As filed with the Securities and Exchange Commission on January 6, 2025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04556

TRANSAMERICA FUNDS

(Exact name of registrant as specified in charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of principal executive offices) (Zip code)

Dennis P. Gallagher, Esq., 1801 California St., Suite 5200, Denver, CO 80202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-233-4339

Date of fiscal year end:   October 31

Date of reporting period: October 31, 2024*

*This Form N-CSR pertains to each series of the registrant except Transamerica Stock Index, which has a fiscal year end of December 31.

Item 1:	Report(s) to Shareholders.

(a)

Annual Shareholder Report

October 31, 2024

Transamerica Balanced II

Class I3

TBLTX

October 31, 2024

Fund Overview

Transamerica Balanced II (the "Fund") seeks to provide a high total investment return. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I3	$70	0.62%

How did the Fund perform last year and what affected its performance?

Easing inflation and improved growth prospects fueled optimism for a soft landing in the fiscal year ended October 31, 2024, and markets were able to advance.

Stock selection in hardware & semiconductors, retail, and pharma/medical technology sectors contributed most to performance, while software & services, financial services, and telecommunications were the largest detractors.

Top contributors included underweight positions in Intel Corp. and Cisco Systems, Inc. and an overweight position in NVIDIA Corp. Intel Corp., an underweight and major contributor to returns in the fiscal year, faced challenges due to seasonal demand trends, product execution, and a muted gross margin trajectory. It experienced slow uptake of foundry services and limited traction in AI XPU products, amid tough macro headwinds and a competitive environment.

Top detractors included underweight allocations in Walmart Inc., Oracle Corp., and Broadcom, Inc. Oracle Corp., a major detractor, provides enterprise software solutions and cloud services. The sleeve’s underweight position detracted from performance after strong cloud infrastructure revenue and new long-term targets came in above expectations. Oracle Corp. benefited from increased capacity and announced ambitious fiscal year 2029 targets, suggesting strong demand for its cloud services.

Performance in the Fund’s fixed-income sleeve was driven by an overweight to credit relative to the benchmark during the fiscal year. This positioning led the sleeve to generate additional yield and to benefit from the positive impact of spread compression on bond prices in the sleeve compared to those in the benchmark. Duration and curve positioning impacts negligibly detracted from relative performance.

At the sector level, selection within and an underweight allocation to government securities contributed the most to relative returns. The overweight allocation to investment grade corporate credit and selection within the sector also notably contributed. An overweight allocation to asset-backed securities, selection within commercial mortgage-backed securities and positioning within agency residential mortgage-backed securities were the largest detractors.

Within corporate credit, the largest contributors to relative performance were selection within banking and insurance and an overweight allocation to technology. Detractors included selection within finance companies, basic industry and consumer cyclicals.

Transamerica Balanced II

Class I3

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I3	S&P 500® Index	Bloomberg US Aggregate Bond Index
9/15/2017	$10,000	$10,000	$10,000
9/30/2017	$10,030	$10,101	$9,975
10/31/2017	$10,170	$10,336	$9,981
11/30/2017	$10,350	$10,653	$9,968
12/31/2017	$10,447	$10,772	$10,014
1/31/2018	$10,740	$11,388	$9,899
2/28/2018	$10,427	$10,969	$9,805
3/31/2018	$10,284	$10,690	$9,868
4/30/2018	$10,274	$10,731	$9,794
5/31/2018	$10,436	$10,989	$9,864
6/30/2018	$10,480	$11,057	$9,852
7/31/2018	$10,734	$11,469	$9,855
8/31/2018	$10,958	$11,842	$9,918
9/30/2018	$10,975	$11,910	$9,854
10/31/2018	$10,424	$11,096	$9,776
11/30/2018	$10,597	$11,322	$9,835
12/31/2018	$10,081	$10,299	$10,015
1/31/2019	$10,611	$11,125	$10,122
2/28/2019	$10,801	$11,482	$10,116
3/31/2019	$10,999	$11,705	$10,310
4/30/2019	$11,286	$12,179	$10,313
5/31/2019	$10,914	$11,405	$10,496
6/30/2019	$11,423	$12,209	$10,628
7/31/2019	$11,519	$12,384	$10,651
8/31/2019	$11,508	$12,188	$10,927
9/30/2019	$11,610	$12,416	$10,869
10/31/2019	$11,793	$12,685	$10,901
11/30/2019	$12,061	$13,146	$10,896
12/31/2019	$12,292	$13,542	$10,888
1/31/2020	$12,403	$13,537	$11,098
2/29/2020	$11,917	$12,423	$11,298
3/31/2020	$10,865	$10,888	$11,231
4/30/2020	$11,829	$12,284	$11,431
5/31/2020	$12,229	$12,869	$11,484
6/30/2020	$12,462	$13,125	$11,556
7/31/2020	$12,997	$13,865	$11,729
8/31/2020	$13,553	$14,862	$11,634
9/30/2020	$13,207	$14,297	$11,628
10/31/2020	$12,973	$13,917	$11,576
11/30/2020	$13,877	$15,440	$11,690
12/31/2020	$14,224	$16,034	$11,706
1/31/2021	$14,119	$15,872	$11,622
2/28/2021	$14,259	$16,310	$11,454
3/31/2021	$14,614	$17,024	$11,311
4/30/2021	$15,174	$17,933	$11,400
5/31/2021	$15,255	$18,058	$11,437
6/30/2021	$15,525	$18,480	$11,518
7/31/2021	$15,817	$18,919	$11,647
8/31/2021	$16,063	$19,494	$11,624
9/30/2021	$15,528	$18,587	$11,524
10/31/2021	$16,243	$19,889	$11,521
11/30/2021	$16,208	$19,752	$11,555
12/31/2021	$16,649	$20,637	$11,525
1/31/2022	$16,036	$19,569	$11,277
2/28/2022	$15,678	$18,983	$11,151
3/31/2022	$15,843	$19,688	$10,841
4/30/2022	$14,780	$17,971	$10,430
5/31/2022	$14,818	$18,004	$10,497
6/30/2022	$13,971	$16,518	$10,332
7/31/2022	$14,884	$18,041	$10,585
8/31/2022	$14,357	$17,305	$10,286
9/30/2022	$13,320	$15,711	$9,841
10/31/2022	$13,823	$16,983	$9,714
11/30/2022	$14,507	$17,932	$10,071
12/31/2022	$13,960	$16,899	$10,026
1/31/2023	$14,665	$17,961	$10,334
2/28/2023	$14,340	$17,523	$10,067
3/31/2023	$14,786	$18,166	$10,323
4/30/2023	$14,963	$18,450	$10,385
5/31/2023	$14,963	$18,530	$10,272
6/30/2023	$15,549	$19,754	$10,235
7/31/2023	$15,863	$20,389	$10,228
8/31/2023	$15,699	$20,064	$10,163
9/30/2023	$15,120	$19,108	$9,905
10/31/2023	$14,845	$18,706	$9,748
11/30/2023	$15,904	$20,414	$10,190
12/31/2023	$16,580	$21,342	$10,580
1/31/2024	$16,749	$21,700	$10,551
2/29/2024	$17,214	$22,859	$10,402
3/31/2024	$17,622	$23,594	$10,498
4/30/2024	$17,041	$22,631	$10,233
5/31/2024	$17,664	$23,753	$10,406
6/30/2024	$18,149	$24,605	$10,505
7/31/2024	$18,376	$24,905	$10,750
8/31/2024	$18,775	$25,509	$10,905
9/30/2024	$19,095	$26,054	$11,051
10/31/2024	$18,810	$25,817	$10,777

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 9/15/17
Class I3	26.70%	9.79%	9.27%
S&P 500®IndexFootnote Reference(a)	38.02%	15.27%	14.23%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	10.55%	(0.23%)	1.05%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$112,304,076
Number of Portfolio Holdings	563
Portfolio Turnover Rate	38%
Total Advisory Fees Paid (net of waivers and reimbursements)	$518,799

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks	60.1%
Corporate Debt Securities	13.7
U.S. Government Agency Obligations	10.1
U.S. Government Obligations	10.0
Commercial Paper	6.6
Mortgage-Backed Securities	2.5
Asset-Backed Securities	1.9
Short-Term U.S. Government Obligations	1.9
Repurchase Agreements	1.1
Foreign Government Obligations	0.4
Other Investment Company	0.3
Net Other Assets (Liabilities)Footnote Reference^	(8.6)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Balanced II

Class I3

Top Holdings (Percentage of Net Assets)

NVIDIA Corp.	4.4%
Microsoft Corp.	4.2
Apple, Inc.	4.2
Amazon.com, Inc.	2.4
Meta Platforms, Inc., Class A	1.7
Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2054	1.6
Alphabet, Inc., Class A	1.3
Uniform Mortgage-Backed Security, TBA, 3.00%, 11/01/2054	1.2
Mastercard, Inc., Class A	1.0
Alphabet, Inc., Class C	1.0

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Balanced II

Class I3

Annual Shareholder Report

October 31, 2024

Transamerica Balanced II

Class R

TBLRX

October 31, 2024

Fund Overview

Transamerica Balanced II (the "Fund") seeks to provide a high total investment return. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$124	1.10%

How did the Fund perform last year and what affected its performance?

Easing inflation and improved growth prospects fueled optimism for a soft landing in the fiscal year ended October 31, 2024, and markets were able to advance.

Stock selection in hardware & semiconductors, retail, and pharma/medical technology sectors contributed most to performance, while software & services, financial services, and telecommunications were the largest detractors.

Top contributors included underweight positions in Intel Corp. and Cisco Systems, Inc. and an overweight position in NVIDIA Corp. Intel Corp., an underweight and major contributor to returns in the fiscal year, faced challenges due to seasonal demand trends, product execution, and a muted gross margin trajectory. It experienced slow uptake of foundry services and limited traction in AI XPU products, amid tough macro headwinds and a competitive environment.

Top detractors included underweight allocations in Walmart Inc., Oracle Corp., and Broadcom, Inc. Oracle Corp., a major detractor, provides enterprise software solutions and cloud services. The sleeve’s underweight position detracted from performance after strong cloud infrastructure revenue and new long-term targets came in above expectations. Oracle Corp. benefited from increased capacity and announced ambitious fiscal year 2029 targets, suggesting strong demand for its cloud services.

Performance in the Fund’s fixed-income sleeve was driven by an overweight to credit relative to the benchmark during the fiscal year. This positioning led the sleeve to generate additional yield and to benefit from the positive impact of spread compression on bond prices in the sleeve compared to those in the benchmark. Duration and curve positioning impacts negligibly detracted from relative performance.

At the sector level, selection within and an underweight allocation to government securities contributed the most to relative returns. The overweight allocation to investment grade corporate credit and selection within the sector also notably contributed. An overweight allocation to asset-backed securities, selection within commercial mortgage-backed securities and positioning within agency residential mortgage-backed securities were the largest detractors.

Within corporate credit, the largest contributors to relative performance were selection within banking and insurance and an overweight allocation to technology. Detractors included selection within finance companies, basic industry and consumer cyclicals.

Transamerica Balanced II

Class R

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R	S&P 500® Index	Bloomberg US Aggregate Bond Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,164	$10,269	$10,071
12/31/2014	$10,174	$10,243	$10,080
1/31/2015	$10,081	$9,936	$10,292
2/28/2015	$10,375	$10,507	$10,195
3/31/2015	$10,287	$10,340	$10,242
4/30/2015	$10,292	$10,440	$10,206
5/31/2015	$10,385	$10,574	$10,181
6/30/2015	$10,209	$10,369	$10,070
7/31/2015	$10,328	$10,586	$10,140
8/31/2015	$9,956	$9,948	$10,125
9/30/2015	$9,806	$9,702	$10,194
10/31/2015	$10,278	$10,520	$10,196
11/30/2015	$10,283	$10,551	$10,169
12/31/2015	$10,166	$10,385	$10,136
1/31/2016	$9,883	$9,869	$10,275
2/29/2016	$9,851	$9,856	$10,348
3/31/2016	$10,288	$10,525	$10,443
4/30/2016	$10,341	$10,566	$10,483
5/31/2016	$10,467	$10,755	$10,486
6/30/2016	$10,495	$10,783	$10,674
7/31/2016	$10,790	$11,181	$10,742
8/31/2016	$10,796	$11,196	$10,730
9/30/2016	$10,792	$11,199	$10,723
10/31/2016	$10,665	$10,994	$10,641
11/30/2016	$10,829	$11,401	$10,390
12/31/2016	$10,948	$11,627	$10,404
1/31/2017	$11,104	$11,847	$10,425
2/28/2017	$11,386	$12,318	$10,495
3/31/2017	$11,395	$12,332	$10,489
4/30/2017	$11,509	$12,459	$10,570
5/31/2017	$11,612	$12,634	$10,651
6/30/2017	$11,632	$12,713	$10,641
7/31/2017	$11,795	$12,974	$10,687
8/31/2017	$11,865	$13,014	$10,782
9/30/2017	$11,962	$13,283	$10,731
10/31/2017	$12,117	$13,593	$10,737
11/30/2017	$12,331	$14,009	$10,723
12/31/2017	$12,441	$14,165	$10,773
1/31/2018	$12,778	$14,976	$10,649
2/28/2018	$12,405	$14,424	$10,548
3/31/2018	$12,231	$14,058	$10,615
4/30/2018	$12,207	$14,112	$10,536
5/31/2018	$12,388	$14,451	$10,611
6/30/2018	$12,437	$14,540	$10,598
7/31/2018	$12,727	$15,081	$10,601
8/31/2018	$12,992	$15,573	$10,669
9/30/2018	$13,007	$15,662	$10,600
10/31/2018	$12,341	$14,591	$10,517
11/30/2018	$12,559	$14,888	$10,579
12/31/2018	$11,943	$13,544	$10,774
1/31/2019	$12,571	$14,629	$10,888
2/28/2019	$12,796	$15,099	$10,882
3/31/2019	$13,027	$15,393	$11,091
4/30/2019	$13,354	$16,016	$11,094
5/31/2019	$12,901	$14,998	$11,291
6/30/2019	$13,499	$16,055	$11,432
7/31/2019	$13,613	$16,286	$11,458
8/31/2019	$13,588	$16,028	$11,755
9/30/2019	$13,704	$16,328	$11,692
10/31/2019	$13,919	$16,681	$11,727
11/30/2019	$14,223	$17,287	$11,721
12/31/2019	$14,492	$17,809	$11,713
1/31/2020	$14,622	$17,802	$11,938
2/29/2020	$14,036	$16,336	$12,153
3/31/2020	$12,789	$14,319	$12,082
4/30/2020	$13,924	$16,154	$12,297
5/31/2020	$14,394	$16,923	$12,354
6/30/2020	$14,665	$17,260	$12,432
7/31/2020	$15,280	$18,233	$12,617
8/31/2020	$15,934	$19,544	$12,515
9/30/2020	$15,508	$18,801	$12,509
10/31/2020	$15,233	$18,301	$12,453
11/30/2020	$16,294	$20,305	$12,575
12/31/2020	$16,681	$21,085	$12,592
1/31/2021	$16,558	$20,872	$12,502
2/28/2021	$16,722	$21,448	$12,321
3/31/2021	$17,118	$22,387	$12,168
4/30/2021	$17,774	$23,582	$12,264
5/31/2021	$17,869	$23,747	$12,304
6/30/2021	$18,163	$24,301	$12,390
7/31/2021	$18,505	$24,878	$12,529
8/31/2021	$18,792	$25,635	$12,505
9/30/2021	$18,157	$24,443	$12,397
10/31/2021	$18,978	$26,155	$12,393
11/30/2021	$18,924	$25,974	$12,430
12/31/2021	$19,427	$27,138	$12,398
1/31/2022	$18,712	$25,734	$12,131
2/28/2022	$18,295	$24,963	$11,996
3/31/2022	$18,479	$25,890	$11,662
4/30/2022	$17,225	$23,632	$11,220
5/31/2022	$17,255	$23,676	$11,292
6/30/2022	$16,276	$21,721	$11,115
7/31/2022	$17,324	$23,724	$11,387
8/31/2022	$16,710	$22,757	$11,065
9/30/2022	$15,496	$20,661	$10,587
10/31/2022	$16,066	$22,334	$10,450
11/30/2022	$16,846	$23,582	$10,834
12/31/2022	$16,220	$22,223	$10,785
1/31/2023	$17,039	$23,619	$11,117
2/28/2023	$16,645	$23,043	$10,829
3/31/2023	$17,142	$23,889	$11,104
4/30/2023	$17,363	$24,262	$11,172
5/31/2023	$17,347	$24,367	$11,050
6/30/2023	$18,020	$25,977	$11,011
7/31/2023	$18,368	$26,812	$11,003
8/31/2023	$18,178	$26,385	$10,933
9/30/2023	$17,486	$25,127	$10,655
10/31/2023	$17,168	$24,599	$10,487
11/30/2023	$18,392	$26,845	$10,962
12/31/2023	$19,167	$28,065	$11,381
1/31/2024	$19,362	$28,536	$11,350
2/29/2024	$19,883	$30,060	$11,190
3/31/2024	$20,345	$31,027	$11,293
4/30/2024	$19,659	$29,760	$11,008
5/31/2024	$20,378	$31,236	$11,194
6/30/2024	$20,928	$32,356	$11,300
7/31/2024	$21,190	$32,750	$11,564
8/31/2024	$21,633	$33,545	$11,731
9/30/2024	$21,992	$34,261	$11,888
10/31/2024	$21,663	$33,950	$11,593

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class R	26.19%	9.25%	8.04%
S&P 500®IndexFootnote Reference(a)	38.02%	15.27%	13.00%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	10.55%	(0.23%)	1.49%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$112,304,076
Number of Portfolio Holdings	563
Portfolio Turnover Rate	38%
Total Advisory Fees Paid (net of waivers and reimbursements)	$518,799

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks	60.1%
Corporate Debt Securities	13.7
U.S. Government Agency Obligations	10.1
U.S. Government Obligations	10.0
Commercial Paper	6.6
Mortgage-Backed Securities	2.5
Asset-Backed Securities	1.9
Short-Term U.S. Government Obligations	1.9
Repurchase Agreements	1.1
Foreign Government Obligations	0.4
Other Investment Company	0.3
Net Other Assets (Liabilities)Footnote Reference^	(8.6)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Balanced II

Class R

Top Holdings (Percentage of Net Assets)

NVIDIA Corp.	4.4%
Microsoft Corp.	4.2
Apple, Inc.	4.2
Amazon.com, Inc.	2.4
Meta Platforms, Inc., Class A	1.7
Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2054	1.6
Alphabet, Inc., Class A	1.3
Uniform Mortgage-Backed Security, TBA, 3.00%, 11/01/2054	1.2
Mastercard, Inc., Class A	1.0
Alphabet, Inc., Class C	1.0

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Balanced II

Class R

Annual Shareholder Report

October 31, 2024

Transamerica Bond

Class A

IDITX

October 31, 2024

Fund Overview

Transamerica Bond (the "Fund") seeks to provide high total return through a combination of current income and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$89	0.84%

How did the Fund perform last year and what affected its performance?

Performance was driven by the Fund’s overweight to credit relative to the benchmark during the fiscal year. This positioning led the Fund to generate additional yield and to benefit from the positive impact of spread compression on bond prices in the Fund compared to those in the benchmark. Duration and curve positioning factors detracted from relative performance.

At a sector level, selection within government securities and an off-index allocation to high yield corporate credit contributed the most to relative returns. The underweight allocation to government securities also notably contributed. The overweight allocation to asset-backed securities (“ABS”), an underweight allocation to agency residential mortgage-backed securities (“agency RMBS”) and selection within commercial mortgage-backed securities (“CMBS”) were the largest relative return detractors.

Within corporate credit, the largest contributor to relative returns was selection within banking followed by the overweight allocation to and selection within consumer non-cyclicals. Detractors included selection within finance companies as well as selection within and an underweight allocation to electric.

Over the fiscal year, the sub-adviser adjusted sector allocations to reflect developments in the economic environment and evolving views on relative value across sectors. The allocation to high yield corporate credit was reduced given less favorable relative value outlooks on the sector, and CMBS exposure was managed down as certain property types, like office, remained under pressure. Proceeds from these sales were largely reinvested in high-quality securitized investments, including agency RMBS, non-agency RMBS and ABS deals collateralized by credit card receivables and timeshares.

While overall exposure to investment grade corporate credit didn’t change significantly over the period, the sub-adviser did move up marginally in credit quality within the sector. This was on the view that the additional yield offered by lower-quality credit relative to higher-quality credit was slightly less compelling given the spread compression that had already occurred during the year.

Transamerica Bond

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Bloomberg US Aggregate Bond Index
10/31/2014	$9,527	$10,000
11/30/2014	$9,539	$10,071
12/31/2014	$9,500	$10,080
1/31/2015	$9,584	$10,292
2/28/2015	$9,619	$10,195
3/31/2015	$9,632	$10,242
4/30/2015	$9,657	$10,206
5/31/2015	$9,672	$10,181
6/30/2015	$9,596	$10,070
7/31/2015	$9,612	$10,140
8/31/2015	$9,552	$10,125
9/30/2015	$9,514	$10,194
10/31/2015	$9,580	$10,196
11/30/2015	$9,533	$10,169
12/31/2015	$9,431	$10,136
1/31/2016	$9,431	$10,275
2/29/2016	$9,389	$10,348
3/31/2016	$9,554	$10,443
4/30/2016	$9,677	$10,483
5/31/2016	$9,727	$10,486
6/30/2016	$9,829	$10,674
7/31/2016	$9,932	$10,742
8/31/2016	$10,005	$10,730
9/30/2016	$10,048	$10,723
10/31/2016	$10,038	$10,641
11/30/2016	$9,905	$10,390
12/31/2016	$9,970	$10,404
1/31/2017	$10,022	$10,425
2/28/2017	$10,129	$10,495
3/31/2017	$10,130	$10,489
4/30/2017	$10,205	$10,570
5/31/2017	$10,292	$10,651
6/30/2017	$10,302	$10,641
7/31/2017	$10,367	$10,687
8/31/2017	$10,432	$10,782
9/30/2017	$10,432	$10,731
10/31/2017	$10,451	$10,737
11/30/2017	$10,427	$10,723
12/31/2017	$10,460	$10,773
1/31/2018	$10,445	$10,649
2/28/2018	$10,373	$10,548
3/31/2018	$10,382	$10,615
4/30/2018	$10,356	$10,536
5/31/2018	$10,375	$10,611
6/30/2018	$10,362	$10,598
7/31/2018	$10,405	$10,601
8/31/2018	$10,447	$10,669
9/30/2018	$10,444	$10,600
10/31/2018	$10,370	$10,517
11/30/2018	$10,357	$10,579
12/31/2018	$10,378	$10,774
1/31/2019	$10,560	$10,888
2/28/2019	$10,615	$10,882
3/31/2019	$10,762	$11,091
4/30/2019	$10,804	$11,094
5/31/2019	$10,917	$11,291
6/30/2019	$11,065	$11,432
7/31/2019	$11,105	$11,458
8/31/2019	$11,299	$11,755
9/30/2019	$11,266	$11,692
10/31/2019	$11,303	$11,727
11/30/2019	$11,305	$11,721
12/31/2019	$11,319	$11,713
1/31/2020	$11,513	$11,938
2/29/2020	$11,622	$12,153
3/31/2020	$10,837	$12,082
4/30/2020	$11,204	$12,297
5/31/2020	$11,399	$12,354
6/30/2020	$11,593	$12,432
7/31/2020	$11,860	$12,617
8/31/2020	$11,819	$12,515
9/30/2020	$11,814	$12,509
10/31/2020	$11,759	$12,453
11/30/2020	$11,988	$12,575
12/31/2020	$12,064	$12,592
1/31/2021	$11,997	$12,502
2/28/2021	$11,832	$12,321
3/31/2021	$11,728	$12,168
4/30/2021	$11,838	$12,264
5/31/2021	$11,899	$12,304
6/30/2021	$12,008	$12,390
7/31/2021	$12,118	$12,529
8/31/2021	$12,127	$12,505
9/30/2021	$12,036	$12,397
10/31/2021	$12,033	$12,393
11/30/2021	$12,042	$12,430
12/31/2021	$12,048	$12,398
1/31/2022	$11,802	$12,131
2/28/2022	$11,633	$11,996
3/31/2022	$11,387	$11,662
4/30/2022	$10,976	$11,220
5/31/2022	$10,950	$11,292
6/30/2022	$10,653	$11,115
7/31/2022	$10,924	$11,387
8/31/2022	$10,680	$11,065
9/30/2022	$10,227	$10,587
10/31/2022	$10,138	$10,450
11/30/2022	$10,453	$10,834
12/31/2022	$10,430	$10,785
1/31/2023	$10,774	$11,117
2/28/2023	$10,540	$10,829
3/31/2023	$10,730	$11,104
4/30/2023	$10,800	$11,172
5/31/2023	$10,685	$11,050
6/30/2023	$10,692	$11,011
7/31/2023	$10,684	$11,003
8/31/2023	$10,624	$10,933
9/30/2023	$10,349	$10,655
10/31/2023	$10,196	$10,487
11/30/2023	$10,637	$10,962
12/31/2023	$11,053	$11,381
1/31/2024	$11,019	$11,350
2/29/2024	$10,905	$11,190
3/31/2024	$11,011	$11,293
4/30/2024	$10,747	$11,008
5/31/2024	$10,910	$11,194
6/30/2024	$11,046	$11,300
7/31/2024	$11,237	$11,564
8/31/2024	$11,415	$11,731
9/30/2024	$11,564	$11,888
10/31/2024	$11,308	$11,593

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class A with Load	5.59%	(0.96%)	1.24%
Class A	10.91%	0.01%	1.73%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	10.55%	(0.23%)	1.49%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$2,461,486,825
Number of Portfolio Holdings	554
Portfolio Turnover Rate	55%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,889,026
Average MaturityFootnote Reference§	8.20 years
DurationFootnote Reference†	5.92 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Bond

Class A

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	40.2%
AAA	14.7
AA	0.6
A	12.1
BBB	23.5
BB	7.3
B	2.2
CCC and Below	0.7
Not Rated	2.1
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	39.4%
U.S. Government Obligations	27.9
Asset-Backed Securities	11.5
Mortgage-Backed Securities	9.8
U.S. Government Agency Obligations	9.3
Short-Term U.S. Government Obligations	3.6
Repurchase Agreements	2.8
Commercial Paper	1.6
Foreign Government Obligations	0.8
Other Investment Company	0.8
Loan Assignments	0.2
Net Other Assets (Liabilities)Footnote Reference^	(7.7)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	2.4%
Uniform Mortgage-Backed Security, TBA, 2.00%, 11/01/2054	2.2
U.S. Treasury Bonds, 2.38%, 02/15/2042	1.6
U.S. Treasury Notes, 1.38%, 11/15/2031	1.4
U.s. Treasury Bills, 5.11%, 11/29/2024	1.3
Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2054	1.2
U.S. Treasury Bonds, 3.50%, 02/15/2039	1.2
U.S. Treasury Bonds, 1.25%, 05/15/2050	1.1
U.S. Treasury Notes, 3.50%, 09/30/2026	1.1
U.S. Treasury Bonds, 4.75%, 11/15/2043	1.1

Transamerica Bond

Class A

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Bond

Class A

Annual Shareholder Report

October 31, 2024

Transamerica Bond

Class C

IFLLX

October 31, 2024

Fund Overview

Transamerica Bond (the "Fund") seeks to provide high total return through a combination of current income and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$161	1.53%

How did the Fund perform last year and what affected its performance?

Performance was driven by the Fund’s overweight to credit relative to the benchmark during the fiscal year. This positioning led the Fund to generate additional yield and to benefit from the positive impact of spread compression on bond prices in the Fund compared to those in the benchmark. Duration and curve positioning factors detracted from relative performance.

At a sector level, selection within government securities and an off-index allocation to high yield corporate credit contributed the most to relative returns. The underweight allocation to government securities also notably contributed. The overweight allocation to asset-backed securities (“ABS”), an underweight allocation to agency residential mortgage-backed securities (“agency RMBS”) and selection within commercial mortgage-backed securities (“CMBS”) were the largest relative return detractors.

Within corporate credit, the largest contributor to relative returns was selection within banking followed by the overweight allocation to and selection within consumer non-cyclicals. Detractors included selection within finance companies as well as selection within and an underweight allocation to electric.

Over the fiscal year, the sub-adviser adjusted sector allocations to reflect developments in the economic environment and evolving views on relative value across sectors. The allocation to high yield corporate credit was reduced given less favorable relative value outlooks on the sector, and CMBS exposure was managed down as certain property types, like office, remained under pressure. Proceeds from these sales were largely reinvested in high-quality securitized investments, including agency RMBS, non-agency RMBS and ABS deals collateralized by credit card receivables and timeshares.

While overall exposure to investment grade corporate credit didn’t change significantly over the period, the sub-adviser did move up marginally in credit quality within the sector. This was on the view that the additional yield offered by lower-quality credit relative to higher-quality credit was slightly less compelling given the spread compression that had already occurred during the year.

Transamerica Bond

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	Bloomberg US Aggregate Bond Index
10/31/2014	$10,000	$10,000
11/30/2014	$10,007	$10,071
12/31/2014	$9,960	$10,080
1/31/2015	$10,042	$10,292
2/28/2015	$10,074	$10,195
3/31/2015	$10,082	$10,242
4/30/2015	$10,102	$10,206
5/31/2015	$10,112	$10,181
6/30/2015	$10,026	$10,070
7/31/2015	$10,036	$10,140
8/31/2015	$9,968	$10,125
9/30/2015	$9,922	$10,194
10/31/2015	$9,974	$10,196
11/30/2015	$9,930	$10,169
12/31/2015	$9,818	$10,136
1/31/2016	$9,812	$10,275
2/29/2016	$9,761	$10,348
3/31/2016	$9,928	$10,443
4/30/2016	$10,051	$10,483
5/31/2016	$10,097	$10,486
6/30/2016	$10,187	$10,674
7/31/2016	$10,300	$10,742
8/31/2016	$10,369	$10,730
9/30/2016	$10,408	$10,723
10/31/2016	$10,391	$10,641
11/30/2016	$10,247	$10,390
12/31/2016	$10,308	$10,404
1/31/2017	$10,356	$10,425
2/28/2017	$10,461	$10,495
3/31/2017	$10,455	$10,489
4/30/2017	$10,538	$10,570
5/31/2017	$10,611	$10,651
6/30/2017	$10,616	$10,641
7/31/2017	$10,676	$10,687
8/31/2017	$10,738	$10,782
9/30/2017	$10,732	$10,731
10/31/2017	$10,746	$10,737
11/30/2017	$10,715	$10,723
12/31/2017	$10,743	$10,773
1/31/2018	$10,721	$10,649
2/28/2018	$10,641	$10,548
3/31/2018	$10,644	$10,615
4/30/2018	$10,611	$10,536
5/31/2018	$10,625	$10,611
6/30/2018	$10,605	$10,598
7/31/2018	$10,644	$10,601
8/31/2018	$10,681	$10,669
9/30/2018	$10,672	$10,600
10/31/2018	$10,603	$10,517
11/30/2018	$10,584	$10,579
12/31/2018	$10,587	$10,774
1/31/2019	$10,769	$10,888
2/28/2019	$10,820	$10,882
3/31/2019	$10,965	$11,091
4/30/2019	$11,001	$11,094
5/31/2019	$11,111	$11,291
6/30/2019	$11,257	$11,432
7/31/2019	$11,292	$11,458
8/31/2019	$11,484	$11,755
9/30/2019	$11,445	$11,692
10/31/2019	$11,477	$11,727
11/30/2019	$11,473	$11,721
12/31/2019	$11,481	$11,713
1/31/2020	$11,673	$11,938
2/29/2020	$11,778	$12,153
3/31/2020	$10,983	$12,082
4/30/2020	$11,338	$12,297
5/31/2020	$11,531	$12,354
6/30/2020	$11,710	$12,432
7/31/2020	$11,975	$12,617
8/31/2020	$11,941	$12,515
9/30/2020	$11,931	$12,509
10/31/2020	$11,857	$12,453
11/30/2020	$12,083	$12,575
12/31/2020	$12,154	$12,592
1/31/2021	$12,081	$12,502
2/28/2021	$11,920	$12,321
3/31/2021	$11,808	$12,168
4/30/2021	$11,913	$12,264
5/31/2021	$11,955	$12,304
6/30/2021	$12,072	$12,390
7/31/2021	$12,176	$12,529
8/31/2021	$12,166	$12,505
9/30/2021	$12,080	$12,397
10/31/2021	$12,070	$12,393
11/30/2021	$12,060	$12,430
12/31/2021	$12,073	$12,398
1/31/2022	$11,805	$12,131
2/28/2022	$11,641	$11,996
3/31/2022	$11,388	$11,662
4/30/2022	$10,967	$11,220
5/31/2022	$10,935	$11,292
6/30/2022	$10,632	$11,115
7/31/2022	$10,911	$11,387
8/31/2022	$10,660	$11,065
9/30/2022	$10,186	$10,587
10/31/2022	$10,091	$10,450
11/30/2022	$10,402	$10,834
12/31/2022	$10,386	$10,785
1/31/2023	$10,725	$11,117
2/28/2023	$10,472	$10,829
3/31/2023	$10,670	$11,104
4/30/2023	$10,734	$11,172
5/31/2023	$10,600	$11,050
6/30/2023	$10,601	$11,011
7/31/2023	$10,587	$11,003
8/31/2023	$10,520	$10,933
9/30/2023	$10,253	$10,655
10/31/2023	$10,081	$10,487
11/30/2023	$10,514	$10,962
12/31/2023	$10,921	$11,381
1/31/2024	$10,895	$11,350
2/29/2024	$10,762	$11,190
3/31/2024	$10,861	$11,293
4/30/2024	$10,592	$11,008
5/31/2024	$10,761	$11,194
6/30/2024	$10,875	$11,300
7/31/2024	$11,058	$11,564
8/31/2024	$11,227	$11,731
9/30/2024	$11,368	$11,888
10/31/2024	$11,108	$11,593

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class C with Load	9.19%	(0.65%)	1.06%
Class C	10.19%	(0.65%)	1.06%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	10.55%	(0.23%)	1.49%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$2,461,486,825
Number of Portfolio Holdings	554
Portfolio Turnover Rate	55%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,889,026
Average MaturityFootnote Reference§	8.20 years
DurationFootnote Reference†	5.92 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Bond

Class C

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	40.2%
AAA	14.7
AA	0.6
A	12.1
BBB	23.5
BB	7.3
B	2.2
CCC and Below	0.7
Not Rated	2.1
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	39.4%
U.S. Government Obligations	27.9
Asset-Backed Securities	11.5
Mortgage-Backed Securities	9.8
U.S. Government Agency Obligations	9.3
Short-Term U.S. Government Obligations	3.6
Repurchase Agreements	2.8
Commercial Paper	1.6
Foreign Government Obligations	0.8
Other Investment Company	0.8
Loan Assignments	0.2
Net Other Assets (Liabilities)Footnote Reference^	(7.7)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	2.4%
Uniform Mortgage-Backed Security, TBA, 2.00%, 11/01/2054	2.2
U.S. Treasury Bonds, 2.38%, 02/15/2042	1.6
U.S. Treasury Notes, 1.38%, 11/15/2031	1.4
U.s. Treasury Bills, 5.11%, 11/29/2024	1.3
Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2054	1.2
U.S. Treasury Bonds, 3.50%, 02/15/2039	1.2
U.S. Treasury Bonds, 1.25%, 05/15/2050	1.1
U.S. Treasury Notes, 3.50%, 09/30/2026	1.1
U.S. Treasury Bonds, 4.75%, 11/15/2043	1.1

Transamerica Bond

Class C

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Bond

Class C

Annual Shareholder Report

October 31, 2024

Transamerica Bond

Class I

TFXIX

October 31, 2024

Fund Overview

Transamerica Bond (the "Fund") seeks to provide high total return through a combination of current income and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$53	0.50%

How did the Fund perform last year and what affected its performance?

Performance was driven by the Fund’s overweight to credit relative to the benchmark during the fiscal year. This positioning led the Fund to generate additional yield and to benefit from the positive impact of spread compression on bond prices in the Fund compared to those in the benchmark. Duration and curve positioning factors detracted from relative performance.

At a sector level, selection within government securities and an off-index allocation to high yield corporate credit contributed the most to relative returns. The underweight allocation to government securities also notably contributed. The overweight allocation to asset-backed securities (“ABS”), an underweight allocation to agency residential mortgage-backed securities (“agency RMBS”) and selection within commercial mortgage-backed securities (“CMBS”) were the largest relative return detractors.

Within corporate credit, the largest contributor to relative returns was selection within banking followed by the overweight allocation to and selection within consumer non-cyclicals. Detractors included selection within finance companies as well as selection within and an underweight allocation to electric.

Over the fiscal year, the sub-adviser adjusted sector allocations to reflect developments in the economic environment and evolving views on relative value across sectors. The allocation to high yield corporate credit was reduced given less favorable relative value outlooks on the sector, and CMBS exposure was managed down as certain property types, like office, remained under pressure. Proceeds from these sales were largely reinvested in high-quality securitized investments, including agency RMBS, non-agency RMBS and ABS deals collateralized by credit card receivables and timeshares.

While overall exposure to investment grade corporate credit didn’t change significantly over the period, the sub-adviser did move up marginally in credit quality within the sector. This was on the view that the additional yield offered by lower-quality credit relative to higher-quality credit was slightly less compelling given the spread compression that had already occurred during the year.

Transamerica Bond

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Bloomberg US Aggregate Bond Index
10/31/2014	$10,000	$10,000
11/30/2014	$10,015	$10,071
12/31/2014	$9,977	$10,080
1/31/2015	$10,078	$10,292
2/28/2015	$10,106	$10,195
3/31/2015	$10,122	$10,242
4/30/2015	$10,150	$10,206
5/31/2015	$10,169	$10,181
6/30/2015	$10,091	$10,070
7/31/2015	$10,110	$10,140
8/31/2015	$10,050	$10,125
9/30/2015	$10,013	$10,194
10/31/2015	$10,084	$10,196
11/30/2015	$10,037	$10,169
12/31/2015	$9,933	$10,136
1/31/2016	$9,935	$10,275
2/29/2016	$9,892	$10,348
3/31/2016	$10,068	$10,443
4/30/2016	$10,200	$10,483
5/31/2016	$10,254	$10,486
6/30/2016	$10,365	$10,674
7/31/2016	$10,475	$10,742
8/31/2016	$10,554	$10,730
9/30/2016	$10,602	$10,723
10/31/2016	$10,594	$10,641
11/30/2016	$10,456	$10,390
12/31/2016	$10,527	$10,404
1/31/2017	$10,595	$10,425
2/28/2017	$10,699	$10,495
3/31/2017	$10,714	$10,489
4/30/2017	$10,795	$10,570
5/31/2017	$10,879	$10,651
6/30/2017	$10,892	$10,641
7/31/2017	$10,975	$10,687
8/31/2017	$11,035	$10,782
9/30/2017	$11,039	$10,731
10/31/2017	$11,074	$10,737
11/30/2017	$11,052	$10,723
12/31/2017	$11,078	$10,773
1/31/2018	$11,065	$10,649
2/28/2018	$11,003	$10,548
3/31/2018	$11,004	$10,615
4/30/2018	$10,979	$10,536
5/31/2018	$11,015	$10,611
6/30/2018	$10,992	$10,598
7/31/2018	$11,054	$10,601
8/31/2018	$11,091	$10,669
9/30/2018	$11,104	$10,600
10/31/2018	$11,031	$10,517
11/30/2018	$11,020	$10,579
12/31/2018	$11,034	$10,774
1/31/2019	$11,244	$10,888
2/28/2019	$11,306	$10,882
3/31/2019	$11,466	$11,091
4/30/2019	$11,502	$11,094
5/31/2019	$11,627	$11,291
6/30/2019	$11,801	$11,432
7/31/2019	$11,835	$11,458
8/31/2019	$12,059	$11,755
9/30/2019	$12,027	$11,692
10/31/2019	$12,072	$11,727
11/30/2019	$12,065	$11,721
12/31/2019	$12,097	$11,713
1/31/2020	$12,308	$11,938
2/29/2020	$12,415	$12,153
3/31/2020	$11,594	$12,082
4/30/2020	$11,989	$12,297
5/31/2020	$12,202	$12,354
6/30/2020	$12,401	$12,432
7/31/2020	$12,690	$12,617
8/31/2020	$12,665	$12,515
9/30/2020	$12,666	$12,509
10/31/2020	$12,611	$12,453
11/30/2020	$12,847	$12,575
12/31/2020	$12,946	$12,592
1/31/2021	$12,880	$12,502
2/28/2021	$12,707	$12,321
3/31/2021	$12,599	$12,168
4/30/2021	$12,721	$12,264
5/31/2021	$12,777	$12,304
6/30/2021	$12,912	$12,390
7/31/2021	$13,034	$12,529
8/31/2021	$13,048	$12,505
9/30/2021	$12,954	$12,397
10/31/2021	$12,955	$12,393
11/30/2021	$12,954	$12,430
12/31/2021	$12,979	$12,398
1/31/2022	$12,704	$12,131
2/28/2022	$12,540	$11,996
3/31/2022	$12,280	$11,662
4/30/2022	$11,841	$11,220
5/31/2022	$11,804	$11,292
6/30/2022	$11,489	$11,115
7/31/2022	$11,799	$11,387
8/31/2022	$11,540	$11,065
9/30/2022	$11,041	$10,587
10/31/2022	$10,950	$10,450
11/30/2022	$11,293	$10,834
12/31/2022	$11,287	$10,785
1/31/2023	$11,663	$11,117
2/28/2023	$11,414	$10,829
3/31/2023	$11,623	$11,104
4/30/2023	$11,704	$11,172
5/31/2023	$11,583	$11,050
6/30/2023	$11,594	$11,011
7/31/2023	$11,589	$11,003
8/31/2023	$11,527	$10,933
9/30/2023	$11,233	$10,655
10/31/2023	$11,071	$10,487
11/30/2023	$11,551	$10,962
12/31/2023	$12,005	$11,381
1/31/2024	$11,972	$11,350
2/29/2024	$11,852	$11,190
3/31/2024	$11,970	$11,293
4/30/2024	$11,687	$11,008
5/31/2024	$11,868	$11,194
6/30/2024	$12,018	$11,300
7/31/2024	$12,229	$11,564
8/31/2024	$12,425	$11,731
9/30/2024	$12,576	$11,888
10/31/2024	$12,301	$11,593

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I	11.11%	0.38%	2.09%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	10.55%	(0.23%)	1.49%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$2,461,486,825
Number of Portfolio Holdings	554
Portfolio Turnover Rate	55%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,889,026
Average MaturityFootnote Reference§	8.20 years
DurationFootnote Reference†	5.92 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Bond

Class I

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	40.2%
AAA	14.7
AA	0.6
A	12.1
BBB	23.5
BB	7.3
B	2.2
CCC and Below	0.7
Not Rated	2.1
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	39.4%
U.S. Government Obligations	27.9
Asset-Backed Securities	11.5
Mortgage-Backed Securities	9.8
U.S. Government Agency Obligations	9.3
Short-Term U.S. Government Obligations	3.6
Repurchase Agreements	2.8
Commercial Paper	1.6
Foreign Government Obligations	0.8
Other Investment Company	0.8
Loan Assignments	0.2
Net Other Assets (Liabilities)Footnote Reference^	(7.7)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	2.4%
Uniform Mortgage-Backed Security, TBA, 2.00%, 11/01/2054	2.2
U.S. Treasury Bonds, 2.38%, 02/15/2042	1.6
U.S. Treasury Notes, 1.38%, 11/15/2031	1.4
U.s. Treasury Bills, 5.11%, 11/29/2024	1.3
Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2054	1.2
U.S. Treasury Bonds, 3.50%, 02/15/2039	1.2
U.S. Treasury Bonds, 1.25%, 05/15/2050	1.1
U.S. Treasury Notes, 3.50%, 09/30/2026	1.1
U.S. Treasury Bonds, 4.75%, 11/15/2043	1.1

Transamerica Bond

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Bond

Class I

Annual Shareholder Report

October 31, 2024

Transamerica Bond

Class I2

Ticker: N/A

October 31, 2024

Fund Overview

Transamerica Bond (the "Fund") seeks to provide high total return through a combination of current income and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$46	0.44%

How did the Fund perform last year and what affected its performance?

Performance was driven by the Fund’s overweight to credit relative to the benchmark during the fiscal year. This positioning led the Fund to generate additional yield and to benefit from the positive impact of spread compression on bond prices in the Fund compared to those in the benchmark. Duration and curve positioning factors detracted from relative performance.

At a sector level, selection within government securities and an off-index allocation to high yield corporate credit contributed the most to relative returns. The underweight allocation to government securities also notably contributed. The overweight allocation to asset-backed securities (“ABS”), an underweight allocation to agency residential mortgage-backed securities (“agency RMBS”) and selection within commercial mortgage-backed securities (“CMBS”) were the largest relative return detractors.

Within corporate credit, the largest contributor to relative returns was selection within banking followed by the overweight allocation to and selection within consumer non-cyclicals. Detractors included selection within finance companies as well as selection within and an underweight allocation to electric.

Over the fiscal year, the sub-adviser adjusted sector allocations to reflect developments in the economic environment and evolving views on relative value across sectors. The allocation to high yield corporate credit was reduced given less favorable relative value outlooks on the sector, and CMBS exposure was managed down as certain property types, like office, remained under pressure. Proceeds from these sales were largely reinvested in high-quality securitized investments, including agency RMBS, non-agency RMBS and ABS deals collateralized by credit card receivables and timeshares.

While overall exposure to investment grade corporate credit didn’t change significantly over the period, the sub-adviser did move up marginally in credit quality within the sector. This was on the view that the additional yield offered by lower-quality credit relative to higher-quality credit was slightly less compelling given the spread compression that had already occurred during the year.

Transamerica Bond

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Bloomberg US Aggregate Bond Index
10/31/2014	$10,000	$10,000
11/30/2014	$10,016	$10,071
12/31/2014	$9,978	$10,080
1/31/2015	$10,069	$10,292
2/28/2015	$10,109	$10,195
3/31/2015	$10,126	$10,242
4/30/2015	$10,155	$10,206
5/31/2015	$10,164	$10,181
6/30/2015	$10,098	$10,070
7/31/2015	$10,118	$10,140
8/31/2015	$10,047	$10,125
9/30/2015	$10,022	$10,194
10/31/2015	$10,083	$10,196
11/30/2015	$10,037	$10,169
12/31/2015	$9,933	$10,136
1/31/2016	$9,936	$10,275
2/29/2016	$9,894	$10,348
3/31/2016	$10,072	$10,443
4/30/2016	$10,216	$10,483
5/31/2016	$10,260	$10,486
6/30/2016	$10,371	$10,674
7/31/2016	$10,494	$10,742
8/31/2016	$10,574	$10,730
9/30/2016	$10,612	$10,723
10/31/2016	$10,605	$10,641
11/30/2016	$10,468	$10,390
12/31/2016	$10,552	$10,404
1/31/2017	$10,610	$10,425
2/28/2017	$10,726	$10,495
3/31/2017	$10,730	$10,489
4/30/2017	$10,813	$10,570
5/31/2017	$10,909	$10,651
6/30/2017	$10,924	$10,641
7/31/2017	$10,996	$10,687
8/31/2017	$11,058	$10,782
9/30/2017	$11,073	$10,731
10/31/2017	$11,098	$10,737
11/30/2017	$11,077	$10,723
12/31/2017	$11,116	$10,773
1/31/2018	$11,103	$10,649
2/28/2018	$11,031	$10,548
3/31/2018	$11,033	$10,615
4/30/2018	$11,021	$10,536
5/31/2018	$11,045	$10,611
6/30/2018	$11,023	$10,598
7/31/2018	$11,086	$10,601
8/31/2018	$11,135	$10,669
9/30/2018	$11,137	$10,600
10/31/2018	$11,063	$10,517
11/30/2018	$11,054	$10,579
12/31/2018	$11,068	$10,774
1/31/2019	$11,279	$10,888
2/28/2019	$11,341	$10,882
3/31/2019	$11,503	$11,091
4/30/2019	$11,552	$11,094
5/31/2019	$11,664	$11,291
6/30/2019	$11,839	$11,432
7/31/2019	$11,874	$11,458
8/31/2019	$12,099	$11,755
9/30/2019	$12,068	$11,692
10/31/2019	$12,113	$11,727
11/30/2019	$12,120	$11,721
12/31/2019	$12,139	$11,713
1/31/2020	$12,352	$11,938
2/29/2020	$12,473	$12,153
3/31/2020	$11,649	$12,082
4/30/2020	$12,033	$12,297
5/31/2020	$12,260	$12,354
6/30/2020	$12,460	$12,432
7/31/2020	$12,751	$12,617
8/31/2020	$12,727	$12,515
9/30/2020	$12,728	$12,509
10/31/2020	$12,661	$12,453
11/30/2020	$12,913	$12,575
12/31/2020	$13,013	$12,592
1/31/2021	$12,933	$12,502
2/28/2021	$12,760	$12,321
3/31/2021	$12,653	$12,168
4/30/2021	$12,776	$12,264
5/31/2021	$12,847	$12,304
6/30/2021	$12,983	$12,390
7/31/2021	$13,106	$12,529
8/31/2021	$13,107	$12,505
9/30/2021	$13,027	$12,397
10/31/2021	$13,029	$12,393
11/30/2021	$13,029	$12,430
12/31/2021	$13,054	$12,398
1/31/2022	$12,780	$12,131
2/28/2022	$12,615	$11,996
3/31/2022	$12,355	$11,662
4/30/2022	$11,900	$11,220
5/31/2022	$11,877	$11,292
6/30/2022	$11,561	$11,115
7/31/2022	$11,873	$11,387
8/31/2022	$11,613	$11,065
9/30/2022	$11,112	$10,587
10/31/2022	$11,020	$10,450
11/30/2022	$11,366	$10,834
12/31/2022	$11,346	$10,785
1/31/2023	$11,739	$11,117
2/28/2023	$11,475	$10,829
3/31/2023	$11,700	$11,104
4/30/2023	$11,767	$11,172
5/31/2023	$11,646	$11,050
6/30/2023	$11,658	$11,011
7/31/2023	$11,654	$11,003
8/31/2023	$11,592	$10,933
9/30/2023	$11,297	$10,655
10/31/2023	$11,134	$10,487
11/30/2023	$11,618	$10,962
12/31/2023	$12,074	$11,381
1/31/2024	$12,043	$11,350
2/29/2024	$11,922	$11,190
3/31/2024	$12,042	$11,293
4/30/2024	$11,758	$11,008
5/31/2024	$11,940	$11,194
6/30/2024	$12,076	$11,300
7/31/2024	$12,304	$11,564
8/31/2024	$12,503	$11,731
9/30/2024	$12,670	$11,888
10/31/2024	$12,379	$11,593

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I2	11.18%	0.44%	2.16%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	10.55%	(0.23%)	1.49%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$2,461,486,825
Number of Portfolio Holdings	554
Portfolio Turnover Rate	55%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,889,026
Average MaturityFootnote Reference§	8.20 years
DurationFootnote Reference†	5.92 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Bond

Class I2

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	40.2%
AAA	14.7
AA	0.6
A	12.1
BBB	23.5
BB	7.3
B	2.2
CCC and Below	0.7
Not Rated	2.1
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	39.4%
U.S. Government Obligations	27.9
Asset-Backed Securities	11.5
Mortgage-Backed Securities	9.8
U.S. Government Agency Obligations	9.3
Short-Term U.S. Government Obligations	3.6
Repurchase Agreements	2.8
Commercial Paper	1.6
Foreign Government Obligations	0.8
Other Investment Company	0.8
Loan Assignments	0.2
Net Other Assets (Liabilities)Footnote Reference^	(7.7)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	2.4%
Uniform Mortgage-Backed Security, TBA, 2.00%, 11/01/2054	2.2
U.S. Treasury Bonds, 2.38%, 02/15/2042	1.6
U.S. Treasury Notes, 1.38%, 11/15/2031	1.4
U.s. Treasury Bills, 5.11%, 11/29/2024	1.3
Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2054	1.2
U.S. Treasury Bonds, 3.50%, 02/15/2039	1.2
U.S. Treasury Bonds, 1.25%, 05/15/2050	1.1
U.S. Treasury Notes, 3.50%, 09/30/2026	1.1
U.S. Treasury Bonds, 4.75%, 11/15/2043	1.1

Transamerica Bond

Class I2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Bond

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica Bond

Class R

TAADX

October 31, 2024

Fund Overview

Transamerica Bond (the "Fund") seeks to provide high total return through a combination of current income and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$104	0.99%

How did the Fund perform last year and what affected its performance?

Performance was driven by the Fund’s overweight to credit relative to the benchmark during the fiscal year. This positioning led the Fund to generate additional yield and to benefit from the positive impact of spread compression on bond prices in the Fund compared to those in the benchmark. Duration and curve positioning factors detracted from relative performance.

At a sector level, selection within government securities and an off-index allocation to high yield corporate credit contributed the most to relative returns. The underweight allocation to government securities also notably contributed. The overweight allocation to asset-backed securities (“ABS”), an underweight allocation to agency residential mortgage-backed securities (“agency RMBS”) and selection within commercial mortgage-backed securities (“CMBS”) were the largest relative return detractors.

Within corporate credit, the largest contributor to relative returns was selection within banking followed by the overweight allocation to and selection within consumer non-cyclicals. Detractors included selection within finance companies as well as selection within and an underweight allocation to electric.

Over the fiscal year, the sub-adviser adjusted sector allocations to reflect developments in the economic environment and evolving views on relative value across sectors. The allocation to high yield corporate credit was reduced given less favorable relative value outlooks on the sector, and CMBS exposure was managed down as certain property types, like office, remained under pressure. Proceeds from these sales were largely reinvested in high-quality securitized investments, including agency RMBS, non-agency RMBS and ABS deals collateralized by credit card receivables and timeshares.

While overall exposure to investment grade corporate credit didn’t change significantly over the period, the sub-adviser did move up marginally in credit quality within the sector. This was on the view that the additional yield offered by lower-quality credit relative to higher-quality credit was slightly less compelling given the spread compression that had already occurred during the year.

Transamerica Bond

Class R

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R	Bloomberg US Aggregate Bond Index
3/1/2022	$10,000	$10,000
3/31/2022	$9,746	$9,722
4/30/2022	$9,382	$9,353
5/31/2022	$9,357	$9,414
6/30/2022	$9,101	$9,266
7/31/2022	$9,343	$9,492
8/31/2022	$9,132	$9,224
9/30/2022	$8,743	$8,826
10/31/2022	$8,676	$8,711
11/30/2022	$8,949	$9,032
12/31/2022	$8,935	$8,991
1/31/2023	$9,231	$9,267
2/28/2023	$9,020	$9,028
3/31/2023	$9,194	$9,257
4/30/2023	$9,243	$9,313
5/31/2023	$9,143	$9,212
6/30/2023	$9,148	$9,179
7/31/2023	$9,141	$9,173
8/31/2023	$9,089	$9,114
9/30/2023	$8,853	$8,882
10/31/2023	$8,721	$8,742
11/30/2023	$9,098	$9,138
12/31/2023	$9,452	$9,488
1/31/2024	$9,423	$9,462
2/29/2024	$9,324	$9,328
3/31/2024	$9,414	$9,414
4/30/2024	$9,187	$9,177
5/31/2024	$9,325	$9,332
6/30/2024	$9,427	$9,420
7/31/2024	$9,601	$9,640
8/31/2024	$9,752	$9,779
9/30/2024	$9,866	$9,910
10/31/2024	$9,646	$9,664

Average Annual Total Returns

	1 Year	10 Years or Since Inception 3/1/22
Class R	10.60%	(1.34%)
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	10.55%	(1.27%)
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$2,461,486,825
Number of Portfolio Holdings	554
Portfolio Turnover Rate	55%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,889,026
Average MaturityFootnote Reference§	8.20 years
DurationFootnote Reference†	5.92 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Bond

Class R

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	40.2%
AAA	14.7
AA	0.6
A	12.1
BBB	23.5
BB	7.3
B	2.2
CCC and Below	0.7
Not Rated	2.1
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	39.4%
U.S. Government Obligations	27.9
Asset-Backed Securities	11.5
Mortgage-Backed Securities	9.8
U.S. Government Agency Obligations	9.3
Short-Term U.S. Government Obligations	3.6
Repurchase Agreements	2.8
Commercial Paper	1.6
Foreign Government Obligations	0.8
Other Investment Company	0.8
Loan Assignments	0.2
Net Other Assets (Liabilities)Footnote Reference^	(7.7)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	2.4%
Uniform Mortgage-Backed Security, TBA, 2.00%, 11/01/2054	2.2
U.S. Treasury Bonds, 2.38%, 02/15/2042	1.6
U.S. Treasury Notes, 1.38%, 11/15/2031	1.4
U.s. Treasury Bills, 5.11%, 11/29/2024	1.3
Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2054	1.2
U.S. Treasury Bonds, 3.50%, 02/15/2039	1.2
U.S. Treasury Bonds, 1.25%, 05/15/2050	1.1
U.S. Treasury Notes, 3.50%, 09/30/2026	1.1
U.S. Treasury Bonds, 4.75%, 11/15/2043	1.1

Transamerica Bond

Class R

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Bond

Class R

Annual Shareholder Report

October 31, 2024

Transamerica Bond

Class R6

TAFLX

October 31, 2024

Fund Overview

Transamerica Bond (the "Fund") seeks to provide high total return through a combination of current income and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$46	0.44%

How did the Fund perform last year and what affected its performance?

Performance was driven by the Fund’s overweight to credit relative to the benchmark during the fiscal year. This positioning led the Fund to generate additional yield and to benefit from the positive impact of spread compression on bond prices in the Fund compared to those in the benchmark. Duration and curve positioning factors detracted from relative performance.

At a sector level, selection within government securities and an off-index allocation to high yield corporate credit contributed the most to relative returns. The underweight allocation to government securities also notably contributed. The overweight allocation to asset-backed securities (“ABS”), an underweight allocation to agency residential mortgage-backed securities (“agency RMBS”) and selection within commercial mortgage-backed securities (“CMBS”) were the largest relative return detractors.

Within corporate credit, the largest contributor to relative returns was selection within banking followed by the overweight allocation to and selection within consumer non-cyclicals. Detractors included selection within finance companies as well as selection within and an underweight allocation to electric.

Over the fiscal year, the sub-adviser adjusted sector allocations to reflect developments in the economic environment and evolving views on relative value across sectors. The allocation to high yield corporate credit was reduced given less favorable relative value outlooks on the sector, and CMBS exposure was managed down as certain property types, like office, remained under pressure. Proceeds from these sales were largely reinvested in high-quality securitized investments, including agency RMBS, non-agency RMBS and ABS deals collateralized by credit card receivables and timeshares.

While overall exposure to investment grade corporate credit didn’t change significantly over the period, the sub-adviser did move up marginally in credit quality within the sector. This was on the view that the additional yield offered by lower-quality credit relative to higher-quality credit was slightly less compelling given the spread compression that had already occurred during the year.

Transamerica Bond

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	Bloomberg US Aggregate Bond Index
5/29/2015	$10,000	$10,000
5/31/2015	$10,000	$10,016
6/30/2015	$9,935	$9,907
7/31/2015	$9,955	$9,976
8/31/2015	$9,886	$9,961
9/30/2015	$9,850	$10,029
10/31/2015	$9,921	$10,030
11/30/2015	$9,875	$10,004
12/31/2015	$9,773	$9,972
1/31/2016	$9,777	$10,109
2/29/2016	$9,724	$10,180
3/31/2016	$9,910	$10,274
4/30/2016	$10,040	$10,313
5/31/2016	$10,095	$10,316
6/30/2016	$10,205	$10,501
7/31/2016	$10,315	$10,568
8/31/2016	$10,393	$10,556
9/30/2016	$10,441	$10,549
10/31/2016	$10,433	$10,469
11/30/2016	$10,298	$10,221
12/31/2016	$10,369	$10,236
1/31/2017	$10,438	$10,256
2/28/2017	$10,541	$10,325
3/31/2017	$10,556	$10,319
4/30/2017	$10,638	$10,399
5/31/2017	$10,732	$10,479
6/30/2017	$10,747	$10,468
7/31/2017	$10,818	$10,513
8/31/2017	$10,878	$10,608
9/30/2017	$10,882	$10,557
10/31/2017	$10,918	$10,563
11/30/2017	$10,897	$10,550
12/31/2017	$10,924	$10,598
1/31/2018	$10,923	$10,476
2/28/2018	$10,840	$10,377
3/31/2018	$10,854	$10,443
4/30/2018	$10,830	$10,366
5/31/2018	$10,867	$10,440
6/30/2018	$10,845	$10,427
7/31/2018	$10,907	$10,429
8/31/2018	$10,943	$10,496
9/30/2018	$10,957	$10,429
10/31/2018	$10,886	$10,346
11/30/2018	$10,876	$10,408
12/31/2018	$10,890	$10,599
1/31/2019	$11,098	$10,712
2/28/2019	$11,159	$10,706
3/31/2019	$11,318	$10,911
4/30/2019	$11,353	$10,914
5/31/2019	$11,477	$11,108
6/30/2019	$11,649	$11,247
7/31/2019	$11,684	$11,272
8/31/2019	$11,905	$11,564
9/30/2019	$11,875	$11,502
10/31/2019	$11,919	$11,537
11/30/2019	$11,912	$11,531
12/31/2019	$11,944	$11,523
1/31/2020	$12,153	$11,745
2/29/2020	$12,273	$11,956
3/31/2020	$11,450	$11,886
4/30/2020	$11,827	$12,097
5/31/2020	$12,051	$12,154
6/30/2020	$12,247	$12,230
7/31/2020	$12,534	$12,413
8/31/2020	$12,510	$12,313
9/30/2020	$12,511	$12,306
10/31/2020	$12,445	$12,251
11/30/2020	$12,692	$12,371
12/31/2020	$12,790	$12,388
1/31/2021	$12,712	$12,299
2/28/2021	$12,555	$12,122
3/31/2021	$12,437	$11,970
4/30/2021	$12,571	$12,065
5/31/2021	$12,627	$12,104
6/30/2021	$12,761	$12,189
7/31/2021	$12,882	$12,326
8/31/2021	$12,883	$12,302
9/30/2021	$12,804	$12,196
10/31/2021	$12,806	$12,192
11/30/2021	$12,806	$12,228
12/31/2021	$12,831	$12,197
1/31/2022	$12,562	$11,934
2/28/2022	$12,400	$11,801
3/31/2022	$12,143	$11,473
4/30/2022	$11,696	$11,038
5/31/2022	$11,674	$11,109
6/30/2022	$11,362	$10,935
7/31/2022	$11,670	$11,202
8/31/2022	$11,414	$10,886
9/30/2022	$10,921	$10,415
10/31/2022	$10,830	$10,280
11/30/2022	$11,171	$10,658
12/31/2022	$11,151	$10,610
1/31/2023	$11,523	$10,937
2/28/2023	$11,277	$10,654
3/31/2023	$11,499	$10,925
4/30/2023	$11,565	$10,991
5/31/2023	$11,446	$10,871
6/30/2023	$11,457	$10,832
7/31/2023	$11,453	$10,825
8/31/2023	$11,392	$10,756
9/30/2023	$11,102	$10,482
10/31/2023	$10,942	$10,317
11/30/2023	$11,417	$10,784
12/31/2023	$11,867	$11,197
1/31/2024	$11,836	$11,166
2/29/2024	$11,717	$11,008
3/31/2024	$11,835	$11,110
4/30/2024	$11,555	$10,829
5/31/2024	$11,734	$11,013
6/30/2024	$11,868	$11,117
7/31/2024	$12,093	$11,377
8/31/2024	$12,288	$11,540
9/30/2024	$12,438	$11,695
10/31/2024	$12,166	$11,405

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 5/29/15
Class R6	11.19%	0.41%	2.10%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	10.55%	(0.23%)	1.40%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$2,461,486,825
Number of Portfolio Holdings	554
Portfolio Turnover Rate	55%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,889,026
Average MaturityFootnote Reference§	8.20 years
DurationFootnote Reference†	5.92 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Bond

Class R6

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	40.2%
AAA	14.7
AA	0.6
A	12.1
BBB	23.5
BB	7.3
B	2.2
CCC and Below	0.7
Not Rated	2.1
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	39.4%
U.S. Government Obligations	27.9
Asset-Backed Securities	11.5
Mortgage-Backed Securities	9.8
U.S. Government Agency Obligations	9.3
Short-Term U.S. Government Obligations	3.6
Repurchase Agreements	2.8
Commercial Paper	1.6
Foreign Government Obligations	0.8
Other Investment Company	0.8
Loan Assignments	0.2
Net Other Assets (Liabilities)Footnote Reference^	(7.7)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	2.4%
Uniform Mortgage-Backed Security, TBA, 2.00%, 11/01/2054	2.2
U.S. Treasury Bonds, 2.38%, 02/15/2042	1.6
U.S. Treasury Notes, 1.38%, 11/15/2031	1.4
U.s. Treasury Bills, 5.11%, 11/29/2024	1.3
Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2054	1.2
U.S. Treasury Bonds, 3.50%, 02/15/2039	1.2
U.S. Treasury Bonds, 1.25%, 05/15/2050	1.1
U.S. Treasury Notes, 3.50%, 09/30/2026	1.1
U.S. Treasury Bonds, 4.75%, 11/15/2043	1.1

Transamerica Bond

Class R6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Bond

Class R6

Annual Shareholder Report

October 31, 2024

Transamerica Capital Growth

Class A

IALAX

October 31, 2024

Fund Overview

Transamerica Capital Growth (the "Fund") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$146	1.11%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2024, the Fund outperformed, the Russell 1000® Growth Index, a benchmark of the Fund. Narrow leadership of a select few mega-cap companies drove market results over the 12-month period ended October 31, 2024. Fear and uncertainty due to concerns around inflation, the related timing/pace of interest rate cuts, and ongoing geopolitical tensions contributed to greater market volatility. Against this backdrop, we continued to focus on company-specific fundamentals, which across Fund portfolio holdings have largely remained healthy and in line with our expectations. We continue to own unique companies with attractive endgame potential, strong balance sheets, and multiple competitive advantages that we believe can be long-term winners over the next three to five years. While we have opportunistically added to some Fund positions and initiated new ones, overall, we have made few changes as we remain confident in the long-term prospects for the businesses we own. The Fund’s relative outperformance was driven by favorable stock selection in the consumer discretionary, financials and industrials sectors. Top contributors included holdings in a used cars ecommerce platform, a food delivery company, an ecommerce solutions platform, a web performance and security company, and a global mobility and food delivery platform. Conversely, stock selection in the health care and materials sectors and a lack of exposure to the utilities sector detracted most from relative performance. Top detractors included holdings in a health care services provider, a financial automation and payments software provider, a life sciences tools and technology platform, a cloud data platform, and an electric vehicle developer, along with underweight exposures to the aforementioned mega-cap companies that have dominated market performance over the past fiscal year.

Transamerica Capital Growth

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Russell 3000® Index	Russell 1000® Growth Index
10/31/2014	$9,450	$10,000	$10,000
11/30/2014	$9,605	$10,242	$10,317
12/31/2014	$9,321	$10,242	$10,209
1/31/2015	$9,365	$9,957	$10,053
2/28/2015	$10,117	$10,534	$10,723
3/31/2015	$9,914	$10,427	$10,601
4/30/2015	$10,093	$10,474	$10,654
5/31/2015	$10,113	$10,619	$10,804
6/30/2015	$10,078	$10,441	$10,614
7/31/2015	$10,655	$10,616	$10,974
8/31/2015	$9,910	$9,975	$10,307
9/30/2015	$9,480	$9,684	$10,052
10/31/2015	$10,089	$10,449	$10,918
11/30/2015	$10,436	$10,507	$10,949
12/31/2015	$10,398	$10,291	$10,788
1/31/2016	$9,345	$9,711	$10,186
2/29/2016	$9,106	$9,707	$10,181
3/31/2016	$9,801	$10,391	$10,868
4/30/2016	$9,781	$10,455	$10,769
5/31/2016	$10,024	$10,642	$10,978
6/30/2016	$9,941	$10,664	$10,935
7/31/2016	$10,579	$11,087	$11,451
8/31/2016	$10,649	$11,116	$11,394
9/30/2016	$10,966	$11,133	$11,436
10/31/2016	$10,571	$10,892	$11,167
11/30/2016	$10,295	$11,380	$11,410
12/31/2016	$10,078	$11,602	$11,551
1/31/2017	$11,133	$11,820	$11,941
2/28/2017	$11,355	$12,260	$12,437
3/31/2017	$11,732	$12,268	$12,580
4/30/2017	$12,244	$12,398	$12,868
5/31/2017	$13,033	$12,525	$13,203
6/30/2017	$12,908	$12,638	$13,168
7/31/2017	$13,320	$12,876	$13,518
8/31/2017	$13,677	$12,901	$13,766
9/30/2017	$13,506	$13,216	$13,945
10/31/2017	$14,235	$13,504	$14,485
11/30/2017	$14,516	$13,914	$14,925
12/31/2017	$14,501	$14,053	$15,041
1/31/2018	$15,924	$14,794	$16,107
2/28/2018	$16,116	$14,249	$15,684
3/31/2018	$15,912	$13,963	$15,254
4/30/2018	$15,899	$14,016	$15,308
5/31/2018	$16,933	$14,412	$15,978
6/30/2018	$17,205	$14,506	$16,132
7/31/2018	$17,162	$14,987	$16,606
8/31/2018	$18,646	$15,514	$17,514
9/30/2018	$18,479	$15,539	$17,612
10/31/2018	$16,586	$14,395	$16,037
11/30/2018	$16,753	$14,683	$16,207
12/31/2018	$15,470	$13,317	$14,814
1/31/2019	$17,320	$14,460	$16,145
2/28/2019	$18,099	$14,968	$16,723
3/31/2019	$18,333	$15,187	$17,199
4/30/2019	$19,073	$15,793	$17,976
5/31/2019	$18,411	$14,771	$16,840
6/30/2019	$19,676	$15,809	$17,997
7/31/2019	$19,787	$16,044	$18,403
8/31/2019	$18,839	$15,717	$18,262
9/30/2019	$17,476	$15,993	$18,265
10/31/2019	$17,482	$16,337	$18,779
11/30/2019	$18,988	$16,958	$19,613
12/31/2019	$18,809	$17,447	$20,204
1/31/2020	$19,993	$17,428	$20,656
2/29/2020	$19,900	$16,002	$19,249
3/31/2020	$18,048	$13,801	$17,356
4/30/2020	$21,802	$15,629	$19,924
5/31/2020	$25,770	$16,465	$21,261
6/30/2020	$28,483	$16,841	$22,187
7/31/2020	$31,404	$17,797	$23,894
8/31/2020	$33,994	$19,087	$26,360
9/30/2020	$34,446	$18,392	$25,120
10/31/2020	$33,090	$17,995	$24,267
11/30/2020	$39,348	$20,184	$26,751
12/31/2020	$39,803	$21,092	$27,982
1/31/2021	$40,368	$20,998	$27,775
2/28/2021	$42,389	$21,654	$27,768
3/31/2021	$38,838	$22,431	$28,245
4/30/2021	$40,624	$23,587	$30,167
5/31/2021	$39,554	$23,695	$29,750
6/30/2021	$44,319	$24,279	$31,616
7/31/2021	$44,334	$24,689	$32,658
8/31/2021	$45,314	$25,393	$33,879
9/30/2021	$42,487	$24,254	$31,982
10/31/2021	$45,759	$25,894	$34,752
11/30/2021	$44,229	$25,500	$34,964
12/31/2021	$39,436	$26,504	$35,704
1/31/2022	$30,679	$24,945	$32,639
2/28/2022	$30,335	$24,317	$31,253
3/31/2022	$28,796	$25,105	$32,476
4/30/2022	$22,276	$22,852	$28,554
5/31/2022	$18,464	$22,822	$27,890
6/30/2022	$16,906	$20,912	$25,681
7/31/2022	$19,197	$22,874	$28,763
8/31/2022	$19,541	$22,021	$27,423
9/30/2022	$17,495	$19,979	$24,757
10/31/2022	$17,938	$21,617	$26,204
11/30/2022	$17,477	$22,745	$27,398
12/31/2022	$15,620	$21,414	$25,301
1/31/2023	$18,382	$22,888	$27,409
2/28/2023	$17,603	$22,353	$27,084
3/31/2023	$18,237	$22,951	$28,935
4/30/2023	$17,105	$23,196	$29,221
5/31/2023	$18,898	$23,286	$30,553
6/30/2023	$20,537	$24,876	$32,642
7/31/2023	$22,357	$25,768	$33,742
8/31/2023	$20,302	$25,270	$33,439
9/30/2023	$19,161	$24,067	$31,620
10/31/2023	$17,314	$23,429	$31,170
11/30/2023	$20,510	$25,613	$34,568
12/31/2023	$23,009	$26,972	$36,098
1/31/2024	$21,606	$27,271	$36,999
2/29/2024	$24,150	$28,747	$39,523
3/31/2024	$24,657	$29,674	$40,219
4/30/2024	$22,312	$28,369	$38,513
5/31/2024	$21,859	$29,709	$40,819
6/30/2024	$23,055	$30,629	$43,571
7/31/2024	$23,335	$31,198	$42,830
8/31/2024	$24,947	$31,877	$43,722
9/30/2024	$26,450	$32,537	$44,961
10/31/2024	$28,234	$32,298	$44,812

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class A with Load	54.13%	8.82%	10.94%
Class A	63.08%	10.06%	11.57%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 1000® Growth IndexFootnote Reference(b)	43.77%	19.00%	16.18%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,314,791,617
Number of Portfolio Holdings	32
Portfolio Turnover Rate	20%
Total Advisory Fees Paid (net of waivers and reimbursements)	$8,915,338

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Consumer Discretionary	33.0%
Information Technology	31.9
Communication Services	13.7
Financials	12.1
Health Care	6.1
Real Estate	1.0
Repurchase Agreements	2.5
Options Purchased	0.2
Other Investment Company	0.1
Net Other Assets (Liabilities)Footnote Reference^	(0.6)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Capital Growth

Class A

Top Holdings (Percentage of Net Assets)

DoorDash, Inc., Class A	8.9%
Cloudflare, Inc., Class A	8.5
Trade Desk, Inc., Class A	7.7
Tesla, Inc.	6.7
MicroStrategy, Inc., Class A	6.6
Affirm Holdings, Inc.	6.5
Carvana Co.	6.3
Shopify, Inc., Class A	6.2
ROBLOX Corp., Class A	6.0
Airbnb, Inc., Class A	4.7

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on November 1, 2023: Transamerica Asset Management, Inc., the Fund’s investment adviser, reduced its management fee schedule for the Fund; the Annual Fund Operating Expenses of each class of the Fund were restated to reflect the new management fee schedule; and the Annual Fund Operating Expenses of class A of the Fund were restated to reflect the agreement of Transamerica Asset Management, Inc., the Fund’s investment adviser, to reduce the contractual expense limitation for class A from 1.16% to 1.11% .

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Capital Growth

Class A

Annual Shareholder Report

October 31, 2024

Transamerica Capital Growth

Class C

ILLLX

October 31, 2024

Fund Overview

Transamerica Capital Growth (the "Fund") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$246	1.88%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2024, the Fund outperformed, the Russell 1000® Growth Index, a benchmark of the Fund. Narrow leadership of a select few mega-cap companies drove market results over the 12-month period ended October 31, 2024. Fear and uncertainty due to concerns around inflation, the related timing/pace of interest rate cuts, and ongoing geopolitical tensions contributed to greater market volatility. Against this backdrop, we continued to focus on company-specific fundamentals, which across Fund portfolio holdings have largely remained healthy and in line with our expectations. We continue to own unique companies with attractive endgame potential, strong balance sheets, and multiple competitive advantages that we believe can be long-term winners over the next three to five years. While we have opportunistically added to some Fund positions and initiated new ones, overall, we have made few changes as we remain confident in the long-term prospects for the businesses we own. The Fund’s relative outperformance was driven by favorable stock selection in the consumer discretionary, financials and industrials sectors. Top contributors included holdings in a used cars ecommerce platform, a food delivery company, an ecommerce solutions platform, a web performance and security company, and a global mobility and food delivery platform. Conversely, stock selection in the health care and materials sectors and a lack of exposure to the utilities sector detracted most from relative performance. Top detractors included holdings in a health care services provider, a financial automation and payments software provider, a life sciences tools and technology platform, a cloud data platform, and an electric vehicle developer, along with underweight exposures to the aforementioned mega-cap companies that have dominated market performance over the past fiscal year.

Transamerica Capital Growth

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	Russell 3000® Index	Russell 1000® Growth Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,156	$10,242	$10,317
12/31/2014	$9,852	$10,242	$10,209
1/31/2015	$9,894	$9,957	$10,053
2/28/2015	$10,683	$10,534	$10,723
3/31/2015	$10,461	$10,427	$10,601
4/30/2015	$10,645	$10,474	$10,654
5/31/2015	$10,660	$10,619	$10,804
6/30/2015	$10,612	$10,441	$10,614
7/31/2015	$11,212	$10,616	$10,974
8/31/2015	$10,423	$9,975	$10,307
9/30/2015	$9,965	$9,684	$10,052
10/31/2015	$10,598	$10,449	$10,918
11/30/2015	$10,957	$10,507	$10,949
12/31/2015	$10,912	$10,291	$10,788
1/31/2016	$9,799	$9,711	$10,186
2/29/2016	$9,544	$9,707	$10,181
3/31/2016	$10,270	$10,391	$10,868
4/30/2016	$10,236	$10,455	$10,769
5/31/2016	$10,486	$10,642	$10,978
6/30/2016	$10,393	$10,664	$10,935
7/31/2016	$11,054	$11,087	$11,451
8/31/2016	$11,118	$11,116	$11,394
9/30/2016	$11,442	$11,133	$11,436
10/31/2016	$11,025	$10,892	$11,167
11/30/2016	$10,731	$11,380	$11,410
12/31/2016	$10,496	$11,602	$11,551
1/31/2017	$11,590	$11,820	$11,941
2/28/2017	$11,813	$12,260	$12,437
3/31/2017	$12,196	$12,268	$12,580
4/30/2017	$12,728	$12,398	$12,868
5/31/2017	$13,532	$12,525	$13,203
6/30/2017	$13,396	$12,638	$13,168
7/31/2017	$13,811	$12,876	$13,518
8/31/2017	$14,176	$12,901	$13,766
9/30/2017	$13,990	$13,216	$13,945
10/31/2017	$14,738	$13,504	$14,485
11/30/2017	$15,023	$13,914	$14,925
12/31/2017	$14,999	$14,053	$15,041
1/31/2018	$16,456	$14,794	$16,107
2/28/2018	$16,647	$14,249	$15,684
3/31/2018	$16,424	$13,963	$15,254
4/30/2018	$16,400	$14,016	$15,308
5/31/2018	$17,451	$14,412	$15,978
6/30/2018	$17,722	$14,506	$16,132
7/31/2018	$17,666	$14,987	$16,606
8/31/2018	$19,186	$15,514	$17,514
9/30/2018	$19,003	$15,539	$17,612
10/31/2018	$17,045	$14,395	$16,037
11/30/2018	$17,204	$14,683	$16,207
12/31/2018	$15,879	$13,317	$14,814
1/31/2019	$17,765	$14,460	$16,145
2/28/2019	$18,552	$14,968	$16,723
3/31/2019	$18,780	$15,187	$17,199
4/30/2019	$19,525	$15,793	$17,976
5/31/2019	$18,839	$14,771	$16,840
6/30/2019	$20,117	$15,809	$17,997
7/31/2019	$20,218	$16,044	$18,403
8/31/2019	$19,237	$15,717	$18,262
9/30/2019	$17,833	$15,993	$18,265
10/31/2019	$17,824	$16,337	$18,779
11/30/2019	$19,355	$16,958	$19,613
12/31/2019	$19,164	$17,447	$20,204
1/31/2020	$20,350	$17,428	$20,656
2/29/2020	$20,244	$16,002	$19,249
3/31/2020	$18,345	$13,801	$17,356
4/30/2020	$22,151	$15,629	$19,924
5/31/2020	$26,169	$16,465	$21,261
6/30/2020	$28,906	$16,841	$22,187
7/31/2020	$31,854	$17,797	$23,894
8/31/2020	$34,456	$19,087	$26,360
9/30/2020	$34,889	$18,392	$25,120
10/31/2020	$33,502	$17,995	$24,267
11/30/2020	$39,803	$20,184	$26,751
12/31/2020	$40,240	$21,092	$27,982
1/31/2021	$40,785	$20,998	$27,775
2/28/2021	$42,803	$21,654	$27,768
3/31/2021	$39,190	$22,431	$28,245
4/30/2021	$40,971	$23,587	$30,167
5/31/2021	$39,869	$23,695	$29,750
6/30/2021	$44,646	$24,279	$31,616
7/31/2021	$44,625	$24,689	$32,658
8/31/2021	$45,582	$25,393	$33,879
9/30/2021	$42,710	$24,254	$31,982
10/31/2021	$45,974	$25,894	$34,752
11/30/2021	$44,409	$25,500	$34,964
12/31/2021	$39,571	$26,504	$35,704
1/31/2022	$30,761	$24,945	$32,639
2/28/2022	$30,401	$24,317	$31,253
3/31/2022	$28,842	$25,105	$32,476
4/30/2022	$22,298	$22,852	$28,554
5/31/2022	$18,459	$22,822	$27,890
6/30/2022	$16,886	$20,912	$25,681
7/31/2022	$19,166	$22,874	$28,763
8/31/2022	$19,499	$22,021	$27,423
9/30/2022	$17,446	$19,979	$24,757
10/31/2022	$17,873	$21,617	$26,204
11/30/2022	$17,406	$22,745	$27,398
12/31/2022	$15,540	$21,414	$25,301
1/31/2023	$18,286	$22,888	$27,409
2/28/2023	$17,500	$22,353	$27,084
3/31/2023	$18,126	$22,951	$28,935
4/30/2023	$16,980	$23,196	$29,221
5/31/2023	$18,752	$23,286	$30,553
6/30/2023	$20,365	$24,876	$32,642
7/31/2023	$22,151	$25,768	$33,742
8/31/2023	$20,112	$25,270	$33,439
9/30/2023	$18,966	$24,067	$31,620
10/31/2023	$17,126	$23,429	$31,170
11/30/2023	$20,272	$25,613	$34,568
12/31/2023	$22,724	$26,972	$36,098
1/31/2024	$21,325	$27,271	$36,999
2/29/2024	$23,830	$28,747	$39,523
3/31/2024	$24,310	$29,674	$40,219
4/30/2024	$21,991	$28,369	$38,513
5/31/2024	$21,525	$29,709	$40,819
6/30/2024	$22,684	$30,629	$43,571
7/31/2024	$22,951	$31,198	$42,830
8/31/2024	$24,510	$31,877	$43,722
9/30/2024	$25,976	$32,537	$44,961
10/31/2024	$27,709	$32,298	$44,812

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class C with Load	60.79%	9.22%	10.73%
Class C	61.79%	9.22%	10.73%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 1000® Growth IndexFootnote Reference(b)	43.77%	19.00%	16.18%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,314,791,617
Number of Portfolio Holdings	32
Portfolio Turnover Rate	20%
Total Advisory Fees Paid (net of waivers and reimbursements)	$8,915,338

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Consumer Discretionary	33.0%
Information Technology	31.9
Communication Services	13.7
Financials	12.1
Health Care	6.1
Real Estate	1.0
Repurchase Agreements	2.5
Options Purchased	0.2
Other Investment Company	0.1
Net Other Assets (Liabilities)Footnote Reference^	(0.6)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Capital Growth

Class C

Top Holdings (Percentage of Net Assets)

DoorDash, Inc., Class A	8.9%
Cloudflare, Inc., Class A	8.5
Trade Desk, Inc., Class A	7.7
Tesla, Inc.	6.7
MicroStrategy, Inc., Class A	6.6
Affirm Holdings, Inc.	6.5
Carvana Co.	6.3
Shopify, Inc., Class A	6.2
ROBLOX Corp., Class A	6.0
Airbnb, Inc., Class A	4.7

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on November 1, 2023: Transamerica Asset Management, Inc., the Fund’s investment adviser, reduced its management fee schedule for the Fund; the Annual Fund Operating Expenses of each class of the Fund were restated to reflect the new management fee schedule; and the Annual Fund Operating Expenses of class C of the Fund were restated to reflect the agreement of Transamerica Asset Management, Inc., the Fund’s investment adviser, to reduce the contractual expense limitation for class C from 1.90% to 1.88%.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Capital Growth

Class C

Annual Shareholder Report

October 31, 2024

Transamerica Capital Growth

Class I

TFOIX

October 31, 2024

Fund Overview

Transamerica Capital Growth (the "Fund") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$108	0.82%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2024, the Fund outperformed, the Russell 1000® Growth Index, a benchmark of the Fund. Narrow leadership of a select few mega-cap companies drove market results over the 12-month period ended October 31, 2024. Fear and uncertainty due to concerns around inflation, the related timing/pace of interest rate cuts, and ongoing geopolitical tensions contributed to greater market volatility. Against this backdrop, we continued to focus on company-specific fundamentals, which across Fund portfolio holdings have largely remained healthy and in line with our expectations. We continue to own unique companies with attractive endgame potential, strong balance sheets, and multiple competitive advantages that we believe can be long-term winners over the next three to five years. While we have opportunistically added to some Fund positions and initiated new ones, overall, we have made few changes as we remain confident in the long-term prospects for the businesses we own. The Fund’s relative outperformance was driven by favorable stock selection in the consumer discretionary, financials and industrials sectors. Top contributors included holdings in a used cars ecommerce platform, a food delivery company, an ecommerce solutions platform, a web performance and security company, and a global mobility and food delivery platform. Conversely, stock selection in the health care and materials sectors and a lack of exposure to the utilities sector detracted most from relative performance. Top detractors included holdings in a health care services provider, a financial automation and payments software provider, a life sciences tools and technology platform, a cloud data platform, and an electric vehicle developer, along with underweight exposures to the aforementioned mega-cap companies that have dominated market performance over the past fiscal year.

Transamerica Capital Growth

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Russell 3000® Index	Russell 1000® Growth Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,165	$10,242	$10,317
12/31/2014	$9,870	$10,242	$10,209
1/31/2015	$9,920	$9,957	$10,053
2/28/2015	$10,720	$10,534	$10,723
3/31/2015	$10,505	$10,427	$10,601
4/30/2015	$10,699	$10,474	$10,654
5/31/2015	$10,724	$10,619	$10,804
6/30/2015	$10,683	$10,441	$10,614
7/31/2015	$11,297	$10,616	$10,974
8/31/2015	$10,514	$9,975	$10,307
9/30/2015	$10,060	$9,684	$10,052
10/31/2015	$10,707	$10,449	$10,918
11/30/2015	$11,078	$10,507	$10,949
12/31/2015	$11,044	$10,291	$10,788
1/31/2016	$9,924	$9,711	$10,186
2/29/2016	$9,673	$9,707	$10,181
3/31/2016	$10,418	$10,391	$10,868
4/30/2016	$10,392	$10,455	$10,769
5/31/2016	$10,656	$10,642	$10,978
6/30/2016	$10,571	$10,664	$10,935
7/31/2016	$11,252	$11,087	$11,451
8/31/2016	$11,329	$11,116	$11,394
9/30/2016	$11,669	$11,133	$11,436
10/31/2016	$11,252	$10,892	$11,167
11/30/2016	$10,958	$11,380	$11,410
12/31/2016	$10,729	$11,602	$11,551
1/31/2017	$11,856	$11,820	$11,941
2/28/2017	$12,098	$12,260	$12,437
3/31/2017	$12,496	$12,268	$12,580
4/30/2017	$13,049	$12,398	$12,868
5/31/2017	$13,892	$12,525	$13,203
6/30/2017	$13,763	$12,638	$13,168
7/31/2017	$14,202	$12,876	$13,518
8/31/2017	$14,589	$12,901	$13,766
9/30/2017	$14,409	$13,216	$13,945
10/31/2017	$15,194	$13,504	$14,485
11/30/2017	$15,499	$13,914	$14,925
12/31/2017	$15,484	$14,053	$15,041
1/31/2018	$17,004	$14,794	$16,107
2/28/2018	$17,213	$14,249	$15,684
3/31/2018	$16,998	$13,963	$15,254
4/30/2018	$16,986	$14,016	$15,308
5/31/2018	$18,096	$14,412	$15,978
6/30/2018	$18,392	$14,506	$16,132
7/31/2018	$18,348	$14,987	$16,606
8/31/2018	$19,937	$15,514	$17,514
9/30/2018	$19,767	$15,539	$17,612
10/31/2018	$17,742	$14,395	$16,037
11/30/2018	$17,925	$14,683	$16,207
12/31/2018	$16,560	$13,317	$14,814
1/31/2019	$18,541	$14,460	$16,145
2/28/2019	$19,380	$14,968	$16,723
3/31/2019	$19,637	$15,187	$17,199
4/30/2019	$20,436	$15,793	$17,976
5/31/2019	$19,730	$14,771	$16,840
6/30/2019	$21,090	$15,809	$17,997
7/31/2019	$21,215	$16,044	$18,403
8/31/2019	$20,198	$15,717	$18,262
9/30/2019	$18,746	$15,993	$18,265
10/31/2019	$18,752	$16,337	$18,779
11/30/2019	$20,370	$16,958	$19,613
12/31/2019	$20,188	$17,447	$20,204
1/31/2020	$21,458	$17,428	$20,656
2/29/2020	$21,364	$16,002	$19,249
3/31/2020	$19,382	$13,801	$17,356
4/30/2020	$23,418	$15,629	$19,924
5/31/2020	$27,687	$16,465	$21,261
6/30/2020	$30,612	$16,841	$22,187
7/31/2020	$33,756	$17,797	$23,894
8/31/2020	$36,543	$19,087	$26,360
9/30/2020	$37,037	$18,392	$25,120
10/31/2020	$35,585	$17,995	$24,267
11/30/2020	$42,322	$20,184	$26,751
12/31/2020	$42,818	$21,092	$27,982
1/31/2021	$43,434	$20,998	$27,775
2/28/2021	$45,616	$21,654	$27,768
3/31/2021	$41,807	$22,431	$28,245
4/30/2021	$43,738	$23,587	$30,167
5/31/2021	$42,590	$23,695	$29,750
6/30/2021	$47,730	$24,279	$31,616
7/31/2021	$47,753	$24,689	$32,658
8/31/2021	$48,818	$25,393	$33,879
9/30/2021	$45,784	$24,254	$31,982
10/31/2021	$49,312	$25,894	$34,752
11/30/2021	$47,677	$25,500	$34,964
12/31/2021	$42,516	$26,504	$35,704
1/31/2022	$33,077	$24,945	$32,639
2/28/2022	$32,717	$24,317	$31,253
3/31/2022	$31,067	$25,105	$32,476
4/30/2022	$24,062	$22,852	$28,554
5/31/2022	$19,951	$22,822	$27,890
6/30/2022	$18,274	$20,912	$25,681
7/31/2022	$20,762	$22,874	$28,763
8/31/2022	$21,132	$22,021	$27,423
9/30/2022	$18,923	$19,979	$24,757
10/31/2022	$19,414	$21,617	$26,204
11/30/2022	$18,926	$22,745	$27,398
12/31/2022	$16,921	$21,414	$25,301
1/31/2023	$19,911	$22,888	$27,409
2/28/2023	$19,071	$22,353	$27,084
3/31/2023	$19,766	$22,951	$28,935
4/30/2023	$18,547	$23,196	$29,221
5/31/2023	$20,498	$23,286	$30,553
6/30/2023	$22,269	$24,876	$32,642
7/31/2023	$24,256	$25,768	$33,742
8/31/2023	$22,034	$25,270	$33,439
9/30/2023	$20,796	$24,067	$31,620
10/31/2023	$18,800	$23,429	$31,170
11/30/2023	$22,278	$25,613	$34,568
12/31/2023	$24,997	$26,972	$36,098
1/31/2024	$23,479	$27,271	$36,999
2/29/2024	$26,253	$28,747	$39,523
3/31/2024	$26,813	$29,674	$40,219
4/30/2024	$24,265	$28,369	$38,513
5/31/2024	$23,777	$29,709	$40,819
6/30/2024	$25,078	$30,629	$43,571
7/31/2024	$25,394	$31,198	$42,830
8/31/2024	$27,156	$31,877	$43,722
9/30/2024	$28,800	$32,537	$44,961
10/31/2024	$30,752	$32,298	$44,812

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I	63.58%	10.40%	11.89%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 1000® Growth IndexFootnote Reference(b)	43.77%	19.00%	16.18%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,314,791,617
Number of Portfolio Holdings	32
Portfolio Turnover Rate	20%
Total Advisory Fees Paid (net of waivers and reimbursements)	$8,915,338

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Consumer Discretionary	33.0%
Information Technology	31.9
Communication Services	13.7
Financials	12.1
Health Care	6.1
Real Estate	1.0
Repurchase Agreements	2.5
Options Purchased	0.2
Other Investment Company	0.1
Net Other Assets (Liabilities)Footnote Reference^	(0.6)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Capital Growth

Class I

Top Holdings (Percentage of Net Assets)

DoorDash, Inc., Class A	8.9%
Cloudflare, Inc., Class A	8.5
Trade Desk, Inc., Class A	7.7
Tesla, Inc.	6.7
MicroStrategy, Inc., Class A	6.6
Affirm Holdings, Inc.	6.5
Carvana Co.	6.3
Shopify, Inc., Class A	6.2
ROBLOX Corp., Class A	6.0
Airbnb, Inc., Class A	4.7

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on November 1, 2023: Transamerica Asset Management, Inc., the Fund’s investment adviser, reduced its management fee schedule for the Fund; the Annual Fund Operating Expenses of each class of the Fund were restated to reflect the new management fee schedule; and the Annual Fund Operating Expenses of class I of the Fund were restated to reflect the agreement of Transamerica Asset Management, Inc., the Fund’s investment adviser, to reduce the contractual expense limitation for class I from 0.83% to 0.82%.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Capital Growth

Class I

Annual Shareholder Report

October 31, 2024

Transamerica Capital Growth

Class I2

Ticker: N/A

October 31, 2024

Fund Overview

Transamerica Capital Growth (the "Fund") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$98	0.74%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2024, the Fund outperformed, the Russell 1000® Growth Index, a benchmark of the Fund. Narrow leadership of a select few mega-cap companies drove market results over the 12-month period ended October 31, 2024. Fear and uncertainty due to concerns around inflation, the related timing/pace of interest rate cuts, and ongoing geopolitical tensions contributed to greater market volatility. Against this backdrop, we continued to focus on company-specific fundamentals, which across Fund portfolio holdings have largely remained healthy and in line with our expectations. We continue to own unique companies with attractive endgame potential, strong balance sheets, and multiple competitive advantages that we believe can be long-term winners over the next three to five years. While we have opportunistically added to some Fund positions and initiated new ones, overall, we have made few changes as we remain confident in the long-term prospects for the businesses we own. The Fund’s relative outperformance was driven by favorable stock selection in the consumer discretionary, financials and industrials sectors. Top contributors included holdings in a used cars ecommerce platform, a food delivery company, an ecommerce solutions platform, a web performance and security company, and a global mobility and food delivery platform. Conversely, stock selection in the health care and materials sectors and a lack of exposure to the utilities sector detracted most from relative performance. Top detractors included holdings in a health care services provider, a financial automation and payments software provider, a life sciences tools and technology platform, a cloud data platform, and an electric vehicle developer, along with underweight exposures to the aforementioned mega-cap companies that have dominated market performance over the past fiscal year.

Transamerica Capital Growth

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Russell 3000® Index	Russell 1000® Growth Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,166	$10,242	$10,317
12/31/2014	$9,874	$10,242	$10,209
1/31/2015	$9,923	$9,957	$10,053
2/28/2015	$10,725	$10,534	$10,723
3/31/2015	$10,515	$10,427	$10,601
4/30/2015	$10,706	$10,474	$10,654
5/31/2015	$10,731	$10,619	$10,804
6/30/2015	$10,694	$10,441	$10,614
7/31/2015	$11,311	$10,616	$10,974
8/31/2015	$10,528	$9,975	$10,307
9/30/2015	$10,071	$9,684	$10,052
10/31/2015	$10,719	$10,449	$10,918
11/30/2015	$11,095	$10,507	$10,949
12/31/2015	$11,061	$10,291	$10,788
1/31/2016	$9,942	$9,711	$10,186
2/29/2016	$9,689	$9,707	$10,181
3/31/2016	$10,434	$10,391	$10,868
4/30/2016	$10,414	$10,455	$10,769
5/31/2016	$10,679	$10,642	$10,978
6/30/2016	$10,595	$10,664	$10,935
7/31/2016	$11,275	$11,087	$11,451
8/31/2016	$11,353	$11,116	$11,394
9/30/2016	$11,696	$11,133	$11,436
10/31/2016	$11,281	$10,892	$11,167
11/30/2016	$10,984	$11,380	$11,410
12/31/2016	$10,759	$11,602	$11,551
1/31/2017	$11,889	$11,820	$11,941
2/28/2017	$12,137	$12,260	$12,437
3/31/2017	$12,534	$12,268	$12,580
4/30/2017	$13,091	$12,398	$12,868
5/31/2017	$13,939	$12,525	$13,203
6/30/2017	$13,806	$12,638	$13,168
7/31/2017	$14,248	$12,876	$13,518
8/31/2017	$14,636	$12,901	$13,766
9/30/2017	$14,460	$13,216	$13,945
10/31/2017	$15,246	$13,504	$14,485
11/30/2017	$15,555	$13,914	$14,925
12/31/2017	$15,539	$14,053	$15,041
1/31/2018	$17,070	$14,794	$16,107
2/28/2018	$17,286	$14,249	$15,684
3/31/2018	$17,070	$13,963	$15,254
4/30/2018	$17,057	$14,016	$15,308
5/31/2018	$18,167	$14,412	$15,978
6/30/2018	$18,473	$14,506	$16,132
7/31/2018	$18,435	$14,987	$16,606
8/31/2018	$20,029	$15,514	$17,514
9/30/2018	$19,863	$15,539	$17,612
10/31/2018	$17,822	$14,395	$16,037
11/30/2018	$18,014	$14,683	$16,207
12/31/2018	$16,643	$13,317	$14,814
1/31/2019	$18,634	$14,460	$16,145
2/28/2019	$19,476	$14,968	$16,723
3/31/2019	$19,742	$15,187	$17,199
4/30/2019	$20,541	$15,793	$17,976
5/31/2019	$19,840	$14,771	$16,840
6/30/2019	$21,200	$15,809	$17,997
7/31/2019	$21,327	$16,044	$18,403
8/31/2019	$20,317	$15,717	$18,262
9/30/2019	$18,845	$15,993	$18,265
10/31/2019	$18,859	$16,337	$18,779
11/30/2019	$20,499	$16,958	$19,613
12/31/2019	$20,309	$17,447	$20,204
1/31/2020	$21,592	$17,428	$20,656
2/29/2020	$21,505	$16,002	$19,249
3/31/2020	$19,512	$13,801	$17,356
4/30/2020	$23,567	$15,629	$19,924
5/31/2020	$27,864	$16,465	$21,261
6/30/2020	$30,810	$16,841	$22,187
7/31/2020	$33,982	$17,797	$23,894
8/31/2020	$36,789	$19,087	$26,360
9/30/2020	$37,291	$18,392	$25,120
10/31/2020	$35,836	$17,995	$24,267
11/30/2020	$42,611	$20,184	$26,751
12/31/2020	$43,120	$21,092	$27,982
1/31/2021	$43,741	$20,998	$27,775
2/28/2021	$45,954	$21,654	$27,768
3/31/2021	$42,110	$22,431	$28,245
4/30/2021	$44,052	$23,587	$30,167
5/31/2021	$42,906	$23,695	$29,750
6/30/2021	$48,090	$24,279	$31,616
7/31/2021	$48,129	$24,689	$32,658
8/31/2021	$49,197	$25,393	$33,879
9/30/2021	$46,149	$24,254	$31,982
10/31/2021	$49,702	$25,894	$34,752
11/30/2021	$48,051	$25,500	$34,964
12/31/2021	$42,854	$26,504	$35,704
1/31/2022	$33,363	$24,945	$32,639
2/28/2022	$33,009	$24,317	$31,253
3/31/2022	$31,336	$25,105	$32,476
4/30/2022	$24,226	$22,852	$28,554
5/31/2022	$20,108	$22,822	$27,890
6/30/2022	$18,403	$20,912	$25,681
7/31/2022	$20,912	$22,874	$28,763
8/31/2022	$21,298	$22,021	$27,423
9/30/2022	$19,078	$19,979	$24,757
10/31/2022	$19,561	$21,617	$26,204
11/30/2022	$19,046	$22,745	$27,398
12/31/2022	$17,052	$21,414	$25,301
1/31/2023	$20,076	$22,888	$27,409
2/28/2023	$19,207	$22,353	$27,084
3/31/2023	$19,915	$22,951	$28,935
4/30/2023	$18,692	$23,196	$29,221
5/31/2023	$20,655	$23,286	$30,553
6/30/2023	$22,457	$24,876	$32,642
7/31/2023	$24,451	$25,768	$33,742
8/31/2023	$22,199	$25,270	$33,439
9/30/2023	$20,977	$24,067	$31,620
10/31/2023	$18,950	$23,429	$31,170
11/30/2023	$22,457	$25,613	$34,568
12/31/2023	$25,191	$26,972	$36,098
1/31/2024	$23,679	$27,271	$36,999
2/29/2024	$26,478	$28,747	$39,523
3/31/2024	$27,025	$29,674	$40,219
4/30/2024	$24,483	$28,369	$38,513
5/31/2024	$23,969	$29,709	$40,819
6/30/2024	$25,288	$30,629	$43,571
7/31/2024	$25,609	$31,198	$42,830
8/31/2024	$27,379	$31,877	$43,722
9/30/2024	$29,052	$32,537	$44,961
10/31/2024	$31,014	$32,298	$44,812

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I2	63.67%	10.46%	11.98%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	12.44%
Russell 1000® Growth IndexFootnote Reference(b)	43.77%	19.00%	16.18%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,314,791,617
Number of Portfolio Holdings	32
Portfolio Turnover Rate	20%
Total Advisory Fees Paid (net of waivers and reimbursements)	$8,915,338

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Consumer Discretionary	33.0%
Information Technology	31.9
Communication Services	13.7
Financials	12.1
Health Care	6.1
Real Estate	1.0
Repurchase Agreements	2.5
Options Purchased	0.2
Other Investment Company	0.1
Net Other Assets (Liabilities)Footnote Reference^	(0.6)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Capital Growth

Class I2

Top Holdings (Percentage of Net Assets)

DoorDash, Inc., Class A	8.9%
Cloudflare, Inc., Class A	8.5
Trade Desk, Inc., Class A	7.7
Tesla, Inc.	6.7
MicroStrategy, Inc., Class A	6.6
Affirm Holdings, Inc.	6.5
Carvana Co.	6.3
Shopify, Inc., Class A	6.2
ROBLOX Corp., Class A	6.0
Airbnb, Inc., Class A	4.7

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on November 1, 2023: Transamerica Asset Management, Inc., the Fund’s investment adviser, reduced its management fee schedule for the Fund; the Annual Fund Operating Expenses of each class of the Fund were restated to reflect the new management fee schedule; and the Annual Fund Operating Expenses of class I2 of the Fund were restated to reflect the agreement of Transamerica Asset Management, Inc., the Fund’s investment adviser, to reduce the contractual expense limitation for class I2 from 0.78% to 0.74%.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Capital Growth

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica Capital Growth

Class R

TAAEX

October 31, 2024

Fund Overview

Transamerica Capital Growth (the "Fund") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$185	1.41%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2024, the Fund outperformed, the Russell 1000® Growth Index, a benchmark of the Fund. Narrow leadership of a select few mega-cap companies drove market results over the 12-month period ended October 31, 2024. Fear and uncertainty due to concerns around inflation, the related timing/pace of interest rate cuts, and ongoing geopolitical tensions contributed to greater market volatility. Against this backdrop, we continued to focus on company-specific fundamentals, which across Fund portfolio holdings have largely remained healthy and in line with our expectations. We continue to own unique companies with attractive endgame potential, strong balance sheets, and multiple competitive advantages that we believe can be long-term winners over the next three to five years. While we have opportunistically added to some Fund positions and initiated new ones, overall, we have made few changes as we remain confident in the long-term prospects for the businesses we own. The Fund’s relative outperformance was driven by favorable stock selection in the consumer discretionary, financials and industrials sectors. Top contributors included holdings in a used cars ecommerce platform, a food delivery company, an ecommerce solutions platform, a web performance and security company, and a global mobility and food delivery platform. Conversely, stock selection in the health care and materials sectors and a lack of exposure to the utilities sector detracted most from relative performance. Top detractors included holdings in a health care services provider, a financial automation and payments software provider, a life sciences tools and technology platform, a cloud data platform, and an electric vehicle developer, along with underweight exposures to the aforementioned mega-cap companies that have dominated market performance over the past fiscal year.

Transamerica Capital Growth

Class R

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R	Russell 3000® Index	Russell 1000® Growth Index
3/1/2022	$10,000	$10,000	$10,000
3/31/2022	$9,731	$10,324	$10,391
4/30/2022	$7,524	$9,398	$9,136
5/31/2022	$6,236	$9,385	$8,924
6/30/2022	$5,710	$8,600	$8,217
7/31/2022	$6,484	$9,407	$9,203
8/31/2022	$6,594	$9,056	$8,775
9/30/2022	$5,909	$8,216	$7,922
10/31/2022	$6,068	$8,890	$8,385
11/30/2022	$5,909	$9,354	$8,767
12/31/2022	$5,282	$8,806	$8,095
1/31/2023	$6,218	$9,413	$8,770
2/28/2023	$5,952	$9,193	$8,666
3/31/2023	$6,163	$9,439	$9,258
4/30/2023	$5,777	$9,539	$9,350
5/31/2023	$6,383	$9,576	$9,776
6/30/2023	$6,931	$10,230	$10,444
7/31/2023	$7,546	$10,597	$10,796
8/31/2023	$6,851	$10,392	$10,699
9/30/2023	$6,463	$9,897	$10,117
10/31/2023	$5,838	$9,635	$9,973
11/30/2023	$6,916	$10,533	$11,061
12/31/2023	$7,757	$11,092	$11,550
1/31/2024	$7,283	$11,215	$11,839
2/29/2024	$8,136	$11,822	$12,646
3/31/2024	$8,308	$12,203	$12,869
4/30/2024	$7,515	$11,666	$12,323
5/31/2024	$7,359	$12,218	$13,061
6/30/2024	$7,760	$12,596	$13,941
7/31/2024	$7,852	$12,830	$13,704
8/31/2024	$8,394	$13,109	$13,990
9/30/2024	$8,895	$13,380	$14,386
10/31/2024	$9,495	$13,282	$14,338

Average Annual Total Returns

	1 Year	10 Years or Since Inception 3/1/22
Class R	62.63%	(1.92%)
Russell 3000®IndexFootnote Reference(a)	37.86%	11.21%
Russell 1000® Growth IndexFootnote Reference(b)	43.77%	14.44%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,314,791,617
Number of Portfolio Holdings	32
Portfolio Turnover Rate	20%
Total Advisory Fees Paid (net of waivers and reimbursements)	$8,915,338

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Consumer Discretionary	33.0%
Information Technology	31.9
Communication Services	13.7
Financials	12.1
Health Care	6.1
Real Estate	1.0
Repurchase Agreements	2.5
Options Purchased	0.2
Other Investment Company	0.1
Net Other Assets (Liabilities)Footnote Reference^	(0.6)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Capital Growth

Class R

Top Holdings (Percentage of Net Assets)

DoorDash, Inc., Class A	8.9%
Cloudflare, Inc., Class A	8.5
Trade Desk, Inc., Class A	7.7
Tesla, Inc.	6.7
MicroStrategy, Inc., Class A	6.6
Affirm Holdings, Inc.	6.5
Carvana Co.	6.3
Shopify, Inc., Class A	6.2
ROBLOX Corp., Class A	6.0
Airbnb, Inc., Class A	4.7

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on November 1, 2023: Transamerica Asset Management, Inc., the Fund’s investment adviser, reduced its management fee schedule for the Fund; and the Annual Fund Operating Expenses of each class of the Fund were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Capital Growth

Class R

Annual Shareholder Report

October 31, 2024

Transamerica Capital Growth

Class R6

TCPWX

October 31, 2024

Fund Overview

Transamerica Capital Growth (the "Fund") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$98	0.74%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2024, the Fund outperformed, the Russell 1000® Growth Index, a benchmark of the Fund. Narrow leadership of a select few mega-cap companies drove market results over the 12-month period ended October 31, 2024. Fear and uncertainty due to concerns around inflation, the related timing/pace of interest rate cuts, and ongoing geopolitical tensions contributed to greater market volatility. Against this backdrop, we continued to focus on company-specific fundamentals, which across Fund portfolio holdings have largely remained healthy and in line with our expectations. We continue to own unique companies with attractive endgame potential, strong balance sheets, and multiple competitive advantages that we believe can be long-term winners over the next three to five years. While we have opportunistically added to some Fund positions and initiated new ones, overall, we have made few changes as we remain confident in the long-term prospects for the businesses we own. The Fund’s relative outperformance was driven by favorable stock selection in the consumer discretionary, financials and industrials sectors. Top contributors included holdings in a used cars ecommerce platform, a food delivery company, an ecommerce solutions platform, a web performance and security company, and a global mobility and food delivery platform. Conversely, stock selection in the health care and materials sectors and a lack of exposure to the utilities sector detracted most from relative performance. Top detractors included holdings in a health care services provider, a financial automation and payments software provider, a life sciences tools and technology platform, a cloud data platform, and an electric vehicle developer, along with underweight exposures to the aforementioned mega-cap companies that have dominated market performance over the past fiscal year.

Transamerica Capital Growth

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	Russell 3000® Index	Russell 1000® Growth Index
10/18/2019	$10,000	$10,000	$10,000
10/31/2019	$10,060	$10,134	$10,114
11/30/2019	$10,935	$10,520	$10,563
12/31/2019	$10,834	$10,823	$10,882
1/31/2020	$11,518	$10,812	$11,125
2/29/2020	$11,471	$9,926	$10,367
3/31/2020	$10,408	$8,561	$9,348
4/30/2020	$12,571	$9,695	$10,731
5/31/2020	$14,864	$10,214	$11,451
6/30/2020	$16,435	$10,447	$11,950
7/31/2020	$18,127	$11,040	$12,869
8/31/2020	$19,624	$11,840	$14,197
9/30/2020	$19,892	$11,409	$13,529
10/31/2020	$19,116	$11,163	$13,070
11/30/2020	$22,730	$12,521	$14,408
12/31/2020	$23,001	$13,084	$15,071
1/31/2021	$23,333	$13,026	$14,959
2/28/2021	$24,503	$13,433	$14,956
3/31/2021	$22,463	$13,915	$15,212
4/30/2021	$23,499	$14,632	$16,248
5/31/2021	$22,888	$14,699	$16,023
6/30/2021	$25,653	$15,061	$17,028
7/31/2021	$25,663	$15,316	$17,589
8/31/2021	$26,243	$15,753	$18,247
9/30/2021	$24,607	$15,046	$17,225
10/31/2021	$26,512	$16,063	$18,717
11/30/2021	$25,632	$15,819	$18,831
12/31/2021	$22,860	$16,442	$19,229
1/31/2022	$17,797	$15,474	$17,579
2/28/2022	$17,591	$15,085	$16,832
3/31/2022	$16,716	$15,574	$17,491
4/30/2022	$12,923	$14,176	$15,379
5/31/2022	$10,726	$14,157	$15,021
6/30/2022	$9,817	$12,973	$13,831
7/31/2022	$11,155	$14,190	$15,491
8/31/2022	$11,361	$13,660	$14,770
9/30/2022	$10,177	$12,394	$13,334
10/31/2022	$10,434	$13,410	$14,113
11/30/2022	$10,177	$14,110	$14,756
12/31/2022	$9,096	$13,284	$13,627
1/31/2023	$10,709	$14,199	$14,762
2/28/2023	$10,263	$13,867	$14,587
3/31/2023	$10,623	$14,238	$15,584
4/30/2023	$9,971	$14,389	$15,738
5/31/2023	$11,018	$14,445	$16,455
6/30/2023	$11,979	$15,432	$17,580
7/31/2023	$13,043	$15,985	$18,173
8/31/2023	$11,859	$15,676	$18,010
9/30/2023	$11,190	$14,930	$17,030
10/31/2023	$10,108	$14,534	$16,788
11/30/2023	$11,979	$15,889	$18,618
12/31/2023	$13,455	$16,732	$19,442
1/31/2024	$12,631	$16,917	$19,927
2/29/2024	$14,124	$17,833	$21,287
3/31/2024	$14,433	$18,408	$21,661
4/30/2024	$13,060	$17,598	$20,743
5/31/2024	$12,803	$18,430	$21,984
6/30/2024	$13,506	$19,000	$23,467
7/31/2024	$13,661	$19,353	$23,068
8/31/2024	$14,622	$19,775	$23,548
9/30/2024	$15,497	$20,184	$24,215
10/31/2024	$16,561	$20,036	$24,135

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 10/18/19
Class R6	63.84%	10.48%	10.53%
Russell 3000®IndexFootnote Reference(a)	37.86%	14.60%	14.79%
Russell 1000® Growth IndexFootnote Reference(b)	43.77%	19.00%	19.11%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,314,791,617
Number of Portfolio Holdings	32
Portfolio Turnover Rate	20%
Total Advisory Fees Paid (net of waivers and reimbursements)	$8,915,338

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Consumer Discretionary	33.0%
Information Technology	31.9
Communication Services	13.7
Financials	12.1
Health Care	6.1
Real Estate	1.0
Repurchase Agreements	2.5
Options Purchased	0.2
Other Investment Company	0.1
Net Other Assets (Liabilities)Footnote Reference^	(0.6)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Capital Growth

Class R6

Top Holdings (Percentage of Net Assets)

DoorDash, Inc., Class A	8.9%
Cloudflare, Inc., Class A	8.5
Trade Desk, Inc., Class A	7.7
Tesla, Inc.	6.7
MicroStrategy, Inc., Class A	6.6
Affirm Holdings, Inc.	6.5
Carvana Co.	6.3
Shopify, Inc., Class A	6.2
ROBLOX Corp., Class A	6.0
Airbnb, Inc., Class A	4.7

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on November 1, 2023: Transamerica Asset Management, Inc., the Fund’s investment adviser, reduced its management fee schedule for the Fund; and the Annual Fund Operating Expenses of each class of the Fund were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Capital Growth

Class R6

Annual Shareholder Report

October 31, 2024

Transamerica Core Bond

Class A

TABDX

October 31, 2024

Fund Overview

Transamerica Core Bond (the "Fund") seeks to achieve maximum total return. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$78	0.74%

How did the Fund perform last year and what affected its performance?

Performance was driven by the Fund’s overweight to credit relative to the benchmark during the fiscal year. This positioning led the Fund to generate additional yield and to benefit from the positive impact of spread compression on bond prices in the Fund compared to those in the benchmark. Duration and curve positioning impacts negligibly detracted from relative performance.

At the sector level, selection within and an underweight allocation to government securities contributed the most to relative returns. The overweight allocation to investment grade corporate credit and selection within the sector also notably contributed. An overweight allocation to asset-backed securities (“ABS”), selection within commercial mortgage-backed securities (“CMBS”), and positioning within agency residential mortgage-backed securities (“agency RMBS”) were the largest detractors.

Within corporate credit, the largest contributors to relative performance were selection within the banking and insurance sectors and an overweight allocation to the technology sector. Detractors included selection within finance, electric and energy companies.

Over the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors. Exposure to CMBS was managed down over the period as certain property types, like office, remained under pressure. As expectations for federal funds rate cuts increased during the fiscal year, allocations to floating-rate collateralized loan obligations (“CLOs”) were reduced in the fund. Allocations increased to agency RMBS, non-agency RMBS, and US Treasury securities.

While overall exposure to investment grade corporate credit didn’t change significantly over the period, the sub-adviser did move up marginally in credit quality within the sector. This was on the view that the additional yield offered by lower-quality credit relative to higher-quality credit was slightly less compelling given the spread compression that had already occurred during the year.

Transamerica Core Bond

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Bloomberg US Aggregate Bond Index
10/31/2022	$9,524	$10,000
11/30/2022	$9,810	$10,368
12/31/2022	$9,789	$10,321
1/31/2023	$10,090	$10,639
2/28/2023	$9,841	$10,363
3/31/2023	$10,068	$10,627
4/30/2023	$10,120	$10,691
5/31/2023	$10,012	$10,575
6/30/2023	$9,996	$10,537
7/31/2023	$9,993	$10,530
8/31/2023	$9,933	$10,462
9/30/2023	$9,685	$10,197
10/31/2023	$9,533	$10,036
11/30/2023	$9,954	$10,490
12/31/2023	$10,330	$10,892
1/31/2024	$10,317	$10,862
2/29/2024	$10,171	$10,708
3/31/2024	$10,268	$10,807
4/30/2024	$10,004	$10,534
5/31/2024	$10,173	$10,713
6/30/2024	$10,292	$10,814
7/31/2024	$10,473	$11,067
8/31/2024	$10,642	$11,226
9/30/2024	$10,774	$11,376
10/31/2024	$10,517	$11,094

Average Annual Total Returns

	1 Year	10 Years or Since Inception 11/1/22
Class A with Load	5.14%	2.55%
Class A	10.32%	5.08%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	10.55%	5.33%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,960,351,162
Number of Portfolio Holdings	488
Portfolio Turnover Rate	56%
Total Advisory Fees Paid (net of waivers and reimbursements)	$8,210,118
Average MaturityFootnote Reference§	8.51 years
DurationFootnote Reference†	5.92 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Core Bond

Class A

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	52.6%
AAA	9.6
AA	1.4
A	11.7
BBB	22.0
BB	2.6
CCC and Below	0.0Footnote Reference*
Not Rated	18.9
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	35.1%
U.S. Government Agency Obligations	25.8
U.S. Government Obligations	25.6
Commercial Paper	18.9
Mortgage-Backed Securities	6.6
Asset-Backed Securities	4.8
Short-Term U.S. Government Obligations	1.2
Foreign Government Obligations	0.9
Repurchase Agreements	0.8
Other Investment Company	0.1
Municipal Government Obligations	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(19.8)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2054	4.1%
Uniform Mortgage-Backed Security, TBA, 3.00%, 11/01/2054	3.0
Uniform Mortgage-Backed Security, TBA, 3.50%, 11/01/2054	2.3
Uniform Mortgage-Backed Security, TBA, 4.00%, 11/01/2054	1.9
Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	1.8
Uniform Mortgage-Backed Security, TBA, 4.50%, 11/01/2054	1.8
U.S. Treasury Notes, 4.50%, 05/31/2029	1.6
Britannia Funding Co. LLC, 5.04%, 12/16/2024	1.3
LMA-Americas LLC, 5.55%, 12/12/2024	1.2
Air Liquide U.S. LLC, 5.34%, 12/20/2024	1.2

Transamerica Core Bond

Class A

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Core Bond

Class A

Annual Shareholder Report

October 31, 2024

Transamerica Core Bond

Class C

TABEX

October 31, 2024

Fund Overview

Transamerica Core Bond (the "Fund") seeks to achieve maximum total return. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$158	1.51%

How did the Fund perform last year and what affected its performance?

Performance was driven by the Fund’s overweight to credit relative to the benchmark during the fiscal year. This positioning led the Fund to generate additional yield and to benefit from the positive impact of spread compression on bond prices in the Fund compared to those in the benchmark. Duration and curve positioning impacts negligibly detracted from relative performance.

At the sector level, selection within and an underweight allocation to government securities contributed the most to relative returns. The overweight allocation to investment grade corporate credit and selection within the sector also notably contributed. An overweight allocation to asset-backed securities (“ABS”), selection within commercial mortgage-backed securities (“CMBS”), and positioning within agency residential mortgage-backed securities (“agency RMBS”) were the largest detractors.

Within corporate credit, the largest contributors to relative performance were selection within the banking and insurance sectors and an overweight allocation to the technology sector. Detractors included selection within finance, electric and energy companies.

Over the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors. Exposure to CMBS was managed down over the period as certain property types, like office, remained under pressure. As expectations for federal funds rate cuts increased during the fiscal year, allocations to floating-rate collateralized loan obligations (“CLOs”) were reduced in the fund. Allocations increased to agency RMBS, non-agency RMBS, and US Treasury securities.

While overall exposure to investment grade corporate credit didn’t change significantly over the period, the sub-adviser did move up marginally in credit quality within the sector. This was on the view that the additional yield offered by lower-quality credit relative to higher-quality credit was slightly less compelling given the spread compression that had already occurred during the year.

Transamerica Core Bond

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	Bloomberg US Aggregate Bond Index
11/1/2022	$10,000	$10,000
11/30/2022	$10,294	$10,346
12/31/2022	$10,274	$10,299
1/31/2023	$10,558	$10,616
2/28/2023	$10,303	$10,342
3/31/2023	$10,535	$10,604
4/30/2023	$10,547	$10,669
5/31/2023	$10,429	$10,553
6/30/2023	$10,408	$10,515
7/31/2023	$10,400	$10,508
8/31/2023	$10,331	$10,441
9/30/2023	$10,067	$10,175
10/31/2023	$9,901	$10,015
11/30/2023	$10,334	$10,468
12/31/2023	$10,719	$10,869
1/31/2024	$10,698	$10,839
2/29/2024	$10,540	$10,686
3/31/2024	$10,645	$10,785
4/30/2024	$10,364	$10,512
5/31/2024	$10,520	$10,690
6/30/2024	$10,637	$10,792
7/31/2024	$10,817	$11,044
8/31/2024	$10,985	$11,202
9/30/2024	$11,127	$11,352
10/31/2024	$10,841	$11,071

Average Annual Total Returns

	1 Year	10 Years or Since Inception 11/1/22
Class C with Load	8.49%	4.12%
Class C	9.49%	4.12%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	10.55%	5.33%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,960,351,162
Number of Portfolio Holdings	488
Portfolio Turnover Rate	56%
Total Advisory Fees Paid (net of waivers and reimbursements)	$8,210,118
Average MaturityFootnote Reference§	8.51 years
DurationFootnote Reference†	5.92 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Core Bond

Class C

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	52.6%
AAA	9.6
AA	1.4
A	11.7
BBB	22.0
BB	2.6
CCC and Below	0.0Footnote Reference*
Not Rated	18.9
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	35.1%
U.S. Government Agency Obligations	25.8
U.S. Government Obligations	25.6
Commercial Paper	18.9
Mortgage-Backed Securities	6.6
Asset-Backed Securities	4.8
Short-Term U.S. Government Obligations	1.2
Foreign Government Obligations	0.9
Repurchase Agreements	0.8
Other Investment Company	0.1
Municipal Government Obligations	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(19.8)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2054	4.1%
Uniform Mortgage-Backed Security, TBA, 3.00%, 11/01/2054	3.0
Uniform Mortgage-Backed Security, TBA, 3.50%, 11/01/2054	2.3
Uniform Mortgage-Backed Security, TBA, 4.00%, 11/01/2054	1.9
Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	1.8
Uniform Mortgage-Backed Security, TBA, 4.50%, 11/01/2054	1.8
U.S. Treasury Notes, 4.50%, 05/31/2029	1.6
Britannia Funding Co. LLC, 5.04%, 12/16/2024	1.3
LMA-Americas LLC, 5.55%, 12/12/2024	1.2
Air Liquide U.S. LLC, 5.34%, 12/20/2024	1.2

Transamerica Core Bond

Class C

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Core Bond

Class C

Annual Shareholder Report

October 31, 2024

Transamerica Core Bond

Class I

TABGX

October 31, 2024

Fund Overview

Transamerica Core Bond (the "Fund") seeks to achieve maximum total return. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$46	0.44%

How did the Fund perform last year and what affected its performance?

Performance was driven by the Fund’s overweight to credit relative to the benchmark during the fiscal year. This positioning led the Fund to generate additional yield and to benefit from the positive impact of spread compression on bond prices in the Fund compared to those in the benchmark. Duration and curve positioning impacts negligibly detracted from relative performance.

At the sector level, selection within and an underweight allocation to government securities contributed the most to relative returns. The overweight allocation to investment grade corporate credit and selection within the sector also notably contributed. An overweight allocation to asset-backed securities (“ABS”), selection within commercial mortgage-backed securities (“CMBS”), and positioning within agency residential mortgage-backed securities (“agency RMBS”) were the largest detractors.

Within corporate credit, the largest contributors to relative performance were selection within the banking and insurance sectors and an overweight allocation to the technology sector. Detractors included selection within finance, electric and energy companies.

Over the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors. Exposure to CMBS was managed down over the period as certain property types, like office, remained under pressure. As expectations for federal funds rate cuts increased during the fiscal year, allocations to floating-rate collateralized loan obligations (“CLOs”) were reduced in the fund. Allocations increased to agency RMBS, non-agency RMBS, and US Treasury securities.

While overall exposure to investment grade corporate credit didn’t change significantly over the period, the sub-adviser did move up marginally in credit quality within the sector. This was on the view that the additional yield offered by lower-quality credit relative to higher-quality credit was slightly less compelling given the spread compression that had already occurred during the year.

Transamerica Core Bond

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Bloomberg US Aggregate Bond Index
11/1/2022	$10,000	$10,000
11/30/2022	$10,304	$10,346
12/31/2022	$10,285	$10,299
1/31/2023	$10,594	$10,616
2/28/2023	$10,347	$10,342
3/31/2023	$10,577	$10,604
4/30/2023	$10,647	$10,669
5/31/2023	$10,515	$10,553
6/30/2023	$10,502	$10,515
7/31/2023	$10,502	$10,508
8/31/2023	$10,442	$10,441
9/30/2023	$10,182	$10,175
10/31/2023	$10,023	$10,015
11/30/2023	$10,444	$10,468
12/31/2023	$10,843	$10,869
1/31/2024	$10,831	$10,839
2/29/2024	$10,678	$10,686
3/31/2024	$10,795	$10,785
4/30/2024	$10,506	$10,512
5/31/2024	$10,687	$10,690
6/30/2024	$10,815	$10,792
7/31/2024	$11,009	$11,044
8/31/2024	$11,191	$11,202
9/30/2024	$11,333	$11,352
10/31/2024	$11,064	$11,071

Average Annual Total Returns

	1 Year	10 Years or Since Inception 11/1/22
Class I	10.38%	5.18%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	10.55%	5.33%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,960,351,162
Number of Portfolio Holdings	488
Portfolio Turnover Rate	56%
Total Advisory Fees Paid (net of waivers and reimbursements)	$8,210,118
Average MaturityFootnote Reference§	8.51 years
DurationFootnote Reference†	5.92 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Core Bond

Class I

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	52.6%
AAA	9.6
AA	1.4
A	11.7
BBB	22.0
BB	2.6
CCC and Below	0.0Footnote Reference*
Not Rated	18.9
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	35.1%
U.S. Government Agency Obligations	25.8
U.S. Government Obligations	25.6
Commercial Paper	18.9
Mortgage-Backed Securities	6.6
Asset-Backed Securities	4.8
Short-Term U.S. Government Obligations	1.2
Foreign Government Obligations	0.9
Repurchase Agreements	0.8
Other Investment Company	0.1
Municipal Government Obligations	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(19.8)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2054	4.1%
Uniform Mortgage-Backed Security, TBA, 3.00%, 11/01/2054	3.0
Uniform Mortgage-Backed Security, TBA, 3.50%, 11/01/2054	2.3
Uniform Mortgage-Backed Security, TBA, 4.00%, 11/01/2054	1.9
Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	1.8
Uniform Mortgage-Backed Security, TBA, 4.50%, 11/01/2054	1.8
U.S. Treasury Notes, 4.50%, 05/31/2029	1.6
Britannia Funding Co. LLC, 5.04%, 12/16/2024	1.3
LMA-Americas LLC, 5.55%, 12/12/2024	1.2
Air Liquide U.S. LLC, 5.34%, 12/20/2024	1.2

Transamerica Core Bond

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Core Bond

Class I

Annual Shareholder Report

October 31, 2024

Transamerica Core Bond

Class I2

Ticker: N/A

October 31, 2024

Fund Overview

Transamerica Core Bond (the "Fund") seeks to achieve maximum total return. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$46	0.44%

How did the Fund perform last year and what affected its performance?

Performance was driven by the Fund’s overweight to credit relative to the benchmark during the fiscal year. This positioning led the Fund to generate additional yield and to benefit from the positive impact of spread compression on bond prices in the Fund compared to those in the benchmark. Duration and curve positioning impacts negligibly detracted from relative performance.

At the sector level, selection within and an underweight allocation to government securities contributed the most to relative returns. The overweight allocation to investment grade corporate credit and selection within the sector also notably contributed. An overweight allocation to asset-backed securities (“ABS”), selection within commercial mortgage-backed securities (“CMBS”), and positioning within agency residential mortgage-backed securities (“agency RMBS”) were the largest detractors.

Within corporate credit, the largest contributors to relative performance were selection within the banking and insurance sectors and an overweight allocation to the technology sector. Detractors included selection within finance, electric and energy companies.

Over the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors. Exposure to CMBS was managed down over the period as certain property types, like office, remained under pressure. As expectations for federal funds rate cuts increased during the fiscal year, allocations to floating-rate collateralized loan obligations (“CLOs”) were reduced in the fund. Allocations increased to agency RMBS, non-agency RMBS, and US Treasury securities.

While overall exposure to investment grade corporate credit didn’t change significantly over the period, the sub-adviser did move up marginally in credit quality within the sector. This was on the view that the additional yield offered by lower-quality credit relative to higher-quality credit was slightly less compelling given the spread compression that had already occurred during the year.

Transamerica Core Bond

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Bloomberg US Aggregate Bond Index
3/24/2017	$10,000	$10,000
3/31/2017	$10,018	$10,017
4/30/2017	$10,099	$10,095
5/31/2017	$10,179	$10,172
6/30/2017	$10,189	$10,162
7/31/2017	$10,229	$10,206
8/31/2017	$10,319	$10,297
9/30/2017	$10,282	$10,248
10/31/2017	$10,293	$10,254
11/30/2017	$10,284	$10,241
12/31/2017	$10,325	$10,288
1/31/2018	$10,215	$10,169
2/28/2018	$10,105	$10,073
3/31/2018	$10,159	$10,138
4/30/2018	$10,092	$10,062
5/31/2018	$10,157	$10,134
6/30/2018	$10,141	$10,122
7/31/2018	$10,145	$10,124
8/31/2018	$10,211	$10,189
9/30/2018	$10,153	$10,124
10/31/2018	$10,064	$10,044
11/30/2018	$10,099	$10,104
12/31/2018	$10,258	$10,289
1/31/2019	$10,379	$10,398
2/28/2019	$10,392	$10,392
3/31/2019	$10,595	$10,592
4/30/2019	$10,600	$10,595
5/31/2019	$10,784	$10,783
6/30/2019	$10,916	$10,918
7/31/2019	$10,952	$10,942
8/31/2019	$11,242	$11,226
9/30/2019	$11,174	$11,166
10/31/2019	$11,209	$11,200
11/30/2019	$11,200	$11,194
12/31/2019	$11,181	$11,186
1/31/2020	$11,420	$11,401
2/29/2020	$11,615	$11,607
3/31/2020	$11,295	$11,538
4/30/2020	$11,557	$11,743
5/31/2020	$11,653	$11,798
6/30/2020	$11,780	$11,872
7/31/2020	$11,984	$12,050
8/31/2020	$11,897	$11,952
9/30/2020	$11,897	$11,946
10/31/2020	$11,851	$11,892
11/30/2020	$12,001	$12,009
12/31/2020	$12,036	$12,026
1/31/2021	$11,951	$11,939
2/28/2021	$11,754	$11,767
3/31/2021	$11,636	$11,620
4/30/2021	$11,746	$11,712
5/31/2021	$11,799	$11,750
6/30/2021	$11,899	$11,833
7/31/2021	$12,021	$11,965
8/31/2021	$12,006	$11,942
9/30/2021	$11,898	$11,839
10/31/2021	$11,904	$11,836
11/30/2021	$11,933	$11,871
12/31/2021	$11,923	$11,840
1/31/2022	$11,672	$11,585
2/28/2022	$11,540	$11,456
3/31/2022	$11,259	$11,138
4/30/2022	$10,844	$10,715
5/31/2022	$10,867	$10,784
6/30/2022	$10,677	$10,615
7/31/2022	$10,927	$10,874
8/31/2022	$10,644	$10,567
9/30/2022	$10,187	$10,110
10/31/2022	$10,038	$9,979
11/30/2022	$10,369	$10,346
12/31/2022	$10,352	$10,300
1/31/2023	$10,663	$10,617
2/28/2023	$10,414	$10,342
3/31/2023	$10,645	$10,605
4/30/2023	$10,716	$10,669
5/31/2023	$10,605	$10,553
6/30/2023	$10,592	$10,515
7/31/2023	$10,593	$10,508
8/31/2023	$10,532	$10,441
9/30/2023	$10,272	$10,176
10/31/2023	$10,112	$10,015
11/30/2023	$10,550	$10,469
12/31/2023	$10,965	$10,869
1/31/2024	$10,954	$10,839
2/29/2024	$10,801	$10,686
3/31/2024	$10,906	$10,785
4/30/2024	$10,628	$10,513
5/31/2024	$10,797	$10,691
6/30/2024	$10,940	$10,792
7/31/2024	$11,135	$11,044
8/31/2024	$11,318	$11,203
9/30/2024	$11,461	$11,353
10/31/2024	$11,191	$11,071

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/24/17
Class I2	10.67%	(0.03%)	1.49%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	10.55%	(0.23%)	1.35%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,960,351,162
Number of Portfolio Holdings	488
Portfolio Turnover Rate	56%
Total Advisory Fees Paid (net of waivers and reimbursements)	$8,210,118
Average MaturityFootnote Reference§	8.51 years
DurationFootnote Reference†	5.92 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Core Bond

Class I2

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	52.6%
AAA	9.6
AA	1.4
A	11.7
BBB	22.0
BB	2.6
CCC and Below	0.0Footnote Reference*
Not Rated	18.9
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	35.1%
U.S. Government Agency Obligations	25.8
U.S. Government Obligations	25.6
Commercial Paper	18.9
Mortgage-Backed Securities	6.6
Asset-Backed Securities	4.8
Short-Term U.S. Government Obligations	1.2
Foreign Government Obligations	0.9
Repurchase Agreements	0.8
Other Investment Company	0.1
Municipal Government Obligations	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(19.8)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2054	4.1%
Uniform Mortgage-Backed Security, TBA, 3.00%, 11/01/2054	3.0
Uniform Mortgage-Backed Security, TBA, 3.50%, 11/01/2054	2.3
Uniform Mortgage-Backed Security, TBA, 4.00%, 11/01/2054	1.9
Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	1.8
Uniform Mortgage-Backed Security, TBA, 4.50%, 11/01/2054	1.8
U.S. Treasury Notes, 4.50%, 05/31/2029	1.6
Britannia Funding Co. LLC, 5.04%, 12/16/2024	1.3
LMA-Americas LLC, 5.55%, 12/12/2024	1.2
Air Liquide U.S. LLC, 5.34%, 12/20/2024	1.2

Transamerica Core Bond

Class I2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Core Bond

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica Core Bond

Class I3

TMBTX

October 31, 2024

Fund Overview

Transamerica Core Bond (the "Fund") seeks to achieve maximum total return. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I3	$46	0.44%

How did the Fund perform last year and what affected its performance?

Performance was driven by the Fund’s overweight to credit relative to the benchmark during the fiscal year. This positioning led the Fund to generate additional yield and to benefit from the positive impact of spread compression on bond prices in the Fund compared to those in the benchmark. Duration and curve positioning impacts negligibly detracted from relative performance.

At the sector level, selection within and an underweight allocation to government securities contributed the most to relative returns. The overweight allocation to investment grade corporate credit and selection within the sector also notably contributed. An overweight allocation to asset-backed securities (“ABS”), selection within commercial mortgage-backed securities (“CMBS”), and positioning within agency residential mortgage-backed securities (“agency RMBS”) were the largest detractors.

Within corporate credit, the largest contributors to relative performance were selection within the banking and insurance sectors and an overweight allocation to the technology sector. Detractors included selection within finance, electric and energy companies.

Over the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors. Exposure to CMBS was managed down over the period as certain property types, like office, remained under pressure. As expectations for federal funds rate cuts increased during the fiscal year, allocations to floating-rate collateralized loan obligations (“CLOs”) were reduced in the fund. Allocations increased to agency RMBS, non-agency RMBS, and US Treasury securities.

While overall exposure to investment grade corporate credit didn’t change significantly over the period, the sub-adviser did move up marginally in credit quality within the sector. This was on the view that the additional yield offered by lower-quality credit relative to higher-quality credit was slightly less compelling given the spread compression that had already occurred during the year.

Transamerica Core Bond

Class I3

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I3	Bloomberg US Aggregate Bond Index
3/24/2017	$10,000	$10,000
3/31/2017	$10,003	$10,017
4/30/2017	$10,094	$10,095
5/31/2017	$10,174	$10,172
6/30/2017	$10,173	$10,162
7/31/2017	$10,224	$10,206
8/31/2017	$10,313	$10,297
9/30/2017	$10,266	$10,248
10/31/2017	$10,287	$10,254
11/30/2017	$10,278	$10,241
12/31/2017	$10,320	$10,288
1/31/2018	$10,210	$10,169
2/28/2018	$10,100	$10,073
3/31/2018	$10,154	$10,138
4/30/2018	$10,087	$10,062
5/31/2018	$10,152	$10,134
6/30/2018	$10,136	$10,122
7/31/2018	$10,140	$10,124
8/31/2018	$10,206	$10,189
9/30/2018	$10,148	$10,124
10/31/2018	$10,059	$10,044
11/30/2018	$10,094	$10,104
12/31/2018	$10,254	$10,289
1/31/2019	$10,374	$10,398
2/28/2019	$10,377	$10,392
3/31/2019	$10,579	$10,592
4/30/2019	$10,584	$10,595
5/31/2019	$10,778	$10,783
6/30/2019	$10,910	$10,918
7/31/2019	$10,945	$10,942
8/31/2019	$11,234	$11,226
9/30/2019	$11,156	$11,166
10/31/2019	$11,191	$11,200
11/30/2019	$11,193	$11,194
12/31/2019	$11,173	$11,186
1/31/2020	$11,412	$11,401
2/29/2020	$11,606	$11,607
3/31/2020	$11,287	$11,538
4/30/2020	$11,549	$11,743
5/31/2020	$11,645	$11,798
6/30/2020	$11,771	$11,872
7/31/2020	$11,974	$12,050
8/31/2020	$11,888	$11,952
9/30/2020	$11,888	$11,946
10/31/2020	$11,843	$11,892
11/30/2020	$11,992	$12,009
12/31/2020	$12,026	$12,026
1/31/2021	$11,942	$11,939
2/28/2021	$11,734	$11,767
3/31/2021	$11,628	$11,620
4/30/2021	$11,738	$11,712
5/31/2021	$11,791	$11,750
6/30/2021	$11,890	$11,833
7/31/2021	$12,012	$11,965
8/31/2021	$11,997	$11,942
9/30/2021	$11,890	$11,839
10/31/2021	$11,896	$11,836
11/30/2021	$11,925	$11,871
12/31/2021	$11,914	$11,840
1/31/2022	$11,664	$11,585
2/28/2022	$11,532	$11,456
3/31/2022	$11,252	$11,138
4/30/2022	$10,826	$10,715
5/31/2022	$10,861	$10,784
6/30/2022	$10,671	$10,615
7/31/2022	$10,921	$10,874
8/31/2022	$10,627	$10,567
9/30/2022	$10,171	$10,110
10/31/2022	$10,022	$9,979
11/30/2022	$10,364	$10,346
12/31/2022	$10,347	$10,300
1/31/2023	$10,645	$10,617
2/28/2023	$10,398	$10,342
3/31/2023	$10,640	$10,605
4/30/2023	$10,699	$10,669
5/31/2023	$10,600	$10,553
6/30/2023	$10,575	$10,515
7/31/2023	$10,588	$10,508
8/31/2023	$10,516	$10,441
9/30/2023	$10,256	$10,176
10/31/2023	$10,097	$10,015
11/30/2023	$10,546	$10,469
12/31/2023	$10,960	$10,869
1/31/2024	$10,936	$10,839
2/29/2024	$10,784	$10,686
3/31/2024	$10,901	$10,785
4/30/2024	$10,611	$10,513
5/31/2024	$10,793	$10,691
6/30/2024	$10,922	$10,792
7/31/2024	$11,117	$11,044
8/31/2024	$11,313	$11,203
9/30/2024	$11,456	$11,353
10/31/2024	$11,173	$11,071

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/24/17
Class I3	10.66%	(0.03%)	1.47%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	10.55%	(0.23%)	1.35%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,960,351,162
Number of Portfolio Holdings	488
Portfolio Turnover Rate	56%
Total Advisory Fees Paid (net of waivers and reimbursements)	$8,210,118
Average MaturityFootnote Reference§	8.51 years
DurationFootnote Reference†	5.92 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Core Bond

Class I3

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	52.6%
AAA	9.6
AA	1.4
A	11.7
BBB	22.0
BB	2.6
CCC and Below	0.0Footnote Reference*
Not Rated	18.9
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	35.1%
U.S. Government Agency Obligations	25.8
U.S. Government Obligations	25.6
Commercial Paper	18.9
Mortgage-Backed Securities	6.6
Asset-Backed Securities	4.8
Short-Term U.S. Government Obligations	1.2
Foreign Government Obligations	0.9
Repurchase Agreements	0.8
Other Investment Company	0.1
Municipal Government Obligations	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(19.8)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2054	4.1%
Uniform Mortgage-Backed Security, TBA, 3.00%, 11/01/2054	3.0
Uniform Mortgage-Backed Security, TBA, 3.50%, 11/01/2054	2.3
Uniform Mortgage-Backed Security, TBA, 4.00%, 11/01/2054	1.9
Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	1.8
Uniform Mortgage-Backed Security, TBA, 4.50%, 11/01/2054	1.8
U.S. Treasury Notes, 4.50%, 05/31/2029	1.6
Britannia Funding Co. LLC, 5.04%, 12/16/2024	1.3
LMA-Americas LLC, 5.55%, 12/12/2024	1.2
Air Liquide U.S. LLC, 5.34%, 12/20/2024	1.2

Transamerica Core Bond

Class I3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Core Bond

Class I3

Annual Shareholder Report

October 31, 2024

Transamerica Core Bond

Class R

TMBRX

October 31, 2024

Fund Overview

Transamerica Core Bond (the "Fund") seeks to achieve maximum total return. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$98	0.93%

How did the Fund perform last year and what affected its performance?

Performance was driven by the Fund’s overweight to credit relative to the benchmark during the fiscal year. This positioning led the Fund to generate additional yield and to benefit from the positive impact of spread compression on bond prices in the Fund compared to those in the benchmark. Duration and curve positioning impacts negligibly detracted from relative performance.

At the sector level, selection within and an underweight allocation to government securities contributed the most to relative returns. The overweight allocation to investment grade corporate credit and selection within the sector also notably contributed. An overweight allocation to asset-backed securities (“ABS”), selection within commercial mortgage-backed securities (“CMBS”), and positioning within agency residential mortgage-backed securities (“agency RMBS”) were the largest detractors.

Within corporate credit, the largest contributors to relative performance were selection within the banking and insurance sectors and an overweight allocation to the technology sector. Detractors included selection within finance, electric and energy companies.

Over the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors. Exposure to CMBS was managed down over the period as certain property types, like office, remained under pressure. As expectations for federal funds rate cuts increased during the fiscal year, allocations to floating-rate collateralized loan obligations (“CLOs”) were reduced in the fund. Allocations increased to agency RMBS, non-agency RMBS, and US Treasury securities.

While overall exposure to investment grade corporate credit didn’t change significantly over the period, the sub-adviser did move up marginally in credit quality within the sector. This was on the view that the additional yield offered by lower-quality credit relative to higher-quality credit was slightly less compelling given the spread compression that had already occurred during the year.

Transamerica Core Bond

Class R

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R	Bloomberg US Aggregate Bond Index
3/24/2017	$10,000	$10,000
3/31/2017	$10,002	$10,017
4/30/2017	$10,088	$10,095
5/31/2017	$10,163	$10,172
6/30/2017	$10,163	$10,162
7/31/2017	$10,200	$10,206
8/31/2017	$10,295	$10,297
9/30/2017	$10,243	$10,248
10/31/2017	$10,250	$10,254
11/30/2017	$10,237	$10,241
12/31/2017	$10,284	$10,288
1/31/2018	$10,170	$10,169
2/28/2018	$10,056	$10,073
3/31/2018	$10,106	$10,138
4/30/2018	$10,025	$10,062
5/31/2018	$10,085	$10,134
6/30/2018	$10,065	$10,122
7/31/2018	$10,076	$10,124
8/31/2018	$10,136	$10,189
9/30/2018	$10,065	$10,124
10/31/2018	$9,982	$10,044
11/30/2018	$10,013	$10,104
12/31/2018	$10,155	$10,289
1/31/2019	$10,280	$10,398
2/28/2019	$10,279	$10,392
3/31/2019	$10,475	$10,592
4/30/2019	$10,475	$10,595
5/31/2019	$10,652	$10,783
6/30/2019	$10,789	$10,918
7/31/2019	$10,819	$10,942
8/31/2019	$11,089	$11,226
9/30/2019	$11,018	$11,166
10/31/2019	$11,047	$11,200
11/30/2019	$11,045	$11,194
12/31/2019	$11,014	$11,186
1/31/2020	$11,245	$11,401
2/29/2020	$11,432	$11,607
3/31/2020	$11,123	$11,538
4/30/2020	$11,377	$11,743
5/31/2020	$11,466	$11,798
6/30/2020	$11,585	$11,872
7/31/2020	$11,779	$12,050
8/31/2020	$11,687	$11,952
9/30/2020	$11,682	$11,946
10/31/2020	$11,631	$11,892
11/30/2020	$11,773	$12,009
12/31/2020	$11,802	$12,026
1/31/2021	$11,714	$11,939
2/28/2021	$11,517	$11,767
3/31/2021	$11,397	$11,620
4/30/2021	$11,500	$11,712
5/31/2021	$11,547	$11,750
6/30/2021	$11,639	$11,833
7/31/2021	$11,764	$11,965
8/31/2021	$11,733	$11,942
9/30/2021	$11,635	$11,839
10/31/2021	$11,625	$11,836
11/30/2021	$11,648	$11,871
12/31/2021	$11,633	$11,840
1/31/2022	$11,384	$11,585
2/28/2022	$11,251	$11,456
3/31/2022	$10,973	$11,138
4/30/2022	$10,566	$10,715
5/31/2022	$10,583	$10,784
6/30/2022	$10,395	$10,615
7/31/2022	$10,633	$10,874
8/31/2022	$10,354	$10,567
9/30/2022	$9,896	$10,110
10/31/2022	$9,747	$9,979
11/30/2022	$10,075	$10,346
12/31/2022	$10,050	$10,300
1/31/2023	$10,346	$10,617
2/28/2023	$10,102	$10,342
3/31/2023	$10,333	$10,605
4/30/2023	$10,386	$10,669
5/31/2023	$10,274	$10,553
6/30/2023	$10,258	$10,515
7/31/2023	$10,254	$10,508
8/31/2023	$10,192	$10,441
9/30/2023	$9,936	$10,176
10/31/2023	$9,779	$10,015
11/30/2023	$10,208	$10,469
12/31/2023	$10,592	$10,869
1/31/2024	$10,577	$10,839
2/29/2024	$10,426	$10,686
3/31/2024	$10,522	$10,785
4/30/2024	$10,251	$10,513
5/31/2024	$10,410	$10,691
6/30/2024	$10,543	$10,792
7/31/2024	$10,726	$11,044
8/31/2024	$10,897	$11,203
9/30/2024	$11,030	$11,353
10/31/2024	$10,767	$11,071

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/24/17
Class R	10.10%	(0.51%)	0.98%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	10.55%	(0.23%)	1.35%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,960,351,162
Number of Portfolio Holdings	488
Portfolio Turnover Rate	56%
Total Advisory Fees Paid (net of waivers and reimbursements)	$8,210,118
Average MaturityFootnote Reference§	8.51 years
DurationFootnote Reference†	5.92 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Core Bond

Class R

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	52.6%
AAA	9.6
AA	1.4
A	11.7
BBB	22.0
BB	2.6
CCC and Below	0.0Footnote Reference*
Not Rated	18.9
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	35.1%
U.S. Government Agency Obligations	25.8
U.S. Government Obligations	25.6
Commercial Paper	18.9
Mortgage-Backed Securities	6.6
Asset-Backed Securities	4.8
Short-Term U.S. Government Obligations	1.2
Foreign Government Obligations	0.9
Repurchase Agreements	0.8
Other Investment Company	0.1
Municipal Government Obligations	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(19.8)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2054	4.1%
Uniform Mortgage-Backed Security, TBA, 3.00%, 11/01/2054	3.0
Uniform Mortgage-Backed Security, TBA, 3.50%, 11/01/2054	2.3
Uniform Mortgage-Backed Security, TBA, 4.00%, 11/01/2054	1.9
Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	1.8
Uniform Mortgage-Backed Security, TBA, 4.50%, 11/01/2054	1.8
U.S. Treasury Notes, 4.50%, 05/31/2029	1.6
Britannia Funding Co. LLC, 5.04%, 12/16/2024	1.3
LMA-Americas LLC, 5.55%, 12/12/2024	1.2
Air Liquide U.S. LLC, 5.34%, 12/20/2024	1.2

Transamerica Core Bond

Class R

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Core Bond

Class R

Annual Shareholder Report

October 31, 2024

Transamerica Core Bond

Class R4

TMBFX

October 31, 2024

Fund Overview

Transamerica Core Bond (the "Fund") seeks to achieve maximum total return. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R4	$69	0.66%

How did the Fund perform last year and what affected its performance?

Performance was driven by the Fund’s overweight to credit relative to the benchmark during the fiscal year. This positioning led the Fund to generate additional yield and to benefit from the positive impact of spread compression on bond prices in the Fund compared to those in the benchmark. Duration and curve positioning impacts negligibly detracted from relative performance.

At the sector level, selection within and an underweight allocation to government securities contributed the most to relative returns. The overweight allocation to investment grade corporate credit and selection within the sector also notably contributed. An overweight allocation to asset-backed securities (“ABS”), selection within commercial mortgage-backed securities (“CMBS”), and positioning within agency residential mortgage-backed securities (“agency RMBS”) were the largest detractors.

Within corporate credit, the largest contributors to relative performance were selection within the banking and insurance sectors and an overweight allocation to the technology sector. Detractors included selection within finance, electric and energy companies.

Over the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors. Exposure to CMBS was managed down over the period as certain property types, like office, remained under pressure. As expectations for federal funds rate cuts increased during the fiscal year, allocations to floating-rate collateralized loan obligations (“CLOs”) were reduced in the fund. Allocations increased to agency RMBS, non-agency RMBS, and US Treasury securities.

While overall exposure to investment grade corporate credit didn’t change significantly over the period, the sub-adviser did move up marginally in credit quality within the sector. This was on the view that the additional yield offered by lower-quality credit relative to higher-quality credit was slightly less compelling given the spread compression that had already occurred during the year.

Transamerica Core Bond

Class R4

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R4	Bloomberg US Aggregate Bond Index
10/31/2014	$10,000	$10,000
11/30/2014	$10,054	$10,071
12/31/2014	$10,053	$10,080
1/31/2015	$10,265	$10,292
2/28/2015	$10,191	$10,195
3/31/2015	$10,222	$10,242
4/30/2015	$10,195	$10,206
5/31/2015	$10,167	$10,181
6/30/2015	$10,056	$10,070
7/31/2015	$10,112	$10,140
8/31/2015	$10,086	$10,125
9/30/2015	$10,125	$10,194
10/31/2015	$10,135	$10,196
11/30/2015	$10,116	$10,169
12/31/2015	$10,074	$10,136
1/31/2016	$10,188	$10,275
2/29/2016	$10,226	$10,348
3/31/2016	$10,330	$10,443
4/30/2016	$10,388	$10,483
5/31/2016	$10,407	$10,486
6/30/2016	$10,591	$10,674
7/31/2016	$10,678	$10,742
8/31/2016	$10,678	$10,730
9/30/2016	$10,678	$10,723
10/31/2016	$10,610	$10,641
11/30/2016	$10,378	$10,390
12/31/2016	$10,398	$10,404
1/31/2017	$10,437	$10,425
2/28/2017	$10,516	$10,495
3/31/2017	$10,506	$10,489
4/30/2017	$10,599	$10,570
5/31/2017	$10,680	$10,651
6/30/2017	$10,677	$10,641
7/31/2017	$10,728	$10,687
8/31/2017	$10,820	$10,782
9/30/2017	$10,768	$10,731
10/31/2017	$10,788	$10,737
11/30/2017	$10,776	$10,723
12/31/2017	$10,818	$10,773
1/31/2018	$10,700	$10,649
2/28/2018	$10,583	$10,548
3/31/2018	$10,638	$10,615
4/30/2018	$10,565	$10,536
5/31/2018	$10,620	$10,611
6/30/2018	$10,601	$10,598
7/31/2018	$10,614	$10,601
8/31/2018	$10,681	$10,669
9/30/2018	$10,618	$10,600
10/31/2018	$10,522	$10,517
11/30/2018	$10,557	$10,579
12/31/2018	$10,722	$10,774
1/31/2019	$10,845	$10,888
2/28/2019	$10,857	$10,882
3/31/2019	$11,066	$11,091
4/30/2019	$11,069	$11,094
5/31/2019	$11,259	$11,291
6/30/2019	$11,395	$11,432
7/31/2019	$11,429	$11,458
8/31/2019	$11,729	$11,755
9/30/2019	$11,656	$11,692
10/31/2019	$11,690	$11,727
11/30/2019	$11,679	$11,721
12/31/2019	$11,656	$11,713
1/31/2020	$11,903	$11,938
2/29/2020	$12,104	$12,153
3/31/2020	$11,768	$12,082
4/30/2020	$12,039	$12,297
5/31/2020	$12,137	$12,354
6/30/2020	$12,266	$12,432
7/31/2020	$12,476	$12,617
8/31/2020	$12,382	$12,515
9/30/2020	$12,380	$12,509
10/31/2020	$12,331	$12,453
11/30/2020	$12,484	$12,575
12/31/2020	$12,529	$12,592
1/31/2021	$12,438	$12,502
2/28/2021	$12,220	$12,321
3/31/2021	$12,095	$12,168
4/30/2021	$12,207	$12,264
5/31/2021	$12,260	$12,304
6/30/2021	$12,360	$12,390
7/31/2021	$12,496	$12,529
8/31/2021	$12,466	$12,505
9/30/2021	$12,364	$12,397
10/31/2021	$12,356	$12,393
11/30/2021	$12,384	$12,430
12/31/2021	$12,370	$12,398
1/31/2022	$12,108	$12,131
2/28/2022	$11,969	$11,996
3/31/2022	$11,676	$11,662
4/30/2022	$11,244	$11,220
5/31/2022	$11,265	$11,292
6/30/2022	$11,067	$11,115
7/31/2022	$11,323	$11,387
8/31/2022	$11,029	$11,065
9/30/2022	$10,542	$10,587
10/31/2022	$10,398	$10,450
11/30/2022	$10,737	$10,834
12/31/2022	$10,715	$10,785
1/31/2023	$11,034	$11,117
2/28/2023	$10,776	$10,829
3/31/2023	$11,025	$11,104
4/30/2023	$11,084	$11,172
5/31/2023	$10,967	$11,050
6/30/2023	$10,952	$11,011
7/31/2023	$10,951	$11,003
8/31/2023	$10,886	$10,933
9/30/2023	$10,616	$10,655
10/31/2023	$10,450	$10,487
11/30/2023	$10,912	$10,962
12/31/2023	$11,325	$11,381
1/31/2024	$11,311	$11,350
2/29/2024	$11,152	$11,190
3/31/2024	$11,257	$11,293
4/30/2024	$10,969	$11,008
5/31/2024	$11,142	$11,194
6/30/2024	$11,287	$11,300
7/31/2024	$11,486	$11,564
8/31/2024	$11,672	$11,731
9/30/2024	$11,817	$11,888
10/31/2024	$11,537	$11,593

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class R4	10.40%	(0.26%)	1.44%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	10.55%	(0.23%)	1.49%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,960,351,162
Number of Portfolio Holdings	488
Portfolio Turnover Rate	56%
Total Advisory Fees Paid (net of waivers and reimbursements)	$8,210,118
Average MaturityFootnote Reference§	8.51 years
DurationFootnote Reference†	5.92 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Core Bond

Class R4

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	52.6%
AAA	9.6
AA	1.4
A	11.7
BBB	22.0
BB	2.6
CCC and Below	0.0Footnote Reference*
Not Rated	18.9
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	35.1%
U.S. Government Agency Obligations	25.8
U.S. Government Obligations	25.6
Commercial Paper	18.9
Mortgage-Backed Securities	6.6
Asset-Backed Securities	4.8
Short-Term U.S. Government Obligations	1.2
Foreign Government Obligations	0.9
Repurchase Agreements	0.8
Other Investment Company	0.1
Municipal Government Obligations	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(19.8)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2054	4.1%
Uniform Mortgage-Backed Security, TBA, 3.00%, 11/01/2054	3.0
Uniform Mortgage-Backed Security, TBA, 3.50%, 11/01/2054	2.3
Uniform Mortgage-Backed Security, TBA, 4.00%, 11/01/2054	1.9
Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	1.8
Uniform Mortgage-Backed Security, TBA, 4.50%, 11/01/2054	1.8
U.S. Treasury Notes, 4.50%, 05/31/2029	1.6
Britannia Funding Co. LLC, 5.04%, 12/16/2024	1.3
LMA-Americas LLC, 5.55%, 12/12/2024	1.2
Air Liquide U.S. LLC, 5.34%, 12/20/2024	1.2

Transamerica Core Bond

Class R4

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Core Bond

Class R4

Annual Shareholder Report

October 31, 2024

Transamerica Core Bond

Class R6

TAGMX

October 31, 2024

Fund Overview

Transamerica Core Bond (the "Fund") seeks to achieve maximum total return. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$46	0.44%

How did the Fund perform last year and what affected its performance?

Performance was driven by the Fund’s overweight to credit relative to the benchmark during the fiscal year. This positioning led the Fund to generate additional yield and to benefit from the positive impact of spread compression on bond prices in the Fund compared to those in the benchmark. Duration and curve positioning impacts negligibly detracted from relative performance.

At the sector level, selection within and an underweight allocation to government securities contributed the most to relative returns. The overweight allocation to investment grade corporate credit and selection within the sector also notably contributed. An overweight allocation to asset-backed securities (“ABS”), selection within commercial mortgage-backed securities (“CMBS”), and positioning within agency residential mortgage-backed securities (“agency RMBS”) were the largest detractors.

Within corporate credit, the largest contributors to relative performance were selection within the banking and insurance sectors and an overweight allocation to the technology sector. Detractors included selection within finance, electric and energy companies.

Over the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors. Exposure to CMBS was managed down over the period as certain property types, like office, remained under pressure. As expectations for federal funds rate cuts increased during the fiscal year, allocations to floating-rate collateralized loan obligations (“CLOs”) were reduced in the fund. Allocations increased to agency RMBS, non-agency RMBS, and US Treasury securities.

While overall exposure to investment grade corporate credit didn’t change significantly over the period, the sub-adviser did move up marginally in credit quality within the sector. This was on the view that the additional yield offered by lower-quality credit relative to higher-quality credit was slightly less compelling given the spread compression that had already occurred during the year.

Transamerica Core Bond

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	Bloomberg US Aggregate Bond Index
5/28/2021	$10,000	$10,000
6/30/2021	$10,084	$10,070
7/31/2021	$10,187	$10,183
8/31/2021	$10,175	$10,163
9/30/2021	$10,084	$10,075
10/31/2021	$10,089	$10,073
11/30/2021	$10,114	$10,103
12/31/2021	$10,105	$10,077
1/31/2022	$9,893	$9,860
2/28/2022	$9,781	$9,750
3/31/2022	$9,543	$9,479
4/30/2022	$9,192	$9,119
5/31/2022	$9,212	$9,178
6/30/2022	$9,051	$9,034
7/31/2022	$9,262	$9,255
8/31/2022	$9,023	$8,993
9/30/2022	$8,627	$8,604
10/31/2022	$8,501	$8,493
11/30/2022	$8,790	$8,805
12/31/2022	$8,776	$8,766
1/31/2023	$9,039	$9,035
2/28/2023	$8,819	$8,802
3/31/2023	$9,026	$9,025
4/30/2023	$9,075	$9,080
5/31/2023	$8,992	$8,981
6/30/2023	$8,971	$8,949
7/31/2023	$8,982	$8,943
8/31/2023	$8,931	$8,886
9/30/2023	$8,700	$8,660
10/31/2023	$8,565	$8,523
11/30/2023	$8,946	$8,909
12/31/2023	$9,298	$9,250
1/31/2024	$9,278	$9,225
2/29/2024	$9,149	$9,095
3/31/2024	$9,248	$9,179
4/30/2024	$9,014	$8,947
5/31/2024	$9,157	$9,098
6/30/2024	$9,267	$9,185
7/31/2024	$9,433	$9,399
8/31/2024	$9,599	$9,534
9/30/2024	$9,720	$9,662
10/31/2024	$9,491	$9,422

Average Annual Total Returns

	1 Year	10 Years or Since Inception 5/28/21
Class R6	10.81%	(1.52%)
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	10.55%	(1.73%)
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,960,351,162
Number of Portfolio Holdings	488
Portfolio Turnover Rate	56%
Total Advisory Fees Paid (net of waivers and reimbursements)	$8,210,118
Average MaturityFootnote Reference§	8.51 years
DurationFootnote Reference†	5.92 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Core Bond

Class R6

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	52.6%
AAA	9.6
AA	1.4
A	11.7
BBB	22.0
BB	2.6
CCC and Below	0.0Footnote Reference*
Not Rated	18.9
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	35.1%
U.S. Government Agency Obligations	25.8
U.S. Government Obligations	25.6
Commercial Paper	18.9
Mortgage-Backed Securities	6.6
Asset-Backed Securities	4.8
Short-Term U.S. Government Obligations	1.2
Foreign Government Obligations	0.9
Repurchase Agreements	0.8
Other Investment Company	0.1
Municipal Government Obligations	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(19.8)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2054	4.1%
Uniform Mortgage-Backed Security, TBA, 3.00%, 11/01/2054	3.0
Uniform Mortgage-Backed Security, TBA, 3.50%, 11/01/2054	2.3
Uniform Mortgage-Backed Security, TBA, 4.00%, 11/01/2054	1.9
Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	1.8
Uniform Mortgage-Backed Security, TBA, 4.50%, 11/01/2054	1.8
U.S. Treasury Notes, 4.50%, 05/31/2029	1.6
Britannia Funding Co. LLC, 5.04%, 12/16/2024	1.3
LMA-Americas LLC, 5.55%, 12/12/2024	1.2
Air Liquide U.S. LLC, 5.34%, 12/20/2024	1.2

Transamerica Core Bond

Class R6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Core Bond

Class R6

Annual Shareholder Report

October 31, 2024

Transamerica Emerging Markets Debt

Class A

EMTAX

October 31, 2024

Fund Overview

Transamerica Emerging Markets Debt (the "Fund") seeks to generate a high total return through a combination of capital appreciation and income. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$136	1.26%

How did the Fund perform last year and what affected its performance?

Performance was supported by the Fund's high-yield overweight and security selection across hard (U.S. dollar denominated) currency and local currency positions.

High-conviction, high-beta sovereigns including Argentina, Suriname, Egypt, and El Salvador continued to take positive strides with respect to policy reform and have been supported by investors as a result. Ukrainian assets continued to perform well and benefited from the country finalizing a debt exchange with creditors. Ongoing rhetoric around the Mexican government’s support for Pemex supported the bonds. Despite rate volatility during the year, the overall rate moved lower by 0.65% and helped the Fund’s longer duration overweights perform well. This included Saudi Arabia, Côte d’Ivoire, and Angola among sovereign bonds, along with corporate exposures such as Freeport Indonesia PT, Indofood CBP Sukses Makmur Tbk. PT, and Alfa Desarrollo SpA.

Regionally, the Fund’s underweight to higher-quality Asian credits was additive as lower yielding credits were less in demand. With energy prices remaining overall well supported during the fiscal year, an overweight to oil and gas corporates contributed to performance. Select China property exposure to Vanke Real Estate Hong Kong Co. Ltd and Longfor Group Holdings Ltd. was additive as the government continued to talk of sector support. TMT (technology media and telephone) issuers including IHS Holding Ltd., Liberty Costa Rica Senior Secured Finance, and Colombia Telecomunicaciones SA ESP performed well following positive headlines and investors reaching for yield in down-in-quality corporates.

While local currency assets underperformed relative to hard currency, given the strong dollar environment, security selection in South Africa contributed to performance after the country's election pointed toward the leading party losing support, opening the door to the formation of a government of national unity, and supporting the rand. Turkey local positioning contributed to performance as Turkey’s credible policy approach led to a stable currency with high rates, creating enticing yields.

Offsetting some positive performance, select shorter duration exposures within Indonesia and Hungary hard currency bonds detracted from performance. Despite Egypt hard currency bonds performing well, local assets were weighed down by the largest interest rate hike in history and another currency devaluation despite its opening the door to IMF support. Brazil local positioning underperformed given concerns around the country reaching its fiscal goals for the year and a potential dovish central bank pivot.

Transamerica Emerging Markets Debt

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	J.P. Morgan Emerging Markets Bond Index Global	Transamerica Emerging Markets Debt Blended Benchmark
10/31/2014	$9,523	$10,000	$10,000
11/30/2014	$9,425	$9,961	$9,941
12/31/2014	$9,073	$9,676	$9,597
1/31/2015	$9,064	$9,709	$9,641
2/28/2015	$9,181	$9,830	$9,684
3/31/2015	$9,116	$9,875	$9,630
4/30/2015	$9,340	$10,070	$9,838
5/31/2015	$9,277	$10,016	$9,761
6/30/2015	$9,142	$9,846	$9,637
7/31/2015	$9,070	$9,887	$9,575
8/31/2015	$8,852	$9,780	$9,333
9/30/2015	$8,591	$9,645	$9,166
10/31/2015	$8,922	$9,950	$9,463
11/30/2015	$8,885	$9,944	$9,383
12/31/2015	$8,679	$9,795	$9,230
1/31/2016	$8,576	$9,775	$9,222
2/29/2016	$8,679	$9,973	$9,360
3/31/2016	$9,161	$10,306	$9,829
4/30/2016	$9,424	$10,503	$10,030
5/31/2016	$9,236	$10,472	$9,863
6/30/2016	$9,641	$10,862	$10,228
7/31/2016	$9,782	$11,031	$10,359
8/31/2016	$9,932	$11,229	$10,473
9/30/2016	$10,028	$11,268	$10,555
10/31/2016	$9,981	$11,103	$10,473
11/30/2016	$9,591	$10,640	$10,024
12/31/2016	$9,784	$10,793	$10,158
1/31/2017	$9,986	$10,948	$10,322
2/28/2017	$10,198	$11,175	$10,503
3/31/2017	$10,288	$11,214	$10,600
4/30/2017	$10,424	$11,397	$10,739
5/31/2017	$10,521	$11,492	$10,858
6/30/2017	$10,538	$11,462	$10,870
7/31/2017	$10,716	$11,538	$10,993
8/31/2017	$10,893	$11,737	$11,156
9/30/2017	$10,925	$11,735	$11,158
10/31/2017	$10,875	$11,756	$11,083
11/30/2017	$10,895	$11,725	$11,130
12/31/2017	$10,997	$11,799	$11,234
1/31/2018	$11,179	$11,776	$11,380
2/28/2018	$11,018	$11,545	$11,227
3/31/2018	$11,041	$11,589	$11,268
4/30/2018	$10,858	$11,419	$11,085
5/31/2018	$10,532	$11,295	$10,850
6/30/2018	$10,316	$11,182	$10,703
7/31/2018	$10,595	$11,412	$10,895
8/31/2018	$10,110	$11,193	$10,582
9/30/2018	$10,388	$11,391	$10,765
10/31/2018	$10,151	$11,137	$10,595
11/30/2018	$10,120	$11,093	$10,664
12/31/2018	$10,228	$11,255	$10,787
1/31/2019	$10,737	$11,752	$11,233
2/28/2019	$10,768	$11,825	$11,263
3/31/2019	$10,754	$11,997	$11,326
4/30/2019	$10,775	$12,011	$11,355
5/31/2019	$10,775	$12,080	$11,408
6/30/2019	$11,229	$12,448	$11,806
7/31/2019	$11,314	$12,591	$11,923
8/31/2019	$10,902	$12,660	$11,857
9/30/2019	$11,028	$12,615	$11,902
10/31/2019	$11,209	$12,661	$12,056
11/30/2019	$11,135	$12,641	$12,000
12/31/2019	$11,546	$12,878	$12,268
1/31/2020	$11,666	$13,102	$12,362
2/29/2020	$11,481	$12,995	$12,199
3/31/2020	$9,675	$11,364	$10,766
4/30/2020	$10,038	$11,614	$11,130
5/31/2020	$10,817	$12,280	$11,679
6/30/2020	$11,114	$12,637	$11,927
7/31/2020	$11,531	$13,104	$12,286
8/31/2020	$11,641	$13,143	$12,325
9/30/2020	$11,344	$12,926	$12,158
10/31/2020	$11,344	$12,910	$12,180
11/30/2020	$11,948	$13,395	$12,654
12/31/2020	$12,320	$13,635	$12,930
1/31/2021	$12,187	$13,469	$12,831
2/28/2021	$11,943	$13,124	$12,608
3/31/2021	$11,666	$12,988	$12,418
4/30/2021	$11,922	$13,236	$12,611
5/31/2021	$12,100	$13,380	$12,782
6/30/2021	$12,138	$13,499	$12,813
7/31/2021	$12,149	$13,572	$12,830
8/31/2021	$12,306	$13,696	$12,933
9/30/2021	$12,002	$13,427	$12,680
10/31/2021	$11,935	$13,435	$12,612
11/30/2021	$11,608	$13,240	$12,420
12/31/2021	$11,780	$13,429	$12,558
1/31/2022	$11,562	$13,041	$12,357
2/28/2022	$11,069	$12,323	$11,724
3/31/2022	$11,079	$12,186	$11,520
4/30/2022	$10,457	$11,518	$11,008
5/31/2022	$10,491	$11,539	$11,050
6/30/2022	$9,752	$10,901	$10,570
7/31/2022	$10,054	$11,249	$10,737
8/31/2022	$10,042	$11,118	$10,695
9/30/2022	$9,371	$10,442	$10,168
10/31/2022	$9,313	$10,451	$10,071
11/30/2022	$10,051	$11,177	$10,717
12/31/2022	$10,134	$11,220	$10,859
1/31/2023	$10,596	$11,568	$11,232
2/28/2023	$10,288	$11,313	$10,976
3/31/2023	$10,444	$11,471	$11,198
4/30/2023	$10,504	$11,529	$11,281
5/31/2023	$10,468	$11,427	$11,169
6/30/2023	$10,782	$11,647	$11,396
7/31/2023	$11,037	$11,834	$11,597
8/31/2023	$10,807	$11,669	$11,429
9/30/2023	$10,536	$11,341	$11,170
10/31/2023	$10,425	$11,176	$11,048
11/30/2023	$10,992	$11,824	$11,588
12/31/2023	$11,409	$12,392	$12,018
1/31/2024	$11,371	$12,246	$11,939
2/29/2024	$11,446	$12,330	$11,977
3/31/2024	$11,602	$12,565	$12,097
4/30/2024	$11,388	$12,313	$11,897
5/31/2024	$11,565	$12,537	$12,091
6/30/2024	$11,551	$12,620	$12,120
7/31/2024	$11,768	$12,850	$12,343
8/31/2024	$11,985	$13,150	$12,631
9/30/2024	$12,257	$13,386	$12,893
10/31/2024	$12,010	$13,145	$12,595

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class A with Load	9.75%	0.41%	1.85%
Class A	15.21%	1.39%	2.35%
J.P. Morgan Emerging Markets Bond Index GlobalFootnote Reference(a)	17.62%	0.75%	2.77%
Transamerica Emerging Markets Debt Blended BenchmarkFootnote Reference(b)	14.00%	0.88%	2.33%
Footnote	Description
Footnote(a)	J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica Emerging Markets Debt Blended Benchmark consists of 35% J.P. Morgan Emerging Markets Bond Index Global Index, 35% J.P. Morgan CEMBI Broad Diversified Index, 30% J.P. Morgan GBI-EM Diversified Global Index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$279,009,766
Number of Portfolio Holdings	239
Portfolio Turnover Rate	151%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,873,864
Average MaturityFootnote Reference§	9.97 years
DurationFootnote Reference†	4.99 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Emerging Markets Debt

Class A

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	3.0%
AA	2.4
A	9.6
BBB	25.6
BB	25.0
B	16.4
CCC and Below	7.3
Not Rated	6.6
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Foreign Government Obligations	55.3%
Corporate Debt Securities	40.8
Repurchase Agreements	4.7
Other Investment Company	2.3
Net Other Assets (Liabilities)Footnote Reference^	(3.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2035	1.7%
Petroleos Mexicanos, 7.69%, 01/23/2050	1.7
Saudi Government International Bonds, 5.75%, 01/16/2054	1.5
Indonesia Treasury Bonds, 7.13%, 06/15/2038	1.2
Mexico Bonos, 10.00%, 11/20/2036	1.2
Turkiye Government Bonds, 12.60%, 10/01/2025	1.1
Dominican Republic International Bonds, 4.88%, 09/23/2032	1.0
Czech Republic Government Bonds, 1.95%, 07/30/2037	1.0
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2033	1.0
Republic of Poland Government Bonds, 2.50%, 07/25/2026	0.9

Transamerica Emerging Markets Debt

Class A

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Emerging Markets Debt

Class A

Annual Shareholder Report

October 31, 2024

Transamerica Emerging Markets Debt

Class C

EMTCX

October 31, 2024

Fund Overview

Transamerica Emerging Markets Debt (the "Fund") seeks to generate a high total return through a combination of capital appreciation and income. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$203	1.89%

How did the Fund perform last year and what affected its performance?

Performance was supported by the Fund's high-yield overweight and security selection across hard (U.S. dollar denominated) currency and local currency positions.

High-conviction, high-beta sovereigns including Argentina, Suriname, Egypt, and El Salvador continued to take positive strides with respect to policy reform and have been supported by investors as a result. Ukrainian assets continued to perform well and benefited from the country finalizing a debt exchange with creditors. Ongoing rhetoric around the Mexican government’s support for Pemex supported the bonds. Despite rate volatility during the year, the overall rate moved lower by 0.65% and helped the Fund’s longer duration overweights perform well. This included Saudi Arabia, Côte d’Ivoire, and Angola among sovereign bonds, along with corporate exposures such as Freeport Indonesia PT, Indofood CBP Sukses Makmur Tbk. PT, and Alfa Desarrollo SpA.

Regionally, the Fund’s underweight to higher-quality Asian credits was additive as lower yielding credits were less in demand. With energy prices remaining overall well supported during the fiscal year, an overweight to oil and gas corporates contributed to performance. Select China property exposure to Vanke Real Estate Hong Kong Co. Ltd and Longfor Group Holdings Ltd. was additive as the government continued to talk of sector support. TMT (technology media and telephone) issuers including IHS Holding Ltd., Liberty Costa Rica Senior Secured Finance, and Colombia Telecomunicaciones SA ESP performed well following positive headlines and investors reaching for yield in down-in-quality corporates.

While local currency assets underperformed relative to hard currency, given the strong dollar environment, security selection in South Africa contributed to performance after the country's election pointed toward the leading party losing support, opening the door to the formation of a government of national unity, and supporting the rand. Turkey local positioning contributed to performance as Turkey’s credible policy approach led to a stable currency with high rates, creating enticing yields.

Offsetting some positive performance, select shorter duration exposures within Indonesia and Hungary hard currency bonds detracted from performance. Despite Egypt hard currency bonds performing well, local assets were weighed down by the largest interest rate hike in history and another currency devaluation despite its opening the door to IMF support. Brazil local positioning underperformed given concerns around the country reaching its fiscal goals for the year and a potential dovish central bank pivot.

Transamerica Emerging Markets Debt

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	J.P. Morgan Emerging Markets Bond Index Global	Transamerica Emerging Markets Debt Blended Benchmark
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$9,888	$9,961	$9,941
12/31/2014	$9,513	$9,676	$9,597
1/31/2015	$9,504	$9,709	$9,641
2/28/2015	$9,617	$9,830	$9,684
3/31/2015	$9,542	$9,875	$9,630
4/30/2015	$9,768	$10,070	$9,838
5/31/2015	$9,702	$10,016	$9,761
6/30/2015	$9,551	$9,846	$9,637
7/31/2015	$9,465	$9,887	$9,575
8/31/2015	$9,237	$9,780	$9,333
9/30/2015	$8,961	$9,645	$9,166
10/31/2015	$9,298	$9,950	$9,463
11/30/2015	$9,250	$9,944	$9,383
12/31/2015	$9,038	$9,795	$9,230
1/31/2016	$8,921	$9,775	$9,222
2/29/2016	$9,028	$9,973	$9,360
3/31/2016	$9,516	$10,306	$9,829
4/30/2016	$9,790	$10,503	$10,030
5/31/2016	$9,594	$10,472	$9,863
6/30/2016	$9,996	$10,862	$10,228
7/31/2016	$10,144	$11,031	$10,359
8/31/2016	$10,291	$11,229	$10,473
9/30/2016	$10,381	$11,268	$10,555
10/31/2016	$10,322	$11,103	$10,473
11/30/2016	$9,916	$10,640	$10,024
12/31/2016	$10,114	$10,793	$10,158
1/31/2017	$10,313	$10,948	$10,322
2/28/2017	$10,523	$11,175	$10,503
3/31/2017	$10,607	$11,214	$10,600
4/30/2017	$10,748	$11,397	$10,739
5/31/2017	$10,839	$11,492	$10,858
6/30/2017	$10,848	$11,462	$10,870
7/31/2017	$11,021	$11,538	$10,993
8/31/2017	$11,194	$11,737	$11,156
9/30/2017	$11,226	$11,735	$11,158
10/31/2017	$11,175	$11,756	$11,083
11/30/2017	$11,185	$11,725	$11,130
12/31/2017	$11,279	$11,799	$11,234
1/31/2018	$11,456	$11,776	$11,380
2/28/2018	$11,289	$11,545	$11,227
3/31/2018	$11,302	$11,589	$11,268
4/30/2018	$11,114	$11,419	$11,085
5/31/2018	$10,769	$11,295	$10,850
6/30/2018	$10,532	$11,182	$10,703
7/31/2018	$10,807	$11,412	$10,895
8/31/2018	$10,309	$11,193	$10,582
9/30/2018	$10,585	$11,391	$10,765
10/31/2018	$10,352	$11,137	$10,595
11/30/2018	$10,309	$11,093	$10,664
12/31/2018	$10,398	$11,255	$10,787
1/31/2019	$10,920	$11,752	$11,233
2/28/2019	$10,941	$11,825	$11,263
3/31/2019	$10,930	$11,997	$11,326
4/30/2019	$10,951	$12,011	$11,355
5/31/2019	$10,940	$12,080	$11,408
6/30/2019	$11,399	$12,448	$11,806
7/31/2019	$11,474	$12,591	$11,923
8/31/2019	$11,053	$12,660	$11,857
9/30/2019	$11,171	$12,615	$11,902
10/31/2019	$11,356	$12,661	$12,056
11/30/2019	$11,269	$12,641	$12,000
12/31/2019	$11,689	$12,878	$12,268
1/31/2020	$11,799	$13,102	$12,362
2/29/2020	$11,600	$12,995	$12,199
3/31/2020	$9,772	$11,364	$10,766
4/30/2020	$10,130	$11,614	$11,130
5/31/2020	$10,912	$12,280	$11,679
6/30/2020	$11,202	$12,637	$11,927
7/31/2020	$11,626	$13,104	$12,286
8/31/2020	$11,716	$13,143	$12,325
9/30/2020	$11,414	$12,926	$12,158
10/31/2020	$11,414	$12,910	$12,180
11/30/2020	$12,017	$13,395	$12,654
12/31/2020	$12,383	$13,635	$12,930
1/31/2021	$12,249	$13,469	$12,831
2/28/2021	$11,992	$13,124	$12,608
3/31/2021	$11,706	$12,988	$12,418
4/30/2021	$11,953	$13,236	$12,611
5/31/2021	$12,133	$13,380	$12,782
6/30/2021	$12,159	$13,499	$12,813
7/31/2021	$12,170	$13,572	$12,830
8/31/2021	$12,316	$13,696	$12,933
9/30/2021	$12,002	$13,427	$12,680
10/31/2021	$11,934	$13,435	$12,612
11/30/2021	$11,605	$13,240	$12,420
12/31/2021	$11,761	$13,429	$12,558
1/31/2022	$11,530	$13,041	$12,357
2/28/2022	$11,035	$12,323	$11,724
3/31/2022	$11,049	$12,186	$11,520
4/30/2022	$10,413	$11,518	$11,008
5/31/2022	$10,448	$11,539	$11,050
6/30/2022	$9,699	$10,901	$10,570
7/31/2022	$10,001	$11,249	$10,737
8/31/2022	$9,977	$11,118	$10,695
9/30/2022	$9,312	$10,442	$10,168
10/31/2022	$9,241	$10,451	$10,071
11/30/2022	$9,967	$11,177	$10,717
12/31/2022	$10,044	$11,220	$10,859
1/31/2023	$10,493	$11,568	$11,232
2/28/2023	$10,185	$11,313	$10,976
3/31/2023	$10,333	$11,471	$11,198
4/30/2023	$10,393	$11,529	$11,281
5/31/2023	$10,345	$11,427	$11,169
6/30/2023	$10,648	$11,647	$11,396
7/31/2023	$10,901	$11,834	$11,597
8/31/2023	$10,672	$11,669	$11,429
9/30/2023	$10,397	$11,341	$11,170
10/31/2023	$10,287	$11,176	$11,048
11/30/2023	$10,838	$11,824	$11,588
12/31/2023	$11,245	$12,392	$12,018
1/31/2024	$11,208	$12,246	$11,939
2/29/2024	$11,257	$12,330	$11,977
3/31/2024	$11,407	$12,565	$12,097
4/30/2024	$11,195	$12,313	$11,897
5/31/2024	$11,370	$12,537	$12,091
6/30/2024	$11,335	$12,620	$12,120
7/31/2024	$11,549	$12,850	$12,343
8/31/2024	$11,763	$13,150	$12,631
9/30/2024	$12,009	$13,386	$12,893
10/31/2024	$11,766	$13,145	$12,595

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class C with Load	13.37%	0.71%	1.64%
Class C	14.37%	0.71%	1.64%
J.P. Morgan Emerging Markets Bond Index GlobalFootnote Reference(a)	17.62%	0.75%	2.77%
Transamerica Emerging Markets Debt Blended BenchmarkFootnote Reference(b)	14.00%	0.88%	2.33%
Footnote	Description
Footnote(a)	J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica Emerging Markets Debt Blended Benchmark consists of 35% J.P. Morgan Emerging Markets Bond Index Global Index, 35% J.P. Morgan CEMBI Broad Diversified Index, 30% J.P. Morgan GBI-EM Diversified Global Index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$279,009,766
Number of Portfolio Holdings	239
Portfolio Turnover Rate	151%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,873,864
Average MaturityFootnote Reference§	9.97 years
DurationFootnote Reference†	4.99 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Emerging Markets Debt

Class C

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	3.0%
AA	2.4
A	9.6
BBB	25.6
BB	25.0
B	16.4
CCC and Below	7.3
Not Rated	6.6
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Foreign Government Obligations	55.3%
Corporate Debt Securities	40.8
Repurchase Agreements	4.7
Other Investment Company	2.3
Net Other Assets (Liabilities)Footnote Reference^	(3.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2035	1.7%
Petroleos Mexicanos, 7.69%, 01/23/2050	1.7
Saudi Government International Bonds, 5.75%, 01/16/2054	1.5
Indonesia Treasury Bonds, 7.13%, 06/15/2038	1.2
Mexico Bonos, 10.00%, 11/20/2036	1.2
Turkiye Government Bonds, 12.60%, 10/01/2025	1.1
Dominican Republic International Bonds, 4.88%, 09/23/2032	1.0
Czech Republic Government Bonds, 1.95%, 07/30/2037	1.0
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2033	1.0
Republic of Poland Government Bonds, 2.50%, 07/25/2026	0.9

Transamerica Emerging Markets Debt

Class C

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Emerging Markets Debt

Class C

Annual Shareholder Report

October 31, 2024

Transamerica Emerging Markets Debt

Class I

EMTIX

October 31, 2024

Fund Overview

Transamerica Emerging Markets Debt (the "Fund") seeks to generate a high total return through a combination of capital appreciation and income. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$92	0.85%

How did the Fund perform last year and what affected its performance?

Performance was supported by the Fund's high-yield overweight and security selection across hard (U.S. dollar denominated) currency and local currency positions.

High-conviction, high-beta sovereigns including Argentina, Suriname, Egypt, and El Salvador continued to take positive strides with respect to policy reform and have been supported by investors as a result. Ukrainian assets continued to perform well and benefited from the country finalizing a debt exchange with creditors. Ongoing rhetoric around the Mexican government’s support for Pemex supported the bonds. Despite rate volatility during the year, the overall rate moved lower by 0.65% and helped the Fund’s longer duration overweights perform well. This included Saudi Arabia, Côte d’Ivoire, and Angola among sovereign bonds, along with corporate exposures such as Freeport Indonesia PT, Indofood CBP Sukses Makmur Tbk. PT, and Alfa Desarrollo SpA.

Regionally, the Fund’s underweight to higher-quality Asian credits was additive as lower yielding credits were less in demand. With energy prices remaining overall well supported during the fiscal year, an overweight to oil and gas corporates contributed to performance. Select China property exposure to Vanke Real Estate Hong Kong Co. Ltd and Longfor Group Holdings Ltd. was additive as the government continued to talk of sector support. TMT (technology media and telephone) issuers including IHS Holding Ltd., Liberty Costa Rica Senior Secured Finance, and Colombia Telecomunicaciones SA ESP performed well following positive headlines and investors reaching for yield in down-in-quality corporates.

While local currency assets underperformed relative to hard currency, given the strong dollar environment, security selection in South Africa contributed to performance after the country's election pointed toward the leading party losing support, opening the door to the formation of a government of national unity, and supporting the rand. Turkey local positioning contributed to performance as Turkey’s credible policy approach led to a stable currency with high rates, creating enticing yields.

Offsetting some positive performance, select shorter duration exposures within Indonesia and Hungary hard currency bonds detracted from performance. Despite Egypt hard currency bonds performing well, local assets were weighed down by the largest interest rate hike in history and another currency devaluation despite its opening the door to IMF support. Brazil local positioning underperformed given concerns around the country reaching its fiscal goals for the year and a potential dovish central bank pivot.

Transamerica Emerging Markets Debt

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	J.P. Morgan Emerging Markets Bond Index Global	Transamerica Emerging Markets Debt Blended Benchmark
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$9,898	$9,961	$9,941
12/31/2014	$9,532	$9,676	$9,597
1/31/2015	$9,523	$9,709	$9,641
2/28/2015	$9,645	$9,830	$9,684
3/31/2015	$9,584	$9,875	$9,630
4/30/2015	$9,819	$10,070	$9,838
5/31/2015	$9,763	$10,016	$9,761
6/30/2015	$9,620	$9,846	$9,637
7/31/2015	$9,543	$9,887	$9,575
8/31/2015	$9,324	$9,780	$9,333
9/30/2015	$9,049	$9,645	$9,166
10/31/2015	$9,397	$9,950	$9,463
11/30/2015	$9,358	$9,944	$9,383
12/31/2015	$9,141	$9,795	$9,230
1/31/2016	$9,043	$9,775	$9,222
2/29/2016	$9,161	$9,973	$9,360
3/31/2016	$9,659	$10,306	$9,829
4/30/2016	$9,946	$10,503	$10,030
5/31/2016	$9,758	$10,472	$9,863
6/30/2016	$10,174	$10,862	$10,228
7/31/2016	$10,333	$11,031	$10,359
8/31/2016	$10,491	$11,229	$10,473
9/30/2016	$10,599	$11,268	$10,555
10/31/2016	$10,549	$11,103	$10,473
11/30/2016	$10,139	$10,640	$10,024
12/31/2016	$10,348	$10,793	$10,158
1/31/2017	$10,561	$10,948	$10,322
2/28/2017	$10,783	$11,175	$10,503
3/31/2017	$10,886	$11,214	$10,600
4/30/2017	$11,040	$11,397	$10,739
5/31/2017	$11,142	$11,492	$10,858
6/30/2017	$11,159	$11,462	$10,870
7/31/2017	$11,346	$11,538	$10,993
8/31/2017	$11,543	$11,737	$11,156
9/30/2017	$11,576	$11,735	$11,158
10/31/2017	$11,534	$11,756	$11,083
11/30/2017	$11,555	$11,725	$11,130
12/31/2017	$11,660	$11,799	$11,234
1/31/2018	$11,852	$11,776	$11,380
2/28/2018	$11,692	$11,545	$11,227
3/31/2018	$11,714	$11,589	$11,268
4/30/2018	$11,532	$11,419	$11,085
5/31/2018	$11,177	$11,295	$10,850
6/30/2018	$10,953	$11,182	$10,703
7/31/2018	$11,247	$11,412	$10,895
8/31/2018	$10,735	$11,193	$10,582
9/30/2018	$11,040	$11,391	$10,765
10/31/2018	$10,800	$11,137	$10,595
11/30/2018	$10,756	$11,093	$10,664
12/31/2018	$10,877	$11,255	$10,787
1/31/2019	$11,428	$11,752	$11,233
2/28/2019	$11,450	$11,825	$11,263
3/31/2019	$11,447	$11,997	$11,326
4/30/2019	$11,491	$12,011	$11,355
5/31/2019	$11,491	$12,080	$11,408
6/30/2019	$11,977	$12,448	$11,806
7/31/2019	$12,078	$12,591	$11,923
8/31/2019	$11,640	$12,660	$11,857
9/30/2019	$11,772	$12,615	$11,902
10/31/2019	$11,976	$12,661	$12,056
11/30/2019	$11,897	$12,641	$12,000
12/31/2019	$12,344	$12,878	$12,268
1/31/2020	$12,471	$13,102	$12,362
2/29/2020	$12,275	$12,995	$12,199
3/31/2020	$10,355	$11,364	$10,766
4/30/2020	$10,741	$11,614	$11,130
5/31/2020	$11,584	$12,280	$11,679
6/30/2020	$11,899	$12,637	$11,927
7/31/2020	$12,356	$13,104	$12,286
8/31/2020	$12,473	$13,143	$12,325
9/30/2020	$12,157	$12,926	$12,158
10/31/2020	$12,169	$12,910	$12,180
11/30/2020	$12,824	$13,395	$12,654
12/31/2020	$13,222	$13,635	$12,930
1/31/2021	$13,092	$13,469	$12,831
2/28/2021	$12,832	$13,124	$12,608
3/31/2021	$12,533	$12,988	$12,418
4/30/2021	$12,807	$13,236	$12,611
5/31/2021	$13,009	$13,380	$12,782
6/30/2021	$13,049	$13,499	$12,813
7/31/2021	$13,073	$13,572	$12,830
8/31/2021	$13,241	$13,696	$12,933
9/30/2021	$12,917	$13,427	$12,680
10/31/2021	$12,857	$13,435	$12,612
11/30/2021	$12,506	$13,240	$12,420
12/31/2021	$12,694	$13,429	$12,558
1/31/2022	$12,460	$13,041	$12,357
2/28/2022	$11,931	$12,323	$11,724
3/31/2022	$11,955	$12,186	$11,520
4/30/2022	$11,324	$11,518	$11,008
5/31/2022	$11,361	$11,539	$11,050
6/30/2022	$10,565	$10,901	$10,570
7/31/2022	$10,889	$11,249	$10,737
8/31/2022	$10,889	$11,118	$10,695
9/30/2022	$10,167	$10,442	$10,168
10/31/2022	$10,103	$10,451	$10,071
11/30/2022	$10,900	$11,177	$10,717
12/31/2022	$11,001	$11,220	$10,859
1/31/2023	$11,501	$11,568	$11,232
2/28/2023	$11,181	$11,313	$10,976
3/31/2023	$11,349	$11,471	$11,198
4/30/2023	$11,426	$11,529	$11,281
5/31/2023	$11,374	$11,427	$11,169
6/30/2023	$11,722	$11,647	$11,396
7/31/2023	$12,011	$11,834	$11,597
8/31/2023	$11,761	$11,669	$11,429
9/30/2023	$11,478	$11,341	$11,170
10/31/2023	$11,358	$11,176	$11,048
11/30/2023	$11,987	$11,824	$11,588
12/31/2023	$12,437	$12,392	$12,018
1/31/2024	$12,396	$12,246	$11,939
2/29/2024	$12,478	$12,330	$11,977
3/31/2024	$12,647	$12,565	$12,097
4/30/2024	$12,428	$12,313	$11,897
5/31/2024	$12,634	$12,537	$12,091
6/30/2024	$12,603	$12,620	$12,120
7/31/2024	$12,854	$12,850	$12,343
8/31/2024	$13,104	$13,150	$12,631
9/30/2024	$13,384	$13,386	$12,893
10/31/2024	$13,130	$13,145	$12,595

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I	15.60%	1.86%	2.76%
J.P. Morgan Emerging Markets Bond Index GlobalFootnote Reference(a)	17.62%	0.75%	2.77%
Transamerica Emerging Markets Debt Blended BenchmarkFootnote Reference(b)	14.00%	0.88%	2.33%
Footnote	Description
Footnote(a)	J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica Emerging Markets Debt Blended Benchmark consists of 35% J.P. Morgan Emerging Markets Bond Index Global Index, 35% J.P. Morgan CEMBI Broad Diversified Index, 30% J.P. Morgan GBI-EM Diversified Global Index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$279,009,766
Number of Portfolio Holdings	239
Portfolio Turnover Rate	151%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,873,864
Average MaturityFootnote Reference§	9.97 years
DurationFootnote Reference†	4.99 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Emerging Markets Debt

Class I

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	3.0%
AA	2.4
A	9.6
BBB	25.6
BB	25.0
B	16.4
CCC and Below	7.3
Not Rated	6.6
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Foreign Government Obligations	55.3%
Corporate Debt Securities	40.8
Repurchase Agreements	4.7
Other Investment Company	2.3
Net Other Assets (Liabilities)Footnote Reference^	(3.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2035	1.7%
Petroleos Mexicanos, 7.69%, 01/23/2050	1.7
Saudi Government International Bonds, 5.75%, 01/16/2054	1.5
Indonesia Treasury Bonds, 7.13%, 06/15/2038	1.2
Mexico Bonos, 10.00%, 11/20/2036	1.2
Turkiye Government Bonds, 12.60%, 10/01/2025	1.1
Dominican Republic International Bonds, 4.88%, 09/23/2032	1.0
Czech Republic Government Bonds, 1.95%, 07/30/2037	1.0
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2033	1.0
Republic of Poland Government Bonds, 2.50%, 07/25/2026	0.9

Transamerica Emerging Markets Debt

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Emerging Markets Debt

Class I

Annual Shareholder Report

October 31, 2024

Transamerica Emerging Markets Debt

Class I2

IAADX

October 31, 2024

Fund Overview

Transamerica Emerging Markets Debt (the "Fund") seeks to generate a high total return through a combination of capital appreciation and income. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$81	0.75%

How did the Fund perform last year and what affected its performance?

Performance was supported by the Fund's high-yield overweight and security selection across hard (U.S. dollar denominated) currency and local currency positions.

High-conviction, high-beta sovereigns including Argentina, Suriname, Egypt, and El Salvador continued to take positive strides with respect to policy reform and have been supported by investors as a result. Ukrainian assets continued to perform well and benefited from the country finalizing a debt exchange with creditors. Ongoing rhetoric around the Mexican government’s support for Pemex supported the bonds. Despite rate volatility during the year, the overall rate moved lower by 0.65% and helped the Fund’s longer duration overweights perform well. This included Saudi Arabia, Côte d’Ivoire, and Angola among sovereign bonds, along with corporate exposures such as Freeport Indonesia PT, Indofood CBP Sukses Makmur Tbk. PT, and Alfa Desarrollo SpA.

Regionally, the Fund’s underweight to higher-quality Asian credits was additive as lower yielding credits were less in demand. With energy prices remaining overall well supported during the fiscal year, an overweight to oil and gas corporates contributed to performance. Select China property exposure to Vanke Real Estate Hong Kong Co. Ltd and Longfor Group Holdings Ltd. was additive as the government continued to talk of sector support. TMT (technology media and telephone) issuers including IHS Holding Ltd., Liberty Costa Rica Senior Secured Finance, and Colombia Telecomunicaciones SA ESP performed well following positive headlines and investors reaching for yield in down-in-quality corporates.

While local currency assets underperformed relative to hard currency, given the strong dollar environment, security selection in South Africa contributed to performance after the country's election pointed toward the leading party losing support, opening the door to the formation of a government of national unity, and supporting the rand. Turkey local positioning contributed to performance as Turkey’s credible policy approach led to a stable currency with high rates, creating enticing yields.

Offsetting some positive performance, select shorter duration exposures within Indonesia and Hungary hard currency bonds detracted from performance. Despite Egypt hard currency bonds performing well, local assets were weighed down by the largest interest rate hike in history and another currency devaluation despite its opening the door to IMF support. Brazil local positioning underperformed given concerns around the country reaching its fiscal goals for the year and a potential dovish central bank pivot.

Transamerica Emerging Markets Debt

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	J.P. Morgan Emerging Markets Bond Index Global	Transamerica Emerging Markets Debt Blended Benchmark
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$9,898	$9,961	$9,941
12/31/2014	$9,534	$9,676	$9,597
1/31/2015	$9,534	$9,709	$9,641
2/28/2015	$9,657	$9,830	$9,684
3/31/2015	$9,588	$9,875	$9,630
4/30/2015	$9,823	$10,070	$9,838
5/31/2015	$9,767	$10,016	$9,761
6/30/2015	$9,625	$9,846	$9,637
7/31/2015	$9,559	$9,887	$9,575
8/31/2015	$9,329	$9,780	$9,333
9/30/2015	$9,055	$9,645	$9,166
10/31/2015	$9,414	$9,950	$9,463
11/30/2015	$9,375	$9,944	$9,383
12/31/2015	$9,161	$9,795	$9,230
1/31/2016	$9,053	$9,775	$9,222
2/29/2016	$9,180	$9,973	$9,360
3/31/2016	$9,682	$10,306	$9,829
4/30/2016	$9,970	$10,503	$10,030
5/31/2016	$9,771	$10,472	$9,863
6/30/2016	$10,198	$10,862	$10,228
7/31/2016	$10,357	$11,031	$10,359
8/31/2016	$10,516	$11,229	$10,473
9/30/2016	$10,627	$11,268	$10,555
10/31/2016	$10,567	$11,103	$10,473
11/30/2016	$10,165	$10,640	$10,024
12/31/2016	$10,367	$10,793	$10,158
1/31/2017	$10,591	$10,948	$10,322
2/28/2017	$10,814	$11,175	$10,503
3/31/2017	$10,909	$11,214	$10,600
4/30/2017	$11,064	$11,397	$10,739
5/31/2017	$11,177	$11,492	$10,858
6/30/2017	$11,186	$11,462	$10,870
7/31/2017	$11,384	$11,538	$10,993
8/31/2017	$11,571	$11,737	$11,156
9/30/2017	$11,617	$11,735	$11,158
10/31/2017	$11,564	$11,756	$11,083
11/30/2017	$11,585	$11,725	$11,130
12/31/2017	$11,704	$11,799	$11,234
1/31/2018	$11,897	$11,776	$11,380
2/28/2018	$11,736	$11,545	$11,227
3/31/2018	$11,761	$11,589	$11,268
4/30/2018	$11,578	$11,419	$11,085
5/31/2018	$11,221	$11,295	$10,850
6/30/2018	$10,989	$11,182	$10,703
7/31/2018	$11,296	$11,412	$10,895
8/31/2018	$10,781	$11,193	$10,582
9/30/2018	$11,088	$11,391	$10,765
10/31/2018	$10,846	$11,137	$10,595
11/30/2018	$10,814	$11,093	$10,664
12/31/2018	$10,927	$11,255	$10,787
1/31/2019	$11,480	$11,752	$11,233
2/28/2019	$11,513	$11,825	$11,263
3/31/2019	$11,512	$11,997	$11,326
4/30/2019	$11,546	$12,011	$11,355
5/31/2019	$11,546	$12,080	$11,408
6/30/2019	$12,048	$12,448	$11,806
7/31/2019	$12,138	$12,591	$11,923
8/31/2019	$11,698	$12,660	$11,857
9/30/2019	$11,834	$12,615	$11,902
10/31/2019	$12,039	$12,661	$12,056
11/30/2019	$11,959	$12,641	$12,000
12/31/2019	$12,412	$12,878	$12,268
1/31/2020	$12,552	$13,102	$12,362
2/29/2020	$12,354	$12,995	$12,199
3/31/2020	$10,416	$11,364	$10,766
4/30/2020	$10,804	$11,614	$11,130
5/31/2020	$11,651	$12,280	$11,679
6/30/2020	$11,969	$12,637	$11,927
7/31/2020	$12,440	$13,104	$12,286
8/31/2020	$12,546	$13,143	$12,325
9/30/2020	$12,240	$12,926	$12,158
10/31/2020	$12,252	$12,910	$12,180
11/30/2020	$12,899	$13,395	$12,654
12/31/2020	$13,309	$13,635	$12,930
1/31/2021	$13,178	$13,469	$12,831
2/28/2021	$12,916	$13,124	$12,608
3/31/2021	$12,619	$12,988	$12,418
4/30/2021	$12,894	$13,236	$12,611
5/31/2021	$13,098	$13,380	$12,782
6/30/2021	$13,141	$13,499	$12,813
7/31/2021	$13,165	$13,572	$12,830
8/31/2021	$13,334	$13,696	$12,933
9/30/2021	$13,012	$13,427	$12,680
10/31/2021	$12,951	$13,435	$12,612
11/30/2021	$12,598	$13,240	$12,420
12/31/2021	$12,790	$13,429	$12,558
1/31/2022	$12,554	$13,041	$12,357
2/28/2022	$12,021	$12,323	$11,724
3/31/2022	$12,048	$12,186	$11,520
4/30/2022	$11,362	$11,518	$11,008
5/31/2022	$11,412	$11,539	$11,050
6/30/2022	$10,612	$10,901	$10,570
7/31/2022	$10,914	$11,249	$10,737
8/31/2022	$10,914	$11,118	$10,695
9/30/2022	$10,187	$10,442	$10,168
10/31/2022	$10,124	$10,451	$10,071
11/30/2022	$10,924	$11,177	$10,717
12/31/2022	$11,015	$11,220	$10,859
1/31/2023	$11,529	$11,568	$11,232
2/28/2023	$11,195	$11,313	$10,976
3/31/2023	$11,366	$11,471	$11,198
4/30/2023	$11,444	$11,529	$11,281
5/31/2023	$11,405	$11,427	$11,169
6/30/2023	$11,744	$11,647	$11,396
7/31/2023	$12,034	$11,834	$11,597
8/31/2023	$11,797	$11,669	$11,429
9/30/2023	$11,504	$11,341	$11,170
10/31/2023	$11,383	$11,176	$11,048
11/30/2023	$12,014	$11,824	$11,588
12/31/2023	$12,469	$12,392	$12,018
1/31/2024	$12,442	$12,246	$11,939
2/29/2024	$12,510	$12,330	$11,977
3/31/2024	$12,684	$12,565	$12,097
4/30/2024	$12,464	$12,313	$11,897
5/31/2024	$12,670	$12,537	$12,091
6/30/2024	$12,644	$12,620	$12,120
7/31/2024	$12,895	$12,850	$12,343
8/31/2024	$13,147	$13,150	$12,631
9/30/2024	$13,432	$13,386	$12,893
10/31/2024	$13,176	$13,145	$12,595

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I2	15.75%	1.82%	2.80%
J.P. Morgan Emerging Markets Bond Index GlobalFootnote Reference(a)	17.62%	0.75%	2.77%
Transamerica Emerging Markets Debt Blended BenchmarkFootnote Reference(b)	14.00%	0.88%	2.33%
Footnote	Description
Footnote(a)	J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica Emerging Markets Debt Blended Benchmark consists of 35% J.P. Morgan Emerging Markets Bond Index Global Index, 35% J.P. Morgan CEMBI Broad Diversified Index, 30% J.P. Morgan GBI-EM Diversified Global Index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$279,009,766
Number of Portfolio Holdings	239
Portfolio Turnover Rate	151%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,873,864
Average MaturityFootnote Reference§	9.97 years
DurationFootnote Reference†	4.99 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Emerging Markets Debt

Class I2

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	3.0%
AA	2.4
A	9.6
BBB	25.6
BB	25.0
B	16.4
CCC and Below	7.3
Not Rated	6.6
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Foreign Government Obligations	55.3%
Corporate Debt Securities	40.8
Repurchase Agreements	4.7
Other Investment Company	2.3
Net Other Assets (Liabilities)Footnote Reference^	(3.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2035	1.7%
Petroleos Mexicanos, 7.69%, 01/23/2050	1.7
Saudi Government International Bonds, 5.75%, 01/16/2054	1.5
Indonesia Treasury Bonds, 7.13%, 06/15/2038	1.2
Mexico Bonos, 10.00%, 11/20/2036	1.2
Turkiye Government Bonds, 12.60%, 10/01/2025	1.1
Dominican Republic International Bonds, 4.88%, 09/23/2032	1.0
Czech Republic Government Bonds, 1.95%, 07/30/2037	1.0
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2033	1.0
Republic of Poland Government Bonds, 2.50%, 07/25/2026	0.9

Transamerica Emerging Markets Debt

Class I2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Emerging Markets Debt

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica Emerging Markets Debt

Class R6

TAEDX

October 31, 2024

Fund Overview

Transamerica Emerging Markets Debt (the "Fund") seeks to generate a high total return through a combination of capital appreciation and income. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$81	0.75%

How did the Fund perform last year and what affected its performance?

Performance was supported by the Fund's high-yield overweight and security selection across hard (U.S. dollar denominated) currency and local currency positions.

High-conviction, high-beta sovereigns including Argentina, Suriname, Egypt, and El Salvador continued to take positive strides with respect to policy reform and have been supported by investors as a result. Ukrainian assets continued to perform well and benefited from the country finalizing a debt exchange with creditors. Ongoing rhetoric around the Mexican government’s support for Pemex supported the bonds. Despite rate volatility during the year, the overall rate moved lower by 0.65% and helped the Fund’s longer duration overweights perform well. This included Saudi Arabia, Côte d’Ivoire, and Angola among sovereign bonds, along with corporate exposures such as Freeport Indonesia PT, Indofood CBP Sukses Makmur Tbk. PT, and Alfa Desarrollo SpA.

Regionally, the Fund’s underweight to higher-quality Asian credits was additive as lower yielding credits were less in demand. With energy prices remaining overall well supported during the fiscal year, an overweight to oil and gas corporates contributed to performance. Select China property exposure to Vanke Real Estate Hong Kong Co. Ltd and Longfor Group Holdings Ltd. was additive as the government continued to talk of sector support. TMT (technology media and telephone) issuers including IHS Holding Ltd., Liberty Costa Rica Senior Secured Finance, and Colombia Telecomunicaciones SA ESP performed well following positive headlines and investors reaching for yield in down-in-quality corporates.

While local currency assets underperformed relative to hard currency, given the strong dollar environment, security selection in South Africa contributed to performance after the country's election pointed toward the leading party losing support, opening the door to the formation of a government of national unity, and supporting the rand. Turkey local positioning contributed to performance as Turkey’s credible policy approach led to a stable currency with high rates, creating enticing yields.

Offsetting some positive performance, select shorter duration exposures within Indonesia and Hungary hard currency bonds detracted from performance. Despite Egypt hard currency bonds performing well, local assets were weighed down by the largest interest rate hike in history and another currency devaluation despite its opening the door to IMF support. Brazil local positioning underperformed given concerns around the country reaching its fiscal goals for the year and a potential dovish central bank pivot.

Transamerica Emerging Markets Debt

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	J.P. Morgan Emerging Markets Bond Index Global	Transamerica Emerging Markets Debt Blended Benchmark
5/29/2015	$10,000	$10,000	$10,000
5/31/2015	$10,000	$10,004	$10,005
6/30/2015	$9,855	$9,834	$9,878
7/31/2015	$9,777	$9,875	$9,815
8/31/2015	$9,552	$9,769	$9,566
9/30/2015	$9,272	$9,634	$9,395
10/31/2015	$9,629	$9,938	$9,700
11/30/2015	$9,589	$9,932	$9,617
12/31/2015	$9,380	$9,783	$9,461
1/31/2016	$9,269	$9,763	$9,453
2/29/2016	$9,390	$9,961	$9,594
3/31/2016	$9,903	$10,293	$10,074
4/30/2016	$10,198	$10,490	$10,281
5/31/2016	$10,005	$10,459	$10,110
6/30/2016	$10,442	$10,849	$10,484
7/31/2016	$10,605	$11,018	$10,618
8/31/2016	$10,757	$11,216	$10,735
9/30/2016	$10,871	$11,254	$10,818
10/31/2016	$10,819	$11,089	$10,735
11/30/2016	$10,398	$10,627	$10,274
12/31/2016	$10,615	$10,780	$10,412
1/31/2017	$10,834	$10,935	$10,580
2/28/2017	$11,063	$11,162	$10,765
3/31/2017	$11,171	$11,201	$10,865
4/30/2017	$11,329	$11,383	$11,008
5/31/2017	$11,434	$11,478	$11,129
6/30/2017	$11,453	$11,448	$11,142
7/31/2017	$11,656	$11,524	$11,268
8/31/2017	$11,848	$11,723	$11,435
9/30/2017	$11,885	$11,721	$11,436
10/31/2017	$11,841	$11,742	$11,360
11/30/2017	$11,863	$11,711	$11,408
12/31/2017	$11,984	$11,785	$11,515
1/31/2018	$12,171	$11,762	$11,665
2/28/2018	$12,006	$11,531	$11,507
3/31/2018	$12,032	$11,575	$11,549
4/30/2018	$11,844	$11,405	$11,362
5/31/2018	$11,490	$11,282	$11,121
6/30/2018	$11,252	$11,168	$10,971
7/31/2018	$11,567	$11,398	$11,168
8/31/2018	$11,039	$11,179	$10,847
9/30/2018	$11,342	$11,377	$11,034
10/31/2018	$11,095	$11,123	$10,860
11/30/2018	$11,062	$11,079	$10,930
12/31/2018	$11,178	$11,241	$11,056
1/31/2019	$11,744	$11,738	$11,514
2/28/2019	$11,778	$11,811	$11,544
3/31/2019	$11,777	$11,982	$11,609
4/30/2019	$11,812	$11,997	$11,639
5/31/2019	$11,823	$12,066	$11,693
6/30/2019	$12,325	$12,433	$12,101
7/31/2019	$12,418	$12,576	$12,221
8/31/2019	$11,979	$12,645	$12,153
9/30/2019	$12,118	$12,599	$12,200
10/31/2019	$12,317	$12,646	$12,358
11/30/2019	$12,246	$12,625	$12,300
12/31/2019	$12,710	$12,862	$12,575
1/31/2020	$12,841	$13,086	$12,671
2/29/2020	$12,639	$12,980	$12,504
3/31/2020	$10,654	$11,350	$11,035
4/30/2020	$11,064	$11,600	$11,408
5/31/2020	$11,931	$12,265	$11,971
6/30/2020	$12,257	$12,622	$12,225
7/31/2020	$12,727	$13,089	$12,593
8/31/2020	$12,847	$13,127	$12,633
9/30/2020	$12,522	$12,910	$12,462
10/31/2020	$12,534	$12,895	$12,484
11/30/2020	$13,209	$13,378	$12,970
12/31/2020	$13,629	$13,618	$13,253
1/31/2021	$13,482	$13,453	$13,151
2/28/2021	$13,214	$13,108	$12,923
3/31/2021	$12,922	$12,972	$12,728
4/30/2021	$13,204	$13,220	$12,927
5/31/2021	$13,413	$13,363	$13,102
6/30/2021	$13,457	$13,482	$13,133
7/31/2021	$13,469	$13,555	$13,151
8/31/2021	$13,655	$13,679	$13,256
9/30/2021	$13,312	$13,411	$12,997
10/31/2021	$13,250	$13,419	$12,927
11/30/2021	$12,901	$13,224	$12,731
12/31/2021	$13,084	$13,413	$12,872
1/31/2022	$12,843	$13,025	$12,666
2/28/2022	$12,310	$12,308	$12,017
3/31/2022	$12,325	$12,171	$11,808
4/30/2022	$11,636	$11,504	$11,283
5/31/2022	$11,674	$11,526	$11,327
6/30/2022	$10,854	$10,887	$10,834
7/31/2022	$11,202	$11,235	$11,005
8/31/2022	$11,189	$11,104	$10,962
9/30/2022	$10,459	$10,430	$10,422
10/31/2022	$10,394	$10,438	$10,323
11/30/2022	$11,213	$11,164	$10,985
12/31/2022	$11,306	$11,206	$11,130
1/31/2023	$11,833	$11,554	$11,513
2/28/2023	$11,490	$11,299	$11,250
3/31/2023	$11,665	$11,458	$11,477
4/30/2023	$11,745	$11,515	$11,563
5/31/2023	$11,705	$11,413	$11,448
6/30/2023	$12,066	$11,633	$11,681
7/31/2023	$12,350	$11,820	$11,887
8/31/2023	$12,107	$11,655	$11,715
9/30/2023	$11,806	$11,327	$11,449
10/31/2023	$11,683	$11,163	$11,324
11/30/2023	$12,329	$11,810	$11,877
12/31/2023	$12,795	$12,377	$12,319
1/31/2024	$12,767	$12,231	$12,237
2/29/2024	$12,851	$12,315	$12,276
3/31/2024	$13,029	$12,550	$12,400
4/30/2024	$12,790	$12,298	$12,195
5/31/2024	$13,001	$12,522	$12,394
6/30/2024	$12,974	$12,605	$12,422
7/31/2024	$13,231	$12,834	$12,652
8/31/2024	$13,489	$13,134	$12,946
9/30/2024	$13,795	$13,369	$13,215
10/31/2024	$13,519	$13,129	$12,909

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 5/29/15
Class R6	15.72%	1.88%	3.25%
J.P. Morgan Emerging Markets Bond Index GlobalFootnote Reference(a)	17.62%	0.75%	2.93%
Transamerica Emerging Markets Debt Blended BenchmarkFootnote Reference(b)	14.00%	0.88%	2.75%
Footnote	Description
Footnote(a)	J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica Emerging Markets Debt Blended Benchmark consists of 35% J.P. Morgan Emerging Markets Bond Index Global Index, 35% J.P. Morgan CEMBI Broad Diversified Index, 30% J.P. Morgan GBI-EM Diversified Global Index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$279,009,766
Number of Portfolio Holdings	239
Portfolio Turnover Rate	151%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,873,864
Average MaturityFootnote Reference§	9.97 years
DurationFootnote Reference†	4.99 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Emerging Markets Debt

Class R6

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	3.0%
AA	2.4
A	9.6
BBB	25.6
BB	25.0
B	16.4
CCC and Below	7.3
Not Rated	6.6
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Foreign Government Obligations	55.3%
Corporate Debt Securities	40.8
Repurchase Agreements	4.7
Other Investment Company	2.3
Net Other Assets (Liabilities)Footnote Reference^	(3.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2035	1.7%
Petroleos Mexicanos, 7.69%, 01/23/2050	1.7
Saudi Government International Bonds, 5.75%, 01/16/2054	1.5
Indonesia Treasury Bonds, 7.13%, 06/15/2038	1.2
Mexico Bonos, 10.00%, 11/20/2036	1.2
Turkiye Government Bonds, 12.60%, 10/01/2025	1.1
Dominican Republic International Bonds, 4.88%, 09/23/2032	1.0
Czech Republic Government Bonds, 1.95%, 07/30/2037	1.0
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2033	1.0
Republic of Poland Government Bonds, 2.50%, 07/25/2026	0.9

Transamerica Emerging Markets Debt

Class R6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Emerging Markets Debt

Class R6

Annual Shareholder Report

October 31, 2024

Transamerica Emerging Markets Equity

(formerly, Transamerica Emerging Markets Opportunities)

Class I

TEOIX

October 31, 2024

Fund Overview

Transamerica Emerging Markets Equity (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$107	0.98%

How did the Fund perform last year and what affected its performance?

Wellington Management Company LLP sub-advised the Fund from November 1, 2023, through August 30, 2024. Thompson, Siegel & Walmsley LLC assumed sub-advisory responsibilities of the Fund on August 31, 2024. The Fund underperformed its benchmark during both periods. During the period ended August 30, 2024, holdings in the financials, health care, and utilities sectors detracted most from relative performance. This was partially offset by positive stock selection in the communication services and consumer staples sectors. At the country level, stock selection within China and South Korea detracted most from relative results, while selection within Brazil and Thailand contributed. Individual relative detractors included an underweight to Hon Hai Precision Industry Co., Ltd., an out-of-benchmark position to AIA Group Ltd., and an overweight to SK IE Technology Co. Ltd. The Fund’s largest individual relative contributors included an out-of-benchmark position to ASPEED Technology Inc. and overweight positions to Taiwan Semiconductor Manufacturing Co. Ltd. and Shinhan Financial Group Co. Ltd. During the period from August 31, 2024 through October 31, 2024, China was the largest detractor from relative return due to holdings and an underweight. The Fund’s holdings in NetEase, Inc. a video game developer, lagged other major Chinese internet companies due to its releasing fewer major titles relative to the previous year. Holdings in Greece also detracted with Motor Oil Hellas Corinth Refineries SA as a notable laggard. The oil refiner’s operations were temporarily disrupted by a fire in September. India was the top contributor to relative return on a country basis due to a mix of stock selection and an underweight allocation. A recent addition to the Fund, 360 ONE WAM Ltd. reported strong earnings driven by inflows into its wealth management platforms. Singapore also added to relative performance due to the Fund’s position in Grab Holdings Ltd. The ride-hailing app has a leading market share and growing penetration in Southeast Asia. Information technology was a drag on returns with Samsung Electronics Co. Ltd. as a relative underperformer. Samsung Electronics Co. Ltd. had exposure to a boom in AI-related semiconductor spending; however, its conventional memory business experienced a soft pricing environment. Industrials was the largest sector contributor. Contemporary Amperex Technology Co., Limited was a top performer within the sector after the EV battery producer announced a new line of products to improve vehicle efficiency.

Transamerica Emerging Markets Equity

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	MSCI Emerging Markets Index
12/19/2019	$10,000	$10,000
12/31/2019	$10,040	$10,079
1/31/2020	$9,370	$9,609
2/29/2020	$8,970	$9,103
3/31/2020	$7,420	$7,703
4/30/2020	$8,030	$8,410
5/31/2020	$8,200	$8,477
6/30/2020	$8,850	$9,104
7/31/2020	$9,730	$9,926
8/31/2020	$9,850	$10,148
9/30/2020	$9,700	$9,987
10/31/2020	$9,900	$10,194
11/30/2020	$10,910	$11,138
12/31/2020	$11,735	$11,962
1/31/2021	$12,167	$12,332
2/28/2021	$12,268	$12,427
3/31/2021	$12,097	$12,242
4/30/2021	$12,469	$12,549
5/31/2021	$12,640	$12,843
6/30/2021	$12,751	$12,869
7/31/2021	$11,896	$12,011
8/31/2021	$11,966	$12,329
9/30/2021	$11,574	$11,843
10/31/2021	$11,876	$11,962
11/30/2021	$11,303	$11,475
12/31/2021	$11,421	$11,696
1/31/2022	$11,409	$11,475
2/28/2022	$10,701	$11,134
3/31/2022	$10,049	$10,886
4/30/2022	$9,285	$10,282
5/31/2022	$9,442	$10,330
6/30/2022	$9,060	$9,652
7/31/2022	$8,813	$9,637
8/31/2022	$8,745	$9,680
9/30/2022	$7,756	$8,550
10/31/2022	$7,416	$8,286
11/30/2022	$8,732	$9,516
12/31/2022	$8,625	$9,388
1/31/2023	$9,411	$10,130
2/28/2023	$8,660	$9,474
3/31/2023	$8,902	$9,765
4/30/2023	$8,741	$9,656
5/31/2023	$8,486	$9,497
6/30/2023	$8,822	$9,866
7/31/2023	$9,203	$10,487
8/31/2023	$8,579	$9,844
9/30/2023	$8,394	$9,591
10/31/2023	$8,093	$9,219
11/30/2023	$8,579	$9,958
12/31/2023	$8,806	$10,351
1/31/2024	$8,402	$9,872
2/29/2024	$8,723	$10,343
3/31/2024	$8,960	$10,604
4/30/2024	$9,067	$10,653
5/31/2024	$9,222	$10,717
6/30/2024	$9,459	$11,146
7/31/2024	$9,448	$11,187
8/31/2024	$9,555	$11,372
9/30/2024	$10,137	$12,136
10/31/2024	$9,626	$11,611

Average Annual Total Returns

	1 Year	10 Years or Since Inception 12/19/19
Class I	18.94%	(0.78%)
MSCI Emerging Markets IndexFootnote Reference(a)	25.95%	3.11%
Footnote	Description
Footnote(a)	MSCI Emerging Markets Index captures large and mid cap representation across 24 emerging market countries, covering approximately 85% of the free float-adjusted market capitalization in each country. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$125,779,326
Number of Portfolio Holdings	73
Portfolio Turnover Rate	71%
Total Advisory Fees Paid (net of waivers and reimbursements)	$2,520,355

Transamerica Emerging Markets Equity

Class I

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

China	22.2%
Taiwan	15.1
India	12.7
Republic Of Korea	10.5
Brazil	5.1
Republic Of South Africa	4.8
Mexico	3.5
Greece	3.5
Hong Kong	3.2
Canada	2.2

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	23.1%
Financials	15.9
Consumer Discretionary	15.2
Communication Services	10.2
Industrials	8.8
Energy	6.0
Real Estate	5.1
Consumer Staples	5.0
Materials	4.4
Health Care	3.4
Repurchase Agreements	2.6
Net Other Assets (Liabilities)Footnote Reference^	0.3
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	10.7%
Tencent Holdings Ltd.	6.1
Samsung Electronics Co. Ltd.	4.4
Alibaba Group Holding Ltd.	3.6
Naspers Ltd., Class N	3.4
NetEase, Inc.	2.6
AIA Group Ltd.	2.3
KE Holdings, Inc.	2.0
E Ink Holdings, Inc.	2.0
Shinhan Financial Group Co. Ltd.	1.9

Transamerica Emerging Markets Equity

Class I

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on August 30, 2024, Wellington Management Company LLP was terminated as the sub-adviser of the Fund and Thompson, Siegel & Walmsley LLC (“TSW”) was approved as the Fund’s sub-adviser. In connection with the change to TSW as the Fund’s sub-adviser, effective on August 30, 2024, the following occurred:

• the Fund’s name changed from Transamerica Emerging Markets Opportunities to Transamerica Emerging Markets Equity;

• the Fund’s principal investment strategies were revised;

• the Fund’s principal risks were revised to add Small Capitalization Companies risk, Preferred Stock risk, Real Estate Securities risk and Real Estate Investment Trusts risk and to remove Counterparty risk, Credit risk, Derivatives risk, Growth Stocks risk, Leveraging risk and Warrants and Rights risk;

• Transamerica Asset Management, Inc., the Fund’s investment adviser, reduced its management fee schedule for the Fund; and

• Annual Fund Operating Expenses of each class of the Fund were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Emerging Markets Equity

Class I

Annual Shareholder Report

October 31, 2024

Transamerica Emerging Markets Equity

(formerly, Transamerica Emerging Markets Opportunities)

Class I2

TEOJX

October 31, 2024

Fund Overview

Transamerica Emerging Markets Equity (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$100	0.91%

How did the Fund perform last year and what affected its performance?

Wellington Management Company LLP sub-advised the Fund from November 1, 2023, through August 30, 2024. Thompson, Siegel & Walmsley LLC assumed sub-advisory responsibilities of the Fund on August 31, 2024. The Fund underperformed its benchmark during both periods. During the period ended August 30, 2024, holdings in the financials, health care, and utilities sectors detracted most from relative performance. This was partially offset by positive stock selection in the communication services and consumer staples sectors. At the country level, stock selection within China and South Korea detracted most from relative results, while selection within Brazil and Thailand contributed. Individual relative detractors included an underweight to Hon Hai Precision Industry Co., Ltd., an out-of-benchmark position to AIA Group Ltd., and an overweight to SK IE Technology Co. Ltd. The Fund’s largest individual relative contributors included an out-of-benchmark position to ASPEED Technology Inc. and overweight positions to Taiwan Semiconductor Manufacturing Co. Ltd. and Shinhan Financial Group Co. Ltd. During the period from August 31, 2024 through October 31, 2024, China was the largest detractor from relative return due to holdings and an underweight. The Fund’s holdings in NetEase, Inc. a video game developer, lagged other major Chinese internet companies due to its releasing fewer major titles relative to the previous year. Holdings in Greece also detracted with Motor Oil Hellas Corinth Refineries SA as a notable laggard. The oil refiner’s operations were temporarily disrupted by a fire in September. India was the top contributor to relative return on a country basis due to a mix of stock selection and an underweight allocation. A recent addition to the Fund, 360 ONE WAM Ltd. reported strong earnings driven by inflows into its wealth management platforms. Singapore also added to relative performance due to the Fund’s position in Grab Holdings Ltd. The ride-hailing app has a leading market share and growing penetration in Southeast Asia. Information technology was a drag on returns with Samsung Electronics Co. Ltd. as a relative underperformer. Samsung Electronics Co. Ltd. had exposure to a boom in AI-related semiconductor spending; however, its conventional memory business experienced a soft pricing environment. Industrials was the largest sector contributor. Contemporary Amperex Technology Co., Limited was a top performer within the sector after the EV battery producer announced a new line of products to improve vehicle efficiency.

Transamerica Emerging Markets Equity

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	MSCI Emerging Markets Index
12/19/2019	$10,000	$10,000
12/31/2019	$10,030	$10,079
1/31/2020	$9,370	$9,609
2/29/2020	$8,970	$9,103
3/31/2020	$7,420	$7,703
4/30/2020	$8,030	$8,410
5/31/2020	$8,200	$8,477
6/30/2020	$8,850	$9,104
7/31/2020	$9,730	$9,926
8/31/2020	$9,850	$10,148
9/30/2020	$9,710	$9,987
10/31/2020	$9,900	$10,194
11/30/2020	$10,910	$11,138
12/31/2020	$11,750	$11,962
1/31/2021	$12,173	$12,332
2/28/2021	$12,273	$12,427
3/31/2021	$12,112	$12,242
4/30/2021	$12,475	$12,549
5/31/2021	$12,656	$12,843
6/30/2021	$12,766	$12,869
7/31/2021	$11,911	$12,011
8/31/2021	$11,982	$12,329
9/30/2021	$11,589	$11,843
10/31/2021	$11,891	$11,962
11/30/2021	$11,318	$11,475
12/31/2021	$11,442	$11,696
1/31/2022	$11,431	$11,475
2/28/2022	$10,722	$11,134
3/31/2022	$10,070	$10,886
4/30/2022	$9,293	$10,282
5/31/2022	$9,451	$10,330
6/30/2022	$9,068	$9,652
7/31/2022	$8,832	$9,637
8/31/2022	$8,753	$9,680
9/30/2022	$7,774	$8,550
10/31/2022	$7,426	$8,286
11/30/2022	$8,742	$9,516
12/31/2022	$8,632	$9,388
1/31/2023	$9,430	$10,130
2/28/2023	$8,667	$9,474
3/31/2023	$8,921	$9,765
4/30/2023	$8,759	$9,656
5/31/2023	$8,505	$9,497
6/30/2023	$8,840	$9,866
7/31/2023	$9,222	$10,487
8/31/2023	$8,597	$9,844
9/30/2023	$8,412	$9,591
10/31/2023	$8,111	$9,219
11/30/2023	$8,597	$9,958
12/31/2023	$8,833	$10,351
1/31/2024	$8,416	$9,872
2/29/2024	$8,738	$10,343
3/31/2024	$8,976	$10,604
4/30/2024	$9,083	$10,653
5/31/2024	$9,238	$10,717
6/30/2024	$9,476	$11,146
7/31/2024	$9,464	$11,187
8/31/2024	$9,583	$11,372
9/30/2024	$10,166	$12,136
10/31/2024	$9,654	$11,611

Average Annual Total Returns

	1 Year	10 Years or Since Inception 12/19/19
Class I2	19.02%	(0.72%)
MSCI Emerging Markets IndexFootnote Reference(a)	25.95%	3.11%
Footnote	Description
Footnote(a)	MSCI Emerging Markets Index captures large and mid cap representation across 24 emerging market countries, covering approximately 85% of the free float-adjusted market capitalization in each country. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$125,779,326
Number of Portfolio Holdings	73
Portfolio Turnover Rate	71%
Total Advisory Fees Paid (net of waivers and reimbursements)	$2,520,355

Transamerica Emerging Markets Equity

Class I2

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

China	22.2%
Taiwan	15.1
India	12.7
Republic Of Korea	10.5
Brazil	5.1
Republic Of South Africa	4.8
Mexico	3.5
Greece	3.5
Hong Kong	3.2
Canada	2.2

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	23.1%
Financials	15.9
Consumer Discretionary	15.2
Communication Services	10.2
Industrials	8.8
Energy	6.0
Real Estate	5.1
Consumer Staples	5.0
Materials	4.4
Health Care	3.4
Repurchase Agreements	2.6
Net Other Assets (Liabilities)Footnote Reference^	0.3
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	10.7%
Tencent Holdings Ltd.	6.1
Samsung Electronics Co. Ltd.	4.4
Alibaba Group Holding Ltd.	3.6
Naspers Ltd., Class N	3.4
NetEase, Inc.	2.6
AIA Group Ltd.	2.3
KE Holdings, Inc.	2.0
E Ink Holdings, Inc.	2.0
Shinhan Financial Group Co. Ltd.	1.9

Transamerica Emerging Markets Equity

Class I2

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on August 30, 2024, Wellington Management Company LLP was terminated as the sub-adviser of the Fund and Thompson, Siegel & Walmsley LLC (“TSW”) was approved as the Fund’s sub-adviser. In connection with the change to TSW as the Fund’s sub-adviser, effective on August 30, 2024, the following occurred:

• the Fund’s name changed from Transamerica Emerging Markets Opportunities to Transamerica Emerging Markets Equity;

• the Fund’s principal investment strategies were revised;

• the Fund’s principal risks were revised to add Small Capitalization Companies risk, Preferred Stock risk, Real Estate Securities risk and Real Estate Investment Trusts risk and to remove Counterparty risk, Credit risk, Derivatives risk, Growth Stocks risk, Leveraging risk and Warrants and Rights risk;

• Transamerica Asset Management, Inc., the Fund’s investment adviser, reduced its management fee schedule for the Fund; and

• Annual Fund Operating Expenses of each class of the Fund were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Emerging Markets Equity

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica Emerging Markets Equity

(formerly, Transamerica Emerging Markets Opportunities)

Class R6

TEOOX

October 31, 2024

Fund Overview

Transamerica Emerging Markets Equity (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$100	0.91%

How did the Fund perform last year and what affected its performance?

Wellington Management Company LLP sub-advised the Fund from November 1, 2023, through August 30, 2024. Thompson, Siegel & Walmsley LLC assumed sub-advisory responsibilities of the Fund on August 31, 2024. The Fund underperformed its benchmark during both periods. During the period ended August 30, 2024, holdings in the financials, health care, and utilities sectors detracted most from relative performance. This was partially offset by positive stock selection in the communication services and consumer staples sectors. At the country level, stock selection within China and South Korea detracted most from relative results, while selection within Brazil and Thailand contributed. Individual relative detractors included an underweight to Hon Hai Precision Industry Co., Ltd., an out-of-benchmark position to AIA Group Ltd., and an overweight to SK IE Technology Co. Ltd. The Fund’s largest individual relative contributors included an out-of-benchmark position to ASPEED Technology Inc. and overweight positions to Taiwan Semiconductor Manufacturing Co. Ltd. and Shinhan Financial Group Co. Ltd. During the period from August 31, 2024 through October 31, 2024, China was the largest detractor from relative return due to holdings and an underweight. The Fund’s holdings in NetEase, Inc. a video game developer, lagged other major Chinese internet companies due to its releasing fewer major titles relative to the previous year. Holdings in Greece also detracted with Motor Oil Hellas Corinth Refineries SA as a notable laggard. The oil refiner’s operations were temporarily disrupted by a fire in September. India was the top contributor to relative return on a country basis due to a mix of stock selection and an underweight allocation. A recent addition to the Fund, 360 ONE WAM Ltd. reported strong earnings driven by inflows into its wealth management platforms. Singapore also added to relative performance due to the Fund’s position in Grab Holdings Ltd. The ride-hailing app has a leading market share and growing penetration in Southeast Asia. Information technology was a drag on returns with Samsung Electronics Co. Ltd. as a relative underperformer. Samsung Electronics Co. Ltd. had exposure to a boom in AI-related semiconductor spending; however, its conventional memory business experienced a soft pricing environment. Industrials was the largest sector contributor. Contemporary Amperex Technology Co., Limited was a top performer within the sector after the EV battery producer announced a new line of products to improve vehicle efficiency.

Transamerica Emerging Markets Equity

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	MSCI Emerging Markets Index
5/28/2021	$10,000	$10,000
6/30/2021	$10,095	$10,021
7/31/2021	$9,412	$9,352
8/31/2021	$9,475	$9,600
9/30/2021	$9,157	$9,222
10/31/2021	$9,404	$9,314
11/30/2021	$8,943	$8,935
12/31/2021	$9,043	$9,107
1/31/2022	$9,034	$8,935
2/28/2022	$8,477	$8,669
3/31/2022	$7,956	$8,477
4/30/2022	$7,346	$8,006
5/31/2022	$7,470	$8,044
6/30/2022	$7,169	$7,516
7/31/2022	$6,983	$7,504
8/31/2022	$6,922	$7,538
9/30/2022	$6,144	$6,658
10/31/2022	$5,870	$6,452
11/30/2022	$6,913	$7,410
12/31/2022	$6,826	$7,310
1/31/2023	$7,453	$7,888
2/28/2023	$6,853	$7,377
3/31/2023	$7,053	$7,603
4/30/2023	$6,926	$7,519
5/31/2023	$6,726	$7,395
6/30/2023	$6,990	$7,682
7/31/2023	$7,290	$8,166
8/31/2023	$6,799	$7,665
9/30/2023	$6,654	$7,468
10/31/2023	$6,408	$7,178
11/30/2023	$6,781	$7,754
12/31/2023	$6,972	$8,060
1/31/2024	$6,645	$7,687
2/29/2024	$6,907	$8,054
3/31/2024	$7,084	$8,257
4/30/2024	$7,178	$8,295
5/31/2024	$7,290	$8,345
6/30/2024	$7,486	$8,679
7/31/2024	$7,477	$8,711
8/31/2024	$7,561	$8,855
9/30/2024	$8,019	$9,450
10/31/2024	$7,617	$9,041

Average Annual Total Returns

	1 Year	10 Years or Since Inception 5/28/21
Class R6	18.86%	(7.65%)
MSCI Emerging Markets IndexFootnote Reference(a)	25.95%	(2.91%)
Footnote	Description
Footnote(a)	MSCI Emerging Markets Index captures large and mid cap representation across 24 emerging market countries, covering approximately 85% of the free float-adjusted market capitalization in each country. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$125,779,326
Number of Portfolio Holdings	73
Portfolio Turnover Rate	71%
Total Advisory Fees Paid (net of waivers and reimbursements)	$2,520,355

Transamerica Emerging Markets Equity

Class R6

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

China	22.2%
Taiwan	15.1
India	12.7
Republic Of Korea	10.5
Brazil	5.1
Republic Of South Africa	4.8
Mexico	3.5
Greece	3.5
Hong Kong	3.2
Canada	2.2

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	23.1%
Financials	15.9
Consumer Discretionary	15.2
Communication Services	10.2
Industrials	8.8
Energy	6.0
Real Estate	5.1
Consumer Staples	5.0
Materials	4.4
Health Care	3.4
Repurchase Agreements	2.6
Net Other Assets (Liabilities)Footnote Reference^	0.3
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	10.7%
Tencent Holdings Ltd.	6.1
Samsung Electronics Co. Ltd.	4.4
Alibaba Group Holding Ltd.	3.6
Naspers Ltd., Class N	3.4
NetEase, Inc.	2.6
AIA Group Ltd.	2.3
KE Holdings, Inc.	2.0
E Ink Holdings, Inc.	2.0
Shinhan Financial Group Co. Ltd.	1.9

Transamerica Emerging Markets Equity

Class R6

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on August 30, 2024, Wellington Management Company LLP was terminated as the sub-adviser of the Fund and Thompson, Siegel & Walmsley LLC (“TSW”) was approved as the Fund’s sub-adviser. In connection with the change to TSW as the Fund’s sub-adviser, effective on August 30, 2024, the following occurred:

• the Fund’s name changed from Transamerica Emerging Markets Opportunities to Transamerica Emerging Markets Equity;

• the Fund’s principal investment strategies were revised;

• the Fund’s principal risks were revised to add Small Capitalization Companies risk, Preferred Stock risk, Real Estate Securities risk and Real Estate Investment Trusts risk and to remove Counterparty risk, Credit risk, Derivatives risk, Growth Stocks risk, Leveraging risk and Warrants and Rights risk;

• Transamerica Asset Management, Inc., the Fund’s investment adviser, reduced its management fee schedule for the Fund; and

• Annual Fund Operating Expenses of each class of the Fund were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Emerging Markets Equity

Class R6

Annual Shareholder Report

October 31, 2024

Transamerica Energy Infrastructure

Class A

TMLAX

October 31, 2024

Fund Overview

Transamerica Energy Infrastructure (the "Fund") seeks long-term growth of capital while providing current income. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$185	1.55%

How did the Fund perform last year and what affected its performance?

Transamerica Energy Infrastructure (the “Fund”) is focused on North American energy infrastructure businesses that exhibit defensive attributes and thematic tailwinds.

The Fund underperformed the Alerian Midstream Energy Select Index, a benchmark of the Fund, for the fiscal year ended October 31, 2024. The divergence in performance was primarily due to the Fund’s allocation to energy companies, renewable infrastructure and utilities that are not included in the benchmark and did not perform as well. The Fund outperformed another benchmark of the Fund, the Alerian MLP Total Return Index, which returned 22.3% over the same period. As of October 31, 2024, almost 90% of the Fund’s portfolio was allocated towards midstream equity investments, with the remainder allocated to other energy companies, utilities, and renewable infrastructure companies.

During fiscal year 2024, midstream companies and utilities generated strong returns. Consistent financial results and continued execution of their strategies to increase dividends and stock buybacks were the primary catalysts for the midstream sector. Utilities also generated strong financial results and highlighted opportunities resulting from surging power demand from data centers and industrial re-shoring.

Focusing on the Fund’s top ten holdings, Targa Resources Corp. was the Fund’s best performing investment during fiscal year 2024, followed by Williams Cos., Inc., and ONEOK, Inc. Negative contributors included renewable infrastructure names such as Clearway Energy, Inc. and Atlantica Sustainable Infrastructure PLC.

We reduced the Fund’s exposure to oil-weighted midstream companies and increased exposure to more defensive, gas-weighted businesses during fiscal year 2024. This was done in response to strong performance in 2024 and a valuation re-rate, as well as concerns about a “lower for longer” scenario for crude oil prices and heightened market volatility. We reduced holdings in other energy companies for similar reasons. We increased exposure to utilities benefiting from growing power and natural gas demand and decreased exposure to renewable infrastructure companies.

Transamerica Energy Infrastructure

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Russell 3000® Index	Alerian Midstream Energy Select Index
10/31/2014	$9,447	$10,000	$10,000
11/30/2014	$9,041	$10,242	$9,703
12/31/2014	$8,734	$10,242	$9,725
1/31/2015	$8,447	$9,957	$9,063
2/28/2015	$8,807	$10,534	$9,283
3/31/2015	$8,760	$10,427	$9,219
4/30/2015	$9,124	$10,474	$9,726
5/31/2015	$8,942	$10,619	$9,257
6/30/2015	$8,494	$10,441	$8,818
7/31/2015	$8,043	$10,616	$8,473
8/31/2015	$7,409	$9,975	$7,847
9/30/2015	$6,245	$9,684	$6,764
10/31/2015	$6,692	$10,449	$7,246
11/30/2015	$6,102	$10,507	$6,648
12/31/2015	$5,486	$10,291	$6,113
1/31/2016	$5,043	$9,711	$5,834
2/29/2016	$5,154	$9,707	$5,891
3/31/2016	$5,527	$10,391	$6,533
4/30/2016	$5,998	$10,455	$7,193
5/31/2016	$6,152	$10,642	$7,363
6/30/2016	$6,405	$10,664	$7,756
7/31/2016	$6,457	$11,087	$7,799
8/31/2016	$6,535	$11,116	$8,035
9/30/2016	$6,904	$11,133	$8,471
10/31/2016	$6,633	$10,892	$8,097
11/30/2016	$6,895	$11,380	$8,420
12/31/2016	$7,112	$11,602	$8,776
1/31/2017	$7,201	$11,820	$8,893
2/28/2017	$7,227	$12,260	$8,971
3/31/2017	$7,307	$12,268	$9,008
4/30/2017	$7,235	$12,398	$8,859
5/31/2017	$6,894	$12,525	$8,556
6/30/2017	$6,958	$12,638	$8,670
7/31/2017	$7,195	$12,876	$8,920
8/31/2017	$6,949	$12,901	$8,631
9/30/2017	$7,080	$13,216	$8,873
10/31/2017	$6,786	$13,504	$8,572
11/30/2017	$6,712	$13,914	$8,513
12/31/2017	$7,085	$14,053	$8,843
1/31/2018	$7,169	$14,794	$8,878
2/28/2018	$6,507	$14,249	$7,945
3/31/2018	$6,259	$13,963	$7,675
4/30/2018	$6,599	$14,016	$8,075
5/31/2018	$6,948	$14,412	$8,482
6/30/2018	$6,998	$14,506	$8,647
7/31/2018	$7,217	$14,987	$8,968
8/31/2018	$7,256	$15,514	$8,848
9/30/2018	$7,173	$15,539	$8,696
10/31/2018	$6,660	$14,395	$8,054
11/30/2018	$6,583	$14,683	$8,048
12/31/2018	$5,980	$13,317	$7,280
1/31/2019	$6,824	$14,460	$8,449
2/28/2019	$6,833	$14,968	$8,565
3/31/2019	$7,121	$15,187	$8,897
4/30/2019	$7,001	$15,793	$8,797
5/31/2019	$6,793	$14,771	$8,635
6/30/2019	$7,064	$15,809	$8,911
7/31/2019	$6,933	$16,044	$8,730
8/31/2019	$6,672	$15,717	$8,472
9/30/2019	$6,820	$15,993	$8,690
10/31/2019	$6,647	$16,337	$8,373
11/30/2019	$6,565	$16,958	$8,203
12/31/2019	$6,897	$17,447	$8,907
1/31/2020	$6,752	$17,428	$8,549
2/29/2020	$6,205	$16,002	$7,671
3/31/2020	$4,188	$13,801	$4,489
4/30/2020	$5,064	$15,629	$5,961
5/31/2020	$5,370	$16,465	$6,386
6/30/2020	$5,214	$16,841	$6,195
7/31/2020	$5,300	$17,797	$6,168
8/31/2020	$5,385	$19,087	$6,338
9/30/2020	$5,073	$18,392	$5,630
10/31/2020	$5,160	$17,995	$5,638
11/30/2020	$5,902	$20,184	$6,738
12/31/2020	$6,107	$21,092	$6,820
1/31/2021	$6,428	$20,998	$7,154
2/28/2021	$6,417	$21,654	$7,689
3/31/2021	$6,736	$22,431	$8,233
4/30/2021	$6,959	$23,587	$8,721
5/31/2021	$7,161	$23,695	$9,297
6/30/2021	$7,384	$24,279	$9,737
7/31/2021	$7,248	$24,689	$9,377
8/31/2021	$7,237	$25,393	$9,240
9/30/2021	$7,255	$24,254	$9,674
10/31/2021	$7,802	$25,894	$10,215
11/30/2021	$7,437	$25,500	$9,442
12/31/2021	$7,502	$26,504	$9,600
1/31/2022	$7,790	$24,945	$10,382
2/28/2022	$8,113	$24,317	$10,860
3/31/2022	$8,731	$25,105	$11,666
4/30/2022	$8,335	$22,852	$11,412
5/31/2022	$8,765	$22,822	$12,160
6/30/2022	$7,961	$20,912	$10,557
7/31/2022	$8,679	$22,874	$11,703
8/31/2022	$8,632	$22,021	$11,715
9/30/2022	$7,728	$19,979	$10,450
10/31/2022	$8,372	$21,617	$11,697
11/30/2022	$8,681	$22,745	$12,195
12/31/2022	$8,160	$21,414	$11,438
1/31/2023	$8,425	$22,888	$12,015
2/28/2023	$8,124	$22,353	$11,536
3/31/2023	$8,144	$22,951	$11,468
4/30/2023	$8,156	$23,196	$11,740
5/31/2023	$7,767	$23,286	$11,321
6/30/2023	$8,117	$24,876	$12,140
7/31/2023	$8,399	$25,768	$12,664
8/31/2023	$8,326	$25,270	$12,600
9/30/2023	$8,087	$24,067	$12,507
10/31/2023	$7,976	$23,429	$12,443
11/30/2023	$8,497	$25,613	$13,320
12/31/2023	$8,542	$26,972	$13,244
1/31/2024	$8,465	$27,271	$13,332
2/29/2024	$8,761	$28,747	$13,877
3/31/2024	$9,397	$29,674	$14,836
4/30/2024	$9,306	$28,369	$14,750
5/31/2024	$9,645	$29,709	$15,290
6/30/2024	$9,914	$30,629	$15,748
7/31/2024	$10,204	$31,198	$16,220
8/31/2024	$10,573	$31,877	$16,880
9/30/2024	$10,573	$32,537	$16,995
10/31/2024	$11,038	$32,298	$17,647

Average Annual Total ReturnsFootnote Reference(a)

	1 Year	5 Years	10 Years
Class A with Load	30.87%	9.43%	0.99%
Class A	38.40%	10.68%	1.57%
Russell 3000®IndexFootnote Reference(b)	37.86%	14.60%	12.44%
Alerian Midstream Energy Select IndexFootnote Reference(c)	41.83%	16.08%	5.84%
Footnote	Description
Footnote(a)	The Fund pays dividends quarterly. The Fund’s dividend practice is to make quarterly distributions to shareholders at a relatively consistent level. For certain periods, the Fund’s dividend practice has resulted in the Fund distributing more than its distributable income resulting in a return of capital to shareholders and reduction to Fund assets.
Footnote(b)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(c)	Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$125,362,394
Number of Portfolio Holdings	24
Portfolio Turnover Rate	55%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,232,978

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks	72.5%
Master Limited Partnerships	22.4
Repurchase Agreements	5.0
Net Other Assets (Liabilities)Footnote Reference^	0.1
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Energy Infrastructure

Class A

Top Holdings (Percentage of Net Assets)

Williams Cos., Inc.	9.2%
Targa Resources Corp.	8.5
ONEOK, Inc.	7.9
MPLX LP	7.3
Energy Transfer LP	5.7
Enbridge, Inc.	4.8
Kinder Morgan, Inc.	4.8
TC Energy Corp.	4.8
Western Midstream Partners LP	4.8
Cheniere Energy, Inc.	4.6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Energy Infrastructure

Class A

Annual Shareholder Report

October 31, 2024

Transamerica Energy Infrastructure

Class C

TMCLX

October 31, 2024

Fund Overview

Transamerica Energy Infrastructure (the "Fund") seeks long-term growth of capital while providing current income. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$279	2.35%

How did the Fund perform last year and what affected its performance?

Transamerica Energy Infrastructure (the “Fund”) is focused on North American energy infrastructure businesses that exhibit defensive attributes and thematic tailwinds.

The Fund underperformed the Alerian Midstream Energy Select Index, a benchmark of the Fund, for the fiscal year ended October 31, 2024. The divergence in performance was primarily due to the Fund’s allocation to energy companies, renewable infrastructure and utilities that are not included in the benchmark and did not perform as well. The Fund outperformed another benchmark of the Fund, the Alerian MLP Total Return Index, which returned 22.3% over the same period. As of October 31, 2024, almost 90% of the Fund’s portfolio was allocated towards midstream equity investments, with the remainder allocated to other energy companies, utilities, and renewable infrastructure companies.

During fiscal year 2024, midstream companies and utilities generated strong returns. Consistent financial results and continued execution of their strategies to increase dividends and stock buybacks were the primary catalysts for the midstream sector. Utilities also generated strong financial results and highlighted opportunities resulting from surging power demand from data centers and industrial re-shoring.

Focusing on the Fund’s top ten holdings, Targa Resources Corp. was the Fund’s best performing investment during fiscal year 2024, followed by Williams Cos., Inc., and ONEOK, Inc. Negative contributors included renewable infrastructure names such as Clearway Energy, Inc. and Atlantica Sustainable Infrastructure PLC.

We reduced the Fund’s exposure to oil-weighted midstream companies and increased exposure to more defensive, gas-weighted businesses during fiscal year 2024. This was done in response to strong performance in 2024 and a valuation re-rate, as well as concerns about a “lower for longer” scenario for crude oil prices and heightened market volatility. We reduced holdings in other energy companies for similar reasons. We increased exposure to utilities benefiting from growing power and natural gas demand and decreased exposure to renewable infrastructure companies.

Transamerica Energy Infrastructure

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	Russell 3000® Index	Alerian Midstream Energy Select Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$9,576	$10,242	$9,703
12/31/2014	$9,241	$10,242	$9,725
1/31/2015	$8,928	$9,957	$9,063
2/28/2015	$9,311	$10,534	$9,283
3/31/2015	$9,253	$10,427	$9,219
4/30/2015	$9,631	$10,474	$9,726
5/31/2015	$9,437	$10,619	$9,257
6/30/2015	$8,954	$10,441	$8,818
7/31/2015	$8,477	$10,616	$8,473
8/31/2015	$7,797	$9,975	$7,847
9/30/2015	$6,568	$9,684	$6,764
10/31/2015	$7,039	$10,449	$7,246
11/30/2015	$6,408	$10,507	$6,648
12/31/2015	$5,753	$10,291	$6,113
1/31/2016	$5,286	$9,711	$5,834
2/29/2016	$5,403	$9,707	$5,891
3/31/2016	$5,785	$10,391	$6,533
4/30/2016	$6,281	$10,455	$7,193
5/31/2016	$6,434	$10,642	$7,363
6/30/2016	$6,697	$10,664	$7,756
7/31/2016	$6,742	$11,087	$7,799
8/31/2016	$6,824	$11,116	$8,035
9/30/2016	$7,207	$11,133	$8,471
10/31/2016	$6,914	$10,892	$8,097
11/30/2016	$7,179	$11,380	$8,420
12/31/2016	$7,409	$11,602	$8,776
1/31/2017	$7,493	$11,820	$8,893
2/28/2017	$7,521	$12,260	$8,971
3/31/2017	$7,599	$12,268	$9,008
4/30/2017	$7,514	$12,398	$8,859
5/31/2017	$7,158	$12,525	$8,556
6/30/2017	$7,220	$12,638	$8,670
7/31/2017	$7,457	$12,876	$8,920
8/31/2017	$7,201	$12,901	$8,631
9/30/2017	$7,334	$13,216	$8,873
10/31/2017	$7,027	$13,504	$8,572
11/30/2017	$6,951	$13,914	$8,513
12/31/2017	$7,322	$14,053	$8,843
1/31/2018	$7,409	$14,794	$8,878
2/28/2018	$6,723	$14,249	$7,945
3/31/2018	$6,451	$13,963	$7,675
4/30/2018	$6,812	$14,016	$8,075
5/31/2018	$7,154	$14,412	$8,482
6/30/2018	$7,202	$14,506	$8,647
7/31/2018	$7,430	$14,987	$8,968
8/31/2018	$7,469	$15,514	$8,848
9/30/2018	$7,369	$15,539	$8,696
10/31/2018	$6,840	$14,395	$8,054
11/30/2018	$6,760	$14,683	$8,048
12/31/2018	$6,135	$13,317	$7,280
1/31/2019	$7,003	$14,460	$8,449
2/28/2019	$7,003	$14,968	$8,565
3/31/2019	$7,296	$15,187	$8,897
4/30/2019	$7,173	$15,793	$8,797
5/31/2019	$6,949	$14,771	$8,635
6/30/2019	$7,224	$15,809	$8,911
7/31/2019	$7,089	$16,044	$8,730
8/31/2019	$6,821	$15,717	$8,472
9/30/2019	$6,960	$15,993	$8,690
10/31/2019	$6,782	$16,337	$8,373
11/30/2019	$6,699	$16,958	$8,203
12/31/2019	$7,026	$17,447	$8,907
1/31/2020	$6,868	$17,428	$8,549
2/29/2020	$6,309	$16,002	$7,671
3/31/2020	$4,256	$13,801	$4,489
4/30/2020	$5,137	$15,629	$5,961
5/31/2020	$5,460	$16,465	$6,386
6/30/2020	$5,290	$16,841	$6,195
7/31/2020	$5,377	$17,797	$6,168
8/31/2020	$5,454	$19,087	$6,338
9/30/2020	$5,135	$18,392	$5,630
10/31/2020	$5,213	$17,995	$5,638
11/30/2020	$5,976	$20,184	$6,738
12/31/2020	$6,174	$21,092	$6,820
1/31/2021	$6,499	$20,998	$7,154
2/28/2021	$6,477	$21,654	$7,689
3/31/2021	$6,797	$22,431	$8,233
4/30/2021	$7,011	$23,587	$8,721
5/31/2021	$7,214	$23,695	$9,297
6/30/2021	$7,437	$24,279	$9,737
7/31/2021	$7,300	$24,689	$9,377
8/31/2021	$7,278	$25,393	$9,240
9/30/2021	$7,293	$24,254	$9,674
10/31/2021	$7,844	$25,894	$10,215
11/30/2021	$7,465	$25,500	$9,442
12/31/2021	$7,526	$26,504	$9,600
1/31/2022	$7,803	$24,945	$10,382
2/28/2022	$8,128	$24,317	$10,860
3/31/2022	$8,746	$25,105	$11,666
4/30/2022	$8,337	$22,852	$11,412
5/31/2022	$8,757	$22,822	$12,160
6/30/2022	$7,956	$20,912	$10,557
7/31/2022	$8,675	$22,874	$11,703
8/31/2022	$8,616	$22,021	$11,715
9/30/2022	$7,706	$19,979	$10,450
10/31/2022	$8,348	$21,617	$11,697
11/30/2022	$8,657	$22,745	$12,195
12/31/2022	$8,132	$21,414	$11,438
1/31/2023	$8,384	$22,888	$12,015
2/28/2023	$8,084	$22,353	$11,536
3/31/2023	$8,098	$22,951	$11,468
4/30/2023	$8,098	$23,196	$11,740
5/31/2023	$7,711	$23,286	$11,321
6/30/2023	$8,043	$24,876	$12,140
7/31/2023	$8,323	$25,768	$12,664
8/31/2023	$8,250	$25,270	$12,600
9/30/2023	$8,010	$24,067	$12,507
10/31/2023	$7,887	$23,429	$12,443
11/30/2023	$8,403	$25,613	$13,320
12/31/2023	$8,429	$26,972	$13,244
1/31/2024	$8,365	$27,271	$13,332
2/29/2024	$8,646	$28,747	$13,877
3/31/2024	$9,269	$29,674	$14,836
4/30/2024	$9,166	$28,369	$14,750
5/31/2024	$9,501	$29,709	$15,290
6/30/2024	$9,759	$30,629	$15,748
7/31/2024	$10,031	$31,198	$16,220
8/31/2024	$10,394	$31,877	$16,880
9/30/2024	$10,387	$32,537	$16,995
10/31/2024	$10,831	$32,298	$17,647

Average Annual Total ReturnsFootnote Reference(a)

	1 Year	5 Years	10 Years
Class C with Load	36.32%	9.81%	0.80%
Class C	37.32%	9.81%	0.80%
Russell 3000®IndexFootnote Reference(b)	37.86%	14.60%	12.44%
Alerian Midstream Energy Select IndexFootnote Reference(c)	41.83%	16.08%	5.84%
Footnote	Description
Footnote(a)	The Fund pays dividends quarterly. The Fund’s dividend practice is to make quarterly distributions to shareholders at a relatively consistent level. For certain periods, the Fund’s dividend practice has resulted in the Fund distributing more than its distributable income resulting in a return of capital to shareholders and reduction to Fund assets.
Footnote(b)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(c)	Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$125,362,394
Number of Portfolio Holdings	24
Portfolio Turnover Rate	55%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,232,978

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks	72.5%
Master Limited Partnerships	22.4
Repurchase Agreements	5.0
Net Other Assets (Liabilities)Footnote Reference^	0.1
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Energy Infrastructure

Class C

Top Holdings (Percentage of Net Assets)

Williams Cos., Inc.	9.2%
Targa Resources Corp.	8.5
ONEOK, Inc.	7.9
MPLX LP	7.3
Energy Transfer LP	5.7
Enbridge, Inc.	4.8
Kinder Morgan, Inc.	4.8
TC Energy Corp.	4.8
Western Midstream Partners LP	4.8
Cheniere Energy, Inc.	4.6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Energy Infrastructure

Class C

Annual Shareholder Report

October 31, 2024

Transamerica Energy Infrastructure

Class I

TMLPX

October 31, 2024

Fund Overview

Transamerica Energy Infrastructure (the "Fund") seeks long-term growth of capital while providing current income. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$153	1.28%

How did the Fund perform last year and what affected its performance?

Transamerica Energy Infrastructure (the “Fund”) is focused on North American energy infrastructure businesses that exhibit defensive attributes and thematic tailwinds.

The Fund underperformed the Alerian Midstream Energy Select Index, a benchmark of the Fund, for the fiscal year ended October 31, 2024. The divergence in performance was primarily due to the Fund’s allocation to energy companies, renewable infrastructure and utilities that are not included in the benchmark and did not perform as well. The Fund outperformed another benchmark of the Fund, the Alerian MLP Total Return Index, which returned 22.3% over the same period. As of October 31, 2024, almost 90% of the Fund’s portfolio was allocated towards midstream equity investments, with the remainder allocated to other energy companies, utilities, and renewable infrastructure companies.

During fiscal year 2024, midstream companies and utilities generated strong returns. Consistent financial results and continued execution of their strategies to increase dividends and stock buybacks were the primary catalysts for the midstream sector. Utilities also generated strong financial results and highlighted opportunities resulting from surging power demand from data centers and industrial re-shoring.

Focusing on the Fund’s top ten holdings, Targa Resources Corp. was the Fund’s best performing investment during fiscal year 2024, followed by Williams Cos., Inc., and ONEOK, Inc. Negative contributors included renewable infrastructure names such as Clearway Energy, Inc. and Atlantica Sustainable Infrastructure PLC.

We reduced the Fund’s exposure to oil-weighted midstream companies and increased exposure to more defensive, gas-weighted businesses during fiscal year 2024. This was done in response to strong performance in 2024 and a valuation re-rate, as well as concerns about a “lower for longer” scenario for crude oil prices and heightened market volatility. We reduced holdings in other energy companies for similar reasons. We increased exposure to utilities benefiting from growing power and natural gas demand and decreased exposure to renewable infrastructure companies.

Transamerica Energy Infrastructure

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Russell 3000® Index	Alerian Midstream Energy Select Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$9,579	$10,242	$9,703
12/31/2014	$9,245	$10,242	$9,725
1/31/2015	$8,950	$9,957	$9,063
2/28/2015	$9,332	$10,534	$9,283
3/31/2015	$9,279	$10,427	$9,219
4/30/2015	$9,673	$10,474	$9,726
5/31/2015	$9,480	$10,619	$9,257
6/30/2015	$9,003	$10,441	$8,818
7/31/2015	$8,534	$10,616	$8,473
8/31/2015	$7,862	$9,975	$7,847
9/30/2015	$6,626	$9,684	$6,764
10/31/2015	$7,108	$10,449	$7,246
11/30/2015	$6,474	$10,507	$6,648
12/31/2015	$5,826	$10,291	$6,113
1/31/2016	$5,356	$9,711	$5,834
2/29/2016	$5,473	$9,707	$5,891
3/31/2016	$5,874	$10,391	$6,533
4/30/2016	$6,374	$10,455	$7,193
5/31/2016	$6,547	$10,642	$7,363
6/30/2016	$6,813	$10,664	$7,756
7/31/2016	$6,868	$11,087	$7,799
8/31/2016	$6,951	$11,116	$8,035
9/30/2016	$7,349	$11,133	$8,471
10/31/2016	$7,060	$10,892	$8,097
11/30/2016	$7,339	$11,380	$8,420
12/31/2016	$7,585	$11,602	$8,776
1/31/2017	$7,670	$11,820	$8,893
2/28/2017	$7,698	$12,260	$8,971
3/31/2017	$7,798	$12,268	$9,008
4/30/2017	$7,712	$12,398	$8,859
5/31/2017	$7,348	$12,525	$8,556
6/30/2017	$7,423	$12,638	$8,670
7/31/2017	$7,675	$12,876	$8,920
8/31/2017	$7,423	$12,901	$8,631
9/30/2017	$7,559	$13,216	$8,873
10/31/2017	$7,245	$13,504	$8,572
11/30/2017	$7,176	$13,914	$8,513
12/31/2017	$7,569	$14,053	$8,843
1/31/2018	$7,669	$14,794	$8,878
2/28/2018	$6,962	$14,249	$7,945
3/31/2018	$6,692	$13,963	$7,675
4/30/2018	$7,065	$14,016	$8,075
5/31/2018	$7,428	$14,412	$8,482
6/30/2018	$7,486	$14,506	$8,647
7/31/2018	$7,721	$14,987	$8,968
8/31/2018	$7,772	$15,514	$8,848
9/30/2018	$7,680	$15,539	$8,696
10/31/2018	$7,142	$14,395	$8,054
11/30/2018	$7,059	$14,683	$8,048
12/31/2018	$6,410	$13,317	$7,280
1/31/2019	$7,313	$14,460	$8,449
2/28/2019	$7,324	$14,968	$8,565
3/31/2019	$7,637	$15,187	$8,897
4/30/2019	$7,520	$15,793	$8,797
5/31/2019	$7,286	$14,771	$8,635
6/30/2019	$7,582	$15,809	$8,911
7/31/2019	$7,442	$16,044	$8,730
8/31/2019	$7,172	$15,717	$8,472
9/30/2019	$7,326	$15,993	$8,690
10/31/2019	$7,140	$16,337	$8,373
11/30/2019	$7,063	$16,958	$8,203
12/31/2019	$7,415	$17,447	$8,907
1/31/2020	$7,260	$17,428	$8,549
2/29/2020	$6,671	$16,002	$7,671
3/31/2020	$4,496	$13,801	$4,489
4/30/2020	$5,450	$15,629	$5,961
5/31/2020	$5,779	$16,465	$6,386
6/30/2020	$5,603	$16,841	$6,195
7/31/2020	$5,707	$17,797	$6,168
8/31/2020	$5,799	$19,087	$6,338
9/30/2020	$5,455	$18,392	$5,630
10/31/2020	$5,549	$17,995	$5,638
11/30/2020	$6,360	$20,184	$6,738
12/31/2020	$6,574	$21,092	$6,820
1/31/2021	$6,932	$20,998	$7,154
2/28/2021	$6,920	$21,654	$7,689
3/31/2021	$7,257	$22,431	$8,233
4/30/2021	$7,498	$23,587	$8,721
5/31/2021	$7,727	$23,695	$9,297
6/30/2021	$7,962	$24,279	$9,737
7/31/2021	$7,828	$24,689	$9,377
8/31/2021	$7,816	$25,393	$9,240
9/30/2021	$7,842	$24,254	$9,674
10/31/2021	$8,434	$25,894	$10,215
11/30/2021	$8,039	$25,500	$9,442
12/31/2021	$8,118	$26,504	$9,600
1/31/2022	$8,417	$24,945	$10,382
2/28/2022	$8,779	$24,317	$10,860
3/31/2022	$9,443	$25,105	$11,666
4/30/2022	$9,027	$22,852	$11,412
5/31/2022	$9,493	$22,822	$12,160
6/30/2022	$8,628	$20,912	$10,557
7/31/2022	$9,407	$22,874	$11,703
8/31/2022	$9,356	$22,021	$11,715
9/30/2022	$8,384	$19,979	$10,450
10/31/2022	$9,087	$21,617	$11,697
11/30/2022	$9,423	$22,745	$12,195
12/31/2022	$8,853	$21,414	$11,438
1/31/2023	$9,141	$22,888	$12,015
2/28/2023	$8,827	$22,353	$11,536
3/31/2023	$8,856	$22,951	$11,468
4/30/2023	$8,869	$23,196	$11,740
5/31/2023	$8,446	$23,286	$11,321
6/30/2023	$8,820	$24,876	$12,140
7/31/2023	$9,128	$25,768	$12,664
8/31/2023	$9,061	$25,270	$12,600
9/30/2023	$8,808	$24,067	$12,507
10/31/2023	$8,673	$23,429	$12,443
11/30/2023	$9,254	$25,613	$13,320
12/31/2023	$9,296	$26,972	$13,244
1/31/2024	$9,225	$27,271	$13,332
2/29/2024	$9,549	$28,747	$13,877
3/31/2024	$10,234	$29,674	$14,836
4/30/2024	$10,135	$28,369	$14,750
5/31/2024	$10,519	$29,709	$15,290
6/30/2024	$10,805	$30,629	$15,748
7/31/2024	$11,121	$31,198	$16,220
8/31/2024	$11,538	$31,877	$16,880
9/30/2024	$11,530	$32,537	$16,995
10/31/2024	$12,039	$32,298	$17,647

Average Annual Total ReturnsFootnote Reference(a)

	1 Year	5 Years	10 Years
Class I	38.81%	11.01%	1.87%
Russell 3000®IndexFootnote Reference(b)	37.86%	14.60%	12.44%
Alerian Midstream Energy Select IndexFootnote Reference(c)	41.83%	16.08%	5.84%
Footnote	Description
Footnote(a)	The Fund pays dividends quarterly. The Fund’s dividend practice is to make quarterly distributions to shareholders at a relatively consistent level. For certain periods, the Fund’s dividend practice has resulted in the Fund distributing more than its distributable income resulting in a return of capital to shareholders and reduction to Fund assets.
Footnote(b)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(c)	Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$125,362,394
Number of Portfolio Holdings	24
Portfolio Turnover Rate	55%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,232,978

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks	72.5%
Master Limited Partnerships	22.4
Repurchase Agreements	5.0
Net Other Assets (Liabilities)Footnote Reference^	0.1
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Energy Infrastructure

Class I

Top Holdings (Percentage of Net Assets)

Williams Cos., Inc.	9.2%
Targa Resources Corp.	8.5
ONEOK, Inc.	7.9
MPLX LP	7.3
Energy Transfer LP	5.7
Enbridge, Inc.	4.8
Kinder Morgan, Inc.	4.8
TC Energy Corp.	4.8
Western Midstream Partners LP	4.8
Cheniere Energy, Inc.	4.6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Energy Infrastructure

Class I

Annual Shareholder Report

October 31, 2024

Transamerica Energy Infrastructure

Class I2

Ticker: N/A

October 31, 2024

Fund Overview

Transamerica Energy Infrastructure (the "Fund") seeks long-term growth of capital while providing current income. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$141	1.18%

How did the Fund perform last year and what affected its performance?

Transamerica Energy Infrastructure (the “Fund”) is focused on North American energy infrastructure businesses that exhibit defensive attributes and thematic tailwinds.

The Fund underperformed the Alerian Midstream Energy Select Index, a benchmark of the Fund, for the fiscal year ended October 31, 2024. The divergence in performance was primarily due to the Fund’s allocation to energy companies, renewable infrastructure and utilities that are not included in the benchmark and did not perform as well. The Fund outperformed another benchmark of the Fund, the Alerian MLP Total Return Index, which returned 22.3% over the same period. As of October 31, 2024, almost 90% of the Fund’s portfolio was allocated towards midstream equity investments, with the remainder allocated to other energy companies, utilities, and renewable infrastructure companies.

During fiscal year 2024, midstream companies and utilities generated strong returns. Consistent financial results and continued execution of their strategies to increase dividends and stock buybacks were the primary catalysts for the midstream sector. Utilities also generated strong financial results and highlighted opportunities resulting from surging power demand from data centers and industrial re-shoring.

Focusing on the Fund’s top ten holdings, Targa Resources Corp. was the Fund’s best performing investment during fiscal year 2024, followed by Williams Cos., Inc., and ONEOK, Inc. Negative contributors included renewable infrastructure names such as Clearway Energy, Inc. and Atlantica Sustainable Infrastructure PLC.

We reduced the Fund’s exposure to oil-weighted midstream companies and increased exposure to more defensive, gas-weighted businesses during fiscal year 2024. This was done in response to strong performance in 2024 and a valuation re-rate, as well as concerns about a “lower for longer” scenario for crude oil prices and heightened market volatility. We reduced holdings in other energy companies for similar reasons. We increased exposure to utilities benefiting from growing power and natural gas demand and decreased exposure to renewable infrastructure companies.

Transamerica Energy Infrastructure

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Russell 3000® Index	Alerian Midstream Energy Select Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$9,579	$10,242	$9,703
12/31/2014	$9,256	$10,242	$9,725
1/31/2015	$8,952	$9,957	$9,063
2/28/2015	$9,343	$10,534	$9,283
3/31/2015	$9,284	$10,427	$9,219
4/30/2015	$9,687	$10,474	$9,726
5/31/2015	$9,494	$10,619	$9,257
6/30/2015	$9,010	$10,441	$8,818
7/31/2015	$8,541	$10,616	$8,473
8/31/2015	$7,868	$9,975	$7,847
9/30/2015	$6,633	$9,684	$6,764
10/31/2015	$7,116	$10,449	$7,246
11/30/2015	$6,481	$10,507	$6,648
12/31/2015	$5,835	$10,291	$6,113
1/31/2016	$5,363	$9,711	$5,834
2/29/2016	$5,490	$9,707	$5,891
3/31/2016	$5,883	$10,391	$6,533
4/30/2016	$6,394	$10,455	$7,193
5/31/2016	$6,558	$10,642	$7,363
6/30/2016	$6,826	$10,664	$7,756
7/31/2016	$6,881	$11,087	$7,799
8/31/2016	$6,973	$11,116	$8,035
9/30/2016	$7,374	$11,133	$8,471
10/31/2016	$7,085	$10,892	$8,097
11/30/2016	$7,355	$11,380	$8,420
12/31/2016	$7,602	$11,602	$8,776
1/31/2017	$7,688	$11,820	$8,893
2/28/2017	$7,725	$12,260	$8,971
3/31/2017	$7,818	$12,268	$9,008
4/30/2017	$7,732	$12,398	$8,859
5/31/2017	$7,377	$12,525	$8,556
6/30/2017	$7,453	$12,638	$8,670
7/31/2017	$7,706	$12,876	$8,920
8/31/2017	$7,443	$12,901	$8,631
9/30/2017	$7,582	$13,216	$8,873
10/31/2017	$7,276	$13,504	$8,572
11/30/2017	$7,197	$13,914	$8,513
12/31/2017	$7,594	$14,053	$8,843
1/31/2018	$7,694	$14,794	$8,878
2/28/2018	$6,985	$14,249	$7,945
3/31/2018	$6,716	$13,963	$7,675
4/30/2018	$7,091	$14,016	$8,075
5/31/2018	$7,456	$14,412	$8,482
6/30/2018	$7,516	$14,506	$8,647
7/31/2018	$7,752	$14,987	$8,968
8/31/2018	$7,803	$15,514	$8,848
9/30/2018	$7,713	$15,539	$8,696
10/31/2018	$7,171	$14,395	$8,054
11/30/2018	$7,088	$14,683	$8,048
12/31/2018	$6,438	$13,317	$7,280
1/31/2019	$7,346	$14,460	$8,449
2/28/2019	$7,357	$14,968	$8,565
3/31/2019	$7,673	$15,187	$8,897
4/30/2019	$7,556	$15,793	$8,797
5/31/2019	$7,320	$14,771	$8,635
6/30/2019	$7,620	$15,809	$8,911
7/31/2019	$7,479	$16,044	$8,730
8/31/2019	$7,208	$15,717	$8,472
9/30/2019	$7,364	$15,993	$8,690
10/31/2019	$7,177	$16,337	$8,373
11/30/2019	$7,100	$16,958	$8,203
12/31/2019	$7,456	$17,447	$8,907
1/31/2020	$7,299	$17,428	$8,549
2/29/2020	$6,708	$16,002	$7,671
3/31/2020	$4,523	$13,801	$4,489
4/30/2020	$5,471	$15,629	$5,961
5/31/2020	$5,814	$16,465	$6,386
6/30/2020	$5,637	$16,841	$6,195
7/31/2020	$5,742	$17,797	$6,168
8/31/2020	$5,835	$19,087	$6,338
9/30/2020	$5,490	$18,392	$5,630
10/31/2020	$5,585	$17,995	$5,638
11/30/2020	$6,401	$20,184	$6,738
12/31/2020	$6,618	$21,092	$6,820
1/31/2021	$6,978	$20,998	$7,154
2/28/2021	$6,966	$21,654	$7,689
3/31/2021	$7,307	$22,431	$8,233
4/30/2021	$7,562	$23,587	$8,721
5/31/2021	$7,780	$23,695	$9,297
6/30/2021	$8,030	$24,279	$9,737
7/31/2021	$7,883	$24,689	$9,377
8/31/2021	$7,871	$25,393	$9,240
9/30/2021	$7,899	$24,254	$9,674
10/31/2021	$8,495	$25,894	$10,215
11/30/2021	$8,098	$25,500	$9,442
12/31/2021	$8,179	$26,504	$9,600
1/31/2022	$8,480	$24,945	$10,382
2/28/2022	$8,845	$24,317	$10,860
3/31/2022	$9,528	$25,105	$11,666
4/30/2022	$9,096	$22,852	$11,412
5/31/2022	$9,566	$22,822	$12,160
6/30/2022	$8,697	$20,912	$10,557
7/31/2022	$9,482	$22,874	$11,703
8/31/2022	$9,430	$22,021	$11,715
9/30/2022	$8,440	$19,979	$10,450
10/31/2022	$9,157	$21,617	$11,697
11/30/2022	$9,508	$22,745	$12,195
12/31/2022	$8,936	$21,414	$11,438
1/31/2023	$9,226	$22,888	$12,015
2/28/2023	$8,896	$22,353	$11,536
3/31/2023	$8,928	$22,951	$11,468
4/30/2023	$8,941	$23,196	$11,740
5/31/2023	$8,515	$23,286	$11,321
6/30/2023	$8,894	$24,876	$12,140
7/31/2023	$9,217	$25,768	$12,664
8/31/2023	$9,150	$25,270	$12,600
9/30/2023	$8,884	$24,067	$12,507
10/31/2023	$8,761	$23,429	$12,443
11/30/2023	$9,333	$25,613	$13,320
12/31/2023	$9,378	$26,972	$13,244
1/31/2024	$9,307	$27,271	$13,332
2/29/2024	$9,634	$28,747	$13,877
3/31/2024	$10,328	$29,674	$14,836
4/30/2024	$10,242	$28,369	$14,750
5/31/2024	$10,614	$29,709	$15,290
6/30/2024	$10,921	$30,629	$15,748
7/31/2024	$11,240	$31,198	$16,220
8/31/2024	$11,661	$31,877	$16,880
9/30/2024	$11,656	$32,537	$16,995
10/31/2024	$12,169	$32,298	$17,647

Average Annual Total ReturnsFootnote Reference(a)

	1 Year	5 Years	10 Years
Class I2	38.90%	11.14%	1.98%
Russell 3000®IndexFootnote Reference(b)	37.86%	14.60%	12.44%
Alerian Midstream Energy Select IndexFootnote Reference(c)	41.83%	16.08%	5.84%
Footnote	Description
Footnote(a)	The Fund pays dividends quarterly. The Fund’s dividend practice is to make quarterly distributions to shareholders at a relatively consistent level. For certain periods, the Fund’s dividend practice has resulted in the Fund distributing more than its distributable income resulting in a return of capital to shareholders and reduction to Fund assets.
Footnote(b)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(c)	Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$125,362,394
Number of Portfolio Holdings	24
Portfolio Turnover Rate	55%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,232,978

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks	72.5%
Master Limited Partnerships	22.4
Repurchase Agreements	5.0
Net Other Assets (Liabilities)Footnote Reference^	0.1
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Transamerica Energy Infrastructure

Class I2

Top Holdings (Percentage of Net Assets)

Williams Cos., Inc.	9.2%
Targa Resources Corp.	8.5
ONEOK, Inc.	7.9
MPLX LP	7.3
Energy Transfer LP	5.7
Enbridge, Inc.	4.8
Kinder Morgan, Inc.	4.8
TC Energy Corp.	4.8
Western Midstream Partners LP	4.8
Cheniere Energy, Inc.	4.6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Energy Infrastructure

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica Floating Rate

Class A

TFLAX

October 31, 2024

Fund Overview

Transamerica Floating Rate (the "Fund") Transamerica Floating Rate seeks to achieve a high level of current income with capital appreciation as a secondary objective. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$102	0.97%

How did the Fund perform last year and what affected its performance?

Aside from a few speedbumps, the fiscal year ended October 31, 2024 largely exhibited a risk-on sentiment across fixed income and equity markets. The Fund maintained a risk profile which attempted to match the price rally and strong carry the loan market provided during the period. As such, and after the sub-adviser's view switched from a recessionary outlook to more of a soft-landing outlook in early 2024, the portfolio was rotated to higher-yielding assets. This was especially true within single B rated credits, where allocations increased throughout the year. The fund was also able to increase its yield during the fiscal year, while maintaining an underweight to CCCs in an attempt to protect from some degree of downside given tight valuations. The fund had a material rotation from lower yielding assets to higher yielding assets throughout the year. This rotation was achieved by selling of certain BB and single B loans with limited price upside and lower carry than the benchmark; selling of lower-coupon, longer-duration bonds; and active participation in the primary market for both new issue loans and secured bonds with higher-coupon/shorter-duration profiles. The portfolio also participated less in re-pricings for existing loans if the new spread was below the benchmark than in past years. This concerted effort positioned the portfolio to have a better ongoing carry aimed at helping the fund to better keep up in risk-on environments like the market experienced during the fiscal year.

The fund benefitted from some one-off price rallies in beaten down names the sub-adviser decided to keep like Quorum Health Corp. and Rackspace Finance, while also benefitting from avoiding some names in the benchmark that experienced large losses such as Quest Software and RSA Security. Sector selection and allocation weren't overly material to performance during the year as most sectors generally kept pace with the benchmark. Food was an exception, as the sector underperformed overall. However, within the fund the allocation contributed to returns based on strong security selection. There were a few individual names like Avaya Inc. and Phoenix Services International LLC which hurt performance in the fiscal year but that the sub-adviser has remained committed to long-term. However, price recovery can take years to play out for such smaller, less liquid situations. At the ratings level, CCC security selection contributed to returns, as was an overweight allocation to single Bs. This was offset by a cash drag in an up market and security selection in single Bs.

Transamerica Floating Rate

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Bloomberg U.S. Universal Bond Index	Credit Suisse Leveraged Loan Index
10/31/2014	$9,529	$10,000	$10,000
11/30/2014	$9,576	$10,054	$10,046
12/31/2014	$9,523	$10,036	$9,935
1/31/2015	$9,573	$10,227	$9,960
2/28/2015	$9,676	$10,167	$10,100
3/31/2015	$9,716	$10,209	$10,140
4/30/2015	$9,774	$10,197	$10,231
5/31/2015	$9,781	$10,180	$10,252
6/30/2015	$9,781	$10,066	$10,220
7/31/2015	$9,820	$10,125	$10,229
8/31/2015	$9,801	$10,095	$10,162
9/30/2015	$9,761	$10,134	$10,094
10/31/2015	$9,790	$10,167	$10,081
11/30/2015	$9,720	$10,130	$9,991
12/31/2015	$9,672	$10,079	$9,896
1/31/2016	$9,663	$10,190	$9,825
2/29/2016	$9,644	$10,263	$9,770
3/31/2016	$9,859	$10,388	$10,028
4/30/2016	$9,975	$10,459	$10,218
5/31/2016	$10,062	$10,467	$10,311
6/30/2016	$10,066	$10,652	$10,315
7/31/2016	$10,173	$10,739	$10,460
8/31/2016	$10,207	$10,751	$10,542
9/30/2016	$10,273	$10,753	$10,634
10/31/2016	$10,329	$10,682	$10,716
11/30/2016	$10,334	$10,442	$10,751
12/31/2016	$10,422	$10,473	$10,874
1/31/2017	$10,468	$10,510	$10,932
2/28/2017	$10,521	$10,591	$10,996
3/31/2017	$10,532	$10,588	$11,005
4/30/2017	$10,575	$10,675	$11,053
5/31/2017	$10,607	$10,758	$11,095
6/30/2017	$10,617	$10,749	$11,088
7/31/2017	$10,672	$10,802	$11,174
8/31/2017	$10,675	$10,895	$11,159
9/30/2017	$10,710	$10,857	$11,205
10/31/2017	$10,757	$10,870	$11,279
11/30/2017	$10,758	$10,854	$11,292
12/31/2017	$10,794	$10,901	$11,336
1/31/2018	$10,873	$10,797	$11,458
2/28/2018	$10,886	$10,694	$11,479
3/31/2018	$10,913	$10,748	$11,515
4/30/2018	$10,952	$10,676	$11,571
5/31/2018	$10,959	$10,735	$11,594
6/30/2018	$10,945	$10,719	$11,605
7/31/2018	$11,019	$10,741	$11,702
8/31/2018	$11,050	$10,794	$11,750
9/30/2018	$11,114	$10,748	$11,830
10/31/2018	$11,114	$10,658	$11,830
11/30/2018	$11,022	$10,706	$11,734
12/31/2018	$10,773	$10,874	$11,465
1/31/2019	$11,037	$11,024	$11,729
2/28/2019	$11,185	$11,036	$11,913
3/31/2019	$11,177	$11,235	$11,898
4/30/2019	$11,339	$11,251	$12,087
5/31/2019	$11,319	$11,423	$12,060
6/30/2019	$11,367	$11,585	$12,087
7/31/2019	$11,438	$11,619	$12,181
8/31/2019	$11,415	$11,882	$12,147
9/30/2019	$11,448	$11,830	$12,198
10/31/2019	$11,385	$11,869	$12,139
11/30/2019	$11,369	$11,866	$12,206
12/31/2019	$11,518	$11,884	$12,403
1/31/2020	$11,606	$12,097	$12,468
2/29/2020	$11,511	$12,278	$12,300
3/31/2020	$10,100	$12,039	$10,767
4/30/2020	$10,476	$12,280	$11,229
5/31/2020	$10,839	$12,394	$11,656
6/30/2020	$10,958	$12,498	$11,813
7/31/2020	$11,142	$12,717	$12,035
8/31/2020	$11,284	$12,644	$12,216
9/30/2020	$11,378	$12,621	$12,300
10/31/2020	$11,426	$12,576	$12,321
11/30/2020	$11,638	$12,740	$12,584
12/31/2020	$11,711	$12,784	$12,747
1/31/2021	$11,808	$12,704	$12,909
2/28/2021	$11,864	$12,540	$12,995
3/31/2021	$11,855	$12,394	$13,003
4/30/2021	$11,921	$12,498	$13,069
5/31/2021	$11,975	$12,546	$13,137
6/30/2021	$11,998	$12,637	$13,191
7/31/2021	$11,996	$12,764	$13,190
8/31/2021	$12,021	$12,756	$13,254
9/30/2021	$12,076	$12,647	$13,340
10/31/2021	$12,095	$12,636	$13,372
11/30/2021	$12,054	$12,652	$13,351
12/31/2021	$12,132	$12,643	$13,435
1/31/2022	$12,121	$12,366	$13,484
2/28/2022	$12,047	$12,197	$13,417
3/31/2022	$12,063	$11,870	$13,422
4/30/2022	$12,042	$11,427	$13,445
5/31/2022	$11,744	$11,490	$13,107
6/30/2022	$11,497	$11,261	$12,838
7/31/2022	$11,738	$11,544	$13,077
8/31/2022	$11,895	$11,244	$13,278
9/30/2022	$11,673	$10,759	$12,990
10/31/2022	$11,780	$10,641	$13,101
11/30/2022	$11,888	$11,038	$13,246
12/31/2022	$11,933	$11,001	$13,293
1/31/2023	$12,194	$11,342	$13,634
2/28/2023	$12,252	$11,063	$13,720
3/31/2023	$12,213	$11,323	$13,707
4/30/2023	$12,309	$11,392	$13,837
5/31/2023	$12,228	$11,274	$13,825
6/30/2023	$12,531	$11,256	$14,134
7/31/2023	$12,630	$11,267	$14,318
8/31/2023	$12,731	$11,200	$14,484
9/30/2023	$12,819	$10,932	$14,611
10/31/2023	$12,782	$10,768	$14,615
11/30/2023	$12,930	$11,253	$14,790
12/31/2023	$13,121	$11,680	$15,027
1/31/2024	$13,181	$11,652	$15,145
2/29/2024	$13,278	$11,512	$15,280
3/31/2024	$13,381	$11,625	$15,407
4/30/2024	$13,455	$11,353	$15,511
5/31/2024	$13,578	$11,542	$15,652
6/30/2024	$13,622	$11,647	$15,695
7/31/2024	$13,716	$11,911	$15,810
8/31/2024	$13,797	$12,087	$15,904
9/30/2024	$13,879	$12,253	$16,021
10/31/2024	$14,003	$11,974	$16,156

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class A with Load	4.31%	3.22%	3.42%
Class A	9.55%	4.23%	3.92%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	0.18%	1.82%
Credit Suisse Leveraged Loan IndexFootnote Reference(b)	10.55%	5.89%	4.91%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the dollar denominated leveraged loan market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$248,983,268
Number of Portfolio Holdings	256
Portfolio Turnover Rate	64%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,232,977
Average MaturityFootnote Reference§	4.10 years
DurationFootnote Reference†	0.31 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Floating Rate

Class A

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	2.7%
BBB	0.8
BB	18.9
B	64.8
CCC and Below	4.3
Not Rated	2.0
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Loan Assignments	86.1%
Corporate Debt Securities	4.7
Repurchase Agreements	4.5
Asset-Backed Securities	2.7
Exchange-Traded Funds	1.2
Common Stocks	0.2
Other Investment Company	0.1
Preferred Stocks	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	0.5
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Epicor Software Corp., Term Loan E, 1-Month Term SOFR +3.25%, 7.94%, 05/30/2031	1.1%
Allied Universal Holdco LLC, 7.88%, 02/15/2031	0.9
Magenta Security Holdings LLC, Super Priority Term Loan, 3-Month Term SOFR +6.25%, 10.84%, 07/27/2028	0.9
PetSmart, Inc., Term Loan B, 1-Month Term SOFR +3.75%, 8.54%, 02/11/2028	0.9
First Brands Group LLC, Term Loan, 3-Month Term SOFR +5.00%, TBD%, 03/30/2027	0.8
Sophia LP, Term Loan B, 1-Month Term SOFR +3.50%, 8.29%, 10/09/2029	0.8
MH Sub I LLC, Term Loan, 1-Month Term SOFR +4.25%, 8.94%, 05/03/2028	0.8
Broadstreet Partners, Inc., Term Loan B4, 1-Month Term SOFR +3.25%, 7.94%, 06/13/2031	0.8
ABG Intermediate Holdings 2 LLC, Term Loan B, 1-Month Term SOFR +2.75%, 7.45%, 12/21/2028	0.8
Apro LLC, Term Loan B, 1-Month Term SOFR +3.75%, 8.57%, 07/09/2031	0.8

Transamerica Floating Rate

Class A

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Floating Rate

Class A

Annual Shareholder Report

October 31, 2024

Transamerica Floating Rate

Class C

TFLCX

October 31, 2024

Fund Overview

Transamerica Floating Rate (the "Fund") Transamerica Floating Rate seeks to achieve a high level of current income with capital appreciation as a secondary objective. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$176	1.69%

How did the Fund perform last year and what affected its performance?

Aside from a few speedbumps, the fiscal year ended October 31, 2024 largely exhibited a risk-on sentiment across fixed income and equity markets. The Fund maintained a risk profile which attempted to match the price rally and strong carry the loan market provided during the period. As such, and after the sub-adviser's view switched from a recessionary outlook to more of a soft-landing outlook in early 2024, the portfolio was rotated to higher-yielding assets. This was especially true within single B rated credits, where allocations increased throughout the year. The fund was also able to increase its yield during the fiscal year, while maintaining an underweight to CCCs in an attempt to protect from some degree of downside given tight valuations. The fund had a material rotation from lower yielding assets to higher yielding assets throughout the year. This rotation was achieved by selling of certain BB and single B loans with limited price upside and lower carry than the benchmark; selling of lower-coupon, longer-duration bonds; and active participation in the primary market for both new issue loans and secured bonds with higher-coupon/shorter-duration profiles. The portfolio also participated less in re-pricings for existing loans if the new spread was below the benchmark than in past years. This concerted effort positioned the portfolio to have a better ongoing carry aimed at helping the fund to better keep up in risk-on environments like the market experienced during the fiscal year.

The fund benefitted from some one-off price rallies in beaten down names the sub-adviser decided to keep like Quorum Health Corp. and Rackspace Finance, while also benefitting from avoiding some names in the benchmark that experienced large losses such as Quest Software and RSA Security. Sector selection and allocation weren't overly material to performance during the year as most sectors generally kept pace with the benchmark. Food was an exception, as the sector underperformed overall. However, within the fund the allocation contributed to returns based on strong security selection. There were a few individual names like Avaya Inc. and Phoenix Services International LLC which hurt performance in the fiscal year but that the sub-adviser has remained committed to long-term. However, price recovery can take years to play out for such smaller, less liquid situations. At the ratings level, CCC security selection contributed to returns, as was an overweight allocation to single Bs. This was offset by a cash drag in an up market and security selection in single Bs.

Transamerica Floating Rate

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	Bloomberg U.S. Universal Bond Index	Credit Suisse Leveraged Loan Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,043	$10,054	$10,046
12/31/2014	$9,981	$10,036	$9,935
1/31/2015	$10,027	$10,227	$9,960
2/28/2015	$10,130	$10,167	$10,100
3/31/2015	$10,165	$10,209	$10,140
4/30/2015	$10,230	$10,197	$10,231
5/31/2015	$10,231	$10,180	$10,252
6/30/2015	$10,214	$10,066	$10,220
7/31/2015	$10,249	$10,125	$10,229
8/31/2015	$10,212	$10,095	$10,162
9/30/2015	$10,174	$10,134	$10,094
10/31/2015	$10,198	$10,167	$10,081
11/30/2015	$10,118	$10,130	$9,991
12/31/2015	$10,062	$10,079	$9,896
1/31/2016	$10,047	$10,190	$9,825
2/29/2016	$10,021	$10,263	$9,770
3/31/2016	$10,238	$10,388	$10,028
4/30/2016	$10,362	$10,459	$10,218
5/31/2016	$10,446	$10,467	$10,311
6/30/2016	$10,432	$10,652	$10,315
7/31/2016	$10,536	$10,739	$10,460
8/31/2016	$10,565	$10,751	$10,542
9/30/2016	$10,638	$10,753	$10,634
10/31/2016	$10,678	$10,682	$10,716
11/30/2016	$10,676	$10,442	$10,751
12/31/2016	$10,771	$10,473	$10,874
1/31/2017	$10,812	$10,510	$10,932
2/28/2017	$10,850	$10,591	$10,996
3/31/2017	$10,854	$10,588	$11,005
4/30/2017	$10,902	$10,675	$11,053
5/31/2017	$10,928	$10,758	$11,095
6/30/2017	$10,921	$10,749	$11,088
7/31/2017	$10,971	$10,802	$11,174
8/31/2017	$10,967	$10,895	$11,159
9/30/2017	$10,996	$10,857	$11,205
10/31/2017	$11,037	$10,870	$11,279
11/30/2017	$11,031	$10,854	$11,292
12/31/2017	$11,061	$10,901	$11,336
1/31/2018	$11,135	$10,797	$11,458
2/28/2018	$11,142	$10,694	$11,479
3/31/2018	$11,163	$10,748	$11,515
4/30/2018	$11,207	$10,676	$11,571
5/31/2018	$11,196	$10,735	$11,594
6/30/2018	$11,186	$10,719	$11,605
7/31/2018	$11,243	$10,741	$11,702
8/31/2018	$11,279	$10,794	$11,750
9/30/2018	$11,337	$10,748	$11,830
10/31/2018	$11,318	$10,658	$11,830
11/30/2018	$11,218	$10,706	$11,734
12/31/2018	$10,969	$10,874	$11,465
1/31/2019	$11,219	$11,024	$11,729
2/28/2019	$11,375	$11,036	$11,913
3/31/2019	$11,360	$11,235	$11,898
4/30/2019	$11,506	$11,251	$12,087
5/31/2019	$11,490	$11,423	$12,060
6/30/2019	$11,519	$11,585	$12,087
7/31/2019	$11,596	$11,619	$12,181
8/31/2019	$11,565	$11,882	$12,147
9/30/2019	$11,579	$11,830	$12,198
10/31/2019	$11,508	$11,869	$12,139
11/30/2019	$11,497	$11,866	$12,206
12/31/2019	$11,640	$11,884	$12,403
1/31/2020	$11,722	$12,097	$12,468
2/29/2020	$11,619	$12,278	$12,300
3/31/2020	$10,177	$12,039	$10,767
4/30/2020	$10,562	$12,280	$11,229
5/31/2020	$10,909	$12,394	$11,656
6/30/2020	$11,022	$12,498	$11,813
7/31/2020	$11,211	$12,717	$12,035
8/31/2020	$11,347	$12,644	$12,216
9/30/2020	$11,435	$12,621	$12,300
10/31/2020	$11,476	$12,576	$12,321
11/30/2020	$11,669	$12,740	$12,584
12/31/2020	$11,734	$12,784	$12,747
1/31/2021	$11,824	$12,704	$12,909
2/28/2021	$11,873	$12,540	$12,995
3/31/2021	$11,869	$12,394	$13,003
4/30/2021	$11,916	$12,498	$13,069
5/31/2021	$11,962	$12,546	$13,137
6/30/2021	$11,990	$12,637	$13,191
7/31/2021	$11,967	$12,764	$13,190
8/31/2021	$11,985	$12,756	$13,254
9/30/2021	$12,033	$12,647	$13,340
10/31/2021	$12,056	$12,636	$13,372
11/30/2021	$11,996	$12,652	$13,351
12/31/2021	$12,065	$12,643	$13,435
1/31/2022	$12,059	$12,366	$13,484
2/28/2022	$11,979	$12,197	$13,417
3/31/2022	$11,974	$11,870	$13,422
4/30/2022	$11,947	$11,427	$13,445
5/31/2022	$11,656	$11,490	$13,107
6/30/2022	$11,404	$11,261	$12,838
7/31/2022	$11,636	$11,544	$13,077
8/31/2022	$11,784	$11,244	$13,278
9/30/2022	$11,557	$10,759	$12,990
10/31/2022	$11,655	$10,641	$13,101
11/30/2022	$11,754	$11,038	$13,246
12/31/2022	$11,778	$11,001	$13,293
1/31/2023	$12,041	$11,342	$13,634
2/28/2023	$12,079	$11,063	$13,720
3/31/2023	$12,033	$11,323	$13,707
4/30/2023	$12,134	$11,392	$13,837
5/31/2023	$12,047	$11,274	$13,825
6/30/2023	$12,324	$11,256	$14,134
7/31/2023	$12,427	$11,267	$14,318
8/31/2023	$12,519	$11,200	$14,484
9/30/2023	$12,597	$10,932	$14,611
10/31/2023	$12,554	$10,768	$14,615
11/30/2023	$12,691	$11,253	$14,790
12/31/2023	$12,871	$11,680	$15,027
1/31/2024	$12,908	$11,652	$15,145
2/29/2024	$13,009	$11,512	$15,280
3/31/2024	$13,103	$11,625	$15,407
4/30/2024	$13,167	$11,353	$15,511
5/31/2024	$13,266	$11,542	$15,652
6/30/2024	$13,316	$11,647	$15,695
7/31/2024	$13,399	$11,911	$15,810
8/31/2024	$13,457	$12,087	$15,904
9/30/2024	$13,544	$12,253	$16,021
10/31/2024	$13,642	$11,974	$16,156

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class C with Load	7.67%	3.46%	3.15%
Class C	8.67%	3.46%	3.15%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	0.18%	1.82%
Credit Suisse Leveraged Loan IndexFootnote Reference(b)	10.55%	5.89%	4.91%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the dollar denominated leveraged loan market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$248,983,268
Number of Portfolio Holdings	256
Portfolio Turnover Rate	64%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,232,977
Average MaturityFootnote Reference§	4.10 years
DurationFootnote Reference†	0.31 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Floating Rate

Class C

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	2.7%
BBB	0.8
BB	18.9
B	64.8
CCC and Below	4.3
Not Rated	2.0
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Loan Assignments	86.1%
Corporate Debt Securities	4.7
Repurchase Agreements	4.5
Asset-Backed Securities	2.7
Exchange-Traded Funds	1.2
Common Stocks	0.2
Other Investment Company	0.1
Preferred Stocks	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	0.5
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Epicor Software Corp., Term Loan E, 1-Month Term SOFR +3.25%, 7.94%, 05/30/2031	1.1%
Allied Universal Holdco LLC, 7.88%, 02/15/2031	0.9
Magenta Security Holdings LLC, Super Priority Term Loan, 3-Month Term SOFR +6.25%, 10.84%, 07/27/2028	0.9
PetSmart, Inc., Term Loan B, 1-Month Term SOFR +3.75%, 8.54%, 02/11/2028	0.9
First Brands Group LLC, Term Loan, 3-Month Term SOFR +5.00%, TBD%, 03/30/2027	0.8
Sophia LP, Term Loan B, 1-Month Term SOFR +3.50%, 8.29%, 10/09/2029	0.8
MH Sub I LLC, Term Loan, 1-Month Term SOFR +4.25%, 8.94%, 05/03/2028	0.8
Broadstreet Partners, Inc., Term Loan B4, 1-Month Term SOFR +3.25%, 7.94%, 06/13/2031	0.8
ABG Intermediate Holdings 2 LLC, Term Loan B, 1-Month Term SOFR +2.75%, 7.45%, 12/21/2028	0.8
Apro LLC, Term Loan B, 1-Month Term SOFR +3.75%, 8.57%, 07/09/2031	0.8

Transamerica Floating Rate

Class C

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Floating Rate

Class C

Annual Shareholder Report

October 31, 2024

Transamerica Floating Rate

Class I

TFLIX

October 31, 2024

Fund Overview

Transamerica Floating Rate (the "Fund") Transamerica Floating Rate seeks to achieve a high level of current income with capital appreciation as a secondary objective. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$65	0.62%

How did the Fund perform last year and what affected its performance?

Aside from a few speedbumps, the fiscal year ended October 31, 2024 largely exhibited a risk-on sentiment across fixed income and equity markets. The Fund maintained a risk profile which attempted to match the price rally and strong carry the loan market provided during the period. As such, and after the sub-adviser's view switched from a recessionary outlook to more of a soft-landing outlook in early 2024, the portfolio was rotated to higher-yielding assets. This was especially true within single B rated credits, where allocations increased throughout the year. The fund was also able to increase its yield during the fiscal year, while maintaining an underweight to CCCs in an attempt to protect from some degree of downside given tight valuations. The fund had a material rotation from lower yielding assets to higher yielding assets throughout the year. This rotation was achieved by selling of certain BB and single B loans with limited price upside and lower carry than the benchmark; selling of lower-coupon, longer-duration bonds; and active participation in the primary market for both new issue loans and secured bonds with higher-coupon/shorter-duration profiles. The portfolio also participated less in re-pricings for existing loans if the new spread was below the benchmark than in past years. This concerted effort positioned the portfolio to have a better ongoing carry aimed at helping the fund to better keep up in risk-on environments like the market experienced during the fiscal year.

The fund benefitted from some one-off price rallies in beaten down names the sub-adviser decided to keep like Quorum Health Corp. and Rackspace Finance, while also benefitting from avoiding some names in the benchmark that experienced large losses such as Quest Software and RSA Security. Sector selection and allocation weren't overly material to performance during the year as most sectors generally kept pace with the benchmark. Food was an exception, as the sector underperformed overall. However, within the fund the allocation contributed to returns based on strong security selection. There were a few individual names like Avaya Inc. and Phoenix Services International LLC which hurt performance in the fiscal year but that the sub-adviser has remained committed to long-term. However, price recovery can take years to play out for such smaller, less liquid situations. At the ratings level, CCC security selection contributed to returns, as was an overweight allocation to single Bs. This was offset by a cash drag in an up market and security selection in single Bs.

Transamerica Floating Rate

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Bloomberg U.S. Universal Bond Index	Credit Suisse Leveraged Loan Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,051	$10,054	$10,046
12/31/2014	$9,998	$10,036	$9,935
1/31/2015	$10,053	$10,227	$9,960
2/28/2015	$10,163	$10,167	$10,100
3/31/2015	$10,207	$10,209	$10,140
4/30/2015	$10,270	$10,197	$10,231
5/31/2015	$10,280	$10,180	$10,252
6/30/2015	$10,282	$10,066	$10,220
7/31/2015	$10,313	$10,125	$10,229
8/31/2015	$10,274	$10,095	$10,162
9/30/2015	$10,234	$10,134	$10,094
10/31/2015	$10,267	$10,167	$10,081
11/30/2015	$10,215	$10,130	$9,991
12/31/2015	$10,167	$10,079	$9,896
1/31/2016	$10,160	$10,190	$9,825
2/29/2016	$10,142	$10,263	$9,770
3/31/2016	$10,349	$10,388	$10,028
4/30/2016	$10,472	$10,459	$10,218
5/31/2016	$10,566	$10,467	$10,311
6/30/2016	$10,561	$10,652	$10,315
7/31/2016	$10,687	$10,739	$10,460
8/31/2016	$10,725	$10,751	$10,542
9/30/2016	$10,797	$10,753	$10,634
10/31/2016	$10,858	$10,682	$10,716
11/30/2016	$10,854	$10,442	$10,751
12/31/2016	$10,960	$10,473	$10,874
1/31/2017	$11,011	$10,510	$10,932
2/28/2017	$11,069	$10,591	$10,996
3/31/2017	$11,082	$10,588	$11,005
4/30/2017	$11,129	$10,675	$11,053
5/31/2017	$11,166	$10,758	$11,095
6/30/2017	$11,179	$10,749	$11,088
7/31/2017	$11,239	$10,802	$11,174
8/31/2017	$11,233	$10,895	$11,159
9/30/2017	$11,273	$10,857	$11,205
10/31/2017	$11,335	$10,870	$11,279
11/30/2017	$11,327	$10,854	$11,292
12/31/2017	$11,367	$10,901	$11,336
1/31/2018	$11,453	$10,797	$11,458
2/28/2018	$11,469	$10,694	$11,479
3/31/2018	$11,500	$10,748	$11,515
4/30/2018	$11,555	$10,676	$11,571
5/31/2018	$11,553	$10,735	$11,594
6/30/2018	$11,552	$10,719	$11,605
7/31/2018	$11,633	$10,741	$11,702
8/31/2018	$11,668	$10,794	$11,750
9/30/2018	$11,738	$10,748	$11,830
10/31/2018	$11,740	$10,658	$11,830
11/30/2018	$11,645	$10,706	$11,734
12/31/2018	$11,396	$10,874	$11,465
1/31/2019	$11,666	$11,024	$11,729
2/28/2019	$11,825	$11,036	$11,913
3/31/2019	$11,831	$11,235	$11,898
4/30/2019	$11,993	$11,251	$12,087
5/31/2019	$11,974	$11,423	$12,060
6/30/2019	$12,026	$11,585	$12,087
7/31/2019	$12,104	$11,619	$12,181
8/31/2019	$12,083	$11,882	$12,147
9/30/2019	$12,120	$11,830	$12,198
10/31/2019	$12,055	$11,869	$12,139
11/30/2019	$12,041	$11,866	$12,206
12/31/2019	$12,201	$11,884	$12,403
1/31/2020	$12,297	$12,097	$12,468
2/29/2020	$12,199	$12,278	$12,300
3/31/2020	$10,688	$12,039	$10,767
4/30/2020	$11,102	$12,280	$11,229
5/31/2020	$11,478	$12,394	$11,656
6/30/2020	$11,607	$12,498	$11,813
7/31/2020	$11,804	$12,717	$12,035
8/31/2020	$11,958	$12,644	$12,216
9/30/2020	$12,061	$12,621	$12,300
10/31/2020	$12,114	$12,576	$12,321
11/30/2020	$12,329	$12,740	$12,584
12/31/2020	$12,409	$12,784	$12,747
1/31/2021	$12,515	$12,704	$12,909
2/28/2021	$12,577	$12,540	$12,995
3/31/2021	$12,583	$12,394	$13,003
4/30/2021	$12,643	$12,498	$13,069
5/31/2021	$12,702	$12,546	$13,137
6/30/2021	$12,743	$12,637	$13,191
7/31/2021	$12,730	$12,764	$13,190
8/31/2021	$12,759	$12,756	$13,254
9/30/2021	$12,821	$12,647	$13,340
10/31/2021	$12,843	$12,636	$13,372
11/30/2021	$12,802	$12,652	$13,351
12/31/2021	$12,888	$12,643	$13,435
1/31/2022	$12,892	$12,366	$13,484
2/28/2022	$12,816	$12,197	$13,417
3/31/2022	$12,821	$11,870	$13,422
4/30/2022	$12,802	$11,427	$13,445
5/31/2022	$12,485	$11,490	$13,107
6/30/2022	$12,238	$11,261	$12,838
7/31/2022	$12,498	$11,544	$13,077
8/31/2022	$12,668	$11,244	$13,278
9/30/2022	$12,433	$10,759	$12,990
10/31/2022	$12,549	$10,641	$13,101
11/30/2022	$12,667	$11,038	$13,246
12/31/2022	$12,703	$11,001	$13,293
1/31/2023	$12,999	$11,342	$13,634
2/28/2023	$13,049	$11,063	$13,720
3/31/2023	$13,010	$11,323	$13,707
4/30/2023	$13,131	$11,392	$13,837
5/31/2023	$13,048	$11,274	$13,825
6/30/2023	$13,362	$11,256	$14,134
7/31/2023	$13,486	$11,267	$14,318
8/31/2023	$13,599	$11,200	$14,484
9/30/2023	$13,696	$10,932	$14,611
10/31/2023	$13,660	$10,768	$14,615
11/30/2023	$13,807	$11,253	$14,790
12/31/2023	$14,031	$11,680	$15,027
1/31/2024	$14,084	$11,652	$15,145
2/29/2024	$14,207	$11,512	$15,280
3/31/2024	$14,323	$11,625	$15,407
4/30/2024	$14,389	$11,353	$15,511
5/31/2024	$14,526	$11,542	$15,652
6/30/2024	$14,593	$11,647	$15,695
7/31/2024	$14,697	$11,911	$15,810
8/31/2024	$14,773	$12,087	$15,904
9/30/2024	$14,882	$12,253	$16,021
10/31/2024	$15,002	$11,974	$16,156

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I	9.83%	4.47%	4.14%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	0.18%	1.82%
Credit Suisse Leveraged Loan IndexFootnote Reference(b)	10.55%	5.89%	4.91%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the dollar denominated leveraged loan market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$248,983,268
Number of Portfolio Holdings	256
Portfolio Turnover Rate	64%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,232,977
Average MaturityFootnote Reference§	4.10 years
DurationFootnote Reference†	0.31 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Floating Rate

Class I

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	2.7%
BBB	0.8
BB	18.9
B	64.8
CCC and Below	4.3
Not Rated	2.0
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Loan Assignments	86.1%
Corporate Debt Securities	4.7
Repurchase Agreements	4.5
Asset-Backed Securities	2.7
Exchange-Traded Funds	1.2
Common Stocks	0.2
Other Investment Company	0.1
Preferred Stocks	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	0.5
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Epicor Software Corp., Term Loan E, 1-Month Term SOFR +3.25%, 7.94%, 05/30/2031	1.1%
Allied Universal Holdco LLC, 7.88%, 02/15/2031	0.9
Magenta Security Holdings LLC, Super Priority Term Loan, 3-Month Term SOFR +6.25%, 10.84%, 07/27/2028	0.9
PetSmart, Inc., Term Loan B, 1-Month Term SOFR +3.75%, 8.54%, 02/11/2028	0.9
First Brands Group LLC, Term Loan, 3-Month Term SOFR +5.00%, TBD%, 03/30/2027	0.8
Sophia LP, Term Loan B, 1-Month Term SOFR +3.50%, 8.29%, 10/09/2029	0.8
MH Sub I LLC, Term Loan, 1-Month Term SOFR +4.25%, 8.94%, 05/03/2028	0.8
Broadstreet Partners, Inc., Term Loan B4, 1-Month Term SOFR +3.25%, 7.94%, 06/13/2031	0.8
ABG Intermediate Holdings 2 LLC, Term Loan B, 1-Month Term SOFR +2.75%, 7.45%, 12/21/2028	0.8
Apro LLC, Term Loan B, 1-Month Term SOFR +3.75%, 8.57%, 07/09/2031	0.8

Transamerica Floating Rate

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Floating Rate

Class I

Annual Shareholder Report

October 31, 2024

Transamerica Floating Rate

Class I2

Ticker: N/A

October 31, 2024

Fund Overview

Transamerica Floating Rate (the "Fund") Transamerica Floating Rate seeks to achieve a high level of current income with capital appreciation as a secondary objective. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$65	0.62%

How did the Fund perform last year and what affected its performance?

Aside from a few speedbumps, the fiscal year ended October 31, 2024 largely exhibited a risk-on sentiment across fixed income and equity markets. The Fund maintained a risk profile which attempted to match the price rally and strong carry the loan market provided during the period. As such, and after the sub-adviser's view switched from a recessionary outlook to more of a soft-landing outlook in early 2024, the portfolio was rotated to higher-yielding assets. This was especially true within single B rated credits, where allocations increased throughout the year. The fund was also able to increase its yield during the fiscal year, while maintaining an underweight to CCCs in an attempt to protect from some degree of downside given tight valuations. The fund had a material rotation from lower yielding assets to higher yielding assets throughout the year. This rotation was achieved by selling of certain BB and single B loans with limited price upside and lower carry than the benchmark; selling of lower-coupon, longer-duration bonds; and active participation in the primary market for both new issue loans and secured bonds with higher-coupon/shorter-duration profiles. The portfolio also participated less in re-pricings for existing loans if the new spread was below the benchmark than in past years. This concerted effort positioned the portfolio to have a better ongoing carry aimed at helping the fund to better keep up in risk-on environments like the market experienced during the fiscal year.

The fund benefitted from some one-off price rallies in beaten down names the sub-adviser decided to keep like Quorum Health Corp. and Rackspace Finance, while also benefitting from avoiding some names in the benchmark that experienced large losses such as Quest Software and RSA Security. Sector selection and allocation weren't overly material to performance during the year as most sectors generally kept pace with the benchmark. Food was an exception, as the sector underperformed overall. However, within the fund the allocation contributed to returns based on strong security selection. There were a few individual names like Avaya Inc. and Phoenix Services International LLC which hurt performance in the fiscal year but that the sub-adviser has remained committed to long-term. However, price recovery can take years to play out for such smaller, less liquid situations. At the ratings level, CCC security selection contributed to returns, as was an overweight allocation to single Bs. This was offset by a cash drag in an up market and security selection in single Bs.

Transamerica Floating Rate

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Bloomberg U.S. Universal Bond Index	Credit Suisse Leveraged Loan Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,050	$10,054	$10,046
12/31/2014	$9,997	$10,036	$9,935
1/31/2015	$10,052	$10,227	$9,960
2/28/2015	$10,162	$10,167	$10,100
3/31/2015	$10,206	$10,209	$10,140
4/30/2015	$10,270	$10,197	$10,231
5/31/2015	$10,280	$10,180	$10,252
6/30/2015	$10,281	$10,066	$10,220
7/31/2015	$10,325	$10,125	$10,229
8/31/2015	$10,297	$10,095	$10,162
9/30/2015	$10,267	$10,134	$10,094
10/31/2015	$10,300	$10,167	$10,081
11/30/2015	$10,228	$10,130	$9,991
12/31/2015	$10,181	$10,079	$9,896
1/31/2016	$10,174	$10,190	$9,825
2/29/2016	$10,156	$10,263	$9,770
3/31/2016	$10,385	$10,388	$10,028
4/30/2016	$10,509	$10,459	$10,218
5/31/2016	$10,604	$10,467	$10,311
6/30/2016	$10,610	$10,652	$10,315
7/31/2016	$10,726	$10,739	$10,460
8/31/2016	$10,765	$10,751	$10,542
9/30/2016	$10,837	$10,753	$10,634
10/31/2016	$10,898	$10,682	$10,716
11/30/2016	$10,906	$10,442	$10,751
12/31/2016	$11,013	$10,473	$10,874
1/31/2017	$11,065	$10,510	$10,932
2/28/2017	$11,113	$10,591	$10,996
3/31/2017	$11,127	$10,588	$11,005
4/30/2017	$11,175	$10,675	$11,053
5/31/2017	$11,212	$10,758	$11,095
6/30/2017	$11,226	$10,749	$11,088
7/31/2017	$11,287	$10,802	$11,174
8/31/2017	$11,293	$10,895	$11,159
9/30/2017	$11,333	$10,857	$11,205
10/31/2017	$11,384	$10,870	$11,279
11/30/2017	$11,388	$10,854	$11,292
12/31/2017	$11,429	$10,901	$11,336
1/31/2018	$11,516	$10,797	$11,458
2/28/2018	$11,532	$10,694	$11,479
3/31/2018	$11,564	$10,748	$11,515
4/30/2018	$11,608	$10,676	$11,571
5/31/2018	$11,619	$10,735	$11,594
6/30/2018	$11,619	$10,719	$11,605
7/31/2018	$11,689	$10,741	$11,702
8/31/2018	$11,737	$10,794	$11,750
9/30/2018	$11,796	$10,748	$11,830
10/31/2018	$11,797	$10,658	$11,830
11/30/2018	$11,704	$10,706	$11,734
12/31/2018	$11,454	$10,874	$11,465
1/31/2019	$11,725	$11,024	$11,729
2/28/2019	$11,897	$11,036	$11,913
3/31/2019	$11,892	$11,235	$11,898
4/30/2019	$12,055	$11,251	$12,087
5/31/2019	$12,049	$11,423	$12,060
6/30/2019	$12,091	$11,585	$12,087
7/31/2019	$12,182	$11,619	$12,181
8/31/2019	$12,161	$11,882	$12,147
9/30/2019	$12,188	$11,830	$12,198
10/31/2019	$12,125	$11,869	$12,139
11/30/2019	$12,124	$11,866	$12,206
12/31/2019	$12,267	$11,884	$12,403
1/31/2020	$12,364	$12,097	$12,468
2/29/2020	$12,265	$12,278	$12,300
3/31/2020	$10,763	$12,039	$10,767
4/30/2020	$11,166	$12,280	$11,229
5/31/2020	$11,556	$12,394	$11,656
6/30/2020	$11,686	$12,498	$11,813
7/31/2020	$11,883	$12,717	$12,035
8/31/2020	$12,037	$12,644	$12,216
9/30/2020	$12,140	$12,621	$12,300
10/31/2020	$12,192	$12,576	$12,321
11/30/2020	$12,421	$12,740	$12,584
12/31/2020	$12,501	$12,784	$12,747
1/31/2021	$12,607	$12,704	$12,909
2/28/2021	$12,656	$12,540	$12,995
3/31/2021	$12,662	$12,394	$13,003
4/30/2021	$12,736	$12,498	$13,069
5/31/2021	$12,796	$12,546	$13,137
6/30/2021	$12,837	$12,637	$13,191
7/31/2021	$12,810	$12,764	$13,190
8/31/2021	$12,854	$12,756	$13,254
9/30/2021	$12,916	$12,647	$13,340
10/31/2021	$12,939	$12,636	$13,372
11/30/2021	$12,900	$12,652	$13,351
12/31/2021	$12,986	$12,643	$13,435
1/31/2022	$12,978	$12,366	$13,484
2/28/2022	$12,903	$12,197	$13,417
3/31/2022	$12,910	$11,870	$13,422
4/30/2022	$12,905	$11,427	$13,445
5/31/2022	$12,588	$11,490	$13,107
6/30/2022	$12,327	$11,261	$12,838
7/31/2022	$12,588	$11,544	$13,077
8/31/2022	$12,759	$11,244	$13,278
9/30/2022	$12,524	$10,759	$12,990
10/31/2022	$12,640	$10,641	$13,101
11/30/2022	$12,758	$11,038	$13,246
12/31/2022	$12,795	$11,001	$13,293
1/31/2023	$13,092	$11,342	$13,634
2/28/2023	$13,142	$11,063	$13,720
3/31/2023	$13,104	$11,323	$13,707
4/30/2023	$13,226	$11,392	$13,837
5/31/2023	$13,143	$11,274	$13,825
6/30/2023	$13,458	$11,256	$14,134
7/31/2023	$13,583	$11,267	$14,318
8/31/2023	$13,697	$11,200	$14,484
9/30/2023	$13,795	$10,932	$14,611
10/31/2023	$13,759	$10,768	$14,615
11/30/2023	$13,923	$11,253	$14,790
12/31/2023	$14,132	$11,680	$15,027
1/31/2024	$14,186	$11,652	$15,145
2/29/2024	$14,310	$11,512	$15,280
3/31/2024	$14,427	$11,625	$15,407
4/30/2024	$14,510	$11,353	$15,511
5/31/2024	$14,631	$11,542	$15,652
6/30/2024	$14,700	$11,647	$15,695
7/31/2024	$14,805	$11,911	$15,810
8/31/2024	$14,882	$12,087	$15,904
9/30/2024	$14,991	$12,253	$16,021
10/31/2024	$15,130	$11,974	$16,156

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I2	9.96%	4.53%	4.23%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	0.18%	1.82%
Credit Suisse Leveraged Loan IndexFootnote Reference(b)	10.55%	5.89%	4.91%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the dollar denominated leveraged loan market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$248,983,268
Number of Portfolio Holdings	256
Portfolio Turnover Rate	64%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,232,977
Average MaturityFootnote Reference§	4.10 years
DurationFootnote Reference†	0.31 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Floating Rate

Class I2

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	2.7%
BBB	0.8
BB	18.9
B	64.8
CCC and Below	4.3
Not Rated	2.0
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Loan Assignments	86.1%
Corporate Debt Securities	4.7
Repurchase Agreements	4.5
Asset-Backed Securities	2.7
Exchange-Traded Funds	1.2
Common Stocks	0.2
Other Investment Company	0.1
Preferred Stocks	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	0.5
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Epicor Software Corp., Term Loan E, 1-Month Term SOFR +3.25%, 7.94%, 05/30/2031	1.1%
Allied Universal Holdco LLC, 7.88%, 02/15/2031	0.9
Magenta Security Holdings LLC, Super Priority Term Loan, 3-Month Term SOFR +6.25%, 10.84%, 07/27/2028	0.9
PetSmart, Inc., Term Loan B, 1-Month Term SOFR +3.75%, 8.54%, 02/11/2028	0.9
First Brands Group LLC, Term Loan, 3-Month Term SOFR +5.00%, TBD%, 03/30/2027	0.8
Sophia LP, Term Loan B, 1-Month Term SOFR +3.50%, 8.29%, 10/09/2029	0.8
MH Sub I LLC, Term Loan, 1-Month Term SOFR +4.25%, 8.94%, 05/03/2028	0.8
Broadstreet Partners, Inc., Term Loan B4, 1-Month Term SOFR +3.25%, 7.94%, 06/13/2031	0.8
ABG Intermediate Holdings 2 LLC, Term Loan B, 1-Month Term SOFR +2.75%, 7.45%, 12/21/2028	0.8
Apro LLC, Term Loan B, 1-Month Term SOFR +3.75%, 8.57%, 07/09/2031	0.8

Transamerica Floating Rate

Class I2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Floating Rate

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica Government Money Market

Class A

IATXX

October 31, 2024

Fund Overview

Transamerica Government Money Market (the "Fund") seeks as high a level of current income as is consistent with preservation of capital and liquidity. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$67	0.65%

Key Fund Statistics

Total Net Assets	$427,681,798
Number of Portfolio Holdings	141
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,076,699
Average MaturityFootnote Reference§	0.18 years
DurationFootnote Reference†	0.07 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Government Money Market

Class A

Asset Allocations (Percentage of Net Assets)

Short-Term U.S. Government Obligations	40.8%
Repurchase Agreements	31.6
Short-Term U.S. Government Agency Obligations	14.5
U.S. Government Obligations	8.4
U.S. Government Agency Obligations	6.5
Net Other Assets (Liabilities)Footnote Reference^	(1.8)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

What did the Fund invest in?

Top Holdings (Percentage of Net Assets)

U.S. Treasury Floating Rate Notes, 4.67%, 07/31/2025	2.2%
U.S. Treasury Bills, 4.56%, 03/04/2025	1.9
U.S. Treasury Bills, 4.81%, 11/21/2024	1.9
U.S. Treasury Bills, 5.37%, 12/05/2024	1.7
U.S. Treasury Floating Rate Notes, 4.75%, 10/31/2026	1.6
U.S. Treasury Bills, 5.38%, 11/29/2024	1.4
Federal Farm Credit Discount Notes, 5.31%, 01/17/2025	1.4
U.S. Treasury Bills, 4.56%, 01/28/2025	1.3
U.S. Treasury Bills, 4.75%, 12/03/2024	1.3
U.S. Treasury Bills, 4.96%, 01/07/2025	1.3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Government Money Market

Class A

Annual Shareholder Report

October 31, 2024

Transamerica Government Money Market

Class C

IMLXX

October 31, 2024

Fund Overview

Transamerica Government Money Market (the "Fund") seeks as high a level of current income as is consistent with preservation of capital and liquidity. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$146	1.43%

Key Fund Statistics

Total Net Assets	$427,681,798
Number of Portfolio Holdings	141
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,076,699
Average MaturityFootnote Reference§	0.18 years
DurationFootnote Reference†	0.07 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Government Money Market

Class C

Asset Allocations (Percentage of Net Assets)

Short-Term U.S. Government Obligations	40.8%
Repurchase Agreements	31.6
Short-Term U.S. Government Agency Obligations	14.5
U.S. Government Obligations	8.4
U.S. Government Agency Obligations	6.5
Net Other Assets (Liabilities)Footnote Reference^	(1.8)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

What did the Fund invest in?

Top Holdings (Percentage of Net Assets)

U.S. Treasury Floating Rate Notes, 4.67%, 07/31/2025	2.2%
U.S. Treasury Bills, 4.56%, 03/04/2025	1.9
U.S. Treasury Bills, 4.81%, 11/21/2024	1.9
U.S. Treasury Bills, 5.37%, 12/05/2024	1.7
U.S. Treasury Floating Rate Notes, 4.75%, 10/31/2026	1.6
U.S. Treasury Bills, 5.38%, 11/29/2024	1.4
Federal Farm Credit Discount Notes, 5.31%, 01/17/2025	1.4
U.S. Treasury Bills, 4.56%, 01/28/2025	1.3
U.S. Treasury Bills, 4.75%, 12/03/2024	1.3
U.S. Treasury Bills, 4.96%, 01/07/2025	1.3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Government Money Market

Class C

Annual Shareholder Report

October 31, 2024

Transamerica Government Money Market

Class I

TAMXX

October 31, 2024

Fund Overview

Transamerica Government Money Market (the "Fund") seeks as high a level of current income as is consistent with preservation of capital and liquidity. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$39	0.38%

Key Fund Statistics

Total Net Assets	$427,681,798
Number of Portfolio Holdings	141
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,076,699
Average MaturityFootnote Reference§	0.18 years
DurationFootnote Reference†	0.07 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Government Money Market

Class I

Asset Allocations (Percentage of Net Assets)

Short-Term U.S. Government Obligations	40.8%
Repurchase Agreements	31.6
Short-Term U.S. Government Agency Obligations	14.5
U.S. Government Obligations	8.4
U.S. Government Agency Obligations	6.5
Net Other Assets (Liabilities)Footnote Reference^	(1.8)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

What did the Fund invest in?

Top Holdings (Percentage of Net Assets)

U.S. Treasury Floating Rate Notes, 4.67%, 07/31/2025	2.2%
U.S. Treasury Bills, 4.56%, 03/04/2025	1.9
U.S. Treasury Bills, 4.81%, 11/21/2024	1.9
U.S. Treasury Bills, 5.37%, 12/05/2024	1.7
U.S. Treasury Floating Rate Notes, 4.75%, 10/31/2026	1.6
U.S. Treasury Bills, 5.38%, 11/29/2024	1.4
Federal Farm Credit Discount Notes, 5.31%, 01/17/2025	1.4
U.S. Treasury Bills, 4.56%, 01/28/2025	1.3
U.S. Treasury Bills, 4.75%, 12/03/2024	1.3
U.S. Treasury Bills, 4.96%, 01/07/2025	1.3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Government Money Market

Class I

Annual Shareholder Report

October 31, 2024

Transamerica Government Money Market

Class I2

Ticker: N/A

October 31, 2024

Fund Overview

Transamerica Government Money Market (the "Fund") seeks as high a level of current income as is consistent with preservation of capital and liquidity. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$34	0.33%

Key Fund Statistics

Total Net Assets	$427,681,798
Number of Portfolio Holdings	141
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,076,699
Average MaturityFootnote Reference§	0.18 years
DurationFootnote Reference†	0.07 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Government Money Market

Class I2

Asset Allocations (Percentage of Net Assets)

Short-Term U.S. Government Obligations	40.8%
Repurchase Agreements	31.6
Short-Term U.S. Government Agency Obligations	14.5
U.S. Government Obligations	8.4
U.S. Government Agency Obligations	6.5
Net Other Assets (Liabilities)Footnote Reference^	(1.8)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

What did the Fund invest in?

Top Holdings (Percentage of Net Assets)

U.S. Treasury Floating Rate Notes, 4.67%, 07/31/2025	2.2%
U.S. Treasury Bills, 4.56%, 03/04/2025	1.9
U.S. Treasury Bills, 4.81%, 11/21/2024	1.9
U.S. Treasury Bills, 5.37%, 12/05/2024	1.7
U.S. Treasury Floating Rate Notes, 4.75%, 10/31/2026	1.6
U.S. Treasury Bills, 5.38%, 11/29/2024	1.4
Federal Farm Credit Discount Notes, 5.31%, 01/17/2025	1.4
U.S. Treasury Bills, 4.56%, 01/28/2025	1.3
U.S. Treasury Bills, 4.75%, 12/03/2024	1.3
U.S. Treasury Bills, 4.96%, 01/07/2025	1.3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Government Money Market

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica Government Money Market

Class I3

TGTXX

October 31, 2024

Fund Overview

Transamerica Government Money Market (the "Fund") seeks as high a level of current income as is consistent with preservation of capital and liquidity. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I3	$34	0.33%

Key Fund Statistics

Total Net Assets	$427,681,798
Number of Portfolio Holdings	141
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,076,699
Average MaturityFootnote Reference§	0.18 years
DurationFootnote Reference†	0.07 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Government Money Market

Class I3

Asset Allocations (Percentage of Net Assets)

Short-Term U.S. Government Obligations	40.8%
Repurchase Agreements	31.6
Short-Term U.S. Government Agency Obligations	14.5
U.S. Government Obligations	8.4
U.S. Government Agency Obligations	6.5
Net Other Assets (Liabilities)Footnote Reference^	(1.8)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

What did the Fund invest in?

Top Holdings (Percentage of Net Assets)

U.S. Treasury Floating Rate Notes, 4.67%, 07/31/2025	2.2%
U.S. Treasury Bills, 4.56%, 03/04/2025	1.9
U.S. Treasury Bills, 4.81%, 11/21/2024	1.9
U.S. Treasury Bills, 5.37%, 12/05/2024	1.7
U.S. Treasury Floating Rate Notes, 4.75%, 10/31/2026	1.6
U.S. Treasury Bills, 5.38%, 11/29/2024	1.4
Federal Farm Credit Discount Notes, 5.31%, 01/17/2025	1.4
U.S. Treasury Bills, 4.56%, 01/28/2025	1.3
U.S. Treasury Bills, 4.75%, 12/03/2024	1.3
U.S. Treasury Bills, 4.96%, 01/07/2025	1.3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Government Money Market

Class I3

Annual Shareholder Report

October 31, 2024

Transamerica Government Money Market

Class R2

TGRXX

October 31, 2024

Fund Overview

Transamerica Government Money Market (the "Fund") seeks as high a level of current income as is consistent with preservation of capital and liquidity. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R2	$75	0.73%

Key Fund Statistics

Total Net Assets	$427,681,798
Number of Portfolio Holdings	141
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,076,699
Average MaturityFootnote Reference§	0.18 years
DurationFootnote Reference†	0.07 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Government Money Market

Class R2

Asset Allocations (Percentage of Net Assets)

Short-Term U.S. Government Obligations	40.8%
Repurchase Agreements	31.6
Short-Term U.S. Government Agency Obligations	14.5
U.S. Government Obligations	8.4
U.S. Government Agency Obligations	6.5
Net Other Assets (Liabilities)Footnote Reference^	(1.8)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

What did the Fund invest in?

Top Holdings (Percentage of Net Assets)

U.S. Treasury Floating Rate Notes, 4.67%, 07/31/2025	2.2%
U.S. Treasury Bills, 4.56%, 03/04/2025	1.9
U.S. Treasury Bills, 4.81%, 11/21/2024	1.9
U.S. Treasury Bills, 5.37%, 12/05/2024	1.7
U.S. Treasury Floating Rate Notes, 4.75%, 10/31/2026	1.6
U.S. Treasury Bills, 5.38%, 11/29/2024	1.4
Federal Farm Credit Discount Notes, 5.31%, 01/17/2025	1.4
U.S. Treasury Bills, 4.56%, 01/28/2025	1.3
U.S. Treasury Bills, 4.75%, 12/03/2024	1.3
U.S. Treasury Bills, 4.96%, 01/07/2025	1.3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Government Money Market

Class R2

Annual Shareholder Report

October 31, 2024

Transamerica Government Money Market

Class R4

TFGXX

October 31, 2024

Fund Overview

Transamerica Government Money Market (the "Fund") seeks as high a level of current income as is consistent with preservation of capital and liquidity. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R4	$51	0.50%

Key Fund Statistics

Total Net Assets	$427,681,798
Number of Portfolio Holdings	141
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,076,699
Average MaturityFootnote Reference§	0.18 years
DurationFootnote Reference†	0.07 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Government Money Market

Class R4

Asset Allocations (Percentage of Net Assets)

Short-Term U.S. Government Obligations	40.8%
Repurchase Agreements	31.6
Short-Term U.S. Government Agency Obligations	14.5
U.S. Government Obligations	8.4
U.S. Government Agency Obligations	6.5
Net Other Assets (Liabilities)Footnote Reference^	(1.8)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

What did the Fund invest in?

Top Holdings (Percentage of Net Assets)

U.S. Treasury Floating Rate Notes, 4.67%, 07/31/2025	2.2%
U.S. Treasury Bills, 4.56%, 03/04/2025	1.9
U.S. Treasury Bills, 4.81%, 11/21/2024	1.9
U.S. Treasury Bills, 5.37%, 12/05/2024	1.7
U.S. Treasury Floating Rate Notes, 4.75%, 10/31/2026	1.6
U.S. Treasury Bills, 5.38%, 11/29/2024	1.4
Federal Farm Credit Discount Notes, 5.31%, 01/17/2025	1.4
U.S. Treasury Bills, 4.56%, 01/28/2025	1.3
U.S. Treasury Bills, 4.75%, 12/03/2024	1.3
U.S. Treasury Bills, 4.96%, 01/07/2025	1.3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Government Money Market

Class R4

Annual Shareholder Report

October 31, 2024

Transamerica High Yield Bond

Class A

IHIYX

October 31, 2024

Fund Overview

Transamerica High Yield Bond (the "Fund") seeks a high level of current income by investing in high-yield debt securities. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$110	1.03%

How did the Fund perform last year and what affected its performance?

Relative performance was driven by a combination of security selection and allocation decisions in the fiscal year, ended October 31, 2024. By rating categories, the selection in B-rated bonds detracted the most from relative performance. In addition, the underweight allocation to CCCs and below was a notable detractor. Throughout the year, the Fund held an up-in-quality bias with an underweight to CCCs and below based on the view that valuations were stretched and these lower quality credits faced other idiosyncratic issues. This underweight weighed on relative performance as a risk-on tone persisted in markets and the lower-quality part of the benchmark continued to outpace the overall high yield market. While the up-in-quality positioning detracted from performance results in the short term, the sub-adviser believed it prudent to remain cautious as valuations remained stretched, idiosyncratic challenges persisted, and the economic outlook remained mixed. Conversely, while the Fund had lower exposure to CCCs and below, the selection within this category contributed positively to relative returns. In addition, the underweight positioning in BBs also benefited relative performance during the fiscal year.

By sector, the largest contributor was energy. Although the Fund had a relatively neutral allocation to the energy sector versus the benchmark during most of the period, security selection within the sector added value. Other sub-sector contributors during the year included the insurance and communications sectors. Notably, the communications sector was volatile as the industry grappled with broader secular changes including shifting media consumption behaviors. Company-specific challenges also created headwinds. While some of these positions detracted from performance during the first half of 2024, the selection within communications added value in the third quarter as many of the Fund’s holdings experienced positive developments and benefited from the broader risk-on rally. The largest detractors by sub-sector included consumer cyclicals, consumer non-cyclicals and technology companies, mainly due to selection.

Transamerica High Yield Bond

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Bloomberg U.S. Universal Bond Index	Bloomberg US Corporate High Yield 2% Issuer Capped Index
10/31/2014	$9,528	$10,000	$10,000
11/30/2014	$9,478	$10,054	$9,928
12/31/2014	$9,390	$10,036	$9,784
1/31/2015	$9,446	$10,227	$9,849
2/28/2015	$9,626	$10,167	$10,086
3/31/2015	$9,592	$10,209	$10,031
4/30/2015	$9,693	$10,197	$10,152
5/31/2015	$9,726	$10,180	$10,183
6/30/2015	$9,615	$10,066	$10,031
7/31/2015	$9,614	$10,125	$9,973
8/31/2015	$9,450	$10,095	$9,799
9/30/2015	$9,171	$10,134	$9,547
10/31/2015	$9,422	$10,167	$9,809
11/30/2015	$9,197	$10,130	$9,592
12/31/2015	$8,952	$10,079	$9,351
1/31/2016	$8,823	$10,190	$9,200
2/29/2016	$8,823	$10,263	$9,253
3/31/2016	$9,166	$10,388	$9,664
4/30/2016	$9,431	$10,459	$10,042
5/31/2016	$9,472	$10,467	$10,104
6/30/2016	$9,538	$10,652	$10,197
7/31/2016	$9,780	$10,739	$10,473
8/31/2016	$10,012	$10,751	$10,692
9/30/2016	$10,076	$10,753	$10,763
10/31/2016	$10,076	$10,682	$10,805
11/30/2016	$10,022	$10,442	$10,754
12/31/2016	$10,219	$10,473	$10,952
1/31/2017	$10,363	$10,510	$11,111
2/28/2017	$10,523	$10,591	$11,273
3/31/2017	$10,490	$10,588	$11,248
4/30/2017	$10,605	$10,675	$11,377
5/31/2017	$10,709	$10,758	$11,476
6/30/2017	$10,733	$10,749	$11,492
7/31/2017	$10,859	$10,802	$11,619
8/31/2017	$10,841	$10,895	$11,614
9/30/2017	$10,899	$10,857	$11,719
10/31/2017	$10,947	$10,870	$11,768
11/30/2017	$10,891	$10,854	$11,738
12/31/2017	$10,923	$10,901	$11,774
1/31/2018	$10,981	$10,797	$11,844
2/28/2018	$10,899	$10,694	$11,744
3/31/2018	$10,829	$10,748	$11,673
4/30/2018	$10,891	$10,676	$11,749
5/31/2018	$10,879	$10,735	$11,746
6/30/2018	$10,915	$10,719	$11,793
7/31/2018	$11,024	$10,741	$11,921
8/31/2018	$11,073	$10,794	$12,009
9/30/2018	$11,122	$10,748	$12,076
10/31/2018	$10,924	$10,658	$11,883
11/30/2018	$10,851	$10,706	$11,781
12/31/2018	$10,620	$10,874	$11,529
1/31/2019	$11,108	$11,024	$12,050
2/28/2019	$11,264	$11,036	$12,250
3/31/2019	$11,365	$11,235	$12,365
4/30/2019	$11,463	$11,251	$12,541
5/31/2019	$11,308	$11,423	$12,392
6/30/2019	$11,585	$11,585	$12,674
7/31/2019	$11,646	$11,619	$12,746
8/31/2019	$11,697	$11,882	$12,797
9/30/2019	$11,735	$11,830	$12,843
10/31/2019	$11,776	$11,869	$12,879
11/30/2019	$11,851	$11,866	$12,921
12/31/2019	$12,059	$11,884	$13,179
1/31/2020	$12,041	$12,097	$13,183
2/29/2020	$11,799	$12,278	$12,997
3/31/2020	$10,230	$12,039	$11,507
4/30/2020	$10,585	$12,280	$12,029
5/31/2020	$11,049	$12,394	$12,554
6/30/2020	$11,149	$12,498	$12,674
7/31/2020	$11,656	$12,717	$13,264
8/31/2020	$11,797	$12,644	$13,392
9/30/2020	$11,692	$12,621	$13,254
10/31/2020	$11,736	$12,576	$13,320
11/30/2020	$12,235	$12,740	$13,847
12/31/2020	$12,488	$12,784	$14,108
1/31/2021	$12,533	$12,704	$14,155
2/28/2021	$12,606	$12,540	$14,207
3/31/2021	$12,643	$12,394	$14,229
4/30/2021	$12,797	$12,498	$14,383
5/31/2021	$12,844	$12,546	$14,425
6/30/2021	$13,003	$12,637	$14,618
7/31/2021	$13,035	$12,764	$14,673
8/31/2021	$13,095	$12,756	$14,749
9/30/2021	$13,097	$12,647	$14,749
10/31/2021	$13,072	$12,636	$14,722
11/30/2021	$12,974	$12,652	$14,577
12/31/2021	$13,194	$12,643	$14,850
1/31/2022	$12,866	$12,366	$14,445
2/28/2022	$12,738	$12,197	$14,297
3/31/2022	$12,623	$11,870	$14,134
4/30/2022	$12,160	$11,427	$13,632
5/31/2022	$12,180	$11,490	$13,664
6/30/2022	$11,350	$11,261	$12,744
7/31/2022	$12,035	$11,544	$13,495
8/31/2022	$11,729	$11,244	$13,185
9/30/2022	$11,217	$10,759	$12,662
10/31/2022	$11,538	$10,641	$12,991
11/30/2022	$11,741	$11,038	$13,272
12/31/2022	$11,643	$11,001	$13,190
1/31/2023	$12,059	$11,342	$13,692
2/28/2023	$11,866	$11,063	$13,517
3/31/2023	$11,889	$11,323	$13,660
4/30/2023	$12,002	$11,392	$13,798
5/31/2023	$11,884	$11,274	$13,671
6/30/2023	$12,045	$11,256	$13,900
7/31/2023	$12,207	$11,267	$14,092
8/31/2023	$12,203	$11,200	$14,133
9/30/2023	$12,059	$10,932	$13,964
10/31/2023	$11,896	$10,768	$13,800
11/30/2023	$12,379	$11,253	$14,425
12/31/2023	$12,816	$11,680	$14,963
1/31/2024	$12,796	$11,652	$14,962
2/29/2024	$12,826	$11,512	$15,006
3/31/2024	$12,938	$11,625	$15,184
4/30/2024	$12,791	$11,353	$15,041
5/31/2024	$12,922	$11,542	$15,206
6/30/2024	$13,037	$11,647	$15,350
7/31/2024	$13,286	$11,911	$15,648
8/31/2024	$13,488	$12,087	$15,903
9/30/2024	$13,691	$12,253	$16,161
10/31/2024	$13,627	$11,974	$16,073

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class A with Load	9.17%	1.97%	3.14%
Class A	14.56%	2.96%	3.64%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	0.18%	1.82%
Bloomberg US Corporate High Yield 2% Issuer Capped IndexFootnote Reference(b)	16.47%	4.53%	4.86%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,337,543,568
Number of Portfolio Holdings	308
Portfolio Turnover Rate	56%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,928,860
Average MaturityFootnote Reference§	4.94 years
DurationFootnote Reference†	2.92 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield Bond

Class A

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

BBB	9.0%
BB	45.2
B	34.7
CCC and Below	7.4
Not Rated	0.0Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	91.7
Other Investment Company	9.4
Loan Assignments	4.6
Repurchase Agreements	2.3
Common Stocks	0.1
Net Other Assets (Liabilities)Footnote Reference^	(8.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Vmed O2 U.K. Financing I PLC, 7.75%, 04/15/2032	1.4%
ILFC E-Capital Trust I, 3-Month Term SOFR, 6.56%, 12/21/2065	1.1
Cleveland-Cliffs, Inc., 7.00%, 03/15/2032	1.0
Smyrna Ready Mix Concrete LLC, 8.88%, 11/15/2031	1.0
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/2029	0.8
Landsea Homes Corp., 8.88%, 04/01/2029	0.8
Starwood Property Trust, Inc., 6.00%, 04/15/2030	0.8
Harvest Midstream I LP, 7.50%, 05/15/2032	0.7
Constellation Insurance, Inc., 6.80%, 01/24/2030	0.7
Pebblebrook Hotel LP/PEB Finance Corp., 6.38%, 10/15/2029	0.7

Transamerica High Yield Bond

Class A

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica High Yield Bond

Class A

Annual Shareholder Report

October 31, 2024

Transamerica High Yield Bond

Class C

INCLX

October 31, 2024

Fund Overview

Transamerica High Yield Bond (the "Fund") seeks a high level of current income by investing in high-yield debt securities. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$184	1.72%

How did the Fund perform last year and what affected its performance?

Relative performance was driven by a combination of security selection and allocation decisions in the fiscal year, ended October 31, 2024. By rating categories, the selection in B-rated bonds detracted the most from relative performance. In addition, the underweight allocation to CCCs and below was a notable detractor. Throughout the year, the Fund held an up-in-quality bias with an underweight to CCCs and below based on the view that valuations were stretched and these lower quality credits faced other idiosyncratic issues. This underweight weighed on relative performance as a risk-on tone persisted in markets and the lower-quality part of the benchmark continued to outpace the overall high yield market. While the up-in-quality positioning detracted from performance results in the short term, the sub-adviser believed it prudent to remain cautious as valuations remained stretched, idiosyncratic challenges persisted, and the economic outlook remained mixed. Conversely, while the Fund had lower exposure to CCCs and below, the selection within this category contributed positively to relative returns. In addition, the underweight positioning in BBs also benefited relative performance during the fiscal year.

By sector, the largest contributor was energy. Although the Fund had a relatively neutral allocation to the energy sector versus the benchmark during most of the period, security selection within the sector added value. Other sub-sector contributors during the year included the insurance and communications sectors. Notably, the communications sector was volatile as the industry grappled with broader secular changes including shifting media consumption behaviors. Company-specific challenges also created headwinds. While some of these positions detracted from performance during the first half of 2024, the selection within communications added value in the third quarter as many of the Fund’s holdings experienced positive developments and benefited from the broader risk-on rally. The largest detractors by sub-sector included consumer cyclicals, consumer non-cyclicals and technology companies, mainly due to selection.

Transamerica High Yield Bond

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	Bloomberg U.S. Universal Bond Index	Bloomberg US Corporate High Yield 2% Issuer Capped Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$9,942	$10,054	$9,928
12/31/2014	$9,843	$10,036	$9,784
1/31/2015	$9,885	$10,227	$9,849
2/28/2015	$10,079	$10,167	$10,086
3/31/2015	$10,038	$10,209	$10,031
4/30/2015	$10,127	$10,197	$10,152
5/31/2015	$10,154	$10,180	$10,183
6/30/2015	$10,032	$10,066	$10,031
7/31/2015	$10,024	$10,125	$9,973
8/31/2015	$9,858	$10,095	$9,799
9/30/2015	$9,549	$10,134	$9,547
10/31/2015	$9,805	$10,167	$9,809
11/30/2015	$9,576	$10,130	$9,592
12/31/2015	$9,313	$10,079	$9,351
1/31/2016	$9,161	$10,190	$9,200
2/29/2016	$9,168	$10,263	$9,253
3/31/2016	$9,519	$10,388	$9,664
4/30/2016	$9,790	$10,459	$10,042
5/31/2016	$9,815	$10,467	$10,104
6/30/2016	$9,878	$10,652	$10,197
7/31/2016	$10,137	$10,739	$10,473
8/31/2016	$10,372	$10,751	$10,692
9/30/2016	$10,421	$10,753	$10,763
10/31/2016	$10,427	$10,682	$10,805
11/30/2016	$10,364	$10,442	$10,754
12/31/2016	$10,562	$10,473	$10,952
1/31/2017	$10,694	$10,510	$11,111
2/28/2017	$10,866	$10,591	$11,273
3/31/2017	$10,813	$10,588	$11,248
4/30/2017	$10,937	$10,675	$11,377
5/31/2017	$11,039	$10,758	$11,476
6/30/2017	$11,057	$10,749	$11,492
7/31/2017	$11,170	$10,802	$11,619
8/31/2017	$11,156	$10,895	$11,614
9/30/2017	$11,209	$10,857	$11,719
10/31/2017	$11,251	$10,870	$11,768
11/30/2017	$11,188	$10,854	$11,738
12/31/2017	$11,202	$10,901	$11,774
1/31/2018	$11,268	$10,797	$11,844
2/28/2018	$11,165	$10,694	$11,744
3/31/2018	$11,098	$10,748	$11,673
4/30/2018	$11,143	$10,676	$11,749
5/31/2018	$11,137	$10,735	$11,746
6/30/2018	$11,156	$10,719	$11,793
7/31/2018	$11,261	$10,741	$11,921
8/31/2018	$11,318	$10,794	$12,009
9/30/2018	$11,361	$10,748	$12,076
10/31/2018	$11,152	$10,658	$11,883
11/30/2018	$11,065	$10,706	$11,781
12/31/2018	$10,820	$10,874	$11,529
1/31/2019	$11,312	$11,024	$12,050
2/28/2019	$11,464	$11,036	$12,250
3/31/2019	$11,548	$11,235	$12,365
4/30/2019	$11,654	$11,251	$12,541
5/31/2019	$11,490	$11,423	$12,392
6/30/2019	$11,752	$11,585	$12,674
7/31/2019	$11,808	$11,619	$12,746
8/31/2019	$11,853	$11,882	$12,797
9/30/2019	$11,898	$11,830	$12,843
10/31/2019	$11,919	$11,869	$12,879
11/30/2019	$12,002	$11,866	$12,921
12/31/2019	$12,206	$11,884	$13,179
1/31/2020	$12,180	$12,097	$13,183
2/29/2020	$11,927	$12,278	$12,997
3/31/2020	$10,327	$12,039	$11,507
4/30/2020	$10,682	$12,280	$12,029
5/31/2020	$11,160	$12,394	$12,554
6/30/2020	$11,255	$12,498	$12,674
7/31/2020	$11,761	$12,717	$13,264
8/31/2020	$11,883	$12,644	$13,392
9/30/2020	$11,784	$12,621	$13,254
10/31/2020	$11,821	$12,576	$13,320
11/30/2020	$12,305	$12,740	$13,847
12/31/2020	$12,551	$12,784	$14,108
1/31/2021	$12,589	$12,704	$14,155
2/28/2021	$12,655	$12,540	$14,207
3/31/2021	$12,685	$12,394	$14,229
4/30/2021	$12,831	$12,498	$14,383
5/31/2021	$12,870	$12,546	$14,425
6/30/2021	$13,021	$12,637	$14,618
7/31/2021	$13,045	$12,764	$14,673
8/31/2021	$13,097	$12,756	$14,749
9/30/2021	$13,106	$12,647	$14,749
10/31/2021	$13,073	$12,636	$14,722
11/30/2021	$12,952	$12,652	$14,577
12/31/2021	$13,165	$12,643	$14,850
1/31/2022	$12,842	$12,366	$14,445
2/28/2022	$12,707	$12,197	$14,297
3/31/2022	$12,569	$11,870	$14,134
4/30/2022	$12,099	$11,427	$13,632
5/31/2022	$12,112	$11,490	$13,664
6/30/2022	$11,289	$11,261	$12,744
7/31/2022	$11,952	$11,544	$13,495
8/31/2022	$11,639	$11,244	$13,185
9/30/2022	$11,136	$10,759	$12,662
10/31/2022	$11,449	$10,641	$12,991
11/30/2022	$11,645	$11,038	$13,272
12/31/2022	$11,539	$11,001	$13,190
1/31/2023	$11,961	$11,342	$13,692
2/28/2023	$11,778	$11,063	$13,517
3/31/2023	$11,794	$11,323	$13,660
4/30/2023	$11,900	$11,392	$13,798
5/31/2023	$11,775	$11,274	$13,671
6/30/2023	$11,927	$11,256	$13,900
7/31/2023	$12,096	$11,267	$14,092
8/31/2023	$12,069	$11,200	$14,133
9/30/2023	$11,920	$10,932	$13,964
10/31/2023	$11,751	$10,768	$13,800
11/30/2023	$12,222	$11,253	$14,425
12/31/2023	$12,631	$11,680	$14,963
1/31/2024	$12,620	$11,652	$14,962
2/29/2024	$12,642	$11,512	$15,006
3/31/2024	$12,746	$11,625	$15,184
4/30/2024	$12,594	$11,353	$15,041
5/31/2024	$12,715	$11,542	$15,206
6/30/2024	$12,822	$11,647	$15,350
7/31/2024	$13,060	$11,911	$15,648
8/31/2024	$13,252	$12,087	$15,903
9/30/2024	$13,445	$12,253	$16,161
10/31/2024	$13,376	$11,974	$16,073

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class C with Load	12.83%	2.33%	2.95%
Class C	13.83%	2.33%	2.95%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	0.18%	1.82%
Bloomberg US Corporate High Yield 2% Issuer Capped IndexFootnote Reference(b)	16.47%	4.53%	4.86%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,337,543,568
Number of Portfolio Holdings	308
Portfolio Turnover Rate	56%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,928,860
Average MaturityFootnote Reference§	4.94 years
DurationFootnote Reference†	2.92 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield Bond

Class C

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

BBB	9.0%
BB	45.2
B	34.7
CCC and Below	7.4
Not Rated	0.0Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	91.7
Other Investment Company	9.4
Loan Assignments	4.6
Repurchase Agreements	2.3
Common Stocks	0.1
Net Other Assets (Liabilities)Footnote Reference^	(8.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Vmed O2 U.K. Financing I PLC, 7.75%, 04/15/2032	1.4%
ILFC E-Capital Trust I, 3-Month Term SOFR, 6.56%, 12/21/2065	1.1
Cleveland-Cliffs, Inc., 7.00%, 03/15/2032	1.0
Smyrna Ready Mix Concrete LLC, 8.88%, 11/15/2031	1.0
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/2029	0.8
Landsea Homes Corp., 8.88%, 04/01/2029	0.8
Starwood Property Trust, Inc., 6.00%, 04/15/2030	0.8
Harvest Midstream I LP, 7.50%, 05/15/2032	0.7
Constellation Insurance, Inc., 6.80%, 01/24/2030	0.7
Pebblebrook Hotel LP/PEB Finance Corp., 6.38%, 10/15/2029	0.7

Transamerica High Yield Bond

Class C

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica High Yield Bond

Class C

Annual Shareholder Report

October 31, 2024

Transamerica High Yield Bond

Class I

TDHIX

October 31, 2024

Fund Overview

Transamerica High Yield Bond (the "Fund") seeks a high level of current income by investing in high-yield debt securities. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$67	0.62%

How did the Fund perform last year and what affected its performance?

Relative performance was driven by a combination of security selection and allocation decisions in the fiscal year, ended October 31, 2024. By rating categories, the selection in B-rated bonds detracted the most from relative performance. In addition, the underweight allocation to CCCs and below was a notable detractor. Throughout the year, the Fund held an up-in-quality bias with an underweight to CCCs and below based on the view that valuations were stretched and these lower quality credits faced other idiosyncratic issues. This underweight weighed on relative performance as a risk-on tone persisted in markets and the lower-quality part of the benchmark continued to outpace the overall high yield market. While the up-in-quality positioning detracted from performance results in the short term, the sub-adviser believed it prudent to remain cautious as valuations remained stretched, idiosyncratic challenges persisted, and the economic outlook remained mixed. Conversely, while the Fund had lower exposure to CCCs and below, the selection within this category contributed positively to relative returns. In addition, the underweight positioning in BBs also benefited relative performance during the fiscal year.

By sector, the largest contributor was energy. Although the Fund had a relatively neutral allocation to the energy sector versus the benchmark during most of the period, security selection within the sector added value. Other sub-sector contributors during the year included the insurance and communications sectors. Notably, the communications sector was volatile as the industry grappled with broader secular changes including shifting media consumption behaviors. Company-specific challenges also created headwinds. While some of these positions detracted from performance during the first half of 2024, the selection within communications added value in the third quarter as many of the Fund’s holdings experienced positive developments and benefited from the broader risk-on rally. The largest detractors by sub-sector included consumer cyclicals, consumer non-cyclicals and technology companies, mainly due to selection.

Transamerica High Yield Bond

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Bloomberg U.S. Universal Bond Index	Bloomberg US Corporate High Yield 2% Issuer Capped Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$9,951	$10,054	$9,928
12/31/2014	$9,861	$10,036	$9,784
1/31/2015	$9,922	$10,227	$9,849
2/28/2015	$10,112	$10,167	$10,086
3/31/2015	$10,088	$10,209	$10,031
4/30/2015	$10,184	$10,197	$10,152
5/31/2015	$10,231	$10,180	$10,183
6/30/2015	$10,118	$10,066	$10,031
7/31/2015	$10,108	$10,125	$9,973
8/31/2015	$9,940	$10,095	$9,799
9/30/2015	$9,650	$10,134	$9,547
10/31/2015	$9,915	$10,167	$9,809
11/30/2015	$9,682	$10,130	$9,592
12/31/2015	$9,429	$10,079	$9,351
1/31/2016	$9,284	$10,190	$9,200
2/29/2016	$9,298	$10,263	$9,253
3/31/2016	$9,659	$10,388	$9,664
4/30/2016	$9,938	$10,459	$10,042
5/31/2016	$9,983	$10,467	$10,104
6/30/2016	$10,055	$10,652	$10,197
7/31/2016	$10,323	$10,739	$10,473
8/31/2016	$10,569	$10,751	$10,692
9/30/2016	$10,627	$10,753	$10,763
10/31/2016	$10,641	$10,682	$10,805
11/30/2016	$10,587	$10,442	$10,754
12/31/2016	$10,796	$10,473	$10,952
1/31/2017	$10,940	$10,510	$11,111
2/28/2017	$11,122	$10,591	$11,273
3/31/2017	$11,078	$10,588	$11,248
4/30/2017	$11,202	$10,675	$11,377
5/31/2017	$11,326	$10,758	$11,476
6/30/2017	$11,355	$10,749	$11,492
7/31/2017	$11,479	$10,802	$11,619
8/31/2017	$11,463	$10,895	$11,614
9/30/2017	$11,540	$10,857	$11,719
10/31/2017	$11,581	$10,870	$11,768
11/30/2017	$11,538	$10,854	$11,738
12/31/2017	$11,562	$10,901	$11,774
1/31/2018	$11,639	$10,797	$11,844
2/28/2018	$11,544	$10,694	$11,744
3/31/2018	$11,473	$10,748	$11,673
4/30/2018	$11,530	$10,676	$11,749
5/31/2018	$11,534	$10,735	$11,746
6/30/2018	$11,563	$10,719	$11,793
7/31/2018	$11,681	$10,741	$11,921
8/31/2018	$11,737	$10,794	$12,009
9/30/2018	$11,805	$10,748	$12,076
10/31/2018	$11,600	$10,658	$11,883
11/30/2018	$11,521	$10,706	$11,781
12/31/2018	$11,280	$10,874	$11,529
1/31/2019	$11,797	$11,024	$12,050
2/28/2019	$11,963	$11,036	$12,250
3/31/2019	$12,061	$11,235	$12,365
4/30/2019	$12,182	$11,251	$12,541
5/31/2019	$12,009	$11,423	$12,392
6/30/2019	$12,305	$11,585	$12,674
7/31/2019	$12,374	$11,619	$12,746
8/31/2019	$12,431	$11,882	$12,797
9/30/2019	$12,475	$11,830	$12,843
10/31/2019	$12,520	$11,869	$12,879
11/30/2019	$12,618	$11,866	$12,921
12/31/2019	$12,841	$11,884	$13,179
1/31/2020	$12,827	$12,097	$13,183
2/29/2020	$12,576	$12,278	$12,997
3/31/2020	$10,905	$12,039	$11,507
4/30/2020	$11,286	$12,280	$12,029
5/31/2020	$11,797	$12,394	$12,554
6/30/2020	$11,936	$12,498	$12,674
7/31/2020	$12,478	$12,717	$13,264
8/31/2020	$12,633	$12,644	$13,392
9/30/2020	$12,527	$12,621	$13,254
10/31/2020	$12,578	$12,576	$13,320
11/30/2020	$13,113	$12,740	$13,847
12/31/2020	$13,385	$12,784	$14,108
1/31/2021	$13,438	$12,704	$14,155
2/28/2021	$13,521	$12,540	$14,207
3/31/2021	$13,565	$12,394	$14,229
4/30/2021	$13,733	$12,498	$14,383
5/31/2021	$13,788	$12,546	$14,425
6/30/2021	$13,961	$12,637	$14,618
7/31/2021	$14,000	$12,764	$14,673
8/31/2021	$14,069	$12,756	$14,749
9/30/2021	$14,076	$12,647	$14,749
10/31/2021	$14,054	$12,636	$14,722
11/30/2021	$13,955	$12,652	$14,577
12/31/2021	$14,195	$12,643	$14,850
1/31/2022	$13,850	$12,366	$14,445
2/28/2022	$13,718	$12,197	$14,297
3/31/2022	$13,585	$11,870	$14,134
4/30/2022	$13,096	$11,427	$13,632
5/31/2022	$13,122	$11,490	$13,664
6/30/2022	$12,240	$11,261	$12,744
7/31/2022	$12,961	$11,544	$13,495
8/31/2022	$12,638	$11,244	$13,185
9/30/2022	$12,095	$10,759	$12,662
10/31/2022	$12,446	$10,641	$12,991
11/30/2022	$12,685	$11,038	$13,272
12/31/2022	$12,568	$11,001	$13,190
1/31/2023	$13,051	$11,342	$13,692
2/28/2023	$12,850	$11,063	$13,517
3/31/2023	$12,896	$11,323	$13,660
4/30/2023	$13,023	$11,392	$13,798
5/31/2023	$12,885	$11,274	$13,671
6/30/2023	$13,079	$11,256	$13,900
7/31/2023	$13,258	$11,267	$14,092
8/31/2023	$13,259	$11,200	$14,133
9/30/2023	$13,093	$10,932	$13,964
10/31/2023	$12,923	$10,768	$13,800
11/30/2023	$13,448	$11,253	$14,425
12/31/2023	$13,924	$11,680	$14,963
1/31/2024	$13,925	$11,652	$14,962
2/29/2024	$13,962	$11,512	$15,006
3/31/2024	$14,088	$11,625	$15,184
4/30/2024	$13,918	$11,353	$15,041
5/31/2024	$14,083	$11,542	$15,206
6/30/2024	$14,195	$11,647	$15,350
7/31/2024	$14,488	$11,911	$15,648
8/31/2024	$14,694	$12,087	$15,903
9/30/2024	$14,938	$12,253	$16,161
10/31/2024	$14,858	$11,974	$16,073

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I	14.98%	3.48%	4.04%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	0.18%	1.82%
Bloomberg US Corporate High Yield 2% Issuer Capped IndexFootnote Reference(b)	16.47%	4.53%	4.86%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,337,543,568
Number of Portfolio Holdings	308
Portfolio Turnover Rate	56%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,928,860
Average MaturityFootnote Reference§	4.94 years
DurationFootnote Reference†	2.92 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield Bond

Class I

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

BBB	9.0%
BB	45.2
B	34.7
CCC and Below	7.4
Not Rated	0.0Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	91.7
Other Investment Company	9.4
Loan Assignments	4.6
Repurchase Agreements	2.3
Common Stocks	0.1
Net Other Assets (Liabilities)Footnote Reference^	(8.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Vmed O2 U.K. Financing I PLC, 7.75%, 04/15/2032	1.4%
ILFC E-Capital Trust I, 3-Month Term SOFR, 6.56%, 12/21/2065	1.1
Cleveland-Cliffs, Inc., 7.00%, 03/15/2032	1.0
Smyrna Ready Mix Concrete LLC, 8.88%, 11/15/2031	1.0
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/2029	0.8
Landsea Homes Corp., 8.88%, 04/01/2029	0.8
Starwood Property Trust, Inc., 6.00%, 04/15/2030	0.8
Harvest Midstream I LP, 7.50%, 05/15/2032	0.7
Constellation Insurance, Inc., 6.80%, 01/24/2030	0.7
Pebblebrook Hotel LP/PEB Finance Corp., 6.38%, 10/15/2029	0.7

Transamerica High Yield Bond

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica High Yield Bond

Class I

Annual Shareholder Report

October 31, 2024

Transamerica High Yield Bond

Class I2

Ticker: N/A

October 31, 2024

Fund Overview

Transamerica High Yield Bond (the "Fund") seeks a high level of current income by investing in high-yield debt securities. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$66	0.61%

How did the Fund perform last year and what affected its performance?

Relative performance was driven by a combination of security selection and allocation decisions in the fiscal year, ended October 31, 2024. By rating categories, the selection in B-rated bonds detracted the most from relative performance. In addition, the underweight allocation to CCCs and below was a notable detractor. Throughout the year, the Fund held an up-in-quality bias with an underweight to CCCs and below based on the view that valuations were stretched and these lower quality credits faced other idiosyncratic issues. This underweight weighed on relative performance as a risk-on tone persisted in markets and the lower-quality part of the benchmark continued to outpace the overall high yield market. While the up-in-quality positioning detracted from performance results in the short term, the sub-adviser believed it prudent to remain cautious as valuations remained stretched, idiosyncratic challenges persisted, and the economic outlook remained mixed. Conversely, while the Fund had lower exposure to CCCs and below, the selection within this category contributed positively to relative returns. In addition, the underweight positioning in BBs also benefited relative performance during the fiscal year.

By sector, the largest contributor was energy. Although the Fund had a relatively neutral allocation to the energy sector versus the benchmark during most of the period, security selection within the sector added value. Other sub-sector contributors during the year included the insurance and communications sectors. Notably, the communications sector was volatile as the industry grappled with broader secular changes including shifting media consumption behaviors. Company-specific challenges also created headwinds. While some of these positions detracted from performance during the first half of 2024, the selection within communications added value in the third quarter as many of the Fund’s holdings experienced positive developments and benefited from the broader risk-on rally. The largest detractors by sub-sector included consumer cyclicals, consumer non-cyclicals and technology companies, mainly due to selection.

Transamerica High Yield Bond

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Bloomberg U.S. Universal Bond Index	Bloomberg US Corporate High Yield 2% Issuer Capped Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$9,952	$10,054	$9,928
12/31/2014	$9,863	$10,036	$9,784
1/31/2015	$9,914	$10,227	$9,849
2/28/2015	$10,115	$10,167	$10,086
3/31/2015	$10,082	$10,209	$10,031
4/30/2015	$10,180	$10,197	$10,152
5/31/2015	$10,227	$10,180	$10,183
6/30/2015	$10,105	$10,066	$10,031
7/31/2015	$10,107	$10,125	$9,973
8/31/2015	$9,940	$10,095	$9,799
9/30/2015	$9,652	$10,134	$9,547
10/31/2015	$9,916	$10,167	$9,809
11/30/2015	$9,685	$10,130	$9,592
12/31/2015	$9,433	$10,079	$9,351
1/31/2016	$9,290	$10,190	$9,200
2/29/2016	$9,305	$10,263	$9,253
3/31/2016	$9,666	$10,388	$9,664
4/30/2016	$9,946	$10,459	$10,042
5/31/2016	$9,992	$10,467	$10,104
6/30/2016	$10,064	$10,652	$10,197
7/31/2016	$10,333	$10,739	$10,473
8/31/2016	$10,579	$10,751	$10,692
9/30/2016	$10,638	$10,753	$10,763
10/31/2016	$10,653	$10,682	$10,805
11/30/2016	$10,600	$10,442	$10,754
12/31/2016	$10,822	$10,473	$10,952
1/31/2017	$10,966	$10,510	$11,111
2/28/2017	$11,149	$10,591	$11,273
3/31/2017	$11,107	$10,588	$11,248
4/30/2017	$11,231	$10,675	$11,377
5/31/2017	$11,357	$10,758	$11,476
6/30/2017	$11,387	$10,749	$11,492
7/31/2017	$11,512	$10,802	$11,619
8/31/2017	$11,497	$10,895	$11,614
9/30/2017	$11,576	$10,857	$11,719
10/31/2017	$11,617	$10,870	$11,768
11/30/2017	$11,576	$10,854	$11,738
12/31/2017	$11,601	$10,901	$11,774
1/31/2018	$11,667	$10,797	$11,844
2/28/2018	$11,585	$10,694	$11,744
3/31/2018	$11,516	$10,748	$11,673
4/30/2018	$11,586	$10,676	$11,749
5/31/2018	$11,579	$10,735	$11,746
6/30/2018	$11,622	$10,719	$11,793
7/31/2018	$11,741	$10,741	$11,921
8/31/2018	$11,799	$10,794	$12,009
9/30/2018	$11,855	$10,748	$12,076
10/31/2018	$11,652	$10,658	$11,883
11/30/2018	$11,560	$10,706	$11,781
12/31/2018	$11,333	$10,874	$11,529
1/31/2019	$11,852	$11,024	$12,050
2/28/2019	$12,020	$11,036	$12,250
3/31/2019	$12,132	$11,235	$12,365
4/30/2019	$12,241	$11,251	$12,541
5/31/2019	$12,083	$11,423	$12,392
6/30/2019	$12,381	$11,585	$12,674
7/31/2019	$12,451	$11,619	$12,746
8/31/2019	$12,510	$11,882	$12,797
9/30/2019	$12,556	$11,830	$12,843
10/31/2019	$12,603	$11,869	$12,879
11/30/2019	$12,689	$11,866	$12,921
12/31/2019	$12,914	$11,884	$13,179
1/31/2020	$12,914	$12,097	$13,183
2/29/2020	$12,649	$12,278	$12,997
3/31/2020	$10,974	$12,039	$11,507
4/30/2020	$11,357	$12,280	$12,029
5/31/2020	$11,869	$12,394	$12,554
6/30/2020	$11,980	$12,498	$12,674
7/31/2020	$12,524	$12,717	$13,264
8/31/2020	$12,679	$12,644	$13,392
9/30/2020	$12,573	$12,621	$13,254
10/31/2020	$12,625	$12,576	$13,320
11/30/2020	$13,176	$12,740	$13,847
12/31/2020	$13,449	$12,784	$14,108
1/31/2021	$13,503	$12,704	$14,155
2/28/2021	$13,585	$12,540	$14,207
3/31/2021	$13,630	$12,394	$14,229
4/30/2021	$13,783	$12,498	$14,383
5/31/2021	$13,854	$12,546	$14,425
6/30/2021	$14,028	$12,637	$14,618
7/31/2021	$14,052	$12,764	$14,673
8/31/2021	$14,137	$12,756	$14,749
9/30/2021	$14,144	$12,647	$14,749
10/31/2021	$14,123	$12,636	$14,722
11/30/2021	$14,023	$12,652	$14,577
12/31/2021	$14,264	$12,643	$14,850
1/31/2022	$13,918	$12,366	$14,445
2/28/2022	$13,771	$12,197	$14,297
3/31/2022	$13,653	$11,870	$14,134
4/30/2022	$13,147	$11,427	$13,632
5/31/2022	$13,189	$11,490	$13,664
6/30/2022	$12,289	$11,261	$12,744
7/31/2022	$13,027	$11,544	$13,495
8/31/2022	$12,704	$11,244	$13,185
9/30/2022	$12,160	$10,759	$12,662
10/31/2022	$12,510	$10,641	$12,991
11/30/2022	$12,749	$11,038	$13,272
12/31/2022	$12,633	$11,001	$13,190
1/31/2023	$13,118	$11,342	$13,692
2/28/2023	$12,915	$11,063	$13,517
3/31/2023	$12,962	$11,323	$13,660
4/30/2023	$13,090	$11,392	$13,798
5/31/2023	$12,968	$11,274	$13,671
6/30/2023	$13,146	$11,256	$13,900
7/31/2023	$13,326	$11,267	$14,092
8/31/2023	$13,328	$11,200	$14,133
9/30/2023	$13,178	$10,932	$13,964
10/31/2023	$12,991	$10,768	$13,800
11/30/2023	$13,518	$11,253	$14,425
12/31/2023	$13,995	$11,680	$14,963
1/31/2024	$13,997	$11,652	$14,962
2/29/2024	$14,035	$11,512	$15,006
3/31/2024	$14,162	$11,625	$15,184
4/30/2024	$14,009	$11,353	$15,041
5/31/2024	$14,157	$11,542	$15,206
6/30/2024	$14,287	$11,647	$15,350
7/31/2024	$14,564	$11,911	$15,648
8/31/2024	$14,789	$12,087	$15,903
9/30/2024	$15,034	$12,253	$16,161
10/31/2024	$14,955	$11,974	$16,073

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I2	15.11%	3.48%	4.11%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	0.18%	1.82%
Bloomberg US Corporate High Yield 2% Issuer Capped IndexFootnote Reference(b)	16.47%	4.53%	4.86%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,337,543,568
Number of Portfolio Holdings	308
Portfolio Turnover Rate	56%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,928,860
Average MaturityFootnote Reference§	4.94 years
DurationFootnote Reference†	2.92 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield Bond

Class I2

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

BBB	9.0%
BB	45.2
B	34.7
CCC and Below	7.4
Not Rated	0.0Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	91.7
Other Investment Company	9.4
Loan Assignments	4.6
Repurchase Agreements	2.3
Common Stocks	0.1
Net Other Assets (Liabilities)Footnote Reference^	(8.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Vmed O2 U.K. Financing I PLC, 7.75%, 04/15/2032	1.4%
ILFC E-Capital Trust I, 3-Month Term SOFR, 6.56%, 12/21/2065	1.1
Cleveland-Cliffs, Inc., 7.00%, 03/15/2032	1.0
Smyrna Ready Mix Concrete LLC, 8.88%, 11/15/2031	1.0
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/2029	0.8
Landsea Homes Corp., 8.88%, 04/01/2029	0.8
Starwood Property Trust, Inc., 6.00%, 04/15/2030	0.8
Harvest Midstream I LP, 7.50%, 05/15/2032	0.7
Constellation Insurance, Inc., 6.80%, 01/24/2030	0.7
Pebblebrook Hotel LP/PEB Finance Corp., 6.38%, 10/15/2029	0.7

Transamerica High Yield Bond

Class I2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica High Yield Bond

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica High Yield Bond

Class I3

TAHTX

October 31, 2024

Fund Overview

Transamerica High Yield Bond (the "Fund") seeks a high level of current income by investing in high-yield debt securities. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I3	$66	0.61%

How did the Fund perform last year and what affected its performance?

Relative performance was driven by a combination of security selection and allocation decisions in the fiscal year, ended October 31, 2024. By rating categories, the selection in B-rated bonds detracted the most from relative performance. In addition, the underweight allocation to CCCs and below was a notable detractor. Throughout the year, the Fund held an up-in-quality bias with an underweight to CCCs and below based on the view that valuations were stretched and these lower quality credits faced other idiosyncratic issues. This underweight weighed on relative performance as a risk-on tone persisted in markets and the lower-quality part of the benchmark continued to outpace the overall high yield market. While the up-in-quality positioning detracted from performance results in the short term, the sub-adviser believed it prudent to remain cautious as valuations remained stretched, idiosyncratic challenges persisted, and the economic outlook remained mixed. Conversely, while the Fund had lower exposure to CCCs and below, the selection within this category contributed positively to relative returns. In addition, the underweight positioning in BBs also benefited relative performance during the fiscal year.

By sector, the largest contributor was energy. Although the Fund had a relatively neutral allocation to the energy sector versus the benchmark during most of the period, security selection within the sector added value. Other sub-sector contributors during the year included the insurance and communications sectors. Notably, the communications sector was volatile as the industry grappled with broader secular changes including shifting media consumption behaviors. Company-specific challenges also created headwinds. While some of these positions detracted from performance during the first half of 2024, the selection within communications added value in the third quarter as many of the Fund’s holdings experienced positive developments and benefited from the broader risk-on rally. The largest detractors by sub-sector included consumer cyclicals, consumer non-cyclicals and technology companies, mainly due to selection.

Transamerica High Yield Bond

Class I3

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I3	Bloomberg U.S. Universal Bond Index	Bloomberg US Corporate High Yield 2% Issuer Capped Index
3/24/2017	$10,000	$10,000	$10,000
3/31/2017	$10,086	$10,022	$10,104
4/30/2017	$10,199	$10,106	$10,220
5/31/2017	$10,313	$10,183	$10,309
6/30/2017	$10,340	$10,175	$10,323
7/31/2017	$10,454	$10,226	$10,437
8/31/2017	$10,441	$10,314	$10,433
9/30/2017	$10,513	$10,277	$10,527
10/31/2017	$10,551	$10,290	$10,571
11/30/2017	$10,514	$10,274	$10,544
12/31/2017	$10,536	$10,320	$10,576
1/31/2018	$10,608	$10,220	$10,640
2/28/2018	$10,522	$10,123	$10,549
3/31/2018	$10,460	$10,174	$10,486
4/30/2018	$10,524	$10,106	$10,554
5/31/2018	$10,518	$10,162	$10,551
6/30/2018	$10,557	$10,147	$10,593
7/31/2018	$10,666	$10,168	$10,709
8/31/2018	$10,719	$10,218	$10,788
9/30/2018	$10,770	$10,174	$10,848
10/31/2018	$10,586	$10,089	$10,675
11/30/2018	$10,500	$10,135	$10,583
12/31/2018	$10,281	$10,293	$10,356
1/31/2019	$10,764	$10,435	$10,824
2/28/2019	$10,917	$10,447	$11,004
3/31/2019	$11,007	$10,635	$11,107
4/30/2019	$11,118	$10,650	$11,265
5/31/2019	$10,974	$10,813	$11,132
6/30/2019	$11,233	$10,966	$11,385
7/31/2019	$11,296	$10,999	$11,449
8/31/2019	$11,350	$11,248	$11,495
9/30/2019	$11,404	$11,199	$11,537
10/31/2019	$11,434	$11,235	$11,569
11/30/2019	$11,524	$11,233	$11,607
12/31/2019	$11,729	$11,250	$11,839
1/31/2020	$11,716	$11,451	$11,842
2/29/2020	$11,475	$11,623	$11,675
3/31/2020	$9,954	$11,396	$10,337
4/30/2020	$10,315	$11,624	$10,805
5/31/2020	$10,780	$11,733	$11,277
6/30/2020	$10,881	$11,831	$11,385
7/31/2020	$11,375	$12,038	$11,915
8/31/2020	$11,515	$11,969	$12,030
9/30/2020	$11,419	$11,947	$11,906
10/31/2020	$11,466	$11,905	$11,965
11/30/2020	$11,953	$12,060	$12,439
12/31/2020	$12,202	$12,102	$12,673
1/31/2021	$12,264	$12,026	$12,715
2/28/2021	$12,338	$11,871	$12,762
3/31/2021	$12,379	$11,732	$12,782
4/30/2021	$12,519	$11,831	$12,920
5/31/2021	$12,569	$11,876	$12,958
6/30/2021	$12,727	$11,963	$13,131
7/31/2021	$12,763	$12,083	$13,181
8/31/2021	$12,826	$12,075	$13,249
9/30/2021	$12,846	$11,972	$13,248
10/31/2021	$12,827	$11,962	$13,224
11/30/2021	$12,722	$11,976	$13,094
12/31/2021	$12,955	$11,968	$13,340
1/31/2022	$12,641	$11,706	$12,976
2/28/2022	$12,507	$11,546	$12,843
3/31/2022	$12,400	$11,237	$12,697
4/30/2022	$11,941	$10,817	$12,246
5/31/2022	$11,965	$10,877	$12,275
6/30/2022	$11,161	$10,660	$11,447
7/31/2022	$11,833	$10,928	$12,123
8/31/2022	$11,539	$10,644	$11,844
9/30/2022	$11,045	$10,185	$11,374
10/31/2022	$11,362	$10,073	$11,670
11/30/2022	$11,580	$10,449	$11,922
12/31/2022	$11,474	$10,413	$11,848
1/31/2023	$11,914	$10,736	$12,299
2/28/2023	$11,731	$10,473	$12,142
3/31/2023	$11,773	$10,718	$12,271
4/30/2023	$11,889	$10,784	$12,394
5/31/2023	$11,763	$10,672	$12,280
6/30/2023	$11,925	$10,655	$12,486
7/31/2023	$12,104	$10,666	$12,659
8/31/2023	$12,090	$10,602	$12,695
9/30/2023	$11,954	$10,349	$12,544
10/31/2023	$11,800	$10,193	$12,396
11/30/2023	$12,278	$10,652	$12,958
12/31/2023	$12,712	$11,056	$13,441
1/31/2024	$12,713	$11,030	$13,440
2/29/2024	$12,747	$10,897	$13,480
3/31/2024	$12,863	$11,004	$13,639
4/30/2024	$12,708	$10,747	$13,511
5/31/2024	$12,858	$10,925	$13,659
6/30/2024	$12,977	$11,025	$13,788
7/31/2024	$13,228	$11,276	$14,056
8/31/2024	$13,432	$11,442	$14,286
9/30/2024	$13,639	$11,599	$14,517
10/31/2024	$13,583	$11,335	$14,438

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/24/17
Class I3	15.11%	3.50%	4.11%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	0.18%	1.66%
Bloomberg US Corporate High Yield 2% Issuer Capped IndexFootnote Reference(b)	16.47%	4.53%	4.95%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,337,543,568
Number of Portfolio Holdings	308
Portfolio Turnover Rate	56%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,928,860
Average MaturityFootnote Reference§	4.94 years
DurationFootnote Reference†	2.92 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield Bond

Class I3

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

BBB	9.0%
BB	45.2
B	34.7
CCC and Below	7.4
Not Rated	0.0Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	91.7
Other Investment Company	9.4
Loan Assignments	4.6
Repurchase Agreements	2.3
Common Stocks	0.1
Net Other Assets (Liabilities)Footnote Reference^	(8.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Vmed O2 U.K. Financing I PLC, 7.75%, 04/15/2032	1.4%
ILFC E-Capital Trust I, 3-Month Term SOFR, 6.56%, 12/21/2065	1.1
Cleveland-Cliffs, Inc., 7.00%, 03/15/2032	1.0
Smyrna Ready Mix Concrete LLC, 8.88%, 11/15/2031	1.0
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/2029	0.8
Landsea Homes Corp., 8.88%, 04/01/2029	0.8
Starwood Property Trust, Inc., 6.00%, 04/15/2030	0.8
Harvest Midstream I LP, 7.50%, 05/15/2032	0.7
Constellation Insurance, Inc., 6.80%, 01/24/2030	0.7
Pebblebrook Hotel LP/PEB Finance Corp., 6.38%, 10/15/2029	0.7

Transamerica High Yield Bond

Class I3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica High Yield Bond

Class I3

Annual Shareholder Report

October 31, 2024

Transamerica High Yield Bond

Class R

TAHRX

October 31, 2024

Fund Overview

Transamerica High Yield Bond (the "Fund") seeks a high level of current income by investing in high-yield debt securities. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$118	1.10%

How did the Fund perform last year and what affected its performance?

Relative performance was driven by a combination of security selection and allocation decisions in the fiscal year, ended October 31, 2024. By rating categories, the selection in B-rated bonds detracted the most from relative performance. In addition, the underweight allocation to CCCs and below was a notable detractor. Throughout the year, the Fund held an up-in-quality bias with an underweight to CCCs and below based on the view that valuations were stretched and these lower quality credits faced other idiosyncratic issues. This underweight weighed on relative performance as a risk-on tone persisted in markets and the lower-quality part of the benchmark continued to outpace the overall high yield market. While the up-in-quality positioning detracted from performance results in the short term, the sub-adviser believed it prudent to remain cautious as valuations remained stretched, idiosyncratic challenges persisted, and the economic outlook remained mixed. Conversely, while the Fund had lower exposure to CCCs and below, the selection within this category contributed positively to relative returns. In addition, the underweight positioning in BBs also benefited relative performance during the fiscal year.

By sector, the largest contributor was energy. Although the Fund had a relatively neutral allocation to the energy sector versus the benchmark during most of the period, security selection within the sector added value. Other sub-sector contributors during the year included the insurance and communications sectors. Notably, the communications sector was volatile as the industry grappled with broader secular changes including shifting media consumption behaviors. Company-specific challenges also created headwinds. While some of these positions detracted from performance during the first half of 2024, the selection within communications added value in the third quarter as many of the Fund’s holdings experienced positive developments and benefited from the broader risk-on rally. The largest detractors by sub-sector included consumer cyclicals, consumer non-cyclicals and technology companies, mainly due to selection.

Transamerica High Yield Bond

Class R

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R	Bloomberg U.S. Universal Bond Index	Bloomberg US Corporate High Yield 2% Issuer Capped Index
3/24/2017	$10,000	$10,000	$10,000
3/31/2017	$10,085	$10,022	$10,104
4/30/2017	$10,194	$10,106	$10,220
5/31/2017	$10,303	$10,183	$10,309
6/30/2017	$10,326	$10,175	$10,323
7/31/2017	$10,435	$10,226	$10,437
8/31/2017	$10,418	$10,314	$10,433
9/30/2017	$10,474	$10,277	$10,527
10/31/2017	$10,519	$10,290	$10,571
11/30/2017	$10,477	$10,274	$10,544
12/31/2017	$10,496	$10,320	$10,576
1/31/2018	$10,551	$10,220	$10,640
2/28/2018	$10,473	$10,123	$10,549
3/31/2018	$10,407	$10,174	$10,486
4/30/2018	$10,466	$10,106	$10,554
5/31/2018	$10,456	$10,162	$10,551
6/30/2018	$10,479	$10,147	$10,593
7/31/2018	$10,595	$10,168	$10,709
8/31/2018	$10,642	$10,218	$10,788
9/30/2018	$10,689	$10,174	$10,848
10/31/2018	$10,501	$10,089	$10,675
11/30/2018	$10,412	$10,135	$10,583
12/31/2018	$10,191	$10,293	$10,356
1/31/2019	$10,666	$10,435	$10,824
2/28/2019	$10,813	$10,447	$11,004
3/31/2019	$10,898	$10,635	$11,107
4/30/2019	$11,004	$10,650	$11,265
5/31/2019	$10,857	$10,813	$11,132
6/30/2019	$11,109	$10,966	$11,385
7/31/2019	$11,167	$10,999	$11,449
8/31/2019	$11,215	$11,248	$11,495
9/30/2019	$11,264	$11,199	$11,537
10/31/2019	$11,290	$11,235	$11,569
11/30/2019	$11,374	$11,233	$11,607
12/31/2019	$11,571	$11,250	$11,839
1/31/2020	$11,554	$11,451	$11,842
2/29/2020	$11,312	$11,623	$11,675
3/31/2020	$9,808	$11,396	$10,337
4/30/2020	$10,159	$11,624	$10,805
5/31/2020	$10,613	$11,733	$11,277
6/30/2020	$10,708	$11,831	$11,385
7/31/2020	$11,189	$12,038	$11,915
8/31/2020	$11,323	$11,969	$12,030
9/30/2020	$11,223	$11,947	$11,906
10/31/2020	$11,264	$11,905	$11,965
11/30/2020	$11,737	$12,060	$12,439
12/31/2020	$11,975	$12,102	$12,673
1/31/2021	$12,031	$12,026	$12,715
2/28/2021	$12,099	$11,871	$12,762
3/31/2021	$12,134	$11,732	$12,782
4/30/2021	$12,266	$11,831	$12,920
5/31/2021	$12,310	$11,876	$12,958
6/30/2021	$12,460	$11,963	$13,131
7/31/2021	$12,489	$12,083	$13,181
8/31/2021	$12,545	$12,075	$13,249
9/30/2021	$12,560	$11,972	$13,248
10/31/2021	$12,535	$11,962	$13,224
11/30/2021	$12,428	$11,976	$13,094
12/31/2021	$12,649	$11,968	$13,340
1/31/2022	$12,338	$11,706	$12,976
2/28/2022	$12,202	$11,546	$12,843
3/31/2022	$12,092	$11,237	$12,697
4/30/2022	$11,640	$10,817	$12,246
5/31/2022	$11,659	$10,877	$12,275
6/30/2022	$10,871	$10,660	$11,447
7/31/2022	$11,521	$10,928	$12,123
8/31/2022	$11,230	$10,644	$11,844
9/30/2022	$10,745	$10,185	$11,374
10/31/2022	$11,048	$10,073	$11,670
11/30/2022	$11,255	$10,449	$11,922
12/31/2022	$11,148	$10,413	$11,848
1/31/2023	$11,571	$10,736	$12,299
2/28/2023	$11,388	$10,473	$12,142
3/31/2023	$11,425	$10,718	$12,271
4/30/2023	$11,532	$10,784	$12,394
5/31/2023	$11,406	$10,672	$12,280
6/30/2023	$11,572	$10,655	$12,486
7/31/2023	$11,726	$10,666	$12,659
8/31/2023	$11,722	$10,602	$12,695
9/30/2023	$11,571	$10,349	$12,544
10/31/2023	$11,416	$10,193	$12,396
11/30/2023	$11,874	$10,652	$12,958
12/31/2023	$12,288	$11,056	$13,441
1/31/2024	$12,285	$11,030	$13,440
2/29/2024	$12,313	$10,897	$13,480
3/31/2024	$12,419	$11,004	$13,639
4/30/2024	$12,265	$10,747	$13,511
5/31/2024	$12,405	$10,925	$13,659
6/30/2024	$12,514	$11,025	$13,788
7/31/2024	$12,751	$11,276	$14,056
8/31/2024	$12,943	$11,442	$14,286
9/30/2024	$13,137	$11,599	$14,517
10/31/2024	$13,078	$11,335	$14,438

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/24/17
Class R	14.55%	2.98%	3.59%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	0.18%	1.66%
Bloomberg US Corporate High Yield 2% Issuer Capped IndexFootnote Reference(b)	16.47%	4.53%	4.95%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,337,543,568
Number of Portfolio Holdings	308
Portfolio Turnover Rate	56%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,928,860
Average MaturityFootnote Reference§	4.94 years
DurationFootnote Reference†	2.92 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield Bond

Class R

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

BBB	9.0%
BB	45.2
B	34.7
CCC and Below	7.4
Not Rated	0.0Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	91.7
Other Investment Company	9.4
Loan Assignments	4.6
Repurchase Agreements	2.3
Common Stocks	0.1
Net Other Assets (Liabilities)Footnote Reference^	(8.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Vmed O2 U.K. Financing I PLC, 7.75%, 04/15/2032	1.4%
ILFC E-Capital Trust I, 3-Month Term SOFR, 6.56%, 12/21/2065	1.1
Cleveland-Cliffs, Inc., 7.00%, 03/15/2032	1.0
Smyrna Ready Mix Concrete LLC, 8.88%, 11/15/2031	1.0
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/2029	0.8
Landsea Homes Corp., 8.88%, 04/01/2029	0.8
Starwood Property Trust, Inc., 6.00%, 04/15/2030	0.8
Harvest Midstream I LP, 7.50%, 05/15/2032	0.7
Constellation Insurance, Inc., 6.80%, 01/24/2030	0.7
Pebblebrook Hotel LP/PEB Finance Corp., 6.38%, 10/15/2029	0.7

Transamerica High Yield Bond

Class R

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica High Yield Bond

Class R

Annual Shareholder Report

October 31, 2024

Transamerica High Yield Bond

Class R4

TAHFX

October 31, 2024

Fund Overview

Transamerica High Yield Bond (the "Fund") seeks a high level of current income by investing in high-yield debt securities. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R4	$91	0.85%

How did the Fund perform last year and what affected its performance?

Relative performance was driven by a combination of security selection and allocation decisions in the fiscal year, ended October 31, 2024. By rating categories, the selection in B-rated bonds detracted the most from relative performance. In addition, the underweight allocation to CCCs and below was a notable detractor. Throughout the year, the Fund held an up-in-quality bias with an underweight to CCCs and below based on the view that valuations were stretched and these lower quality credits faced other idiosyncratic issues. This underweight weighed on relative performance as a risk-on tone persisted in markets and the lower-quality part of the benchmark continued to outpace the overall high yield market. While the up-in-quality positioning detracted from performance results in the short term, the sub-adviser believed it prudent to remain cautious as valuations remained stretched, idiosyncratic challenges persisted, and the economic outlook remained mixed. Conversely, while the Fund had lower exposure to CCCs and below, the selection within this category contributed positively to relative returns. In addition, the underweight positioning in BBs also benefited relative performance during the fiscal year.

By sector, the largest contributor was energy. Although the Fund had a relatively neutral allocation to the energy sector versus the benchmark during most of the period, security selection within the sector added value. Other sub-sector contributors during the year included the insurance and communications sectors. Notably, the communications sector was volatile as the industry grappled with broader secular changes including shifting media consumption behaviors. Company-specific challenges also created headwinds. While some of these positions detracted from performance during the first half of 2024, the selection within communications added value in the third quarter as many of the Fund’s holdings experienced positive developments and benefited from the broader risk-on rally. The largest detractors by sub-sector included consumer cyclicals, consumer non-cyclicals and technology companies, mainly due to selection.

Transamerica High Yield Bond

Class R4

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R4	Bloomberg U.S. Universal Bond Index	Bloomberg US Corporate High Yield 2% Issuer Capped Index
3/24/2017	$10,000	$10,000	$10,000
3/31/2017	$10,085	$10,022	$10,104
4/30/2017	$10,196	$10,106	$10,220
5/31/2017	$10,309	$10,183	$10,309
6/30/2017	$10,334	$10,175	$10,323
7/31/2017	$10,445	$10,226	$10,437
8/31/2017	$10,430	$10,314	$10,433
9/30/2017	$10,499	$10,277	$10,527
10/31/2017	$10,535	$10,290	$10,571
11/30/2017	$10,496	$10,274	$10,544
12/31/2017	$10,516	$10,320	$10,576
1/31/2018	$10,574	$10,220	$10,640
2/28/2018	$10,498	$10,123	$10,549
3/31/2018	$10,434	$10,174	$10,486
4/30/2018	$10,496	$10,106	$10,554
5/31/2018	$10,487	$10,162	$10,551
6/30/2018	$10,524	$10,147	$10,593
7/31/2018	$10,631	$10,168	$10,709
8/31/2018	$10,681	$10,218	$10,788
9/30/2018	$10,730	$10,174	$10,848
10/31/2018	$10,544	$10,089	$10,675
11/30/2018	$10,456	$10,135	$10,583
12/31/2018	$10,236	$10,293	$10,356
1/31/2019	$10,716	$10,435	$10,824
2/28/2019	$10,866	$10,447	$11,004
3/31/2019	$10,954	$10,635	$11,107
4/30/2019	$11,062	$10,650	$11,265
5/31/2019	$10,917	$10,813	$11,132
6/30/2019	$11,172	$10,966	$11,385
7/31/2019	$11,233	$10,999	$11,449
8/31/2019	$11,284	$11,248	$11,495
9/30/2019	$11,335	$11,199	$11,537
10/31/2019	$11,364	$11,235	$11,569
11/30/2019	$11,451	$11,233	$11,607
12/31/2019	$11,652	$11,250	$11,839
1/31/2020	$11,637	$11,451	$11,842
2/29/2020	$11,395	$11,623	$11,675
3/31/2020	$9,883	$11,396	$10,337
4/30/2020	$10,239	$11,624	$10,805
5/31/2020	$10,698	$11,733	$11,277
6/30/2020	$10,796	$11,831	$11,385
7/31/2020	$11,284	$12,038	$11,915
8/31/2020	$11,421	$11,969	$12,030
9/30/2020	$11,323	$11,947	$11,906
10/31/2020	$11,367	$11,905	$11,965
11/30/2020	$11,847	$12,060	$12,439
12/31/2020	$12,090	$12,102	$12,673
1/31/2021	$12,149	$12,026	$12,715
2/28/2021	$12,221	$11,871	$12,762
3/31/2021	$12,228	$11,732	$12,782
4/30/2021	$12,373	$11,831	$12,920
5/31/2021	$12,420	$11,876	$12,958
6/30/2021	$12,574	$11,963	$13,131
7/31/2021	$12,607	$12,083	$13,181
8/31/2021	$12,666	$12,075	$13,249
9/30/2021	$12,681	$11,972	$13,248
10/31/2021	$12,656	$11,962	$13,224
11/30/2021	$12,562	$11,976	$13,094
12/31/2021	$12,783	$11,968	$13,340
1/31/2022	$12,466	$11,706	$12,976
2/28/2022	$12,331	$11,546	$12,843
3/31/2022	$12,221	$11,237	$12,697
4/30/2022	$11,777	$10,817	$12,246
5/31/2022	$11,795	$10,877	$12,275
6/30/2022	$11,002	$10,660	$11,447
7/31/2022	$11,660	$10,928	$12,123
8/31/2022	$11,355	$10,644	$11,844
9/30/2022	$10,866	$10,185	$11,374
10/31/2022	$11,190	$10,073	$11,670
11/30/2022	$11,388	$10,449	$11,922
12/31/2022	$11,296	$10,413	$11,848
1/31/2023	$11,726	$10,736	$12,299
2/28/2023	$11,544	$10,473	$12,142
3/31/2023	$11,568	$10,718	$12,271
4/30/2023	$11,680	$10,784	$12,394
5/31/2023	$11,569	$10,672	$12,280
6/30/2023	$11,726	$10,655	$12,486
7/31/2023	$11,898	$10,666	$12,659
8/31/2023	$11,882	$10,602	$12,695
9/30/2023	$11,746	$10,349	$12,544
10/31/2023	$11,592	$10,193	$12,396
11/30/2023	$12,059	$10,652	$12,958
12/31/2023	$12,482	$11,056	$13,441
1/31/2024	$12,481	$11,030	$13,440
2/29/2024	$12,512	$10,897	$13,480
3/31/2024	$12,607	$11,004	$13,639
4/30/2024	$12,469	$10,747	$13,511
5/31/2024	$12,613	$10,925	$13,659
6/30/2024	$12,712	$11,025	$13,788
7/31/2024	$12,971	$11,276	$14,056
8/31/2024	$13,169	$11,442	$14,286
9/30/2024	$13,368	$11,599	$14,517
10/31/2024	$13,311	$11,335	$14,438

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/24/17
Class R4	14.82%	3.21%	3.83%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	0.18%	1.66%
Bloomberg US Corporate High Yield 2% Issuer Capped IndexFootnote Reference(b)	16.47%	4.53%	4.95%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,337,543,568
Number of Portfolio Holdings	308
Portfolio Turnover Rate	56%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,928,860
Average MaturityFootnote Reference§	4.94 years
DurationFootnote Reference†	2.92 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield Bond

Class R4

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

BBB	9.0%
BB	45.2
B	34.7
CCC and Below	7.4
Not Rated	0.0Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	91.7
Other Investment Company	9.4
Loan Assignments	4.6
Repurchase Agreements	2.3
Common Stocks	0.1
Net Other Assets (Liabilities)Footnote Reference^	(8.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Vmed O2 U.K. Financing I PLC, 7.75%, 04/15/2032	1.4%
ILFC E-Capital Trust I, 3-Month Term SOFR, 6.56%, 12/21/2065	1.1
Cleveland-Cliffs, Inc., 7.00%, 03/15/2032	1.0
Smyrna Ready Mix Concrete LLC, 8.88%, 11/15/2031	1.0
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/2029	0.8
Landsea Homes Corp., 8.88%, 04/01/2029	0.8
Starwood Property Trust, Inc., 6.00%, 04/15/2030	0.8
Harvest Midstream I LP, 7.50%, 05/15/2032	0.7
Constellation Insurance, Inc., 6.80%, 01/24/2030	0.7
Pebblebrook Hotel LP/PEB Finance Corp., 6.38%, 10/15/2029	0.7

Transamerica High Yield Bond

Class R4

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica High Yield Bond

Class R4

Annual Shareholder Report

October 31, 2024

Transamerica High Yield Bond

Class R6

TAHBX

October 31, 2024

Fund Overview

Transamerica High Yield Bond (the "Fund") seeks a high level of current income by investing in high-yield debt securities. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$66	0.61%

How did the Fund perform last year and what affected its performance?

Relative performance was driven by a combination of security selection and allocation decisions in the fiscal year, ended October 31, 2024. By rating categories, the selection in B-rated bonds detracted the most from relative performance. In addition, the underweight allocation to CCCs and below was a notable detractor. Throughout the year, the Fund held an up-in-quality bias with an underweight to CCCs and below based on the view that valuations were stretched and these lower quality credits faced other idiosyncratic issues. This underweight weighed on relative performance as a risk-on tone persisted in markets and the lower-quality part of the benchmark continued to outpace the overall high yield market. While the up-in-quality positioning detracted from performance results in the short term, the sub-adviser believed it prudent to remain cautious as valuations remained stretched, idiosyncratic challenges persisted, and the economic outlook remained mixed. Conversely, while the Fund had lower exposure to CCCs and below, the selection within this category contributed positively to relative returns. In addition, the underweight positioning in BBs also benefited relative performance during the fiscal year.

By sector, the largest contributor was energy. Although the Fund had a relatively neutral allocation to the energy sector versus the benchmark during most of the period, security selection within the sector added value. Other sub-sector contributors during the year included the insurance and communications sectors. Notably, the communications sector was volatile as the industry grappled with broader secular changes including shifting media consumption behaviors. Company-specific challenges also created headwinds. While some of these positions detracted from performance during the first half of 2024, the selection within communications added value in the third quarter as many of the Fund’s holdings experienced positive developments and benefited from the broader risk-on rally. The largest detractors by sub-sector included consumer cyclicals, consumer non-cyclicals and technology companies, mainly due to selection.

Transamerica High Yield Bond

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	Bloomberg U.S. Universal Bond Index	Bloomberg US Corporate High Yield 2% Issuer Capped Index
5/29/2015	$10,000	$10,000	$10,000
5/31/2015	$10,000	$10,014	$10,005
6/30/2015	$9,891	$9,903	$9,857
7/31/2015	$9,893	$9,960	$9,799
8/31/2015	$9,730	$9,931	$9,628
9/30/2015	$9,437	$9,970	$9,380
10/31/2015	$9,696	$10,002	$9,638
11/30/2015	$9,481	$9,965	$9,425
12/31/2015	$9,224	$9,915	$9,188
1/31/2016	$9,095	$10,025	$9,040
2/29/2016	$9,098	$10,096	$9,092
3/31/2016	$9,451	$10,220	$9,496
4/30/2016	$9,725	$10,289	$9,867
5/31/2016	$9,770	$10,297	$9,928
6/30/2016	$9,841	$10,479	$10,020
7/31/2016	$10,103	$10,565	$10,291
8/31/2016	$10,344	$10,576	$10,506
9/30/2016	$10,401	$10,579	$10,576
10/31/2016	$10,416	$10,509	$10,617
11/30/2016	$10,364	$10,273	$10,566
12/31/2016	$10,581	$10,303	$10,761
1/31/2017	$10,722	$10,339	$10,918
2/28/2017	$10,902	$10,419	$11,076
3/31/2017	$10,860	$10,416	$11,052
4/30/2017	$10,994	$10,502	$11,179
5/31/2017	$11,105	$10,583	$11,276
6/30/2017	$11,134	$10,574	$11,291
7/31/2017	$11,257	$10,627	$11,417
8/31/2017	$11,242	$10,719	$11,412
9/30/2017	$11,319	$10,681	$11,514
10/31/2017	$11,360	$10,694	$11,563
11/30/2017	$11,320	$10,678	$11,534
12/31/2017	$11,344	$10,725	$11,569
1/31/2018	$11,421	$10,621	$11,638
2/28/2018	$11,329	$10,521	$11,539
3/31/2018	$11,261	$10,574	$11,469
4/30/2018	$11,330	$10,503	$11,544
5/31/2018	$11,322	$10,560	$11,541
6/30/2018	$11,352	$10,545	$11,587
7/31/2018	$11,481	$10,567	$11,714
8/31/2018	$11,537	$10,619	$11,800
9/30/2018	$11,592	$10,574	$11,866
10/31/2018	$11,393	$10,485	$11,676
11/30/2018	$11,303	$10,532	$11,576
12/31/2018	$11,068	$10,697	$11,328
1/31/2019	$11,589	$10,845	$11,840
2/28/2019	$11,753	$10,857	$12,036
3/31/2019	$11,850	$11,053	$12,150
4/30/2019	$11,969	$11,068	$12,322
5/31/2019	$11,815	$11,238	$12,176
6/30/2019	$12,093	$11,397	$12,453
7/31/2019	$12,162	$11,431	$12,524
8/31/2019	$12,219	$11,689	$12,574
9/30/2019	$12,277	$11,639	$12,620
10/31/2019	$12,310	$11,676	$12,654
11/30/2019	$12,407	$11,674	$12,696
12/31/2019	$12,627	$11,691	$12,950
1/31/2020	$12,614	$11,901	$12,953
2/29/2020	$12,354	$12,079	$12,770
3/31/2020	$10,717	$11,843	$11,307
4/30/2020	$11,105	$12,080	$11,819
5/31/2020	$11,605	$12,193	$12,335
6/30/2020	$11,714	$12,295	$12,453
7/31/2020	$12,246	$12,511	$13,033
8/31/2020	$12,397	$12,439	$13,159
9/30/2020	$12,293	$12,416	$13,023
10/31/2020	$12,344	$12,372	$13,087
11/30/2020	$12,868	$12,534	$13,606
12/31/2020	$13,136	$12,577	$13,862
1/31/2021	$13,203	$12,498	$13,908
2/28/2021	$13,283	$12,337	$13,959
3/31/2021	$13,327	$12,193	$13,981
4/30/2021	$13,477	$12,295	$14,132
5/31/2021	$13,532	$12,342	$14,174
6/30/2021	$13,717	$12,432	$14,363
7/31/2021	$13,740	$12,557	$14,417
8/31/2021	$13,823	$12,549	$14,492
9/30/2021	$13,830	$12,442	$14,491
10/31/2021	$13,809	$12,431	$14,465
11/30/2021	$13,696	$12,447	$14,323
12/31/2021	$13,947	$12,438	$14,591
1/31/2022	$13,609	$12,165	$14,193
2/28/2022	$13,465	$12,000	$14,048
3/31/2022	$13,350	$11,678	$13,888
4/30/2022	$12,855	$11,242	$13,395
5/31/2022	$12,881	$11,304	$13,426
6/30/2022	$12,016	$11,078	$12,522
7/31/2022	$12,739	$11,357	$13,260
8/31/2022	$12,423	$11,061	$12,955
9/30/2022	$11,891	$10,585	$12,441
10/31/2022	$12,233	$10,469	$12,764
11/30/2022	$12,467	$10,859	$13,040
12/31/2022	$12,353	$10,822	$12,960
1/31/2023	$12,827	$11,158	$13,453
2/28/2023	$12,630	$10,884	$13,282
3/31/2023	$12,675	$11,139	$13,422
4/30/2023	$12,800	$11,207	$13,557
5/31/2023	$12,665	$11,091	$13,433
6/30/2023	$12,839	$11,074	$13,657
7/31/2023	$13,031	$11,085	$13,846
8/31/2023	$13,016	$11,018	$13,886
9/30/2023	$12,870	$10,755	$13,721
10/31/2023	$12,704	$10,593	$13,559
11/30/2023	$13,219	$11,070	$14,174
12/31/2023	$13,686	$11,490	$14,702
1/31/2024	$13,687	$11,463	$14,702
2/29/2024	$13,724	$11,325	$14,744
3/31/2024	$13,848	$11,436	$14,919
4/30/2024	$13,682	$11,169	$14,779
5/31/2024	$13,843	$11,354	$14,941
6/30/2024	$13,971	$11,458	$15,082
7/31/2024	$14,241	$11,718	$15,375
8/31/2024	$14,462	$11,891	$15,626
9/30/2024	$14,684	$12,054	$15,879
10/31/2024	$14,624	$11,780	$15,793

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 5/29/15
Class R6	15.11%	3.50%	4.11%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	0.18%	1.75%
Bloomberg US Corporate High Yield 2% Issuer Capped IndexFootnote Reference(b)	16.47%	4.53%	4.97%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,337,543,568
Number of Portfolio Holdings	308
Portfolio Turnover Rate	56%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,928,860
Average MaturityFootnote Reference§	4.94 years
DurationFootnote Reference†	2.92 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield Bond

Class R6

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

BBB	9.0%
BB	45.2
B	34.7
CCC and Below	7.4
Not Rated	0.0Footnote Reference*
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	91.7
Other Investment Company	9.4
Loan Assignments	4.6
Repurchase Agreements	2.3
Common Stocks	0.1
Net Other Assets (Liabilities)Footnote Reference^	(8.1)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Vmed O2 U.K. Financing I PLC, 7.75%, 04/15/2032	1.4%
ILFC E-Capital Trust I, 3-Month Term SOFR, 6.56%, 12/21/2065	1.1
Cleveland-Cliffs, Inc., 7.00%, 03/15/2032	1.0
Smyrna Ready Mix Concrete LLC, 8.88%, 11/15/2031	1.0
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/2029	0.8
Landsea Homes Corp., 8.88%, 04/01/2029	0.8
Starwood Property Trust, Inc., 6.00%, 04/15/2030	0.8
Harvest Midstream I LP, 7.50%, 05/15/2032	0.7
Constellation Insurance, Inc., 6.80%, 01/24/2030	0.7
Pebblebrook Hotel LP/PEB Finance Corp., 6.38%, 10/15/2029	0.7

Transamerica High Yield Bond

Class R6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica High Yield Bond

Class R6

Annual Shareholder Report

October 31, 2024

Transamerica High Yield ESG

Class I

TAJEX

October 31, 2024

Fund Overview

Transamerica High Yield ESG (the "Fund") seeks a high level of current income. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$82	0.77%

How did the Fund perform last year and what affected its performance?

Relative performance was driven by a combination of security selection and allocation decisions in the fiscal year, ended October 31, 2024. By rating categories, the exposure within CCCs and below detracted the most from relative returns due to selection and allocation drivers. Throughout the year, the Fund held an up-in-quality bias with an underweight to CCCs and below based on the sub-adviser’s view that valuations were stretched and these lower quality credits faced other idiosyncratic issues. The Fund’s ESG focus also typically leads to underweight allocations to lower-quality companies. While ESG categories and credit ratings are not perfectly correlated, many of the lower-quality companies tend to have weaker ESG profiles, primarily due to governance issues as well as fewer resources focused on ESG matters. These characteristics typically result in a persistent up-in-quality bias within the Fund. This underweight weighed on the relative performance as the risk-on tone persisted in markets and the lower-quality part of the benchmark continued to outpace the overall high yield market. While the up-in-quality positioning detracted from performance results in the short term, the sub-adviser believed it prudent to remain cautious as valuations remained stretched, idiosyncratic challenges persisted, and the economic outlook remained mixed. In addition, the selection within CCCs and B-rated bonds detracted. A modest overweight allocation to investment grade bonds also detracted from performance results. Conversely, the allocation and positioning within BBs and Bs contributed during the year.

By sector, the largest contributor in the fiscal year was the energy segment due to the Fund’s underweight allocation relative to the benchmark. Given the Fund’s ESG focus, it typically exhibits little-to-no exposure to the energy sector. As the energy sector lagged the overall high yield market during the fiscal year, the Fund’s material underweight allocation contributed positively to excess returns. Other sub-sector contributors during the year included the banking and insurance sectors due to a mix of strong security selection and advantageous positioning. The largest detractors by sub-sector included consumer cyclicals, communications, and consumer non-cyclicals, mainly due to selection.

Transamerica High Yield ESG

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Bloomberg U.S. Universal Bond Index	Bloomberg US Corporate High Yield 2% Issuer Capped Index
7/31/2020	$10,000	$10,000	$10,000
7/31/2020	$10,000	$10,007	$10,017
8/31/2020	$10,019	$9,949	$10,114
9/30/2020	$9,950	$9,931	$10,010
10/31/2020	$9,992	$9,895	$10,059
11/30/2020	$10,277	$10,025	$10,458
12/31/2020	$10,371	$10,059	$10,655
1/31/2021	$10,362	$9,996	$10,690
2/28/2021	$10,340	$9,867	$10,729
3/31/2021	$10,332	$9,752	$10,746
4/30/2021	$10,415	$9,834	$10,862
5/31/2021	$10,438	$9,872	$10,894
6/30/2021	$10,531	$9,944	$11,040
7/31/2021	$10,575	$10,043	$11,081
8/31/2021	$10,628	$10,037	$11,139
9/30/2021	$10,618	$9,951	$11,138
10/31/2021	$10,567	$9,943	$11,118
11/30/2021	$10,484	$9,955	$11,009
12/31/2021	$10,675	$9,948	$11,215
1/31/2022	$10,392	$9,730	$10,909
2/28/2022	$10,243	$9,597	$10,797
3/31/2022	$10,162	$9,340	$10,674
4/30/2022	$9,769	$8,992	$10,295
5/31/2022	$9,816	$9,041	$10,320
6/30/2022	$9,196	$8,860	$9,624
7/31/2022	$9,740	$9,083	$10,192
8/31/2022	$9,496	$8,847	$9,958
9/30/2022	$9,043	$8,466	$9,563
10/31/2022	$9,327	$8,373	$9,811
11/30/2022	$9,503	$8,685	$10,023
12/31/2022	$9,473	$8,656	$9,961
1/31/2023	$9,809	$8,924	$10,340
2/28/2023	$9,630	$8,705	$10,208
3/31/2023	$9,726	$8,909	$10,316
4/30/2023	$9,818	$8,964	$10,420
5/31/2023	$9,708	$8,871	$10,324
6/30/2023	$9,858	$8,857	$10,497
7/31/2023	$9,988	$8,866	$10,643
8/31/2023	$9,995	$8,812	$10,673
9/30/2023	$9,837	$8,602	$10,546
10/31/2023	$9,672	$8,473	$10,422
11/30/2023	$10,096	$8,854	$10,894
12/31/2023	$10,456	$9,190	$11,300
1/31/2024	$10,452	$9,168	$11,300
2/29/2024	$10,420	$9,058	$11,333
3/31/2024	$10,524	$9,147	$11,467
4/30/2024	$10,363	$8,933	$11,359
5/31/2024	$10,480	$9,081	$11,484
6/30/2024	$10,599	$9,164	$11,592
7/31/2024	$10,794	$9,372	$11,818
8/31/2024	$10,952	$9,510	$12,010
9/30/2024	$11,122	$9,641	$12,205
10/31/2024	$11,023	$9,422	$12,139

Average Annual Total Returns

	1 Year	10 Years or Since Inception 7/31/20
Class I	13.96%	2.32%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	(1.39%)
Bloomberg US Corporate High Yield 2% Issuer Capped IndexFootnote Reference(b)	16.47%	4.66%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$53,063,384
Number of Portfolio Holdings	222
Portfolio Turnover Rate	31%
Total Advisory Fees Paid (net of waivers and reimbursements)	$275,587
Average MaturityFootnote Reference§	4.26 years
DurationFootnote Reference†	2.96 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield ESG

Class I

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

BBB	8.4%
BB	48.4
B	30.5
CCC and Below	6.9
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	94.2%
Other Investment Company	6.1
Repurchase Agreements	1.7
Net Other Assets (Liabilities)Footnote Reference^	(2.0)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Century Communities, Inc., 6.75%, 06/01/2027	2.2%
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/2028	1.5
Western Digital Corp., 4.75%, 02/15/2026	1.4
Vmed O2 U.K. Financing I PLC, 7.75%, 04/15/2032	1.3
Iron Mountain, Inc., 5.25%, 03/15/2028	1.3
Clearway Energy Operating LLC, 4.75%, 03/15/2028	1.2
Advanced Drainage Systems, Inc., 5.00%, 09/30/2027	1.2
Enviri Corp., 5.75%, 07/31/2027	1.1
Post Holdings, Inc., 4.63%, 04/15/2030	1.1
Primo Water Holdings, Inc., 4.38%, 04/30/2029	1.0

Transamerica High Yield ESG

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica High Yield ESG

Class I

Annual Shareholder Report

October 31, 2024

Transamerica High Yield ESG

Class I2

TAKJX

October 31, 2024

Fund Overview

Transamerica High Yield ESG (the "Fund") seeks a high level of current income. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$80	0.75%

How did the Fund perform last year and what affected its performance?

Relative performance was driven by a combination of security selection and allocation decisions in the fiscal year, ended October 31, 2024. By rating categories, the exposure within CCCs and below detracted the most from relative returns due to selection and allocation drivers. Throughout the year, the Fund held an up-in-quality bias with an underweight to CCCs and below based on the sub-adviser’s view that valuations were stretched and these lower quality credits faced other idiosyncratic issues. The Fund’s ESG focus also typically leads to underweight allocations to lower-quality companies. While ESG categories and credit ratings are not perfectly correlated, many of the lower-quality companies tend to have weaker ESG profiles, primarily due to governance issues as well as fewer resources focused on ESG matters. These characteristics typically result in a persistent up-in-quality bias within the Fund. This underweight weighed on the relative performance as the risk-on tone persisted in markets and the lower-quality part of the benchmark continued to outpace the overall high yield market. While the up-in-quality positioning detracted from performance results in the short term, the sub-adviser believed it prudent to remain cautious as valuations remained stretched, idiosyncratic challenges persisted, and the economic outlook remained mixed. In addition, the selection within CCCs and B-rated bonds detracted. A modest overweight allocation to investment grade bonds also detracted from performance results. Conversely, the allocation and positioning within BBs and Bs contributed during the year.

By sector, the largest contributor in the fiscal year was the energy segment due to the Fund’s underweight allocation relative to the benchmark. Given the Fund’s ESG focus, it typically exhibits little-to-no exposure to the energy sector. As the energy sector lagged the overall high yield market during the fiscal year, the Fund’s material underweight allocation contributed positively to excess returns. Other sub-sector contributors during the year included the banking and insurance sectors due to a mix of strong security selection and advantageous positioning. The largest detractors by sub-sector included consumer cyclicals, communications, and consumer non-cyclicals, mainly due to selection.

Transamerica High Yield ESG

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Bloomberg U.S. Universal Bond Index	Bloomberg US Corporate High Yield 2% Issuer Capped Index
7/31/2020	$10,000	$10,000	$10,000
7/31/2020	$10,000	$10,007	$10,017
8/31/2020	$10,019	$9,949	$10,114
9/30/2020	$9,950	$9,931	$10,010
10/31/2020	$9,992	$9,895	$10,059
11/30/2020	$10,277	$10,025	$10,458
12/31/2020	$10,372	$10,059	$10,655
1/31/2021	$10,363	$9,996	$10,690
2/28/2021	$10,341	$9,867	$10,729
3/31/2021	$10,333	$9,752	$10,746
4/30/2021	$10,417	$9,834	$10,862
5/31/2021	$10,440	$9,872	$10,894
6/30/2021	$10,533	$9,944	$11,040
7/31/2021	$10,577	$10,043	$11,081
8/31/2021	$10,631	$10,037	$11,139
9/30/2021	$10,620	$9,951	$11,138
10/31/2021	$10,570	$9,943	$11,118
11/30/2021	$10,497	$9,955	$11,009
12/31/2021	$10,678	$9,948	$11,215
1/31/2022	$10,395	$9,730	$10,909
2/28/2022	$10,246	$9,597	$10,797
3/31/2022	$10,165	$9,340	$10,674
4/30/2022	$9,772	$8,992	$10,295
5/31/2022	$9,819	$9,041	$10,320
6/30/2022	$9,199	$8,860	$9,624
7/31/2022	$9,744	$9,083	$10,192
8/31/2022	$9,500	$8,847	$9,958
9/30/2022	$9,079	$8,466	$9,563
10/31/2022	$9,375	$8,373	$9,811
11/30/2022	$9,551	$8,685	$10,023
12/31/2022	$9,510	$8,656	$9,961
1/31/2023	$9,858	$8,924	$10,340
2/28/2023	$9,668	$8,705	$10,208
3/31/2023	$9,775	$8,909	$10,316
4/30/2023	$9,868	$8,964	$10,420
5/31/2023	$9,758	$8,871	$10,324
6/30/2023	$9,897	$8,857	$10,497
7/31/2023	$10,039	$8,866	$10,643
8/31/2023	$10,046	$8,812	$10,673
9/30/2023	$9,877	$8,602	$10,546
10/31/2023	$9,724	$8,473	$10,422
11/30/2023	$10,149	$8,854	$10,894
12/31/2023	$10,509	$9,190	$11,300
1/31/2024	$10,493	$9,168	$11,300
2/29/2024	$10,462	$9,058	$11,333
3/31/2024	$10,567	$9,147	$11,467
4/30/2024	$10,418	$8,933	$11,359
5/31/2024	$10,524	$9,081	$11,484
6/30/2024	$10,655	$9,164	$11,592
7/31/2024	$10,851	$9,372	$11,818
8/31/2024	$11,009	$9,510	$12,010
9/30/2024	$11,166	$9,641	$12,205
10/31/2024	$11,081	$9,422	$12,139

Average Annual Total Returns

	1 Year	10 Years or Since Inception 7/31/20
Class I2	13.95%	2.44%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	(1.39%)
Bloomberg US Corporate High Yield 2% Issuer Capped IndexFootnote Reference(b)	16.47%	4.66%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$53,063,384
Number of Portfolio Holdings	222
Portfolio Turnover Rate	31%
Total Advisory Fees Paid (net of waivers and reimbursements)	$275,587
Average MaturityFootnote Reference§	4.26 years
DurationFootnote Reference†	2.96 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield ESG

Class I2

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

BBB	8.4%
BB	48.4
B	30.5
CCC and Below	6.9
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	94.2%
Other Investment Company	6.1
Repurchase Agreements	1.7
Net Other Assets (Liabilities)Footnote Reference^	(2.0)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Century Communities, Inc., 6.75%, 06/01/2027	2.2%
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/2028	1.5
Western Digital Corp., 4.75%, 02/15/2026	1.4
Vmed O2 U.K. Financing I PLC, 7.75%, 04/15/2032	1.3
Iron Mountain, Inc., 5.25%, 03/15/2028	1.3
Clearway Energy Operating LLC, 4.75%, 03/15/2028	1.2
Advanced Drainage Systems, Inc., 5.00%, 09/30/2027	1.2
Enviri Corp., 5.75%, 07/31/2027	1.1
Post Holdings, Inc., 4.63%, 04/15/2030	1.1
Primo Water Holdings, Inc., 4.38%, 04/30/2029	1.0

Transamerica High Yield ESG

Class I2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica High Yield ESG

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica High Yield ESG

Class R6

TAVSX

October 31, 2024

Fund Overview

Transamerica High Yield ESG (the "Fund") seeks a high level of current income. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$80	0.75%

How did the Fund perform last year and what affected its performance?

Relative performance was driven by a combination of security selection and allocation decisions in the fiscal year, ended October 31, 2024. By rating categories, the exposure within CCCs and below detracted the most from relative returns due to selection and allocation drivers. Throughout the year, the Fund held an up-in-quality bias with an underweight to CCCs and below based on the sub-adviser’s view that valuations were stretched and these lower quality credits faced other idiosyncratic issues. The Fund’s ESG focus also typically leads to underweight allocations to lower-quality companies. While ESG categories and credit ratings are not perfectly correlated, many of the lower-quality companies tend to have weaker ESG profiles, primarily due to governance issues as well as fewer resources focused on ESG matters. These characteristics typically result in a persistent up-in-quality bias within the Fund. This underweight weighed on the relative performance as the risk-on tone persisted in markets and the lower-quality part of the benchmark continued to outpace the overall high yield market. While the up-in-quality positioning detracted from performance results in the short term, the sub-adviser believed it prudent to remain cautious as valuations remained stretched, idiosyncratic challenges persisted, and the economic outlook remained mixed. In addition, the selection within CCCs and B-rated bonds detracted. A modest overweight allocation to investment grade bonds also detracted from performance results. Conversely, the allocation and positioning within BBs and Bs contributed during the year.

By sector, the largest contributor in the fiscal year was the energy segment due to the Fund’s underweight allocation relative to the benchmark. Given the Fund’s ESG focus, it typically exhibits little-to-no exposure to the energy sector. As the energy sector lagged the overall high yield market during the fiscal year, the Fund’s material underweight allocation contributed positively to excess returns. Other sub-sector contributors during the year included the banking and insurance sectors due to a mix of strong security selection and advantageous positioning. The largest detractors by sub-sector included consumer cyclicals, communications, and consumer non-cyclicals, mainly due to selection.

Transamerica High Yield ESG

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	Bloomberg U.S. Universal Bond Index	Bloomberg US Corporate High Yield 2% Issuer Capped Index
3/1/2023	$10,000	$10,000	$10,000
3/31/2023	$10,133	$10,290	$10,125
4/30/2023	$10,229	$10,353	$10,227
5/31/2023	$10,114	$10,246	$10,133
6/30/2023	$10,258	$10,230	$10,302
7/31/2023	$10,406	$10,240	$10,445
8/31/2023	$10,413	$10,178	$10,475
9/30/2023	$10,238	$9,935	$10,350
10/31/2023	$10,079	$9,786	$10,228
11/30/2023	$10,519	$10,226	$10,692
12/31/2023	$10,893	$10,615	$11,090
1/31/2024	$10,889	$10,589	$11,090
2/29/2024	$10,844	$10,462	$11,122
3/31/2024	$10,965	$10,565	$11,254
4/30/2024	$10,798	$10,318	$11,148
5/31/2024	$10,908	$10,489	$11,271
6/30/2024	$11,044	$10,585	$11,377
7/31/2024	$11,246	$10,825	$11,598
8/31/2024	$11,410	$10,985	$11,787
9/30/2024	$11,573	$11,135	$11,978
10/31/2024	$11,485	$10,882	$11,913

Average Annual Total Returns

	1 Year	10 Years or Since Inception 3/1/23
Class R6	13.94%	8.65%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	5.20%
Bloomberg US Corporate High Yield 2% Issuer Capped IndexFootnote Reference(b)	16.47%	11.06%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$53,063,384
Number of Portfolio Holdings	222
Portfolio Turnover Rate	31%
Total Advisory Fees Paid (net of waivers and reimbursements)	$275,587
Average MaturityFootnote Reference§	4.26 years
DurationFootnote Reference†	2.96 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield ESG

Class R6

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

BBB	8.4%
BB	48.4
B	30.5
CCC and Below	6.9
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	94.2%
Other Investment Company	6.1
Repurchase Agreements	1.7
Net Other Assets (Liabilities)Footnote Reference^	(2.0)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Century Communities, Inc., 6.75%, 06/01/2027	2.2%
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/2028	1.5
Western Digital Corp., 4.75%, 02/15/2026	1.4
Vmed O2 U.K. Financing I PLC, 7.75%, 04/15/2032	1.3
Iron Mountain, Inc., 5.25%, 03/15/2028	1.3
Clearway Energy Operating LLC, 4.75%, 03/15/2028	1.2
Advanced Drainage Systems, Inc., 5.00%, 09/30/2027	1.2
Enviri Corp., 5.75%, 07/31/2027	1.1
Post Holdings, Inc., 4.63%, 04/15/2030	1.1
Primo Water Holdings, Inc., 4.38%, 04/30/2029	1.0

Transamerica High Yield ESG

Class R6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica High Yield ESG

Class R6

Annual Shareholder Report

October 31, 2024

Transamerica High Yield Muni

Class A

THAYX

October 31, 2024

Fund Overview

Transamerica High Yield Muni (the "Fund") seeks to maximize total return through investment in medium- and lower-grade municipal securities that are exempt from federal income tax. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$98	0.91%

How did the Fund perform last year and what affected its performance?

At fiscal year-end on October 31, 2024, the spread between high-yield and investment-grade municipal yields was near historic lows at 178 basis points ("bps"). Since 1995, the narrowest spread between the two has been 113 bps, with an average spread of 286 bps.

Year-to-date, municipal bond mutual funds have seen approximately $20 billion in outflows, while municipal ETFs have welcomed $11 billion in inflows.

Issuance year-to-date was up 43% compared to the same period last year. Through October, gross issuance totaled $437 billion, with a net supply of $155 billion.

The Fund reduced its duration from 10.11 years to 8.39 years during the fiscal year, positioning it longer than the benchmark duration of 6.65 years.

The Fund’s holdings with durations of 9+ years duration bucket was the strongest performer over the year, as a combination of credit spread tightening and an interest rate rally boosted returns. An overweight allocation to the front end also provided positive returns relative to the benchmark.

Sector-wise, allocations to hospitals/healthcare and the education sectors outperformed compared to the benchmark. However, a 7.95% allocation to insured AA credits weighed on returns, as these holdings did not offer the total return opportunities seen in pure high-yield bonds.

The Fund continued to find value in high-yield issues in the primary market, as many deals traded higher in the secondary market due to dynamic pricing from issuers, generating valuable sell-side alpha. Leveraging its proprietary trading system, the Fund capitalized on high-yield demand, with many bonds trading above their evaluations. The Fund’s focus has remained on sectors such as housing, charter schools, and healthcare, where the sub-adviser believes strong credit stories offer the potential for excess risk-adjusted returns. Given the increased inflows into high yield municipals in 2024, the Fund also benefited from larger index deals, which tended to attract higher demand.

With credit spreads near historic lows, security selection and rigorous credit monitoring has continued to remain critical to capital preservation.

Transamerica High Yield Muni

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	S&P Municipal Bond Index	Bloomberg High Yield Municipal Bond Index
10/31/2014	$9,671	$10,000	$10,000
11/30/2014	$9,718	$10,017	$10,104
12/31/2014	$9,831	$10,071	$10,158
1/31/2015	$10,098	$10,242	$10,340
2/28/2015	$10,001	$10,148	$10,298
3/31/2015	$10,067	$10,173	$10,271
4/30/2015	$10,015	$10,127	$10,229
5/31/2015	$9,977	$10,105	$10,344
6/30/2015	$9,898	$10,072	$9,963
7/31/2015	$10,020	$10,143	$9,909
8/31/2015	$10,063	$10,169	$9,950
9/30/2015	$10,194	$10,244	$10,161
10/31/2015	$10,274	$10,288	$10,285
11/30/2015	$10,331	$10,332	$10,326
12/31/2015	$10,460	$10,405	$10,342
1/31/2016	$10,560	$10,515	$10,401
2/29/2016	$10,580	$10,531	$10,515
3/31/2016	$10,702	$10,575	$10,626
4/30/2016	$10,806	$10,650	$10,690
5/31/2016	$10,900	$10,683	$10,831
6/30/2016	$11,128	$10,858	$11,168
7/31/2016	$11,121	$10,859	$11,241
8/31/2016	$11,176	$10,884	$11,281
9/30/2016	$11,139	$10,843	$11,311
10/31/2016	$10,964	$10,754	$11,171
11/30/2016	$10,264	$10,382	$10,506
12/31/2016	$10,399	$10,485	$10,651
1/31/2017	$10,441	$10,540	$10,801
2/28/2017	$10,551	$10,611	$11,058
3/31/2017	$10,633	$10,634	$11,083
4/30/2017	$10,765	$10,710	$11,158
5/31/2017	$11,003	$10,851	$11,329
6/30/2017	$10,994	$10,827	$11,304
7/31/2017	$11,080	$10,898	$11,378
8/31/2017	$11,204	$10,984	$11,535
9/30/2017	$11,183	$10,933	$11,473
10/31/2017	$11,212	$10,948	$11,505
11/30/2017	$11,223	$10,901	$11,534
12/31/2017	$11,388	$11,004	$11,684
1/31/2018	$11,254	$10,900	$11,574
2/28/2018	$11,198	$10,857	$11,582
3/31/2018	$11,298	$10,902	$11,752
4/30/2018	$11,283	$10,865	$11,805
5/31/2018	$11,446	$10,988	$12,052
6/30/2018	$11,461	$11,001	$12,112
7/31/2018	$11,504	$11,030	$12,154
8/31/2018	$11,556	$11,050	$12,252
9/30/2018	$11,489	$10,986	$12,203
10/31/2018	$11,346	$10,914	$12,051
11/30/2018	$11,333	$11,027	$12,135
12/31/2018	$11,441	$11,153	$12,239
1/31/2019	$11,494	$11,235	$12,321
2/28/2019	$11,564	$11,294	$12,388
3/31/2019	$11,834	$11,461	$12,708
4/30/2019	$11,857	$11,499	$12,780
5/31/2019	$12,055	$11,654	$12,987
6/30/2019	$12,144	$11,704	$13,055
7/31/2019	$12,212	$11,794	$13,137
8/31/2019	$12,436	$11,963	$13,453
9/30/2019	$12,401	$11,886	$13,426
10/31/2019	$12,428	$11,904	$13,454
11/30/2019	$12,465	$11,924	$13,506
12/31/2019	$12,522	$11,963	$13,546
1/31/2020	$12,735	$12,158	$13,880
2/29/2020	$12,940	$12,305	$14,173
3/31/2020	$11,669	$11,894	$12,614
4/30/2020	$11,468	$11,754	$12,188
5/31/2020	$11,807	$12,105	$12,686
6/30/2020	$12,210	$12,199	$13,188
7/31/2020	$12,443	$12,371	$13,547
8/31/2020	$12,484	$12,341	$13,582
9/30/2020	$12,494	$12,343	$13,596
10/31/2020	$12,502	$12,326	$13,620
11/30/2020	$12,755	$12,482	$13,947
12/31/2020	$12,953	$12,556	$14,209
1/31/2021	$13,183	$12,626	$14,505
2/28/2021	$13,121	$12,454	$14,353
3/31/2021	$13,232	$12,523	$14,508
4/30/2021	$13,430	$12,624	$14,721
5/31/2021	$13,616	$12,674	$14,890
6/30/2021	$13,777	$12,711	$15,079
7/31/2021	$13,908	$12,800	$15,260
8/31/2021	$13,883	$12,765	$15,236
9/30/2021	$13,744	$12,678	$15,136
10/31/2021	$13,729	$12,666	$15,075
11/30/2021	$13,924	$12,759	$15,273
12/31/2021	$13,959	$12,777	$15,312
1/31/2022	$13,672	$12,472	$14,884
2/28/2022	$13,510	$12,409	$14,849
3/31/2022	$12,966	$12,071	$14,313
4/30/2022	$12,189	$11,744	$13,804
5/31/2022	$12,381	$11,917	$13,956
6/30/2022	$11,761	$11,706	$13,510
7/31/2022	$12,362	$12,008	$14,014
8/31/2022	$11,986	$11,734	$13,703
9/30/2022	$11,133	$11,308	$12,858
10/31/2022	$10,873	$11,227	$12,595
11/30/2022	$11,521	$11,747	$13,328
12/31/2022	$11,457	$11,750	$13,306
1/31/2023	$12,006	$12,081	$13,897
2/28/2023	$11,641	$11,800	$13,461
3/31/2023	$11,809	$12,045	$13,670
4/30/2023	$11,839	$12,030	$13,749
5/31/2023	$11,763	$11,940	$13,654
6/30/2023	$11,994	$12,046	$13,896
7/31/2023	$12,058	$12,076	$13,986
8/31/2023	$11,910	$11,943	$13,774
9/30/2023	$11,572	$11,624	$13,306
10/31/2023	$11,388	$11,492	$13,093
11/30/2023	$12,174	$12,170	$14,108
12/31/2023	$12,517	$12,458	$14,531
1/31/2024	$12,583	$12,439	$14,464
2/29/2024	$12,638	$12,449	$14,578
3/31/2024	$12,692	$12,446	$14,751
4/30/2024	$12,490	$12,313	$14,660
5/31/2024	$12,571	$12,284	$14,772
6/30/2024	$12,910	$12,479	$15,133
7/31/2024	$13,053	$12,587	$15,299
8/31/2024	$13,185	$12,690	$15,479
9/30/2024	$13,417	$12,818	$15,618
10/31/2024	$13,227	$12,651	$15,381

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class A with Load	12.36%	0.59%	2.84%
Class A	16.14%	1.25%	3.18%
S&P Municipal Bond IndexFootnote Reference(a)	10.08%	1.22%	2.38%
Bloomberg High Yield Municipal Bond IndexFootnote Reference(b)	17.47%	2.71%	4.40%
Footnote	Description
Footnote(a)	S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg High Yield Municipal Bond Index is comprised of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody's Investors Service with a remaining maturity of at least one year. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$117,508,754
Number of Portfolio Holdings	228
Portfolio Turnover Rate	77%
Total Advisory Fees Paid (net of waivers and reimbursements)	$602,287
Average MaturityFootnote Reference§	14.03 years
DurationFootnote Reference†	8.39 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield Muni

Class A

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	2.6%
AAA	0.3
AA	8.0
A	5.9
BBB	22.1
BB	8.2
B	0.0Footnote Reference*
Not Rated	49.3
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Municipal Government Obligations	93.7%
U.S. Government Obligations	2.6
Repurchase Agreements	2.2
Corporate Debt Securities	0.1
Net Other Assets (Liabilities)Footnote Reference^	1.4
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Development Authority of Lagrange, Revenue Bonds, Series A, 5.00%, 10/15/2052	2.9%
U.S. Treasury Bonds, 4.50%, 02/15/2044	2.5
Industrial Development Authority of the County of Pima, Revenue Bonds, 5.00%, 07/01/2056	1.8
Washington State Housing Finance Commission, Revenue Bonds, 6.38%, 07/01/2063	1.7
Pennsylvania Economic Development Financing Authority, Revenue Bonds, 4.00%, 07/01/2046	1.6
Tempe Industrial Development Authority, Revenue Bonds, Series B, 4.00%, 12/01/2056	1.5
James City County Economic Development Authority, Revenue Bonds, Series A, 6.88%, 12/01/2058	1.4
Knox County Health Educational & Housing Facility Board, Revenue Bonds, Series A-1, BAM, 5.50%, 07/01/2059	1.4
Delaware State Economic Development Authority, Revenue Bonds, Series B, 5.25%, 11/15/2053	1.3
Public Finance Authority, Tax Allocation, Series A, 5.00%, 06/01/2041	1.3

Transamerica High Yield Muni

Class A

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica High Yield Muni

Class A

Annual Shareholder Report

October 31, 2024

Transamerica High Yield Muni

Class C

THCYX

October 31, 2024

Fund Overview

Transamerica High Yield Muni (the "Fund") seeks to maximize total return through investment in medium- and lower-grade municipal securities that are exempt from federal income tax. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$163	1.51%

How did the Fund perform last year and what affected its performance?

At fiscal year-end on October 31, 2024, the spread between high-yield and investment-grade municipal yields was near historic lows at 178 basis points ("bps"). Since 1995, the narrowest spread between the two has been 113 bps, with an average spread of 286 bps.

Year-to-date, municipal bond mutual funds have seen approximately $20 billion in outflows, while municipal ETFs have welcomed $11 billion in inflows.

Issuance year-to-date was up 43% compared to the same period last year. Through October, gross issuance totaled $437 billion, with a net supply of $155 billion.

The Fund reduced its duration from 10.11 years to 8.39 years during the fiscal year, positioning it longer than the benchmark duration of 6.65 years.

The Fund’s holdings with durations of 9+ years duration bucket was the strongest performer over the year, as a combination of credit spread tightening and an interest rate rally boosted returns. An overweight allocation to the front end also provided positive returns relative to the benchmark.

Sector-wise, allocations to hospitals/healthcare and the education sectors outperformed compared to the benchmark. However, a 7.95% allocation to insured AA credits weighed on returns, as these holdings did not offer the total return opportunities seen in pure high-yield bonds.

The Fund continued to find value in high-yield issues in the primary market, as many deals traded higher in the secondary market due to dynamic pricing from issuers, generating valuable sell-side alpha. Leveraging its proprietary trading system, the Fund capitalized on high-yield demand, with many bonds trading above their evaluations. The Fund’s focus has remained on sectors such as housing, charter schools, and healthcare, where the sub-adviser believes strong credit stories offer the potential for excess risk-adjusted returns. Given the increased inflows into high yield municipals in 2024, the Fund also benefited from larger index deals, which tended to attract higher demand.

With credit spreads near historic lows, security selection and rigorous credit monitoring has continued to remain critical to capital preservation.

Transamerica High Yield Muni

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	S&P Municipal Bond Index	Bloomberg High Yield Municipal Bond Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,044	$10,017	$10,104
12/31/2014	$10,156	$10,071	$10,158
1/31/2015	$10,427	$10,242	$10,340
2/28/2015	$10,323	$10,148	$10,298
3/31/2015	$10,385	$10,173	$10,271
4/30/2015	$10,327	$10,127	$10,229
5/31/2015	$10,282	$10,105	$10,344
6/30/2015	$10,196	$10,072	$9,963
7/31/2015	$10,317	$10,143	$9,909
8/31/2015	$10,355	$10,169	$9,950
9/30/2015	$10,486	$10,244	$10,161
10/31/2015	$10,562	$10,288	$10,285
11/30/2015	$10,615	$10,332	$10,326
12/31/2015	$10,743	$10,405	$10,342
1/31/2016	$10,840	$10,515	$10,401
2/29/2016	$10,856	$10,531	$10,515
3/31/2016	$10,976	$10,575	$10,626
4/30/2016	$11,069	$10,650	$10,690
5/31/2016	$11,160	$10,683	$10,831
6/30/2016	$11,396	$10,858	$11,168
7/31/2016	$11,385	$10,859	$11,241
8/31/2016	$11,426	$10,884	$11,281
9/30/2016	$11,383	$10,843	$11,311
10/31/2016	$11,209	$10,754	$11,171
11/30/2016	$10,488	$10,382	$10,506
12/31/2016	$10,619	$10,485	$10,651
1/31/2017	$10,666	$10,540	$10,801
2/28/2017	$10,774	$10,611	$11,058
3/31/2017	$10,842	$10,634	$11,083
4/30/2017	$10,972	$10,710	$11,158
5/31/2017	$11,218	$10,851	$11,329
6/30/2017	$11,194	$10,827	$11,304
7/31/2017	$11,276	$10,898	$11,378
8/31/2017	$11,395	$10,984	$11,535
9/30/2017	$11,379	$10,933	$11,473
10/31/2017	$11,393	$10,948	$11,505
11/30/2017	$11,408	$10,901	$11,534
12/31/2017	$11,560	$11,004	$11,684
1/31/2018	$11,428	$10,900	$11,574
2/28/2018	$11,366	$10,857	$11,582
3/31/2018	$11,462	$10,902	$11,752
4/30/2018	$11,431	$10,865	$11,805
5/31/2018	$11,590	$10,988	$12,052
6/30/2018	$11,600	$11,001	$12,112
7/31/2018	$11,647	$11,030	$12,154
8/31/2018	$11,694	$11,050	$12,252
9/30/2018	$11,611	$10,986	$12,203
10/31/2018	$11,460	$10,914	$12,051
11/30/2018	$11,441	$11,027	$12,135
12/31/2018	$11,544	$11,153	$12,239
1/31/2019	$11,592	$11,235	$12,321
2/28/2019	$11,668	$11,294	$12,388
3/31/2019	$11,934	$11,461	$12,708
4/30/2019	$11,951	$11,499	$12,780
5/31/2019	$12,135	$11,654	$12,987
6/30/2019	$12,218	$11,704	$13,055
7/31/2019	$12,291	$11,794	$13,137
8/31/2019	$12,499	$11,963	$13,453
9/30/2019	$12,468	$11,886	$13,426
10/31/2019	$12,479	$11,904	$13,454
11/30/2019	$12,521	$11,924	$13,506
12/31/2019	$12,561	$11,963	$13,546
1/31/2020	$12,768	$12,158	$13,880
2/29/2020	$12,967	$12,305	$14,173
3/31/2020	$11,689	$11,894	$12,614
4/30/2020	$11,482	$11,754	$12,188
5/31/2020	$11,815	$12,105	$12,686
6/30/2020	$12,212	$12,199	$13,188
7/31/2020	$12,439	$12,371	$13,547
8/31/2020	$12,473	$12,341	$13,582
9/30/2020	$12,477	$12,343	$13,596
10/31/2020	$12,479	$12,326	$13,620
11/30/2020	$12,725	$12,482	$13,947
12/31/2020	$12,916	$12,556	$14,209
1/31/2021	$13,139	$12,626	$14,505
2/28/2021	$13,071	$12,454	$14,353
3/31/2021	$13,174	$12,523	$14,508
4/30/2021	$13,365	$12,624	$14,721
5/31/2021	$13,543	$12,674	$14,890
6/30/2021	$13,708	$12,711	$15,079
7/31/2021	$13,831	$12,800	$15,260
8/31/2021	$13,799	$12,765	$15,236
9/30/2021	$13,654	$12,678	$15,136
10/31/2021	$13,632	$12,666	$15,075
11/30/2021	$13,808	$12,759	$15,273
12/31/2021	$13,847	$12,777	$15,312
1/31/2022	$13,556	$12,472	$14,884
2/28/2022	$13,389	$12,409	$14,849
3/31/2022	$12,833	$12,071	$14,313
4/30/2022	$12,070	$11,744	$13,804
5/31/2022	$12,243	$11,917	$13,956
6/30/2022	$11,624	$11,706	$13,510
7/31/2022	$12,212	$12,008	$14,014
8/31/2022	$11,834	$11,734	$13,703
9/30/2022	$10,976	$11,308	$12,858
10/31/2022	$10,726	$11,227	$12,595
11/30/2022	$11,348	$11,747	$13,328
12/31/2022	$11,279	$11,750	$13,306
1/31/2023	$11,825	$12,081	$13,897
2/28/2023	$11,449	$11,800	$13,461
3/31/2023	$11,609	$12,045	$13,670
4/30/2023	$11,632	$12,030	$13,749
5/31/2023	$11,563	$11,940	$13,654
6/30/2023	$11,784	$12,046	$13,896
7/31/2023	$11,830	$12,076	$13,986
8/31/2023	$11,690	$11,943	$13,774
9/30/2023	$11,342	$11,624	$13,306
10/31/2023	$11,167	$11,492	$13,093
11/30/2023	$11,919	$12,170	$14,108
12/31/2023	$12,261	$12,458	$14,531
1/31/2024	$12,319	$12,439	$14,464
2/29/2024	$12,355	$12,449	$14,578
3/31/2024	$12,402	$12,446	$14,751
4/30/2024	$12,211	$12,313	$14,660
5/31/2024	$12,284	$12,284	$14,772
6/30/2024	$12,597	$12,479	$15,133
7/31/2024	$12,742	$12,587	$15,299
8/31/2024	$12,851	$12,690	$15,479
9/30/2024	$13,083	$12,818	$15,618
10/31/2024	$12,891	$12,651	$15,381

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class C with Load	14.44%	0.65%	2.57%
Class C	15.44%	0.65%	2.57%
S&P Municipal Bond IndexFootnote Reference(a)	10.08%	1.22%	2.38%
Bloomberg High Yield Municipal Bond IndexFootnote Reference(b)	17.47%	2.71%	4.40%
Footnote	Description
Footnote(a)	S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg High Yield Municipal Bond Index is comprised of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody's Investors Service with a remaining maturity of at least one year. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$117,508,754
Number of Portfolio Holdings	228
Portfolio Turnover Rate	77%
Total Advisory Fees Paid (net of waivers and reimbursements)	$602,287
Average MaturityFootnote Reference§	14.03 years
DurationFootnote Reference†	8.39 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield Muni

Class C

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	2.6%
AAA	0.3
AA	8.0
A	5.9
BBB	22.1
BB	8.2
B	0.0Footnote Reference*
Not Rated	49.3
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Municipal Government Obligations	93.7%
U.S. Government Obligations	2.6
Repurchase Agreements	2.2
Corporate Debt Securities	0.1
Net Other Assets (Liabilities)Footnote Reference^	1.4
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Development Authority of Lagrange, Revenue Bonds, Series A, 5.00%, 10/15/2052	2.9%
U.S. Treasury Bonds, 4.50%, 02/15/2044	2.5
Industrial Development Authority of the County of Pima, Revenue Bonds, 5.00%, 07/01/2056	1.8
Washington State Housing Finance Commission, Revenue Bonds, 6.38%, 07/01/2063	1.7
Pennsylvania Economic Development Financing Authority, Revenue Bonds, 4.00%, 07/01/2046	1.6
Tempe Industrial Development Authority, Revenue Bonds, Series B, 4.00%, 12/01/2056	1.5
James City County Economic Development Authority, Revenue Bonds, Series A, 6.88%, 12/01/2058	1.4
Knox County Health Educational & Housing Facility Board, Revenue Bonds, Series A-1, BAM, 5.50%, 07/01/2059	1.4
Delaware State Economic Development Authority, Revenue Bonds, Series B, 5.25%, 11/15/2053	1.3
Public Finance Authority, Tax Allocation, Series A, 5.00%, 06/01/2041	1.3

Transamerica High Yield Muni

Class C

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica High Yield Muni

Class C

Annual Shareholder Report

October 31, 2024

Transamerica High Yield Muni

Class I

THYIX

October 31, 2024

Fund Overview

Transamerica High Yield Muni (the "Fund") seeks to maximize total return through investment in medium- and lower-grade municipal securities that are exempt from federal income tax. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$82	0.76%

How did the Fund perform last year and what affected its performance?

At fiscal year-end on October 31, 2024, the spread between high-yield and investment-grade municipal yields was near historic lows at 178 basis points ("bps"). Since 1995, the narrowest spread between the two has been 113 bps, with an average spread of 286 bps.

Year-to-date, municipal bond mutual funds have seen approximately $20 billion in outflows, while municipal ETFs have welcomed $11 billion in inflows.

Issuance year-to-date was up 43% compared to the same period last year. Through October, gross issuance totaled $437 billion, with a net supply of $155 billion.

The Fund reduced its duration from 10.11 years to 8.39 years during the fiscal year, positioning it longer than the benchmark duration of 6.65 years.

The Fund’s holdings with durations of 9+ years duration bucket was the strongest performer over the year, as a combination of credit spread tightening and an interest rate rally boosted returns. An overweight allocation to the front end also provided positive returns relative to the benchmark.

Sector-wise, allocations to hospitals/healthcare and the education sectors outperformed compared to the benchmark. However, a 7.95% allocation to insured AA credits weighed on returns, as these holdings did not offer the total return opportunities seen in pure high-yield bonds.

The Fund continued to find value in high-yield issues in the primary market, as many deals traded higher in the secondary market due to dynamic pricing from issuers, generating valuable sell-side alpha. Leveraging its proprietary trading system, the Fund capitalized on high-yield demand, with many bonds trading above their evaluations. The Fund’s focus has remained on sectors such as housing, charter schools, and healthcare, where the sub-adviser believes strong credit stories offer the potential for excess risk-adjusted returns. Given the increased inflows into high yield municipals in 2024, the Fund also benefited from larger index deals, which tended to attract higher demand.

With credit spreads near historic lows, security selection and rigorous credit monitoring has continued to remain critical to capital preservation.

Transamerica High Yield Muni

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	S&P Municipal Bond Index	Bloomberg High Yield Municipal Bond Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,058	$10,017	$10,104
12/31/2014	$10,176	$10,071	$10,158
1/31/2015	$10,453	$10,242	$10,340
2/28/2015	$10,345	$10,148	$10,298
3/31/2015	$10,424	$10,173	$10,271
4/30/2015	$10,362	$10,127	$10,229
5/31/2015	$10,333	$10,105	$10,344
6/30/2015	$10,252	$10,072	$9,963
7/31/2015	$10,371	$10,143	$9,909
8/31/2015	$10,416	$10,169	$9,950
9/30/2015	$10,554	$10,244	$10,161
10/31/2015	$10,638	$10,288	$10,285
11/30/2015	$10,706	$10,332	$10,326
12/31/2015	$10,842	$10,405	$10,342
1/31/2016	$10,946	$10,515	$10,401
2/29/2016	$10,968	$10,531	$10,515
3/31/2016	$11,087	$10,575	$10,626
4/30/2016	$11,196	$10,650	$10,690
5/31/2016	$11,294	$10,683	$10,831
6/30/2016	$11,540	$10,858	$11,168
7/31/2016	$11,536	$10,859	$11,241
8/31/2016	$11,584	$10,884	$11,281
9/30/2016	$11,547	$10,843	$11,311
10/31/2016	$11,378	$10,754	$11,171
11/30/2016	$10,653	$10,382	$10,506
12/31/2016	$10,794	$10,485	$10,651
1/31/2017	$10,849	$10,540	$10,801
2/28/2017	$10,964	$10,611	$11,058
3/31/2017	$11,051	$10,634	$11,083
4/30/2017	$11,189	$10,710	$11,158
5/31/2017	$11,437	$10,851	$11,329
6/30/2017	$11,430	$10,827	$11,304
7/31/2017	$11,511	$10,898	$11,378
8/31/2017	$11,640	$10,984	$11,535
9/30/2017	$11,630	$10,933	$11,473
10/31/2017	$11,652	$10,948	$11,505
11/30/2017	$11,675	$10,901	$11,534
12/31/2017	$11,838	$11,004	$11,684
1/31/2018	$11,710	$10,900	$11,574
2/28/2018	$11,654	$10,857	$11,582
3/31/2018	$11,759	$10,902	$11,752
4/30/2018	$11,735	$10,865	$11,805
5/31/2018	$11,906	$10,988	$12,052
6/30/2018	$11,923	$11,001	$12,112
7/31/2018	$11,979	$11,030	$12,154
8/31/2018	$12,035	$11,050	$12,252
9/30/2018	$11,957	$10,986	$12,203
10/31/2018	$11,809	$10,914	$12,051
11/30/2018	$11,808	$11,027	$12,135
12/31/2018	$11,911	$11,153	$12,239
1/31/2019	$11,968	$11,235	$12,321
2/28/2019	$12,042	$11,294	$12,388
3/31/2019	$12,324	$11,461	$12,708
4/30/2019	$12,361	$11,499	$12,780
5/31/2019	$12,558	$11,654	$12,987
6/30/2019	$12,653	$11,704	$13,055
7/31/2019	$12,736	$11,794	$13,137
8/31/2019	$12,959	$11,963	$13,453
9/30/2019	$12,925	$11,886	$13,426
10/31/2019	$12,955	$11,904	$13,454
11/30/2019	$13,006	$11,924	$13,506
12/31/2019	$13,056	$11,963	$13,546
1/31/2020	$13,280	$12,158	$13,880
2/29/2020	$13,495	$12,305	$14,173
3/31/2020	$12,130	$11,894	$12,614
4/30/2020	$11,944	$11,754	$12,188
5/31/2020	$12,298	$12,105	$12,686
6/30/2020	$12,708	$12,199	$13,188
7/31/2020	$12,964	$12,371	$13,547
8/31/2020	$12,997	$12,341	$13,582
9/30/2020	$13,020	$12,343	$13,596
10/31/2020	$13,030	$12,326	$13,620
11/30/2020	$13,295	$12,482	$13,947
12/31/2020	$13,503	$12,556	$14,209
1/31/2021	$13,745	$12,626	$14,505
2/28/2021	$13,682	$12,454	$14,353
3/31/2021	$13,799	$12,523	$14,508
4/30/2021	$14,007	$12,624	$14,721
5/31/2021	$14,192	$12,674	$14,890
6/30/2021	$14,373	$12,711	$15,079
7/31/2021	$14,512	$12,800	$15,260
8/31/2021	$14,487	$12,765	$15,236
9/30/2021	$14,344	$12,678	$15,136
10/31/2021	$14,330	$12,666	$15,075
11/30/2021	$14,524	$12,759	$15,273
12/31/2021	$14,574	$12,777	$15,312
1/31/2022	$14,276	$12,472	$14,884
2/28/2022	$14,108	$12,409	$14,849
3/31/2022	$13,543	$12,071	$14,313
4/30/2022	$12,733	$11,744	$13,804
5/31/2022	$12,935	$11,917	$13,956
6/30/2022	$12,276	$11,706	$13,510
7/31/2022	$12,894	$12,008	$14,014
8/31/2022	$12,503	$11,734	$13,703
9/30/2022	$11,613	$11,308	$12,858
10/31/2022	$11,356	$11,227	$12,595
11/30/2022	$12,023	$11,747	$13,328
12/31/2022	$11,958	$11,750	$13,306
1/31/2023	$12,534	$12,081	$13,897
2/28/2023	$12,153	$11,800	$13,461
3/31/2023	$12,330	$12,045	$13,670
4/30/2023	$12,363	$12,030	$13,749
5/31/2023	$12,285	$11,940	$13,654
6/30/2023	$12,528	$12,046	$13,896
7/31/2023	$12,597	$12,076	$13,986
8/31/2023	$12,444	$11,943	$13,774
9/30/2023	$12,091	$11,624	$13,306
10/31/2023	$11,900	$11,492	$13,093
11/30/2023	$12,712	$12,170	$14,108
12/31/2023	$13,085	$12,458	$14,531
1/31/2024	$13,156	$12,439	$14,464
2/29/2024	$13,215	$12,449	$14,578
3/31/2024	$13,273	$12,446	$14,751
4/30/2024	$13,063	$12,313	$14,660
5/31/2024	$13,150	$12,284	$14,772
6/30/2024	$13,507	$12,479	$15,133
7/31/2024	$13,658	$12,587	$15,299
8/31/2024	$13,785	$12,690	$15,479
9/30/2024	$14,043	$12,818	$15,618
10/31/2024	$13,845	$12,651	$15,381

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I	16.35%	1.34%	3.31%
S&P Municipal Bond IndexFootnote Reference(a)	10.08%	1.22%	2.38%
Bloomberg High Yield Municipal Bond IndexFootnote Reference(b)	17.47%	2.71%	4.40%
Footnote	Description
Footnote(a)	S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg High Yield Municipal Bond Index is comprised of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody's Investors Service with a remaining maturity of at least one year. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$117,508,754
Number of Portfolio Holdings	228
Portfolio Turnover Rate	77%
Total Advisory Fees Paid (net of waivers and reimbursements)	$602,287
Average MaturityFootnote Reference§	14.03 years
DurationFootnote Reference†	8.39 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield Muni

Class I

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	2.6%
AAA	0.3
AA	8.0
A	5.9
BBB	22.1
BB	8.2
B	0.0Footnote Reference*
Not Rated	49.3
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Municipal Government Obligations	93.7%
U.S. Government Obligations	2.6
Repurchase Agreements	2.2
Corporate Debt Securities	0.1
Net Other Assets (Liabilities)Footnote Reference^	1.4
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Development Authority of Lagrange, Revenue Bonds, Series A, 5.00%, 10/15/2052	2.9%
U.S. Treasury Bonds, 4.50%, 02/15/2044	2.5
Industrial Development Authority of the County of Pima, Revenue Bonds, 5.00%, 07/01/2056	1.8
Washington State Housing Finance Commission, Revenue Bonds, 6.38%, 07/01/2063	1.7
Pennsylvania Economic Development Financing Authority, Revenue Bonds, 4.00%, 07/01/2046	1.6
Tempe Industrial Development Authority, Revenue Bonds, Series B, 4.00%, 12/01/2056	1.5
James City County Economic Development Authority, Revenue Bonds, Series A, 6.88%, 12/01/2058	1.4
Knox County Health Educational & Housing Facility Board, Revenue Bonds, Series A-1, BAM, 5.50%, 07/01/2059	1.4
Delaware State Economic Development Authority, Revenue Bonds, Series B, 5.25%, 11/15/2053	1.3
Public Finance Authority, Tax Allocation, Series A, 5.00%, 06/01/2041	1.3

Transamerica High Yield Muni

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica High Yield Muni

Class I

Annual Shareholder Report

October 31, 2024

Transamerica High Yield Muni

Class I2

THYTX

October 31, 2024

Fund Overview

Transamerica High Yield Muni (the "Fund") seeks to maximize total return through investment in medium- and lower-grade municipal securities that are exempt from federal income tax. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$75	0.69%

How did the Fund perform last year and what affected its performance?

At fiscal year-end on October 31, 2024, the spread between high-yield and investment-grade municipal yields was near historic lows at 178 basis points ("bps"). Since 1995, the narrowest spread between the two has been 113 bps, with an average spread of 286 bps.

Year-to-date, municipal bond mutual funds have seen approximately $20 billion in outflows, while municipal ETFs have welcomed $11 billion in inflows.

Issuance year-to-date was up 43% compared to the same period last year. Through October, gross issuance totaled $437 billion, with a net supply of $155 billion.

The Fund reduced its duration from 10.11 years to 8.39 years during the fiscal year, positioning it longer than the benchmark duration of 6.65 years.

The Fund’s holdings with durations of 9+ years duration bucket was the strongest performer over the year, as a combination of credit spread tightening and an interest rate rally boosted returns. An overweight allocation to the front end also provided positive returns relative to the benchmark.

Sector-wise, allocations to hospitals/healthcare and the education sectors outperformed compared to the benchmark. However, a 7.95% allocation to insured AA credits weighed on returns, as these holdings did not offer the total return opportunities seen in pure high-yield bonds.

The Fund continued to find value in high-yield issues in the primary market, as many deals traded higher in the secondary market due to dynamic pricing from issuers, generating valuable sell-side alpha. Leveraging its proprietary trading system, the Fund capitalized on high-yield demand, with many bonds trading above their evaluations. The Fund’s focus has remained on sectors such as housing, charter schools, and healthcare, where the sub-adviser believes strong credit stories offer the potential for excess risk-adjusted returns. Given the increased inflows into high yield municipals in 2024, the Fund also benefited from larger index deals, which tended to attract higher demand.

With credit spreads near historic lows, security selection and rigorous credit monitoring has continued to remain critical to capital preservation.

Transamerica High Yield Muni

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	S&P Municipal Bond Index	Bloomberg High Yield Municipal Bond Index
8/31/2016	$10,000	$10,000	$10,000
9/30/2016	$10,000	$9,996	$9,992
10/31/2016	$9,853	$9,914	$9,868
11/30/2016	$9,227	$9,571	$9,281
12/31/2016	$9,349	$9,666	$9,409
1/31/2017	$9,389	$9,717	$9,541
2/28/2017	$9,490	$9,782	$9,769
3/31/2017	$9,565	$9,803	$9,791
4/30/2017	$9,684	$9,874	$9,857
5/31/2017	$9,899	$10,004	$10,008
6/30/2017	$9,893	$9,981	$9,986
7/31/2017	$9,972	$10,047	$10,051
8/31/2017	$10,083	$10,126	$10,190
9/30/2017	$10,066	$10,080	$10,135
10/31/2017	$10,094	$10,093	$10,163
11/30/2017	$10,105	$10,049	$10,189
12/31/2017	$10,256	$10,145	$10,321
1/31/2018	$10,137	$10,048	$10,224
2/28/2018	$10,088	$10,009	$10,231
3/31/2018	$10,180	$10,051	$10,381
4/30/2018	$10,169	$10,016	$10,428
5/31/2018	$10,317	$10,130	$10,646
6/30/2018	$10,332	$10,142	$10,699
7/31/2018	$10,373	$10,168	$10,736
8/31/2018	$10,422	$10,187	$10,823
9/30/2018	$10,364	$10,128	$10,780
10/31/2018	$10,237	$10,061	$10,645
11/30/2018	$10,227	$10,166	$10,719
12/31/2018	$10,326	$10,282	$10,812
1/31/2019	$10,376	$10,358	$10,884
2/28/2019	$10,442	$10,412	$10,943
3/31/2019	$10,686	$10,566	$11,226
4/30/2019	$10,718	$10,601	$11,289
5/31/2019	$10,889	$10,744	$11,472
6/30/2019	$10,971	$10,790	$11,532
7/31/2019	$11,034	$10,873	$11,605
8/31/2019	$11,237	$11,029	$11,884
9/30/2019	$11,207	$10,958	$11,860
10/31/2019	$11,233	$10,974	$11,885
11/30/2019	$11,279	$10,993	$11,931
12/31/2019	$11,325	$11,028	$11,966
1/31/2020	$11,522	$11,208	$12,261
2/29/2020	$11,710	$11,344	$12,520
3/31/2020	$10,554	$10,965	$11,143
4/30/2020	$10,374	$10,836	$10,767
5/31/2020	$10,682	$11,160	$11,206
6/30/2020	$11,048	$11,246	$11,650
7/31/2020	$11,262	$11,405	$11,967
8/31/2020	$11,301	$11,377	$11,998
9/30/2020	$11,321	$11,379	$12,010
10/31/2020	$11,320	$11,363	$12,032
11/30/2020	$11,550	$11,507	$12,321
12/31/2020	$11,731	$11,575	$12,551
1/31/2021	$11,941	$11,640	$12,813
2/28/2021	$11,886	$11,482	$12,679
3/31/2021	$11,988	$11,545	$12,816
4/30/2021	$12,171	$11,638	$13,004
5/31/2021	$12,345	$11,684	$13,153
6/30/2021	$12,494	$11,718	$13,320
7/31/2021	$12,626	$11,800	$13,480
8/31/2021	$12,596	$11,768	$13,459
9/30/2021	$12,473	$11,688	$13,371
10/31/2021	$12,471	$11,677	$13,316
11/30/2021	$12,642	$11,763	$13,491
12/31/2021	$12,676	$11,780	$13,526
1/31/2022	$12,420	$11,498	$13,148
2/28/2022	$12,275	$11,440	$13,117
3/31/2022	$11,784	$11,128	$12,643
4/30/2022	$11,081	$10,827	$12,194
5/31/2022	$11,257	$10,987	$12,328
6/30/2022	$10,685	$10,792	$11,934
7/31/2022	$11,244	$11,070	$12,380
8/31/2022	$10,904	$10,817	$12,105
9/30/2022	$10,119	$10,425	$11,359
10/31/2022	$9,895	$10,350	$11,126
11/30/2022	$10,476	$10,829	$11,774
12/31/2022	$10,421	$10,832	$11,754
1/31/2023	$10,932	$11,137	$12,276
2/28/2023	$10,591	$10,878	$11,891
3/31/2023	$10,746	$11,104	$12,076
4/30/2023	$10,775	$11,091	$12,145
5/31/2023	$10,718	$11,007	$12,061
6/30/2023	$10,919	$11,105	$12,275
7/31/2023	$10,980	$11,133	$12,355
8/31/2023	$10,848	$11,011	$12,168
9/30/2023	$10,542	$10,716	$11,754
10/31/2023	$10,377	$10,595	$11,566
11/30/2023	$11,084	$11,220	$12,462
12/31/2023	$11,410	$11,485	$12,837
1/31/2024	$11,473	$11,468	$12,777
2/29/2024	$11,525	$11,477	$12,877
3/31/2024	$11,576	$11,474	$13,030
4/30/2024	$11,395	$11,352	$12,950
5/31/2024	$11,471	$11,324	$13,049
6/30/2024	$11,782	$11,505	$13,368
7/31/2024	$11,915	$11,604	$13,515
8/31/2024	$12,026	$11,699	$13,674
9/30/2024	$12,251	$11,817	$13,797
10/31/2024	$12,080	$11,663	$13,587

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 9/30/16
Class I2	16.41%	1.46%	2.36%
S&P Municipal Bond IndexFootnote Reference(a)	10.08%	1.22%	1.92%
Bloomberg High Yield Municipal Bond IndexFootnote Reference(b)	17.47%	2.71%	3.86%
Footnote	Description
Footnote(a)	S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg High Yield Municipal Bond Index is comprised of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody's Investors Service with a remaining maturity of at least one year. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$117,508,754
Number of Portfolio Holdings	228
Portfolio Turnover Rate	77%
Total Advisory Fees Paid (net of waivers and reimbursements)	$602,287
Average MaturityFootnote Reference§	14.03 years
DurationFootnote Reference†	8.39 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield Muni

Class I2

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	2.6%
AAA	0.3
AA	8.0
A	5.9
BBB	22.1
BB	8.2
B	0.0Footnote Reference*
Not Rated	49.3
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Municipal Government Obligations	93.7%
U.S. Government Obligations	2.6
Repurchase Agreements	2.2
Corporate Debt Securities	0.1
Net Other Assets (Liabilities)Footnote Reference^	1.4
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Development Authority of Lagrange, Revenue Bonds, Series A, 5.00%, 10/15/2052	2.9%
U.S. Treasury Bonds, 4.50%, 02/15/2044	2.5
Industrial Development Authority of the County of Pima, Revenue Bonds, 5.00%, 07/01/2056	1.8
Washington State Housing Finance Commission, Revenue Bonds, 6.38%, 07/01/2063	1.7
Pennsylvania Economic Development Financing Authority, Revenue Bonds, 4.00%, 07/01/2046	1.6
Tempe Industrial Development Authority, Revenue Bonds, Series B, 4.00%, 12/01/2056	1.5
James City County Economic Development Authority, Revenue Bonds, Series A, 6.88%, 12/01/2058	1.4
Knox County Health Educational & Housing Facility Board, Revenue Bonds, Series A-1, BAM, 5.50%, 07/01/2059	1.4
Delaware State Economic Development Authority, Revenue Bonds, Series B, 5.25%, 11/15/2053	1.3
Public Finance Authority, Tax Allocation, Series A, 5.00%, 06/01/2041	1.3

Transamerica High Yield Muni

Class I2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica High Yield Muni

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica Inflation Opportunities

Class A

TIOAX

October 31, 2024

Fund Overview

Transamerica Inflation Opportunities (the "Fund") seeks maximum real return, consistent with appreciation of capital. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$91	0.87%

How did the Fund perform last year and what affected its performance?

Over the majority of the period, inflation continued to remain elevated in both the U.S. and Europe as the start of the period was marked by the war in the Middle East, in addition to the war in Ukraine, and the U.S. economy continued to run strong. Given the continued inflationary pressures into the first half of 2024, U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) and European Inflation Linked Bonds continued to look attractive relative to U.S. Treasuries and nominal European government bonds.

Asset allocation was the largest contributor to outperformance during the period. The Fund’s overweight allocation to corporate financial and industrial bonds contributed to performance as corporate spreads tightened to multi-year lows, net of duration, over the period. In addition, the Fund’s overweight to U.K. inflation linked bonds helped performance on an asset allocation basis.

Security selection within the Fund’s U.S. TIPS holdings also contributed positively to performance. The Fund was slightly overweight duration and these longer dated U.S. TIPS outperformed the Index.

The Fund’s overweight to Japanese inflation linked bonds was the primary detractor from performance over the period as the Bank of Japan reversed its negative interest rate policy by raising rates.

Transamerica Inflation Opportunities

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Bloomberg U.S. Universal Bond Index	Bloomberg US Treasury Inflation Protected Securities Index
10/31/2014	$9,522	$10,000	$10,000
11/30/2014	$9,519	$10,054	$10,026
12/31/2014	$9,402	$10,036	$9,913
1/31/2015	$9,517	$10,227	$10,225
2/28/2015	$9,469	$10,167	$10,102
3/31/2015	$9,411	$10,209	$10,054
4/30/2015	$9,488	$10,197	$10,128
5/31/2015	$9,421	$10,180	$10,045
6/30/2015	$9,344	$10,066	$9,947
7/31/2015	$9,325	$10,125	$9,968
8/31/2015	$9,210	$10,095	$9,892
9/30/2015	$9,133	$10,134	$9,833
10/31/2015	$9,190	$10,167	$9,858
11/30/2015	$9,162	$10,130	$9,849
12/31/2015	$9,027	$10,079	$9,770
1/31/2016	$9,046	$10,190	$9,915
2/29/2016	$9,094	$10,263	$10,026
3/31/2016	$9,296	$10,388	$10,206
4/30/2016	$9,334	$10,459	$10,241
5/31/2016	$9,315	$10,467	$10,169
6/30/2016	$9,478	$10,652	$10,380
7/31/2016	$9,546	$10,739	$10,470
8/31/2016	$9,594	$10,751	$10,423
9/30/2016	$9,632	$10,753	$10,480
10/31/2016	$9,594	$10,682	$10,439
11/30/2016	$9,416	$10,442	$10,238
12/31/2016	$9,442	$10,473	$10,228
1/31/2017	$9,519	$10,510	$10,314
2/28/2017	$9,567	$10,591	$10,362
3/31/2017	$9,566	$10,588	$10,357
4/30/2017	$9,638	$10,675	$10,418
5/31/2017	$9,648	$10,758	$10,414
6/30/2017	$9,591	$10,749	$10,315
7/31/2017	$9,639	$10,802	$10,361
8/31/2017	$9,732	$10,895	$10,471
9/30/2017	$9,684	$10,857	$10,404
10/31/2017	$9,700	$10,870	$10,426
11/30/2017	$9,733	$10,854	$10,440
12/31/2017	$9,801	$10,901	$10,536
1/31/2018	$9,765	$10,797	$10,445
2/28/2018	$9,682	$10,694	$10,344
3/31/2018	$9,762	$10,748	$10,452
4/30/2018	$9,732	$10,676	$10,446
5/31/2018	$9,700	$10,735	$10,491
6/30/2018	$9,729	$10,719	$10,533
7/31/2018	$9,719	$10,741	$10,482
8/31/2018	$9,727	$10,794	$10,558
9/30/2018	$9,664	$10,748	$10,447
10/31/2018	$9,524	$10,658	$10,297
11/30/2018	$9,519	$10,706	$10,346
12/31/2018	$9,570	$10,874	$10,403
1/31/2019	$9,751	$11,024	$10,543
2/28/2019	$9,741	$11,036	$10,541
3/31/2019	$9,921	$11,235	$10,735
4/30/2019	$9,961	$11,251	$10,771
5/31/2019	$10,051	$11,423	$10,949
6/30/2019	$10,166	$11,585	$11,043
7/31/2019	$10,222	$11,619	$11,082
8/31/2019	$10,421	$11,882	$11,345
9/30/2019	$10,323	$11,830	$11,191
10/31/2019	$10,355	$11,869	$11,220
11/30/2019	$10,345	$11,866	$11,237
12/31/2019	$10,399	$11,884	$11,279
1/31/2020	$10,596	$12,097	$11,516
2/29/2020	$10,667	$12,278	$11,676
3/31/2020	$10,135	$12,039	$11,471
4/30/2020	$10,468	$12,280	$11,789
5/31/2020	$10,559	$12,394	$11,825
6/30/2020	$10,722	$12,498	$11,957
7/31/2020	$10,986	$12,717	$12,232
8/31/2020	$11,046	$12,644	$12,365
9/30/2020	$11,020	$12,621	$12,319
10/31/2020	$10,976	$12,576	$12,240
11/30/2020	$11,184	$12,740	$12,377
12/31/2020	$11,304	$12,784	$12,519
1/31/2021	$11,295	$12,704	$12,561
2/28/2021	$11,111	$12,540	$12,358
3/31/2021	$11,111	$12,394	$12,335
4/30/2021	$11,244	$12,498	$12,507
5/31/2021	$11,346	$12,546	$12,659
6/30/2021	$11,415	$12,637	$12,736
7/31/2021	$11,619	$12,764	$13,075
8/31/2021	$11,617	$12,756	$13,052
9/30/2021	$11,513	$12,647	$12,959
10/31/2021	$11,605	$12,636	$13,106
11/30/2021	$11,663	$12,652	$13,223
12/31/2021	$11,709	$12,643	$13,265
1/31/2022	$11,476	$12,366	$12,997
2/28/2022	$11,504	$12,197	$13,108
3/31/2022	$11,391	$11,870	$12,864
4/30/2022	$11,090	$11,427	$12,601
5/31/2022	$10,992	$11,490	$12,476
6/30/2022	$10,675	$11,261	$12,081
7/31/2022	$11,038	$11,544	$12,607
8/31/2022	$10,790	$11,244	$12,272
9/30/2022	$10,162	$10,759	$11,460
10/31/2022	$10,219	$10,641	$11,602
11/30/2022	$10,459	$11,038	$11,814
12/31/2022	$10,406	$11,001	$11,694
1/31/2023	$10,647	$11,342	$11,908
2/28/2023	$10,513	$11,063	$11,744
3/31/2023	$10,739	$11,323	$12,084
4/30/2023	$10,756	$11,392	$12,097
5/31/2023	$10,672	$11,274	$11,952
6/30/2023	$10,672	$11,256	$11,912
7/31/2023	$10,691	$11,267	$11,927
8/31/2023	$10,641	$11,200	$11,821
9/30/2023	$10,430	$10,932	$11,603
10/31/2023	$10,354	$10,768	$11,518
11/30/2023	$10,662	$11,253	$11,830
12/31/2023	$10,986	$11,680	$12,149
1/31/2024	$10,986	$11,652	$12,171
2/29/2024	$10,883	$11,512	$12,040
3/31/2024	$10,973	$11,625	$12,139
4/30/2024	$10,773	$11,353	$11,934
5/31/2024	$10,937	$11,542	$12,139
6/30/2024	$11,038	$11,647	$12,235
7/31/2024	$11,185	$11,911	$12,453
8/31/2024	$11,322	$12,087	$12,550
9/30/2024	$11,468	$12,253	$12,739
10/31/2024	$11,303	$11,974	$12,510

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class A with Load	4.01%	0.78%	1.23%
Class A	9.16%	1.77%	1.73%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	0.18%	1.82%
Bloomberg US Treasury Inflation Protected Securities IndexFootnote Reference(b)	8.61%	2.20%	2.26%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$176,750,897
Number of Portfolio Holdings	103
Portfolio Turnover Rate	27%
Total Advisory Fees Paid (net of waivers and reimbursements)	$678,428
Average MaturityFootnote Reference§	7.52 years
DurationFootnote Reference†	6.51 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Inflation Opportunities

Class A

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	76.8%
AAA	1.6
A	5.7
BBB	14.6
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

U.S. Government Obligations	76.8%
Corporate Debt Securities	12.3
Foreign Government Obligations	9.0
Other Investment Company	1.2
Short-Term Investment Companies	0.6
Asset-Backed Securities	0.6
Net Other Assets (Liabilities)Footnote Reference^	(0.5)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Inflation-Protected Indexed Notes, 1.38%, 07/15/2033	5.2%
U.S. Treasury Inflation-Protected Indexed Bonds, 0.75%, 02/15/2042	3.1
U.S. Treasury Inflation-Protected Indexed Notes, 0.25%, 01/15/2025	2.9
U.S. Treasury Inflation-Protected Indexed Notes, 0.63%, 01/15/2026	2.7
U.S. Treasury Inflation-Protected Indexed Notes, 0.38%, 07/15/2027	2.7
U.S. Treasury Inflation-Protected Indexed Notes, 1.63%, 10/15/2027	2.6
U.S. Treasury Inflation-Protected Indexed Bonds, 1.50%, 02/15/2053	2.6
U.S. Treasury Inflation-Protected Indexed Notes, 1.25%, 04/15/2028	2.4
U.S. Treasury Inflation-Protected Indexed Notes, 0.50%, 01/15/2028	2.4
U.S. Treasury Inflation-Protected Indexed Notes, 0.13%, 10/15/2026	2.4

Transamerica Inflation Opportunities

Class A

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Annual Fund Operating Expenses of Class A of the fund decreased during the year as a result of a decrease in expenses that were associated with the reorganization of Transamerica Inflation Protected Securities effective on October 27, 2023.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Inflation Opportunities

Class A

Annual Shareholder Report

October 31, 2024

Transamerica Inflation Opportunities

Class C

TIOCX

October 31, 2024

Fund Overview

Transamerica Inflation Opportunities (the "Fund") seeks maximum real return, consistent with appreciation of capital. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$178	1.71%

How did the Fund perform last year and what affected its performance?

Over the majority of the period, inflation continued to remain elevated in both the U.S. and Europe as the start of the period was marked by the war in the Middle East, in addition to the war in Ukraine, and the U.S. economy continued to run strong. Given the continued inflationary pressures into the first half of 2024, U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) and European Inflation Linked Bonds continued to look attractive relative to U.S. Treasuries and nominal European government bonds.

Asset allocation was the largest contributor to outperformance during the period. The Fund’s overweight allocation to corporate financial and industrial bonds contributed to performance as corporate spreads tightened to multi-year lows, net of duration, over the period. In addition, the Fund’s overweight to U.K. inflation linked bonds helped performance on an asset allocation basis.

Security selection within the Fund’s U.S. TIPS holdings also contributed positively to performance. The Fund was slightly overweight duration and these longer dated U.S. TIPS outperformed the Index.

The Fund’s overweight to Japanese inflation linked bonds was the primary detractor from performance over the period as the Bank of Japan reversed its negative interest rate policy by raising rates.

Transamerica Inflation Opportunities

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	Bloomberg U.S. Universal Bond Index	Bloomberg US Treasury Inflation Protected Securities Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$9,990	$10,054	$10,026
12/31/2014	$9,860	$10,036	$9,913
1/31/2015	$9,971	$10,227	$10,225
2/28/2015	$9,921	$10,167	$10,102
3/31/2015	$9,860	$10,209	$10,054
4/30/2015	$9,931	$10,197	$10,128
5/31/2015	$9,850	$10,180	$10,045
6/30/2015	$9,769	$10,066	$9,947
7/31/2015	$9,739	$10,125	$9,968
8/31/2015	$9,618	$10,095	$9,892
9/30/2015	$9,527	$10,134	$9,833
10/31/2015	$9,578	$10,167	$9,858
11/30/2015	$9,548	$10,130	$9,849
12/31/2015	$9,396	$10,079	$9,770
1/31/2016	$9,406	$10,190	$9,915
2/29/2016	$9,457	$10,263	$10,026
3/31/2016	$9,658	$10,388	$10,206
4/30/2016	$9,699	$10,459	$10,241
5/31/2016	$9,669	$10,467	$10,169
6/30/2016	$9,830	$10,652	$10,380
7/31/2016	$9,900	$10,739	$10,470
8/31/2016	$9,941	$10,751	$10,423
9/30/2016	$9,971	$10,753	$10,480
10/31/2016	$9,921	$10,682	$10,439
11/30/2016	$9,738	$10,442	$10,238
12/31/2016	$9,759	$10,473	$10,228
1/31/2017	$9,830	$10,510	$10,314
2/28/2017	$9,870	$10,591	$10,362
3/31/2017	$9,863	$10,588	$10,357
4/30/2017	$9,933	$10,675	$10,418
5/31/2017	$9,937	$10,758	$10,414
6/30/2017	$9,871	$10,749	$10,315
7/31/2017	$9,925	$10,802	$10,361
8/31/2017	$10,006	$10,895	$10,471
9/30/2017	$9,955	$10,857	$10,404
10/31/2017	$9,966	$10,870	$10,426
11/30/2017	$9,984	$10,854	$10,440
12/31/2017	$10,055	$10,901	$10,536
1/31/2018	$10,014	$10,797	$10,445
2/28/2018	$9,923	$10,694	$10,344
3/31/2018	$9,999	$10,748	$10,452
4/30/2018	$9,952	$10,676	$10,446
5/31/2018	$9,922	$10,735	$10,491
6/30/2018	$9,947	$10,719	$10,533
7/31/2018	$9,930	$10,741	$10,482
8/31/2018	$9,931	$10,794	$10,558
9/30/2018	$9,859	$10,748	$10,447
10/31/2018	$9,708	$10,658	$10,297
11/30/2018	$9,697	$10,706	$10,346
12/31/2018	$9,744	$10,874	$10,403
1/31/2019	$9,920	$11,024	$10,543
2/28/2019	$9,910	$11,036	$10,541
3/31/2019	$10,086	$11,235	$10,735
4/30/2019	$10,107	$11,251	$10,771
5/31/2019	$10,204	$11,423	$10,949
6/30/2019	$10,317	$11,585	$11,043
7/31/2019	$10,359	$11,619	$11,082
8/31/2019	$10,558	$11,882	$11,345
9/30/2019	$10,454	$11,830	$11,191
10/31/2019	$10,475	$11,869	$11,220
11/30/2019	$10,458	$11,866	$11,237
12/31/2019	$10,507	$11,884	$11,279
1/31/2020	$10,695	$12,097	$11,516
2/29/2020	$10,762	$12,278	$11,676
3/31/2020	$10,218	$12,039	$11,471
4/30/2020	$10,544	$12,280	$11,789
5/31/2020	$10,638	$12,394	$11,825
6/30/2020	$10,795	$12,498	$11,957
7/31/2020	$11,046	$12,717	$12,232
8/31/2020	$11,098	$12,644	$12,365
9/30/2020	$11,065	$12,621	$12,319
10/31/2020	$11,023	$12,576	$12,240
11/30/2020	$11,220	$12,740	$12,377
12/31/2020	$11,325	$12,784	$12,519
1/31/2021	$11,315	$12,704	$12,561
2/28/2021	$11,119	$12,540	$12,358
3/31/2021	$11,119	$12,394	$12,335
4/30/2021	$11,245	$12,498	$12,507
5/31/2021	$11,342	$12,546	$12,659
6/30/2021	$11,396	$12,637	$12,736
7/31/2021	$11,598	$12,764	$13,075
8/31/2021	$11,587	$12,756	$13,052
9/30/2021	$11,484	$12,647	$12,959
10/31/2021	$11,561	$12,636	$13,106
11/30/2021	$11,614	$12,652	$13,223
12/31/2021	$11,652	$12,643	$13,265
1/31/2022	$11,417	$12,366	$12,997
2/28/2022	$11,431	$12,197	$13,108
3/31/2022	$11,318	$11,870	$12,864
4/30/2022	$11,016	$11,427	$12,601
5/31/2022	$10,898	$11,490	$12,476
6/30/2022	$10,590	$11,261	$12,081
7/31/2022	$10,975	$11,544	$12,607
8/31/2022	$10,725	$11,244	$12,272
9/30/2022	$10,089	$10,759	$11,460
10/31/2022	$10,144	$10,641	$11,602
11/30/2022	$10,382	$11,038	$11,814
12/31/2022	$10,322	$11,001	$11,694
1/31/2023	$10,550	$11,342	$11,908
2/28/2023	$10,414	$11,063	$11,744
3/31/2023	$10,637	$11,323	$12,084
4/30/2023	$10,649	$11,392	$12,097
5/31/2023	$10,546	$11,274	$11,952
6/30/2023	$10,551	$11,256	$11,912
7/31/2023	$10,563	$11,267	$11,927
8/31/2023	$10,495	$11,200	$11,821
9/30/2023	$10,285	$10,932	$11,603
10/31/2023	$10,202	$10,768	$11,518
11/30/2023	$10,507	$11,253	$11,830
12/31/2023	$10,813	$11,680	$12,149
1/31/2024	$10,802	$11,652	$12,171
2/29/2024	$10,697	$11,512	$12,040
3/31/2024	$10,781	$11,625	$12,139
4/30/2024	$10,583	$11,353	$11,934
5/31/2024	$10,730	$11,542	$12,139
6/30/2024	$10,837	$11,647	$12,235
7/31/2024	$10,966	$11,911	$12,453
8/31/2024	$11,097	$12,087	$12,550
9/30/2024	$11,226	$12,253	$12,739
10/31/2024	$11,052	$11,974	$12,510

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class C with Load	7.33%	1.08%	1.01%
Class C	8.33%	1.08%	1.01%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	0.18%	1.82%
Bloomberg US Treasury Inflation Protected Securities IndexFootnote Reference(b)	8.61%	2.20%	2.26%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$176,750,897
Number of Portfolio Holdings	103
Portfolio Turnover Rate	27%
Total Advisory Fees Paid (net of waivers and reimbursements)	$678,428
Average MaturityFootnote Reference§	7.52 years
DurationFootnote Reference†	6.51 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Inflation Opportunities

Class C

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	76.8%
AAA	1.6
A	5.7
BBB	14.6
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

U.S. Government Obligations	76.8%
Corporate Debt Securities	12.3
Foreign Government Obligations	9.0
Other Investment Company	1.2
Short-Term Investment Companies	0.6
Asset-Backed Securities	0.6
Net Other Assets (Liabilities)Footnote Reference^	(0.5)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Inflation-Protected Indexed Notes, 1.38%, 07/15/2033	5.2%
U.S. Treasury Inflation-Protected Indexed Bonds, 0.75%, 02/15/2042	3.1
U.S. Treasury Inflation-Protected Indexed Notes, 0.25%, 01/15/2025	2.9
U.S. Treasury Inflation-Protected Indexed Notes, 0.63%, 01/15/2026	2.7
U.S. Treasury Inflation-Protected Indexed Notes, 0.38%, 07/15/2027	2.7
U.S. Treasury Inflation-Protected Indexed Notes, 1.63%, 10/15/2027	2.6
U.S. Treasury Inflation-Protected Indexed Bonds, 1.50%, 02/15/2053	2.6
U.S. Treasury Inflation-Protected Indexed Notes, 1.25%, 04/15/2028	2.4
U.S. Treasury Inflation-Protected Indexed Notes, 0.50%, 01/15/2028	2.4
U.S. Treasury Inflation-Protected Indexed Notes, 0.13%, 10/15/2026	2.4

Transamerica Inflation Opportunities

Class C

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Inflation Opportunities

Class C

Annual Shareholder Report

October 31, 2024

Transamerica Inflation Opportunities

Class I

ITIOX

October 31, 2024

Fund Overview

Transamerica Inflation Opportunities (the "Fund") seeks maximum real return, consistent with appreciation of capital. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$65	0.62%

How did the Fund perform last year and what affected its performance?

Over the majority of the period, inflation continued to remain elevated in both the U.S. and Europe as the start of the period was marked by the war in the Middle East, in addition to the war in Ukraine, and the U.S. economy continued to run strong. Given the continued inflationary pressures into the first half of 2024, U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) and European Inflation Linked Bonds continued to look attractive relative to U.S. Treasuries and nominal European government bonds.

Asset allocation was the largest contributor to outperformance during the period. The Fund’s overweight allocation to corporate financial and industrial bonds contributed to performance as corporate spreads tightened to multi-year lows, net of duration, over the period. In addition, the Fund’s overweight to U.K. inflation linked bonds helped performance on an asset allocation basis.

Security selection within the Fund’s U.S. TIPS holdings also contributed positively to performance. The Fund was slightly overweight duration and these longer dated U.S. TIPS outperformed the Index.

The Fund’s overweight to Japanese inflation linked bonds was the primary detractor from performance over the period as the Bank of Japan reversed its negative interest rate policy by raising rates.

Transamerica Inflation Opportunities

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Bloomberg U.S. Universal Bond Index	Bloomberg US Treasury Inflation Protected Securities Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,002	$10,054	$10,026
12/31/2014	$9,880	$10,036	$9,913
1/31/2015	$10,001	$10,227	$10,225
2/28/2015	$9,951	$10,167	$10,102
3/31/2015	$9,900	$10,209	$10,054
4/30/2015	$9,981	$10,197	$10,128
5/31/2015	$9,911	$10,180	$10,045
6/30/2015	$9,830	$10,066	$9,947
7/31/2015	$9,810	$10,125	$9,968
8/31/2015	$9,699	$10,095	$9,892
9/30/2015	$9,618	$10,134	$9,833
10/31/2015	$9,678	$10,167	$9,858
11/30/2015	$9,648	$10,130	$9,849
12/31/2015	$9,507	$10,079	$9,770
1/31/2016	$9,527	$10,190	$9,915
2/29/2016	$9,588	$10,263	$10,026
3/31/2016	$9,800	$10,388	$10,206
4/30/2016	$9,840	$10,459	$10,241
5/31/2016	$9,820	$10,467	$10,169
6/30/2016	$10,001	$10,652	$10,380
7/31/2016	$10,072	$10,739	$10,470
8/31/2016	$10,133	$10,751	$10,423
9/30/2016	$10,173	$10,753	$10,480
10/31/2016	$10,123	$10,682	$10,439
11/30/2016	$9,948	$10,442	$10,238
12/31/2016	$9,964	$10,473	$10,228
1/31/2017	$10,056	$10,510	$10,314
2/28/2017	$10,106	$10,591	$10,362
3/31/2017	$10,107	$10,588	$10,357
4/30/2017	$10,185	$10,675	$10,418
5/31/2017	$10,198	$10,758	$10,414
6/30/2017	$10,139	$10,749	$10,315
7/31/2017	$10,192	$10,802	$10,361
8/31/2017	$10,293	$10,895	$10,471
9/30/2017	$10,241	$10,857	$10,404
10/31/2017	$10,271	$10,870	$10,426
11/30/2017	$10,297	$10,854	$10,440
12/31/2017	$10,369	$10,901	$10,536
1/31/2018	$10,344	$10,797	$10,445
2/28/2018	$10,249	$10,694	$10,344
3/31/2018	$10,335	$10,748	$10,452
4/30/2018	$10,306	$10,676	$10,446
5/31/2018	$10,274	$10,735	$10,491
6/30/2018	$10,307	$10,719	$10,533
7/31/2018	$10,309	$10,741	$10,482
8/31/2018	$10,309	$10,794	$10,558
9/30/2018	$10,244	$10,748	$10,447
10/31/2018	$10,099	$10,658	$10,297
11/30/2018	$10,096	$10,706	$10,346
12/31/2018	$10,163	$10,874	$10,403
1/31/2019	$10,342	$11,024	$10,543
2/28/2019	$10,342	$11,036	$10,541
3/31/2019	$10,533	$11,235	$10,735
4/30/2019	$10,575	$11,251	$10,771
5/31/2019	$10,672	$11,423	$10,949
6/30/2019	$10,796	$11,585	$11,043
7/31/2019	$10,857	$11,619	$11,082
8/31/2019	$11,070	$11,882	$11,345
9/30/2019	$10,969	$11,830	$11,191
10/31/2019	$11,005	$11,869	$11,220
11/30/2019	$11,007	$11,866	$11,237
12/31/2019	$11,056	$11,884	$11,279
1/31/2020	$11,267	$12,097	$11,516
2/29/2020	$11,344	$12,278	$11,676
3/31/2020	$10,782	$12,039	$11,471
4/30/2020	$11,136	$12,280	$11,789
5/31/2020	$11,243	$12,394	$11,825
6/30/2020	$11,415	$12,498	$11,957
7/31/2020	$11,694	$12,717	$12,232
8/31/2020	$11,770	$12,644	$12,365
9/30/2020	$11,735	$12,621	$12,319
10/31/2020	$11,702	$12,576	$12,240
11/30/2020	$11,926	$12,740	$12,377
12/31/2020	$12,045	$12,784	$12,519
1/31/2021	$12,039	$12,704	$12,561
2/28/2021	$11,847	$12,540	$12,358
3/31/2021	$11,858	$12,394	$12,335
4/30/2021	$11,999	$12,498	$12,507
5/31/2021	$12,121	$12,546	$12,659
6/30/2021	$12,187	$12,637	$12,736
7/31/2021	$12,417	$12,764	$13,075
8/31/2021	$12,408	$12,756	$13,052
9/30/2021	$12,312	$12,647	$12,959
10/31/2021	$12,414	$12,636	$13,106
11/30/2021	$12,478	$12,652	$13,223
12/31/2021	$12,529	$12,643	$13,265
1/31/2022	$12,285	$12,366	$12,997
2/28/2022	$12,318	$12,197	$13,108
3/31/2022	$12,202	$11,870	$12,864
4/30/2022	$11,886	$11,427	$12,601
5/31/2022	$11,774	$11,490	$12,476
6/30/2022	$11,441	$11,261	$12,081
7/31/2022	$11,830	$11,544	$12,607
8/31/2022	$11,569	$11,244	$12,272
9/30/2022	$10,893	$10,759	$11,460
10/31/2022	$10,957	$10,641	$11,602
11/30/2022	$11,228	$11,038	$11,814
12/31/2022	$11,174	$11,001	$11,694
1/31/2023	$11,434	$11,342	$11,908
2/28/2023	$11,292	$11,063	$11,744
3/31/2023	$11,535	$11,323	$12,084
4/30/2023	$11,557	$11,392	$12,097
5/31/2023	$11,472	$11,274	$11,952
6/30/2023	$11,476	$11,256	$11,912
7/31/2023	$11,499	$11,267	$11,927
8/31/2023	$11,437	$11,200	$11,821
9/30/2023	$11,214	$10,932	$11,603
10/31/2023	$11,137	$10,768	$11,518
11/30/2023	$11,481	$11,253	$11,830
12/31/2023	$11,841	$11,680	$12,149
1/31/2024	$11,841	$11,652	$12,171
2/29/2024	$11,743	$11,512	$12,040
3/31/2024	$11,842	$11,625	$12,139
4/30/2024	$11,631	$11,353	$11,934
5/31/2024	$11,808	$11,542	$12,139
6/30/2024	$11,919	$11,647	$12,235
7/31/2024	$12,079	$11,911	$12,453
8/31/2024	$12,228	$12,087	$12,550
9/30/2024	$12,400	$12,253	$12,739
10/31/2024	$12,213	$11,974	$12,510

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I	9.66%	2.10%	2.02%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	0.18%	1.82%
Bloomberg US Treasury Inflation Protected Securities IndexFootnote Reference(b)	8.61%	2.20%	2.26%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$176,750,897
Number of Portfolio Holdings	103
Portfolio Turnover Rate	27%
Total Advisory Fees Paid (net of waivers and reimbursements)	$678,428
Average MaturityFootnote Reference§	7.52 years
DurationFootnote Reference†	6.51 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Inflation Opportunities

Class I

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	76.8%
AAA	1.6
A	5.7
BBB	14.6
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

U.S. Government Obligations	76.8%
Corporate Debt Securities	12.3
Foreign Government Obligations	9.0
Other Investment Company	1.2
Short-Term Investment Companies	0.6
Asset-Backed Securities	0.6
Net Other Assets (Liabilities)Footnote Reference^	(0.5)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Inflation-Protected Indexed Notes, 1.38%, 07/15/2033	5.2%
U.S. Treasury Inflation-Protected Indexed Bonds, 0.75%, 02/15/2042	3.1
U.S. Treasury Inflation-Protected Indexed Notes, 0.25%, 01/15/2025	2.9
U.S. Treasury Inflation-Protected Indexed Notes, 0.63%, 01/15/2026	2.7
U.S. Treasury Inflation-Protected Indexed Notes, 0.38%, 07/15/2027	2.7
U.S. Treasury Inflation-Protected Indexed Notes, 1.63%, 10/15/2027	2.6
U.S. Treasury Inflation-Protected Indexed Bonds, 1.50%, 02/15/2053	2.6
U.S. Treasury Inflation-Protected Indexed Notes, 1.25%, 04/15/2028	2.4
U.S. Treasury Inflation-Protected Indexed Notes, 0.50%, 01/15/2028	2.4
U.S. Treasury Inflation-Protected Indexed Notes, 0.13%, 10/15/2026	2.4

Transamerica Inflation Opportunities

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Inflation Opportunities

Class I

Annual Shareholder Report

October 31, 2024

Transamerica Inflation Opportunities

Class I2

Ticker: N/A

October 31, 2024

Fund Overview

Transamerica Inflation Opportunities (the "Fund") seeks maximum real return, consistent with appreciation of capital. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$54	0.52%

How did the Fund perform last year and what affected its performance?

Over the majority of the period, inflation continued to remain elevated in both the U.S. and Europe as the start of the period was marked by the war in the Middle East, in addition to the war in Ukraine, and the U.S. economy continued to run strong. Given the continued inflationary pressures into the first half of 2024, U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) and European Inflation Linked Bonds continued to look attractive relative to U.S. Treasuries and nominal European government bonds.

Asset allocation was the largest contributor to outperformance during the period. The Fund’s overweight allocation to corporate financial and industrial bonds contributed to performance as corporate spreads tightened to multi-year lows, net of duration, over the period. In addition, the Fund’s overweight to U.K. inflation linked bonds helped performance on an asset allocation basis.

Security selection within the Fund’s U.S. TIPS holdings also contributed positively to performance. The Fund was slightly overweight duration and these longer dated U.S. TIPS outperformed the Index.

The Fund’s overweight to Japanese inflation linked bonds was the primary detractor from performance over the period as the Bank of Japan reversed its negative interest rate policy by raising rates.

Transamerica Inflation Opportunities

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Bloomberg U.S. Universal Bond Index	Bloomberg US Treasury Inflation Protected Securities Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$9,994	$10,054	$10,026
12/31/2014	$9,873	$10,036	$9,913
1/31/2015	$9,994	$10,227	$10,225
2/28/2015	$9,943	$10,167	$10,102
3/31/2015	$9,893	$10,209	$10,054
4/30/2015	$9,974	$10,197	$10,128
5/31/2015	$9,913	$10,180	$10,045
6/30/2015	$9,832	$10,066	$9,947
7/31/2015	$9,812	$10,125	$9,968
8/31/2015	$9,701	$10,095	$9,892
9/30/2015	$9,621	$10,134	$9,833
10/31/2015	$9,681	$10,167	$9,858
11/30/2015	$9,651	$10,130	$9,849
12/31/2015	$9,510	$10,079	$9,770
1/31/2016	$9,530	$10,190	$9,915
2/29/2016	$9,590	$10,263	$10,026
3/31/2016	$9,802	$10,388	$10,206
4/30/2016	$9,843	$10,459	$10,241
5/31/2016	$9,832	$10,467	$10,169
6/30/2016	$10,004	$10,652	$10,380
7/31/2016	$10,074	$10,739	$10,470
8/31/2016	$10,135	$10,751	$10,423
9/30/2016	$10,175	$10,753	$10,480
10/31/2016	$10,135	$10,682	$10,439
11/30/2016	$9,961	$10,442	$10,238
12/31/2016	$9,981	$10,473	$10,228
1/31/2017	$10,072	$10,510	$10,314
2/28/2017	$10,123	$10,591	$10,362
3/31/2017	$10,114	$10,588	$10,357
4/30/2017	$10,202	$10,675	$10,418
5/31/2017	$10,205	$10,758	$10,414
6/30/2017	$10,147	$10,749	$10,315
7/31/2017	$10,210	$10,802	$10,361
8/31/2017	$10,301	$10,895	$10,471
9/30/2017	$10,260	$10,857	$10,404
10/31/2017	$10,290	$10,870	$10,426
11/30/2017	$10,316	$10,854	$10,440
12/31/2017	$10,388	$10,901	$10,536
1/31/2018	$10,363	$10,797	$10,445
2/28/2018	$10,269	$10,694	$10,344
3/31/2018	$10,355	$10,748	$10,452
4/30/2018	$10,326	$10,676	$10,446
5/31/2018	$10,295	$10,735	$10,491
6/30/2018	$10,328	$10,719	$10,533
7/31/2018	$10,331	$10,741	$10,482
8/31/2018	$10,341	$10,794	$10,558
9/30/2018	$10,277	$10,748	$10,447
10/31/2018	$10,122	$10,658	$10,297
11/30/2018	$10,130	$10,706	$10,346
12/31/2018	$10,186	$10,874	$10,403
1/31/2019	$10,366	$11,024	$10,543
2/28/2019	$10,366	$11,036	$10,541
3/31/2019	$10,567	$11,235	$10,735
4/30/2019	$10,598	$11,251	$10,771
5/31/2019	$10,707	$11,423	$10,949
6/30/2019	$10,831	$11,585	$11,043
7/31/2019	$10,893	$11,619	$11,082
8/31/2019	$11,106	$11,882	$11,345
9/30/2019	$11,005	$11,830	$11,191
10/31/2019	$11,042	$11,869	$11,220
11/30/2019	$11,033	$11,866	$11,237
12/31/2019	$11,093	$11,884	$11,279
1/31/2020	$11,304	$12,097	$11,516
2/29/2020	$11,381	$12,278	$11,676
3/31/2020	$10,819	$12,039	$11,471
4/30/2020	$11,173	$12,280	$11,789
5/31/2020	$11,270	$12,394	$11,825
6/30/2020	$11,442	$12,498	$11,957
7/31/2020	$11,732	$12,717	$12,232
8/31/2020	$11,796	$12,644	$12,365
9/30/2020	$11,773	$12,621	$12,319
10/31/2020	$11,730	$12,576	$12,240
11/30/2020	$11,964	$12,740	$12,377
12/31/2020	$12,083	$12,784	$12,519
1/31/2021	$12,077	$12,704	$12,561
2/28/2021	$11,885	$12,540	$12,358
3/31/2021	$11,896	$12,394	$12,335
4/30/2021	$12,037	$12,498	$12,507
5/31/2021	$12,160	$12,546	$12,659
6/30/2021	$12,226	$12,637	$12,736
7/31/2021	$12,456	$12,764	$13,075
8/31/2021	$12,447	$12,756	$13,052
9/30/2021	$12,351	$12,647	$12,959
10/31/2021	$12,453	$12,636	$13,106
11/30/2021	$12,518	$12,652	$13,223
12/31/2021	$12,570	$12,643	$13,265
1/31/2022	$12,326	$12,366	$12,997
2/28/2022	$12,360	$12,197	$13,108
3/31/2022	$12,243	$11,870	$12,864
4/30/2022	$11,916	$11,427	$12,601
5/31/2022	$11,816	$11,490	$12,476
6/30/2022	$11,483	$11,261	$12,081
7/31/2022	$11,872	$11,544	$12,607
8/31/2022	$11,600	$11,244	$12,272
9/30/2022	$10,936	$10,759	$11,460
10/31/2022	$11,001	$10,641	$11,602
11/30/2022	$11,271	$11,038	$11,814
12/31/2022	$11,218	$11,001	$11,694
1/31/2023	$11,479	$11,342	$11,908
2/28/2023	$11,336	$11,063	$11,744
3/31/2023	$11,580	$11,323	$12,084
4/30/2023	$11,602	$11,392	$12,097
5/31/2023	$11,505	$11,274	$11,952
6/30/2023	$11,521	$11,256	$11,912
7/31/2023	$11,544	$11,267	$11,927
8/31/2023	$11,482	$11,200	$11,821
9/30/2023	$11,260	$10,932	$11,603
10/31/2023	$11,183	$10,768	$11,518
11/30/2023	$11,515	$11,253	$11,830
12/31/2023	$11,865	$11,680	$12,149
1/31/2024	$11,865	$11,652	$12,171
2/29/2024	$11,766	$11,512	$12,040
3/31/2024	$11,866	$11,625	$12,139
4/30/2024	$11,656	$11,353	$11,934
5/31/2024	$11,835	$11,542	$12,139
6/30/2024	$11,959	$11,647	$12,235
7/31/2024	$12,120	$11,911	$12,453
8/31/2024	$12,271	$12,087	$12,550
9/30/2024	$12,431	$12,253	$12,739
10/31/2024	$12,245	$11,974	$12,510

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I2	9.49%	2.09%	2.05%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	0.18%	1.82%
Bloomberg US Treasury Inflation Protected Securities IndexFootnote Reference(b)	8.61%	2.20%	2.26%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$176,750,897
Number of Portfolio Holdings	103
Portfolio Turnover Rate	27%
Total Advisory Fees Paid (net of waivers and reimbursements)	$678,428
Average MaturityFootnote Reference§	7.52 years
DurationFootnote Reference†	6.51 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Inflation Opportunities

Class I2

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	76.8%
AAA	1.6
A	5.7
BBB	14.6
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

U.S. Government Obligations	76.8%
Corporate Debt Securities	12.3
Foreign Government Obligations	9.0
Other Investment Company	1.2
Short-Term Investment Companies	0.6
Asset-Backed Securities	0.6
Net Other Assets (Liabilities)Footnote Reference^	(0.5)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Inflation-Protected Indexed Notes, 1.38%, 07/15/2033	5.2%
U.S. Treasury Inflation-Protected Indexed Bonds, 0.75%, 02/15/2042	3.1
U.S. Treasury Inflation-Protected Indexed Notes, 0.25%, 01/15/2025	2.9
U.S. Treasury Inflation-Protected Indexed Notes, 0.63%, 01/15/2026	2.7
U.S. Treasury Inflation-Protected Indexed Notes, 0.38%, 07/15/2027	2.7
U.S. Treasury Inflation-Protected Indexed Notes, 1.63%, 10/15/2027	2.6
U.S. Treasury Inflation-Protected Indexed Bonds, 1.50%, 02/15/2053	2.6
U.S. Treasury Inflation-Protected Indexed Notes, 1.25%, 04/15/2028	2.4
U.S. Treasury Inflation-Protected Indexed Notes, 0.50%, 01/15/2028	2.4
U.S. Treasury Inflation-Protected Indexed Notes, 0.13%, 10/15/2026	2.4

Transamerica Inflation Opportunities

Class I2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Inflation Opportunities

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica Inflation Opportunities

Class I3

TIOBX

October 31, 2024

Fund Overview

Transamerica Inflation Opportunities (the "Fund") seeks maximum real return, consistent with appreciation of capital. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I3	$54	0.52%

How did the Fund perform last year and what affected its performance?

Over the majority of the period, inflation continued to remain elevated in both the U.S. and Europe as the start of the period was marked by the war in the Middle East, in addition to the war in Ukraine, and the U.S. economy continued to run strong. Given the continued inflationary pressures into the first half of 2024, U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) and European Inflation Linked Bonds continued to look attractive relative to U.S. Treasuries and nominal European government bonds.

Asset allocation was the largest contributor to outperformance during the period. The Fund’s overweight allocation to corporate financial and industrial bonds contributed to performance as corporate spreads tightened to multi-year lows, net of duration, over the period. In addition, the Fund’s overweight to U.K. inflation linked bonds helped performance on an asset allocation basis.

Security selection within the Fund’s U.S. TIPS holdings also contributed positively to performance. The Fund was slightly overweight duration and these longer dated U.S. TIPS outperformed the Index.

The Fund’s overweight to Japanese inflation linked bonds was the primary detractor from performance over the period as the Bank of Japan reversed its negative interest rate policy by raising rates.

Transamerica Inflation Opportunities

Class I3

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I3	Bloomberg U.S. Universal Bond Index	Bloomberg US Treasury Inflation Protected Securities Index
10/27/2023	$10,000	$10,000	$10,000
10/31/2023	$10,000	$9,975	$9,958
11/30/2023	$10,297	$10,424	$10,228
12/31/2023	$10,610	$10,820	$10,504
1/31/2024	$10,610	$10,794	$10,522
2/29/2024	$10,522	$10,665	$10,409
3/31/2024	$10,611	$10,769	$10,495
4/30/2024	$10,423	$10,518	$10,318
5/31/2024	$10,583	$10,692	$10,495
6/30/2024	$10,694	$10,790	$10,577
7/31/2024	$10,838	$11,035	$10,766
8/31/2024	$10,973	$11,197	$10,850
9/30/2024	$11,116	$11,351	$11,013
10/31/2024	$10,949	$11,093	$10,816

Average Annual Total Returns

	1 Year	10 Years or Since Inception 10/27/23
Class I3	9.49%	9.36%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	10.79%
Bloomberg US Treasury Inflation Protected Securities IndexFootnote Reference(b)	8.61%	8.19%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$176,750,897
Number of Portfolio Holdings	103
Portfolio Turnover Rate	27%
Total Advisory Fees Paid (net of waivers and reimbursements)	$678,428
Average MaturityFootnote Reference§	7.52 years
DurationFootnote Reference†	6.51 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Inflation Opportunities

Class I3

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	76.8%
AAA	1.6
A	5.7
BBB	14.6
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

U.S. Government Obligations	76.8%
Corporate Debt Securities	12.3
Foreign Government Obligations	9.0
Other Investment Company	1.2
Short-Term Investment Companies	0.6
Asset-Backed Securities	0.6
Net Other Assets (Liabilities)Footnote Reference^	(0.5)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Inflation-Protected Indexed Notes, 1.38%, 07/15/2033	5.2%
U.S. Treasury Inflation-Protected Indexed Bonds, 0.75%, 02/15/2042	3.1
U.S. Treasury Inflation-Protected Indexed Notes, 0.25%, 01/15/2025	2.9
U.S. Treasury Inflation-Protected Indexed Notes, 0.63%, 01/15/2026	2.7
U.S. Treasury Inflation-Protected Indexed Notes, 0.38%, 07/15/2027	2.7
U.S. Treasury Inflation-Protected Indexed Notes, 1.63%, 10/15/2027	2.6
U.S. Treasury Inflation-Protected Indexed Bonds, 1.50%, 02/15/2053	2.6
U.S. Treasury Inflation-Protected Indexed Notes, 1.25%, 04/15/2028	2.4
U.S. Treasury Inflation-Protected Indexed Notes, 0.50%, 01/15/2028	2.4
U.S. Treasury Inflation-Protected Indexed Notes, 0.13%, 10/15/2026	2.4

Transamerica Inflation Opportunities

Class I3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Inflation Opportunities

Class I3

Annual Shareholder Report

October 31, 2024

Transamerica Inflation Opportunities

Class R

TIODX

October 31, 2024

Fund Overview

Transamerica Inflation Opportunities (the "Fund") seeks maximum real return, consistent with appreciation of capital. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$105	1.00%

How did the Fund perform last year and what affected its performance?

Over the majority of the period, inflation continued to remain elevated in both the U.S. and Europe as the start of the period was marked by the war in the Middle East, in addition to the war in Ukraine, and the U.S. economy continued to run strong. Given the continued inflationary pressures into the first half of 2024, U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) and European Inflation Linked Bonds continued to look attractive relative to U.S. Treasuries and nominal European government bonds.

Asset allocation was the largest contributor to outperformance during the period. The Fund’s overweight allocation to corporate financial and industrial bonds contributed to performance as corporate spreads tightened to multi-year lows, net of duration, over the period. In addition, the Fund’s overweight to U.K. inflation linked bonds helped performance on an asset allocation basis.

Security selection within the Fund’s U.S. TIPS holdings also contributed positively to performance. The Fund was slightly overweight duration and these longer dated U.S. TIPS outperformed the Index.

The Fund’s overweight to Japanese inflation linked bonds was the primary detractor from performance over the period as the Bank of Japan reversed its negative interest rate policy by raising rates.

Transamerica Inflation Opportunities

Class R

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R	Bloomberg U.S. Universal Bond Index	Bloomberg US Treasury Inflation Protected Securities Index
10/27/2023	$10,000	$10,000	$10,000
10/31/2023	$10,000	$9,975	$9,958
11/30/2023	$10,296	$10,424	$10,228
12/31/2023	$10,608	$10,820	$10,504
1/31/2024	$10,597	$10,794	$10,522
2/29/2024	$10,508	$10,665	$10,409
3/31/2024	$10,594	$10,769	$10,495
4/30/2024	$10,400	$10,518	$10,318
5/31/2024	$10,557	$10,692	$10,495
6/30/2024	$10,654	$10,790	$10,577
7/31/2024	$10,795	$11,035	$10,766
8/31/2024	$10,926	$11,197	$10,850
9/30/2024	$11,066	$11,351	$11,013
10/31/2024	$10,905	$11,093	$10,816

Average Annual Total Returns

	1 Year	10 Years or Since Inception 10/27/23
Class R	9.05%	8.92%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	10.79%
Bloomberg US Treasury Inflation Protected Securities IndexFootnote Reference(b)	8.61%	8.19%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$176,750,897
Number of Portfolio Holdings	103
Portfolio Turnover Rate	27%
Total Advisory Fees Paid (net of waivers and reimbursements)	$678,428
Average MaturityFootnote Reference§	7.52 years
DurationFootnote Reference†	6.51 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Inflation Opportunities

Class R

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	76.8%
AAA	1.6
A	5.7
BBB	14.6
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

U.S. Government Obligations	76.8%
Corporate Debt Securities	12.3
Foreign Government Obligations	9.0
Other Investment Company	1.2
Short-Term Investment Companies	0.6
Asset-Backed Securities	0.6
Net Other Assets (Liabilities)Footnote Reference^	(0.5)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Inflation-Protected Indexed Notes, 1.38%, 07/15/2033	5.2%
U.S. Treasury Inflation-Protected Indexed Bonds, 0.75%, 02/15/2042	3.1
U.S. Treasury Inflation-Protected Indexed Notes, 0.25%, 01/15/2025	2.9
U.S. Treasury Inflation-Protected Indexed Notes, 0.63%, 01/15/2026	2.7
U.S. Treasury Inflation-Protected Indexed Notes, 0.38%, 07/15/2027	2.7
U.S. Treasury Inflation-Protected Indexed Notes, 1.63%, 10/15/2027	2.6
U.S. Treasury Inflation-Protected Indexed Bonds, 1.50%, 02/15/2053	2.6
U.S. Treasury Inflation-Protected Indexed Notes, 1.25%, 04/15/2028	2.4
U.S. Treasury Inflation-Protected Indexed Notes, 0.50%, 01/15/2028	2.4
U.S. Treasury Inflation-Protected Indexed Notes, 0.13%, 10/15/2026	2.4

Transamerica Inflation Opportunities

Class R

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Inflation Opportunities

Class R

Annual Shareholder Report

October 31, 2024

Transamerica Inflation Opportunities

Class R4

TIOEX

October 31, 2024

Fund Overview

Transamerica Inflation Opportunities (the "Fund") seeks maximum real return, consistent with appreciation of capital. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R4	$68	0.65%

How did the Fund perform last year and what affected its performance?

Over the majority of the period, inflation continued to remain elevated in both the U.S. and Europe as the start of the period was marked by the war in the Middle East, in addition to the war in Ukraine, and the U.S. economy continued to run strong. Given the continued inflationary pressures into the first half of 2024, U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) and European Inflation Linked Bonds continued to look attractive relative to U.S. Treasuries and nominal European government bonds.

Asset allocation was the largest contributor to outperformance during the period. The Fund’s overweight allocation to corporate financial and industrial bonds contributed to performance as corporate spreads tightened to multi-year lows, net of duration, over the period. In addition, the Fund’s overweight to U.K. inflation linked bonds helped performance on an asset allocation basis.

Security selection within the Fund’s U.S. TIPS holdings also contributed positively to performance. The Fund was slightly overweight duration and these longer dated U.S. TIPS outperformed the Index.

The Fund’s overweight to Japanese inflation linked bonds was the primary detractor from performance over the period as the Bank of Japan reversed its negative interest rate policy by raising rates.

Transamerica Inflation Opportunities

Class R4

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R4	Bloomberg U.S. Universal Bond Index	Bloomberg US Treasury Inflation Protected Securities Index
10/27/2023	$10,000	$10,000	$10,000
10/31/2023	$9,989	$9,975	$9,958
11/30/2023	$10,285	$10,424	$10,228
12/31/2023	$10,597	$10,820	$10,504
1/31/2024	$10,597	$10,794	$10,522
2/29/2024	$10,499	$10,665	$10,409
3/31/2024	$10,597	$10,769	$10,495
4/30/2024	$10,407	$10,518	$10,318
5/31/2024	$10,567	$10,692	$10,495
6/30/2024	$10,666	$10,790	$10,577
7/31/2024	$10,809	$11,035	$10,766
8/31/2024	$10,942	$11,197	$10,850
9/30/2024	$11,095	$11,351	$11,013
10/31/2024	$10,927	$11,093	$10,816

Average Annual Total Returns

	1 Year	10 Years or Since Inception 10/27/23
Class R4	9.39%	9.26%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	10.79%
Bloomberg US Treasury Inflation Protected Securities IndexFootnote Reference(b)	8.61%	8.19%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$176,750,897
Number of Portfolio Holdings	103
Portfolio Turnover Rate	27%
Total Advisory Fees Paid (net of waivers and reimbursements)	$678,428
Average MaturityFootnote Reference§	7.52 years
DurationFootnote Reference†	6.51 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Inflation Opportunities

Class R4

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	76.8%
AAA	1.6
A	5.7
BBB	14.6
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

U.S. Government Obligations	76.8%
Corporate Debt Securities	12.3
Foreign Government Obligations	9.0
Other Investment Company	1.2
Short-Term Investment Companies	0.6
Asset-Backed Securities	0.6
Net Other Assets (Liabilities)Footnote Reference^	(0.5)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Inflation-Protected Indexed Notes, 1.38%, 07/15/2033	5.2%
U.S. Treasury Inflation-Protected Indexed Bonds, 0.75%, 02/15/2042	3.1
U.S. Treasury Inflation-Protected Indexed Notes, 0.25%, 01/15/2025	2.9
U.S. Treasury Inflation-Protected Indexed Notes, 0.63%, 01/15/2026	2.7
U.S. Treasury Inflation-Protected Indexed Notes, 0.38%, 07/15/2027	2.7
U.S. Treasury Inflation-Protected Indexed Notes, 1.63%, 10/15/2027	2.6
U.S. Treasury Inflation-Protected Indexed Bonds, 1.50%, 02/15/2053	2.6
U.S. Treasury Inflation-Protected Indexed Notes, 1.25%, 04/15/2028	2.4
U.S. Treasury Inflation-Protected Indexed Notes, 0.50%, 01/15/2028	2.4
U.S. Treasury Inflation-Protected Indexed Notes, 0.13%, 10/15/2026	2.4

Transamerica Inflation Opportunities

Class R4

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Inflation Opportunities

Class R4

Annual Shareholder Report

October 31, 2024

Transamerica Inflation Opportunities

Class R6

RTIOX

October 31, 2024

Fund Overview

Transamerica Inflation Opportunities (the "Fund") seeks maximum real return, consistent with appreciation of capital. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$55	0.52%

How did the Fund perform last year and what affected its performance?

Over the majority of the period, inflation continued to remain elevated in both the U.S. and Europe as the start of the period was marked by the war in the Middle East, in addition to the war in Ukraine, and the U.S. economy continued to run strong. Given the continued inflationary pressures into the first half of 2024, U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) and European Inflation Linked Bonds continued to look attractive relative to U.S. Treasuries and nominal European government bonds.

Asset allocation was the largest contributor to outperformance during the period. The Fund’s overweight allocation to corporate financial and industrial bonds contributed to performance as corporate spreads tightened to multi-year lows, net of duration, over the period. In addition, the Fund’s overweight to U.K. inflation linked bonds helped performance on an asset allocation basis.

Security selection within the Fund’s U.S. TIPS holdings also contributed positively to performance. The Fund was slightly overweight duration and these longer dated U.S. TIPS outperformed the Index.

The Fund’s overweight to Japanese inflation linked bonds was the primary detractor from performance over the period as the Bank of Japan reversed its negative interest rate policy by raising rates.

Transamerica Inflation Opportunities

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	Bloomberg U.S. Universal Bond Index	Bloomberg US Treasury Inflation Protected Securities Index
7/25/2016	$10,000	$10,000	$10,000
7/31/2016	$10,081	$10,041	$10,095
8/31/2016	$10,131	$10,052	$10,049
9/30/2016	$10,171	$10,054	$10,104
10/31/2016	$10,131	$9,988	$10,064
11/30/2016	$9,957	$9,763	$9,871
12/31/2016	$9,977	$9,792	$9,861
1/31/2017	$10,068	$9,827	$9,944
2/28/2017	$10,119	$9,903	$9,991
3/31/2017	$10,120	$9,899	$9,986
4/30/2017	$10,198	$9,981	$10,045
5/31/2017	$10,201	$10,058	$10,040
6/30/2017	$10,143	$10,050	$9,945
7/31/2017	$10,206	$10,100	$9,989
8/31/2017	$10,297	$10,187	$10,096
9/30/2017	$10,256	$10,151	$10,031
10/31/2017	$10,286	$10,163	$10,052
11/30/2017	$10,312	$10,148	$10,065
12/31/2017	$10,384	$10,193	$10,158
1/31/2018	$10,359	$10,095	$10,071
2/28/2018	$10,265	$9,999	$9,973
3/31/2018	$10,361	$10,049	$10,077
4/30/2018	$10,322	$9,982	$10,072
5/31/2018	$10,291	$10,037	$10,115
6/30/2018	$10,324	$10,022	$10,155
7/31/2018	$10,327	$10,043	$10,106
8/31/2018	$10,337	$10,093	$10,179
9/30/2018	$10,273	$10,049	$10,072
10/31/2018	$10,129	$9,965	$9,928
11/30/2018	$10,126	$10,010	$9,975
12/31/2018	$10,182	$10,167	$10,029
1/31/2019	$10,372	$10,307	$10,164
2/28/2019	$10,372	$10,318	$10,163
3/31/2019	$10,563	$10,504	$10,350
4/30/2019	$10,594	$10,519	$10,384
5/31/2019	$10,703	$10,680	$10,556
6/30/2019	$10,827	$10,831	$10,647
7/31/2019	$10,889	$10,864	$10,684
8/31/2019	$11,102	$11,109	$10,938
9/30/2019	$11,001	$11,061	$10,790
10/31/2019	$11,037	$11,097	$10,817
11/30/2019	$11,029	$11,095	$10,834
12/31/2019	$11,089	$11,111	$10,875
1/31/2020	$11,300	$11,311	$11,103
2/29/2020	$11,377	$11,480	$11,257
3/31/2020	$10,815	$11,256	$11,059
4/30/2020	$11,169	$11,481	$11,366
5/31/2020	$11,266	$11,589	$11,401
6/30/2020	$11,448	$11,685	$11,528
7/31/2020	$11,727	$11,891	$11,793
8/31/2020	$11,803	$11,822	$11,922
9/30/2020	$11,768	$11,801	$11,878
10/31/2020	$11,736	$11,759	$11,801
11/30/2020	$11,960	$11,912	$11,933
12/31/2020	$12,079	$11,953	$12,070
1/31/2021	$12,073	$11,878	$12,110
2/28/2021	$11,881	$11,725	$11,915
3/31/2021	$11,892	$11,588	$11,893
4/30/2021	$12,033	$11,686	$12,059
5/31/2021	$12,155	$11,730	$12,205
6/30/2021	$12,221	$11,816	$12,279
7/31/2021	$12,451	$11,934	$12,606
8/31/2021	$12,442	$11,926	$12,584
9/30/2021	$12,347	$11,825	$12,494
10/31/2021	$12,448	$11,815	$12,636
11/30/2021	$12,513	$11,829	$12,749
12/31/2021	$12,565	$11,821	$12,789
1/31/2022	$12,321	$11,562	$12,531
2/28/2022	$12,355	$11,404	$12,637
3/31/2022	$12,238	$11,098	$12,402
4/30/2022	$11,923	$10,685	$12,149
5/31/2022	$11,811	$10,743	$12,029
6/30/2022	$11,478	$10,529	$11,648
7/31/2022	$11,867	$10,793	$12,155
8/31/2022	$11,607	$10,513	$11,832
9/30/2022	$10,931	$10,060	$11,049
10/31/2022	$10,996	$9,949	$11,186
11/30/2022	$11,266	$10,320	$11,390
12/31/2022	$11,213	$10,285	$11,274
1/31/2023	$11,473	$10,604	$11,481
2/28/2023	$11,331	$10,344	$11,323
3/31/2023	$11,575	$10,587	$11,650
4/30/2023	$11,597	$10,651	$11,663
5/31/2023	$11,512	$10,541	$11,524
6/30/2023	$11,515	$10,524	$11,485
7/31/2023	$11,539	$10,535	$11,499
8/31/2023	$11,477	$10,471	$11,397
9/30/2023	$11,254	$10,222	$11,186
10/31/2023	$11,178	$10,068	$11,105
11/30/2023	$11,510	$10,521	$11,406
12/31/2023	$11,859	$10,920	$11,713
1/31/2024	$11,871	$10,894	$11,734
2/29/2024	$11,761	$10,764	$11,608
3/31/2024	$11,861	$10,869	$11,703
4/30/2024	$11,650	$10,615	$11,506
5/31/2024	$11,829	$10,791	$11,704
6/30/2024	$11,954	$10,890	$11,796
7/31/2024	$12,114	$11,137	$12,006
8/31/2024	$12,265	$11,301	$12,100
9/30/2024	$12,437	$11,456	$12,282
10/31/2024	$12,251	$11,196	$12,062

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 7/25/16
Class R6	9.61%	2.11%	2.49%
Bloomberg U.S. Universal Bond IndexFootnote Reference(a)	11.20%	0.18%	1.38%
Bloomberg US Treasury Inflation Protected Securities IndexFootnote Reference(b)	8.61%	2.20%	2.29%
Footnote	Description
Footnote(a)	Bloomberg U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$176,750,897
Number of Portfolio Holdings	103
Portfolio Turnover Rate	27%
Total Advisory Fees Paid (net of waivers and reimbursements)	$678,428
Average MaturityFootnote Reference§	7.52 years
DurationFootnote Reference†	6.51 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Inflation Opportunities

Class R6

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	76.8%
AAA	1.6
A	5.7
BBB	14.6
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

U.S. Government Obligations	76.8%
Corporate Debt Securities	12.3
Foreign Government Obligations	9.0
Other Investment Company	1.2
Short-Term Investment Companies	0.6
Asset-Backed Securities	0.6
Net Other Assets (Liabilities)Footnote Reference^	(0.5)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Inflation-Protected Indexed Notes, 1.38%, 07/15/2033	5.2%
U.S. Treasury Inflation-Protected Indexed Bonds, 0.75%, 02/15/2042	3.1
U.S. Treasury Inflation-Protected Indexed Notes, 0.25%, 01/15/2025	2.9
U.S. Treasury Inflation-Protected Indexed Notes, 0.63%, 01/15/2026	2.7
U.S. Treasury Inflation-Protected Indexed Notes, 0.38%, 07/15/2027	2.7
U.S. Treasury Inflation-Protected Indexed Notes, 1.63%, 10/15/2027	2.6
U.S. Treasury Inflation-Protected Indexed Bonds, 1.50%, 02/15/2053	2.6
U.S. Treasury Inflation-Protected Indexed Notes, 1.25%, 04/15/2028	2.4
U.S. Treasury Inflation-Protected Indexed Notes, 0.50%, 01/15/2028	2.4
U.S. Treasury Inflation-Protected Indexed Notes, 0.13%, 10/15/2026	2.4

Transamerica Inflation Opportunities

Class R6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Inflation Opportunities

Class R6

Annual Shareholder Report

October 31, 2024

Transamerica Intermediate Muni

Class A

TAMUX

October 31, 2024

Fund Overview

Transamerica Intermediate Muni (the "Fund") seeks to maximize total return through a combination of current income that is exempt from federal income tax and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$70	0.67%

How did the Fund perform last year and what affected its performance?

At fiscal year-end on October 31, 2024, the spread between high-yield and investment-grade municipal yields was near historic lows at 178 basis points ("bps"). Since 1995 through the end of the fiscal year, the narrowest spread between the two has been 113 bps, with an average spread of 286 bps. Year-to-date, municipal bond mutual funds have seen outflows, while municipal bond ETFs welcomed inflows. Issuance year-to-date was also up substantially compared to the same period last year.

The Fund's duration ended the fiscal year near where it began it, moving slightly from 6.33 years to 6.36 years, ending the period 0.35 years longer than the benchmark.

The Fund’s allocation to the 8+ year duration bucket was the largest contributor to performance in terms of duration positioning. However, an overweight in AA-rated credits detracted from performance, as credit spread tightening reduced the relative performance of these holdings. While the Fund's shorter-duration positions provided liquidity and allowed for portfolio repositioning, they did not capture as much price appreciation due to lower interest rate sensitivity compared to longer-duration holdings.

Credit quality also contributed to performance, primarily through an overweight in single A-rated and non-rated securities. Single A-rated positions, particularly within the 8+ year duration bucket, were among the strongest contributors.

The Fund’s Industrial Revenue Bonds (“IDRs”) contributed as one of the top-performing sectors, benefitting from excess spread compression as credit spreads tightened. IDRs typically have higher initial spreads than utilities or essential services, which enhanced returns in the fiscal year. Opportunistic trading through active management remained a key priority during the fiscal year.

Transamerica Intermediate Muni

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Bloomberg Municipal Bond Index	Bloomberg Muni Managed Money Intermediate Index
10/31/2014	$9,679	$10,000	$10,000
11/30/2014	$9,696	$10,017	$10,004
12/31/2014	$9,761	$10,068	$10,037
1/31/2015	$9,978	$10,246	$10,232
2/28/2015	$9,885	$10,141	$10,101
3/31/2015	$9,933	$10,170	$10,131
4/30/2015	$9,892	$10,116	$10,074
5/31/2015	$9,851	$10,089	$10,045
6/30/2015	$9,846	$10,079	$10,036
7/31/2015	$9,926	$10,152	$10,116
8/31/2015	$9,958	$10,172	$10,145
9/30/2015	$10,053	$10,246	$10,235
10/31/2015	$10,102	$10,287	$10,275
11/30/2015	$10,140	$10,328	$10,306
12/31/2015	$10,222	$10,400	$10,378
1/31/2016	$10,351	$10,524	$10,532
2/29/2016	$10,363	$10,541	$10,544
3/31/2016	$10,414	$10,574	$10,557
4/30/2016	$10,491	$10,652	$10,637
5/31/2016	$10,513	$10,681	$10,635
6/30/2016	$10,716	$10,851	$10,799
7/31/2016	$10,706	$10,857	$10,808
8/31/2016	$10,731	$10,872	$10,807
9/30/2016	$10,693	$10,818	$10,762
10/31/2016	$10,565	$10,704	$10,644
11/30/2016	$10,044	$10,305	$10,212
12/31/2016	$10,185	$10,426	$10,350
1/31/2017	$10,230	$10,495	$10,421
2/28/2017	$10,313	$10,568	$10,490
3/31/2017	$10,359	$10,591	$10,512
4/30/2017	$10,450	$10,667	$10,607
5/31/2017	$10,605	$10,837	$10,781
6/30/2017	$10,566	$10,798	$10,730
7/31/2017	$10,630	$10,885	$10,816
8/31/2017	$10,730	$10,968	$10,887
9/30/2017	$10,683	$10,912	$10,817
10/31/2017	$10,691	$10,939	$10,835
11/30/2017	$10,645	$10,880	$10,738
12/31/2017	$10,757	$10,994	$10,855
1/31/2018	$10,598	$10,865	$10,713
2/28/2018	$10,553	$10,832	$10,671
3/31/2018	$10,620	$10,872	$10,704
4/30/2018	$10,573	$10,833	$10,668
5/31/2018	$10,698	$10,957	$10,782
6/30/2018	$10,700	$10,967	$10,793
7/31/2018	$10,730	$10,993	$10,823
8/31/2018	$10,761	$11,022	$10,842
9/30/2018	$10,697	$10,950	$10,769
10/31/2018	$10,613	$10,883	$10,709
11/30/2018	$10,732	$11,003	$10,844
12/31/2018	$10,860	$11,135	$10,987
1/31/2019	$10,951	$11,219	$11,096
2/28/2019	$11,012	$11,279	$11,156
3/31/2019	$11,170	$11,458	$11,307
4/30/2019	$11,202	$11,501	$11,331
5/31/2019	$11,361	$11,659	$11,485
6/30/2019	$11,414	$11,702	$11,528
7/31/2019	$11,505	$11,797	$11,635
8/31/2019	$11,675	$11,983	$11,796
9/30/2019	$11,592	$11,887	$11,679
10/31/2019	$11,606	$11,908	$11,703
11/30/2019	$11,620	$11,938	$11,728
12/31/2019	$11,653	$11,974	$11,768
1/31/2020	$11,844	$12,189	$11,985
2/29/2020	$11,997	$12,346	$12,114
3/31/2020	$11,525	$11,899	$11,800
4/30/2020	$11,360	$11,749	$11,716
5/31/2020	$11,691	$12,123	$12,138
6/30/2020	$11,794	$12,223	$12,156
7/31/2020	$11,976	$12,429	$12,342
8/31/2020	$11,949	$12,370	$12,264
9/30/2020	$11,941	$12,373	$12,273
10/31/2020	$11,923	$12,336	$12,225
11/30/2020	$12,087	$12,522	$12,396
12/31/2020	$12,170	$12,598	$12,439
1/31/2021	$12,244	$12,678	$12,480
2/28/2021	$12,060	$12,477	$12,254
3/31/2021	$12,136	$12,554	$12,319
4/30/2021	$12,254	$12,659	$12,413
5/31/2021	$12,319	$12,697	$12,430
6/30/2021	$12,365	$12,732	$12,444
7/31/2021	$12,462	$12,837	$12,557
8/31/2021	$12,405	$12,790	$12,516
9/30/2021	$12,298	$12,698	$12,409
10/31/2021	$12,284	$12,661	$12,369
11/30/2021	$12,403	$12,769	$12,463
12/31/2021	$12,420	$12,789	$12,486
1/31/2022	$12,075	$12,439	$12,114
2/28/2022	$12,001	$12,395	$12,080
3/31/2022	$11,583	$11,993	$11,684
4/30/2022	$11,145	$11,661	$11,370
5/31/2022	$11,287	$11,834	$11,575
6/30/2022	$10,994	$11,641	$11,436
7/31/2022	$11,346	$11,948	$11,758
8/31/2022	$11,010	$11,686	$11,504
9/30/2022	$10,476	$11,238	$11,087
10/31/2022	$10,328	$11,144	$11,046
11/30/2022	$10,946	$11,666	$11,523
12/31/2022	$10,925	$11,699	$11,585
1/31/2023	$11,303	$12,035	$11,908
2/28/2023	$11,011	$11,763	$11,621
3/31/2023	$11,243	$12,024	$11,901
4/30/2023	$11,256	$11,996	$11,851
5/31/2023	$11,163	$11,892	$11,702
6/30/2023	$11,272	$12,012	$11,802
7/31/2023	$11,306	$12,059	$11,842
8/31/2023	$11,172	$11,885	$11,666
9/30/2023	$10,856	$11,537	$11,316
10/31/2023	$10,732	$11,439	$11,256
11/30/2023	$11,317	$12,165	$11,952
12/31/2023	$11,593	$12,448	$12,244
1/31/2024	$11,599	$12,384	$12,165
2/29/2024	$11,628	$12,400	$12,167
3/31/2024	$11,636	$12,400	$12,146
4/30/2024	$11,503	$12,246	$11,971
5/31/2024	$11,501	$12,210	$11,861
6/30/2024	$11,685	$12,397	$12,048
7/31/2024	$11,804	$12,510	$12,162
8/31/2024	$11,880	$12,609	$12,277
9/30/2024	$12,011	$12,734	$12,393
10/31/2024	$11,843	$12,548	$12,178

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class A with Load	6.72%	(0.26%)	1.71%
Class A	10.36%	0.41%	2.04%
Bloomberg Municipal Bond IndexFootnote Reference(a)	9.70%	1.05%	2.30%
Bloomberg Muni Managed Money Intermediate IndexFootnote Reference(b)	8.19%	0.80%	1.99%
Footnote	Description
Footnote(a)	Bloomberg Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg Muni Managed Money Intermediate Index is comprised of tax-exempt bonds with maturities ranging from one to 17 years that are rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody's, S&P and Fitch. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,103,844,962
Number of Portfolio Holdings	574
Portfolio Turnover Rate	95%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,998,828
Average MaturityFootnote Reference§	8.41 years
DurationFootnote Reference†	6.36 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Intermediate Muni

Class A

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	1.0%
AAA	5.8
AA	67.8
A	7.0
BBB	5.4
BB	0.4
Not Rated	4.3
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Municipal Government Obligations	90.7%
Repurchase Agreements	10.0
U.S. Government Obligations	1.0
Net Other Assets (Liabilities)Footnote Reference^	(1.7)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

City of Chicago Waterworks Revenue, Series A, 5.50%, 11/01/2062	1.8%
New York City Municipal Water Finance Authority, Series AA, 5.25%, 06/15/2053	1.5
Indianapolis Local Public Improvement Bond Bank, Series F-1, 5.00%, 03/01/2058	1.1
Public Finance Authority, Series A-1, 5.50%, 07/01/2052	1.0
U.S. Treasury Bonds, 4.75%, 11/15/2043	0.9
New York State Dormitory Authority, 5.50%, 10/01/2054	0.8
Buckeye Tobacco Settlement Financing Authority, Class 2, Series B-2, 5.00%, 06/01/2055	0.8
Kentucky Economic Development Finance Authority, Series A, 5.00%, 12/01/2045	0.8
New York State Dormitory Authority, Series A, 5.50%, 07/01/2054	0.8
Lancaster Financing Authority, Series A, 5.00%, 05/01/2054	0.8

Transamerica Intermediate Muni

Class A

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Intermediate Muni

Class A

Annual Shareholder Report

October 31, 2024

Transamerica Intermediate Muni

Class C

TCMUX

October 31, 2024

Fund Overview

Transamerica Intermediate Muni (the "Fund") seeks to maximize total return through a combination of current income that is exempt from federal income tax and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$135	1.29%

How did the Fund perform last year and what affected its performance?

At fiscal year-end on October 31, 2024, the spread between high-yield and investment-grade municipal yields was near historic lows at 178 basis points ("bps"). Since 1995 through the end of the fiscal year, the narrowest spread between the two has been 113 bps, with an average spread of 286 bps. Year-to-date, municipal bond mutual funds have seen outflows, while municipal bond ETFs welcomed inflows. Issuance year-to-date was also up substantially compared to the same period last year.

The Fund's duration ended the fiscal year near where it began it, moving slightly from 6.33 years to 6.36 years, ending the period 0.35 years longer than the benchmark.

The Fund’s allocation to the 8+ year duration bucket was the largest contributor to performance in terms of duration positioning. However, an overweight in AA-rated credits detracted from performance, as credit spread tightening reduced the relative performance of these holdings. While the Fund's shorter-duration positions provided liquidity and allowed for portfolio repositioning, they did not capture as much price appreciation due to lower interest rate sensitivity compared to longer-duration holdings.

Credit quality also contributed to performance, primarily through an overweight in single A-rated and non-rated securities. Single A-rated positions, particularly within the 8+ year duration bucket, were among the strongest contributors.

The Fund’s Industrial Revenue Bonds (“IDRs”) contributed as one of the top-performing sectors, benefitting from excess spread compression as credit spreads tightened. IDRs typically have higher initial spreads than utilities or essential services, which enhanced returns in the fiscal year. Opportunistic trading through active management remained a key priority during the fiscal year.

Transamerica Intermediate Muni

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	Bloomberg Municipal Bond Index	Bloomberg Muni Managed Money Intermediate Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,013	$10,017	$10,004
12/31/2014	$10,076	$10,068	$10,037
1/31/2015	$10,295	$10,246	$10,232
2/28/2015	$10,195	$10,141	$10,101
3/31/2015	$10,239	$10,170	$10,131
4/30/2015	$10,192	$10,116	$10,074
5/31/2015	$10,146	$10,089	$10,045
6/30/2015	$10,134	$10,079	$10,036
7/31/2015	$10,213	$10,152	$10,116
8/31/2015	$10,240	$10,172	$10,145
9/30/2015	$10,334	$10,246	$10,235
10/31/2015	$10,370	$10,287	$10,275
11/30/2015	$10,414	$10,328	$10,306
12/31/2015	$10,493	$10,400	$10,378
1/31/2016	$10,612	$10,524	$10,532
2/29/2016	$10,619	$10,541	$10,544
3/31/2016	$10,675	$10,574	$10,557
4/30/2016	$10,741	$10,652	$10,637
5/31/2016	$10,768	$10,681	$10,635
6/30/2016	$10,962	$10,851	$10,799
7/31/2016	$10,946	$10,857	$10,808
8/31/2016	$10,976	$10,872	$10,807
9/30/2016	$10,923	$10,818	$10,762
10/31/2016	$10,785	$10,704	$10,644
11/30/2016	$10,257	$10,305	$10,212
12/31/2016	$10,395	$10,426	$10,350
1/31/2017	$10,435	$10,495	$10,421
2/28/2017	$10,506	$10,568	$10,490
3/31/2017	$10,547	$10,591	$10,512
4/30/2017	$10,635	$10,667	$10,607
5/31/2017	$10,797	$10,837	$10,781
6/30/2017	$10,752	$10,798	$10,730
7/31/2017	$10,811	$10,885	$10,816
8/31/2017	$10,908	$10,968	$10,887
9/30/2017	$10,844	$10,912	$10,817
10/31/2017	$10,857	$10,939	$10,835
11/30/2017	$10,804	$10,880	$10,738
12/31/2017	$10,904	$10,994	$10,855
1/31/2018	$10,746	$10,865	$10,713
2/28/2018	$10,695	$10,832	$10,671
3/31/2018	$10,757	$10,872	$10,704
4/30/2018	$10,705	$10,833	$10,668
5/31/2018	$10,825	$10,957	$10,782
6/30/2018	$10,822	$10,967	$10,793
7/31/2018	$10,847	$10,993	$10,823
8/31/2018	$10,862	$11,022	$10,842
9/30/2018	$10,801	$10,950	$10,769
10/31/2018	$10,702	$10,883	$10,709
11/30/2018	$10,826	$11,003	$10,844
12/31/2018	$10,940	$11,135	$10,987
1/31/2019	$11,035	$11,219	$11,096
2/28/2019	$11,093	$11,279	$11,156
3/31/2019	$11,246	$11,458	$11,307
4/30/2019	$11,272	$11,501	$11,331
5/31/2019	$11,427	$11,659	$11,485
6/30/2019	$11,464	$11,702	$11,528
7/31/2019	$11,560	$11,797	$11,635
8/31/2019	$11,715	$11,983	$11,796
9/30/2019	$11,625	$11,887	$11,679
10/31/2019	$11,643	$11,908	$11,703
11/30/2019	$11,651	$11,938	$11,728
12/31/2019	$11,668	$11,974	$11,768
1/31/2020	$11,854	$12,189	$11,985
2/29/2020	$12,011	$12,346	$12,114
3/31/2020	$11,521	$11,899	$11,800
4/30/2020	$11,360	$11,749	$11,716
5/31/2020	$11,686	$12,123	$12,138
6/30/2020	$11,773	$12,223	$12,156
7/31/2020	$11,959	$12,429	$12,342
8/31/2020	$11,915	$12,370	$12,264
9/30/2020	$11,902	$12,373	$12,273
10/31/2020	$11,888	$12,336	$12,225
11/30/2020	$12,045	$12,522	$12,396
12/31/2020	$12,111	$12,598	$12,439
1/31/2021	$12,178	$12,678	$12,480
2/28/2021	$11,999	$12,477	$12,254
3/31/2021	$12,059	$12,554	$12,319
4/30/2021	$12,180	$12,659	$12,413
5/31/2021	$12,239	$12,697	$12,430
6/30/2021	$12,278	$12,732	$12,444
7/31/2021	$12,367	$12,837	$12,557
8/31/2021	$12,304	$12,790	$12,516
9/30/2021	$12,192	$12,698	$12,409
10/31/2021	$12,161	$12,661	$12,369
11/30/2021	$12,282	$12,769	$12,463
12/31/2021	$12,293	$12,789	$12,486
1/31/2022	$11,945	$12,439	$12,114
2/28/2022	$11,865	$12,395	$12,080
3/31/2022	$11,446	$11,993	$11,684
4/30/2022	$11,006	$11,661	$11,370
5/31/2022	$11,141	$11,834	$11,575
6/30/2022	$10,846	$11,641	$11,436
7/31/2022	$11,187	$11,948	$11,758
8/31/2022	$10,850	$11,686	$11,504
9/30/2022	$10,317	$11,238	$11,087
10/31/2022	$10,166	$11,144	$11,046
11/30/2022	$10,770	$11,666	$11,523
12/31/2022	$10,743	$11,699	$11,585
1/31/2023	$11,111	$12,035	$11,908
2/28/2023	$10,817	$11,763	$11,621
3/31/2023	$11,041	$12,024	$11,901
4/30/2023	$11,047	$11,996	$11,851
5/31/2023	$10,950	$11,892	$11,702
6/30/2023	$11,051	$12,012	$11,802
7/31/2023	$11,079	$12,059	$11,842
8/31/2023	$10,941	$11,885	$11,666
9/30/2023	$10,625	$11,537	$11,316
10/31/2023	$10,497	$11,439	$11,256
11/30/2023	$11,065	$12,165	$11,952
12/31/2023	$11,329	$12,448	$12,244
1/31/2024	$11,330	$12,384	$12,165
2/29/2024	$11,353	$12,400	$12,167
3/31/2024	$11,354	$12,400	$12,146
4/30/2024	$11,218	$12,246	$11,971
5/31/2024	$11,210	$12,210	$11,861
6/30/2024	$11,385	$12,397	$12,048
7/31/2024	$11,495	$12,510	$12,162
8/31/2024	$11,562	$12,609	$12,277
9/30/2024	$11,683	$12,734	$12,393
10/31/2024	$11,514	$12,548	$12,178

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class C with Load	8.69%	(0.22%)	1.42%
Class C	9.69%	(0.22%)	1.42%
Bloomberg Municipal Bond IndexFootnote Reference(a)	9.70%	1.05%	2.30%
Bloomberg Muni Managed Money Intermediate IndexFootnote Reference(b)	8.19%	0.80%	1.99%
Footnote	Description
Footnote(a)	Bloomberg Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg Muni Managed Money Intermediate Index is comprised of tax-exempt bonds with maturities ranging from one to 17 years that are rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody's, S&P and Fitch. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,103,844,962
Number of Portfolio Holdings	574
Portfolio Turnover Rate	95%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,998,828
Average MaturityFootnote Reference§	8.41 years
DurationFootnote Reference†	6.36 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Intermediate Muni

Class C

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	1.0%
AAA	5.8
AA	67.8
A	7.0
BBB	5.4
BB	0.4
Not Rated	4.3
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Municipal Government Obligations	90.7%
Repurchase Agreements	10.0
U.S. Government Obligations	1.0
Net Other Assets (Liabilities)Footnote Reference^	(1.7)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

City of Chicago Waterworks Revenue, Series A, 5.50%, 11/01/2062	1.8%
New York City Municipal Water Finance Authority, Series AA, 5.25%, 06/15/2053	1.5
Indianapolis Local Public Improvement Bond Bank, Series F-1, 5.00%, 03/01/2058	1.1
Public Finance Authority, Series A-1, 5.50%, 07/01/2052	1.0
U.S. Treasury Bonds, 4.75%, 11/15/2043	0.9
New York State Dormitory Authority, 5.50%, 10/01/2054	0.8
Buckeye Tobacco Settlement Financing Authority, Class 2, Series B-2, 5.00%, 06/01/2055	0.8
Kentucky Economic Development Finance Authority, Series A, 5.00%, 12/01/2045	0.8
New York State Dormitory Authority, Series A, 5.50%, 07/01/2054	0.8
Lancaster Financing Authority, Series A, 5.00%, 05/01/2054	0.8

Transamerica Intermediate Muni

Class C

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Intermediate Muni

Class C

Annual Shareholder Report

October 31, 2024

Transamerica Intermediate Muni

Class I

TIMUX

October 31, 2024

Fund Overview

Transamerica Intermediate Muni (the "Fund") seeks to maximize total return through a combination of current income that is exempt from federal income tax and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$52	0.49%

How did the Fund perform last year and what affected its performance?

At fiscal year-end on October 31, 2024, the spread between high-yield and investment-grade municipal yields was near historic lows at 178 basis points ("bps"). Since 1995 through the end of the fiscal year, the narrowest spread between the two has been 113 bps, with an average spread of 286 bps. Year-to-date, municipal bond mutual funds have seen outflows, while municipal bond ETFs welcomed inflows. Issuance year-to-date was also up substantially compared to the same period last year.

The Fund's duration ended the fiscal year near where it began it, moving slightly from 6.33 years to 6.36 years, ending the period 0.35 years longer than the benchmark.

The Fund’s allocation to the 8+ year duration bucket was the largest contributor to performance in terms of duration positioning. However, an overweight in AA-rated credits detracted from performance, as credit spread tightening reduced the relative performance of these holdings. While the Fund's shorter-duration positions provided liquidity and allowed for portfolio repositioning, they did not capture as much price appreciation due to lower interest rate sensitivity compared to longer-duration holdings.

Credit quality also contributed to performance, primarily through an overweight in single A-rated and non-rated securities. Single A-rated positions, particularly within the 8+ year duration bucket, were among the strongest contributors.

The Fund’s Industrial Revenue Bonds (“IDRs”) contributed as one of the top-performing sectors, benefitting from excess spread compression as credit spreads tightened. IDRs typically have higher initial spreads than utilities or essential services, which enhanced returns in the fiscal year. Opportunistic trading through active management remained a key priority during the fiscal year.

Transamerica Intermediate Muni

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Bloomberg Municipal Bond Index	Bloomberg Muni Managed Money Intermediate Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$10,028	$10,017	$10,004
12/31/2014	$10,087	$10,068	$10,037
1/31/2015	$10,321	$10,246	$10,232
2/28/2015	$10,226	$10,141	$10,101
3/31/2015	$10,267	$10,170	$10,131
4/30/2015	$10,236	$10,116	$10,074
5/31/2015	$10,195	$10,089	$10,045
6/30/2015	$10,181	$10,079	$10,036
7/31/2015	$10,274	$10,152	$10,116
8/31/2015	$10,308	$10,172	$10,145
9/30/2015	$10,407	$10,246	$10,235
10/31/2015	$10,459	$10,287	$10,275
11/30/2015	$10,499	$10,328	$10,306
12/31/2015	$10,584	$10,400	$10,378
1/31/2016	$10,707	$10,524	$10,532
2/29/2016	$10,719	$10,541	$10,544
3/31/2016	$10,781	$10,574	$10,557
4/30/2016	$10,861	$10,652	$10,637
5/31/2016	$10,885	$10,681	$10,635
6/30/2016	$11,094	$10,851	$10,799
7/31/2016	$11,084	$10,857	$10,808
8/31/2016	$11,121	$10,872	$10,807
9/30/2016	$11,073	$10,818	$10,762
10/31/2016	$10,942	$10,704	$10,644
11/30/2016	$10,406	$10,305	$10,212
12/31/2016	$10,562	$10,426	$10,350
1/31/2017	$10,599	$10,495	$10,421
2/28/2017	$10,686	$10,568	$10,490
3/31/2017	$10,734	$10,591	$10,512
4/30/2017	$10,829	$10,667	$10,607
5/31/2017	$10,989	$10,837	$10,781
6/30/2017	$10,950	$10,798	$10,730
7/31/2017	$11,017	$10,885	$10,816
8/31/2017	$11,122	$10,968	$10,887
9/30/2017	$11,074	$10,912	$10,817
10/31/2017	$11,094	$10,939	$10,835
11/30/2017	$11,037	$10,880	$10,738
12/31/2017	$11,154	$10,994	$10,855
1/31/2018	$10,991	$10,865	$10,713
2/28/2018	$10,945	$10,832	$10,671
3/31/2018	$11,015	$10,872	$10,704
4/30/2018	$10,968	$10,833	$10,668
5/31/2018	$11,098	$10,957	$10,782
6/30/2018	$11,100	$10,967	$10,793
7/31/2018	$11,143	$10,993	$10,823
8/31/2018	$11,165	$11,022	$10,842
9/30/2018	$11,100	$10,950	$10,769
10/31/2018	$11,015	$10,883	$10,709
11/30/2018	$11,138	$11,003	$10,844
12/31/2018	$11,272	$11,135	$10,987
1/31/2019	$11,366	$11,219	$11,096
2/28/2019	$11,431	$11,279	$11,156
3/31/2019	$11,605	$11,458	$11,307
4/30/2019	$11,630	$11,501	$11,331
5/31/2019	$11,795	$11,659	$11,485
6/30/2019	$11,851	$11,702	$11,528
7/31/2019	$11,957	$11,797	$11,635
8/31/2019	$12,124	$11,983	$11,796
9/30/2019	$12,040	$11,887	$11,679
10/31/2019	$12,056	$11,908	$11,703
11/30/2019	$12,072	$11,938	$11,728
12/31/2019	$12,108	$11,974	$11,768
1/31/2020	$12,307	$12,189	$11,985
2/29/2020	$12,467	$12,346	$12,114
3/31/2020	$11,970	$11,899	$11,800
4/30/2020	$11,800	$11,749	$11,716
5/31/2020	$12,156	$12,123	$12,138
6/30/2020	$12,253	$12,223	$12,156
7/31/2020	$12,454	$12,429	$12,342
8/31/2020	$12,417	$12,370	$12,264
9/30/2020	$12,411	$12,373	$12,273
10/31/2020	$12,394	$12,336	$12,225
11/30/2020	$12,565	$12,522	$12,396
12/31/2020	$12,653	$12,598	$12,439
1/31/2021	$12,731	$12,678	$12,480
2/28/2021	$12,552	$12,477	$12,254
3/31/2021	$12,623	$12,554	$12,319
4/30/2021	$12,746	$12,659	$12,413
5/31/2021	$12,815	$12,697	$12,430
6/30/2021	$12,865	$12,732	$12,444
7/31/2021	$12,966	$12,837	$12,557
8/31/2021	$12,920	$12,790	$12,516
9/30/2021	$12,800	$12,698	$12,409
10/31/2021	$12,786	$12,661	$12,369
11/30/2021	$12,911	$12,769	$12,463
12/31/2021	$12,941	$12,789	$12,486
1/31/2022	$12,574	$12,439	$12,114
2/28/2022	$12,498	$12,395	$12,080
3/31/2022	$12,066	$11,993	$11,684
4/30/2022	$11,624	$11,661	$11,370
5/31/2022	$11,762	$11,834	$11,575
6/30/2022	$11,471	$11,641	$11,436
7/31/2022	$11,838	$11,948	$11,758
8/31/2022	$11,480	$11,686	$11,504
9/30/2022	$10,927	$11,238	$11,087
10/31/2022	$10,783	$11,144	$11,046
11/30/2022	$11,427	$11,666	$11,523
12/31/2022	$11,407	$11,699	$11,585
1/31/2023	$11,802	$12,035	$11,908
2/28/2023	$11,500	$11,763	$11,621
3/31/2023	$11,744	$12,024	$11,901
4/30/2023	$11,748	$11,996	$11,851
5/31/2023	$11,652	$11,892	$11,702
6/30/2023	$11,779	$12,012	$11,802
7/31/2023	$11,805	$12,059	$11,842
8/31/2023	$11,678	$11,885	$11,666
9/30/2023	$11,350	$11,537	$11,316
10/31/2023	$11,211	$11,439	$11,256
11/30/2023	$11,834	$12,165	$11,952
12/31/2023	$12,123	$12,448	$12,244
1/31/2024	$12,132	$12,384	$12,165
2/29/2024	$12,153	$12,400	$12,167
3/31/2024	$12,174	$12,400	$12,146
4/30/2024	$12,037	$12,246	$11,971
5/31/2024	$12,026	$12,210	$11,861
6/30/2024	$12,232	$12,397	$12,048
7/31/2024	$12,346	$12,510	$12,162
8/31/2024	$12,427	$12,609	$12,277
9/30/2024	$12,577	$12,734	$12,393
10/31/2024	$12,393	$12,548	$12,178

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I	10.54%	0.55%	2.17%
Bloomberg Municipal Bond IndexFootnote Reference(a)	9.70%	1.05%	2.30%
Bloomberg Muni Managed Money Intermediate IndexFootnote Reference(b)	8.19%	0.80%	1.99%
Footnote	Description
Footnote(a)	Bloomberg Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg Muni Managed Money Intermediate Index is comprised of tax-exempt bonds with maturities ranging from one to 17 years that are rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody's, S&P and Fitch. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,103,844,962
Number of Portfolio Holdings	574
Portfolio Turnover Rate	95%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,998,828
Average MaturityFootnote Reference§	8.41 years
DurationFootnote Reference†	6.36 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Intermediate Muni

Class I

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	1.0%
AAA	5.8
AA	67.8
A	7.0
BBB	5.4
BB	0.4
Not Rated	4.3
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Municipal Government Obligations	90.7%
Repurchase Agreements	10.0
U.S. Government Obligations	1.0
Net Other Assets (Liabilities)Footnote Reference^	(1.7)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

City of Chicago Waterworks Revenue, Series A, 5.50%, 11/01/2062	1.8%
New York City Municipal Water Finance Authority, Series AA, 5.25%, 06/15/2053	1.5
Indianapolis Local Public Improvement Bond Bank, Series F-1, 5.00%, 03/01/2058	1.1
Public Finance Authority, Series A-1, 5.50%, 07/01/2052	1.0
U.S. Treasury Bonds, 4.75%, 11/15/2043	0.9
New York State Dormitory Authority, 5.50%, 10/01/2054	0.8
Buckeye Tobacco Settlement Financing Authority, Class 2, Series B-2, 5.00%, 06/01/2055	0.8
Kentucky Economic Development Finance Authority, Series A, 5.00%, 12/01/2045	0.8
New York State Dormitory Authority, Series A, 5.50%, 07/01/2054	0.8
Lancaster Financing Authority, Series A, 5.00%, 05/01/2054	0.8

Transamerica Intermediate Muni

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Intermediate Muni

Class I

Annual Shareholder Report

October 31, 2024

Transamerica Intermediate Muni

Class I2

TIMTX

October 31, 2024

Fund Overview

Transamerica Intermediate Muni (the "Fund") seeks to maximize total return through a combination of current income that is exempt from federal income tax and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$52	0.49%

How did the Fund perform last year and what affected its performance?

At fiscal year-end on October 31, 2024, the spread between high-yield and investment-grade municipal yields was near historic lows at 178 basis points ("bps"). Since 1995 through the end of the fiscal year, the narrowest spread between the two has been 113 bps, with an average spread of 286 bps. Year-to-date, municipal bond mutual funds have seen outflows, while municipal bond ETFs welcomed inflows. Issuance year-to-date was also up substantially compared to the same period last year.

The Fund's duration ended the fiscal year near where it began it, moving slightly from 6.33 years to 6.36 years, ending the period 0.35 years longer than the benchmark.

The Fund’s allocation to the 8+ year duration bucket was the largest contributor to performance in terms of duration positioning. However, an overweight in AA-rated credits detracted from performance, as credit spread tightening reduced the relative performance of these holdings. While the Fund's shorter-duration positions provided liquidity and allowed for portfolio repositioning, they did not capture as much price appreciation due to lower interest rate sensitivity compared to longer-duration holdings.

Credit quality also contributed to performance, primarily through an overweight in single A-rated and non-rated securities. Single A-rated positions, particularly within the 8+ year duration bucket, were among the strongest contributors.

The Fund’s Industrial Revenue Bonds (“IDRs”) contributed as one of the top-performing sectors, benefitting from excess spread compression as credit spreads tightened. IDRs typically have higher initial spreads than utilities or essential services, which enhanced returns in the fiscal year. Opportunistic trading through active management remained a key priority during the fiscal year.

Transamerica Intermediate Muni

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Bloomberg Municipal Bond Index	Bloomberg Muni Managed Money Intermediate Index
8/31/2016	$10,000	$10,000	$10,000
9/30/2016	$10,000	$9,992	$9,993
10/31/2016	$9,882	$9,888	$9,884
11/30/2016	$9,399	$9,519	$9,483
12/31/2016	$9,540	$9,631	$9,610
1/31/2017	$9,583	$9,694	$9,676
2/28/2017	$9,654	$9,761	$9,740
3/31/2017	$9,698	$9,783	$9,761
4/30/2017	$9,784	$9,854	$9,849
5/31/2017	$9,930	$10,010	$10,011
6/30/2017	$9,896	$9,974	$9,963
7/31/2017	$9,966	$10,055	$10,043
8/31/2017	$10,062	$10,131	$10,109
9/30/2017	$10,010	$10,080	$10,044
10/31/2017	$10,029	$10,104	$10,061
11/30/2017	$9,978	$10,050	$9,971
12/31/2017	$10,085	$10,155	$10,079
1/31/2018	$9,947	$10,036	$9,947
2/28/2018	$9,907	$10,006	$9,908
3/31/2018	$9,962	$10,043	$9,939
4/30/2018	$9,921	$10,007	$9,906
5/31/2018	$10,039	$10,121	$10,012
6/30/2018	$10,042	$10,130	$10,022
7/31/2018	$10,081	$10,155	$10,050
8/31/2018	$10,103	$10,181	$10,068
9/30/2018	$10,045	$10,115	$9,999
10/31/2018	$9,968	$10,053	$9,944
11/30/2018	$10,081	$10,164	$10,069
12/31/2018	$10,203	$10,285	$10,202
1/31/2019	$10,290	$10,363	$10,303
2/28/2019	$10,349	$10,419	$10,359
3/31/2019	$10,508	$10,583	$10,499
4/30/2019	$10,531	$10,623	$10,522
5/31/2019	$10,682	$10,770	$10,665
6/30/2019	$10,733	$10,809	$10,705
7/31/2019	$10,830	$10,897	$10,804
8/31/2019	$10,982	$11,068	$10,954
9/30/2019	$10,906	$10,980	$10,844
10/31/2019	$10,930	$10,999	$10,867
11/30/2019	$10,944	$11,027	$10,890
12/31/2019	$10,968	$11,061	$10,927
1/31/2020	$11,149	$11,259	$11,129
2/29/2020	$11,304	$11,404	$11,248
3/31/2020	$10,854	$10,991	$10,957
4/30/2020	$10,701	$10,853	$10,879
5/31/2020	$11,024	$11,198	$11,271
6/30/2020	$11,113	$11,290	$11,287
7/31/2020	$11,295	$11,480	$11,460
8/31/2020	$11,262	$11,427	$11,388
9/30/2020	$11,258	$11,429	$11,396
10/31/2020	$11,251	$11,395	$11,352
11/30/2020	$11,406	$11,567	$11,511
12/31/2020	$11,477	$11,637	$11,550
1/31/2021	$11,548	$11,711	$11,588
2/28/2021	$11,387	$11,525	$11,379
3/31/2021	$11,451	$11,596	$11,439
4/30/2021	$11,573	$11,693	$11,527
5/31/2021	$11,637	$11,728	$11,542
6/30/2021	$11,682	$11,761	$11,555
7/31/2021	$11,775	$11,858	$11,660
8/31/2021	$11,724	$11,815	$11,622
9/30/2021	$11,625	$11,729	$11,523
10/31/2021	$11,604	$11,695	$11,485
11/30/2021	$11,727	$11,795	$11,573
12/31/2021	$11,745	$11,814	$11,594
1/31/2022	$11,413	$11,490	$11,248
2/28/2022	$11,345	$11,449	$11,217
3/31/2022	$10,954	$11,078	$10,849
4/30/2022	$10,543	$10,771	$10,558
5/31/2022	$10,679	$10,932	$10,748
6/30/2022	$10,406	$10,752	$10,619
7/31/2022	$10,739	$11,037	$10,918
8/31/2022	$10,425	$10,795	$10,683
9/30/2022	$9,914	$10,380	$10,295
10/31/2022	$9,786	$10,294	$10,257
11/30/2022	$10,370	$10,776	$10,700
12/31/2022	$10,352	$10,806	$10,757
1/31/2023	$10,711	$11,117	$11,057
2/28/2023	$10,437	$10,865	$10,791
3/31/2023	$10,659	$11,107	$11,051
4/30/2023	$10,663	$11,081	$11,004
5/31/2023	$10,577	$10,985	$10,866
6/30/2023	$10,692	$11,095	$10,959
7/31/2023	$10,716	$11,139	$10,996
8/31/2023	$10,591	$10,979	$10,833
9/30/2023	$10,295	$10,657	$10,507
10/31/2023	$10,179	$10,566	$10,452
11/30/2023	$10,744	$11,237	$11,099
12/31/2023	$11,007	$11,498	$11,369
1/31/2024	$11,015	$11,439	$11,296
2/29/2024	$11,035	$11,454	$11,297
3/31/2024	$11,055	$11,454	$11,279
4/30/2024	$10,921	$11,312	$11,116
5/31/2024	$10,921	$11,279	$11,013
6/30/2024	$11,108	$11,452	$11,187
7/31/2024	$11,213	$11,556	$11,293
8/31/2024	$11,286	$11,647	$11,400
9/30/2024	$11,412	$11,762	$11,507
10/31/2024	$11,256	$11,591	$11,308

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 9/30/16
Class I2	10.58%	0.59%	1.47%
Bloomberg Municipal Bond IndexFootnote Reference(a)	9.70%	1.05%	1.84%
Bloomberg Muni Managed Money Intermediate IndexFootnote Reference(b)	8.19%	0.80%	1.53%
Footnote	Description
Footnote(a)	Bloomberg Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg Muni Managed Money Intermediate Index is comprised of tax-exempt bonds with maturities ranging from one to 17 years that are rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody's, S&P and Fitch. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,103,844,962
Number of Portfolio Holdings	574
Portfolio Turnover Rate	95%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,998,828
Average MaturityFootnote Reference§	8.41 years
DurationFootnote Reference†	6.36 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Intermediate Muni

Class I2

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government Obligations	1.0%
AAA	5.8
AA	67.8
A	7.0
BBB	5.4
BB	0.4
Not Rated	4.3
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Municipal Government Obligations	90.7%
Repurchase Agreements	10.0
U.S. Government Obligations	1.0
Net Other Assets (Liabilities)Footnote Reference^	(1.7)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

City of Chicago Waterworks Revenue, Series A, 5.50%, 11/01/2062	1.8%
New York City Municipal Water Finance Authority, Series AA, 5.25%, 06/15/2053	1.5
Indianapolis Local Public Improvement Bond Bank, Series F-1, 5.00%, 03/01/2058	1.1
Public Finance Authority, Series A-1, 5.50%, 07/01/2052	1.0
U.S. Treasury Bonds, 4.75%, 11/15/2043	0.9
New York State Dormitory Authority, 5.50%, 10/01/2054	0.8
Buckeye Tobacco Settlement Financing Authority, Class 2, Series B-2, 5.00%, 06/01/2055	0.8
Kentucky Economic Development Finance Authority, Series A, 5.00%, 12/01/2045	0.8
New York State Dormitory Authority, Series A, 5.50%, 07/01/2054	0.8
Lancaster Financing Authority, Series A, 5.00%, 05/01/2054	0.8

Transamerica Intermediate Muni

Class I2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Intermediate Muni

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica International Equity

Class A

TRWAX

October 31, 2024

Fund Overview

Transamerica International Equity (the "Fund") seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$138	1.25%

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark, the MSCI EAFE Index, for the fiscal year ended October 31, 2024. The period was characterized by signs of moderating inflation, and central banks transitioning away from restrictive monetary policies as a result. While policy makers across the globe generally moved in lockstep the last few years, the Bank of Japan’s tightening policy was an outlier relative to the world’s other influential banks. This backdrop, paired with Artificial Intelligence-related optimism sent stocks higher, exceeding investor expectations, which were largely focused on recession fears entering this period.

Stock selection within the United Kingdom detracted most from relative returns. Among the biggest detractors were shares of Reckitt Benckiser Group PLC, a global consumer goods company with brands such as Mucinex, Lysol and Enfamil. Litigation surrounding the company’s Enfamil baby formula weighed on the stock. We continued to hold the position as of period end.

Europe contributed most to relative results among regions from both holdings and an underweight. While underweights to large European luxury goods companies were additive to relative results, positive stock selection was more impactful. Examples included: aircraft lessor AerCap Holdings NV, enterprise software company SAP SE, and construction materials company Heidelberg Materials AG.

Energy was the sector weighing most on relative returns due primarily to an overweight to the benchmark’s worst performing sector, as crude oil prices declined.

Consumer discretionary contributed most to relative return. The Fund’s underweights to automobiles and high-end retail, among the weakest industry groups, were additive. From a stock selection perspective, positive impacts were on display from an array of holdings, including e-commerce company Rakuten Group, Inc., homebuilder Persimmon PLC, and home improvement retailer Kingfisher PLC.

Transamerica International Equity

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	MSCI EAFE Index
10/31/2014	$9,453	$10,000
11/30/2014	$9,587	$10,137
12/31/2014	$9,231	$9,789
1/31/2015	$9,303	$9,837
2/28/2015	$9,830	$10,427
3/31/2015	$9,719	$10,278
4/30/2015	$10,196	$10,706
5/31/2015	$10,224	$10,663
6/30/2015	$9,880	$10,364
7/31/2015	$10,057	$10,580
8/31/2015	$9,436	$9,803
9/30/2015	$9,014	$9,308
10/31/2015	$9,636	$10,037
11/30/2015	$9,475	$9,882
12/31/2015	$9,340	$9,750
1/31/2016	$8,772	$9,046
2/29/2016	$8,506	$8,884
3/31/2016	$9,130	$9,469
4/30/2016	$9,255	$9,754
5/31/2016	$9,249	$9,677
6/30/2016	$8,841	$9,357
7/31/2016	$9,289	$9,832
8/31/2016	$9,414	$9,840
9/30/2016	$9,488	$9,965
10/31/2016	$9,363	$9,762
11/30/2016	$9,130	$9,569
12/31/2016	$9,358	$9,898
1/31/2017	$9,600	$10,185
2/28/2017	$9,692	$10,333
3/31/2017	$10,021	$10,629
4/30/2017	$10,297	$10,907
5/31/2017	$10,632	$11,322
6/30/2017	$10,609	$11,306
7/31/2017	$10,833	$11,632
8/31/2017	$10,735	$11,630
9/30/2017	$10,983	$11,924
10/31/2017	$11,116	$12,106
11/30/2017	$11,266	$12,234
12/31/2017	$11,437	$12,433
1/31/2018	$12,012	$13,057
2/28/2018	$11,455	$12,470
3/31/2018	$11,372	$12,257
4/30/2018	$11,532	$12,551
5/31/2018	$11,277	$12,285
6/30/2018	$11,106	$12,139
7/31/2018	$11,378	$12,439
8/31/2018	$11,165	$12,200
9/30/2018	$11,194	$12,311
10/31/2018	$10,247	$11,332
11/30/2018	$10,229	$11,319
12/31/2018	$9,585	$10,772
1/31/2019	$10,246	$11,482
2/28/2019	$10,358	$11,776
3/31/2019	$10,345	$11,863
4/30/2019	$10,731	$12,208
5/31/2019	$9,959	$11,639
6/30/2019	$10,582	$12,334
7/31/2019	$10,358	$12,178
8/31/2019	$10,134	$11,865
9/30/2019	$10,538	$12,210
10/31/2019	$10,993	$12,650
11/30/2019	$11,149	$12,795
12/31/2019	$11,566	$13,213
1/31/2020	$11,145	$12,938
2/29/2020	$10,239	$11,770
3/31/2020	$8,422	$10,211
4/30/2020	$9,143	$10,879
5/31/2020	$9,576	$11,360
6/30/2020	$9,991	$11,751
7/31/2020	$10,195	$12,027
8/31/2020	$10,698	$12,647
9/30/2020	$10,494	$12,324
10/31/2020	$10,029	$11,833
11/30/2020	$11,661	$13,669
12/31/2020	$12,298	$14,307
1/31/2021	$12,234	$14,156
2/28/2021	$12,600	$14,475
3/31/2021	$13,036	$14,822
4/30/2021	$13,415	$15,280
5/31/2021	$13,896	$15,793
6/30/2021	$13,614	$15,619
7/31/2021	$13,639	$15,739
8/31/2021	$13,806	$16,018
9/30/2021	$13,306	$15,565
10/31/2021	$13,710	$15,951
11/30/2021	$13,107	$15,211
12/31/2021	$13,866	$15,991
1/31/2022	$13,600	$15,220
2/28/2022	$13,182	$14,952
3/31/2022	$12,923	$15,066
4/30/2022	$12,200	$14,104
5/31/2022	$12,512	$14,230
6/30/2022	$11,244	$12,912
7/31/2022	$11,782	$13,557
8/31/2022	$10,972	$12,915
9/30/2022	$9,916	$11,712
10/31/2022	$10,640	$12,343
11/30/2022	$12,040	$13,736
12/31/2022	$11,861	$13,750
1/31/2023	$12,869	$14,866
2/28/2023	$12,522	$14,557
3/31/2023	$12,776	$14,936
4/30/2023	$13,116	$15,373
5/31/2023	$12,589	$14,743
6/30/2023	$13,076	$15,418
7/31/2023	$13,444	$15,919
8/31/2023	$12,936	$15,311
9/30/2023	$12,462	$14,794
10/31/2023	$11,994	$14,196
11/30/2023	$12,916	$15,516
12/31/2023	$13,702	$16,343
1/31/2024	$13,558	$16,438
2/29/2024	$13,785	$16,741
3/31/2024	$14,190	$17,311
4/30/2024	$13,750	$16,886
5/31/2024	$14,492	$17,562
6/30/2024	$14,135	$17,282
7/31/2024	$14,691	$17,791
8/31/2024	$15,158	$18,372
9/30/2024	$15,282	$18,549
10/31/2024	$14,430	$17,543

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class A with Load	13.66%	4.40%	3.74%
Class A	20.31%	5.59%	4.32%
MSCI EAFE IndexFootnote Reference(a)	23.58%	6.76%	5.78%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$4,403,559,628
Number of Portfolio Holdings	108
Portfolio Turnover Rate	12%
Total Advisory Fees Paid (net of waivers and reimbursements)	$31,541,001

Transamerica International Equity

Class A

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	19.6%
United Kingdom	17.9
France	11.4
Germany	11.4
Switzerland	7.8
Ireland	5.2
Netherlands	4.0
Australia	3.6
Sweden	3.0
Belgium	2.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	21.0%
Industrials	15.8
Consumer Discretionary	11.2
Information Technology	11.1
Consumer Staples	10.6
Health Care	10.5
Materials	7.6
Energy	6.7
Communication Services	2.0
Utilities	1.5
Real Estate	0.5
Preferred Stocks	0.7
Other Investment Company	0.2
Repurchase Agreement	0.1
Net Other Assets (Liabilities)Footnote Reference^	0.5
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Roche Holding AG	2.3%
SAP SE	2.1
Sony Group Corp.	2.1
Hitachi Ltd.	2.0
Sumitomo Mitsui Financial Group, Inc.	1.9
Nestle SA	1.7
Anheuser-Busch InBev SA	1.6
Fujitsu Ltd.	1.6
Veolia Environnement SA	1.5
Siemens AG	1.5

Transamerica International Equity

Class A

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica International Equity

Class A

Annual Shareholder Report

October 31, 2024

Transamerica International Equity

Class C

TRWCX

October 31, 2024

Fund Overview

Transamerica International Equity (the "Fund") seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$211	1.92%

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark, the MSCI EAFE Index, for the fiscal year ended October 31, 2024. The period was characterized by signs of moderating inflation, and central banks transitioning away from restrictive monetary policies as a result. While policy makers across the globe generally moved in lockstep the last few years, the Bank of Japan’s tightening policy was an outlier relative to the world’s other influential banks. This backdrop, paired with Artificial Intelligence-related optimism sent stocks higher, exceeding investor expectations, which were largely focused on recession fears entering this period.

Stock selection within the United Kingdom detracted most from relative returns. Among the biggest detractors were shares of Reckitt Benckiser Group PLC, a global consumer goods company with brands such as Mucinex, Lysol and Enfamil. Litigation surrounding the company’s Enfamil baby formula weighed on the stock. We continued to hold the position as of period end.

Europe contributed most to relative results among regions from both holdings and an underweight. While underweights to large European luxury goods companies were additive to relative results, positive stock selection was more impactful. Examples included: aircraft lessor AerCap Holdings NV, enterprise software company SAP SE, and construction materials company Heidelberg Materials AG.

Energy was the sector weighing most on relative returns due primarily to an overweight to the benchmark’s worst performing sector, as crude oil prices declined.

Consumer discretionary contributed most to relative return. The Fund’s underweights to automobiles and high-end retail, among the weakest industry groups, were additive. From a stock selection perspective, positive impacts were on display from an array of holdings, including e-commerce company Rakuten Group, Inc., homebuilder Persimmon PLC, and home improvement retailer Kingfisher PLC.

Transamerica International Equity

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	MSCI EAFE Index
10/31/2014	$10,000	$10,000
11/30/2014	$10,133	$10,137
12/31/2014	$9,754	$9,789
1/31/2015	$9,819	$9,837
2/28/2015	$10,370	$10,427
3/31/2015	$10,251	$10,278
4/30/2015	$10,742	$10,706
5/31/2015	$10,766	$10,663
6/30/2015	$10,405	$10,364
7/31/2015	$10,588	$10,580
8/31/2015	$9,920	$9,803
9/30/2015	$9,476	$9,308
10/31/2015	$10,121	$10,037
11/30/2015	$9,950	$9,882
12/31/2015	$9,806	$9,750
1/31/2016	$9,204	$9,046
2/29/2016	$8,920	$8,884
3/31/2016	$9,571	$9,469
4/30/2016	$9,697	$9,754
5/31/2016	$9,685	$9,677
6/30/2016	$9,246	$9,357
7/31/2016	$9,716	$9,832
8/31/2016	$9,836	$9,840
9/30/2016	$9,908	$9,965
10/31/2016	$9,770	$9,762
11/30/2016	$9,523	$9,569
12/31/2016	$9,756	$9,898
1/31/2017	$9,998	$10,185
2/28/2017	$10,089	$10,333
3/31/2017	$10,429	$10,629
4/30/2017	$10,709	$10,907
5/31/2017	$11,049	$11,322
6/30/2017	$11,018	$11,306
7/31/2017	$11,249	$11,632
8/31/2017	$11,140	$11,630
9/30/2017	$11,389	$11,924
10/31/2017	$11,516	$12,106
11/30/2017	$11,662	$12,234
12/31/2017	$11,830	$12,433
1/31/2018	$12,420	$13,057
2/28/2018	$11,842	$12,470
3/31/2018	$11,743	$12,257
4/30/2018	$11,904	$12,551
5/31/2018	$11,631	$12,285
6/30/2018	$11,451	$12,139
7/31/2018	$11,724	$12,439
8/31/2018	$11,495	$12,200
9/30/2018	$11,519	$12,311
10/31/2018	$10,538	$11,332
11/30/2018	$10,513	$11,319
12/31/2018	$9,844	$10,772
1/31/2019	$10,518	$11,482
2/28/2019	$10,628	$11,776
3/31/2019	$10,608	$11,863
4/30/2019	$10,996	$12,208
5/31/2019	$10,200	$11,639
6/30/2019	$10,828	$12,334
7/31/2019	$10,589	$12,178
8/31/2019	$10,356	$11,865
9/30/2019	$10,770	$12,210
10/31/2019	$11,223	$12,650
11/30/2019	$11,378	$12,795
12/31/2019	$11,802	$13,213
1/31/2020	$11,361	$12,938
2/29/2020	$10,433	$11,770
3/31/2020	$8,572	$10,211
4/30/2020	$9,302	$10,879
5/31/2020	$9,736	$11,360
6/30/2020	$10,150	$11,751
7/31/2020	$10,354	$12,027
8/31/2020	$10,861	$12,647
9/30/2020	$10,644	$12,324
10/31/2020	$10,170	$11,833
11/30/2020	$11,821	$13,669
12/31/2020	$12,459	$14,307
1/31/2021	$12,387	$14,156
2/28/2021	$12,742	$14,475
3/31/2021	$13,177	$14,822
4/30/2021	$13,551	$15,280
5/31/2021	$14,032	$15,793
6/30/2021	$13,742	$15,619
7/31/2021	$13,762	$15,739
8/31/2021	$13,920	$16,018
9/30/2021	$13,407	$15,565
10/31/2021	$13,808	$15,951
11/30/2021	$13,196	$15,211
12/31/2021	$13,954	$15,991
1/31/2022	$13,677	$15,220
2/28/2022	$13,252	$14,952
3/31/2022	$12,981	$15,066
4/30/2022	$12,252	$14,104
5/31/2022	$12,556	$14,230
6/30/2022	$11,279	$12,912
7/31/2022	$11,806	$13,557
8/31/2022	$10,989	$12,915
9/30/2022	$9,929	$11,712
10/31/2022	$10,651	$12,343
11/30/2022	$12,043	$13,736
12/31/2022	$11,854	$13,750
1/31/2023	$12,860	$14,866
2/28/2023	$12,502	$14,557
3/31/2023	$12,745	$14,936
4/30/2023	$13,083	$15,373
5/31/2023	$12,549	$14,743
6/30/2023	$13,022	$15,418
7/31/2023	$13,387	$15,919
8/31/2023	$12,873	$15,311
9/30/2023	$12,394	$14,794
10/31/2023	$11,921	$14,196
11/30/2023	$12,833	$15,516
12/31/2023	$13,610	$16,343
1/31/2024	$13,451	$16,438
2/29/2024	$13,672	$16,741
3/31/2024	$14,065	$17,311
4/30/2024	$13,624	$16,886
5/31/2024	$14,347	$17,562
6/30/2024	$13,989	$17,282
7/31/2024	$14,526	$17,791
8/31/2024	$14,981	$18,372
9/30/2024	$15,092	$18,549
10/31/2024	$14,251	$17,543

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class C with Load	18.54%	4.89%	3.61%
Class C	19.54%	4.89%	3.61%
MSCI EAFE IndexFootnote Reference(a)	23.58%	6.76%	5.78%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$4,403,559,628
Number of Portfolio Holdings	108
Portfolio Turnover Rate	12%
Total Advisory Fees Paid (net of waivers and reimbursements)	$31,541,001

Transamerica International Equity

Class C

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	19.6%
United Kingdom	17.9
France	11.4
Germany	11.4
Switzerland	7.8
Ireland	5.2
Netherlands	4.0
Australia	3.6
Sweden	3.0
Belgium	2.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	21.0%
Industrials	15.8
Consumer Discretionary	11.2
Information Technology	11.1
Consumer Staples	10.6
Health Care	10.5
Materials	7.6
Energy	6.7
Communication Services	2.0
Utilities	1.5
Real Estate	0.5
Preferred Stocks	0.7
Other Investment Company	0.2
Repurchase Agreement	0.1
Net Other Assets (Liabilities)Footnote Reference^	0.5
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Roche Holding AG	2.3%
SAP SE	2.1
Sony Group Corp.	2.1
Hitachi Ltd.	2.0
Sumitomo Mitsui Financial Group, Inc.	1.9
Nestle SA	1.7
Anheuser-Busch InBev SA	1.6
Fujitsu Ltd.	1.6
Veolia Environnement SA	1.5
Siemens AG	1.5

Transamerica International Equity

Class C

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica International Equity

Class C

Annual Shareholder Report

October 31, 2024

Transamerica International Equity

Class I

TSWIX

October 31, 2024

Fund Overview

Transamerica International Equity (the "Fund") seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$95	0.86%

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark, the MSCI EAFE Index, for the fiscal year ended October 31, 2024. The period was characterized by signs of moderating inflation, and central banks transitioning away from restrictive monetary policies as a result. While policy makers across the globe generally moved in lockstep the last few years, the Bank of Japan’s tightening policy was an outlier relative to the world’s other influential banks. This backdrop, paired with Artificial Intelligence-related optimism sent stocks higher, exceeding investor expectations, which were largely focused on recession fears entering this period.

Stock selection within the United Kingdom detracted most from relative returns. Among the biggest detractors were shares of Reckitt Benckiser Group PLC, a global consumer goods company with brands such as Mucinex, Lysol and Enfamil. Litigation surrounding the company’s Enfamil baby formula weighed on the stock. We continued to hold the position as of period end.

Europe contributed most to relative results among regions from both holdings and an underweight. While underweights to large European luxury goods companies were additive to relative results, positive stock selection was more impactful. Examples included: aircraft lessor AerCap Holdings NV, enterprise software company SAP SE, and construction materials company Heidelberg Materials AG.

Energy was the sector weighing most on relative returns due primarily to an overweight to the benchmark’s worst performing sector, as crude oil prices declined.

Consumer discretionary contributed most to relative return. The Fund’s underweights to automobiles and high-end retail, among the weakest industry groups, were additive. From a stock selection perspective, positive impacts were on display from an array of holdings, including e-commerce company Rakuten Group, Inc., homebuilder Persimmon PLC, and home improvement retailer Kingfisher PLC.

Transamerica International Equity

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	MSCI EAFE Index
10/31/2014	$10,000	$10,000
11/30/2014	$10,146	$10,137
12/31/2014	$9,770	$9,789
1/31/2015	$9,846	$9,837
2/28/2015	$10,409	$10,427
3/31/2015	$10,293	$10,278
4/30/2015	$10,799	$10,706
5/31/2015	$10,834	$10,663
6/30/2015	$10,473	$10,364
7/31/2015	$10,671	$10,580
8/31/2015	$10,008	$9,803
9/30/2015	$9,567	$9,308
10/31/2015	$10,229	$10,037
11/30/2015	$10,067	$9,882
12/31/2015	$9,924	$9,750
1/31/2016	$9,328	$9,046
2/29/2016	$9,041	$8,884
3/31/2016	$9,709	$9,469
4/30/2016	$9,847	$9,754
5/31/2016	$9,847	$9,677
6/30/2016	$9,411	$9,357
7/31/2016	$9,894	$9,832
8/31/2016	$10,032	$9,840
9/30/2016	$10,109	$9,965
10/31/2016	$9,978	$9,762
11/30/2016	$9,733	$9,569
12/31/2016	$9,980	$9,898
1/31/2017	$10,241	$10,185
2/28/2017	$10,338	$10,333
3/31/2017	$10,697	$10,629
4/30/2017	$10,989	$10,907
5/31/2017	$11,353	$11,322
6/30/2017	$11,329	$11,306
7/31/2017	$11,578	$11,632
8/31/2017	$11,475	$11,630
9/30/2017	$11,742	$11,924
10/31/2017	$11,882	$12,106
11/30/2017	$12,046	$12,234
12/31/2017	$12,234	$12,433
1/31/2018	$12,848	$13,057
2/28/2018	$12,259	$12,470
3/31/2018	$12,171	$12,257
4/30/2018	$12,353	$12,551
5/31/2018	$12,077	$12,285
6/30/2018	$11,901	$12,139
7/31/2018	$12,196	$12,439
8/31/2018	$11,964	$12,200
9/30/2018	$12,008	$12,311
10/31/2018	$10,993	$11,332
11/30/2018	$10,974	$11,319
12/31/2018	$10,287	$10,772
1/31/2019	$11,002	$11,482
2/28/2019	$11,127	$11,776
3/31/2019	$11,114	$11,863
4/30/2019	$11,531	$12,208
5/31/2019	$10,711	$11,639
6/30/2019	$11,379	$12,334
7/31/2019	$11,141	$12,178
8/31/2019	$10,902	$11,865
9/30/2019	$11,346	$12,210
10/31/2019	$11,835	$12,650
11/30/2019	$12,007	$12,795
12/31/2019	$12,461	$13,213
1/31/2020	$12,012	$12,938
2/29/2020	$11,040	$11,770
3/31/2020	$9,082	$10,211
4/30/2020	$9,864	$10,879
5/31/2020	$10,333	$11,360
6/30/2020	$10,782	$11,751
7/31/2020	$11,006	$12,027
8/31/2020	$11,557	$12,647
9/30/2020	$11,339	$12,324
10/31/2020	$10,843	$11,833
11/30/2020	$12,611	$13,669
12/31/2020	$13,305	$14,307
1/31/2021	$13,243	$14,156
2/28/2021	$13,635	$14,475
3/31/2021	$14,117	$14,822
4/30/2021	$14,523	$15,280
5/31/2021	$15,053	$15,793
6/30/2021	$14,757	$15,619
7/31/2021	$14,792	$15,739
8/31/2021	$14,978	$16,018
9/30/2021	$14,434	$15,565
10/31/2021	$14,881	$15,951
11/30/2021	$14,234	$15,211
12/31/2021	$15,058	$15,991
1/31/2022	$14,772	$15,220
2/28/2022	$14,330	$14,952
3/31/2022	$14,052	$15,066
4/30/2022	$13,275	$14,104
5/31/2022	$13,624	$14,230
6/30/2022	$12,247	$12,912
7/31/2022	$12,832	$13,557
8/31/2022	$11,955	$12,915
9/30/2022	$10,814	$11,712
10/31/2022	$11,603	$12,343
11/30/2022	$13,138	$13,736
12/31/2022	$12,941	$13,750
1/31/2023	$14,052	$14,866
2/28/2023	$13,676	$14,557
3/31/2023	$13,958	$14,936
4/30/2023	$14,333	$15,373
5/31/2023	$13,763	$14,743
6/30/2023	$14,297	$15,418
7/31/2023	$14,708	$15,919
8/31/2023	$14,152	$15,311
9/30/2023	$13,640	$14,794
10/31/2023	$13,128	$14,196
11/30/2023	$14,152	$15,516
12/31/2023	$15,015	$16,343
1/31/2024	$14,859	$16,438
2/29/2024	$15,112	$16,741
3/31/2024	$15,566	$17,311
4/30/2024	$15,090	$16,886
5/31/2024	$15,901	$17,562
6/30/2024	$15,521	$17,282
7/31/2024	$16,132	$17,791
8/31/2024	$16,646	$18,372
9/30/2024	$16,787	$18,549
10/31/2024	$15,864	$17,543

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I	20.84%	6.03%	4.72%
MSCI EAFE IndexFootnote Reference(a)	23.58%	6.76%	5.78%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$4,403,559,628
Number of Portfolio Holdings	108
Portfolio Turnover Rate	12%
Total Advisory Fees Paid (net of waivers and reimbursements)	$31,541,001

Transamerica International Equity

Class I

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	19.6%
United Kingdom	17.9
France	11.4
Germany	11.4
Switzerland	7.8
Ireland	5.2
Netherlands	4.0
Australia	3.6
Sweden	3.0
Belgium	2.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	21.0%
Industrials	15.8
Consumer Discretionary	11.2
Information Technology	11.1
Consumer Staples	10.6
Health Care	10.5
Materials	7.6
Energy	6.7
Communication Services	2.0
Utilities	1.5
Real Estate	0.5
Preferred Stocks	0.7
Other Investment Company	0.2
Repurchase Agreement	0.1
Net Other Assets (Liabilities)Footnote Reference^	0.5
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Roche Holding AG	2.3%
SAP SE	2.1
Sony Group Corp.	2.1
Hitachi Ltd.	2.0
Sumitomo Mitsui Financial Group, Inc.	1.9
Nestle SA	1.7
Anheuser-Busch InBev SA	1.6
Fujitsu Ltd.	1.6
Veolia Environnement SA	1.5
Siemens AG	1.5

Transamerica International Equity

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica International Equity

Class I

Annual Shareholder Report

October 31, 2024

Transamerica International Equity

Class I2

TRWIX

October 31, 2024

Fund Overview

Transamerica International Equity (the "Fund") seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$84	0.76%

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark, the MSCI EAFE Index, for the fiscal year ended October 31, 2024. The period was characterized by signs of moderating inflation, and central banks transitioning away from restrictive monetary policies as a result. While policy makers across the globe generally moved in lockstep the last few years, the Bank of Japan’s tightening policy was an outlier relative to the world’s other influential banks. This backdrop, paired with Artificial Intelligence-related optimism sent stocks higher, exceeding investor expectations, which were largely focused on recession fears entering this period.

Stock selection within the United Kingdom detracted most from relative returns. Among the biggest detractors were shares of Reckitt Benckiser Group PLC, a global consumer goods company with brands such as Mucinex, Lysol and Enfamil. Litigation surrounding the company’s Enfamil baby formula weighed on the stock. We continued to hold the position as of period end.

Europe contributed most to relative results among regions from both holdings and an underweight. While underweights to large European luxury goods companies were additive to relative results, positive stock selection was more impactful. Examples included: aircraft lessor AerCap Holdings NV, enterprise software company SAP SE, and construction materials company Heidelberg Materials AG.

Energy was the sector weighing most on relative returns due primarily to an overweight to the benchmark’s worst performing sector, as crude oil prices declined.

Consumer discretionary contributed most to relative return. The Fund’s underweights to automobiles and high-end retail, among the weakest industry groups, were additive. From a stock selection perspective, positive impacts were on display from an array of holdings, including e-commerce company Rakuten Group, Inc., homebuilder Persimmon PLC, and home improvement retailer Kingfisher PLC.

Transamerica International Equity

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	MSCI EAFE Index
10/31/2014	$10,000	$10,000
11/30/2014	$10,146	$10,137
12/31/2014	$9,770	$9,789
1/31/2015	$9,845	$9,837
2/28/2015	$10,409	$10,427
3/31/2015	$10,298	$10,278
4/30/2015	$10,804	$10,706
5/31/2015	$10,839	$10,663
6/30/2015	$10,484	$10,364
7/31/2015	$10,676	$10,580
8/31/2015	$10,019	$9,803
9/30/2015	$9,572	$9,308
10/31/2015	$10,240	$10,037
11/30/2015	$10,078	$9,882
12/31/2015	$9,937	$9,750
1/31/2016	$9,334	$9,046
2/29/2016	$9,054	$8,884
3/31/2016	$9,728	$9,469
4/30/2016	$9,859	$9,754
5/31/2016	$9,859	$9,677
6/30/2016	$9,424	$9,357
7/31/2016	$9,913	$9,832
8/31/2016	$10,044	$9,840
9/30/2016	$10,122	$9,965
10/31/2016	$9,996	$9,762
11/30/2016	$9,752	$9,569
12/31/2016	$10,001	$9,898
1/31/2017	$10,263	$10,185
2/28/2017	$10,360	$10,333
3/31/2017	$10,719	$10,629
4/30/2017	$11,018	$10,907
5/31/2017	$11,383	$11,322
6/30/2017	$11,359	$11,306
7/31/2017	$11,608	$11,632
8/31/2017	$11,505	$11,630
9/30/2017	$11,773	$11,924
10/31/2017	$11,919	$12,106
11/30/2017	$12,083	$12,234
12/31/2017	$12,268	$12,433
1/31/2018	$12,890	$13,057
2/28/2018	$12,300	$12,470
3/31/2018	$12,212	$12,257
4/30/2018	$12,394	$12,551
5/31/2018	$12,117	$12,285
6/30/2018	$11,941	$12,139
7/31/2018	$12,243	$12,439
8/31/2018	$12,011	$12,200
9/30/2018	$12,048	$12,311
10/31/2018	$11,037	$11,332
11/30/2018	$11,018	$11,319
12/31/2018	$10,329	$10,772
1/31/2019	$11,046	$11,482
2/28/2019	$11,172	$11,776
3/31/2019	$11,165	$11,863
4/30/2019	$11,583	$12,208
5/31/2019	$10,760	$11,639
6/30/2019	$11,431	$12,334
7/31/2019	$11,192	$12,178
8/31/2019	$10,953	$11,865
9/30/2019	$11,398	$12,210
10/31/2019	$11,889	$12,650
11/30/2019	$12,068	$12,795
12/31/2019	$12,529	$13,213
1/31/2020	$12,072	$12,938
2/29/2020	$11,102	$11,770
3/31/2020	$9,129	$10,211
4/30/2020	$9,914	$10,879
5/31/2020	$10,385	$11,360
6/30/2020	$10,843	$11,751
7/31/2020	$11,068	$12,027
8/31/2020	$11,621	$12,647
9/30/2020	$11,402	$12,324
10/31/2020	$10,904	$11,833
11/30/2020	$12,686	$13,669
12/31/2020	$13,387	$14,307
1/31/2021	$13,318	$14,156
2/28/2021	$13,719	$14,475
3/31/2021	$14,203	$14,822
4/30/2021	$14,618	$15,280
5/31/2021	$15,144	$15,793
6/30/2021	$14,854	$15,619
7/31/2021	$14,888	$15,739
8/31/2021	$15,075	$16,018
9/30/2021	$14,529	$15,565
10/31/2021	$14,978	$15,951
11/30/2021	$14,328	$15,211
12/31/2021	$15,162	$15,991
1/31/2022	$14,875	$15,220
2/28/2022	$14,430	$14,952
3/31/2022	$14,150	$15,066
4/30/2022	$13,361	$14,104
5/31/2022	$13,713	$14,230
6/30/2022	$12,328	$12,912
7/31/2022	$12,916	$13,557
8/31/2022	$12,033	$12,915
9/30/2022	$10,885	$11,712
10/31/2022	$11,682	$12,343
11/30/2022	$13,232	$13,736
12/31/2022	$13,033	$13,750
1/31/2023	$14,151	$14,866
2/28/2023	$13,773	$14,557
3/31/2023	$14,056	$14,936
4/30/2023	$14,441	$15,373
5/31/2023	$13,860	$14,743
6/30/2023	$14,405	$15,418
7/31/2023	$14,826	$15,919
8/31/2023	$14,267	$15,311
9/30/2023	$13,752	$14,794
10/31/2023	$13,236	$14,196
11/30/2023	$14,260	$15,516
12/31/2023	$15,134	$16,343
1/31/2024	$14,977	$16,438
2/29/2024	$15,239	$16,741
3/31/2024	$15,696	$17,311
4/30/2024	$15,217	$16,886
5/31/2024	$16,041	$17,562
6/30/2024	$15,651	$17,282
7/31/2024	$16,273	$17,791
8/31/2024	$16,791	$18,372
9/30/2024	$16,941	$18,549
10/31/2024	$16,011	$17,543

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I2	20.96%	6.13%	4.82%
MSCI EAFE IndexFootnote Reference(a)	23.58%	6.76%	5.78%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$4,403,559,628
Number of Portfolio Holdings	108
Portfolio Turnover Rate	12%
Total Advisory Fees Paid (net of waivers and reimbursements)	$31,541,001

Transamerica International Equity

Class I2

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	19.6%
United Kingdom	17.9
France	11.4
Germany	11.4
Switzerland	7.8
Ireland	5.2
Netherlands	4.0
Australia	3.6
Sweden	3.0
Belgium	2.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	21.0%
Industrials	15.8
Consumer Discretionary	11.2
Information Technology	11.1
Consumer Staples	10.6
Health Care	10.5
Materials	7.6
Energy	6.7
Communication Services	2.0
Utilities	1.5
Real Estate	0.5
Preferred Stocks	0.7
Other Investment Company	0.2
Repurchase Agreement	0.1
Net Other Assets (Liabilities)Footnote Reference^	0.5
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Roche Holding AG	2.3%
SAP SE	2.1
Sony Group Corp.	2.1
Hitachi Ltd.	2.0
Sumitomo Mitsui Financial Group, Inc.	1.9
Nestle SA	1.7
Anheuser-Busch InBev SA	1.6
Fujitsu Ltd.	1.6
Veolia Environnement SA	1.5
Siemens AG	1.5

Transamerica International Equity

Class I2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica International Equity

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica International Equity

Class I3

TRWTX

October 31, 2024

Fund Overview

Transamerica International Equity (the "Fund") seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I3	$84	0.76%

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark, the MSCI EAFE Index, for the fiscal year ended October 31, 2024. The period was characterized by signs of moderating inflation, and central banks transitioning away from restrictive monetary policies as a result. While policy makers across the globe generally moved in lockstep the last few years, the Bank of Japan’s tightening policy was an outlier relative to the world’s other influential banks. This backdrop, paired with Artificial Intelligence-related optimism sent stocks higher, exceeding investor expectations, which were largely focused on recession fears entering this period.

Stock selection within the United Kingdom detracted most from relative returns. Among the biggest detractors were shares of Reckitt Benckiser Group PLC, a global consumer goods company with brands such as Mucinex, Lysol and Enfamil. Litigation surrounding the company’s Enfamil baby formula weighed on the stock. We continued to hold the position as of period end.

Europe contributed most to relative results among regions from both holdings and an underweight. While underweights to large European luxury goods companies were additive to relative results, positive stock selection was more impactful. Examples included: aircraft lessor AerCap Holdings NV, enterprise software company SAP SE, and construction materials company Heidelberg Materials AG.

Energy was the sector weighing most on relative returns due primarily to an overweight to the benchmark’s worst performing sector, as crude oil prices declined.

Consumer discretionary contributed most to relative return. The Fund’s underweights to automobiles and high-end retail, among the weakest industry groups, were additive. From a stock selection perspective, positive impacts were on display from an array of holdings, including e-commerce company Rakuten Group, Inc., homebuilder Persimmon PLC, and home improvement retailer Kingfisher PLC.

Transamerica International Equity

Class I3

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I3	MSCI EAFE Index
3/10/2017	$10,000	$10,000
3/31/2017	$10,215	$10,305
4/30/2017	$10,499	$10,575
5/31/2017	$10,847	$10,978
6/30/2017	$10,824	$10,962
7/31/2017	$11,061	$11,278
8/31/2017	$10,963	$11,276
9/30/2017	$11,218	$11,561
10/31/2017	$11,357	$11,737
11/30/2017	$11,514	$11,862
12/31/2017	$11,694	$12,055
1/31/2018	$12,283	$12,660
2/28/2018	$11,723	$12,091
3/31/2018	$11,634	$11,884
4/30/2018	$11,807	$12,169
5/31/2018	$11,551	$11,912
6/30/2018	$11,378	$11,770
7/31/2018	$11,664	$12,060
8/31/2018	$11,444	$11,829
9/30/2018	$11,485	$11,936
10/31/2018	$10,516	$10,987
11/30/2018	$10,498	$10,975
12/31/2018	$9,845	$10,445
1/31/2019	$10,524	$11,133
2/28/2019	$10,650	$11,418
3/31/2019	$10,637	$11,502
4/30/2019	$11,033	$11,837
5/31/2019	$10,254	$11,285
6/30/2019	$10,895	$11,958
7/31/2019	$10,662	$11,808
8/31/2019	$10,436	$11,504
9/30/2019	$10,863	$11,839
10/31/2019	$11,335	$12,265
11/30/2019	$11,498	$12,406
12/31/2019	$11,934	$12,811
1/31/2020	$11,508	$12,544
2/29/2020	$10,577	$11,412
3/31/2020	$8,697	$9,900
4/30/2020	$9,446	$10,548
5/31/2020	$9,899	$11,014
6/30/2020	$10,332	$11,393
7/31/2020	$10,551	$11,661
8/31/2020	$11,075	$12,262
9/30/2020	$10,868	$11,949
10/31/2020	$10,390	$11,473
11/30/2020	$12,089	$13,253
12/31/2020	$12,752	$13,871
1/31/2021	$12,694	$13,725
2/28/2021	$13,073	$14,035
3/31/2021	$13,531	$14,371
4/30/2021	$13,931	$14,815
5/31/2021	$14,435	$15,312
6/30/2021	$14,153	$15,144
7/31/2021	$14,186	$15,260
8/31/2021	$14,363	$15,530
9/30/2021	$13,846	$15,091
10/31/2021	$14,278	$15,466
11/30/2021	$13,656	$14,748
12/31/2021	$14,445	$15,505
1/31/2022	$14,180	$14,757
2/28/2022	$13,752	$14,497
3/31/2022	$13,481	$14,607
4/30/2022	$12,734	$13,675
5/31/2022	$13,067	$13,797
6/30/2022	$11,750	$12,519
7/31/2022	$12,313	$13,145
8/31/2022	$11,472	$12,522
9/30/2022	$10,372	$11,356
10/31/2022	$11,132	$11,968
11/30/2022	$12,605	$13,318
12/31/2022	$12,417	$13,332
1/31/2023	$13,488	$14,413
2/28/2023	$13,131	$14,114
3/31/2023	$13,399	$14,482
4/30/2023	$13,763	$14,906
5/31/2023	$13,213	$14,294
6/30/2023	$13,728	$14,949
7/31/2023	$14,126	$15,434
8/31/2023	$13,591	$14,845
9/30/2023	$13,104	$14,344
10/31/2023	$12,609	$13,764
11/30/2023	$13,591	$15,044
12/31/2023	$14,425	$15,846
1/31/2024	$14,276	$15,938
2/29/2024	$14,517	$16,232
3/31/2024	$14,957	$16,785
4/30/2024	$14,496	$16,373
5/31/2024	$15,283	$17,028
6/30/2024	$14,914	$16,757
7/31/2024	$15,503	$17,250
8/31/2024	$16,006	$17,813
9/30/2024	$16,141	$17,985
10/31/2024	$15,254	$17,009

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/10/17
Class I3	20.98%	6.12%	5.68%
MSCI EAFE IndexFootnote Reference(a)	23.58%	6.76%	7.19%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$4,403,559,628
Number of Portfolio Holdings	108
Portfolio Turnover Rate	12%
Total Advisory Fees Paid (net of waivers and reimbursements)	$31,541,001

Transamerica International Equity

Class I3

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	19.6%
United Kingdom	17.9
France	11.4
Germany	11.4
Switzerland	7.8
Ireland	5.2
Netherlands	4.0
Australia	3.6
Sweden	3.0
Belgium	2.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	21.0%
Industrials	15.8
Consumer Discretionary	11.2
Information Technology	11.1
Consumer Staples	10.6
Health Care	10.5
Materials	7.6
Energy	6.7
Communication Services	2.0
Utilities	1.5
Real Estate	0.5
Preferred Stocks	0.7
Other Investment Company	0.2
Repurchase Agreement	0.1
Net Other Assets (Liabilities)Footnote Reference^	0.5
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Roche Holding AG	2.3%
SAP SE	2.1
Sony Group Corp.	2.1
Hitachi Ltd.	2.0
Sumitomo Mitsui Financial Group, Inc.	1.9
Nestle SA	1.7
Anheuser-Busch InBev SA	1.6
Fujitsu Ltd.	1.6
Veolia Environnement SA	1.5
Siemens AG	1.5

Transamerica International Equity

Class I3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica International Equity

Class I3

Annual Shareholder Report

October 31, 2024

Transamerica International Equity

Class R

TRWRX

October 31, 2024

Fund Overview

Transamerica International Equity (the "Fund") seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$139	1.26%

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark, the MSCI EAFE Index, for the fiscal year ended October 31, 2024. The period was characterized by signs of moderating inflation, and central banks transitioning away from restrictive monetary policies as a result. While policy makers across the globe generally moved in lockstep the last few years, the Bank of Japan’s tightening policy was an outlier relative to the world’s other influential banks. This backdrop, paired with Artificial Intelligence-related optimism sent stocks higher, exceeding investor expectations, which were largely focused on recession fears entering this period.

Stock selection within the United Kingdom detracted most from relative returns. Among the biggest detractors were shares of Reckitt Benckiser Group PLC, a global consumer goods company with brands such as Mucinex, Lysol and Enfamil. Litigation surrounding the company’s Enfamil baby formula weighed on the stock. We continued to hold the position as of period end.

Europe contributed most to relative results among regions from both holdings and an underweight. While underweights to large European luxury goods companies were additive to relative results, positive stock selection was more impactful. Examples included: aircraft lessor AerCap Holdings NV, enterprise software company SAP SE, and construction materials company Heidelberg Materials AG.

Energy was the sector weighing most on relative returns due primarily to an overweight to the benchmark’s worst performing sector, as crude oil prices declined.

Consumer discretionary contributed most to relative return. The Fund’s underweights to automobiles and high-end retail, among the weakest industry groups, were additive. From a stock selection perspective, positive impacts were on display from an array of holdings, including e-commerce company Rakuten Group, Inc., homebuilder Persimmon PLC, and home improvement retailer Kingfisher PLC.

Transamerica International Equity

Class R

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R	MSCI EAFE Index
3/10/2017	$10,000	$10,000
3/31/2017	$10,209	$10,305
4/30/2017	$10,493	$10,575
5/31/2017	$10,829	$10,978
6/30/2017	$10,806	$10,962
7/31/2017	$11,038	$11,278
8/31/2017	$10,940	$11,276
9/30/2017	$11,189	$11,561
10/31/2017	$11,322	$11,737
11/30/2017	$11,473	$11,862
12/31/2017	$11,647	$12,055
1/31/2018	$12,232	$12,660
2/28/2018	$11,665	$12,091
3/31/2018	$11,576	$11,884
4/30/2018	$11,741	$12,169
5/31/2018	$11,481	$11,912
6/30/2018	$11,304	$11,770
7/31/2018	$11,582	$12,060
8/31/2018	$11,363	$11,829
9/30/2018	$11,393	$11,936
10/31/2018	$10,430	$10,987
11/30/2018	$10,412	$10,975
12/31/2018	$9,757	$10,445
1/31/2019	$10,427	$11,133
2/28/2019	$10,545	$11,418
3/31/2019	$10,532	$11,502
4/30/2019	$10,917	$11,837
5/31/2019	$10,135	$11,285
6/30/2019	$10,768	$11,958
7/31/2019	$10,539	$11,808
8/31/2019	$10,309	$11,504
9/30/2019	$10,725	$11,839
10/31/2019	$11,184	$12,265
11/30/2019	$11,345	$12,406
12/31/2019	$11,772	$12,811
1/31/2020	$11,341	$12,544
2/29/2020	$10,420	$11,412
3/31/2020	$8,567	$9,900
4/30/2020	$9,304	$10,548
5/31/2020	$9,741	$11,014
6/30/2020	$10,160	$11,393
7/31/2020	$10,370	$11,661
8/31/2020	$10,884	$12,262
9/30/2020	$10,681	$11,949
10/31/2020	$10,205	$11,473
11/30/2020	$11,867	$13,253
12/31/2020	$12,520	$13,871
1/31/2021	$12,449	$13,725
2/28/2021	$12,820	$14,035
3/31/2021	$13,262	$14,371
4/30/2021	$13,646	$14,815
5/31/2021	$14,139	$15,312
6/30/2021	$13,851	$15,144
7/31/2021	$13,883	$15,260
8/31/2021	$14,049	$15,530
9/30/2021	$13,537	$15,091
10/31/2021	$13,953	$15,466
11/30/2021	$13,339	$14,748
12/31/2021	$14,109	$15,505
1/31/2022	$13,838	$14,757
2/28/2022	$13,416	$14,497
3/31/2022	$13,151	$14,607
4/30/2022	$12,412	$13,675
5/31/2022	$12,736	$13,797
6/30/2022	$11,442	$12,519
7/31/2022	$11,990	$13,145
8/31/2022	$11,164	$12,522
9/30/2022	$10,088	$11,356
10/31/2022	$10,828	$11,968
11/30/2022	$12,254	$13,318
12/31/2022	$12,070	$13,332
1/31/2023	$13,099	$14,413
2/28/2023	$12,747	$14,114
3/31/2023	$12,999	$14,482
4/30/2023	$13,351	$14,906
5/31/2023	$12,813	$14,294
6/30/2023	$13,305	$14,949
7/31/2023	$13,683	$15,434
8/31/2023	$13,165	$14,845
9/30/2023	$12,687	$14,344
10/31/2023	$12,203	$13,764
11/30/2023	$13,145	$15,044
12/31/2023	$13,945	$15,846
1/31/2024	$13,795	$15,938
2/29/2024	$14,027	$16,232
3/31/2024	$14,443	$16,785
4/30/2024	$13,993	$16,373
5/31/2024	$14,750	$17,028
6/30/2024	$14,388	$16,757
7/31/2024	$14,948	$17,250
8/31/2024	$15,419	$17,813
9/30/2024	$15,548	$17,985
10/31/2024	$14,689	$17,009

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/10/17
Class R	20.37%	5.60%	5.16%
MSCI EAFE IndexFootnote Reference(a)	23.58%	6.76%	7.19%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$4,403,559,628
Number of Portfolio Holdings	108
Portfolio Turnover Rate	12%
Total Advisory Fees Paid (net of waivers and reimbursements)	$31,541,001

Transamerica International Equity

Class R

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	19.6%
United Kingdom	17.9
France	11.4
Germany	11.4
Switzerland	7.8
Ireland	5.2
Netherlands	4.0
Australia	3.6
Sweden	3.0
Belgium	2.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	21.0%
Industrials	15.8
Consumer Discretionary	11.2
Information Technology	11.1
Consumer Staples	10.6
Health Care	10.5
Materials	7.6
Energy	6.7
Communication Services	2.0
Utilities	1.5
Real Estate	0.5
Preferred Stocks	0.7
Other Investment Company	0.2
Repurchase Agreement	0.1
Net Other Assets (Liabilities)Footnote Reference^	0.5
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Roche Holding AG	2.3%
SAP SE	2.1
Sony Group Corp.	2.1
Hitachi Ltd.	2.0
Sumitomo Mitsui Financial Group, Inc.	1.9
Nestle SA	1.7
Anheuser-Busch InBev SA	1.6
Fujitsu Ltd.	1.6
Veolia Environnement SA	1.5
Siemens AG	1.5

Transamerica International Equity

Class R

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica International Equity

Class R

Annual Shareholder Report

October 31, 2024

Transamerica International Equity

Class R4

TRWFX

October 31, 2024

Fund Overview

Transamerica International Equity (the "Fund") seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R4	$111	1.01%

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark, the MSCI EAFE Index, for the fiscal year ended October 31, 2024. The period was characterized by signs of moderating inflation, and central banks transitioning away from restrictive monetary policies as a result. While policy makers across the globe generally moved in lockstep the last few years, the Bank of Japan’s tightening policy was an outlier relative to the world’s other influential banks. This backdrop, paired with Artificial Intelligence-related optimism sent stocks higher, exceeding investor expectations, which were largely focused on recession fears entering this period.

Stock selection within the United Kingdom detracted most from relative returns. Among the biggest detractors were shares of Reckitt Benckiser Group PLC, a global consumer goods company with brands such as Mucinex, Lysol and Enfamil. Litigation surrounding the company’s Enfamil baby formula weighed on the stock. We continued to hold the position as of period end.

Europe contributed most to relative results among regions from both holdings and an underweight. While underweights to large European luxury goods companies were additive to relative results, positive stock selection was more impactful. Examples included: aircraft lessor AerCap Holdings NV, enterprise software company SAP SE, and construction materials company Heidelberg Materials AG.

Energy was the sector weighing most on relative returns due primarily to an overweight to the benchmark’s worst performing sector, as crude oil prices declined.

Consumer discretionary contributed most to relative return. The Fund’s underweights to automobiles and high-end retail, among the weakest industry groups, were additive. From a stock selection perspective, positive impacts were on display from an array of holdings, including e-commerce company Rakuten Group, Inc., homebuilder Persimmon PLC, and home improvement retailer Kingfisher PLC.

Transamerica International Equity

Class R4

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R4	MSCI EAFE Index
3/10/2017	$10,000	$10,000
3/31/2017	$10,215	$10,305
4/30/2017	$10,493	$10,575
5/31/2017	$10,841	$10,978
6/30/2017	$10,812	$10,962
7/31/2017	$11,050	$11,278
8/31/2017	$10,951	$11,276
9/30/2017	$11,206	$11,561
10/31/2017	$11,334	$11,737
11/30/2017	$11,491	$11,862
12/31/2017	$11,666	$12,055
1/31/2018	$12,253	$12,660
2/28/2018	$11,690	$12,091
3/31/2018	$11,607	$11,884
4/30/2018	$11,773	$12,169
5/31/2018	$11,512	$11,912
6/30/2018	$11,340	$11,770
7/31/2018	$11,624	$12,060
8/31/2018	$11,399	$11,829
9/30/2018	$11,435	$11,936
10/31/2018	$10,473	$10,987
11/30/2018	$10,450	$10,975
12/31/2018	$9,797	$10,445
1/31/2019	$10,478	$11,133
2/28/2019	$10,591	$11,418
3/31/2019	$10,584	$11,502
4/30/2019	$10,978	$11,837
5/31/2019	$10,191	$11,285
6/30/2019	$10,828	$11,958
7/31/2019	$10,597	$11,808
8/31/2019	$10,372	$11,504
9/30/2019	$10,791	$11,839
10/31/2019	$11,253	$12,265
11/30/2019	$11,422	$12,406
12/31/2019	$11,848	$12,811
1/31/2020	$11,418	$12,544
2/29/2020	$10,495	$11,412
3/31/2020	$8,630	$9,900
4/30/2020	$9,373	$10,548
5/31/2020	$9,816	$11,014
6/30/2020	$10,245	$11,393
7/31/2020	$10,457	$11,661
8/31/2020	$10,976	$12,262
9/30/2020	$10,771	$11,949
10/31/2020	$10,296	$11,473
11/30/2020	$11,976	$13,253
12/31/2020	$12,633	$13,871
1/31/2021	$12,568	$13,725
2/28/2021	$12,944	$14,035
3/31/2021	$13,398	$14,371
4/30/2021	$13,787	$14,815
5/31/2021	$14,280	$15,312
6/30/2021	$14,001	$15,144
7/31/2021	$14,027	$15,260
8/31/2021	$14,202	$15,530
9/30/2021	$13,690	$15,091
10/31/2021	$14,111	$15,466
11/30/2021	$13,495	$14,748
12/31/2021	$14,274	$15,505
1/31/2022	$14,006	$14,757
2/28/2022	$13,576	$14,497
3/31/2022	$13,315	$14,607
4/30/2022	$12,571	$13,675
5/31/2022	$12,893	$13,797
6/30/2022	$11,592	$12,519
7/31/2022	$12,142	$13,145
8/31/2022	$11,310	$12,522
9/30/2022	$10,224	$11,356
10/31/2022	$10,975	$11,968
11/30/2022	$12,423	$13,318
12/31/2022	$12,239	$13,332
1/31/2023	$13,284	$14,413
2/28/2023	$12,933	$14,114
3/31/2023	$13,189	$14,482
4/30/2023	$13,547	$14,906
5/31/2023	$13,001	$14,294
6/30/2023	$13,513	$14,949
7/31/2023	$13,897	$15,434
8/31/2023	$13,371	$14,845
9/30/2023	$12,886	$14,344
10/31/2023	$12,401	$13,764
11/30/2023	$13,365	$15,044
12/31/2023	$14,178	$15,846
1/31/2024	$14,026	$15,938
2/29/2024	$14,269	$16,232
3/31/2024	$14,692	$16,785
4/30/2024	$14,241	$16,373
5/31/2024	$15,005	$17,028
6/30/2024	$14,643	$16,757
7/31/2024	$15,220	$17,250
8/31/2024	$15,706	$17,813
9/30/2024	$15,838	$17,985
10/31/2024	$14,963	$17,009

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/10/17
Class R4	20.66%	5.86%	5.41%
MSCI EAFE IndexFootnote Reference(a)	23.58%	6.76%	7.19%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$4,403,559,628
Number of Portfolio Holdings	108
Portfolio Turnover Rate	12%
Total Advisory Fees Paid (net of waivers and reimbursements)	$31,541,001

Transamerica International Equity

Class R4

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	19.6%
United Kingdom	17.9
France	11.4
Germany	11.4
Switzerland	7.8
Ireland	5.2
Netherlands	4.0
Australia	3.6
Sweden	3.0
Belgium	2.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	21.0%
Industrials	15.8
Consumer Discretionary	11.2
Information Technology	11.1
Consumer Staples	10.6
Health Care	10.5
Materials	7.6
Energy	6.7
Communication Services	2.0
Utilities	1.5
Real Estate	0.5
Preferred Stocks	0.7
Other Investment Company	0.2
Repurchase Agreement	0.1
Net Other Assets (Liabilities)Footnote Reference^	0.5
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Roche Holding AG	2.3%
SAP SE	2.1
Sony Group Corp.	2.1
Hitachi Ltd.	2.0
Sumitomo Mitsui Financial Group, Inc.	1.9
Nestle SA	1.7
Anheuser-Busch InBev SA	1.6
Fujitsu Ltd.	1.6
Veolia Environnement SA	1.5
Siemens AG	1.5

Transamerica International Equity

Class R4

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica International Equity

Class R4

Annual Shareholder Report

October 31, 2024

Transamerica International Equity

Class R6

TAINX

October 31, 2024

Fund Overview

Transamerica International Equity (the "Fund") seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$84	0.76%

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark, the MSCI EAFE Index, for the fiscal year ended October 31, 2024. The period was characterized by signs of moderating inflation, and central banks transitioning away from restrictive monetary policies as a result. While policy makers across the globe generally moved in lockstep the last few years, the Bank of Japan’s tightening policy was an outlier relative to the world’s other influential banks. This backdrop, paired with Artificial Intelligence-related optimism sent stocks higher, exceeding investor expectations, which were largely focused on recession fears entering this period.

Stock selection within the United Kingdom detracted most from relative returns. Among the biggest detractors were shares of Reckitt Benckiser Group PLC, a global consumer goods company with brands such as Mucinex, Lysol and Enfamil. Litigation surrounding the company’s Enfamil baby formula weighed on the stock. We continued to hold the position as of period end.

Europe contributed most to relative results among regions from both holdings and an underweight. While underweights to large European luxury goods companies were additive to relative results, positive stock selection was more impactful. Examples included: aircraft lessor AerCap Holdings NV, enterprise software company SAP SE, and construction materials company Heidelberg Materials AG.

Energy was the sector weighing most on relative returns due primarily to an overweight to the benchmark’s worst performing sector, as crude oil prices declined.

Consumer discretionary contributed most to relative return. The Fund’s underweights to automobiles and high-end retail, among the weakest industry groups, were additive. From a stock selection perspective, positive impacts were on display from an array of holdings, including e-commerce company Rakuten Group, Inc., homebuilder Persimmon PLC, and home improvement retailer Kingfisher PLC.

Transamerica International Equity

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	MSCI EAFE Index
5/29/2015	$10,000	$10,000
5/31/2015	$10,000	$9,924
6/30/2015	$9,673	$9,646
7/31/2015	$9,850	$9,847
8/31/2015	$9,244	$9,123
9/30/2015	$8,836	$8,663
10/31/2015	$9,448	$9,341
11/30/2015	$9,298	$9,197
12/31/2015	$9,164	$9,075
1/31/2016	$8,613	$8,419
2/29/2016	$8,356	$8,268
3/31/2016	$8,979	$8,813
4/30/2016	$9,099	$9,078
5/31/2016	$9,099	$9,007
6/30/2016	$8,700	$8,708
7/31/2016	$9,148	$9,150
8/31/2016	$9,273	$9,158
9/30/2016	$9,344	$9,275
10/31/2016	$9,224	$9,086
11/30/2016	$9,000	$8,906
12/31/2016	$9,229	$9,212
1/31/2017	$9,468	$9,480
2/28/2017	$9,563	$9,617
3/31/2017	$9,891	$9,892
4/30/2017	$10,170	$10,151
5/31/2017	$10,503	$10,538
6/30/2017	$10,481	$10,522
7/31/2017	$10,709	$10,826
8/31/2017	$10,620	$10,824
9/30/2017	$10,865	$11,097
10/31/2017	$10,999	$11,267
11/30/2017	$11,149	$11,387
12/31/2017	$11,324	$11,572
1/31/2018	$11,898	$12,153
2/28/2018	$11,353	$11,606
3/31/2018	$11,267	$11,408
4/30/2018	$11,433	$11,681
5/31/2018	$11,186	$11,434
6/30/2018	$11,020	$11,298
7/31/2018	$11,295	$11,577
8/31/2018	$11,083	$11,355
9/30/2018	$11,123	$11,458
10/31/2018	$10,181	$10,547
11/30/2018	$10,164	$10,535
12/31/2018	$9,528	$10,026
1/31/2019	$10,195	$10,686
2/28/2019	$10,311	$10,960
3/31/2019	$10,299	$11,041
4/30/2019	$10,687	$11,362
5/31/2019	$9,923	$10,833
6/30/2019	$10,547	$11,479
7/31/2019	$10,323	$11,335
8/31/2019	$10,104	$11,042
9/30/2019	$10,517	$11,364
10/31/2019	$10,972	$11,774
11/30/2019	$11,136	$11,908
12/31/2019	$11,557	$12,297
1/31/2020	$11,139	$12,042
2/29/2020	$10,241	$10,955
3/31/2020	$8,426	$9,504
4/30/2020	$9,149	$10,125
5/31/2020	$9,586	$10,573
6/30/2020	$10,004	$10,937
7/31/2020	$10,216	$11,194
8/31/2020	$10,721	$11,771
9/30/2020	$10,521	$11,470
10/31/2020	$10,060	$11,013
11/30/2020	$11,706	$12,722
12/31/2020	$12,347	$13,316
1/31/2021	$12,290	$13,175
2/28/2021	$12,656	$13,472
3/31/2021	$13,105	$13,795
4/30/2021	$13,484	$14,221
5/31/2021	$13,977	$14,699
6/30/2021	$13,705	$14,537
7/31/2021	$13,737	$14,648
8/31/2021	$13,907	$14,908
9/30/2021	$13,408	$14,486
10/31/2021	$13,819	$14,846
11/30/2021	$13,219	$14,157
12/31/2021	$13,987	$14,883
1/31/2022	$13,725	$14,165
2/28/2022	$13,312	$13,916
3/31/2022	$13,056	$14,022
4/30/2022	$12,329	$13,126
5/31/2022	$12,650	$13,244
6/30/2022	$11,373	$12,018
7/31/2022	$11,917	$12,618
8/31/2022	$11,104	$12,020
9/30/2022	$10,043	$10,901
10/31/2022	$10,783	$11,488
11/30/2022	$12,205	$12,784
12/31/2022	$12,023	$12,798
1/31/2023	$13,057	$13,836
2/28/2023	$12,712	$13,548
3/31/2023	$12,971	$13,901
4/30/2023	$13,328	$14,308
5/31/2023	$12,792	$13,721
6/30/2023	$13,295	$14,350
7/31/2023	$13,680	$14,816
8/31/2023	$13,163	$14,250
9/30/2023	$12,686	$13,769
10/31/2023	$12,216	$13,212
11/30/2023	$13,163	$14,441
12/31/2023	$13,968	$15,210
1/31/2024	$13,824	$15,299
2/29/2024	$14,057	$15,581
3/31/2024	$14,481	$16,112
4/30/2024	$14,036	$15,716
5/31/2024	$14,803	$16,345
6/30/2024	$14,440	$16,085
7/31/2024	$15,015	$16,559
8/31/2024	$15,493	$17,099
9/30/2024	$15,630	$17,264
10/31/2024	$14,768	$16,328

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 5/29/15
Class R6	20.90%	6.12%	4.22%
MSCI EAFE IndexFootnote Reference(a)	23.58%	6.76%	5.34%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$4,403,559,628
Number of Portfolio Holdings	108
Portfolio Turnover Rate	12%
Total Advisory Fees Paid (net of waivers and reimbursements)	$31,541,001

Transamerica International Equity

Class R6

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	19.6%
United Kingdom	17.9
France	11.4
Germany	11.4
Switzerland	7.8
Ireland	5.2
Netherlands	4.0
Australia	3.6
Sweden	3.0
Belgium	2.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	21.0%
Industrials	15.8
Consumer Discretionary	11.2
Information Technology	11.1
Consumer Staples	10.6
Health Care	10.5
Materials	7.6
Energy	6.7
Communication Services	2.0
Utilities	1.5
Real Estate	0.5
Preferred Stocks	0.7
Other Investment Company	0.2
Repurchase Agreement	0.1
Net Other Assets (Liabilities)Footnote Reference^	0.5
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Roche Holding AG	2.3%
SAP SE	2.1
Sony Group Corp.	2.1
Hitachi Ltd.	2.0
Sumitomo Mitsui Financial Group, Inc.	1.9
Nestle SA	1.7
Anheuser-Busch InBev SA	1.6
Fujitsu Ltd.	1.6
Veolia Environnement SA	1.5
Siemens AG	1.5

Transamerica International Equity

Class R6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica International Equity

Class R6

Annual Shareholder Report

October 31, 2024

Transamerica International Focus

Class A

TGRHX

October 31, 2024

Fund Overview

Transamerica International Focus (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$127	1.20%

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark, the MSCI EAFE Index, during the fiscal year ended October 31, 2024. The Fund was sub-advised by Epoch Investment Partners, Inc. from November 1, 2023 through October 25, 2024, at which time Sands Capital Management, LLC became the Fund’s interim sub-adviser.

For the period November 1, 2023, through October 25, 2024, individual detractors included pharmacy operator MatsukiyoCocokara Holdings Co., Ltd. in Japan and oil and gas firm Equinor ASA in Norway. MatsukiyoCocokara Holdings Co., Ltd. derated significantly as same store sales turned negative at key brands as drugstores appear to be losing share to discounters. The Fund sold the position. Equinor ASA underperformed as investors had concerns on its capital expenditure plans and expected returns. The holding also suffered more than other energy stocks due to its outsized exposure to the European natural gas market. The Fund sold this position.

Regionally, Developed Europe ex-UK detracted the most due largely to holdings in France and Germany, while Developed Pacific ex-Japan contributed. National Australia Bank and DBS Group Holdings, Ltd. contributed, as did our zero allocation to Hong Kong. At the sector level, holdings in the consumer discretionary and health care sectors detracted most. Lack of exposure to the utilities sector contributed.

Taiwan Semiconductor Manufacturing Co., Ltd. (“Taiwan Semiconductor”) and Prysmian SpA were top individual contributors. Taiwan Semiconductor consistently beat earning expectations and raised guidance. Prysmian SpA, a leading European cable manufacturer providing a wide range of products and services to energy, industrial and telecommunications end markets, also performed well.

Transamerica International Focus

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	MSCI EAFE Index
3/1/2018	$9,447	$10,000
3/31/2018	$9,458	$9,830
4/30/2018	$9,532	$10,065
5/31/2018	$9,341	$9,852
6/30/2018	$9,139	$9,735
7/31/2018	$9,235	$9,975
8/31/2018	$9,139	$9,783
9/30/2018	$9,203	$9,873
10/31/2018	$8,342	$9,087
11/30/2018	$8,278	$9,077
12/31/2018	$7,883	$8,639
1/31/2019	$8,443	$9,208
2/28/2019	$8,710	$9,443
3/31/2019	$8,837	$9,513
4/30/2019	$9,155	$9,790
5/31/2019	$8,608	$9,334
6/30/2019	$9,142	$9,891
7/31/2019	$9,079	$9,766
8/31/2019	$8,888	$9,514
9/30/2019	$9,155	$9,792
10/31/2019	$9,575	$10,145
11/30/2019	$9,575	$10,261
12/31/2019	$10,035	$10,596
1/31/2020	$9,919	$10,375
2/29/2020	$9,299	$9,439
3/31/2020	$7,788	$8,189
4/30/2020	$8,447	$8,724
5/31/2020	$9,054	$9,110
6/30/2020	$9,557	$9,423
7/31/2020	$10,138	$9,645
8/31/2020	$10,474	$10,142
9/30/2020	$10,306	$9,883
10/31/2020	$10,035	$9,489
11/30/2020	$11,494	$10,962
12/31/2020	$12,125	$11,473
1/31/2021	$12,164	$11,352
2/28/2021	$12,256	$11,608
3/31/2021	$12,399	$11,886
4/30/2021	$12,763	$12,253
5/31/2021	$13,179	$12,665
6/30/2021	$13,010	$12,526
7/31/2021	$12,945	$12,621
8/31/2021	$13,101	$12,845
9/30/2021	$12,802	$12,482
10/31/2021	$13,101	$12,792
11/30/2021	$12,711	$12,198
12/31/2021	$13,383	$12,824
1/31/2022	$12,680	$12,205
2/28/2022	$12,198	$11,991
3/31/2022	$12,046	$12,081
4/30/2022	$11,068	$11,310
5/31/2022	$11,233	$11,411
6/30/2022	$10,061	$10,355
7/31/2022	$10,627	$10,872
8/31/2022	$10,089	$10,356
9/30/2022	$9,042	$9,392
10/31/2022	$9,607	$9,898
11/30/2022	$10,916	$11,015
12/31/2022	$10,627	$11,027
1/31/2023	$11,368	$11,921
2/28/2023	$11,018	$11,674
3/31/2023	$11,256	$11,978
4/30/2023	$11,354	$12,328
5/31/2023	$10,878	$11,823
6/30/2023	$11,452	$12,364
7/31/2023	$11,801	$12,766
8/31/2023	$11,438	$12,278
9/30/2023	$11,074	$11,864
10/31/2023	$10,738	$11,384
11/30/2023	$11,382	$12,443
12/31/2023	$11,919	$13,106
1/31/2024	$11,767	$13,182
2/29/2024	$12,343	$13,425
3/31/2024	$12,797	$13,882
4/30/2024	$12,388	$13,542
5/31/2024	$12,782	$14,083
6/30/2024	$12,494	$13,859
7/31/2024	$12,737	$14,267
8/31/2024	$12,903	$14,733
9/30/2024	$12,706	$14,875
10/31/2024	$12,010	$14,068

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/1/18
Class A with Load	5.65%	3.45%	2.78%
Class A	11.84%	4.64%	3.66%
MSCI EAFE IndexFootnote Reference(a)	23.58%	6.76%	5.25%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$527,129,114
Number of Portfolio Holdings	44
Portfolio Turnover Rate	169%
Total Advisory Fees Paid (net of waivers and reimbursements)	$4,275,908

Transamerica International Focus

Class A

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Canada	18.6%
Japan	13.5
Netherlands	10.9
United States	10.7
France	5.9
Germany	5.4
Sweden	5.4
Italy	4.4
Switzerland	3.8
United Kingdom	3.4

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	20.6%
Information Technology	19.5
Consumer Discretionary	18.2
Financials	9.5
Consumer Staples	7.6
Materials	7.3
Communication Services	6.7
Health Care	4.7
Energy	1.0
Repurchase Agreements	3.2
Net Other Assets (Liabilities)Footnote Reference^	1.7
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Waste Connections, Inc.	4.2%
Constellation Software, Inc.	4.2
Liberty Media Corp. - Liberty Formula One, Class C	3.8
Keyence Corp.	3.7
Linde PLC	3.7
Ferrari NV	3.6
Sika AG	3.3
Coupang, Inc.	3.2
AIA Group Ltd.	3.1
Adyen NV	3.1

Transamerica International Focus

Class A

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective as of the close of business on October 25, 2024, Epoch Investment Partners, Inc. was terminated as the sub-adviser of the fund and Sands Capital Management, LLC (“Sands Capital”) was approved as the fund’s interim sub-adviser. Sands Capital was approved as the continuing sub-adviser of the fund on December 12, 2024. In connection with the change to Sands Capital as interim sub-adviser, effective as of the close of business on October 25, 2024, the following occurred:

• the fund’s principal investment strategies were revised;

• the Fund’s principal risks were revised to add Real Estate Securities risk; Real Estate Investment Trusts risk; and Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations risk;

• Transamerica Asset Management, Inc., the fund’s investment adviser, reduced its management fee schedule for the fund; and

• the Annual Fund Operating Expenses of each class of the fund were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica International Focus

Class A

Annual Shareholder Report

October 31, 2024

Transamerica International Focus

Class I

TGRGX

October 31, 2024

Fund Overview

Transamerica International Focus (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$88	0.83%

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark, the MSCI EAFE Index, during the fiscal year ended October 31, 2024. The Fund was sub-advised by Epoch Investment Partners, Inc. from November 1, 2023 through October 25, 2024, at which time Sands Capital Management, LLC became the Fund’s interim sub-adviser.

For the period November 1, 2023, through October 25, 2024, individual detractors included pharmacy operator MatsukiyoCocokara Holdings Co., Ltd. in Japan and oil and gas firm Equinor ASA in Norway. MatsukiyoCocokara Holdings Co., Ltd. derated significantly as same store sales turned negative at key brands as drugstores appear to be losing share to discounters. The Fund sold the position. Equinor ASA underperformed as investors had concerns on its capital expenditure plans and expected returns. The holding also suffered more than other energy stocks due to its outsized exposure to the European natural gas market. The Fund sold this position.

Regionally, Developed Europe ex-UK detracted the most due largely to holdings in France and Germany, while Developed Pacific ex-Japan contributed. National Australia Bank and DBS Group Holdings, Ltd. contributed, as did our zero allocation to Hong Kong. At the sector level, holdings in the consumer discretionary and health care sectors detracted most. Lack of exposure to the utilities sector contributed.

Taiwan Semiconductor Manufacturing Co., Ltd. (“Taiwan Semiconductor”) and Prysmian SpA were top individual contributors. Taiwan Semiconductor consistently beat earning expectations and raised guidance. Prysmian SpA, a leading European cable manufacturer providing a wide range of products and services to energy, industrial and telecommunications end markets, also performed well.

Transamerica International Focus

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	MSCI EAFE Index
3/1/2018	$10,000	$10,000
3/31/2018	$10,011	$9,830
4/30/2018	$10,090	$10,065
5/31/2018	$9,888	$9,852
6/30/2018	$9,674	$9,735
7/31/2018	$9,775	$9,975
8/31/2018	$9,674	$9,783
9/30/2018	$9,753	$9,873
10/31/2018	$8,841	$9,087
11/30/2018	$8,774	$9,077
12/31/2018	$8,362	$8,639
1/31/2019	$8,954	$9,208
2/28/2019	$9,237	$9,443
3/31/2019	$9,385	$9,513
4/30/2019	$9,709	$9,790
5/31/2019	$9,130	$9,334
6/30/2019	$9,695	$9,891
7/31/2019	$9,628	$9,766
8/31/2019	$9,426	$9,514
9/30/2019	$9,722	$9,792
10/31/2019	$10,166	$10,145
11/30/2019	$10,166	$10,261
12/31/2019	$10,644	$10,596
1/31/2020	$10,534	$10,375
2/29/2020	$9,877	$9,439
3/31/2020	$8,274	$8,189
4/30/2020	$8,972	$8,724
5/31/2020	$9,630	$9,110
6/30/2020	$10,164	$9,423
7/31/2020	$10,781	$9,645
8/31/2020	$11,137	$10,142
9/30/2020	$10,959	$9,883
10/31/2020	$10,671	$9,489
11/30/2020	$12,219	$10,962
12/31/2020	$12,897	$11,473
1/31/2021	$12,938	$11,352
2/28/2021	$13,049	$11,608
3/31/2021	$13,187	$11,886
4/30/2021	$13,587	$12,253
5/31/2021	$14,043	$12,665
6/30/2021	$13,850	$12,526
7/31/2021	$13,795	$12,621
8/31/2021	$13,960	$12,845
9/30/2021	$13,657	$12,482
10/31/2021	$13,974	$12,792
11/30/2021	$13,560	$12,198
12/31/2021	$14,271	$12,824
1/31/2022	$13,525	$12,205
2/28/2022	$13,027	$11,991
3/31/2022	$12,881	$12,081
4/30/2022	$11,827	$11,310
5/31/2022	$12,017	$11,411
6/30/2022	$10,758	$10,355
7/31/2022	$11,358	$10,872
8/31/2022	$10,788	$10,356
9/30/2022	$9,675	$9,392
10/31/2022	$10,275	$9,898
11/30/2022	$11,680	$11,015
12/31/2022	$11,376	$11,027
1/31/2023	$12,165	$11,921
2/28/2023	$11,793	$11,674
3/31/2023	$12,046	$11,978
4/30/2023	$12,165	$12,328
5/31/2023	$11,659	$11,823
6/30/2023	$12,269	$12,364
7/31/2023	$12,657	$12,766
8/31/2023	$12,269	$12,278
9/30/2023	$11,882	$11,864
10/31/2023	$11,525	$11,384
11/30/2023	$12,225	$12,443
12/31/2023	$12,797	$13,106
1/31/2024	$12,651	$13,182
2/29/2024	$13,265	$13,425
3/31/2024	$13,750	$13,882
4/30/2024	$13,314	$13,542
5/31/2024	$13,750	$14,083
6/30/2024	$13,443	$13,859
7/31/2024	$13,718	$14,267
8/31/2024	$13,896	$14,733
9/30/2024	$13,669	$14,875
10/31/2024	$12,942	$14,068

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/1/18
Class I	12.30%	4.95%	3.94%
MSCI EAFE IndexFootnote Reference(a)	23.58%	6.76%	5.25%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$527,129,114
Number of Portfolio Holdings	44
Portfolio Turnover Rate	169%
Total Advisory Fees Paid (net of waivers and reimbursements)	$4,275,908

Transamerica International Focus

Class I

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Canada	18.6%
Japan	13.5
Netherlands	10.9
United States	10.7
France	5.9
Germany	5.4
Sweden	5.4
Italy	4.4
Switzerland	3.8
United Kingdom	3.4

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	20.6%
Information Technology	19.5
Consumer Discretionary	18.2
Financials	9.5
Consumer Staples	7.6
Materials	7.3
Communication Services	6.7
Health Care	4.7
Energy	1.0
Repurchase Agreements	3.2
Net Other Assets (Liabilities)Footnote Reference^	1.7
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Waste Connections, Inc.	4.2%
Constellation Software, Inc.	4.2
Liberty Media Corp. - Liberty Formula One, Class C	3.8
Keyence Corp.	3.7
Linde PLC	3.7
Ferrari NV	3.6
Sika AG	3.3
Coupang, Inc.	3.2
AIA Group Ltd.	3.1
Adyen NV	3.1

Transamerica International Focus

Class I

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective as of the close of business on October 25, 2024, Epoch Investment Partners, Inc. was terminated as the sub-adviser of the fund and Sands Capital Management, LLC (“Sands Capital”) was approved as the fund’s interim sub-adviser. Sands Capital was approved as the continuing sub-adviser of the fund on December 12, 2024. In connection with the change to Sands Capital as interim sub-adviser, effective as of the close of business on October 25, 2024, the following occurred:

• the fund’s principal investment strategies were revised;

• the Fund’s principal risks were revised to add Real Estate Securities risk; Real Estate Investment Trusts risk; and Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations risk;

• Transamerica Asset Management, Inc., the fund’s investment adviser, reduced its management fee schedule for the fund; and

• the Annual Fund Operating Expenses of each class of the fund were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica International Focus

Class I

Annual Shareholder Report

October 31, 2024

Transamerica International Focus

Class I2

Ticker: N/A

October 31, 2024

Fund Overview

Transamerica International Focus (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$88	0.83%

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark, the MSCI EAFE Index, during the fiscal year ended October 31, 2024. The Fund was sub-advised by Epoch Investment Partners, Inc. from November 1, 2023 through October 25, 2024, at which time Sands Capital Management, LLC became the Fund’s interim sub-adviser.

For the period November 1, 2023, through October 25, 2024, individual detractors included pharmacy operator MatsukiyoCocokara Holdings Co., Ltd. in Japan and oil and gas firm Equinor ASA in Norway. MatsukiyoCocokara Holdings Co., Ltd. derated significantly as same store sales turned negative at key brands as drugstores appear to be losing share to discounters. The Fund sold the position. Equinor ASA underperformed as investors had concerns on its capital expenditure plans and expected returns. The holding also suffered more than other energy stocks due to its outsized exposure to the European natural gas market. The Fund sold this position.

Regionally, Developed Europe ex-UK detracted the most due largely to holdings in France and Germany, while Developed Pacific ex-Japan contributed. National Australia Bank and DBS Group Holdings, Ltd. contributed, as did our zero allocation to Hong Kong. At the sector level, holdings in the consumer discretionary and health care sectors detracted most. Lack of exposure to the utilities sector contributed.

Taiwan Semiconductor Manufacturing Co., Ltd. (“Taiwan Semiconductor”) and Prysmian SpA were top individual contributors. Taiwan Semiconductor consistently beat earning expectations and raised guidance. Prysmian SpA, a leading European cable manufacturer providing a wide range of products and services to energy, industrial and telecommunications end markets, also performed well.

Transamerica International Focus

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	MSCI EAFE Index
10/31/2014	$10,000	$10,000
11/30/2014	$10,212	$10,137
12/31/2014	$9,777	$9,789
1/31/2015	$9,893	$9,837
2/28/2015	$10,500	$10,427
3/31/2015	$10,384	$10,278
4/30/2015	$10,745	$10,706
5/31/2015	$10,745	$10,663
6/30/2015	$10,410	$10,364
7/31/2015	$10,591	$10,580
8/31/2015	$9,790	$9,803
9/30/2015	$9,454	$9,308
10/31/2015	$10,074	$10,037
11/30/2015	$9,932	$9,882
12/31/2015	$9,722	$9,750
1/31/2016	$9,122	$9,046
2/29/2016	$8,962	$8,884
3/31/2016	$9,482	$9,469
4/30/2016	$9,629	$9,754
5/31/2016	$9,576	$9,677
6/30/2016	$9,336	$9,357
7/31/2016	$9,722	$9,832
8/31/2016	$9,816	$9,840
9/30/2016	$9,896	$9,965
10/31/2016	$9,696	$9,762
11/30/2016	$9,456	$9,569
12/31/2016	$9,736	$9,898
1/31/2017	$10,086	$10,185
2/28/2017	$10,154	$10,333
3/31/2017	$10,504	$10,629
4/30/2017	$10,909	$10,907
5/31/2017	$11,435	$11,322
6/30/2017	$11,448	$11,306
7/31/2017	$11,718	$11,632
8/31/2017	$11,704	$11,630
9/30/2017	$11,947	$11,924
10/31/2017	$12,163	$12,106
11/30/2017	$12,257	$12,234
12/31/2017	$12,421	$12,433
1/31/2018	$12,969	$13,057
2/28/2018	$12,380	$12,470
3/31/2018	$12,202	$12,257
4/30/2018	$12,311	$12,551
5/31/2018	$12,051	$12,285
6/30/2018	$11,804	$12,139
7/31/2018	$11,927	$12,439
8/31/2018	$11,804	$12,200
9/30/2018	$11,886	$12,311
10/31/2018	$10,789	$11,332
11/30/2018	$10,707	$11,319
12/31/2018	$10,203	$10,772
1/31/2019	$10,929	$11,482
2/28/2019	$11,276	$11,776
3/31/2019	$11,458	$11,863
4/30/2019	$11,854	$12,208
5/31/2019	$11,160	$11,639
6/30/2019	$11,854	$12,334
7/31/2019	$11,771	$12,178
8/31/2019	$11,540	$11,865
9/30/2019	$11,887	$12,210
10/31/2019	$12,432	$12,650
11/30/2019	$12,448	$12,795
12/31/2019	$13,028	$13,213
1/31/2020	$12,893	$12,938
2/29/2020	$12,085	$11,770
3/31/2020	$10,133	$10,211
4/30/2020	$10,991	$10,879
5/31/2020	$11,799	$11,360
6/30/2020	$12,456	$11,751
7/31/2020	$13,213	$12,027
8/31/2020	$13,651	$12,647
9/30/2020	$13,432	$12,324
10/31/2020	$13,095	$11,833
11/30/2020	$14,997	$13,669
12/31/2020	$15,829	$14,307
1/31/2021	$15,880	$14,156
2/28/2021	$15,999	$14,475
3/31/2021	$16,186	$14,822
4/30/2021	$16,663	$15,280
5/31/2021	$17,224	$15,793
6/30/2021	$17,003	$15,619
7/31/2021	$16,935	$15,739
8/31/2021	$17,139	$16,018
9/30/2021	$16,765	$15,565
10/31/2021	$17,156	$15,951
11/30/2021	$16,646	$15,211
12/31/2021	$17,535	$15,991
1/31/2022	$16,613	$15,220
2/28/2022	$15,998	$14,952
3/31/2022	$15,817	$15,066
4/30/2022	$14,534	$14,104
5/31/2022	$14,769	$14,230
6/30/2022	$13,214	$12,912
7/31/2022	$13,973	$13,557
8/31/2022	$13,268	$12,915
9/30/2022	$11,895	$11,712
10/31/2022	$12,654	$12,343
11/30/2022	$14,371	$13,736
12/31/2022	$13,991	$13,750
1/31/2023	$14,985	$14,866
2/28/2023	$14,525	$14,557
3/31/2023	$14,838	$14,936
4/30/2023	$14,966	$15,373
5/31/2023	$14,359	$14,743
6/30/2023	$15,095	$15,418
7/31/2023	$15,574	$15,919
8/31/2023	$15,095	$15,311
9/30/2023	$14,635	$14,794
10/31/2023	$14,193	$14,196
11/30/2023	$15,040	$15,516
12/31/2023	$15,759	$16,343
1/31/2024	$15,579	$16,438
2/29/2024	$16,319	$16,741
3/31/2024	$16,919	$17,311
4/30/2024	$16,379	$16,886
5/31/2024	$16,919	$17,562
6/30/2024	$16,559	$17,282
7/31/2024	$16,879	$17,791
8/31/2024	$17,099	$18,372
9/30/2024	$16,839	$18,549
10/31/2024	$15,919	$17,543

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I2	12.16%	5.07%	4.76%
MSCI EAFE IndexFootnote Reference(a)	23.58%	6.76%	5.78%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$527,129,114
Number of Portfolio Holdings	44
Portfolio Turnover Rate	169%
Total Advisory Fees Paid (net of waivers and reimbursements)	$4,275,908

Transamerica International Focus

Class I2

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Canada	18.6%
Japan	13.5
Netherlands	10.9
United States	10.7
France	5.9
Germany	5.4
Sweden	5.4
Italy	4.4
Switzerland	3.8
United Kingdom	3.4

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	20.6%
Information Technology	19.5
Consumer Discretionary	18.2
Financials	9.5
Consumer Staples	7.6
Materials	7.3
Communication Services	6.7
Health Care	4.7
Energy	1.0
Repurchase Agreements	3.2
Net Other Assets (Liabilities)Footnote Reference^	1.7
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Waste Connections, Inc.	4.2%
Constellation Software, Inc.	4.2
Liberty Media Corp. - Liberty Formula One, Class C	3.8
Keyence Corp.	3.7
Linde PLC	3.7
Ferrari NV	3.6
Sika AG	3.3
Coupang, Inc.	3.2
AIA Group Ltd.	3.1
Adyen NV	3.1

Transamerica International Focus

Class I2

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective as of the close of business on October 25, 2024, Epoch Investment Partners, Inc. was terminated as the sub-adviser of the fund and Sands Capital Management, LLC (“Sands Capital”) was approved as the fund’s interim sub-adviser. Sands Capital was approved as the continuing sub-adviser of the fund on December 12, 2024. In connection with the change to Sands Capital as interim sub-adviser, effective as of the close of business on October 25, 2024, the following occurred:

• the fund’s principal investment strategies were revised;

• the Fund’s principal risks were revised to add Real Estate Securities risk; Real Estate Investment Trusts risk; and Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations risk;

• Transamerica Asset Management, Inc., the fund’s investment adviser, reduced its management fee schedule for the fund; and

• the Annual Fund Operating Expenses of each class of the fund were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica International Focus

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica International Focus

Class R6

TGRFX

October 31, 2024

Fund Overview

Transamerica International Focus (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$88	0.83%

How did the Fund perform last year and what affected its performance?

The Fund underperformed its benchmark, the MSCI EAFE Index, during the fiscal year ended October 31, 2024. The Fund was sub-advised by Epoch Investment Partners, Inc. from November 1, 2023 through October 25, 2024, at which time Sands Capital Management, LLC became the Fund’s interim sub-adviser.

For the period November 1, 2023, through October 25, 2024, individual detractors included pharmacy operator MatsukiyoCocokara Holdings Co., Ltd. in Japan and oil and gas firm Equinor ASA in Norway. MatsukiyoCocokara Holdings Co., Ltd. derated significantly as same store sales turned negative at key brands as drugstores appear to be losing share to discounters. The Fund sold the position. Equinor ASA underperformed as investors had concerns on its capital expenditure plans and expected returns. The holding also suffered more than other energy stocks due to its outsized exposure to the European natural gas market. The Fund sold this position.

Regionally, Developed Europe ex-UK detracted the most due largely to holdings in France and Germany, while Developed Pacific ex-Japan contributed. National Australia Bank and DBS Group Holdings, Ltd. contributed, as did our zero allocation to Hong Kong. At the sector level, holdings in the consumer discretionary and health care sectors detracted most. Lack of exposure to the utilities sector contributed.

Taiwan Semiconductor Manufacturing Co., Ltd. (“Taiwan Semiconductor”) and Prysmian SpA were top individual contributors. Taiwan Semiconductor consistently beat earning expectations and raised guidance. Prysmian SpA, a leading European cable manufacturer providing a wide range of products and services to energy, industrial and telecommunications end markets, also performed well.

Transamerica International Focus

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	MSCI EAFE Index
3/1/2018	$10,000	$10,000
3/31/2018	$10,011	$9,830
4/30/2018	$10,101	$10,065
5/31/2018	$9,888	$9,852
6/30/2018	$9,674	$9,735
7/31/2018	$9,786	$9,975
8/31/2018	$9,685	$9,783
9/30/2018	$9,753	$9,873
10/31/2018	$8,853	$9,087
11/30/2018	$8,785	$9,077
12/31/2018	$8,377	$8,639
1/31/2019	$8,971	$9,208
2/28/2019	$9,254	$9,443
3/31/2019	$9,402	$9,513
4/30/2019	$9,726	$9,790
5/31/2019	$9,159	$9,334
6/30/2019	$9,726	$9,891
7/31/2019	$9,658	$9,766
8/31/2019	$9,470	$9,514
9/30/2019	$9,753	$9,792
10/31/2019	$10,212	$10,145
11/30/2019	$10,212	$10,261
12/31/2019	$10,700	$10,596
1/31/2020	$10,576	$10,375
2/29/2020	$9,916	$9,439
3/31/2020	$8,321	$8,189
4/30/2020	$9,008	$8,724
5/31/2020	$9,682	$9,110
6/30/2020	$10,218	$9,423
7/31/2020	$10,837	$9,645
8/31/2020	$11,195	$10,142
9/30/2020	$11,030	$9,883
10/31/2020	$10,741	$9,489
11/30/2020	$12,295	$10,962
12/31/2020	$12,990	$11,473
1/31/2021	$13,031	$11,352
2/28/2021	$13,129	$11,608
3/31/2021	$13,281	$11,886
4/30/2021	$13,670	$12,253
5/31/2021	$14,143	$12,665
6/30/2021	$13,948	$12,526
7/31/2021	$13,893	$12,621
8/31/2021	$14,073	$12,845
9/30/2021	$13,754	$12,482
10/31/2021	$14,073	$12,792
11/30/2021	$13,656	$12,198
12/31/2021	$14,384	$12,824
1/31/2022	$13,631	$12,205
2/28/2022	$13,129	$11,991
3/31/2022	$12,981	$12,081
4/30/2022	$11,918	$11,310
5/31/2022	$12,110	$11,411
6/30/2022	$10,855	$10,355
7/31/2022	$11,460	$10,872
8/31/2022	$10,884	$10,356
9/30/2022	$9,762	$9,392
10/31/2022	$10,382	$9,898
11/30/2022	$11,800	$11,015
12/31/2022	$11,489	$11,027
1/31/2023	$12,286	$11,921
2/28/2023	$11,910	$11,674
3/31/2023	$12,166	$11,978
4/30/2023	$12,286	$12,328
5/31/2023	$11,775	$11,823
6/30/2023	$12,391	$12,364
7/31/2023	$12,782	$12,766
8/31/2023	$12,376	$12,278
9/30/2023	$12,000	$11,864
10/31/2023	$11,640	$11,384
11/30/2023	$12,346	$12,443
12/31/2023	$12,934	$13,106
1/31/2024	$12,771	$13,182
2/29/2024	$13,391	$13,425
3/31/2024	$13,898	$13,882
4/30/2024	$13,440	$13,542
5/31/2024	$13,881	$14,083
6/30/2024	$13,571	$13,859
7/31/2024	$13,849	$14,267
8/31/2024	$14,028	$14,733
9/30/2024	$13,816	$14,875
10/31/2024	$13,065	$14,068

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 3/1/18
Class R6	12.24%	5.05%	4.09%
MSCI EAFE IndexFootnote Reference(a)	23.58%	6.76%	5.25%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$527,129,114
Number of Portfolio Holdings	44
Portfolio Turnover Rate	169%
Total Advisory Fees Paid (net of waivers and reimbursements)	$4,275,908

Transamerica International Focus

Class R6

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Canada	18.6%
Japan	13.5
Netherlands	10.9
United States	10.7
France	5.9
Germany	5.4
Sweden	5.4
Italy	4.4
Switzerland	3.8
United Kingdom	3.4

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	20.6%
Information Technology	19.5
Consumer Discretionary	18.2
Financials	9.5
Consumer Staples	7.6
Materials	7.3
Communication Services	6.7
Health Care	4.7
Energy	1.0
Repurchase Agreements	3.2
Net Other Assets (Liabilities)Footnote Reference^	1.7
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Waste Connections, Inc.	4.2%
Constellation Software, Inc.	4.2
Liberty Media Corp. - Liberty Formula One, Class C	3.8
Keyence Corp.	3.7
Linde PLC	3.7
Ferrari NV	3.6
Sika AG	3.3
Coupang, Inc.	3.2
AIA Group Ltd.	3.1
Adyen NV	3.1

Transamerica International Focus

Class R6

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective as of the close of business on October 25, 2024, Epoch Investment Partners, Inc. was terminated as the sub-adviser of the fund and Sands Capital Management, LLC (“Sands Capital”) was approved as the fund’s interim sub-adviser. Sands Capital was approved as the continuing sub-adviser of the fund on December 12, 2024. In connection with the change to Sands Capital as interim sub-adviser, effective as of the close of business on October 25, 2024, the following occurred:

• the fund’s principal investment strategies were revised;

• the Fund’s principal risks were revised to add Real Estate Securities risk; Real Estate Investment Trusts risk; and Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations risk;

• Transamerica Asset Management, Inc., the fund’s investment adviser, reduced its management fee schedule for the fund; and

• the Annual Fund Operating Expenses of each class of the fund were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica International Focus

Class R6

Annual Shareholder Report

October 31, 2024

Transamerica International Small Cap Value

Class I

TISVX

October 31, 2024

Fund Overview

Transamerica International Small Cap Value (the "Fund") seeks maximum long-term total return. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$122	1.09%

How did the Fund perform last year and what affected its performance?

The period was characterized by signs of moderating inflation, and central banks transitioning away from restrictive monetary policies as a result. This backdrop, paired with Artificial Intelligence-related optimism, sent stocks higher. Holdings in Europe contributed most to relative results among regions. Dutch wealth manager Van Lanschot Kempen NV and Swiss online financial service company Swissquote Group Holding SA were important contributors within Europe. Positive stock selection within industrials and financials were most impactful at the sector level. Industrial examples included: Japanese door and shutter company Sanwa Holdings Corp. and Norwegian defense company Kongsberg Gruppen ASA. Our non-index exposure in emerging markets detracted most from relative regional performance. Among emerging markets holdings, Value Added Technology Co. Ltd., a dental imaging equipment company in South Korea, was the largest individual detractor. Despite a rise in selling, general and administrative expenses that lowered near-term profitability, we expect costs to normalize and the company to continue being a global leader in dental x-ray imaging. Health-care holdings detracted most among sectors. German plastic and glass manufacturer Gerresheimer AG issued a profit warning due to slow vial demand and flooding at its Morganton, North Carolina plant caused by Hurricane Helene. Despite these headwinds, we believe the company’s inventory issues will be resolved over a reasonable time horizon.

Transamerica International Small Cap Value

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	MSCI EAFE Index	MSCI EAFE Small Cap Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$9,890	$10,137	$10,026
12/31/2014	$9,825	$9,789	$9,973
1/31/2015	$9,807	$9,837	$9,990
2/28/2015	$10,380	$10,427	$10,639
3/31/2015	$10,423	$10,278	$10,536
4/30/2015	$11,047	$10,706	$11,024
5/31/2015	$11,056	$10,663	$11,148
6/30/2015	$10,934	$10,364	$11,010
7/31/2015	$11,212	$10,580	$11,105
8/31/2015	$10,692	$9,803	$10,618
9/30/2015	$10,362	$9,308	$10,264
10/31/2015	$10,752	$10,037	$10,879
11/30/2015	$10,570	$9,882	$10,883
12/31/2015	$10,605	$9,750	$10,965
1/31/2016	$10,062	$9,046	$10,103
2/29/2016	$9,952	$8,884	$10,092
3/31/2016	$10,550	$9,469	$10,908
4/30/2016	$10,467	$9,754	$11,165
5/31/2016	$10,633	$9,677	$11,233
6/30/2016	$10,053	$9,357	$10,644
7/31/2016	$10,605	$9,832	$11,298
8/31/2016	$10,458	$9,840	$11,232
9/30/2016	$10,651	$9,965	$11,571
10/31/2016	$10,486	$9,762	$11,244
11/30/2016	$10,209	$9,569	$10,930
12/31/2016	$10,515	$9,898	$11,245
1/31/2017	$10,714	$10,185	$11,643
2/28/2017	$11,008	$10,333	$11,905
3/31/2017	$11,264	$10,629	$12,152
4/30/2017	$11,690	$10,907	$12,679
5/31/2017	$12,069	$11,322	$13,159
6/30/2017	$12,126	$11,306	$13,161
7/31/2017	$12,524	$11,632	$13,640
8/31/2017	$12,656	$11,630	$13,753
9/30/2017	$12,931	$11,924	$14,151
10/31/2017	$12,950	$12,106	$14,391
11/30/2017	$13,329	$12,234	$14,619
12/31/2017	$13,720	$12,433	$15,012
1/31/2018	$14,335	$13,057	$15,780
2/28/2018	$13,808	$12,470	$15,222
3/31/2018	$13,808	$12,257	$15,060
4/30/2018	$13,964	$12,551	$15,275
5/31/2018	$13,925	$12,285	$15,141
6/30/2018	$13,681	$12,139	$14,852
7/31/2018	$13,729	$12,439	$14,951
8/31/2018	$13,495	$12,200	$14,833
9/30/2018	$13,476	$12,311	$14,732
10/31/2018	$12,147	$11,332	$13,315
11/30/2018	$12,050	$11,319	$13,222
12/31/2018	$11,489	$10,772	$12,372
1/31/2019	$12,188	$11,482	$13,370
2/28/2019	$12,411	$11,776	$13,671
3/31/2019	$12,347	$11,863	$13,703
4/30/2019	$12,728	$12,208	$14,125
5/31/2019	$11,955	$11,639	$13,392
6/30/2019	$12,633	$12,334	$13,966
7/31/2019	$12,495	$12,178	$13,869
8/31/2019	$12,421	$11,865	$13,528
9/30/2019	$12,739	$12,210	$13,915
10/31/2019	$13,342	$12,650	$14,549
11/30/2019	$13,692	$12,795	$14,872
12/31/2019	$14,417	$13,213	$15,524
1/31/2020	$14,049	$12,938	$15,075
2/29/2020	$12,762	$11,770	$13,598
3/31/2020	$10,437	$10,211	$11,263
4/30/2020	$11,389	$10,879	$12,439
5/31/2020	$12,059	$11,360	$13,333
6/30/2020	$12,373	$11,751	$13,520
7/31/2020	$12,643	$12,027	$13,977
8/31/2020	$13,379	$12,647	$15,022
9/30/2020	$13,379	$12,324	$14,917
10/31/2020	$12,914	$11,833	$14,400
11/30/2020	$14,839	$13,669	$16,380
12/31/2020	$15,703	$14,307	$17,503
1/31/2021	$15,506	$14,156	$17,440
2/28/2021	$16,042	$14,475	$17,903
3/31/2021	$16,719	$14,822	$18,307
4/30/2021	$17,429	$15,280	$19,052
5/31/2021	$17,845	$15,793	$19,446
6/30/2021	$17,342	$15,619	$19,129
7/31/2021	$17,725	$15,739	$19,457
8/31/2021	$18,380	$16,018	$20,020
9/30/2021	$17,517	$15,565	$19,313
10/31/2021	$17,812	$15,951	$19,619
11/30/2021	$16,730	$15,211	$18,525
12/31/2021	$17,640	$15,991	$19,337
1/31/2022	$16,596	$15,220	$17,923
2/28/2022	$16,085	$14,952	$17,698
3/31/2022	$15,608	$15,066	$17,707
4/30/2022	$14,586	$14,104	$16,504
5/31/2022	$14,984	$14,230	$16,402
6/30/2022	$13,395	$12,912	$14,608
7/31/2022	$14,348	$13,557	$15,576
8/31/2022	$13,349	$12,915	$14,888
9/30/2022	$11,964	$11,712	$13,184
10/31/2022	$12,783	$12,343	$13,743
11/30/2022	$14,499	$13,736	$15,108
12/31/2022	$14,582	$13,750	$15,273
1/31/2023	$15,900	$14,866	$16,415
2/28/2023	$15,783	$14,557	$16,061
3/31/2023	$16,124	$14,936	$16,044
4/30/2023	$16,312	$15,373	$16,380
5/31/2023	$15,571	$14,743	$15,713
6/30/2023	$16,124	$15,418	$16,173
7/31/2023	$16,877	$15,919	$16,892
8/31/2023	$16,265	$15,311	$16,333
9/30/2023	$15,524	$14,794	$15,620
10/31/2023	$14,771	$14,196	$14,703
11/30/2023	$16,112	$15,516	$16,185
12/31/2023	$17,112	$16,343	$17,368
1/31/2024	$16,954	$16,438	$17,084
2/29/2024	$17,572	$16,741	$17,152
3/31/2024	$18,118	$17,311	$17,805
4/30/2024	$17,694	$16,886	$17,289
5/31/2024	$18,712	$17,562	$18,056
6/30/2024	$18,118	$17,282	$17,515
7/31/2024	$19,161	$17,791	$18,517
8/31/2024	$19,525	$18,372	$18,887
9/30/2024	$19,634	$18,549	$19,381
10/31/2024	$18,397	$17,543	$18,168

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I	24.55%	6.64%	6.29%
MSCI EAFE IndexFootnote Reference(a)	23.58%	6.76%	5.78%
MSCI EAFE Small Cap IndexFootnote Reference(b)	23.56%	4.54%	6.15%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	MSCI EAFE Small Cap Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$771,910,908
Number of Portfolio Holdings	114
Portfolio Turnover Rate	15%
Total Advisory Fees Paid (net of waivers and reimbursements)	$6,711,968

Transamerica International Small Cap Value

Class I

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	31.6%
United Kingdom	16.0
France	5.6
Norway	5.0
Netherlands	5.0
Germany	4.9
Australia	4.9
Belgium	3.6
Italy	3.0
Spain	2.9

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	26.9%
Financials	18.6
Consumer Discretionary	13.1
Information Technology	9.1
Communication Services	6.3
Consumer Staples	6.2
Health Care	5.8
Materials	4.9
Energy	4.9
Real Estate	2.6
Other Investment Company	2.5
Repurchase Agreements	0.9
Net Other Assets (Liabilities)Footnote Reference^	(1.8)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Sanwa Holdings Corp.	3.0%
Swissquote Group Holding SA	2.6
Van Lanschot Kempen NV	2.4
Bank of Ireland Group PLC	2.1
Capcom Co. Ltd.	2.0
Barratt Redrow PLC	1.9
Logista Integral SA	1.8
D'ieteren Group	1.8
Elis SA	1.7
Bellway PLC	1.7

Transamerica International Small Cap Value

Class I

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, at transamerica.com/investments/mutual-fund-prospectus, as supplemented, or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on August 30, 2024:

· Transamerica Asset Management, Inc., the Fund’s investment adviser, reduced its management fee schedule for the Fund; and

· the Annual Fund Operating Expenses of each class of the Fund were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica International Small Cap Value

Class I

Annual Shareholder Report

October 31, 2024

Transamerica International Small Cap Value

Class I2

Ticker: N/A

October 31, 2024

Fund Overview

Transamerica International Small Cap Value (the "Fund") seeks maximum long-term total return. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$111	0.99%

How did the Fund perform last year and what affected its performance?

The period was characterized by signs of moderating inflation, and central banks transitioning away from restrictive monetary policies as a result. This backdrop, paired with Artificial Intelligence-related optimism, sent stocks higher. Holdings in Europe contributed most to relative results among regions. Dutch wealth manager Van Lanschot Kempen NV and Swiss online financial service company Swissquote Group Holding SA were important contributors within Europe. Positive stock selection within industrials and financials were most impactful at the sector level. Industrial examples included: Japanese door and shutter company Sanwa Holdings Corp. and Norwegian defense company Kongsberg Gruppen ASA. Our non-index exposure in emerging markets detracted most from relative regional performance. Among emerging markets holdings, Value Added Technology Co. Ltd., a dental imaging equipment company in South Korea, was the largest individual detractor. Despite a rise in selling, general and administrative expenses that lowered near-term profitability, we expect costs to normalize and the company to continue being a global leader in dental x-ray imaging. Health-care holdings detracted most among sectors. German plastic and glass manufacturer Gerresheimer AG issued a profit warning due to slow vial demand and flooding at its Morganton, North Carolina plant caused by Hurricane Helene. Despite these headwinds, we believe the company’s inventory issues will be resolved over a reasonable time horizon.

Transamerica International Small Cap Value

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	MSCI EAFE Index	MSCI EAFE Small Cap Index
10/31/2014	$10,000	$10,000	$10,000
11/30/2014	$9,898	$10,137	$10,026
12/31/2014	$9,829	$9,789	$9,973
1/31/2015	$9,811	$9,837	$9,990
2/28/2015	$10,392	$10,427	$10,639
3/31/2015	$10,427	$10,278	$10,536
4/30/2015	$11,051	$10,706	$11,024
5/31/2015	$11,059	$10,663	$11,148
6/30/2015	$10,947	$10,364	$11,010
7/31/2015	$11,224	$10,580	$11,105
8/31/2015	$10,704	$9,803	$10,618
9/30/2015	$10,375	$9,308	$10,264
10/31/2015	$10,773	$10,037	$10,879
11/30/2015	$10,583	$9,882	$10,883
12/31/2015	$10,627	$9,750	$10,965
1/31/2016	$10,074	$9,046	$10,103
2/29/2016	$9,964	$8,884	$10,092
3/31/2016	$10,572	$9,469	$10,908
4/30/2016	$10,489	$9,754	$11,165
5/31/2016	$10,655	$9,677	$11,233
6/30/2016	$10,074	$9,357	$10,644
7/31/2016	$10,627	$9,832	$11,298
8/31/2016	$10,480	$9,840	$11,232
9/30/2016	$10,673	$9,965	$11,571
10/31/2016	$10,516	$9,762	$11,244
11/30/2016	$10,240	$9,569	$10,930
12/31/2016	$10,539	$9,898	$11,245
1/31/2017	$10,748	$10,185	$11,643
2/28/2017	$11,042	$10,333	$11,905
3/31/2017	$11,298	$10,629	$12,152
4/30/2017	$11,725	$10,907	$12,679
5/31/2017	$12,114	$11,322	$13,159
6/30/2017	$12,170	$11,306	$13,161
7/31/2017	$12,569	$11,632	$13,640
8/31/2017	$12,702	$11,630	$13,753
9/30/2017	$12,977	$11,924	$14,151
10/31/2017	$12,996	$12,106	$14,391
11/30/2017	$13,375	$12,234	$14,619
12/31/2017	$13,768	$12,433	$15,012
1/31/2018	$14,384	$13,057	$15,780
2/28/2018	$13,866	$12,470	$15,222
3/31/2018	$13,866	$12,257	$15,060
4/30/2018	$14,013	$12,551	$15,275
5/31/2018	$13,983	$12,285	$15,141
6/30/2018	$13,729	$12,139	$14,852
7/31/2018	$13,778	$12,439	$14,951
8/31/2018	$13,553	$12,200	$14,833
9/30/2018	$13,533	$12,311	$14,732
10/31/2018	$12,202	$11,332	$13,315
11/30/2018	$12,104	$11,319	$13,222
12/31/2018	$11,538	$10,772	$12,372
1/31/2019	$12,239	$11,482	$13,370
2/28/2019	$12,473	$11,776	$13,671
3/31/2019	$12,398	$11,863	$13,703
4/30/2019	$12,791	$12,208	$14,125
5/31/2019	$12,016	$11,639	$13,392
6/30/2019	$12,696	$12,334	$13,966
7/31/2019	$12,558	$12,178	$13,869
8/31/2019	$12,483	$11,865	$13,528
9/30/2019	$12,813	$12,210	$13,915
10/31/2019	$13,418	$12,650	$14,549
11/30/2019	$13,769	$12,795	$14,872
12/31/2019	$14,495	$13,213	$15,524
1/31/2020	$14,126	$12,938	$15,075
2/29/2020	$12,833	$11,770	$13,598
3/31/2020	$10,508	$10,211	$11,263
4/30/2020	$11,453	$10,879	$12,439
5/31/2020	$12,137	$11,360	$13,333
6/30/2020	$12,453	$11,751	$13,520
7/31/2020	$12,724	$12,027	$13,977
8/31/2020	$13,463	$12,647	$15,022
9/30/2020	$13,463	$12,324	$14,917
10/31/2020	$12,996	$11,833	$14,400
11/30/2020	$14,941	$13,669	$16,380
12/31/2020	$15,809	$14,307	$17,503
1/31/2021	$15,611	$14,156	$17,440
2/28/2021	$16,150	$14,475	$17,903
3/31/2021	$16,831	$14,822	$18,307
4/30/2021	$17,556	$15,280	$19,052
5/31/2021	$17,973	$15,793	$19,446
6/30/2021	$17,468	$15,619	$19,129
7/31/2021	$17,864	$15,739	$19,457
8/31/2021	$18,512	$16,018	$20,020
9/30/2021	$17,644	$15,565	$19,313
10/31/2021	$17,951	$15,951	$19,619
11/30/2021	$16,864	$15,211	$18,525
12/31/2021	$17,784	$15,991	$19,337
1/31/2022	$16,722	$15,220	$17,923
2/28/2022	$16,219	$14,952	$17,698
3/31/2022	$15,739	$15,066	$17,707
4/30/2022	$14,689	$14,104	$16,504
5/31/2022	$15,088	$14,230	$16,402
6/30/2022	$13,489	$12,912	$14,608
7/31/2022	$14,449	$13,557	$15,576
8/31/2022	$13,455	$12,915	$14,888
9/30/2022	$12,050	$11,712	$13,184
10/31/2022	$12,884	$12,343	$13,743
11/30/2022	$14,620	$13,736	$15,108
12/31/2022	$14,696	$13,750	$15,273
1/31/2023	$16,034	$14,866	$16,415
2/28/2023	$15,904	$14,557	$16,061
3/31/2023	$16,259	$14,936	$16,044
4/30/2023	$16,449	$15,373	$16,380
5/31/2023	$15,703	$14,743	$15,713
6/30/2023	$16,259	$15,418	$16,173
7/31/2023	$17,029	$15,919	$16,892
8/31/2023	$16,413	$15,311	$16,333
9/30/2023	$15,656	$14,794	$15,620
10/31/2023	$14,898	$14,196	$14,703
11/30/2023	$16,248	$15,516	$16,185
12/31/2023	$17,267	$16,343	$17,368
1/31/2024	$17,108	$16,438	$17,084
2/29/2024	$17,731	$16,741	$17,152
3/31/2024	$18,280	$17,311	$17,805
4/30/2024	$17,865	$16,886	$17,289
5/31/2024	$18,891	$17,562	$18,056
6/30/2024	$18,280	$17,282	$17,515
7/31/2024	$19,343	$17,791	$18,517
8/31/2024	$19,721	$18,372	$18,887
9/30/2024	$19,819	$18,549	$19,381
10/31/2024	$18,574	$17,543	$18,168

Average Annual Total Returns

	1 Year	5 Years	10 Years
Class I2	24.67%	6.72%	6.39%
MSCI EAFE IndexFootnote Reference(a)	23.58%	6.76%	5.78%
MSCI EAFE Small Cap IndexFootnote Reference(b)	23.56%	4.54%	6.15%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	MSCI EAFE Small Cap Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$771,910,908
Number of Portfolio Holdings	114
Portfolio Turnover Rate	15%
Total Advisory Fees Paid (net of waivers and reimbursements)	$6,711,968

Transamerica International Small Cap Value

Class I2

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	31.6%
United Kingdom	16.0
France	5.6
Norway	5.0
Netherlands	5.0
Germany	4.9
Australia	4.9
Belgium	3.6
Italy	3.0
Spain	2.9

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	26.9%
Financials	18.6
Consumer Discretionary	13.1
Information Technology	9.1
Communication Services	6.3
Consumer Staples	6.2
Health Care	5.8
Materials	4.9
Energy	4.9
Real Estate	2.6
Other Investment Company	2.5
Repurchase Agreements	0.9
Net Other Assets (Liabilities)Footnote Reference^	(1.8)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Sanwa Holdings Corp.	3.0%
Swissquote Group Holding SA	2.6
Van Lanschot Kempen NV	2.4
Bank of Ireland Group PLC	2.1
Capcom Co. Ltd.	2.0
Barratt Redrow PLC	1.9
Logista Integral SA	1.8
D'ieteren Group	1.8
Elis SA	1.7
Bellway PLC	1.7

Transamerica International Small Cap Value

Class I2

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, at transamerica.com/investments/mutual-fund-prospectus, as supplemented, or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on August 30, 2024:

· Transamerica Asset Management, Inc., the Fund’s investment adviser, reduced its management fee schedule for the Fund; and

· the Annual Fund Operating Expenses of each class of the Fund were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica International Small Cap Value

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica International Small Cap Value

Class R6

TSLSX

October 31, 2024

Fund Overview

Transamerica International Small Cap Value (the "Fund") seeks maximum long-term total return. This annual shareholder report contains important information for the period of May 31, 2024 (Class R6 commencement of operations) to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$46Footnote Reference*	0.98%Footnote Reference†
Footnote	Description
Footnote*	Expenses shown are for the period May 31, 2024 through October 31, 2024 and would be higher for a full twelve-month reporting period.
Footnote†	Annualized

How did the Fund perform last year and what affected its performance?

The period was characterized by signs of moderating inflation, and central banks transitioning away from restrictive monetary policies as a result. This backdrop, paired with Artificial Intelligence-related optimism, sent stocks higher. Holdings in Europe contributed most to relative results among regions. Dutch wealth manager Van Lanschot Kempen NV and Swiss online financial service company Swissquote Group Holding SA were important contributors within Europe. Positive stock selection within industrials and financials were most impactful at the sector level. Industrial examples included: Japanese door and shutter company Sanwa Holdings Corp. and Norwegian defense company Kongsberg Gruppen ASA. Our non-index exposure in emerging markets detracted most from relative regional performance. Among emerging markets holdings, Value Added Technology Co. Ltd., a dental imaging equipment company in South Korea, was the largest individual detractor. Despite a rise in selling, general and administrative expenses that lowered near-term profitability, we expect costs to normalize and the company to continue being a global leader in dental x-ray imaging. Health-care holdings detracted most among sectors. German plastic and glass manufacturer Gerresheimer AG issued a profit warning due to slow vial demand and flooding at its Morganton, North Carolina plant caused by Hurricane Helene. Despite these headwinds, we believe the company’s inventory issues will be resolved over a reasonable time horizon.

Transamerica International Small Cap Value

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	MSCI EAFE Index	MSCI EAFE Small Cap Index
5/31/2024	$10,098	$10,069	$10,081
6/30/2024	$9,772	$9,909	$9,779
7/31/2024	$10,333	$10,201	$10,338
8/31/2024	$10,535	$10,534	$10,545
9/30/2024	$10,594	$10,635	$10,821
10/31/2024	$9,928	$10,058	$10,143

Average Annual Total Returns

10 Years or Since Inception 5/31/24
Class R6	(0.72%)
MSCI EAFE IndexFootnote Reference(a)	0.58%
MSCI EAFE Small Cap IndexFootnote Reference(b)	1.43%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	MSCI EAFE Small Cap Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$771,910,908
Number of Portfolio Holdings	114
Portfolio Turnover Rate	15%
Total Advisory Fees Paid (net of waivers and reimbursements)	$6,711,968

Transamerica International Small Cap Value

Class R6

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	31.6%
United Kingdom	16.0
France	5.6
Norway	5.0
Netherlands	5.0
Germany	4.9
Australia	4.9
Belgium	3.6
Italy	3.0
Spain	2.9

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	26.9%
Financials	18.6
Consumer Discretionary	13.1
Information Technology	9.1
Communication Services	6.3
Consumer Staples	6.2
Health Care	5.8
Materials	4.9
Energy	4.9
Real Estate	2.6
Other Investment Company	2.5
Repurchase Agreements	0.9
Net Other Assets (Liabilities)Footnote Reference^	(1.8)
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Sanwa Holdings Corp.	3.0%
Swissquote Group Holding SA	2.6
Van Lanschot Kempen NV	2.4
Bank of Ireland Group PLC	2.1
Capcom Co. Ltd.	2.0
Barratt Redrow PLC	1.9
Logista Integral SA	1.8
D'ieteren Group	1.8
Elis SA	1.7
Bellway PLC	1.7

Transamerica International Small Cap Value

Class R6

Material Fund Changes

This is a summary of certain changes to the Fund since May 31, 2024. For more complete information, you may review the Fund's prospectus, at transamerica.com/investments/mutual-fund-prospectus, as supplemented, or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on August 30, 2024:

· Transamerica Asset Management, Inc., the Fund’s investment adviser, reduced its management fee schedule for the Fund; and

· the Annual Fund Operating Expenses of each class of the Fund were restated to reflect the new management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica International Small Cap Value

Class R6

Annual Shareholder Report

October 31, 2024

Transamerica International Stock

Class A

TIHAX

October 31, 2024

Fund Overview

Transamerica International Stock (the "Fund") seeks capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$129	1.14%

How did the Fund perform last year and what affected its performance?

Stock selection in Japan and the United Kingdom and an overweight to Japan contributed to performance, while stock selection within Germany detracted. From a sector perspective, stock selection within financials and health care contributed most, while selection in communication services detracted.

Top stock-level contributors included Rolls-Royce Holdings PLC (“Rolls-Royce”), an aero-engine manufacturing business, and 3i Group PLC (“3i Group”), a UK-based private equity and investment company. Rolls-Royce benefited from strong engine flying activity, increased defense spending, recovery in travel, and stronger demand for power as well as large jet turbines despite industry-wide supply chain challenges. 3i Group benefited from its stake in discount retailer Action as it continued its rapid expansion in Europe, and delivered a substantial payout to shareholders.

The largest stock-level detractors included Nippon Telegraph & Telephone Corp. (“NTT”), a Japanese telecom company, and Stellantis NV (“Stellantis”), an automaker based in the Netherlands. NTT was hurt by intensifying competition, struggles in its mobile business, and input cost inflation. Stellantis experienced weaker-than-expected retail sales and lost market share due to recalls, and inventory management issues also detracted from performance.

Over the period, the sub-adviser managed the Fund in line with its behavioral-based philosophy of seeking underappreciated growth, as evidenced by the Fund’s higher recent earnings growth and more attractive valuations (as measured by characteristics like earnings-to-price ratio) relative to its benchmark. The sub-adviser seeks to combine quantitative tools and fundamental research to implement the strategy and marry that with a disciplined approach to portfolio construction, with the goal of delivering consistent excess returns relative to the Fund’s benchmark.

Transamerica International Stock

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	MSCI EAFE Index
9/28/2018	$9,452	$10,000
9/30/2018	$9,452	$9,938
10/31/2018	$8,686	$9,148
11/30/2018	$8,497	$9,138
12/31/2018	$7,978	$8,696
1/31/2019	$8,650	$9,269
2/28/2019	$8,773	$9,506
3/31/2019	$8,773	$9,577
4/30/2019	$8,962	$9,855
5/31/2019	$8,470	$9,396
6/30/2019	$8,971	$9,956
7/31/2019	$8,744	$9,831
8/31/2019	$8,564	$9,578
9/30/2019	$8,792	$9,857
10/31/2019	$9,085	$10,212
11/30/2019	$9,151	$10,329
12/31/2019	$9,388	$10,666
1/31/2020	$9,198	$10,444
2/29/2020	$8,470	$9,502
3/31/2020	$7,202	$8,243
4/30/2020	$7,637	$8,782
5/31/2020	$7,921	$9,170
6/30/2020	$8,224	$9,486
7/31/2020	$8,441	$9,709
8/31/2020	$8,744	$10,209
9/30/2020	$8,527	$9,949
10/31/2020	$8,158	$9,552
11/30/2020	$9,255	$11,034
12/31/2020	$9,678	$11,549
1/31/2021	$9,621	$11,427
2/28/2021	$9,946	$11,685
3/31/2021	$10,415	$11,965
4/30/2021	$10,731	$12,335
5/31/2021	$11,124	$12,749
6/30/2021	$10,961	$12,609
7/31/2021	$11,066	$12,705
8/31/2021	$11,334	$12,930
9/30/2021	$11,028	$12,565
10/31/2021	$11,267	$12,877
11/30/2021	$10,722	$12,279
12/31/2021	$11,362	$12,909
1/31/2022	$11,154	$12,286
2/28/2022	$10,915	$12,070
3/31/2022	$10,957	$12,162
4/30/2022	$10,322	$11,385
5/31/2022	$10,561	$11,487
6/30/2022	$9,500	$10,423
7/31/2022	$9,999	$10,944
8/31/2022	$9,417	$10,425
9/30/2022	$8,543	$9,455
10/31/2022	$9,084	$9,964
11/30/2022	$10,249	$11,088
12/31/2022	$10,100	$11,100
1/31/2023	$10,887	$12,000
2/28/2023	$10,664	$11,751
3/31/2023	$10,887	$12,057
4/30/2023	$11,132	$12,410
5/31/2023	$10,749	$11,901
6/30/2023	$11,324	$12,446
7/31/2023	$11,611	$12,850
8/31/2023	$11,313	$12,360
9/30/2023	$10,972	$11,943
10/31/2023	$10,600	$11,460
11/30/2023	$11,504	$12,525
12/31/2023	$12,041	$13,193
1/31/2024	$12,172	$13,270
2/29/2024	$12,600	$13,515
3/31/2024	$13,160	$13,975
4/30/2024	$12,864	$13,632
5/31/2024	$13,676	$14,177
6/30/2024	$13,336	$13,951
7/31/2024	$13,698	$14,362
8/31/2024	$14,060	$14,831
9/30/2024	$13,951	$14,974
10/31/2024	$13,402	$14,162

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 9/28/18
Class A with Load	19.48%	6.87%	4.92%
Class A	26.43%	8.09%	5.90%
MSCI EAFE IndexFootnote Reference(a)	23.58%	6.76%	5.88%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$356,096,078
Number of Portfolio Holdings	143
Portfolio Turnover Rate	34%
Total Advisory Fees Paid (net of waivers and reimbursements)	$2,026,917

Transamerica International Stock

Class A

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	25.9%
United Kingdom	18.4
France	8.3
Switzerland	7.6
Germany	7.4
Netherlands	5.3
Spain	4.3
Denmark	4.0
Australia	3.7
Italy	2.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	22.2%
Industrials	14.4
Health Care	13.9
Information Technology	10.9
Consumer Discretionary	8.7
Consumer Staples	6.7
Communication Services	5.5
Utilities	4.2
Materials	4.1
Real Estate	2.7
Energy	2.4
Repurchase Agreements	2.8
Preferred Stocks	1.0
Other Investment Company	0.3
Net Other Assets (Liabilities)Footnote Reference^	0.2
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Novo Nordisk AS, Class B	2.6%
ASML Holding NV	2.1
SAP SE	2.0
Sumitomo Mitsui Financial Group, Inc.	1.7
3i Group PLC	1.7
Banco Santander SA	1.7
DBS Group Holdings Ltd.	1.6
HSBC Holdings PLC	1.6
Teva Pharmaceutical Industries Ltd.	1.6
Barclays PLC	1.6

Transamerica International Stock

Class A

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on March 28, 2024, the Annual Fund Operating Expenses of Class A of the Fund were restated to reflect a decrease in Other Expenses based on estimates for the then current fiscal year.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica International Stock

Class A

Annual Shareholder Report

October 31, 2024

Transamerica International Stock

Class I

TIHBX

October 31, 2024

Fund Overview

Transamerica International Stock (the "Fund") seeks capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$96	0.85%

How did the Fund perform last year and what affected its performance?

Stock selection in Japan and the United Kingdom and an overweight to Japan contributed to performance, while stock selection within Germany detracted. From a sector perspective, stock selection within financials and health care contributed most, while selection in communication services detracted.

Top stock-level contributors included Rolls-Royce Holdings PLC (“Rolls-Royce”), an aero-engine manufacturing business, and 3i Group PLC (“3i Group”), a UK-based private equity and investment company. Rolls-Royce benefited from strong engine flying activity, increased defense spending, recovery in travel, and stronger demand for power as well as large jet turbines despite industry-wide supply chain challenges. 3i Group benefited from its stake in discount retailer Action as it continued its rapid expansion in Europe, and delivered a substantial payout to shareholders.

The largest stock-level detractors included Nippon Telegraph & Telephone Corp. (“NTT”), a Japanese telecom company, and Stellantis NV (“Stellantis”), an automaker based in the Netherlands. NTT was hurt by intensifying competition, struggles in its mobile business, and input cost inflation. Stellantis experienced weaker-than-expected retail sales and lost market share due to recalls, and inventory management issues also detracted from performance.

Over the period, the sub-adviser managed the Fund in line with its behavioral-based philosophy of seeking underappreciated growth, as evidenced by the Fund’s higher recent earnings growth and more attractive valuations (as measured by characteristics like earnings-to-price ratio) relative to its benchmark. The sub-adviser seeks to combine quantitative tools and fundamental research to implement the strategy and marry that with a disciplined approach to portfolio construction, with the goal of delivering consistent excess returns relative to the Fund’s benchmark.

Transamerica International Stock

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	MSCI EAFE Index
9/28/2018	$10,000	$10,000
9/30/2018	$10,000	$9,938
10/31/2018	$9,190	$9,148
11/30/2018	$8,990	$9,138
12/31/2018	$8,440	$8,696
1/31/2019	$9,161	$9,269
2/28/2019	$9,291	$9,506
3/31/2019	$9,291	$9,577
4/30/2019	$9,492	$9,855
5/31/2019	$8,981	$9,396
6/30/2019	$9,512	$9,956
7/31/2019	$9,271	$9,831
8/31/2019	$9,081	$9,578
9/30/2019	$9,332	$9,857
10/31/2019	$9,632	$10,212
11/30/2019	$9,712	$10,329
12/31/2019	$9,964	$10,666
1/31/2020	$9,773	$10,444
2/29/2020	$9,001	$9,502
3/31/2020	$7,648	$8,243
4/30/2020	$8,109	$8,782
5/31/2020	$8,420	$9,170
6/30/2020	$8,741	$9,486
7/31/2020	$8,971	$9,709
8/31/2020	$9,302	$10,209
9/30/2020	$9,062	$9,949
10/31/2020	$8,671	$9,552
11/30/2020	$9,843	$11,034
12/31/2020	$10,303	$11,549
1/31/2021	$10,232	$11,427
2/28/2021	$10,588	$11,685
3/31/2021	$11,096	$11,965
4/30/2021	$11,431	$12,335
5/31/2021	$11,847	$12,749
6/30/2021	$11,675	$12,609
7/31/2021	$11,797	$12,705
8/31/2021	$12,081	$12,930
9/30/2021	$11,756	$12,565
10/31/2021	$12,020	$12,877
11/30/2021	$11,441	$12,279
12/31/2021	$12,120	$12,909
1/31/2022	$11,910	$12,286
2/28/2022	$11,644	$12,070
3/31/2022	$11,689	$12,162
4/30/2022	$11,047	$11,385
5/31/2022	$11,301	$11,487
6/30/2022	$10,172	$10,423
7/31/2022	$10,704	$10,944
8/31/2022	$10,084	$10,425
9/30/2022	$9,154	$9,455
10/31/2022	$9,734	$9,964
11/30/2022	$10,989	$11,088
12/31/2022	$10,822	$11,100
1/31/2023	$11,664	$12,000
2/28/2023	$11,437	$11,751
3/31/2023	$11,676	$12,057
4/30/2023	$11,938	$12,410
5/31/2023	$11,516	$11,901
6/30/2023	$12,131	$12,446
7/31/2023	$12,438	$12,850
8/31/2023	$12,131	$12,360
9/30/2023	$11,767	$11,943
10/31/2023	$11,369	$11,460
11/30/2023	$12,347	$12,525
12/31/2023	$12,919	$13,193
1/31/2024	$13,061	$13,270
2/29/2024	$13,531	$13,515
3/31/2024	$14,130	$13,975
4/30/2024	$13,813	$13,632
5/31/2024	$14,695	$14,177
6/30/2024	$14,330	$13,951
7/31/2024	$14,730	$14,362
8/31/2024	$15,106	$14,831
9/30/2024	$15,000	$14,974
10/31/2024	$14,412	$14,162

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 9/28/18
Class I	26.77%	8.39%	6.18%
MSCI EAFE IndexFootnote Reference(a)	23.58%	6.76%	5.88%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$356,096,078
Number of Portfolio Holdings	143
Portfolio Turnover Rate	34%
Total Advisory Fees Paid (net of waivers and reimbursements)	$2,026,917

Transamerica International Stock

Class I

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	25.9%
United Kingdom	18.4
France	8.3
Switzerland	7.6
Germany	7.4
Netherlands	5.3
Spain	4.3
Denmark	4.0
Australia	3.7
Italy	2.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	22.2%
Industrials	14.4
Health Care	13.9
Information Technology	10.9
Consumer Discretionary	8.7
Consumer Staples	6.7
Communication Services	5.5
Utilities	4.2
Materials	4.1
Real Estate	2.7
Energy	2.4
Repurchase Agreements	2.8
Preferred Stocks	1.0
Other Investment Company	0.3
Net Other Assets (Liabilities)Footnote Reference^	0.2
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Novo Nordisk AS, Class B	2.6%
ASML Holding NV	2.1
SAP SE	2.0
Sumitomo Mitsui Financial Group, Inc.	1.7
3i Group PLC	1.7
Banco Santander SA	1.7
DBS Group Holdings Ltd.	1.6
HSBC Holdings PLC	1.6
Teva Pharmaceutical Industries Ltd.	1.6
Barclays PLC	1.6

Transamerica International Stock

Class I

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's prospectus, at transamerica.com/investments/mutual-fund-prospectus  or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2025.

Effective on August 30, 2024, the Annual Fund Operating Expenses of Class I of the Fund were restated to reflect the agreement of Transamerica Asset Management, Inc., the fund’s investment adviser, to reduce the contractual expense limitation for the class from 1.00% to 0.84%. Effective on March 28, 2024, the Annual Fund Operating Expenses of Class I of the Fund were restated to reflect a decrease in Other Expenses based on estimates for the then current fiscal year.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica International Stock

Class I

Annual Shareholder Report

October 31, 2024

Transamerica International Stock

Class I2

TIHIX

October 31, 2024

Fund Overview

Transamerica International Stock (the "Fund") seeks capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$89	0.78%

How did the Fund perform last year and what affected its performance?

Stock selection in Japan and the United Kingdom and an overweight to Japan contributed to performance, while stock selection within Germany detracted. From a sector perspective, stock selection within financials and health care contributed most, while selection in communication services detracted.

Top stock-level contributors included Rolls-Royce Holdings PLC (“Rolls-Royce”), an aero-engine manufacturing business, and 3i Group PLC (“3i Group”), a UK-based private equity and investment company. Rolls-Royce benefited from strong engine flying activity, increased defense spending, recovery in travel, and stronger demand for power as well as large jet turbines despite industry-wide supply chain challenges. 3i Group benefited from its stake in discount retailer Action as it continued its rapid expansion in Europe, and delivered a substantial payout to shareholders.

The largest stock-level detractors included Nippon Telegraph & Telephone Corp. (“NTT”), a Japanese telecom company, and Stellantis NV (“Stellantis”), an automaker based in the Netherlands. NTT was hurt by intensifying competition, struggles in its mobile business, and input cost inflation. Stellantis experienced weaker-than-expected retail sales and lost market share due to recalls, and inventory management issues also detracted from performance.

Over the period, the sub-adviser managed the Fund in line with its behavioral-based philosophy of seeking underappreciated growth, as evidenced by the Fund’s higher recent earnings growth and more attractive valuations (as measured by characteristics like earnings-to-price ratio) relative to its benchmark. The sub-adviser seeks to combine quantitative tools and fundamental research to implement the strategy and marry that with a disciplined approach to portfolio construction, with the goal of delivering consistent excess returns relative to the Fund’s benchmark.

Transamerica International Stock

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	MSCI EAFE Index
9/28/2018	$10,000	$10,000
9/30/2018	$10,000	$9,938
10/31/2018	$9,190	$9,148
11/30/2018	$8,990	$9,138
12/31/2018	$8,440	$8,696
1/31/2019	$9,161	$9,269
2/28/2019	$9,291	$9,506
3/31/2019	$9,291	$9,577
4/30/2019	$9,492	$9,855
5/31/2019	$8,981	$9,396
6/30/2019	$9,512	$9,956
7/31/2019	$9,271	$9,831
8/31/2019	$9,081	$9,578
9/30/2019	$9,332	$9,857
10/31/2019	$9,632	$10,212
11/30/2019	$9,712	$10,329
12/31/2019	$9,964	$10,666
1/31/2020	$9,774	$10,444
2/29/2020	$8,992	$9,502
3/31/2020	$7,649	$8,243
4/30/2020	$8,110	$8,782
5/31/2020	$8,420	$9,170
6/30/2020	$8,741	$9,486
7/31/2020	$8,972	$9,709
8/31/2020	$9,293	$10,209
9/30/2020	$9,062	$9,949
10/31/2020	$8,671	$9,552
11/30/2020	$9,844	$11,034
12/31/2020	$10,294	$11,549
1/31/2021	$10,233	$11,427
2/28/2021	$10,589	$11,685
3/31/2021	$11,097	$11,965
4/30/2021	$11,432	$12,335
5/31/2021	$11,849	$12,749
6/30/2021	$11,676	$12,609
7/31/2021	$11,798	$12,705
8/31/2021	$12,082	$12,930
9/30/2021	$11,757	$12,565
10/31/2021	$12,021	$12,877
11/30/2021	$11,442	$12,279
12/31/2021	$12,133	$12,909
1/31/2022	$11,922	$12,286
2/28/2022	$11,656	$12,070
3/31/2022	$11,701	$12,162
4/30/2022	$11,036	$11,385
5/31/2022	$11,291	$11,487
6/30/2022	$10,160	$10,423
7/31/2022	$10,692	$10,944
8/31/2022	$10,072	$10,425
9/30/2022	$9,152	$9,455
10/31/2022	$9,728	$9,964
11/30/2022	$10,980	$11,088
12/31/2022	$10,821	$11,100
1/31/2023	$11,663	$12,000
2/28/2023	$11,436	$11,751
3/31/2023	$11,675	$12,057
4/30/2023	$11,948	$12,410
5/31/2023	$11,527	$11,901
6/30/2023	$12,141	$12,446
7/31/2023	$12,460	$12,850
8/31/2023	$12,141	$12,360
9/30/2023	$11,777	$11,943
10/31/2023	$11,379	$11,460
11/30/2023	$12,358	$12,525
12/31/2023	$12,938	$13,193
1/31/2024	$13,079	$13,270
2/29/2024	$13,550	$13,515
3/31/2024	$14,150	$13,975
4/30/2024	$13,833	$13,632
5/31/2024	$14,727	$14,177
6/30/2024	$14,351	$13,951
7/31/2024	$14,751	$14,362
8/31/2024	$15,139	$14,831
9/30/2024	$15,033	$14,974
10/31/2024	$14,445	$14,162

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 9/28/18
Class I2	26.94%	8.44%	6.22%
MSCI EAFE IndexFootnote Reference(a)	23.58%	6.76%	5.88%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$356,096,078
Number of Portfolio Holdings	143
Portfolio Turnover Rate	34%
Total Advisory Fees Paid (net of waivers and reimbursements)	$2,026,917

Transamerica International Stock

Class I2

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	25.9%
United Kingdom	18.4
France	8.3
Switzerland	7.6
Germany	7.4
Netherlands	5.3
Spain	4.3
Denmark	4.0
Australia	3.7
Italy	2.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	22.2%
Industrials	14.4
Health Care	13.9
Information Technology	10.9
Consumer Discretionary	8.7
Consumer Staples	6.7
Communication Services	5.5
Utilities	4.2
Materials	4.1
Real Estate	2.7
Energy	2.4
Repurchase Agreements	2.8
Preferred Stocks	1.0
Other Investment Company	0.3
Net Other Assets (Liabilities)Footnote Reference^	0.2
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Novo Nordisk AS, Class B	2.6%
ASML Holding NV	2.1
SAP SE	2.0
Sumitomo Mitsui Financial Group, Inc.	1.7
3i Group PLC	1.7
Banco Santander SA	1.7
DBS Group Holdings Ltd.	1.6
HSBC Holdings PLC	1.6
Teva Pharmaceutical Industries Ltd.	1.6
Barclays PLC	1.6

Transamerica International Stock

Class I2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica International Stock

Class I2

Annual Shareholder Report

October 31, 2024

Transamerica International Stock

Class R6

TIHJX

October 31, 2024

Fund Overview

Transamerica International Stock (the "Fund") seeks capital appreciation. This annual shareholder report contains important information for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$88	0.78%

How did the Fund perform last year and what affected its performance?

Stock selection in Japan and the United Kingdom and an overweight to Japan contributed to performance, while stock selection within Germany detracted. From a sector perspective, stock selection within financials and health care contributed most, while selection in communication services detracted.

Top stock-level contributors included Rolls-Royce Holdings PLC (“Rolls-Royce”), an aero-engine manufacturing business, and 3i Group PLC (“3i Group”), a UK-based private equity and investment company. Rolls-Royce benefited from strong engine flying activity, increased defense spending, recovery in travel, and stronger demand for power as well as large jet turbines despite industry-wide supply chain challenges. 3i Group benefited from its stake in discount retailer Action as it continued its rapid expansion in Europe, and delivered a substantial payout to shareholders.

The largest stock-level detractors included Nippon Telegraph & Telephone Corp. (“NTT”), a Japanese telecom company, and Stellantis NV (“Stellantis”), an automaker based in the Netherlands. NTT was hurt by intensifying competition, struggles in its mobile business, and input cost inflation. Stellantis experienced weaker-than-expected retail sales and lost market share due to recalls, and inventory management issues also detracted from performance.

Over the period, the sub-adviser managed the Fund in line with its behavioral-based philosophy of seeking underappreciated growth, as evidenced by the Fund’s higher recent earnings growth and more attractive valuations (as measured by characteristics like earnings-to-price ratio) relative to its benchmark. The sub-adviser seeks to combine quantitative tools and fundamental research to implement the strategy and marry that with a disciplined approach to portfolio construction, with the goal of delivering consistent excess returns relative to the Fund’s benchmark.

Transamerica International Stock

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	MSCI EAFE Index
9/28/2018	$10,000	$10,000
9/30/2018	$10,000	$9,938
10/31/2018	$9,190	$9,148
11/30/2018	$8,990	$9,138
12/31/2018	$8,440	$8,696
1/31/2019	$9,161	$9,269
2/28/2019	$9,291	$9,506
3/31/2019	$9,291	$9,577
4/30/2019	$9,492	$9,855
5/31/2019	$8,981	$9,396
6/30/2019	$9,512	$9,956
7/31/2019	$9,271	$9,831
8/31/2019	$9,081	$9,578
9/30/2019	$9,332	$9,857
10/31/2019	$9,632	$10,212
11/30/2019	$9,712	$10,329
12/31/2019	$9,964	$10,666
1/31/2020	$9,773	$10,444
2/29/2020	$9,001	$9,502
3/31/2020	$7,648	$8,243
4/30/2020	$8,109	$8,782
5/31/2020	$8,420	$9,170
6/30/2020	$8,741	$9,486
7/31/2020	$8,971	$9,709
8/31/2020	$9,302	$10,209
9/30/2020	$9,062	$9,949
10/31/2020	$8,671	$9,552
11/30/2020	$9,843	$11,034
12/31/2020	$10,303	$11,549
1/31/2021	$10,232	$11,427
2/28/2021	$10,588	$11,685
3/31/2021	$11,096	$11,965
4/30/2021	$11,431	$12,335
5/31/2021	$11,847	$12,749
6/30/2021	$11,685	$12,609
7/31/2021	$11,797	$12,705
8/31/2021	$12,081	$12,930
9/30/2021	$11,756	$12,565
10/31/2021	$12,020	$12,877
11/30/2021	$11,441	$12,279
12/31/2021	$12,127	$12,909
1/31/2022	$11,916	$12,286
2/28/2022	$11,650	$12,070
3/31/2022	$11,694	$12,162
4/30/2022	$11,029	$11,385
5/31/2022	$11,284	$11,487
6/30/2022	$10,154	$10,423
7/31/2022	$10,686	$10,944
8/31/2022	$10,065	$10,425
9/30/2022	$9,145	$9,455
10/31/2022	$9,721	$9,964
11/30/2022	$10,974	$11,088
12/31/2022	$10,817	$11,100
1/31/2023	$11,659	$12,000
2/28/2023	$11,431	$11,751
3/31/2023	$11,670	$12,057
4/30/2023	$11,932	$12,410
5/31/2023	$11,511	$11,901
6/30/2023	$12,125	$12,446
7/31/2023	$12,444	$12,850
8/31/2023	$12,137	$12,360
9/30/2023	$11,773	$11,943
10/31/2023	$11,375	$11,460
11/30/2023	$12,353	$12,525
12/31/2023	$12,922	$13,193
1/31/2024	$13,075	$13,270
2/29/2024	$13,534	$13,515
3/31/2024	$14,134	$13,975
4/30/2024	$13,828	$13,632
5/31/2024	$14,710	$14,177
6/30/2024	$14,346	$13,951
7/31/2024	$14,746	$14,362
8/31/2024	$15,134	$14,831
9/30/2024	$15,016	$14,974
10/31/2024	$14,428	$14,162

Average Annual Total Returns

	1 Year	5 Years	10 Years or Since Inception 9/28/18
Class R6	26.84%	8.42%	6.20%
MSCI EAFE IndexFootnote Reference(a)	23.58%	6.76%	5.88%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$356,096,078
Number of Portfolio Holdings	143
Portfolio Turnover Rate	34%
Total Advisory Fees Paid (net of waivers and reimbursements)	$2,026,917

Transamerica International Stock

Class R6

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	25.9%
United Kingdom	18.4
France	8.3
Switzerland	7.6
Germany	7.4
Netherlands	5.3
Spain	4.3
Denmark	4.0
Australia	3.7
Italy	2.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	22.2%
Industrials	14.4
Health Care	13.9
Information Technology	10.9
Consumer Discretionary	8.7
Consumer Staples	6.7
Communication Services	5.5
Utilities	4.2
Materials	4.1
Real Estate	2.7
Energy	2.4
Repurchase Agreements	2.8
Preferred Stocks	1.0
Other Investment Company	0.3
Net Other Assets (Liabilities)Footnote Reference^	0.2
Footnote	Description
Footnote^	Net Other Assets (Liabilities) category may include, but is not limited to, repurchase agreements, reverse repurchase agreements, security lending collateral, forward foreign currency contracts, and cash collateral.

Top Holdings (Percentage of Net Assets)

Novo Nordisk AS, Class B	2.6%
ASML Holding NV	2.1
SAP SE	2.0
Sumitomo Mitsui Financial Group, Inc.	1.7
3i Group PLC	1.7
Banco Santander SA	1.7
DBS Group Holdings Ltd.	1.6
HSBC Holdings PLC	1.6
Teva Pharmaceutical Industries Ltd.	1.6
Barclays PLC	1.6

Transamerica International Stock

Class R6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information and other important information can be found on the Fund's website at: transamerica.com/investments/mutual-fund-prospectus or scanning the QR code. The Fund's proxy voting records for the most recent 12 month period end June 30, updated no later than August 31 of each year, is available at transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf.

Householding

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica International Stock

Class R6

(b)	Not Applicable.

Item 2:	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The registrant’s code of ethics is reasonably designed as described in Item 2(b) of Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The registrant has filed this code of ethics as an exhibit hereto pursuant to Item 19(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that Sandra N. Bane, and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) deem either of them an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, (ii) impose upon either of them any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon them as a member of the registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services

		Fiscal Year Ended 10/31 (in thousands)
		2024	2023
(a)	Audit Fees	$1295	$1297
(b)	Audit Related Fees(1)	$99	$102
(c)	Tax Fees(2)	$19	$19
(d)	All Other Fees(3)	$0	$37

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements including review of documents and issuances of consents related to Securities and Exchange Commission Form N-1A filing of the funds comprising the registrant.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the registrant.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company and N-14 merger items.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the registrant’s Audit Committee must pre-approve (i) all audit and non-audit services performed for the registrant by the independent accountant and (ii) all non-audit services performed by the registrant’s independent accountant for the registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the registrant.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the registrant will be subject to the pre-approval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2024 and 2023 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5:	Audit Committee of Listed Registrants.

(a)

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, Kathleen T. Ives, Lauriann C. Kloppenburg, Frederic A. Nelson III, John E. Pelletier, Patricia L. Sawyer and John W. Waechter.

(b)	Not Applicable.

Item 6:	Investments.

(a)	The Schedules of Investments are included within the Financial Statements filed under Item 7(a) of this Form.

(b)	Not Applicable to the registrant.

Item 7	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Balanced II
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Balanced II

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Shares	Value
COMMON STOCKS - 60.1%
Aerospace & Defense - 0.9%
Howmet Aerospace, Inc.	3,790	$ 377,939
Northrop Grumman Corp.	244	124,201
Textron, Inc.	2,370	190,595
TransDigm Group, Inc.	262	341,203
		1,033,938
Air Freight & Logistics - 0.5%
FedEx Corp.	784	214,698
United Parcel Service, Inc., Class B	2,807	376,307
		591,005
Automobile Components - 0.1%
Aptiv PLC (A)	1,237	70,299
Automobiles - 0.8%
Tesla, Inc. (A)	3,507	876,224
Banks - 2.3%
Bank of America Corp.	19,148	800,770
Citigroup, Inc.	3,082	197,772
Fifth Third Bancorp	7,012	306,284
Truist Financial Corp.	8,374	360,501
U.S. Bancorp	5,143	248,458
Wells Fargo & Co.	9,799	636,151
		2,549,936
Beverages - 1.1%
Coca-Cola Co.	7,537	492,241
Monster Beverage Corp. (A)	4,015	211,510
PepsiCo, Inc.	3,207	532,619
		1,236,370
Biotechnology - 1.7%
AbbVie, Inc.	4,662	950,442
Biogen, Inc. (A)	501	87,174
BioMarin Pharmaceutical, Inc. (A)	324	21,349
Neurocrine Biosciences, Inc. (A)	427	51,355
Regeneron Pharmaceuticals, Inc. (A)	391	327,736
Sarepta Therapeutics, Inc. (A)	207	26,082
Vertex Pharmaceuticals, Inc. (A)	858	408,391
		1,872,529
Broadline Retail - 2.4%
Amazon.com, Inc. (A)	14,743	2,748,095
Building Products - 0.9%
Carrier Global Corp.	4,244	308,624
Masco Corp.	2,017	161,178
Trane Technologies PLC	1,626	601,880
		1,071,682
Capital Markets - 1.2%
Ameriprise Financial, Inc.	259	132,168
Charles Schwab Corp.	3,656	258,954
CME Group, Inc.	1,817	409,479
Goldman Sachs Group, Inc.	858	444,264
KKR & Co., Inc.	922	127,457
		1,372,322
	Shares	Value
COMMON STOCKS (continued)
Chemicals - 1.0%
Dow, Inc.	5,386	$ 265,961
Linde PLC	1,260	574,749
LyondellBasell Industries NV, Class A	1,891	164,233
PPG Industries, Inc.	1,129	140,572
		1,145,515
Communications Equipment - 0.2%
Arista Networks, Inc. (A)	190	73,424
Motorola Solutions, Inc.	235	105,597
		179,021
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	192	113,729
Consumer Finance - 0.1%
American Express Co.	328	88,586
Consumer Staples Distribution & Retail - 0.5%
Costco Wholesale Corp.	475	415,236
Target Corp.	651	97,676
		512,912
Distributors - 0.0% (B)
LKQ Corp.	382	14,054
Diversified Telecommunication Services - 0.1%
AT&T, Inc.	4,463	100,596
Electric Utilities - 1.4%
NextEra Energy, Inc.	6,819	540,406
NRG Energy, Inc.	298	26,939
PG&E Corp.	17,371	351,241
Southern Co.	6,724	612,086
		1,530,672
Electrical Equipment - 0.3%
AMETEK, Inc.	241	44,185
Eaton Corp. PLC	731	242,385
		286,570
Electronic Equipment, Instruments & Components - 0.1%
TE Connectivity PLC	432	63,685
Energy Equipment & Services - 0.1%
Baker Hughes Co.	3,800	144,704
Entertainment - 0.2%
Walt Disney Co.	1,300	125,060
Warner Music Group Corp., Class A	2,409	76,992
		202,052
Financial Services - 3.4%
Berkshire Hathaway, Inc., Class B (A)	2,205	994,278
Block, Inc. (A)	974	70,440
Corpay, Inc. (A)	891	293,780
Fidelity National Information Services, Inc.	4,111	368,880
Mastercard, Inc., Class A	2,295	1,146,559
Visa, Inc., Class A	3,369	976,505
		3,850,442
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Food Products - 0.5%
Mondelez International, Inc., Class A	7,588	$ 519,626
Ground Transportation - 0.7%
CSX Corp.	8,053	270,903
Uber Technologies, Inc. (A)	5,669	408,452
Union Pacific Corp.	504	116,963
		796,318
Health Care Equipment & Supplies - 1.2%
Abbott Laboratories	1,146	129,922
Baxter International, Inc.	1,235	44,089
Boston Scientific Corp. (A)	4,088	343,474
Medtronic PLC	3,803	339,418
Stryker Corp.	1,384	493,092
		1,349,995
Health Care Providers & Services - 1.4%
Elevance Health, Inc.	545	221,139
HCA Healthcare, Inc.	225	80,717
Humana, Inc.	405	104,421
McKesson Corp.	183	91,608
UnitedHealth Group, Inc.	1,886	1,064,647
		1,562,532
Health Care REITs - 0.4%
Ventas, Inc.	4,275	279,970
Welltower, Inc.	1,384	186,674
		466,644
Hotels, Restaurants & Leisure - 2.0%
Booking Holdings, Inc.	105	491,006
Chipotle Mexican Grill, Inc. (A)	5,919	330,103
DoorDash, Inc., Class A (A)	335	52,495
Expedia Group, Inc. (A)	1,103	172,410
Hilton Worldwide Holdings, Inc.	1,025	240,721
McDonald's Corp.	1,299	379,451
Royal Caribbean Cruises Ltd.	1,172	241,842
Yum! Brands, Inc.	2,545	333,802
		2,241,830
Household Durables - 0.1%
Lennar Corp., Class A	564	96,049
Household Products - 0.3%
Church & Dwight Co., Inc.	1,693	169,148
Procter & Gamble Co.	924	152,626
		321,774
Independent Power & Renewable Electricity Producers - 0.0% (B)
Vistra Corp.	477	59,606
Industrial Conglomerates - 0.6%
Honeywell International, Inc.	3,122	642,133
Industrial REITs - 0.3%
Prologis, Inc.	3,008	339,723
Insurance - 1.3%
Aon PLC, Class A	828	303,768
Marsh & McLennan Cos., Inc.	454	99,081
	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
MetLife, Inc.	2,504	$ 196,364
Principal Financial Group, Inc.	1,045	86,108
Progressive Corp.	2,020	490,517
Travelers Cos., Inc.	984	242,005
		1,417,843
Interactive Media & Services - 3.9%
Alphabet, Inc., Class A	8,250	1,411,658
Alphabet, Inc., Class C	6,230	1,075,859
Meta Platforms, Inc., Class A	3,406	1,933,177
		4,420,694
IT Services - 0.6%
Accenture PLC, Class A	984	339,303
Cognizant Technology Solutions Corp., Class A	4,232	315,665
		654,968
Life Sciences Tools & Services - 0.8%
Danaher Corp.	1,264	310,514
Thermo Fisher Scientific, Inc.	1,161	634,278
		944,792
Machinery - 0.9%
Deere & Co.	1,205	487,651
Ingersoll Rand, Inc.	1,188	114,048
Otis Worldwide Corp.	3,470	340,754
PACCAR, Inc.	1,095	114,187
		1,056,640
Media - 0.6%
Charter Communications, Inc., Class A (A)	433	141,855
Comcast Corp., Class A	11,294	493,209
Sirius XM Holdings, Inc.	1,761	46,948
		682,012
Metals & Mining - 0.1%
Nucor Corp.	508	72,055
Multi-Utilities - 0.1%
CMS Energy Corp.	2,292	159,546
Oil, Gas & Consumable Fuels - 1.9%
Chevron Corp.	759	112,954
ConocoPhillips	4,959	543,209
Diamondback Energy, Inc.	1,171	206,998
EOG Resources, Inc.	2,435	296,972
EQT Corp.	905	33,069
Exxon Mobil Corp.	8,245	962,851
		2,156,053
Passenger Airlines - 0.1%
Delta Air Lines, Inc.	2,552	146,025
Personal Care Products - 0.2%
Estee Lauder Cos., Inc., Class A	555	38,262
Kenvue, Inc.	6,977	159,982
		198,244
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals - 1.6%
Bristol-Myers Squibb Co.	8,290	$ 462,333
Eli Lilly & Co.	968	803,188
Johnson & Johnson	2,335	373,273
Merck & Co., Inc.	2,021	206,789
		1,845,583
Professional Services - 0.3%
Leidos Holdings, Inc.	1,593	291,774
Residential REITs - 0.1%
Equity LifeStyle Properties, Inc.	1,836	128,740
Semiconductors & Semiconductor Equipment - 7.4%
Advanced Micro Devices, Inc. (A)	2,268	326,751
Analog Devices, Inc.	2,341	522,300
Broadcom, Inc.	4,143	703,357
Lam Research Corp.	3,432	255,169
Marvell Technology, Inc.	473	37,892
Micron Technology, Inc.	3,974	396,009
NVIDIA Corp.	37,113	4,927,122
NXP Semiconductors NV	2,216	519,652
Texas Instruments, Inc.	2,947	598,713
		8,286,965
Software - 5.9%
Adobe, Inc. (A)	239	114,261
Cadence Design Systems, Inc. (A)	383	105,754
Fair Isaac Corp. (A)	35	69,759
Intuit, Inc.	535	326,510
Microsoft Corp.	11,613	4,718,943
Salesforce, Inc.	2,418	704,533
ServiceNow, Inc. (A)	662	617,639
		6,657,399
Specialized REITs - 0.5%
Digital Realty Trust, Inc.	1,540	274,474
Equinix, Inc.	51	46,312
SBA Communications Corp.	974	223,504
		544,290
Specialty Retail - 1.6%
AutoZone, Inc. (A)	146	439,314
Best Buy Co., Inc.	1,507	136,278
Burlington Stores, Inc. (A)	624	154,609
Lowe's Cos., Inc.	2,557	669,499
O'Reilly Automotive, Inc. (A)	68	78,414
Ross Stores, Inc.	2,152	300,677
		1,778,791
Technology Hardware, Storage & Peripherals - 4.7%
Apple, Inc.	20,808	4,700,735
Hewlett Packard Enterprise Co.	6,530	127,270
Seagate Technology Holdings PLC	3,166	317,772
Western Digital Corp. (A)	2,011	131,338
		5,277,115
Textiles, Apparel & Luxury Goods - 0.1%
Lululemon Athletica, Inc. (A)	304	90,562
	Shares	Value
COMMON STOCKS (continued)
Tobacco - 0.3%
Altria Group, Inc.	1,906	$ 103,801
Philip Morris International, Inc.	1,722	228,509
		332,310
Trading Companies & Distributors - 0.1%
United Rentals, Inc.	110	89,408
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc.	719	160,452
Total Common Stocks (Cost $36,090,954)		67,443,429

	Principal	Value
CORPORATE DEBT SECURITIES - 13.7%
Aerospace & Defense - 0.4%
Boeing Co.
3.50%, 03/01/2039	$ 91,000	68,135
6.53%, 05/01/2034 (C)	62,000	65,372
6.86%, 05/01/2054 (C)	43,000	46,134
General Electric Co.
4.13%, 10/09/2042	48,000	40,818
4.50%, 03/11/2044	79,000	70,263
HEICO Corp.
5.35%, 08/01/2033	108,000	108,934
		399,656
Automobile Components - 0.2%
Aptiv PLC/Aptiv Corp.
3.25%, 03/01/2032 (D)	54,000	47,162
ZF North America Capital, Inc.
6.88%, 04/23/2032 (C)	151,000	147,692
		194,854
Automobiles - 0.4%
BMW U.S. Capital LLC
2.80%, 04/11/2026 (C)	65,000	63,380
Ford Motor Co.
4.35%, 12/08/2026 (D)	63,000	61,984
General Motors Co.
6.25%, 10/02/2043	15,000	15,108
General Motors Financial Co., Inc.
5.00%, 04/09/2027	70,000	70,103
Nissan Motor Acceptance Co. LLC
7.05%, 09/15/2028 (C)	91,000	94,470
Volkswagen Group of America Finance LLC
1.63%, 11/24/2027 (C)	200,000	180,274
		485,319
Banks - 2.3%
Bank of America Corp.
Fixed until 01/23/2034, 5.47% (E), 01/23/2035	52,000	52,792
Fixed until 09/15/2028, 5.82% (E), 09/15/2029	288,000	297,255
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank of New York Mellon Corp.
Fixed until 07/21/2034, 5.61% (E), 07/21/2039	$ 33,000	$ 33,482
Barclays PLC
Fixed until 11/02/2025, 7.33% (E), 11/02/2026	203,000	207,229
Citigroup, Inc.
Fixed until 06/11/2034, 5.45% (E), 06/11/2035	44,000	44,377
Fixed until 05/25/2033, 6.17% (E), 05/25/2034	42,000	43,526
Goldman Sachs Group, Inc.
Fixed until 10/21/2031, 2.65% (E), 10/21/2032	128,000	109,164
ING Groep NV
Fixed until 09/11/2033, 6.11% (E), 09/11/2034	200,000	210,353
JPMorgan Chase & Co.
Fixed until 04/22/2026, 1.58% (E), 04/22/2027	106,000	101,168
Fixed until 01/23/2029, 5.01% (E), 01/23/2030	235,000	235,922
Fixed until 01/23/2034, 5.34% (E), 01/23/2035	52,000	52,448
Fixed until 04/22/2034, 5.77% (E), 04/22/2035	40,000	41,645
M&T Bank Corp.
Fixed until 03/13/2031, 6.08% (E), 03/13/2032	43,000	44,472
Fixed until 10/30/2028, 7.41% (E), 10/30/2029	41,000	44,147
Morgan Stanley
Fixed until 01/16/2029, 5.17% (E), 01/16/2030	214,000	215,821
Fixed until 07/19/2034, 5.32% (E), 07/19/2035	125,000	125,504
PNC Financial Services Group, Inc.
Fixed until 01/22/2034, 5.68% (E), 01/22/2035	15,000	15,412
Fixed until 08/18/2033, 5.94% (E), 08/18/2034	80,000	83,854
Truist Financial Corp.
Fixed until 01/26/2033, 5.12% (E), 01/26/2034	144,000	141,323
Fixed until 06/08/2033, 5.87% (E), 06/08/2034	48,000	49,362
Fixed until 10/30/2028, 7.16% (E), 10/30/2029	40,000	42,894
UBS Group AG
Fixed until 08/12/2032, 6.54% (E), 08/12/2033 (C)	262,000	282,090
Wells Fargo & Co.
Fixed until 07/25/2033, 5.56% (E), 07/25/2034	114,000	115,947
		2,590,187
Beverages - 0.1%
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	68,000	59,527
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages (continued)
Constellation Brands, Inc.
3.15%, 08/01/2029	$ 63,000	$ 58,461
3.70%, 12/06/2026	16,000	15,682
		133,670
Biotechnology - 0.2%
Amgen, Inc.
2.80%, 08/15/2041	50,000	36,008
5.60%, 03/02/2043	48,000	48,039
CSL Finance PLC
4.63%, 04/27/2042 (C)	48,000	43,485
Gilead Sciences, Inc.
4.15%, 03/01/2047	24,000	20,017
Royalty Pharma PLC
2.20%, 09/02/2030	77,000	65,747
		213,296
Building Products - 0.0% (B)
Mohawk Industries, Inc.
5.85%, 09/18/2028	46,000	47,485
Chemicals - 0.1%
Celanese U.S. Holdings LLC
6.70%, 11/15/2033	61,000	64,860
Nutrien Ltd.
4.90%, 03/27/2028	50,000	50,370
		115,230
Commercial Services & Supplies - 0.8%
ADT Security Corp.
4.13%, 08/01/2029 (C)	79,000	73,867
Ashtead Capital, Inc.
5.80%, 04/15/2034 (C)	200,000	202,629
Element Fleet Management Corp.
6.32%, 12/04/2028 (C)	123,000	128,697
Equifax, Inc.
2.60%, 12/01/2024	52,000	51,893
5.10%, 12/15/2027	79,000	79,711
GXO Logistics, Inc.
2.65%, 07/15/2031	153,000	131,401
6.50%, 05/06/2034	50,000	51,912
Quanta Services, Inc.
2.90%, 10/01/2030	56,000	50,375
5.25%, 08/09/2034	34,000	33,764
Veralto Corp.
5.45%, 09/18/2033	70,000	71,058
		875,307
Communications Equipment - 0.4%
T-Mobile USA, Inc.
3.88%, 04/15/2030	135,000	128,215
5.15%, 04/15/2034	87,000	86,903
Verizon Communications, Inc.
1.68%, 10/30/2030	177,000	147,206
2.99%, 10/30/2056	105,000	65,002
		427,326
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction & Engineering - 0.1%
D.R. Horton, Inc.
5.00%, 10/15/2034	$ 74,000	$ 72,419
Consumer Staples Distribution & Retail - 0.1%
7-Eleven, Inc.
1.80%, 02/10/2031 (C)	73,000	59,828
Lowe's Cos., Inc.
3.75%, 04/01/2032	108,000	100,049
		159,877
Containers & Packaging - 0.1%
Sonoco Products Co.
2.25%, 02/01/2027	64,000	60,469
Distributors - 0.0% (B)
LKQ Corp.
6.25%, 06/15/2033 (D)	47,000	48,601
Diversified REITs - 0.6%
Safehold GL Holdings LLC
6.10%, 04/01/2034	68,000	70,151
SBA Tower Trust
1.88%, 07/15/2050 (C)	56,000	53,932
2.84%, 01/15/2050 (C)	300,000	298,642
VICI Properties LP
4.95%, 02/15/2030	118,000	115,854
Weyerhaeuser Co.
4.00%, 04/15/2030	104,000	99,600
WP Carey, Inc.
5.38%, 06/30/2034	71,000	71,243
		709,422
Electric Utilities - 0.6%
Appalachian Power Co.
3.40%, 06/01/2025	66,000	65,357
Chile Electricity Lux MPC II SARL
5.58%, 10/20/2035 (C)	200,000	198,800
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	34,000	34,864
CMS Energy Corp.
4.88%, 03/01/2044	26,000	23,858
DTE Electric Co.
4.30%, 07/01/2044	101,000	87,563
Duke Energy Corp.
3.75%, 09/01/2046	101,000	75,885
Duke Energy Progress LLC
3.60%, 09/15/2047	64,000	47,889
NRG Energy, Inc.
6.00%, 02/01/2033 (C)	14,000	13,939
Oncor Electric Delivery Co. LLC
5.30%, 06/01/2042	20,000	19,697
Pacific Gas & Electric Co.
2.50%, 02/01/2031	69,000	59,199
Public Service Electric & Gas Co.
3.00%, 05/15/2025	49,000	48,548
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Vistra Operations Co. LLC
6.88%, 04/15/2032 (C)	$ 42,000	$ 43,420
		719,019
Electronic Equipment, Instruments & Components - 0.4%
Amphenol Corp.
5.25%, 04/05/2034	86,000	87,069
Arrow Electronics, Inc.
2.95%, 02/15/2032	85,000	72,953
5.88%, 04/10/2034	43,000	43,538
Keysight Technologies, Inc.
4.60%, 04/06/2027	63,000	62,987
4.95%, 10/15/2034	36,000	34,955
Sensata Technologies, Inc.
4.38%, 02/15/2030 (C)	50,000	46,540
Trimble, Inc.
6.10%, 03/15/2033	70,000	73,740
		421,782
Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp.
3.90%, 05/17/2028 (C)	90,000	87,702
Financial Services - 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.45%, 04/03/2026	150,000	148,889
American Express Co.
Fixed until 04/25/2029, 5.53% (E), 04/25/2030	84,000	86,135
Aviation Capital Group LLC
1.95%, 01/30/2026 (C)	49,000	47,067
5.50%, 12/15/2024 (C)	147,000	146,997
Avolon Holdings Funding Ltd.
5.50%, 01/15/2026 (C)	47,000	47,045
5.75%, 11/15/2029 (C)	127,000	128,966
Charles Schwab Corp.
Fixed until 05/19/2033, 5.85% (E), 05/19/2034	141,000	146,721
LPL Holdings, Inc.
5.70%, 05/20/2027	43,000	43,640
		795,460
Food Products - 0.6%
BAT Capital Corp.
6.00%, 02/20/2034	104,000	107,619
Bunge Ltd. Finance Corp.
4.65%, 09/17/2034	97,000	93,069
Cargill, Inc.
5.13%, 10/11/2032 (C)	49,000	49,914
J M Smucker Co.
6.50%, 11/15/2043	42,000	45,437
Kroger Co.
5.00%, 09/15/2034	53,000	52,128
Philip Morris International, Inc.
4.90%, 11/01/2034 (F)	100,000	97,588
5.63%, 11/17/2029	77,000	79,873
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Viterra Finance BV
4.90%, 04/21/2027 (C)	$ 200,000	$ 199,175
		724,803
Health Care Equipment & Supplies - 0.1%
GE HealthCare Technologies, Inc.
5.86%, 03/15/2030	100,000	104,483
Health Care Providers & Services - 0.6%
Centene Corp.
3.38%, 02/15/2030	60,000	53,806
Cigna Group
2.40%, 03/15/2030	54,000	47,573
5.25%, 02/15/2034	98,000	97,682
Elevance Health, Inc.
2.25%, 05/15/2030	61,000	53,179
HCA, Inc.
5.60%, 04/01/2034	68,000	68,478
6.00%, 04/01/2054	68,000	68,372
Health Care Service Corp. A Mutual Legal Reserve Co.
5.88%, 06/15/2054 (C)	33,000	33,109
Laboratory Corp. of America Holdings
2.95%, 12/01/2029	51,000	46,453
4.80%, 10/01/2034	95,000	91,494
Molina Healthcare, Inc.
4.38%, 06/15/2028 (C)	16,000	15,353
UnitedHealth Group, Inc.
5.20%, 04/15/2063	74,000	69,614
		645,113
Hotel & Resort REITs - 0.0% (B)
Host Hotels & Resorts LP
5.70%, 07/01/2034	32,000	32,054
Hotels, Restaurants & Leisure - 0.2%
Hyatt Hotels Corp.
5.25%, 06/30/2029	68,000	68,389
MGM Resorts International
6.13%, 09/15/2029	69,000	68,745
Warnermedia Holdings, Inc.
5.05%, 03/15/2042	42,000	33,536
		170,670
Insurance - 0.5%
Allstate Corp.
5.05%, 06/24/2029	141,000	142,135
5.25%, 03/30/2033	58,000	58,553
Constellation Insurance, Inc.
6.80%, 01/24/2030 (C)	224,000	220,854
Corebridge Financial, Inc.
5.75%, 01/15/2034	67,000	68,598
Prudential Financial, Inc.
Fixed until 07/01/2030, 3.70% (E), 10/01/2050	94,000	85,360
		575,500
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Internet & Catalog Retail - 0.1%
Expedia Group, Inc.
2.95%, 03/15/2031	$ 6,000	$ 5,345
Meta Platforms, Inc.
4.80%, 05/15/2030	76,000	77,035
Uber Technologies, Inc.
4.80%, 09/15/2034	39,000	37,843
		120,223
IT Services - 0.2%
Crowdstrike Holdings, Inc.
3.00%, 02/15/2029	15,000	13,639
Dell International LLC/EMC Corp.
4.85%, 02/01/2035	103,000	98,881
Hewlett Packard Enterprise Co.
5.00%, 10/15/2034	105,000	101,861
		214,381
Machinery - 0.1%
Huntington Ingalls Industries, Inc.
2.04%, 08/16/2028	108,000	97,455
Ingersoll Rand, Inc.
5.45%, 06/15/2034	65,000	66,320
		163,775
Media - 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.80%, 03/01/2050	44,000	32,975
Comcast Corp.
2.94%, 11/01/2056	17,000	10,517
NBCUniversal Media LLC
4.45%, 01/15/2043	24,000	21,170
		64,662
Metals & Mining - 0.3%
Anglo American Capital PLC
4.50%, 03/15/2028 (C)	200,000	196,579
ArcelorMittal SA
6.55%, 11/29/2027	101,000	105,025
Glencore Funding LLC
2.63%, 09/23/2031 (C)	82,000	70,204
		371,808
Mortgage Real Estate Investment Trusts - 0.0% (B)
Starwood Property Trust, Inc.
6.00%, 04/15/2030 (C)	31,000	30,385
Office REITs - 0.0% (B)
COPT Defense Properties LP
2.00%, 01/15/2029	10,000	8,770
2.25%, 03/15/2026	35,000	33,663
		42,433
Oil, Gas & Consumable Fuels - 1.3%
Boardwalk Pipelines LP
3.40%, 02/15/2031	46,000	41,503
Chevron USA, Inc.
3.25%, 10/15/2029	47,000	44,559
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Diamondback Energy, Inc.
5.40%, 04/18/2034	$ 114,000	$ 113,698
Ecopetrol SA
7.75%, 02/01/2032	91,000	88,710
Enbridge, Inc.
5.63%, 04/05/2034	95,000	96,492
Energy Transfer LP
5.15%, 03/15/2045	75,000	66,942
5.55%, 02/15/2028	43,000	43,905
5.95%, 10/01/2043	28,000	27,519
Enterprise Products Operating LLC
4.25%, 02/15/2048	104,000	86,436
EQM Midstream Partners LP
6.38%, 04/01/2029 (C)	23,000	23,356
Hess Midstream Operations LP
6.50%, 06/01/2029 (C)	38,000	38,629
Occidental Petroleum Corp.
5.20%, 08/01/2029	46,000	45,795
5.55%, 03/15/2026	62,000	62,371
ONEOK, Inc.
6.10%, 11/15/2032	100,000	105,223
Ovintiv, Inc.
6.25%, 07/15/2033	67,000	69,102
Petroleos Mexicanos
6.84%, 01/23/2030	139,000	128,325
7.69%, 01/23/2050	17,000	13,213
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/2029	52,000	48,443
Sabine Pass Liquefaction LLC
4.20%, 03/15/2028	41,000	40,166
Shell Finance U.S., Inc.
3.75%, 09/12/2046	30,000	23,336
Shell International Finance BV
2.50%, 09/12/2026	103,000	99,384
Western Midstream Operating LP
6.15%, 04/01/2033	69,000	71,289
Williams Cos., Inc.
5.40%, 03/04/2044	28,000	26,625
		1,405,021
Passenger Airlines - 0.1%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	41,195	38,774
United Airlines Pass-Through Trust
3.75%, 03/03/2028	43,922	43,138
		81,912
Personal Care Products - 0.1%
Kenvue, Inc.
5.00%, 03/22/2030	112,000	113,774
Pharmaceuticals - 0.4%
AbbVie, Inc.
5.05%, 03/15/2034	85,000	85,766
Bristol-Myers Squibb Co.
5.65%, 02/22/2064	33,000	33,216
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Cardinal Health, Inc.
5.45%, 02/15/2034	$ 53,000	$ 53,957
CVS Health Corp.
5.25%, 01/30/2031	31,000	30,835
6.00%, 06/01/2044	77,000	75,448
Merck & Co., Inc.
5.00%, 05/17/2053	87,000	83,010
Pfizer Investment Enterprises Pte. Ltd.
5.11%, 05/19/2043	75,000	72,750
Viatris, Inc.
2.30%, 06/22/2027	47,000	43,829
		478,811
Residential REITs - 0.1%
American Homes 4 Rent LP
5.50%, 02/01/2034	86,000	86,552
Semiconductors & Semiconductor Equipment - 0.7%
Advanced Micro Devices, Inc.
3.92%, 06/01/2032 (D)	115,000	108,497
Broadcom, Inc.
3.14%, 11/15/2035 (C)	87,000	71,473
Foundry JV Holdco LLC
5.88%, 01/25/2034 (C)	200,000	198,360
KLA Corp.
3.30%, 03/01/2050	80,000	57,105
Microchip Technology, Inc.
5.05%, 03/15/2029	84,000	84,301
Micron Technology, Inc.
5.30%, 01/15/2031	87,000	87,642
NXP BV/NXP Funding LLC/NXP USA, Inc.
3.25%, 11/30/2051	39,000	26,111
3.40%, 05/01/2030	75,000	69,088
QUALCOMM, Inc.
3.25%, 05/20/2050	65,000	46,134
		748,711
Software - 0.6%
Cadence Design Systems, Inc.
4.70%, 09/10/2034	51,000	49,684
Fiserv, Inc.
5.45%, 03/02/2028	71,000	72,477
Infor, Inc.
1.75%, 07/15/2025 (C)	68,000	66,238
Intuit, Inc.
5.50%, 09/15/2053	33,000	33,717
Oracle Corp.
3.65%, 03/25/2041	57,000	45,160
4.70%, 09/27/2034	79,000	75,939
6.90%, 11/09/2052	91,000	104,770
Roper Technologies, Inc.
4.90%, 10/15/2034	74,000	72,298
Take-Two Interactive Software, Inc.
3.55%, 04/14/2025	114,000	113,273
		633,556
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Transportation Infrastructure - 0.0% (B)
United Parcel Service, Inc.
5.15%, 05/22/2034 (D)	$ 54,000	$ 54,847
		54,847
Total Corporate Debt Securities (Cost $15,836,799)		15,420,555
U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.1%
Federal Home Loan Mortgage Corp.
5.50%, 04/01/2053 - 07/01/2053	289,755	287,045
1-Year RFUCC Treasury + 1.90%,
6.40% (E), 02/01/2041	348	352
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1.38%, 06/25/2030	245,000	206,630
3.01%, 07/25/2025	185,679	183,427
Federal National Mortgage Association
3.50%, 11/01/2028 - 01/01/2029	17,444	17,118
4.00%, 10/01/2025 - 07/01/2026	1,832	1,818
4.50%, 02/01/2025 - 08/01/2052	183,400	174,531
5.00%, 04/01/2039 - 02/01/2054	888,730	866,136
5.50%, 09/01/2036 - 03/01/2053	268,399	268,359
6.00%, 05/01/2038 - 06/01/2054	282,840	286,287
6.50%, 05/01/2040	12,610	13,015
1-Year RFUCC Treasury + 1.75%,
6.25% (E), 03/01/2041	399	407
Government National Mortgage Association REMICS, Interest Only STRIPS
0.65% (E), 02/16/2053	63,163	979
Tennessee Valley Authority
4.38%, 08/01/2034	76,000	74,786
5.88%, 04/01/2036	79,000	87,552
Uniform Mortgage-Backed Security, TBA
2.00%, 11/01/2039 - 11/01/2054 (F)	1,172,000	980,093
2.50%, 11/01/2039 - 11/01/2054 (F)	2,535,000	2,132,680
3.00%, 11/01/2039 - 11/01/2054 (F)	1,796,000	1,561,374
3.50%, 11/01/2039 - 11/01/2054 (F)	1,355,000	1,224,925
4.00%, 11/01/2054 (F)	890,000	823,174
4.50%, 11/01/2054 (F)	855,000	812,378
5.50%, 11/01/2054 (F)	1,029,000	1,018,881
6.00%, 11/01/2054 (F)	358,000	360,261
Total U.S. Government Agency Obligations (Cost $11,710,371)		11,382,208
U.S. GOVERNMENT OBLIGATIONS - 10.0%
U.S. Treasury - 9.3%
U.S. Treasury Bonds
1.25%, 05/15/2050	194,000	97,583
1.88%, 02/15/2051 - 11/15/2051	508,000	298,620
2.00%, 02/15/2050	184,000	112,937
2.25%, 08/15/2046 - 02/15/2052	215,000	141,142
2.38%, 02/15/2042 - 05/15/2051	277,000	197,272
2.50%, 02/15/2045 - 05/15/2046	585,000	418,927
2.75%, 08/15/2047 - 11/15/2047	323,000	237,417
2.88%, 08/15/2045 - 05/15/2049	332,300	251,240
	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bonds (continued)
3.00%, 05/15/2042 - 08/15/2052	$ 332,700	$ 256,731
3.13%, 05/15/2048	189,000	148,328
3.63%, 02/15/2044 - 05/15/2053	717,600	623,448
3.88%, 02/15/2043	107,000	97,855
4.00%, 11/15/2052	115,000	105,760
4.13%, 08/15/2053	63,000	59,249
4.25%, 05/15/2039 - 08/15/2054	347,000	334,651
4.63%, 05/15/2044 - 05/15/2054	348,000	355,494
4.75%, 11/15/2043 - 11/15/2053	247,000	257,069
U.S. Treasury Notes
0.63%, 05/15/2030 - 08/15/2030	692,000	567,404
0.88%, 06/30/2026	88,000	83,332
1.13%, 10/31/2026 - 02/15/2031	823,000	733,091
1.25%, 11/30/2026	883,000	832,296
1.38%, 11/15/2031	103,000	85,204
1.50%, 08/15/2026	253,000	241,457
1.63%, 02/15/2026 - 05/15/2031	788,900	695,424
2.25%, 11/15/2027	136,300	128,974
2.75%, 02/15/2028	134,000	128,232
2.88%, 05/15/2028 - 05/15/2032	521,200	496,146
3.13%, 11/15/2028	220,500	211,990
3.63%, 05/31/2028	259,000	254,447
3.88%, 08/15/2034	110,000	106,425
4.13%, 07/31/2028 - 07/31/2031	753,000	749,138
4.38%, 08/31/2028 - 11/30/2028	435,000	438,154
4.50%, 05/31/2029	544,000	551,714
4.63%, 04/30/2029	159,000	161,987
		10,459,138
U.S. Treasury Inflation-Protected Securities - 0.7%
U.S. Treasury Inflation-Protected Indexed Bonds
1.75%, 01/15/2028	108,187	107,911
2.50%, 01/15/2029	399,827	410,457
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 07/15/2030	214,858	195,886
		714,254
Total U.S. Government Obligations (Cost $12,149,726)		11,173,392
MORTGAGE-BACKED SECURITIES - 2.5%
Alternative Loan Trust
Series 2007-22, Class 2A16, 6.50%, 09/25/2037	137,997	51,002
BB-UBS Trust
Series 2012-TFT, Class A, 2.89%, 06/05/2030 (C)	30,419	28,365
BRAVO Residential Funding Trust
Series 2024-NQM3, Class A1, 6.19% (E), 03/25/2064 (C)	130,284	131,110
Series 2024-NQM7, Class A1, 5.55% (E), 10/27/2064 (C)	150,000	149,922
CIM Trust
Series 2021-R6, Class A1, 1.43% (E), 07/25/2061 (C)	132,266	115,825
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust
Series 2015-GC27, Class B, 3.77%, 02/10/2048	$ 157,700	$ 156,813
Citigroup Mortgage Loan Trust, Inc.
Series 2018-RP1, Class A1, 3.00% (E), 09/25/2064 (C)	14,792	14,359
COLT Mortgage Loan Trust
Series 2024-2, Class A1, 6.13% (E), 04/25/2069 (C)	88,586	89,101
COMM Mortgage Trust
Series 2015-3BP, Class A, 3.18%, 02/10/2035 (C)	310,000	297,931
CSMC Trust
Series 2021-RPL2, Class A1A, 1.11% (E), 01/25/2060 (C)	120,826	100,732
Series 2021-RPL6, Class A1, 2.00% (E), 10/25/2060 (C)	101,929	90,687
Fontainebleau Miami Beach Trust
Series 2019-FBLU, Class B, 3.45%, 12/10/2036 (C)	150,000	148,879
GMACM Mortgage Loan Trust
Series 2005-AR1, Class 3A, 3.90% (E), 03/18/2035	7,089	6,067
Impac CMB Trust
Series 2004-6, Class 1A1, 1-Month Term SOFR + 0.91%, 5.65% (E), 10/25/2034	5,680	5,615
IndyMac INDX Mortgage Loan Trust
Series 2007-AR15, Class 2A1, 3.48% (E), 08/25/2037	74,648	52,251
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1, 1-Month Term SOFR + 0.75%, 5.49% (E), 10/25/2028	3,222	3,030
Nationstar Mortgage Loan Trust
Series 2013-A, Class A, 3.75% (E), 12/25/2052 (C)	20,208	18,952
New Residential Mortgage Loan Trust
Series 2014-1A, Class A, 3.75% (E), 01/25/2054 (C)	10,060	9,520
Series 2014-2A, Class A3, 3.75% (E), 05/25/2054 (C)	26,001	24,397
Series 2014-3A, Class AFX3, 3.75% (E), 11/25/2054 (C)	18,711	17,629
Series 2016-3A, Class A1B, 3.25% (E), 09/25/2056 (C)	16,574	15,340
Series 2017-1A, Class A1, 4.00% (E), 02/25/2057 (C)	33,031	31,592
Series 2017-3A, Class A1, 4.00% (E), 04/25/2057 (C)	57,946	55,499
Series 2017-4A, Class A1, 4.00% (E), 05/25/2057 (C)	20,046	19,114
Series 2018-RPL1, Class A1, 3.50% (E), 12/25/2057 (C)	22,519	21,624
Series 2019-4A, Class A1B, 3.50% (E), 12/25/2058 (C)	73,737	68,327
Series 2019-5A, Class A1B, 3.50% (E), 08/25/2059 (C)	61,620	56,895
OBX Trust
Series 2023-NQM4, Class A1, 6.11% (E), 03/25/2063 (C)	70,180	70,363
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
OBX Trust (continued)
Series 2024-NQM4, Class A1, 6.07% (E), 01/25/2064 (C)	$ 89,549	$ 90,007
Series 2024-NQM6, Class A1, 6.45% (E), 02/25/2064 (C)	90,776	91,635
Series 2024-NQM7, Class A1, 6.24% (E), 03/25/2064 (C)	90,587	91,257
Structured Asset Mortgage Investments II Trust
Series 2003-AR4, Class A1, 1-Month Term SOFR + 0.81%, 5.57% (E), 01/19/2034	23,511	22,109
Towd Point Mortgage Trust
Series 2017-3, Class A1, 2.75% (E), 07/25/2057 (C)	2,209	2,190
Series 2017-6, Class A1, 2.75% (E), 10/25/2057 (C)	13,674	13,305
Series 2018-1, Class A1, 3.00% (E), 01/25/2058 (C)	17,719	17,371
Series 2018-3, Class A1, 3.75% (E), 05/25/2058 (C)	60,476	58,698
Series 2018-4, Class A1, 3.00% (E), 06/25/2058 (C)	108,230	100,832
Series 2020-4, Class A1, 1.75%, 10/25/2060 (C)	95,043	84,893
Series 2021-1, Class A1, 2.25% (E), 11/25/2061 (C)	114,648	105,210
Series 2022-1, Class A1, 3.75% (E), 07/25/2062 (C)	75,342	70,125
Series 2023-1, Class A1, 3.75%, 01/25/2063 (C)	190,210	180,552
Total Mortgage-Backed Securities (Cost $2,981,686)		2,779,125
ASSET-BACKED SECURITIES - 1.9%
Accelerated LLC
Series 2021-1H, Class A, 1.35%, 10/20/2040 (C)	26,165	23,881
Avis Budget Rental Car Funding AESOP LLC
Series 2023-7A, Class A, 5.90%, 08/21/2028 (C)	100,000	102,000
Series 2024-1A, Class A, 5.36%, 06/20/2030 (C)	100,000	101,084
BXG Receivables Note Trust
Series 2023-A, Class A, 5.77%, 11/15/2038 (C)	72,307	73,073
Chase Issuance Trust
Series 2023-A1, Class A, 5.16%, 09/15/2028	100,000	101,188
CIFC Funding Ltd.
Series 2013-2A, Class A1L2, 3-Month Term SOFR + 1.26%, 5.89% (E), 10/18/2030 (C)	242,685	243,060
First National Master Note Trust
Series 2023-2, Class A, 5.77%, 09/15/2029	95,000	96,584
GM Financial Consumer Automobile Receivables Trust
Series 2023-1, Class A2A, 5.19%, 03/16/2026	10,581	10,583
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
ASSET-BACKED SECURITIES (continued)
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A, 1.93%, 07/20/2048 (C)	$ 69,735	$ 54,618
Series 2022-1GS, Class A, 2.70%, 01/20/2049 (C)	188,199	158,747
Hertz Vehicle Financing III LLC
Series 2023-3A, Class A, 5.94%, 02/25/2028 (C)	100,000	101,486
Hilton Grand Vacations Trust
Series 2024-1B, Class A, 5.75%, 09/15/2039 (C)	40,195	40,194
Series 2024-2A, Class A, 5.50%, 03/25/2038 (C)	86,020	86,649
Series 2024-3A, Class A, 4.98%, 08/27/2040 (C)(F)	250,000	249,640
HINNT LLC
Series 2024-A, Class A, 5.49%, 03/15/2043 (C)	91,568	92,186
JGWPT XXVI LLC
Series 2012-2A, Class A, 3.84%, 10/15/2059 (C)	92,187	84,577
JGWPT XXVIII LLC
Series 2013-1A, Class A, 3.22%, 04/15/2067 (C)	95,862	87,346
MVW LLC
Series 2023-1A, Class A, 4.93%, 10/20/2040 (C)	59,982	59,743
Series 2024-1A, Class A, 5.32%, 02/20/2043 (C)	86,109	86,458
Palmer Square CLO Ltd.
Series 2015-2A, Class A1R2, 3-Month Term SOFR + 1.36%, 5.98% (E), 07/20/2030 (C)	46,320	46,412
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class A, 0.99%, 11/20/2037 (C)	30,931	29,804
Series 2023-1A, Class A, 5.20%, 01/20/2040 (C)	43,830	43,715
Series 2023-2A, Class A, 5.80%, 04/20/2040 (C)	50,341	50,326
Series 2023-3A, Class A, 6.10%, 09/20/2040 (C)	59,319	60,434
Series 2024-1A, Class A, 5.15%, 01/20/2043 (C)	69,969	69,799
Veridian Auto Receivables Trust
Series 2023-1A, Class A2, 5.97%, 08/17/2026 (C)	22,878	22,905
Total Asset-Backed Securities (Cost $2,232,050)		2,176,492
FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
Dominican Republic - 0.1%
Dominican Republic International Bonds
6.60%, 06/01/2036 (C)	150,000	152,326
Mexico - 0.1%
Mexico Government International Bonds
3.75%, 01/11/2028	116,000	111,315
	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Serbia - 0.2%
Serbia International Bonds
6.00%, 06/12/2034 (C)	$ 200,000	$ 200,596
Total Foreign Government Obligations (Cost $461,820)		464,237
COMMERCIAL PAPER - 6.6%
Banks - 4.0%
Australia & New Zealand Banking Group Ltd.
4.93% (G), 02/28/2025 (C)	500,000	492,325
BNP Paribas SA
5.09% (G), 02/04/2025	500,000	493,903
Cooperatieve Rabobank UA
4.90% (G), 03/03/2025	465,000	457,706
DNB Bank ASA
5.30% (G), 01/30/2025 (C)	450,000	444,784
HSBC USA, Inc.
5.49% (G), 02/07/2025 (C)	450,000	444,126
Korea Development Bank
5.47% (G), 01/13/2025	400,000	396,184
Macquarie Bank Ltd.
5.03% (G), 02/11/2025 (C)	450,000	443,999
Skandinaviska Enskilda Banken AB
5.32% (G), 12/30/2024 (C)	383,000	380,036
Svenska Handelsbanken AB
4.94% (G), 03/03/2025 (C)	500,000	492,231
Westpac Securities NZ Ltd.
5.45% (G), 11/15/2024 (C)	500,000	499,003
		4,544,297
Chemicals - 0.4%
Air Liquide U.S. LLC
5.34% (G), 12/20/2024 (C)	475,000	471,912
Consumer Finance - 0.4%
Toyota Motor Credit Corp.
5.53% (G), 01/06/2025	400,000	396,523
Financial Services - 1.8%
Bedford Row Funding Corp.
4.69% (G), 03/03/2025 (C)	450,000	442,928
Britannia Funding Co. LLC
5.44% (G), 01/22/2025 (C)	250,000	247,280
Glencove Funding LLC
4.70% (G), 04/11/2025 (C)	475,000	465,262
Manhattan Asset Funding Co. LLC
4.98% (G), 02/28/2025 (C)	450,000	443,047
Thunder Bay Funding LLC
5.50% (G), 11/15/2024 (C)	400,000	399,197
		1,997,714
Total Commercial Paper (Cost $7,406,627)		7,410,446
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.9%
U.S. Treasury Bills
4.60% (G), 12/19/2024	111,000	110,326
4.62% (G), 01/16/2025	466,000	461,599
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Bills (continued)
4.86% (G), 12/19/2024	$ 439,000	$ 436,334
5.09% (G), 11/29/2024	383,000	381,628
5.10% (G), 11/29/2024	294,000	292,946
5.20% (G), 11/07/2024	431,000	430,665
Total Short-Term U.S. Government Obligations (Cost $2,113,146)		2,113,498

	Shares	Value
OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.81% (G)	333,583	333,583
Total Other Investment Company (Cost $333,583)		333,583

Principal	Value
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp.,
2.10% (G), dated 10/31/2024, to be
repurchased at $1,233,887 on 11/01/2024.
Collateralized by a U.S. Government
Obligation, 0.75%, due 04/30/2026, and
with a value of $1,258,784.
$ 1,233,815	$ 1,233,815
Total Repurchase Agreement (Cost $1,233,815)	1,233,815
Total Investments (Cost $92,550,577)	121,930,780
Net Other Assets (Liabilities) - (8.6)%	(9,626,704)
Net Assets - 100.0%	$ 112,304,076
FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	2	12/20/2024	$582,879	$573,850	$—	$(9,029)
INVESTMENT VALUATION:

Valuation Inputs (H)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$67,443,429	$—	$—	$67,443,429
Corporate Debt Securities	—	15,420,555	—	15,420,555
U.S. Government Agency Obligations	—	11,382,208	—	11,382,208
U.S. Government Obligations	—	11,173,392	—	11,173,392
Mortgage-Backed Securities	—	2,779,125	—	2,779,125
Asset-Backed Securities	—	2,176,492	—	2,176,492
Foreign Government Obligations	—	464,237	—	464,237
Commercial Paper	—	7,410,446	—	7,410,446
Short-Term U.S. Government Obligations	—	2,113,498	—	2,113,498
Other Investment Company	333,583	—	—	333,583
Repurchase Agreement	—	1,233,815	—	1,233,815
Total Investments	$67,777,012	$54,153,768	$—	$121,930,780
LIABILITIES
Other Financial Instruments
Futures Contracts (I)	$(9,029)	$—	$—	$(9,029)
Total Other Financial Instruments	$(9,029)	$—	$—	$(9,029)
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
(C)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, the total value of 144A securities is $14,184,024, representing 12.6% of the
Fund's net assets.

(D)
All or a portion of the security is on loan. The total value of the securities on loan is $326,648, collateralized by cash collateral of $333,583. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(E)
Floating or variable rate security. The rate disclosed is as of October 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(F)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2024.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(G)	Rate disclosed reflects the yield at October 31, 2024.
(H)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

(I)	Derivative instruments are valued at unrealized appreciation (depreciation).
PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
RFUCC	Refinitiv USD IBOR Consumer Cash Fallbacks
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $91,316,762) (including securities loaned of $326,648)	$120,696,965
Repurchase agreement, at value (cost $1,233,815)	1,233,815
Cash collateral pledged at broker for:
Futures contracts	45,000
Receivables and other assets:
Investments sold	5
When-issued, delayed-delivery, forward and TBA commitments sold	444,326
Net income from securities lending	69
Shares of beneficial interest sold	810
Dividends	26,790
Interest	316,544
Total assets	122,764,324
Liabilities:
Cash collateral received upon return of:
Securities on loan	333,583
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	9,951,683
Shares of beneficial interest redeemed	16,173
Investment management fees	38,994
Distribution and service fees	27,239
Transfer agent fees	495
Trustee and CCO fees	31
Audit and tax fees	37,160
Custody fees	30,924
Legal fees	1,298
Printing and shareholder reports fees	990
Registration fees	238
Other accrued expenses	10,137
Variation margin payable on futures contracts	11,303
Total liabilities	10,460,248
Net assets	$112,304,076
Net assets consist of:
Paid-in capital	$74,900,098
Total distributable earnings (accumulated losses)	37,403,978
Net assets	$112,304,076
Net assets by class:
Class I3	$48,855,249
Class R	63,448,827
Shares outstanding (unlimited shares, no par value):
Class I3	3,711,375
Class R	4,818,426
Net asset value per share: (A)
Class I3	$13.16
Class R	13.17

(A)	Net asset value per share for Class I3 and R shares represents offering price.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$902,160
Interest income	1,932,910
Net income from securities lending	4,973
Withholding taxes on foreign income	(1,433)
Total investment income	2,838,610
Expenses:
Investment management fees	526,353
Distribution and service fees:
Class R	306,590
Transfer agent fees:
Class I3	3,625
Class R	1,017
Trustee and CCO fees	4,485
Audit and tax fees	38,779
Custody fees	43,281
Legal fees	8,473
Printing and shareholder reports fees	3,279
Registration fees	21,355
Other	25,167
Total expenses before waiver and/or reimbursement and recapture	982,404
Expenses waived and/or reimbursed:
Class R	(7,554)
Net expenses	974,850
Net investment income (loss)	1,863,760
Net realized gain (loss) on:
Investments	8,371,745
Futures contracts	131,497
Net realized gain (loss)	8,503,242
Net change in unrealized appreciation (depreciation) on:
Investments	14,602,855
Futures contracts	(9,308)
Net change in unrealized appreciation (depreciation)	14,593,547
Net realized and change in unrealized gain (loss)	23,096,789
Net increase (decrease) in net assets resulting from operations	$24,960,549
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$1,863,760	$1,746,626
Net realized gain (loss)	8,503,242	1,822,956
Net change in unrealized appreciation (depreciation)	14,593,547	3,604,771
Net increase (decrease) in net assets resulting from operations	24,960,549	7,174,353
Dividends and/or distributions to shareholders:
Class I3	(1,863,892)	(2,758,326)
Class R	(2,052,866)	(3,232,105)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(3,916,758)	(5,990,431)
Capital share transactions:
Proceeds from shares sold:
Class I3	1,499,173	583,173
Class R	2,479,737	1,516,651
	3,978,910	2,099,824
Dividends and/or distributions reinvested:
Class I3	1,863,892	2,758,326
Class R	2,052,866	3,232,105
	3,916,758	5,990,431
Cost of shares redeemed:
Class I3	(6,788,363)	(4,944,458)
Class R	(6,909,466)	(7,340,725)
	(13,697,829)	(12,285,183)
Net increase (decrease) in net assets resulting from capital share transactions	(5,802,161)	(4,194,928)
Net increase (decrease) in net assets	15,241,630	(3,011,006)
Net assets:
Beginning of year	97,062,446	100,073,452
End of year	$112,304,076	$97,062,446
Capital share transactions - shares:
Shares issued:
Class I3	121,015	52,816
Class R	198,489	137,001
	319,504	189,817
Shares reinvested:
Class I3	153,888	262,059
Class R	170,141	307,492
	324,029	569,551
Shares redeemed:
Class I3	(543,220)	(449,246)
Class R	(557,970)	(666,344)
	(1,101,190)	(1,115,590)
Net increase (decrease) in shares outstanding:
Class I3	(268,317)	(134,371)
Class R	(189,340)	(221,851)
	(457,657)	(356,222)
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class I3
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$10.80	$10.71	$13.87	$11.62	$10.99
Investment operations:
Net investment income (loss) (A)	0.24	0.22	0.16	0.13	0.16
Net realized and unrealized gain (loss)	2.60	0.55	(2.04)	2.72	0.91
Total investment operations	2.84	0.77	(1.88)	2.85	1.07
Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.22)	(0.16)	(0.14)	(0.17)
Net realized gains	(0.22)	(0.46)	(1.12)	(0.46)	(0.27)
Total dividends and/or distributions to shareholders	(0.48)	(0.68)	(1.28)	(0.60)	(0.44)
Net asset value, end of year	$13.16	$10.80	$10.71	$13.87	$11.62
Total return	26.70%	7.40%	(14.90)%	25.21%	10.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$48,855	$42,972	$44,058	$58,098	$52,587
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.62%	0.59%	0.58%	0.58%	0.57%
Including waiver and/or reimbursement and recapture	0.62%	0.59%	0.58%	0.58%	0.57%
Net investment income (loss) to average net assets	1.97%	1.98%	1.32%	1.04%	1.44%
Portfolio turnover rate	38%	34%	35%	37%	51%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class R
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$10.80	$10.71	$13.87	$11.62	$10.99
Investment operations:
Net investment income (loss) (A)	0.18	0.16	0.10	0.07	0.11
Net realized and unrealized gain (loss)	2.61	0.55	(2.04)	2.72	0.90
Total investment operations	2.79	0.71	(1.94)	2.79	1.01
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.16)	(0.10)	(0.08)	(0.11)
Net realized gains	(0.22)	(0.46)	(1.12)	(0.46)	(0.27)
Total dividends and/or distributions to shareholders	(0.42)	(0.62)	(1.22)	(0.54)	(0.38)
Net asset value, end of year	$13.17	$10.80	$10.71	$13.87	$11.62
Total return	26.19%	6.85%	(15.34)%	24.59%	9.43%
Ratio and supplemental data:
Net assets end of year (000’s)	$63,449	$54,090	$56,015	$76,911	$66,033
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.11%	1.09%	1.07%	1.07%	1.07%
Including waiver and/or reimbursement and recapture	1.10%	1.09%	1.07%	1.07%	1.07%
Net investment income (loss) to average net assets	1.49%	1.47%	0.82%	0.55%	0.96%
Portfolio turnover rate	38%	34%	35%	37%	51%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Balanced II (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers two classes of shares, Class I3 and Class R.
Each class has a public offering price that reflects different sales charges, if any, and expense levels.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
The dollar amount of applicable foreign withholding taxes on foreign income is included on a net basis in Withholding taxes on foreign income within the Statement of Operations. The Fund records a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims that have been recorded but not yet received are reflected in Tax reclaims within the Statement of Assets and Liabilities.
As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected in Other income within the Statement of Operations and the cost to file these additional ECJ tax reclaims is reflected in Reclaim professional fees within the Statement of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2024 by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data,
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Short-term notes: The Fund normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2024, if any, are identified within the Schedule of Investments.
Treasury inflation-protected securities (“TIPS”): The Fund may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
TIPS held at October 31, 2024, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
4. SECURITIES AND OTHER INVESTMENTS (continued)
normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2024, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$333,583	$—	$—	$—	$333,583
Total Borrowings	$333,583	$—	$—	$—	$333,583
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Fund's investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Fund's investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Futures contracts: The Fund is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Fund, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Open futures contracts at October 31, 2024 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.
The following is a summary of the location and the Fund's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2024.
Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts: Total distributable earnings (accumulated losses) (A)(B)	$—	$—	$(9,029)	$—	$—	$(9,029)
Total	$—	$—	$(9,029)	$—	$—	$(9,029)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)
Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$131,497	$—	$—	$131,497
Total	$—	$—	$131,497	$—	$—	$131,497

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(9,308)	$—	$—	$(9,308)
Total	$—	$—	$(9,308)	$—	$—	$(9,308)
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2024.
Futures contracts:
Average notional value of contracts — long	$583,482
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
7. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Asset class allocation risk: The Fund’s investment performance is significantly impacted by the Fund’s asset class allocation and reallocation from time to time. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. RISK FACTORS (continued)
has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
Large capitalization companies risk: The Fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the Fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Inflation risk: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase fund losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Fund. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Fund. In certain cases, the Fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. RISK FACTORS (continued)
the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Fund to certain operational and legal risks. The Fund may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 could have an adverse impact on the Fund’s performance and its ability to implement its investment strategies and may increase costs related to the Fund’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused investing risk: To the extent the Fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$112,304,076	100.00%
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Investment management fees: TAM serves as the Funds investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM at an annual rate of 0.48% of daily average net assets.
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class I3	0.63%	March 1, 2025
Class R	1.10	March 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class R	$—	$—	$7,554	$7,554
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$3,635	$321
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
9. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$27,162,436	$10,112,006	$36,645,108	$8,295,856
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization adjustments and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to a portion of the payments made to redeeming shareholders as a distribution for income tax purposes and basis adjustments related to a prior year merger. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$154,276	$(154,276)
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$90,568,464	$34,114,792	$(2,752,476)	$31,362,316
As of October 31, 2024, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2024, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$1,961,358	$—	$1,955,400	$—	$1,721,411	$—	$4,269,020	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$1,228,732	$—	$7,141,326	$—	$—	$(2,328,396)	$31,362,316
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
11. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Balanced II
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Balanced II (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2024, the Fund designated $870,988 of qualified dividend income.
For corporate shareholders, 29% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.
For tax purposes, the Fund has made a long-term capital gain designation of $1,955,400 for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Balanced II (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” collectively the “Sub-Advisory Agreements” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and each of Aegon USA Investment Management, LLC and J.P. Morgan Investment Management, Inc. (each a “Sub-Adviser” and collectively the “Sub-Advisers”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and each Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and each Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

MANAGEMENT AND SUB-ADVISORY AGREEMENT AGREEMENTS — CONTRACT RENEWAL (continued)
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmarks, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class R Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class R Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class R Shares of the Fund was below the benchmark that TAM utilizes to measure performance of the Fund for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s fixed income sub-adviser, AUIM, had commenced sub-advising that portion of the Fund on May 1, 2014 pursuant to its current fixed income investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of two Transamerica Partners funds on September 15, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Balanced, effective as of that date in place of its own historical performance record.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fees and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Balanced II

MANAGEMENT AND SUB-ADVISORY AGREEMENT AGREEMENTS — CONTRACT RENEWAL (continued)
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
With respect to J.P. Morgan Investment Management, Inc. (“J.P. Morgan”), the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and J.P. Morgan, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, for J.P. Morgan, the Board focused on the profitability of TAM and its affiliates with respect to the Fund. With respect to Aegon USA Investment Management, LLC (“AUIM”), the Board noted that information about AUIM’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates, including AUIM, in the aggregate.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Trustees noted that the Fund’s management fee schedule does not contain breakpoints and determined that, based on all of the information provided, breakpoints were not warranted at this time. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that each Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Advisers from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Advisers from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by J.P. Morgan is generally appropriate and in the best interests of the Fund. The Board also noted that J.P. Morgan participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and the shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

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Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978455 TA BAL II 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Bond
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Bond

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Principal	Value
CORPORATE DEBT SECURITIES - 39.4%
Aerospace & Defense - 1.0%
BAE Systems PLC
5.30%, 03/26/2034 (A)	$ 2,914,000	$ 2,948,206
Boeing Co.
5.93%, 05/01/2060	3,648,000	3,402,535
6.53%, 05/01/2034 (A)	4,060,000	4,280,782
6.86%, 05/01/2054 (A)	2,253,000	2,417,194
Embraer Netherlands Finance BV
7.00%, 07/28/2030 (A)	2,343,000	2,482,711
General Electric Co.
4.50%, 03/11/2044	4,559,000	4,054,779
HEICO Corp.
5.35%, 08/01/2033	5,374,000	5,420,486
		25,006,693
Automobile Components - 0.2%
Aptiv PLC/Aptiv Corp.
3.25%, 03/01/2032	2,172,000	1,896,959
ZF North America Capital, Inc.
6.88%, 04/23/2032 (A)	2,236,000	2,187,011
		4,083,970
Automobiles - 0.9%
BMW U.S. Capital LLC
2.80%, 04/11/2026 (A)	2,368,000	2,308,963
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	5,353,000	5,250,393
6.95%, 06/10/2026	5,279,000	5,394,320
General Motors Co.
6.25%, 10/02/2043	3,357,000	3,381,230
Nissan Motor Acceptance Co. LLC
7.05%, 09/15/2028 (A)	4,119,000	4,276,085
Volkswagen Group of America Finance LLC
1.63%, 11/24/2027 (A)	2,690,000	2,424,682
		23,035,673
Banks - 6.3%
Banco Santander SA
Fixed until 03/14/2027, 5.55% (B), 03/14/2028	3,400,000	3,436,300
Bank of America Corp.
Fixed until 03/11/2031, 2.65% (B), 03/11/2032	3,699,000	3,211,599
Fixed until 01/23/2034, 5.47% (B), 01/23/2035	3,481,000	3,534,041
Fixed until 09/15/2028, 5.82% (B), 09/15/2029	10,451,000	10,786,852
Bank of New York Mellon Corp.
Fixed until 07/21/2034, 5.61% (B), 07/21/2039	1,690,000	1,714,665
Barclays PLC
Fixed until 03/12/2054, 6.04% (B), 03/12/2055	916,000	957,761
Fixed until 11/02/2025, 7.33% (B), 11/02/2026	8,466,000	8,642,374
BBVA Bancomer SA
Fixed until 09/13/2029, 5.88% (B), 09/13/2034 (A)	4,265,000	4,033,410
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
BNP Paribas SA
Fixed until 11/17/2027 (A)(C), 9.25% (B)	$ 7,014,000	$ 7,564,773
BPCE SA
4.50%, 03/15/2025 (A)	6,027,000	6,004,498
Citigroup, Inc.
Fixed until 06/11/2034, 5.45% (B), 06/11/2035	2,700,000	2,723,157
Fixed until 05/25/2033, 6.17% (B), 05/25/2034	2,150,000	2,228,139
Goldman Sachs Group, Inc.
Fixed until 10/21/2031, 2.65% (B), 10/21/2032	6,934,000	5,913,637
ING Groep NV
Fixed until 09/11/2033, 6.11% (B), 09/11/2034	2,901,000	3,051,173
Intesa Sanpaolo SpA
Fixed until 11/21/2032, 8.25% (B), 11/21/2033 (A)	4,598,000	5,225,279
JPMorgan Chase & Co.
Fixed until 01/23/2029, 5.01% (B), 01/23/2030	10,150,000	10,189,826
Fixed until 01/23/2034, 5.34% (B), 01/23/2035	5,560,000	5,607,922
Fixed until 04/22/2034, 5.77% (B), 04/22/2035	1,824,000	1,899,003
Lloyds Banking Group PLC
Fixed until 08/11/2032, 4.98% (B), 08/11/2033	2,645,000	2,578,399
Fixed until 01/05/2034, 5.68% (B), 01/05/2035	5,504,000	5,575,725
M&T Bank Corp.
Fixed until 03/13/2031, 6.08% (B), 03/13/2032	2,913,000	3,012,699
Fixed until 10/30/2028, 7.41% (B), 10/30/2029	2,177,000	2,344,080
Morgan Stanley
Fixed until 01/16/2029, 5.17% (B), 01/16/2030	10,622,000	10,712,386
Fixed until 07/19/2034, 5.32% (B), 07/19/2035	7,820,000	7,851,506
PNC Financial Services Group, Inc.
Fixed until 01/22/2034, 5.68% (B), 01/22/2035	915,000	940,135
Fixed until 08/18/2033, 5.94% (B), 08/18/2034	4,278,000	4,484,104
Truist Financial Corp.
Fixed until 01/26/2033, 5.12% (B), 01/26/2034	7,418,000	7,280,112
Fixed until 06/08/2033, 5.87% (B), 06/08/2034	2,187,000	2,249,038
Fixed until 10/30/2028, 7.16% (B), 10/30/2029	1,908,000	2,046,040
UBS Group AG
Fixed until 09/06/2044, 5.38% (B), 09/06/2045 (A)	2,200,000	2,155,614
Fixed until 11/13/2028 (A)(C), 9.25% (B)	4,331,000	4,720,361
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Uzbek Industrial & Construction Bank ATB
8.95%, 07/24/2029 (A)	$ 5,250,000	$ 5,277,116
Wells Fargo & Co.
Fixed until 07/25/2033, 5.56% (B), 07/25/2034	5,925,000	6,026,192
		153,977,916
Beverages - 0.3%
Constellation Brands, Inc.
3.15%, 08/01/2029	1,656,000	1,536,687
3.70%, 12/06/2026	950,000	931,104
Primo Water Holdings, Inc.
4.38%, 04/30/2029 (A)	6,397,000	6,027,107
		8,494,898
Biotechnology - 0.5%
Amgen, Inc.
2.80%, 08/15/2041	2,366,000	1,703,923
5.60%, 03/02/2043	2,632,000	2,634,139
CSL Finance PLC
4.63%, 04/27/2042 (A)	5,169,000	4,682,750
Royalty Pharma PLC
2.20%, 09/02/2030	4,662,000	3,980,690
		13,001,502
Building Products - 0.4%
Builders FirstSource, Inc.
5.00%, 03/01/2030 (A)	859,000	820,211
CRH America Finance, Inc.
3.40%, 05/09/2027 (A)	3,236,000	3,134,269
CRH America, Inc.
3.88%, 05/18/2025 (A)	1,000,000	993,946
Holcim Finance U.S. LLC
4.75%, 09/22/2046 (A)	1,003,000	863,747
Mohawk Industries, Inc.
5.85%, 09/18/2028	3,779,000	3,900,959
		9,713,132
Chemicals - 0.5%
ASP Unifrax Holdings, Inc.
PIK Rate 1.50%, Cash Rate 5.85%, 09/30/2029 (A)(D)	508,500	302,608
Celanese U.S. Holdings LLC
6.70%, 11/15/2033 (E)	3,780,000	4,019,177
Mosaic Co.
4.05%, 11/15/2027	1,703,000	1,669,224
Nutrien Ltd.
4.20%, 04/01/2029	4,470,000	4,368,673
OCP SA
6.75%, 05/02/2034 (A)	2,141,000	2,232,581
		12,592,263
Commercial Services & Supplies - 1.7%
ADT Security Corp.
4.13%, 08/01/2029 (A)	5,252,000	4,910,734
Ambipar Lux SARL
9.88%, 02/06/2031 (A)(E)	3,894,000	3,983,480
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Ashtead Capital, Inc.
5.55%, 05/30/2033 (A)	$ 1,493,000	$ 1,486,886
5.80%, 04/15/2034 (A)	2,064,000	2,091,134
Element Fleet Management Corp.
6.32%, 12/04/2028 (A)	5,370,000	5,618,712
Equifax, Inc.
2.60%, 12/01/2024	3,518,000	3,510,777
5.10%, 12/15/2027	2,876,000	2,901,886
GXO Logistics, Inc.
2.65%, 07/15/2031	6,391,000	5,488,774
6.50%, 05/06/2034	2,614,000	2,713,947
Quanta Services, Inc.
2.90%, 10/01/2030	2,519,000	2,265,969
5.25%, 08/09/2034	2,043,000	2,028,843
Stericycle, Inc.
3.88%, 01/15/2029 (A)	3,008,000	2,955,155
Veralto Corp.
5.45%, 09/18/2033	3,133,000	3,180,372
		43,136,669
Communications Equipment - 1.1%
Axian Telecom
7.38%, 02/16/2027 (A)(E)	682,000	683,982
CommScope LLC
4.75%, 09/01/2029 (A)	5,544,000	4,780,480
T-Mobile USA, Inc.
3.50%, 04/15/2031	3,482,000	3,193,195
3.88%, 04/15/2030	1,749,000	1,661,091
5.15%, 04/15/2034	5,490,000	5,483,858
Verizon Communications, Inc.
1.68%, 10/30/2030	4,291,000	3,568,716
1.75%, 01/20/2031	3,603,000	2,988,018
4.13%, 03/16/2027	2,631,000	2,600,549
Vmed O2 U.K. Financing I PLC
4.75%, 07/15/2031 (A)	2,500,000	2,164,951
		27,124,840
Construction & Engineering - 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co.
4.63%, 08/01/2029 - 04/01/2030 (A)	2,660,000	2,469,276
Century Communities, Inc.
3.88%, 08/15/2029 (A)	2,383,000	2,167,182
6.75%, 06/01/2027	2,138,000	2,149,494
D.R. Horton, Inc.
5.00%, 10/15/2034	3,797,000	3,715,873
IHS Holding Ltd.
5.63%, 11/29/2026 (A)	2,561,000	2,516,721
IHS Netherlands Holdco BV
8.00%, 09/18/2027 (A)	1,975,000	1,973,047
		14,991,593
Consumer Staples Distribution & Retail - 0.6%
7-Eleven, Inc.
1.80%, 02/10/2031 (A)	7,052,000	5,779,503
InRetail Consumer
3.25%, 03/22/2028 (A)	3,042,000	2,819,054
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Staples Distribution & Retail (continued)
Lowe's Cos., Inc.
3.75%, 04/01/2032	$ 5,845,000	$ 5,414,708
		14,013,265
Containers & Packaging - 0.8%
Clydesdale Acquisition Holdings, Inc.
6.63%, 04/15/2029 (A)	3,895,000	3,913,369
Mauser Packaging Solutions Holding Co.
7.88%, 04/15/2027 (A)	2,309,000	2,372,036
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC
4.00%, 10/15/2027 (A)	6,696,000	6,397,956
Sonoco Products Co.
2.25%, 02/01/2027	2,673,000	2,525,528
WRKCo, Inc.
3.90%, 06/01/2028	3,935,000	3,796,548
		19,005,437
Distributors - 0.1%
LKQ Corp.
6.25%, 06/15/2033 (E)	1,980,000	2,047,440
Diversified REITs - 1.2%
GLP Capital LP/GLP Financing II, Inc.
4.00%, 01/15/2030	2,906,000	2,699,388
Safehold GL Holdings LLC
6.10%, 04/01/2034	3,454,000	3,563,240
SBA Tower Trust
1.63%, 05/15/2051 (A)	3,250,000	3,026,764
2.84%, 01/15/2050 (A)	6,998,000	6,966,324
VICI Properties LP
4.95%, 02/15/2030	4,687,000	4,601,777
Weyerhaeuser Co.
4.00%, 04/15/2030	4,037,000	3,866,195
WP Carey, Inc.
5.38%, 06/30/2034	3,638,000	3,650,477
		28,374,165
Electric Utilities - 1.0%
Black Hills Corp.
3.15%, 01/15/2027	2,312,000	2,227,184
Calpine Corp.
3.75%, 03/01/2031 (A)	6,168,000	5,570,355
Chile Electricity Lux MPC II SARL
5.58%, 10/20/2035 (A)	2,156,000	2,143,064
Cleveland Electric Illuminating Co.
3.50%, 04/01/2028 (A)	5,492,000	5,213,519
Duke Energy Corp.
5.00%, 12/08/2027	1,387,000	1,397,402
Investment Energy Resources Ltd.
6.25%, 04/26/2029 (A)	1,200,000	1,158,106
NRG Energy, Inc.
3.38%, 02/15/2029 (A)	598,000	545,244
3.63%, 02/15/2031 (A)	854,000	756,119
6.00%, 02/01/2033 (A)	617,000	614,315
Pacific Gas & Electric Co.
2.50%, 02/01/2031	2,417,000	2,073,688
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Vistra Operations Co. LLC
6.88%, 04/15/2032 (A)	$ 2,201,000	$ 2,275,399
		23,974,395
Electronic Equipment, Instruments & Components - 1.0%
Amphenol Corp.
5.25%, 04/05/2034	4,376,000	4,430,374
Arrow Electronics, Inc.
2.95%, 02/15/2032	4,733,000	4,062,205
5.88%, 04/10/2034	1,946,000	1,970,352
Keysight Technologies, Inc.
4.60%, 04/06/2027	3,564,000	3,563,277
4.95%, 10/15/2034	1,954,000	1,897,270
Sensata Technologies, Inc.
4.38%, 02/15/2030 (A)	2,676,000	2,490,818
Trimble, Inc.
6.10%, 03/15/2033	5,899,000	6,214,158
		24,628,454
Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp.
3.90%, 05/17/2028 (A)	2,142,000	2,087,318
Financial Services - 2.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.45%, 04/03/2026	4,413,000	4,380,323
4.95%, 09/10/2034	2,400,000	2,309,518
American Express Co.
Fixed until 04/25/2029, 5.53% (B), 04/25/2030	4,304,000	4,413,363
Aviation Capital Group LLC
1.95%, 01/30/2026 (A)	2,367,000	2,273,597
3.50%, 11/01/2027 (A)	1,857,000	1,768,505
5.50%, 12/15/2024 (A)	6,174,000	6,173,880
Avolon Holdings Funding Ltd.
5.50%, 01/15/2026 (A)	5,721,000	5,726,483
5.75%, 11/15/2029 (A)	6,489,000	6,589,461
Charles Schwab Corp.
Fixed until 05/19/2033, 5.85% (B), 05/19/2034	7,172,000	7,463,014
HAT Holdings I LLC/HAT Holdings II LLC
3.38%, 06/15/2026 (A)	4,082,000	3,938,753
LPL Holdings, Inc.
4.00%, 03/15/2029 (A)	3,417,000	3,213,062
5.70%, 05/20/2027	2,212,000	2,244,930
Mexico Remittances Funding Fiduciary Estate Management SARL
12.50%, 10/15/2031 (A)	6,194,000	6,207,627
United Wholesale Mortgage LLC
5.50%, 11/15/2025 (A)	4,725,000	4,700,996
		61,403,512
Food Products - 1.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP
4.63%, 01/15/2027 (A)	4,995,000	4,900,561
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
BAT Capital Corp.
6.00%, 02/20/2034	$ 5,220,000	$ 5,401,648
Bunge Ltd. Finance Corp.
4.65%, 09/17/2034	5,154,000	4,945,137
Cargill, Inc.
5.13%, 10/11/2032 (A)	1,886,000	1,921,163
J M Smucker Co.
6.50%, 11/15/2043	2,984,000	3,228,181
Kroger Co.
5.00%, 09/15/2034	3,682,000	3,621,437
Philip Morris International, Inc.
4.25%, 11/10/2044	4,680,000	3,936,239
4.90%, 11/01/2034 (F)	5,567,000	5,432,727
Viterra Finance BV
4.90%, 04/21/2027 (A)	5,125,000	5,103,865
		38,490,958
Health Care Equipment & Supplies - 0.3%
Alcon Finance Corp.
5.75%, 12/06/2052 (A)	739,000	769,406
GE HealthCare Technologies, Inc.
4.80%, 08/14/2029	3,226,000	3,219,964
5.86%, 03/15/2030	2,151,000	2,247,433
Medline Borrower LP
3.88%, 04/01/2029 (A)	1,483,000	1,387,480
5.25%, 10/01/2029 (A)	489,000	473,892
		8,098,175
Health Care Providers & Services - 1.7%
Centene Corp.
3.38%, 02/15/2030	3,202,000	2,871,463
Charles River Laboratories International, Inc.
4.00%, 03/15/2031 (A)	1,839,000	1,643,099
CHS/Community Health Systems, Inc.
5.25%, 05/15/2030 (A)	1,927,000	1,682,394
Cigna Group
2.40%, 03/15/2030	3,248,000	2,861,396
5.25%, 02/15/2034	4,935,000	4,918,999
Elevance Health, Inc.
2.25%, 05/15/2030	2,615,000	2,279,736
HCA, Inc.
5.60%, 04/01/2034	1,103,000	1,110,756
6.00%, 04/01/2054	3,493,000	3,512,107
7.50%, 11/06/2033	3,036,000	3,405,857
Health Care Service Corp. A Mutual Legal Reserve Co.
5.88%, 06/15/2054 (A)	1,694,000	1,699,594
Laboratory Corp. of America Holdings
2.95%, 12/01/2029	2,090,000	1,903,643
4.80%, 10/01/2034	5,011,000	4,826,089
Molina Healthcare, Inc.
4.38%, 06/15/2028 (A)	2,654,000	2,546,628
Tenet Healthcare Corp.
5.13%, 11/01/2027	2,510,000	2,489,703
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
UnitedHealth Group, Inc.
5.20%, 04/15/2063	$ 3,685,000	$ 3,466,594
		41,218,058
Hotel & Resort REITs - 0.1%
Host Hotels & Resorts LP
5.70%, 07/01/2034	2,121,000	2,124,560
Hotels, Restaurants & Leisure - 1.3%
Boyd Gaming Corp.
4.75%, 12/01/2027	849,000	831,648
Boyne USA, Inc.
4.75%, 05/15/2029 (A)(E)	999,000	952,722
Hilton Domestic Operating Co., Inc.
3.75%, 05/01/2029 (A)	4,057,000	3,774,632
Hyatt Hotels Corp.
5.25%, 06/30/2029	3,478,000	3,497,887
Light & Wonder International, Inc.
7.00%, 05/15/2028 (A)	699,000	701,979
7.25%, 11/15/2029 (A)	796,000	813,869
Marriott International, Inc.
2.75%, 10/15/2033 (E)	2,942,000	2,436,118
5.75%, 05/01/2025	360,000	360,954
MGM Resorts International
4.75%, 10/15/2028 (E)	2,761,000	2,668,613
6.13%, 09/15/2029	3,543,000	3,529,923
NCL Corp. Ltd.
5.88%, 03/15/2026 (A)	2,716,000	2,712,603
Royal Caribbean Cruises Ltd.
5.50%, 04/01/2028 (A)	2,263,000	2,262,834
Viking Cruises Ltd.
5.88%, 09/15/2027 (A)	5,420,000	5,388,450
Warnermedia Holdings, Inc.
5.05%, 03/15/2042	3,026,000	2,416,171
		32,348,403
Household Durables - 0.1%
Newell Brands, Inc.
6.38%, 05/15/2030 (F)	1,664,000	1,667,598
Insurance - 1.5%
Allstate Corp.
5.05%, 06/24/2029	7,203,000	7,260,960
5.25%, 03/30/2033	2,258,000	2,279,538
AXA SA
8.60%, 12/15/2030	6,028,000	7,249,064
Cloverie PLC for Zurich Insurance Co. Ltd.
Fixed until 06/24/2026, 5.63% (B), 06/24/2046 (G)	7,890,000	7,888,817
Constellation Insurance, Inc.
6.80%, 01/24/2030 (A)	8,154,000	8,039,470
Corebridge Financial, Inc.
5.75%, 01/15/2034	2,580,000	2,641,556
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Muenchener Rueckversicherungs- Gesellschaft AG
Fixed until 11/23/2031, 5.88% (B), 05/23/2042 (A)	$ 2,400,000	$ 2,458,152
		37,817,557
Internet & Catalog Retail - 0.4%
Expedia Group, Inc.
2.95%, 03/15/2031	282,000	251,204
3.80%, 02/15/2028	2,171,000	2,101,378
Meta Platforms, Inc.
4.80%, 05/15/2030	4,313,000	4,371,734
Uber Technologies, Inc.
4.80%, 09/15/2034	2,056,000	1,995,018
		8,719,334
IT Services - 0.6%
Crowdstrike Holdings, Inc.
3.00%, 02/15/2029	583,000	530,101
Dell International LLC/EMC Corp.
4.85%, 02/01/2035	5,648,000	5,422,126
Gartner, Inc.
4.50%, 07/01/2028 (A)	2,878,000	2,808,385
Hewlett Packard Enterprise Co.
5.00%, 10/15/2034	5,559,000	5,392,798
NCR Voyix Corp.
5.00%, 10/01/2028 (A)(E)	695,000	668,660
5.13%, 04/15/2029 (A)	584,000	559,493
		15,381,563
Machinery - 0.3%
Huntington Ingalls Industries, Inc.
2.04%, 08/16/2028	5,414,000	4,885,412
Ingersoll Rand, Inc.
5.45%, 06/15/2034	3,311,000	3,378,232
		8,263,644
Media - 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital
5.13%, 07/01/2049	4,563,000	3,596,497
Clear Channel Outdoor Holdings, Inc.
7.50%, 06/01/2029 (A)(E)	1,392,000	1,191,522
Comcast Corp.
4.15%, 10/15/2028	6,093,000	5,982,877
CSC Holdings LLC
4.50%, 11/15/2031 (A)(E)	2,454,000	1,798,929
Virgin Media Secured Finance PLC
4.50%, 08/15/2030 (A)	2,800,000	2,452,215
5.50%, 05/15/2029 (A)	5,224,000	4,940,392
		19,962,432
Metals & Mining - 0.5%
ArcelorMittal SA
6.55%, 11/29/2027	5,282,000	5,492,513
Cleveland-Cliffs, Inc.
6.88%, 11/01/2029 (A)	3,041,000	3,057,291
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Glencore Funding LLC
2.63%, 09/23/2031 (A)	$ 5,298,000	$ 4,535,840
Novelis Corp.
3.25%, 11/15/2026 (A)	236,000	227,094
3.88%, 08/15/2031 (A)	236,000	207,250
		13,519,988
Mortgage Real Estate Investment Trusts - 0.4%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
4.25%, 02/01/2027 (A)	8,155,000	7,884,086
Starwood Property Trust, Inc.
6.00%, 04/15/2030 (A)	1,665,000	1,631,970
		9,516,056
Office REITs - 0.1%
COPT Defense Properties LP
2.00%, 01/15/2029	954,000	836,633
2.25%, 03/15/2026	2,132,000	2,050,569
		2,887,202
Oil, Gas & Consumable Fuels - 4.3%
Boardwalk Pipelines LP
3.40%, 02/15/2031	5,475,000	4,939,735
Cheniere Energy Partners LP
4.00%, 03/01/2031	6,304,000	5,823,381
4.50%, 10/01/2029	3,372,000	3,253,217
Chevron USA, Inc.
3.25%, 10/15/2029	2,186,000	2,072,479
Diamondback Energy, Inc.
5.15%, 01/30/2030	4,290,000	4,314,439
Ecopetrol SA
7.75%, 02/01/2032	2,195,000	2,139,768
8.38%, 01/19/2036	2,500,000	2,443,090
Enbridge, Inc.
5.63%, 04/05/2034	6,009,000	6,103,359
Energy Transfer LP
6.00%, 06/15/2048	5,673,000	5,601,095
EQM Midstream Partners LP
6.38%, 04/01/2029 (A)	1,161,000	1,178,944
Expand Energy Corp.
5.38%, 03/15/2030	1,712,000	1,685,773
Exxon Mobil Corp.
3.04%, 03/01/2026	3,001,000	2,947,256
Greensaif Pipelines Bidco SARL
5.85%, 02/23/2036 (A)	1,920,000	1,922,039
Hess Midstream Operations LP
6.50%, 06/01/2029 (A)	1,934,000	1,966,019
Murphy Oil Corp.
6.00%, 10/01/2032	2,493,000	2,400,576
NuStar Logistics LP
5.63%, 04/28/2027	3,036,000	3,012,125
5.75%, 10/01/2025	950,000	948,601
6.00%, 06/01/2026	350,000	350,283
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.
5.20%, 08/01/2029	$ 2,339,000	$ 2,328,593
5.55%, 03/15/2026	9,850,000	9,908,976
ONEOK Partners LP
4.90%, 03/15/2025	1,398,000	1,397,517
ONEOK, Inc.
6.10%, 11/15/2032	5,424,000	5,707,319
Ovintiv, Inc.
6.25%, 07/15/2033	3,716,000	3,832,591
Petroleos Mexicanos
6.50%, 01/23/2029	3,507,000	3,300,513
6.84%, 01/23/2030	2,838,000	2,620,051
6.88%, 10/16/2025	2,440,000	2,446,383
7.69%, 01/23/2050	1,593,000	1,238,120
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/2029	2,109,000	1,964,754
Sabine Pass Liquefaction LLC
5.90%, 09/15/2037	3,240,000	3,370,123
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.00%, 01/15/2032	1,777,000	1,628,184
Venture Global LNG, Inc.
9.50%, 02/01/2029 (A)	4,963,000	5,484,562
Vital Energy, Inc.
7.75%, 07/31/2029 (A)(E)	2,937,000	2,881,764
Western Midstream Operating LP
6.15%, 04/01/2033	3,428,000	3,541,700
YPF SA
9.50%, 01/17/2031 (A)	1,063,000	1,121,063
		105,874,392
Passenger Airlines - 0.2%
American Airlines Pass-Through Trust
3.15%, 08/15/2033	1,603,924	1,469,528
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.75%, 10/20/2028 (A)	2,572,000	2,542,165
United Airlines Pass-Through Trust
3.75%, 03/03/2028	1,270,738	1,248,066
		5,259,759
Personal Care Products - 0.2%
Kenvue, Inc.
5.00%, 03/22/2030	5,247,000	5,330,119
Pharmaceuticals - 1.2%
AbbVie, Inc.
5.05%, 03/15/2034	4,411,000	4,450,767
Bausch Health Cos., Inc.
5.00%, 02/15/2029 (A)	970,000	557,750
5.25%, 01/30/2030 - 02/15/2031 (A)	3,724,000	2,042,210
6.25%, 02/15/2029 (A)(E)	520,000	322,440
7.00%, 01/15/2028 (A)	617,000	416,475
Bayer U.S. Finance II LLC
4.38%, 12/15/2028 (A)	1,959,000	1,892,689
Bristol-Myers Squibb Co.
5.65%, 02/22/2064	1,790,000	1,801,700
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Cardinal Health, Inc.
5.45%, 02/15/2034	$ 2,751,000	$ 2,800,697
CVS Health Corp.
5.25%, 01/30/2031	1,910,000	1,899,823
6.00%, 06/01/2044	3,471,000	3,401,051
Merck & Co., Inc.
5.00%, 05/17/2053	3,721,000	3,550,346
Organon & Co./Organon Foreign Debt Co- Issuer BV
6.75%, 05/15/2034 (A)(E)	1,876,000	1,879,616
Pfizer Investment Enterprises Pte. Ltd.
5.11%, 05/19/2043	3,181,000	3,085,584
Viatris, Inc.
2.30%, 06/22/2027	1,463,000	1,364,279
		29,465,427
Residential REITs - 0.2%
American Homes 4 Rent LP
5.50%, 02/01/2034	4,595,000	4,624,511
Semiconductors & Semiconductor Equipment - 1.2%
Advanced Micro Devices, Inc.
3.92%, 06/01/2032	4,082,000	3,851,158
Broadcom, Inc.
3.14%, 11/15/2035 (A)	6,474,000	5,318,583
Foundry JV Holdco LLC
5.88%, 01/25/2034 (A)	4,889,000	4,848,903
KLA Corp.
4.65%, 07/15/2032	3,491,000	3,463,756
Microchip Technology, Inc.
5.05%, 03/15/2029	4,184,000	4,198,984
Micron Technology, Inc.
5.30%, 01/15/2031	5,429,000	5,469,096
QUALCOMM, Inc.
3.25%, 05/20/2050	1,760,000	1,249,168
		28,399,648
Software - 1.2%
Cadence Design Systems, Inc.
4.70%, 09/10/2034	2,656,000	2,587,474
Fiserv, Inc.
5.45%, 03/02/2028	4,012,000	4,095,493
Infor, Inc.
1.75%, 07/15/2025 (A)	2,914,000	2,838,486
Intuit, Inc.
5.50%, 09/15/2053	1,467,000	1,498,854
Oracle Corp.
3.65%, 03/25/2041	2,973,000	2,355,461
4.70%, 09/27/2034	4,212,000	4,048,779
6.90%, 11/09/2052	3,383,000	3,894,895
Roper Technologies, Inc.
4.90%, 10/15/2034	3,800,000	3,712,627
Take-Two Interactive Software, Inc.
3.55%, 04/14/2025	4,530,000	4,501,108
		29,533,177
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Specialized REITs - 0.2%
Iron Mountain, Inc.
5.25%, 03/15/2028 (A)	$ 5,152,000	$ 5,059,075
Transportation Infrastructure - 0.2%
MV24 Capital BV
6.75%, 06/01/2034 (A)	2,975,832	2,888,179
United Parcel Service, Inc.
5.15%, 05/22/2034 (E)	2,738,000	2,780,938
		5,669,117
Total Corporate Debt Securities (Cost $982,651,163)		969,923,888
U.S. GOVERNMENT OBLIGATIONS - 27.9%
U.S. Treasury - 27.7%
U.S. Treasury Bonds
1.25%, 05/15/2050	53,629,000	26,975,806
2.00%, 02/15/2050	19,355,000	11,879,887
2.25%, 05/15/2041 - 08/15/2046	41,069,000	29,453,597
2.38%, 02/15/2042	54,959,000	40,491,472
2.50%, 05/15/2046	9,450,000	6,709,869
2.75%, 08/15/2042 - 11/15/2047	49,414,000	37,471,162
2.88%, 11/15/2046 - 05/15/2049	11,765,000	8,832,062
3.00%, 08/15/2048	5,566,000	4,260,816
3.25%, 05/15/2042	2,636,000	2,218,874
3.50%, 02/15/2039	32,666,000	29,630,359
3.63%, 05/15/2053	5,009,000	4,305,979
3.88%, 02/15/2043	9,253,000	8,462,158
4.13%, 08/15/2044 (E)	7,354,000	6,907,015
4.13%, 08/15/2053	3,704,000	3,483,496
4.25%, 05/15/2039 - 08/15/2054	39,838,000	38,738,961
4.50%, 02/15/2044	22,469,000	22,230,267
4.63%, 05/15/2044 - 05/15/2054	18,128,000	18,335,162
4.75%, 11/15/2043 - 11/15/2053	42,532,000	43,875,205
U.S. Treasury Bonds, Principal Only STRIPS
Zero Coupon, 08/15/2052	66,326,000	19,502,137
U.S. Treasury Notes
0.63%, 05/15/2030	24,562,000	20,266,528
1.13%, 02/15/2031	25,309,000	21,083,583
1.25%, 08/15/2031	29,287,000	24,178,935
1.38%, 11/15/2031	41,669,000	34,469,704
1.63%, 05/15/2031	30,912,000	26,364,555
1.88%, 02/15/2032	1,063,400	906,590
2.75%, 08/15/2032	8,876,500	7,999,599
2.88%, 05/15/2032	7,840,000	7,150,019
3.38%, 05/15/2033	14,163,300	13,266,475
3.50%, 09/30/2026 - 02/15/2033	47,276,300	45,875,178
3.63%, 08/31/2029	2,654,000	2,593,248
3.75%, 12/31/2028 - 08/31/2031	27,688,000	27,054,252
3.88%, 09/30/2029 - 08/15/2034	18,631,000	18,137,561
4.00%, 01/31/2029	10,381,000	10,312,064
4.13%, 11/15/2032	22,589,200	22,418,899
4.25%, 02/28/2031	18,619,000	18,653,183
4.38%, 11/30/2028 - 05/15/2034	7,872,000	7,930,847
	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Notes (continued)
4.50%, 05/31/2029 - 11/15/2033	$ 5,064,000	$ 5,141,033
4.63%, 04/30/2029	4,542,000	4,627,340
		682,193,877
U.S. Treasury Inflation-Protected Securities - 0.2%
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 07/15/2030	5,865,010	5,347,128
		5,347,128
Total U.S. Government Obligations (Cost $737,881,792)		687,541,005
ASSET-BACKED SECURITIES - 11.5%
321 Henderson Receivables VI LLC
Series 2010-1A, Class A, 5.56%, 07/15/2059 (A)	496,663	496,715
Accelerated LLC
Series 2021-1H, Class B, 1.90%, 10/20/2040 (A)	1,802,168	1,651,830
Series 2021-1H, Class D, 3.58%, 10/20/2040 (A)	1,079,337	937,639
ACM Auto Trust
Series 2023-2A, Class A, 7.97%, 06/20/2030 (A)	776,765	781,414
Anchorage Capital CLO 16 Ltd.
Series 2020-16A, Class CR, 3-Month Term SOFR + 2.66%, 7.28% (B), 01/19/2035 (A)	2,700,000	2,708,540
Anchorage Capital CLO 25 Ltd.
Series 2022-25A, Class C, 3-Month Term SOFR + 2.35%, 6.97% (B), 04/20/2035 (A)	4,400,000	4,400,686
Aqua Finance Trust
Series 2021-A, Class A, 1.54%, 07/17/2046 (A)	1,424,427	1,300,230
Avis Budget Rental Car Funding AESOP LLC
Series 2023-7A, Class A, 5.90%, 08/21/2028 (A)	4,255,000	4,340,116
Series 2024-1A, Class A, 5.36%, 06/20/2030 (A)	6,610,000	6,681,623
Battalion CLO XVI Ltd.
Series 2019-16A, Class CR, 3-Month Term SOFR + 2.51%, 7.13% (B), 12/19/2032 (A)	3,100,000	3,101,795
Battalion CLO XXI Ltd.
Series 2021-21A, Class A, 3-Month Term SOFR + 1.44%, 6.10% (B), 07/15/2034 (A)	3,680,000	3,682,495
BXG Receivables Note Trust
Series 2020-A, Class A, 1.55%, 02/28/2036 (A)	649,077	601,481
Series 2023-A, Class A, 5.77%, 11/15/2038 (A)	2,780,204	2,809,660
Capital Automotive REIT
Series 2024-3A, Class A1, 4.40%, 10/15/2054 (A)	11,631,100	11,101,800
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
ASSET-BACKED SECURITIES (continued)
CARS-DB5 LP
Series 2021-1A, Class A3, 1.92%, 08/15/2051 (A)	$ 4,083,092	$ 3,822,198
CARS-DB7 LP
Series 2023-1A, Class A1, 5.75%, 09/15/2053 (A)	3,826,667	3,844,842
Countrywide Asset-Backed Certificates
Series 2002-S3, Class A5, 4.93% (B), 05/25/2032	6,692	5,905
DataBank Issuer LLC
Series 2021-1A, Class A2, 2.06%, 02/27/2051 (A)	4,727,000	4,500,002
Diameter Capital CLO 1 Ltd.
Series 2021-1A, Class A1R, 3-Month Term SOFR + 1.39%, 6.02% (B), 10/15/2037 (A)	3,250,000	3,250,562
Diamond Infrastructure Funding LLC
Series 2021-1A, Class A, 1.76%, 04/15/2049 (A)	3,375,000	3,123,799
Drive Auto Receivables Trust
Series 2024-1, Class C, 5.43%, 11/17/2031	8,500,000	8,542,879
Series 2024-2, Class C, 4.67%, 05/17/2032	5,700,000	5,635,624
Dryden 80 CLO Ltd.
Series 2019-80A, Class AR, 3-Month Term SOFR + 1.25%, 5.90% (B), 01/17/2033 (A)	3,500,000	3,505,177
First National Master Note Trust
Series 2023-1, Class A, 5.13%, 04/15/2029	14,450,000	14,532,700
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A, 1.93%, 07/20/2048 (A)	2,308,216	1,807,859
Series 2021-5CS, Class A, 2.31%, 10/20/2048 (A)	2,567,294	2,057,620
Series 2022-1GS, Class A, 2.70%, 01/20/2049 (A)	4,704,984	3,968,666
Series 2022-3CS, Class A, 4.95%, 07/20/2049 (A)	2,613,520	2,504,403
GSAA Home Equity Trust
Series 2006-1, Class A3, 1-Month Term SOFR + 0.77%, 5.51% (B), 01/25/2036	869,402	362,650
Hertz Vehicle Financing III LLC
Series 2023-3A, Class A, 5.94%, 02/25/2028 (A)	6,630,000	6,728,544
Hertz Vehicle Financing III LP
Series 2021-2A, Class B, 2.12%, 12/27/2027 (A)	6,890,000	6,421,926
Hilton Grand Vacations Trust
Series 2018-AA, Class C, 4.00%, 02/25/2032 (A)	220,310	217,917
Series 2023-1A, Class A, 5.72%, 01/25/2038 (A)	2,023,667	2,047,807
Series 2024-1B, Class B, 5.99%, 09/15/2039 (A)	1,085,262	1,085,976
Series 2024-1B, Class C, 6.62%, 09/15/2039 (A)	659,195	661,269
	Principal	Value
ASSET-BACKED SECURITIES (continued)
Hilton Grand Vacations Trust (continued)
Series 2024-2A, Class A, 5.50%, 03/25/2038 (A)	$ 3,062,302	$ 3,084,697
Series 2024-3A, Class A, 4.98%, 08/27/2040 (A)(F)	9,000,000	8,987,038
Series 2024-3A, Class C, 5.71%, 08/27/2040 (A)(F)	5,750,000	5,741,284
HINNT LLC
Series 2024-A, Class A, 5.49%, 03/15/2043 (A)	1,956,231	1,969,434
Series 2024-A, Class B, 5.84%, 03/15/2043 (A)	2,247,585	2,262,362
Series 2024-A, Class C, 6.32%, 03/15/2043 (A)	2,505,641	2,521,415
ICG U.S. CLO Ltd.
Series 2014-1A, Class A1A2, 3-Month Term SOFR + 1.46%, 6.08% (B), 10/20/2034 (A)	6,500,000	6,507,449
Series 2021-1A, Class A1R, 3-Month Term SOFR + 1.27%, 5.92% (B), 04/17/2034 (A)	4,500,000	4,504,055
JG Wentworth XXI LLC
Series 2010-2A, Class A, 4.07%, 01/15/2048 (A)	176,451	174,177
JGWPT XXIII LLC
Series 2011-1A, Class A, 4.70%, 10/15/2056 (A)	922,256	898,444
KKR CLO 15 Ltd.
Series 15, Class A1R2, 3-Month Term SOFR + 1.10%, 5.73% (B), 01/18/2032 (A)	6,453,801	6,455,040
MVW LLC
Series 2019-2A, Class B, 2.44%, 10/20/2038 (A)	323,315	312,904
Series 2020-1A, Class A, 1.74%, 10/20/2037 (A)	640,769	613,434
Series 2021-1WA, Class A, 1.14%, 01/22/2041 (A)	2,201,570	2,085,594
Series 2021-1WA, Class C, 1.94%, 01/22/2041 (A)	1,751,116	1,661,856
Series 2023-1A, Class A, 4.93%, 10/20/2040 (A)	3,242,621	3,229,696
Series 2023-2A, Class A, 6.18%, 11/20/2040 (A)	3,090,921	3,152,365
Series 2024-1A, Class B, 5.51%, 02/20/2043 (A)	3,487,405	3,506,044
Series 2024-2A, Class A, 4.43%, 03/20/2042 (A)	2,200,000	2,158,156
Series 2024-2A, Class C, 4.92%, 03/20/2042 (A)	7,000,000	6,854,701
MVW Owner Trust
Series 2019-1A, Class A, 2.89%, 11/20/2036 (A)	532,644	526,152
Octagon 54 Ltd.
Series 2021-1A, Class A1, 3-Month Term SOFR + 1.38%, 6.04% (B), 07/15/2034 (A)	2,750,000	2,752,417
OZLM XIX Ltd.
Series 2017-19A, Class A1RR, 3-Month Term SOFR + 1.35%, 6.01% (B), 01/15/2035 (A)	10,000,000	10,009,310
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
ASSET-BACKED SECURITIES (continued)
Pikes Peak CLO 4
Series 2019-4A, Class ARR, 3-Month Term SOFR + 1.21%, 5.87% (B), 07/15/2034 (A)	$ 4,395,000	$ 4,395,378
Retained Vantage Data Centers Issuer LLC
Series 2024-1A, Class A2, 4.99%, 09/15/2049 (A)	8,500,000	8,220,385
Santander Drive Auto Receivables Trust
Series 2021-1, Class D, 1.13%, 11/16/2026	1,719,143	1,706,304
Series 2021-2, Class D, 1.35%, 07/15/2027	3,481,397	3,435,446
Series 2021-4, Class C, 1.26%, 02/16/2027	637,648	636,637
Series 2023-5, Class A2, 6.31%, 07/15/2027	1,492,695	1,496,527
Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class A, 1.33%, 07/20/2037 (A)	96,732	94,798
Series 2020-2A, Class B, 2.32%, 07/20/2037 (A)	469,745	460,768
Series 2021-1A, Class C, 1.79%, 11/20/2037 (A)	940,610	905,702
Series 2021-1A, Class D, 3.17%, 11/20/2037 (A)	651,924	627,442
Series 2023-1A, Class A, 5.20%, 01/20/2040 (A)	2,454,506	2,448,043
Series 2023-2A, Class A, 5.80%, 04/20/2040 (A)	1,615,944	1,615,462
Series 2023-3A, Class A, 6.10%, 09/20/2040 (A)	3,508,266	3,574,246
Series 2024-1A, Class C, 5.94%, 01/20/2043 (A)	1,497,333	1,490,124
Series 2024-2A, Class C, 5.83%, 06/20/2041 (A)	3,233,458	3,198,686
Series 2024-3A, Class A, 4.83%, 08/20/2041 (A)	5,100,000	5,065,057
Series 2024-3A, Class C, 5.32%, 08/20/2041 (A)	6,340,000	6,298,885
Sound Point CLO XVI Ltd.
Series 2017-2A, Class AR, 3-Month Term SOFR + 1.24%, 5.87% (B), 07/25/2030 (A)	1,013,270	1,013,270
STORE Master Funding I LLC
Series 2015-1A, Class A2, 4.17%, 04/20/2045 (A)	1,023,937	1,016,036
Sunnova Helios V Issuer LLC
Series 2021-A, Class A, 1.80%, 02/20/2048 (A)	2,116,801	1,569,655
Symphony CLO XVIII Ltd.
Series 2016-18A, Class A1R3, 3-Month Term SOFR + 1.10%, 5.73% (B), 07/23/2033 (A)	4,960,299	4,972,154
Vantage Data Centers Issuer LLC
Series 2020-1A, Class A2, 1.65%, 09/15/2045 (A)	5,085,000	4,927,786
	Principal	Value
ASSET-BACKED SECURITIES (continued)
Venture 38 CLO Ltd.
Series 2019-38A, Class A1R, 3-Month Term SOFR + 1.42%, 6.01% (B), 07/30/2032 (A)	$ 6,450,000	$ 6,457,908
Venture 43 CLO Ltd.
Series 2021-43A, Class A1R, 3-Month Term SOFR + 1.35%, 6.01% (B), 04/15/2034 (A)	3,000,000	2,999,913
Veridian Auto Receivables Trust
Series 2023-1A, Class A2, 5.97%, 08/17/2026 (A)	686,325	687,164
Welk Resorts LLC
Series 2019-AA, Class A, 2.80%, 06/15/2038 (A)	319,078	307,580
Wellfleet CLO Ltd.
Series 2015-1A, Class BR4, 3-Month Term SOFR + 1.81%, 6.43% (B), 07/20/2029 (A)	638,613	640,193
Series 2017-2A, Class A2R, 3-Month Term SOFR + 1.88%, 6.50% (B), 10/20/2029 (A)	1,996,479	1,998,198
Series 2019-1A, Class BR, 3-Month Term SOFR + 2.61%, 7.23% (B), 07/20/2032 (A)	5,000,000	5,003,820
Westlake Automobile Receivables Trust
Series 2022-3A, Class B, 5.99%, 12/15/2027 (A)	3,525,000	3,538,334
Total Asset-Backed Securities (Cost $287,505,022)		283,994,274
MORTGAGE-BACKED SECURITIES - 9.8%
20 Times Square Trust
Series 2018-20TS, Class C, 3.10% (B), 05/15/2035 (A)	2,550,000	2,154,750
280 Park Avenue Mortgage Trust
Series 2017-280P, Class E, 1-Month Term SOFR + 2.42%, 7.24% (B), 09/15/2034 (A)	4,630,000	4,299,110
Alternative Loan Trust
Series 2005-14, Class 4A1, 1-Month Term SOFR + 0.55%, 5.29% (B), 05/25/2035	468,461	425,980
Series 2006-OC1, Class 2A3A, 1-Month Term SOFR + 0.75%, 5.49% (B), 03/25/2036	742,452	690,868
American Home Mortgage Assets Trust
Series 2007-2, Class A1, 1-Month Term SOFR + 0.24%, 4.98% (B), 03/25/2047	230,097	199,674
BAMLL Commercial Mortgage Securities Trust
Series 2019-BPR, Class BNM, 3.47%, 11/05/2032 (A)	5,000,000	4,310,456
Series 2019-BPR, Class CNM, 3.72% (B), 11/05/2032 (A)	3,970,000	2,886,733
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BBCMS Mortgage Trust
Series 2018-TALL, Class C, 1-Month Term SOFR + 1.32%, 6.12% (B), 03/15/2037 (A)	$ 7,065,000	$ 6,075,900
Series 2018-TALL, Class E, 1-Month Term SOFR + 2.63%, 7.44% (B), 03/15/2037 (A)	850,000	646,000
BRAVO Residential Funding Trust
Series 2024-NQM2, Class A1, 6.29% (B), 02/25/2064 (A)	9,041,644	9,105,758
Series 2024-NQM3, Class A1, 6.19% (B), 03/25/2064 (A)	1,259,415	1,267,396
Series 2024-NQM7, Class A1, 5.55% (B), 10/27/2064 (A)	3,200,000	3,198,327
BXP Trust
Series 2017-CQHP, Class D, 1-Month Term SOFR + 2.05%, 6.85% (B), 11/15/2034 (A)	1,825,000	466,780
CHL Mortgage Pass-Through Trust
Series 2005-11, Class 4A1, 1-Month Term SOFR + 0.38%, 5.12% (B), 04/25/2035	71,521	67,215
Series 2006-3, Class 3A1, 1-Month Term SOFR + 0.61%, 5.35% (B), 02/25/2036	1,257,798	1,091,174
CIM Trust
Series 2021-R6, Class A1, 1.43% (B), 07/25/2061 (A)	4,466,510	3,911,323
Citigroup Mortgage Loan Trust, Inc.
Series 2014-A, Class A, 4.00% (B), 01/25/2035 (A)	29,082	27,889
Series 2015-PS1, Class A1, 3.75% (B), 09/25/2042 (A)	174,085	161,711
COLT Mortgage Loan Trust
Series 2024-1, Class A1, 5.84% (B), 02/25/2069 (A)	5,996,125	6,009,162
Series 2024-2, Class A1, 6.13% (B), 04/25/2069 (A)	3,321,971	3,341,284
Series 2024-3, Class A1, 6.39% (B), 06/25/2069 (A)	10,321,654	10,414,514
Series 2024-4, Class A1, 5.95% (B), 07/25/2069 (A)	5,749,182	5,774,944
Series 2024-5, Class A1, 5.12% (B), 08/25/2069 (A)	11,971,992	11,885,318
CORE Mortgage Trust
Series 2019-CORE, Class C, 1-Month Term SOFR + 1.35%, 6.15% (B), 12/15/2031 (A)	2,295,200	2,181,231
CSMC Trust
Series 2020-RPL4, Class A1, 2.00% (B), 01/25/2060 (A)	10,308,723	9,113,441
Series 2021-RPL2, Class A1A, 1.11% (B), 01/25/2060 (A)	4,942,886	4,120,855
Series 2021-RPL3, Class A1, 2.00% (B), 01/25/2060 (A)	3,028,981	2,630,903
Series 2021-RPL6, Class A1, 2.00% (B), 10/25/2060 (A)	3,284,389	2,922,132
Fontainebleau Miami Beach Trust
Series 2019-FBLU, Class D, 3.96% (B), 12/10/2036 (A)	7,902,000	7,823,196
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
GCAT Trust
Series 2023-NQM1, Class A1, 6.01% (B), 01/25/2059 (A)	$ 2,479,190	$ 2,485,771
GSR Mortgage Loan Trust
Series 2007-OA1, Class 2A1, 1-Month Term SOFR + 0.24%, 4.98% (B), 05/25/2037	140,174	63,224
ILPT Trust
Series 2019-SURF, Class C, 4.29% (B), 02/11/2041 (A)	1,930,000	1,792,926
IndyMac INDX Mortgage Loan Trust
Series 2007-AR15, Class 2A1, 3.48% (B), 08/25/2037	526,707	368,674
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2020-ACE, Class A, 3.29%, 01/10/2037 (A)	5,000,000	4,970,728
Series 2020-NNN, Class CFX, 3.27%, 01/16/2037 (A)	2,675,000	1,785,860
Merrill Lynch Mortgage Investors Trust
Series 2006-A1, Class 1A1, 4.95% (B), 03/25/2036	666,481	395,877
MetLife Securitization Trust
Series 2019-1A, Class A1A, 3.75% (B), 04/25/2058 (A)	279,052	272,868
MFA Trust
Series 2021-RPL1, Class A1, 1.13% (B), 07/25/2060 (A)	2,872,343	2,563,659
Mill City Mortgage Loan Trust
Series 2019-1, Class A1, 3.25% (B), 10/25/2069 (A)	2,950,356	2,851,968
New Residential Mortgage Loan Trust
Series 2016-2A, Class A1, 3.75% (B), 11/26/2035 (A)	245,187	232,759
Series 2017-1A, Class A1, 4.00% (B), 02/25/2057 (A)	1,226,756	1,173,328
Series 2017-2A, Class A3, 4.00% (B), 03/25/2057 (A)	4,185,150	3,979,422
Series 2017-3A, Class A1, 4.00% (B), 04/25/2057 (A)	412,166	394,758
Series 2018-2A, Class A1, 4.50% (B), 02/25/2058 (A)	257,913	250,075
Series 2018-RPL1, Class A1, 3.50% (B), 12/25/2057 (A)	2,242,900	2,153,772
Series 2019-2A, Class A1, 4.25% (B), 12/25/2057 (A)	1,047,615	1,011,183
Series 2019-3A, Class A1A, 3.75% (B), 11/25/2058 (A)	3,098,000	2,916,018
Series 2019-4A, Class A1B, 3.50% (B), 12/25/2058 (A)	3,570,727	3,308,756
Series 2019-5A, Class A1B, 3.50% (B), 08/25/2059 (A)	4,032,225	3,723,034
Series 2019-6A, Class A1B, 3.50% (B), 09/25/2059 (A)	2,880,394	2,689,996
Series 2019-RPL2, Class A1, 3.25% (B), 02/25/2059 (A)	2,323,672	2,224,355
Series 2020-1A, Class A1B, 3.50% (B), 10/25/2059 (A)	3,801,453	3,513,067
OBX Trust
Series 2023-NQM4, Class A1, 6.11% (B), 03/25/2063 (A)	8,696,008	8,718,638
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
OBX Trust (continued)
Series 2024-NQM14, Class A1, 4.94% (B), 09/25/2064 (A)	$ 6,266,653	$ 6,192,732
Series 2024-NQM3, Class A1, 6.13% (B), 12/25/2063 (A)	8,355,036	8,409,400
Series 2024-NQM4, Class A1, 6.07% (B), 01/25/2064 (A)	1,570,697	1,578,730
Series 2024-NQM5, Class A1, 5.99% (B), 01/25/2064 (A)	1,927,854	1,935,772
Series 2024-NQM6, Class A1, 6.45% (B), 02/25/2064 (A)	3,912,464	3,949,471
Series 2024-NQM8, Class A1, 6.23% (B), 05/25/2064 (A)	5,897,837	5,942,631
RALI Trust
Series 2006-QO1, Class 3A1, 1-Month Term SOFR + 0.65%, 5.39% (B), 02/25/2046	2,139,769	882,856
Series 2007-QH5, Class AI1, 1-Month Term SOFR + 0.53%, 5.27% (B), 06/25/2037	96,018	59,409
Residential Asset Securitization Trust
Series 2004-A4, Class A11, 5.50%, 08/25/2034	1,241,484	1,204,277
Towd Point Mortgage Trust
Series 2017-3, Class A1, 2.75% (B), 07/25/2057 (A)	47,567	47,150
Series 2017-4, Class A1, 2.75% (B), 06/25/2057 (A)	1,202,897	1,162,712
Series 2017-6, Class A1, 2.75% (B), 10/25/2057 (A)	5,159,545	5,020,134
Series 2018-2, Class A1, 3.25% (B), 03/25/2058 (A)	834,231	816,626
Series 2018-4, Class A1, 3.00% (B), 06/25/2058 (A)	2,708,899	2,523,717
Series 2018-5, Class A1A, 3.25% (B), 07/25/2058 (A)	560,457	549,115
Series 2019-1, Class A1, 3.75% (B), 03/25/2058 (A)	5,390,445	5,182,974
Series 2019-4, Class A1, 2.90% (B), 10/25/2059 (A)	1,188,934	1,127,350
Series 2020-4, Class A1, 1.75%, 10/25/2060 (A)	8,835,443	7,891,830
Series 2022-1, Class A1, 3.75% (B), 07/25/2062 (A)	3,541,076	3,295,896
Series 2023-1, Class A1, 3.75%, 01/25/2063 (A)	6,983,073	6,628,514
VEGAS Trust
5.52%, 11/10/2039 (A)(F)	5,000,000	4,999,995
Verus Securitization Trust
Series 2024-7, Class A1, 5.10% (B), 09/25/2069 (A)	10,329,863	10,253,023
Total Mortgage-Backed Securities (Cost $253,174,958)		240,699,054
U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.3%
Federal Home Loan Mortgage Corp.
5.50%, 04/01/2053 - 07/01/2053	20,841,794	20,646,783
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
3.19%, 07/25/2027	5,857,000	5,658,335
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Interest Only STRIPS
5.00%, 08/01/2035	$ 293,060	$ 40,470
Federal National Mortgage Association
4.50%, 08/01/2052	6,794,102	6,465,547
5.00%, 03/01/2053 - 02/01/2054	31,271,547	30,435,390
5.50%, 03/01/2053	7,458,532	7,407,148
6.00%, 06/01/2054	10,205,687	10,281,097
Tennessee Valley Authority
4.38%, 08/01/2034	3,882,000	3,819,971
Uniform Mortgage-Backed Security, TBA
2.00%, 11/01/2054 (F)	68,348,000	54,231,304
2.50%, 11/01/2054 (F)	36,627,000	30,323,620
5.50%, 11/01/2054 (F)	59,458,000	58,873,278
Total U.S. Government Agency Obligations (Cost $232,324,443)		228,182,943
FOREIGN GOVERNMENT OBLIGATIONS - 0.8%
Colombia - 0.1%
Colombia Government International Bonds
3.13%, 04/15/2031	1,792,000	1,427,339
Cote d'Ivoire - 0.2%
Ivory Coast Government International Bonds
8.25%, 01/30/2037 (A)	5,813,000	5,786,132
Dominican Republic - 0.2%
Dominican Republic International Bonds
4.88%, 09/23/2032 (A)	782,000	714,484
6.60%, 06/01/2036 (A)	5,006,000	5,083,624
		5,798,108
Ecuador - 0.0% (H)
Ecuador Government International Bonds
Zero Coupon, 07/31/2030 (A)	119,808	65,277
5.00% (I), 07/31/2040 (A)	435,840	221,030
5.50% (I), 07/31/2035 (A)	950,976	524,707
		811,014
Serbia - 0.2%
Serbia International Bonds
6.00%, 06/12/2034 (A)	3,592,000	3,602,700
Uzbekistan - 0.1%
Republic of Uzbekistan International Bonds
3.90%, 10/19/2031 (A)	3,049,000	2,540,579
Total Foreign Government Obligations (Cost $20,612,322)		19,965,872
LOAN ASSIGNMENTS - 0.2%
Commercial Services & Supplies - 0.1%
Spin Holdco, Inc. Term Loan, 3-Month Term SOFR + 4.00%, 9.26% (B), 03/04/2028	2,921,006	2,523,749
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
LOAN ASSIGNMENTS (continued)
Software - 0.1%
Rackspace Finance LLC 1st Lien Term Loan, 1-Month Term SOFR + 6.25%, 11.18% (B), 05/15/2028	$ 928,891	$ 942,824
Total Loan Assignments (Cost $3,806,428)		3,466,573
COMMERCIAL PAPER - 1.5%
Banks - 1.0%
BNP Paribas SA
5.09% (J), 02/04/2025	500,000	493,903
DBS Bank Ltd.
5.05% (J), 02/10/2025 (A)	8,300,000	8,191,297
HSBC USA, Inc.
5.49% (J), 02/07/2025 (A)	1,200,000	1,184,336
Korea Development Bank
5.47% (J), 01/08/2025	731,000	724,493
Lloyds Bank PLC
4.51% (J), 03/05/2025	1,400,000	1,377,740
Svenska Handelsbanken AB
4.94% (J), 03/03/2025 (A)	11,000,000	10,829,086
Westpac Securities NZ Ltd.
5.45% (J), 11/15/2024 (A)	2,000,000	1,996,010
		24,796,865
Financial Services - 0.5%
Britannia Funding Co. LLC
5.44% (J), 01/22/2025 (A)	5,956,000	5,891,194
Thunder Bay Funding LLC
5.50% (J), 11/15/2024 (A)	6,700,000	6,686,547
		12,577,741
Total Commercial Paper (Cost $37,355,680)		37,374,606
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 3.7%
U.S. Treasury Bills
4.60% (J), 12/19/2024	11,577,000	11,506,689
	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Bills (continued)
4.62% (J), 01/16/2025	$ 11,133,000	$ 11,027,852
4.86% (J), 12/19/2024	21,232,000	21,103,051
5.01% (J), 12/12/2024	2,915,000	2,899,749
5.11% (J), 11/29/2024	33,249,000	33,129,874
5.13% (J), 11/07/2024	6,066,000	6,061,290
5.22% (J), 11/07/2024	5,951,000	5,946,379
Total Short-Term U.S. Government Obligations (Cost $91,658,927)		91,674,884

	Shares	Value
OTHER INVESTMENT COMPANY - 0.8%
Securities Lending Collateral - 0.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.81% (J)	19,302,043	19,302,043
Total Other Investment Company (Cost $19,302,043)		19,302,043

	Principal	Value
REPURCHASE AGREEMENT - 2.8%
Fixed Income Clearing Corp., 2.10% (J), dated 10/31/2024, to be repurchased at $70,005,487 on 11/01/2024. Collateralized by a U.S. Government Obligation, 0.75%, due 04/30/2026, and with a value of $71,401,497.	$ 70,001,404	70,001,404
Total Repurchase Agreement (Cost $70,001,404)		70,001,404
Total Investments (Cost $2,736,274,182)		2,652,126,546
Net Other Assets (Liabilities) - (7.7)%		(190,639,721)
Net Assets - 100.0%		$ 2,461,486,825
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
INVESTMENT VALUATION:

Valuation Inputs (K)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$969,923,888	$—	$969,923,888
U.S. Government Obligations	—	687,541,005	—	687,541,005
Asset-Backed Securities	—	283,994,274	—	283,994,274
Mortgage-Backed Securities	—	240,699,054	—	240,699,054
U.S. Government Agency Obligations	—	228,182,943	—	228,182,943
Foreign Government Obligations	—	19,965,872	—	19,965,872
Loan Assignments	—	3,466,573	—	3,466,573
Commercial Paper	—	37,374,606	—	37,374,606
Short-Term U.S. Government Obligations	—	91,674,884	—	91,674,884
Other Investment Company	19,302,043	—	—	19,302,043
Repurchase Agreement	—	70,001,404	—	70,001,404
Total Investments	$19,302,043	$2,632,824,503	$—	$2,652,126,546
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, the total value of 144A securities is $872,450,584, representing 35.4% of the
Fund's net assets.

(B)
Floating or variable rate security. The rate disclosed is as of October 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(C)	Perpetual maturity. The date displayed is the next call date.
(D)
Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.

(E)
All or a portion of the security is on loan. The total value of the securities on loan is $23,567,438, collateralized by cash collateral of $19,302,043 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $4,766,805. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(F)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2024.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(G)
Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2024, the total value of the Regulation S securities is $7,888,817, representing
0.3% of the Fund's net assets.

(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2024; the maturity date disclosed is the ultimate maturity date.
(J)	Rate disclosed reflects the yield at October 31, 2024.
(K)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $2,666,272,778) (including securities loaned of $23,567,438)	$2,582,125,142
Repurchase agreement, at value (cost $70,001,404)	70,001,404
Cash	4,251,455
Cash collateral pledged at broker for:
TBA commitments	3,281,000
Receivables and other assets:
Net income from securities lending	18,213
Shares of beneficial interest sold	8,632,373
Interest	21,600,801
Total assets	2,689,910,388
Liabilities:
Cash collateral received upon return of:
Securities on loan	19,302,043
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	173,935,564
Dividends and/or distributions	729,309
Shares of beneficial interest redeemed	33,223,182
Investment management fees	757,605
Distribution and service fees	52,645
Transfer agent fees	173,182
Trustee and CCO fees	635
Audit and tax fees	44,451
Custody fees	114,976
Legal fees	23,615
Printing and shareholder reports fees	37,747
Registration fees	815
Other accrued expenses	27,794
Total liabilities	228,423,563
Net assets	$2,461,486,825
Net assets consist of:
Paid-in capital	$2,678,307,841
Total distributable earnings (accumulated losses)	(216,821,016)
Net assets	$2,461,486,825
Net assets by class:
Class A	$97,350,825
Class C	36,856,012
Class I	1,742,184,859
Class I2	393,975,179
Class R	419,451
Class R6	190,700,499
Shares outstanding (unlimited shares, no par value):
Class A	12,115,388
Class C	4,619,576
Class I	216,293,391
Class I2	48,910,168
Class R	52,206
Class R6	23,708,366
Net asset value per share: (A)
Class A	$8.04
Class C	7.98
Class I	8.05
Class I2	8.06
Class R	8.03
Class R6	8.04
Maximum offering price per share: (B)
Class A	$8.44

(A)
Net asset value per share for Class C, I, I2, R and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Interest income	$104,810,473
Net income from securities lending	134,963
Withholding taxes on foreign income	(236)
Total investment income	104,945,200
Expenses:
Investment management fees	8,361,003
Distribution and service fees:
Class A	245,617
Class C	348,967
Class R	1,330
Transfer agent fees:
Class A	153,121
Class C	33,873
Class I	1,508,660
Class I2	29,374
Class R	567
Class R6	13,734
Trustee and CCO fees	87,987
Audit and tax fees	55,908
Custody fees	169,009
Legal fees	168,566
Printing and shareholder reports fees	131,063
Registration fees	177,364
Other	139,123
Total expenses before waiver and/or reimbursement and recapture	11,625,266
Expenses waived and/or reimbursed:
Class I	(479,137)
Class R	(401)
Recapture of previously waived and/or reimbursed fees:
Class I	7,559
Class R	2
Net expenses	11,153,289
Net investment income (loss)	93,791,911
Net realized gain (loss) on:
Investments	(18,755,479)
Foreign currency transactions	2
Net realized gain (loss)	(18,755,477)
Net change in unrealized appreciation (depreciation) on:
Investments	121,830,136
Net realized and change in unrealized gain (loss)	103,074,659
Net increase (decrease) in net assets resulting from operations	$196,866,570
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$93,791,911	$58,402,240
Net realized gain (loss)	(18,755,477)	(49,502,708)
Net change in unrealized appreciation (depreciation)	121,830,136	(13,326,962)
Net increase (decrease) in net assets resulting from operations	196,866,570	(4,427,430)
Dividends and/or distributions to shareholders:
Class A	(3,999,901)	(3,757,805)
Class C	(1,176,609)	(1,063,539)
Class I	(63,689,259)	(33,941,547)
Class I2	(17,497,338)	(17,004,464)
Class R	(10,407)	(5,213)
Class R6	(8,221,842)	(3,419,110)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(94,595,356)	(59,191,678)
Capital share transactions:
Proceeds from shares sold:
Class A	33,007,660	27,797,795
Class C	13,422,185	7,340,673
Class I	1,137,995,308	807,428,744
Class I2	166,432,572	256,061,856
Class R	201,710	348,463
Class R6	156,810,853	14,510,356
	1,507,870,288	1,113,487,887
Dividends and/or distributions reinvested:
Class A	3,550,163	3,322,774
Class C	1,017,205	929,994
Class I	56,147,997	29,113,123
Class I2	17,496,649	17,005,153
Class R	10,407	5,213
Class R6	8,180,512	3,401,079
	86,402,933	53,777,336
Cost of shares redeemed:
Class A	(40,026,727)	(44,363,547)
Class C	(10,476,193)	(12,312,451)
Class I	(569,239,564)	(451,405,196)
Class I2	(174,038,102)	(175,171,582)
Class R	(8,829)	(144,264)
Class R6	(64,475,393)	(11,558,117)
	(858,264,808)	(694,955,157)
Automatic conversions:
Class A	1,805,523	1,551,740
Class C	(1,805,523)	(1,551,740)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	736,008,413	472,310,066
Contributions from affiliate, Transamerica Fund Services, Inc.
Class A	2,332 (A)	—
Class C	164 (A)	—
	2,496	—
Net increase (decrease) in net assets	838,282,123	408,690,958
Net assets:
Beginning of year	1,623,204,702	1,214,513,744
End of year	$2,461,486,825	$1,623,204,702
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Capital share transactions - shares:
Shares issued:
Class A	4,104,665	3,493,066
Class C	1,678,156	925,011
Class I	141,441,884	101,212,900
Class I2	20,534,378	31,551,176
Class R	24,682	43,385
Class R6	19,624,056	1,814,245
	187,407,821	139,039,783
Shares reinvested:
Class A	443,034	417,262
Class C	127,847	117,623
Class I	6,984,700	3,659,741
Class I2	2,177,348	2,128,999
Class R	1,296	658
Class R6	1,019,903	426,827
	10,754,128	6,751,110
Shares redeemed:
Class A	(5,004,937)	(5,552,449)
Class C	(1,318,393)	(1,551,659)
Class I	(70,874,785)	(56,516,288)
Class I2	(21,879,679)	(21,970,752)
Class R	(1,078)	(17,851)
Class R6	(7,992,175)	(1,450,841)
	(107,071,047)	(87,059,840)
Automatic conversions:
Class A	224,966	193,868
Class C	(226,604)	(195,212)
	(1,638)	(1,344)
Net increase (decrease) in shares outstanding:
Class A	(232,272)	(1,448,253)
Class C	261,006	(704,237)
Class I	77,551,799	48,356,353
Class I2	832,047	11,709,423
Class R	24,900	26,192
Class R6	12,651,784	790,231
	91,089,264	58,729,709

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$7.55	$7.78	$9.53	$9.57	$9.43
Investment operations:
Net investment income (loss) (A)	0.32	0.28	0.22	0.20	0.22
Net realized and unrealized gain (loss)	0.50	(0.22)	(1.69)	0.03	0.15
Total investment operations	0.82	0.06	(1.47)	0.23	0.37
Contributions from affiliate	0.00 (B)(C)	—	0.00 (B)(D)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.29)	(0.23)	(0.21)	(0.23)
Net realized gains	—	—	(0.05)	(0.06)	—
Total dividends and/or distributions to shareholders	(0.33)	(0.29)	(0.28)	(0.27)	(0.23)
Net asset value, end of year	$8.04	$7.55	$7.78	$9.53	$9.57
Total return (E)	10.91%(C)	0.58%	(15.75)%(D)	2.34%	4.03%
Ratio and supplemental data:
Net assets end of year (000’s)	$97,351	$93,194	$107,307	$142,958	$149,010
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.89%	0.90%	0.88%	0.93%
Including waiver and/or reimbursement and recapture	0.84%	0.89%(F)	0.90%(F)	0.88%	0.93%
Net investment income (loss) to average net assets	4.03%	3.51%	2.51%	2.07%	2.36%
Portfolio turnover rate	55%	47%	40%	42%	39%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$7.49	$7.72	$9.47	$9.50	$9.37
Investment operations:
Net investment income (loss) (A)	0.27	0.23	0.16	0.14	0.16
Net realized and unrealized gain (loss)	0.49	(0.23)	(1.69)	0.04	0.15
Total investment operations	0.76	—	(1.53)	0.18	0.31
Contributions from affiliate	0.00 (B)(C)	—	0.00 (B)(D)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.23)	(0.17)	(0.15)	(0.18)
Net realized gains	—	—	(0.05)	(0.06)	—
Total dividends and/or distributions to shareholders	(0.27)	(0.23)	(0.22)	(0.21)	(0.18)
Net asset value, end of year	$7.98	$7.49	$7.72	$9.47	$9.50
Total return (E)	10.19%(C)	(0.10)%	(16.40)%(D)	1.80%	3.31%
Ratio and supplemental data:
Net assets end of year (000’s)	$36,856	$32,667	$39,109	$71,237	$89,962
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.53%	1.55%	1.53%	1.50%	1.53%
Including waiver and/or reimbursement and recapture	1.53%	1.55%(F)	1.53%(F)	1.50%	1.53%
Net investment income (loss) to average net assets	3.33%	2.85%	1.85%	1.45%	1.76%
Portfolio turnover rate	55%	47%	40%	42%	39%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$7.57	$7.79	$9.55	$9.59	$9.45
Investment operations:
Net investment income (loss) (A)	0.35	0.31	0.25	0.24	0.26
Net realized and unrealized gain (loss)	0.48	(0.21)	(1.70)	0.02	0.15
Total investment operations	0.83	0.10	(1.45)	0.26	0.41
Contributions from affiliate	—	—	0.00 (B)(C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.32)	(0.26)	(0.24)	(0.27)
Net realized gains	—	—	(0.05)	(0.06)	—
Total dividends and/or distributions to shareholders	(0.35)	(0.32)	(0.31)	(0.30)	(0.27)
Net asset value, end of year	$8.05	$7.57	$7.79	$9.55	$9.59
Total return	11.11%	1.11%	(15.48)%(C)	2.73%	4.46%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,742,186	$1,049,832	$704,476	$1,144,560	$1,286,752
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.53%	0.54%	0.54%	0.53%	0.56%
Including waiver and/or reimbursement and recapture	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income (loss) to average net assets	4.36%	3.93%	2.89%	2.45%	2.78%
Portfolio turnover rate	55%	47%	40%	42%	39%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$7.57	$7.80	$9.56	$9.59	$9.45
Investment operations:
Net investment income (loss) (A)	0.36	0.32	0.26	0.24	0.26
Net realized and unrealized gain (loss)	0.49	(0.23)	(1.70)	0.04	0.16
Total investment operations	0.85	0.09	(1.44)	0.28	0.42
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.32)	(0.27)	(0.25)	(0.28)
Net realized gains	—	—	(0.05)	(0.06)	—
Total dividends and/or distributions to shareholders	(0.36)	(0.32)	(0.32)	(0.31)	(0.28)
Net asset value, end of year	$8.06	$7.57	$7.80	$9.56	$9.59
Total return	11.32%	1.03%	(15.42)%	2.90%	4.52%
Ratio and supplemental data:
Net assets end of year (000’s)	$393,975	$363,743	$283,641	$376,686	$352,650
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.44%	0.45%	0.45%	0.43%	0.46%
Including waiver and/or reimbursement and recapture	0.44%	0.45%	0.45%	0.43%	0.46%
Net investment income (loss) to average net assets	4.43%	3.97%	2.95%	2.52%	2.73%
Portfolio turnover rate	55%	47%	40%	42%	39%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R
	October 31, 2024	October 31, 2023	October 31, 2022 (A)
Net asset value, beginning of year	$7.55	$7.79	$9.14
Investment operations:
Net investment income (loss) (B)	0.31	0.28	0.16
Net realized and unrealized gain (loss)	0.48	(0.23)	(1.36)
Total investment operations	0.79	0.05	(1.20)
Contributions from affiliate	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.29)	(0.15)
Net asset value, end of year	$8.03	$7.55	$7.79
Total return	10.60%	0.52%	(13.24)%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$419	$206	$9
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.14%	0.96%	1.20%(D)
Including waiver and/or reimbursement and recapture	0.99%	0.95%	0.76%(D)
Net investment income (loss) to average net assets	3.88%	3.57%	2.89%(D)
Portfolio turnover rate	55%	47%	40%

(A)	Commenced operations on March 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Class R6
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$7.56	$7.79	$9.55	$9.58	$9.45
Investment operations:
Net investment income (loss) (A)	0.36	0.32	0.26	0.24	0.27
Net realized and unrealized gain (loss)	0.48	(0.23)	(1.70)	0.04	0.14
Total investment operations	0.84	0.09	(1.44)	0.28	0.41
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.32)	(0.27)	(0.25)	(0.28)
Net realized gains	—	—	(0.05)	(0.06)	—
Total dividends and/or distributions to shareholders	(0.36)	(0.32)	(0.32)	(0.31)	(0.28)
Net asset value, end of year	$8.04	$7.56	$7.79	$9.55	$9.58
Total return	11.19%	1.03%	(15.43)%	2.90%	4.41%
Ratio and supplemental data:
Net assets end of year (000’s)	$190,700	$83,563	$79,972	$26,448	$23,672
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.44%	0.45%	0.45%	0.43%	0.45%
Including waiver and/or reimbursement and recapture	0.44%	0.45%	0.45%	0.43%(B)	0.45%
Net investment income (loss) to average net assets	4.45%	3.97%	3.05%	2.52%	2.83%
Portfolio turnover rate	55%	47%	40%	42%	39%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Bond (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers six classes of shares, Class A, Class C, Class I, Class I2, Class R and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2024 by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.
Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Short-term notes: The Fund normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
4. SECURITIES AND OTHER INVESTMENTS
Loan participations and assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Fund to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Fund assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.
The Fund, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Fund that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.
The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Fund has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Fund may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.
The Fund held no unfunded loan participations at October 31, 2024. Open funded loan participations and assignments at October 31, 2024, if any, are included within the Schedule of Investments.
Payment in-kind ("PIK") securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statement of Assets and Liabilities.
PIKs held at October 31, 2024, if any, are identified within the Schedule of Investments.
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2024, if any, are identified within the Schedule of Investments.
Treasury inflation-protected securities (“TIPS”): The Fund may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
TIPS held at October 31, 2024, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
4. SECURITIES AND OTHER INVESTMENTS (continued)
transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2024, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$15,115,009	$—	$—	$—	$15,115,009
U.S. Government Obligations	4,187,034	—	—	—	4,187,034
Total Securities Lending Transactions	$19,302,043	$—	$—	$—	$19,302,043
Total Borrowings	$19,302,043	$—	$—	$—	$19,302,043
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
High-yield debt securities risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the Fund.
Inflation risk: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase fund losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Fund. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Fund. In certain cases, the Fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Fund to certain operational and legal risks. The Fund may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 could have an adverse impact on the Fund’s performance and its ability to implement its investment strategies and may increase costs related to the Fund’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Bank obligations risk: Investments in bank obligations may expose the Fund to adverse developments in or related to the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make, affect the interest rates and fees they charge and reduce bank profitability.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$487,128,243	19.79%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.410%
Over $500 million up to $1 billion	0.390
Over $1 billion up to $1.5 billion	0.380
Over $1.5 billion	0.375
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2024
Class A	0.93%	March 1, 2025
Class C	1.59	March 1, 2025
Class I, Class I2, Class R6	0.50	March 1, 2025
Class R	1.01	March 1, 2025
Prior to March 1, 2024
Class A	0.93
Class C	1.59
Class I, Class I2, Class R6	0.50
Class R	1.18
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class I	$403,264	$388,643	$479,137	$1,271,044
Class R	—	—	399	399
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50

(A)	12b-1 fees are not applicable for Class I, Class I2 and Class R6.
On three occasions during the year ended October 31, 2022, TCI, the Fund's distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$90,683	$2,176
Class C	—	2,102
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
On March 13, 2024, TFS, the Fund’s transfer agent, returned to Classes A and C of the Fund certain transfer agency fees charged by TFS during the period of January 1, 2016 to December 31, 2023. These amounts are reflected as “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$1,712,753	$168,562
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$890,856,149	$882,857,638	$481,450,669	$623,077,315
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, interest written off, premium amortization adjustments and dividends payable. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$2,740,580,512	$13,018,412	$(101,472,378)	$(88,453,966)
As of October 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$37,554,834	$90,271,788
During the year ended October 31, 2024, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$94,595,356	$—	$—	$—	$59,191,678	$—	$—	$—
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$203,712	$—	$—	$(127,826,622)	$—	$(744,140)	$(88,453,966)
10. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Bond
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Bond (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Bond (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Aegon USA Investment Management, LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
Fund’s benchmark, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3- and 10-year periods and in line with the median for the past 1- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was above the benchmark that TAM utilizes to measure performance of the Fund for the past 1-, 3-, 5- and 10-year periods.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978455 TA BOND 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Capital Growth
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Shares	Value
COMMON STOCKS - 97.8%
Automobiles - 6.9%
Rivian Automotive, Inc., Class A (A)(B)	304,867	$ 3,079,157
Tesla, Inc. (A)	352,222	88,002,666
		91,081,823
Biotechnology - 1.4%
ProKidney Corp. (A)(B)	1,007,869	1,612,590
Roivant Sciences Ltd. (A)	1,462,372	16,890,397
		18,502,987
Broadline Retail - 5.3%
Global-e Online Ltd. (A)	868,681	33,392,097
MercadoLibre, Inc. (A)	17,526	35,703,617
		69,095,714
Capital Markets - 2.1%
Coinbase Global, Inc., Class A (A)	67,877	12,166,952
Intercontinental Exchange, Inc.	97,019	15,122,352
		27,289,304
Entertainment - 6.0%
ROBLOX Corp., Class A (A)	1,524,609	78,852,777
Financial Services - 10.0%
Adyen NV (A)(C)	30,262	46,230,016
Affirm Holdings, Inc. (A)	1,956,735	85,802,830
		132,032,846
Health Care Providers & Services - 0.7%
agilon health, Inc. (A)	3,564,880	9,090,444
Hotels, Restaurants & Leisure - 13.6%
Airbnb, Inc., Class A (A)	457,744	61,699,314
DoorDash, Inc., Class A (A)	743,814	116,555,654
		178,254,968
IT Services - 18.5%
Cloudflare, Inc., Class A (A)	1,274,441	111,781,220
Shopify, Inc., Class A (A)	1,044,633	81,700,747
Snowflake, Inc., Class A (A)	429,102	49,269,492
		242,751,459
Leisure Products - 0.9%
Peloton Interactive, Inc., Class A (A)	1,419,585	12,066,473
Media - 7.7%
Trade Desk, Inc., Class A (A)	840,101	100,988,541
Pharmaceuticals - 4.0%
Royalty Pharma PLC, Class A	1,941,979	52,433,433
	Shares	Value
COMMON STOCKS (continued)
Software - 13.4%
Aurora Innovation, Inc. (A)	5,573,263	$ 28,953,101
Bill Holdings, Inc. (A)	383,548	22,383,861
MicroStrategy, Inc., Class A (A)(B)	353,369	86,398,721
Samsara, Inc., Class A (A)	808,646	38,645,192
		176,380,875
Specialized REITs - 1.0%
American Tower Corp.	64,152	13,699,018
Specialty Retail - 6.3%
Carvana Co. (A)	336,243	83,156,256
Total Common Stocks (Cost $1,071,389,779)		1,285,676,918
OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.81% (D)	700,557	700,557
Total Other Investment Company (Cost $700,557)		700,557

	Principal	Value
REPURCHASE AGREEMENT - 2.5%
Fixed Income Clearing Corp., 2.10% (D), dated 10/31/2024, to be repurchased at $33,067,452 on 11/01/2024. Collateralized by a U.S. Government Obligation, 0.75%, due 04/30/2026, and with a value of $33,726,890.	$ 33,065,524	33,065,524
	Total Repurchase Agreement (Cost $33,065,524)	33,065,524
	Total Investments Excluding Options Purchased (Cost $1,105,155,860)	1,319,442,999
	Total Options Purchased - 0.2% (Cost $5,456,992)	2,166,212
	Total Investments (Cost $1,110,612,852)	1,321,609,211
	Net Other Assets (Liabilities) - (0.6)%	(6,817,594)
	Net Assets - 100.0%	$ 1,314,791,617
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put – USD vs. CNH	JPM	USD	7.66	09/01/2025	USD	146,188,177	$606,425	$524,231
Put – USD vs. CNH	GSI	USD	7.69	01/06/2025	USD	377,482,631	1,428,317	83,801
Put – USD vs. CNH	SCB	USD	7.76	10/16/2025	USD	297,057,541	1,292,794	978,507
Put – USD vs. CNH	JPM	USD	7.77	07/31/2025	USD	134,819,682	586,735	299,839
Put – USD vs. CNH	JPM	USD	7.78	03/25/2025	USD	363,420,708	1,542,721	279,834
Total							$5,456,992	$2,166,212
INVESTMENT VALUATION:

Valuation Inputs (E)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,239,446,902	$46,230,016	$—	$1,285,676,918
Other Investment Company	700,557	—	—	700,557
Repurchase Agreement	—	33,065,524	—	33,065,524
Over-the-Counter Foreign Exchange Options Purchased	—	2,166,212	—	2,166,212
Total Investments	$1,240,147,459	$81,461,752	$—	$1,321,609,211
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $76,827,812, collateralized by cash collateral of $700,557 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $77,767,150. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, the total value of 144A securities is $46,230,016, representing 3.5% of the
Fund's net assets.

(D)	Rate disclosed reflects the yield at October 31, 2024.
(E)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

CURRENCY ABBREVIATION(S):
CNH	Chinese Yuan Renminbi (offshore)
USD	United States Dollar
COUNTERPARTY ABBREVIATION(S):
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
SCB	Standard Chartered Bank
PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $1,077,547,328) (including securities loaned of $76,827,812)	$1,288,543,687
Repurchase agreement, at value (cost $33,065,524)	33,065,524
Foreign currency, at value (cost $1,066)	1,070
Receivables and other assets:
Net income from securities lending	17,772
Shares of beneficial interest sold	966,925
Interest	1,929
Total assets	1,322,596,907
Liabilities:
Cash collateral received upon return of:
Securities on loan	700,557
Cash collateral at broker for:
OTC derivatives (A)	2,390,000
Payables and other liabilities:
Shares of beneficial interest redeemed	3,434,971
Investment management fees	775,933
Distribution and service fees	187,819
Transfer agent fees	126,905
Trustee and CCO fees	325
Audit and tax fees	28,620
Custody fees	69,036
Legal fees	17,774
Printing and shareholder reports fees	49,451
Registration fees	580
Other accrued expenses	23,319
Total liabilities	7,805,290
Net assets	$1,314,791,617
Net assets consist of:
Paid-in capital	$1,767,425,496
Total distributable earnings (accumulated losses)	(452,633,879)
Net assets	$1,314,791,617
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

STATEMENT OF ASSETS AND LIABILITIES (continued)
At October 31, 2024
Net assets by class:
Class A	$391,124,355
Class C	129,506,340
Class I	670,844,382
Class I2	98,497,457
Class R	9,495
Class R6	24,809,588
Shares outstanding (unlimited shares, no par value):
Class A	12,543,036
Class C	6,228,221
Class I	19,708,693
Class I2	10,213,979
Class R	306
Class R6	2,571,784
Net asset value per share: (B)
Class A	$31.18
Class C	20.79
Class I	34.04
Class I2	9.64
Class R	31.03
Class R6	9.65
Maximum offering price per share: (C)
Class A	$32.99

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
(B)
Net asset value per share for Class C, I, I2, R and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(C)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$2,318,784
Interest income	932,445
Net income from securities lending	238,061
Withholding taxes on foreign income	(8,549)
Total investment income	3,480,741
Expenses:
Investment management fees	9,165,981
Distribution and service fees:
Class A	946,983
Class C	1,374,237
Class R	39
Transfer agent fees:
Class A	611,693
Class C	266,261
Class I	758,213
Class I2	5,678
Class R	24
Class R6	1,691
Trustee and CCO fees	54,029
Audit and tax fees	35,908
Custody fees	100,382
Legal fees	106,212
Printing and shareholder reports fees	134,635
Registration fees	110,616
Other	69,932
Total expenses before waiver and/or reimbursement and recapture	13,742,514
Expenses waived and/or reimbursed:
Class A	(135,501)
Class C	(68,954)
Class I	(99,032)
Class I2	(949)
Class R	(10)
Class R6	(364)
Recapture of previously waived and/or reimbursed fees:
Class A	25,262
Class C	12,102
Class I	14,389
Class I2	949
Class R6	1,465
Net expenses	13,491,871
Net investment income (loss)	(10,011,130)
Net realized gain (loss) on:
Investments	29,009,450
Foreign currency transactions	1,509
Net realized gain (loss)	29,010,959
Net change in unrealized appreciation (depreciation) on:
Investments	616,112,851
Translation of assets and liabilities denominated in foreign currencies	273
Net change in unrealized appreciation (depreciation)	616,113,124
Net realized and change in unrealized gain (loss)	645,124,083
Net increase (decrease) in net assets resulting from operations	$635,112,953
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$(10,011,130)	$(11,003,648)
Net realized gain (loss)	29,010,959	(401,887,058)
Net change in unrealized appreciation (depreciation)	616,113,124	371,091,464
Net increase (decrease) in net assets resulting from operations	635,112,953	(41,799,242)
Capital share transactions:
Proceeds from shares sold:
Class A	26,997,256	44,973,424
Class C	6,658,199	11,447,857
Class I	158,026,350	256,081,392
Class I2	42,970,557	11,573,045
Class R6	3,887,761	12,224,909
	238,540,123	336,300,627
Cost of shares redeemed:
Class A	(142,456,518)	(116,023,531)
Class C	(58,094,690)	(43,146,601)
Class I	(508,865,252)	(539,265,178)
Class I2	(11,243,929)	(3,146,112)
Class R6	(7,861,239)	(13,097,776)
	(728,521,628)	(714,679,198)
Automatic conversions:
Class A	8,118,102	6,302,668
Class C	(8,118,102)	(6,302,668)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(489,981,505)	(378,378,571)
Contributions from affiliate, Transamerica Fund Services, Inc.
Class A	1,468 (A)	—
Class C	642 (A)	—
	2,110	—
Net increase (decrease) in net assets	145,133,558	(420,177,813)
Net assets:
Beginning of year	1,169,658,059	1,589,835,872
End of year	$1,314,791,617	$1,169,658,059
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Capital share transactions - shares:
Shares issued:
Class A	1,064,151	2,234,996
Class C	393,362	828,941
Class I	5,780,012	11,718,422
Class I2	5,656,007	1,827,675
Class R6	527,492	2,041,409
	13,421,024	18,651,443
Shares redeemed:
Class A	(5,553,970)	(5,846,088)
Class C	(3,395,218)	(3,203,745)
Class I	(18,405,028)	(24,958,021)
Class I2	(1,345,163)	(526,671)
Class R6	(996,200)	(2,093,351)
	(29,695,579)	(36,627,876)
Automatic conversions:
Class A	316,957	294,134
Class C	(473,327)	(436,358)
	(156,370)	(142,224)
Net increase (decrease) in shares outstanding:
Class A	(4,172,862)	(3,316,958)
Class C	(3,475,183)	(2,811,162)
Class I	(12,625,016)	(13,239,599)
Class I2	4,310,844	1,301,004
Class R6	(468,708)	(51,942)
	(16,430,925)	(18,118,657)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$19.12	$19.80	$60.69	$46.11	$26.93
Investment operations:
Net investment income (loss) (A)	(0.22)	(0.18)	(0.28)	(0.53)	(0.37)
Net realized and unrealized gain (loss)	12.28	(0.50)	(31.69)	17.94	22.30
Total investment operations	12.06	(0.68)	(31.97)	17.41	21.93
Contributions from affiliate	0.00 (B)(C)	—	0.00 (B)(D)	—	—
Dividends and/or distributions to shareholders:
Net investment income	—	—	(0.00)(B)	—	—
Net realized gains	—	—	(8.92)	(2.83)	(2.75)
Return of capital	—	—	(0.00)(B)	—	—
Total dividends and/or distributions to shareholders	—	—	(8.92)	(2.83)	(2.75)
Net asset value, end of year	$31.18	$19.12	$19.80	$60.69	$46.11
Total return (E)	63.08%(C)	(3.48)%	(60.80)%(D)	38.29%	89.28%
Ratio and supplemental data:
Net assets end of year (000’s)	$391,125	$319,552	$396,598	$1,213,394	$844,139
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.14%	1.20%	1.10%	1.01%	1.08%
Including waiver and/or reimbursement and recapture	1.11%	1.16%	1.10%(F)	1.01%	1.08%
Net investment income (loss) to average net assets	(0.85)%	(0.91)%	(0.94)%	(0.95)%	(1.04)%
Portfolio turnover rate	20%	26%	46%	63%	52%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$12.85	$13.40	$44.66	$34.77	$21.08
Investment operations:
Net investment income (loss) (A)	(0.28)	(0.23)	(0.36)	(0.70)	(0.48)
Net realized and unrealized gain (loss)	8.22	(0.32)	(21.98)	13.42	16.92
Total investment operations	7.94	(0.55)	(22.34)	12.72	16.44
Contributions from affiliate	0.00 (B)(C)	—	0.00 (B)(D)	—	—
Dividends and/or distributions to shareholders:
Net realized gains	—	—	(8.92)	(2.83)	(2.75)
Net asset value, end of year	$20.79	$12.85	$13.40	$44.66	$34.77
Total return (E)	61.79%(C)	(4.18)%	(61.12)%(D)	37.23%	87.95%
Ratio and supplemental data:
Net assets end of year (000’s)	$129,506	$124,654	$167,725	$594,592	$425,798
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.92%	1.98%	1.86%	1.77%	1.83%
Including waiver and/or reimbursement and recapture	1.88%	1.90%	1.86%(F)	1.77%	1.83%
Net investment income (loss) to average net assets	(1.62)%	(1.64)%	(1.70)%	(1.70)%	(1.79)%
Portfolio turnover rate	20%	26%	46%	63%	52%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$20.81	$21.48	$64.85	$49.02	$28.40
Investment operations:
Net investment income (loss) (A)	(0.16)	(0.13)	(0.22)	(0.44)	(0.31)
Net realized and unrealized gain (loss)	13.39	(0.54)	(34.23)	19.10	23.68
Total investment operations	13.23	(0.67)	(34.45)	18.66	23.37
Contributions from affiliate	—	—	0.04 (B)	—	—
Dividends and/or distributions to shareholders:
Net realized gains	—	—	(8.92)	(2.83)	(2.75)
Return of capital	—	—	(0.04)	—	—
Total dividends and/or distributions to shareholders	—	—	(8.96)	(2.83)	(2.75)
Net asset value, end of year	$34.04	$20.81	$21.48	$64.85	$49.02
Total return	63.58%	(3.16)%	(60.63)%(B)	38.57%	89.76%
Ratio and supplemental data:
Net assets end of year (000’s)	$670,845	$672,765	$978,757	$3,792,557	$2,393,493
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	0.86%	0.82%	0.78%	0.84%
Including waiver and/or reimbursement and recapture	0.82%	0.83%	0.81%	0.78%	0.84%
Net investment income (loss) to average net assets	(0.56)%	(0.57)%	(0.65)%	(0.73)%	(0.81)%
Portfolio turnover rate	20%	26%	46%	63%	52%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.08%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$5.89	$6.07	$25.60	$20.68	$13.45
Investment operations:
Net investment income (loss) (A)	(0.04)	(0.03)	(0.08)	(0.15)	(0.11)
Net realized and unrealized gain (loss)	3.79	(0.15)	(10.53)	7.90	10.09
Total investment operations	3.75	(0.18)	(10.61)	7.75	9.98
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net realized gains	—	—	(8.92)	(2.83)	(2.75)
Net asset value, end of year	$9.64	$5.89	$6.07	$25.60	$20.68
Total return	63.67%	(3.12)%	(60.64)%	38.69%	90.02%
Ratio and supplemental data:
Net assets end of year (000’s)	$98,497	$34,765	$27,957	$473,580	$402,583
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%	0.76%	0.73%	0.69%	0.73%
Including waiver and/or reimbursement and recapture	0.74%(B)	0.75%	0.72%	0.69%	0.73%
Net investment income (loss) to average net assets	(0.47)%	(0.50)%	(0.60)%	(0.63)%	(0.69)%
Portfolio turnover rate	20%	26%	46%	63%	52%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R
	October 31, 2024	October 31, 2023	October 31, 2022 (A)
Net asset value, beginning of year	$19.08	$19.81	$32.68
Investment operations:
Net investment income (loss) (B)	(0.30)	(0.24)	(0.14)
Net realized and unrealized gain (loss)	12.24	(0.49)	(12.73)
Total investment operations	11.94	(0.73)	(12.87)
Contributions from affiliate	—	—	—
Net asset value, end of year	$31.03	$19.08	$19.81
Total return	62.63%	(3.78)%	(39.32)%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$9	$6	$6
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.54%	1.63%	1.56%(D)
Including waiver and/or reimbursement and recapture	1.41%	1.41%	1.11%(D)
Net investment income (loss) to average net assets	(1.16)%	(1.16)%	(0.92)%(D)
Portfolio turnover rate	20%	26%	46%

(A)	Commenced operations on March 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Class R6
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$5.89	$6.08	$25.60	$20.68	$13.45
Investment operations:
Net investment income (loss) (A)	(0.04)	(0.03)	(0.05)	(0.15)	(0.11)
Net realized and unrealized gain (loss)	3.80	(0.16)	(10.55)	7.90	10.09
Total investment operations	3.76	(0.19)	(10.60)	7.75	9.98
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net realized gains	—	—	(8.92)	(2.83)	(2.75)
Net asset value, end of year	$9.65	$5.89	$6.08	$25.60	$20.68
Total return	63.84%	(3.12)%	(60.64)%	38.69%	90.02%
Ratio and supplemental data:
Net assets end of year (000’s)	$24,810	$17,916	$18,793	$47,106	$24,890
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%	0.76%	0.73%	0.69%	0.73%
Including waiver and/or reimbursement and recapture	0.74%(B)	0.74%	0.72%	0.69%	0.73%
Net investment income (loss) to average net assets	(0.48)%	(0.49)%	(0.55)%	(0.63)%	(0.70)%
Portfolio turnover rate	20%	26%	46%	63%	52%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Capital Growth (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers six classes of shares, Class A, Class C, Class I, Class I2, Class R and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
1. ORGANIZATION (continued)
sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund's financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2024 by the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$700,557	$—	$—	$—	$700,557
Total Borrowings	$700,557	$—	$—	$—	$700,557
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Fund's investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Fund's investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Option contracts: The Fund is subject to equity risk, credit risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Fund may enter into option contracts to manage exposure to various market fluctuations. The Fund may purchase or write call and put options on securities and derivative instruments in which the Fund owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.
Options on foreign currency: The Fund may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.
Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.
Open option contracts at October 31, 2024, are included within the Schedule of Investments.
The following is a summary of the location and the Fund's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2024.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions: Investments, at value (A)	$—	$2,166,212	$—	$—	$—	$2,166,212
Total	$—	$2,166,212	$—	$—	$—	$2,166,212

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$(4,245,107)	$—	$—	$—	$(4,245,107)
Total	$—	$(4,245,107)	$—	$—	$—	$(4,245,107)
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$(2,955,170)	$—	$—	$—	$(2,955,170)
Total	$—	$(2,955,170)	$—	$—	$—	$(2,955,170)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.
The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2024.
Options:
Average value of option contracts purchased	$1,754,340
The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.
ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.
Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fundis in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The following is a summary of the Fund OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Fund as of October 31, 2024. For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.
	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Receivable		Financial Instruments	Collateral Pledged (B)	Net Payable
	Assets				Liabilities
Goldman Sachs International	$83,801	$—	$(83,801)	$—	$—	$—	$—	$—
JPMorgan Chase Bank, N.A.	1,103,904	—	(1,103,904)	—	—	—	—	—
Standard Chartered Bank	978,507	—	(978,507)	—	—	—	—	—
Total	$2,166,212	$—	$(2,166,212)	$—	$—	$—	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
7. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. RISK FACTORS (continued)
Large capitalization companies risk: The Fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$90,852,101	6.91%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
Effective November 1, 2023
First $1.5 billion	0.6825%
Over $1.5 billion up to $3 billion	0.6415
Over $3 billion up to $4 billion	0.5900
Over $4 billion up to $5 billion	0.5750
Over $5 billion	0.5500
Prior to November 1, 2023
First $1.5 billion	0.7075
Over $1.5 billion up to $3 billion	0.6415
Over $3 billion up to $5 billion	0.6300
Over $5 billion up to $7 billion	0.5700
Over $7 billion	0.5500
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective November 1, 2023
Class A	1.11%	March 1, 2025
Class C	1.88	March 1, 2025
Class I	0.82	March 1, 2025
Class I2, Class R6	0.74	March 1, 2025
Class R	1.41	March 1, 2025
Prior to November 1, 2023
Class A	1.16
Class C	1.90
Class I	0.83
Class I2	0.78
Class R	1.41
Class R6	0.74
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class A	$—	$119,018	$135,501	$254,519
Class C	—	105,795	68,954	174,749
Class I	193,411	238,404	99,032	530,847
Class R	—	7	10	17
Class R6	—	4,100	364	4,464
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50

(A)	12b-1 fees are not applicable for Class I, Class I2 and Class R6.
On three occasions during the year ended October 31, 2022, TCI, the Fund's distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$363,008	$1,501
Class C	—	11,116
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
On March 13, 2024, TFS, the Fund’s transfer agent, returned to Classes A and C of the Fund certain transfer agency fees charged by TFS during the period of January 1, 2016 to December 31, 2023. These amounts are reflected as “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$1,624,842	$123,940
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
9. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$261,182,818	$—	$769,165,292	$—
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, passive foreign investment companies and late year loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to net operating losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$(15,082,624)	$15,082,624
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$1,133,687,438	$442,530,674	$(254,608,901)	$187,921,773
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of October 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$336,868,008	$295,240,416
During the year ended October 31, 2024, the capital loss carryforwards utilized are $35,228,055.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$—	$—	$—	$—	$—	$—	$—	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$—	$—	$—	$(632,108,424)	$(8,447,232)	$—	$187,921,777
11. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Capital Growth
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Capital Growth (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT AGREEMENT — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Capital Growth (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENT AGREEMENT — CONTRACT RENEWAL (continued)
Fund’s benchmarks, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-year period, in line with the median for the past 10-year period and below the median for the past 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was above the benchmark that TAM utilizes to measure performance of the Fund for the past 1-year period and below the benchmark for the past 3-, 5- and 10-year periods.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Capital Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENT AGREEMENT — CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978450 TA CAP GROWTH 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Core Bond
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Core Bond

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Principal	Value
CORPORATE DEBT SECURITIES - 35.1%
Aerospace & Defense - 1.0%
BAE Systems PLC
5.30%, 03/26/2034 (A)	$ 2,526,000	$ 2,555,651
Boeing Co.
3.50%, 03/01/2039	3,113,000	2,330,815
6.53%, 05/01/2034 (A)	3,442,000	3,629,175
6.86%, 05/01/2054 (A)	1,900,000	2,038,468
General Electric Co.
4.13%, 10/09/2042	2,329,000	1,980,541
4.50%, 03/11/2044	2,939,000	2,613,950
HEICO Corp.
5.35%, 08/01/2033	4,036,000	4,070,912
		19,219,512
Automobile Components - 0.2%
Aptiv PLC/Aptiv Corp.
3.25%, 03/01/2032 (B)	2,669,000	2,331,025
ZF North America Capital, Inc.
6.88%, 04/23/2032 (A)	2,225,000	2,176,252
		4,507,277
Automobiles - 1.0%
BMW U.S. Capital LLC
2.80%, 04/11/2026 (A)	3,114,000	3,036,365
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	5,731,000	5,621,147
6.95%, 03/06/2026	885,000	902,468
General Motors Co.
6.25%, 10/02/2043	1,236,000	1,244,921
General Motors Financial Co., Inc.
5.00%, 04/09/2027	2,551,000	2,554,745
Nissan Motor Acceptance Co. LLC
7.05%, 09/15/2028 (A)	4,316,000	4,480,598
Volkswagen Group of America Finance LLC
1.63%, 11/24/2027 (A)	2,939,000	2,649,123
		20,489,367
Banks - 5.7%
Banco Santander SA
Fixed until 03/14/2027, 5.55% (C), 03/14/2028	3,000,000	3,032,030
Bank of America Corp.
Fixed until 01/23/2034, 5.47% (C), 01/23/2035	2,426,000	2,462,966
Fixed until 09/15/2028, 5.82% (C), 09/15/2029	12,826,000	13,238,175
Bank of New York Mellon Corp.
Fixed until 07/21/2034, 5.61% (C), 07/21/2039	1,456,000	1,477,250
Barclays PLC
Fixed until 03/12/2054, 6.04% (C), 03/12/2055	968,000	1,012,132
Fixed until 11/02/2025, 7.33% (C), 11/02/2026	5,308,000	5,418,583
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Citigroup, Inc.
Fixed until 06/11/2034, 5.45% (C), 06/11/2035	$ 1,985,000	$ 2,002,025
Fixed until 05/25/2033, 6.17% (C), 05/25/2034	1,873,000	1,941,071
Deutsche Bank AG
Fixed until 11/26/2024, 3.96% (C), 11/26/2025	2,588,000	2,584,616
Goldman Sachs Group, Inc.
Fixed until 10/21/2031, 2.65% (C), 10/21/2032	5,646,000	4,815,171
ING Groep NV
Fixed until 09/11/2033, 6.11% (C), 09/11/2034	2,680,000	2,818,733
Intesa Sanpaolo SpA
Fixed until 11/21/2032, 8.25% (C), 11/21/2033 (A)	3,337,000	3,792,248
JPMorgan Chase & Co.
Fixed until 04/22/2026, 1.58% (C), 04/22/2027	5,260,000	5,020,200
Fixed until 01/23/2029, 5.01% (C), 01/23/2030	11,059,000	11,102,393
Fixed until 01/23/2034, 5.34% (C), 01/23/2035	2,436,000	2,456,996
Fixed until 04/22/2034, 5.77% (C), 04/22/2035	1,784,000	1,857,358
Lloyds Banking Group PLC
Fixed until 08/11/2032, 4.98% (C), 08/11/2033	2,357,000	2,297,651
Fixed until 01/05/2034, 5.68% (C), 01/05/2035	3,855,000	3,905,236
M&T Bank Corp.
Fixed until 03/13/2031, 6.08% (C), 03/13/2032	1,919,000	1,984,678
Fixed until 10/30/2028, 7.41% (C), 10/30/2029	1,883,000	2,027,516
Morgan Stanley
Fixed until 01/16/2029, 5.17% (C), 01/16/2030	9,621,000	9,702,868
Fixed until 07/19/2034, 5.32% (C), 07/19/2035	5,701,000	5,723,969
PNC Financial Services Group, Inc.
Fixed until 01/22/2034, 5.68% (C), 01/22/2035	685,000	703,817
Fixed until 08/18/2033, 5.94% (C), 08/18/2034	3,529,000	3,699,019
Truist Financial Corp.
Fixed until 01/26/2033, 5.12% (C), 01/26/2034	6,099,000	5,985,629
Fixed until 06/08/2033, 5.87% (C), 06/08/2034	2,229,000	2,292,230
Fixed until 10/30/2028, 7.16% (C), 10/30/2029	1,900,000	2,037,461
UBS Group AG
Fixed until 09/06/2044, 5.38% (C), 09/06/2045 (A)	2,000,000	1,959,649
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Wells Fargo & Co.
Fixed until 07/25/2033, 5.56% (C), 07/25/2034	$ 4,403,000	$ 4,478,198
		111,829,868
Beverages - 0.5%
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	4,143,000	3,626,782
Constellation Brands, Inc.
3.15%, 08/01/2029	1,231,000	1,142,308
3.70%, 12/06/2026	1,616,000	1,583,857
Diageo Capital PLC
5.50%, 01/24/2033	2,318,000	2,394,074
		8,747,021
Biotechnology - 0.5%
Amgen, Inc.
2.80%, 08/15/2041	2,353,000	1,694,560
5.60%, 03/02/2043	2,391,000	2,392,943
CSL Finance PLC
4.63%, 04/27/2042 (A)	2,354,000	2,132,558
Gilead Sciences, Inc.
4.15%, 03/01/2047	1,364,000	1,137,628
Royalty Pharma PLC
2.20%, 09/02/2030	2,459,000	2,099,639
		9,457,328
Building Products - 0.2%
Holcim Finance U.S. LLC
4.75%, 09/22/2046 (A)	1,000,000	861,163
Mohawk Industries, Inc.
5.85%, 09/18/2028	2,172,000	2,242,096
		3,103,259
Chemicals - 0.4%
Celanese U.S. Holdings LLC
6.70%, 11/15/2033 (B)	2,882,000	3,064,356
Nutrien Ltd.
4.90%, 03/27/2028	2,553,000	2,571,885
OCP SA
6.75%, 05/02/2034 (A)	2,093,000	2,182,528
		7,818,769
Commercial Services & Supplies - 1.8%
ADT Security Corp.
4.13%, 08/01/2029 (A)	5,015,000	4,689,134
Ashtead Capital, Inc.
5.55%, 05/30/2033 (A)	993,000	988,933
5.80%, 04/15/2034 (A)	1,206,000	1,221,855
Element Fleet Management Corp.
6.32%, 12/04/2028 (A)	6,059,000	6,339,624
Equifax, Inc.
2.60%, 12/01/2024	3,420,000	3,412,978
5.10%, 12/15/2027	1,990,000	2,007,912
GXO Logistics, Inc.
2.65%, 07/15/2031	8,531,000	7,326,667
6.50%, 05/06/2034	2,283,000	2,370,291
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Quanta Services, Inc.
2.90%, 10/01/2030	$ 3,551,000	$ 3,194,305
5.25%, 08/09/2034	845,000	839,144
Veralto Corp.
5.45%, 09/18/2033	2,295,000	2,329,701
		34,720,544
Communications Equipment - 1.0%
America Movil SAB de CV
4.38%, 07/16/2042	2,100,000	1,815,617
T-Mobile USA, Inc.
3.50%, 04/15/2031	3,602,000	3,303,242
3.88%, 04/15/2030	3,228,000	3,065,753
5.15%, 04/15/2034	4,031,000	4,026,491
Verizon Communications, Inc.
1.68%, 10/30/2030	5,003,000	4,160,868
2.99%, 10/30/2056	6,213,000	3,846,291
		20,218,262
Construction & Engineering - 0.2%
D.R. Horton, Inc.
5.00%, 10/15/2034	3,463,000	3,389,009
Consumer Staples Distribution & Retail - 0.4%
7-Eleven, Inc.
1.80%, 02/10/2031 (A)	4,099,000	3,359,357
Lowe's Cos., Inc.
3.75%, 04/01/2032	5,360,000	4,965,412
		8,324,769
Containers & Packaging - 0.2%
Sonoco Products Co.
2.25%, 02/01/2027	3,198,000	3,021,563
Distributors - 0.1%
LKQ Corp.
6.25%, 06/15/2033 (B)	2,349,000	2,429,008
Diversified REITs - 1.8%
American Tower Trust #1
3.65%, 03/15/2048 (A)	2,395,000	2,283,872
Safehold GL Holdings LLC
6.10%, 04/01/2034	2,939,000	3,031,952
SBA Tower Trust
1.63%, 05/15/2051 (A)	5,961,000	5,551,551
1.88%, 07/15/2050 (A)	1,044,000	1,005,441
2.84%, 01/15/2050 (A)	11,231,000	11,180,164
VICI Properties LP
4.95%, 02/15/2030	5,770,000	5,665,085
Weyerhaeuser Co.
4.00%, 04/15/2030	4,071,000	3,898,756
WP Carey, Inc.
5.38%, 06/30/2034	3,176,000	3,186,893
		35,803,714
Electric Utilities - 1.2%
Appalachian Power Co.
3.40%, 06/01/2025	2,106,000	2,085,500
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Chile Electricity Lux MPC II SARL
5.58%, 10/20/2035 (A)	$ 1,742,000	$ 1,731,548
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	525,000	538,347
CMS Energy Corp.
4.88%, 03/01/2044	833,000	764,372
DTE Electric Co.
4.30%, 07/01/2044	6,238,000	5,408,096
Duke Energy Corp.
3.75%, 09/01/2046	5,006,000	3,761,200
Duke Energy Progress LLC
3.60%, 09/15/2047	2,331,000	1,744,198
NRG Energy, Inc.
6.00%, 02/01/2033 (A)	641,000	638,211
Oncor Electric Delivery Co. LLC
5.30%, 06/01/2042	604,000	594,839
Pacific Gas & Electric Co.
2.50%, 02/01/2031	2,548,000	2,186,081
Public Service Electric & Gas Co.
3.00%, 05/15/2025	1,672,000	1,656,580
Vistra Operations Co. LLC
6.88%, 04/15/2032 (A)	2,225,000	2,300,210
		23,409,182
Electronic Equipment, Instruments & Components - 1.1%
Amphenol Corp.
5.25%, 04/05/2034	3,778,000	3,824,944
Arrow Electronics, Inc.
2.95%, 02/15/2032	4,393,000	3,770,392
5.88%, 04/10/2034	1,465,000	1,483,333
Keysight Technologies, Inc.
4.60%, 04/06/2027	3,733,000	3,732,242
4.95%, 10/15/2034	1,625,000	1,577,822
Sensata Technologies, Inc.
4.38%, 02/15/2030 (A)	4,143,000	3,856,300
Trimble, Inc.
6.10%, 03/15/2033	3,565,000	3,755,462
		22,000,495
Energy Equipment & Services - 0.2%
Schlumberger Holdings Corp.
3.90%, 05/17/2028 (A)	3,836,000	3,738,073
Financial Services - 1.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.45%, 04/03/2026	4,242,000	4,210,589
4.95%, 09/10/2034	2,400,000	2,309,518
American Express Co.
Fixed until 04/25/2029, 5.53% (C), 04/25/2030	3,749,000	3,844,261
Aviation Capital Group LLC
1.95%, 01/30/2026 (A)	2,198,000	2,111,266
5.50%, 12/15/2024 (A)	7,237,000	7,236,859
Avolon Holdings Funding Ltd.
5.50%, 01/15/2026 (A)	2,786,000	2,788,670
5.75%, 11/15/2029 (A)	5,784,000	5,873,546
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Financial Services (continued)
Charles Schwab Corp.
Fixed until 05/19/2033, 5.85% (C), 05/19/2034	$ 7,141,000	$ 7,430,757
LPL Holdings, Inc.
5.70%, 05/20/2027	1,978,000	2,007,446
		37,812,912
Food Products - 1.4%
BAT Capital Corp.
6.00%, 02/20/2034	4,671,000	4,833,544
Bunge Ltd. Finance Corp.
4.65%, 09/17/2034	4,460,000	4,279,261
Cargill, Inc.
5.13%, 10/11/2032 (A)	2,475,000	2,521,144
J M Smucker Co.
6.50%, 11/15/2043	1,964,000	2,124,714
Kroger Co.
5.00%, 09/15/2034	2,418,000	2,378,228
Philip Morris International, Inc.
4.90%, 11/01/2034 (D)	4,437,000	4,329,982
5.63%, 11/17/2029	3,330,000	3,454,259
Viterra Finance BV
4.90%, 04/21/2027 (A)	4,276,000	4,258,366
		28,179,498
Health Care Equipment & Supplies - 0.3%
Alcon Finance Corp.
5.75%, 12/06/2052 (A)	1,072,000	1,116,108
GE HealthCare Technologies, Inc.
4.80%, 08/14/2029	2,882,000	2,876,607
5.86%, 03/15/2030	2,204,000	2,302,809
		6,295,524
Health Care Providers & Services - 1.6%
Centene Corp.
3.38%, 02/15/2030	2,729,000	2,447,290
Cigna Group
2.40%, 03/15/2030	2,243,000	1,976,020
5.25%, 02/15/2034	4,554,000	4,539,234
Elevance Health, Inc.
2.25%, 05/15/2030	3,449,000	3,006,811
HCA, Inc.
5.60%, 04/01/2034	3,147,000	3,169,130
6.00%, 04/01/2054	3,133,000	3,150,138
Health Care Service Corp. A Mutual Legal Reserve Co.
5.88%, 06/15/2054 (A)	1,476,000	1,480,874
Laboratory Corp. of America Holdings
2.95%, 12/01/2029	2,505,000	2,281,639
4.80%, 10/01/2034	4,339,000	4,178,886
Molina Healthcare, Inc.
4.38%, 06/15/2028 (A)	1,520,000	1,458,506
UnitedHealth Group, Inc.
5.20%, 04/15/2063	3,819,000	3,592,652
		31,281,180
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotel & Resort REITs - 0.1%
Host Hotels & Resorts LP
5.70%, 07/01/2034	$ 1,443,000	$ 1,445,422
Hotels, Restaurants & Leisure - 0.4%
Hyatt Hotels Corp.
5.25%, 06/30/2029	3,067,000	3,084,537
MGM Resorts International
6.13%, 09/15/2029	3,144,000	3,132,396
Warnermedia Holdings, Inc.
5.05%, 03/15/2042	2,459,000	1,963,438
		8,180,371
Insurance - 1.4%
Allstate Corp.
5.05%, 06/24/2029	6,286,000	6,336,582
5.25%, 03/30/2033	1,992,000	2,011,001
Constellation Insurance, Inc.
6.80%, 01/24/2030 (A)	10,038,000	9,897,007
Corebridge Financial, Inc.
5.75%, 01/15/2034	2,276,000	2,330,303
Muenchener Rueckversicherungs- Gesellschaft AG
Fixed until 11/23/2031, 5.88% (C), 05/23/2042 (A)	2,400,000	2,458,152
Prudential Financial, Inc.
Fixed until 07/01/2030, 3.70% (C), 10/01/2050	4,832,000	4,387,877
		27,420,922
Internet & Catalog Retail - 0.3%
Expedia Group, Inc.
2.95%, 03/15/2031	344,000	306,433
Meta Platforms, Inc.
4.80%, 05/15/2030	3,850,000	3,902,429
Uber Technologies, Inc.
4.80%, 09/15/2034	1,818,000	1,764,078
		5,972,940
IT Services - 0.5%
Crowdstrike Holdings, Inc.
3.00%, 02/15/2029	570,000	518,280
Dell International LLC/EMC Corp.
4.85%, 02/01/2035	4,740,000	4,550,439
Hewlett Packard Enterprise Co.
5.00%, 10/15/2034	4,807,000	4,663,281
		9,732,000
Machinery - 0.4%
Huntington Ingalls Industries, Inc.
2.04%, 08/16/2028	5,459,000	4,926,019
Ingersoll Rand, Inc.
5.45%, 06/15/2034	2,954,000	3,013,982
		7,940,001
Media - 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.80%, 03/01/2050	3,080,000	2,308,224
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Comcast Corp.
2.94%, 11/01/2056	$ 1,385,000	$ 856,874
NBCUniversal Media LLC
4.45%, 01/15/2043	2,868,000	2,529,785
		5,694,883
Metals & Mining - 0.6%
Anglo American Capital PLC
4.50%, 03/15/2028 (A)	3,182,000	3,127,568
ArcelorMittal SA
6.55%, 11/29/2027	5,076,000	5,278,302
Glencore Funding LLC
2.63%, 09/23/2031 (A)	3,464,000	2,965,676
		11,371,546
Mortgage Real Estate Investment Trusts - 0.1%
Starwood Property Trust, Inc.
6.00%, 04/15/2030 (A)	1,423,000	1,394,770
Office REITs - 0.1%
COPT Defense Properties LP
2.00%, 01/15/2029	783,000	686,671
2.25%, 03/15/2026	1,034,000	994,507
		1,681,178
Oil, Gas & Consumable Fuels - 3.4%
Boardwalk Pipelines LP
3.40%, 02/15/2031	2,672,000	2,410,771
Chevron USA, Inc.
3.25%, 10/15/2029	3,496,000	3,314,450
Diamondback Energy, Inc.
5.40%, 04/18/2034	5,121,000	5,107,437
Ecopetrol SA
7.75%, 02/01/2032	1,496,000	1,458,357
Enbridge, Inc.
5.63%, 04/05/2034	4,281,000	4,348,224
Energy Transfer LP
5.15%, 03/15/2045	1,427,000	1,273,691
5.55%, 02/15/2028	1,148,000	1,172,155
5.95%, 10/01/2043	1,106,000	1,086,981
Enterprise Products Operating LLC
4.25%, 02/15/2048	7,133,000	5,928,318
EQM Midstream Partners LP
6.38%, 04/01/2029 (A)	1,216,000	1,234,794
Greensaif Pipelines Bidco SARL
5.85%, 02/23/2036 (A)	1,972,000	1,974,094
Hess Midstream Operations LP
6.50%, 06/01/2029 (A)	1,923,000	1,954,837
Occidental Petroleum Corp.
5.20%, 08/01/2029	1,992,000	1,983,137
5.55%, 03/15/2026	5,068,000	5,098,344
ONEOK, Inc.
6.10%, 11/15/2032	5,019,000	5,281,164
Ovintiv, Inc.
6.25%, 07/15/2033	3,397,000	3,503,583
Petroleos Mexicanos
6.84%, 01/23/2030	3,109,000	2,870,239
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Petroleos Mexicanos (continued)
6.88%, 08/04/2026	$ 1,410,000	$ 1,409,533
7.69%, 01/23/2050	641,000	498,202
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/2029	2,649,000	2,467,821
Sabine Pass Liquefaction LLC
4.20%, 03/15/2028	2,470,000	2,419,765
Shell Finance U.S., Inc.
3.75%, 09/12/2046	2,444,000	1,901,118
Shell International Finance BV
2.50%, 09/12/2026	2,669,000	2,575,291
Western Midstream Operating LP
6.15%, 04/01/2033	3,538,000	3,655,348
Williams Cos., Inc.
5.40%, 03/04/2044	937,000	890,974
		65,818,628
Passenger Airlines - 0.1%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	146	137
United Airlines Pass-Through Trust
3.75%, 03/03/2028	2,756,093	2,706,921
		2,707,058
Personal Care Products - 0.2%
Kenvue, Inc.
5.00%, 03/22/2030	4,218,000	4,284,819
Pharmaceuticals - 1.3%
AbbVie, Inc.
5.05%, 03/15/2034	3,921,000	3,956,349
Bayer U.S. Finance II LLC
4.38%, 12/15/2028 (A)	3,301,000	3,189,264
Bristol-Myers Squibb Co.
5.65%, 02/22/2064	1,516,000	1,525,909
Cardinal Health, Inc.
5.45%, 02/15/2034	2,490,000	2,534,982
CVS Health Corp.
5.25%, 01/30/2031	1,592,000	1,583,517
6.00%, 06/01/2044	3,509,000	3,438,285
Merck & Co., Inc.
5.00%, 05/17/2053	3,605,000	3,439,666
Pfizer Investment Enterprises Pte. Ltd.
5.11%, 05/19/2043	3,769,000	3,655,947
Viatris, Inc.
2.30%, 06/22/2027	2,127,000	1,983,474
		25,307,393
Residential REITs - 0.2%
American Homes 4 Rent LP
5.50%, 02/01/2034	3,975,000	4,000,529
Semiconductors & Semiconductor Equipment - 1.3%
Advanced Micro Devices, Inc.
3.92%, 06/01/2032	4,276,000	4,034,187
Broadcom, Inc.
3.14%, 11/15/2035 (A)	4,108,000	3,374,844
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment (continued)
Foundry JV Holdco LLC
5.88%, 01/25/2034 (A)	$ 3,501,000	$ 3,472,286
KLA Corp.
3.30%, 03/01/2050	3,057,000	2,182,147
Microchip Technology, Inc.
5.05%, 03/15/2029	3,779,000	3,792,534
Micron Technology, Inc.
5.30%, 01/15/2031	4,045,000	4,074,874
NXP BV/NXP Funding LLC/NXP USA, Inc.
3.25%, 11/30/2051	1,240,000	830,210
3.40%, 05/01/2030	1,216,000	1,120,141
QUALCOMM, Inc.
3.25%, 05/20/2050	3,266,000	2,318,058
		25,199,281
Software - 1.6%
Cadence Design Systems, Inc.
4.70%, 09/10/2034	2,348,000	2,287,420
Fiserv, Inc.
5.45%, 03/02/2028	3,621,000	3,696,356
Infor, Inc.
1.75%, 07/15/2025 (A)	4,371,000	4,257,730
Intuit, Inc.
5.50%, 09/15/2053	1,537,000	1,570,374
Oracle Corp.
3.65%, 03/25/2041	2,911,000	2,306,340
4.70%, 09/27/2034	3,604,000	3,464,339
6.90%, 11/09/2052	3,629,000	4,178,119
Roper Technologies, Inc.
4.90%, 10/15/2034	3,395,000	3,316,939
Take-Two Interactive Software, Inc.
3.55%, 04/14/2025	5,575,000	5,539,443
		30,617,060
Transportation Infrastructure - 0.1%
United Parcel Service, Inc.
5.15%, 05/22/2034 (B)	2,323,000	2,359,430
		2,359,430
Total Corporate Debt Securities (Cost $691,094,899)		686,924,365
U.S. GOVERNMENT AGENCY OBLIGATIONS - 25.8%
Federal Home Loan Mortgage Corp.
5.00%, 12/01/2035	151,249	151,117
5.50%, 04/01/2053 - 07/01/2053	14,484,821	14,349,290
6.00%, 05/01/2031	101,076	104,966
1-Year RFUCC Treasury + 1.66%,
5.95% (C), 01/01/2038	41,381	41,949
1-Year RFUCC Treasury + 1.75%,
6.00% (C), 12/01/2034	4,949	5,058
1-Year RFUCC Treasury + 1.90%,
6.40% (C), 02/01/2041	10,083	10,218
6-Month RFUCC Treasury + 1.57%,
6.82% (C), 02/01/2037	1,575	1,565
7.25% (C), 04/01/2037	9,667	9,786
6-Month RFUCC Treasury + 1.36%,
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
6.86% (C), 05/01/2037	$ 7,520	$ 7,583
6-Month RFUCC Treasury + 2.12%,
6.91% (C), 05/01/2037	4,057	4,023
1-Year RFUCC Treasury + 1.81%,
7.38% (C), 09/01/2037	6,846	7,071
1-Year RFUCC Treasury + 1.73%,
7.48% (C), 09/01/2035	102,022	105,098
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.81%, 01/25/2025	5,424,736	5,397,561
3.01%, 07/25/2025	12,653,802	12,500,329
Federal National Mortgage Association
3.50%, 07/01/2028 - 01/01/2029	451,696	441,267
4.50%, 02/01/2025 - 08/01/2052	11,030,787	10,497,395
5.00%, 04/01/2039 - 02/01/2054	50,614,463	49,324,800
5.50%, 04/01/2036 - 03/01/2053	12,916,908	12,866,277
6.00%, 02/01/2034 - 06/01/2054	13,354,950	13,485,603
6.50%, 06/01/2038 - 05/01/2040	647,906	673,908
1-Year RFUCC Treasury + 1.75%,
6.25% (C), 03/01/2041	10,312	10,508
6-Month RFUCC Treasury + 0.95%,
6.63% (C), 08/01/2037	388	383
6-Month RFUCC Treasury + 1.51%,
7.15% (C), 01/01/2035	2,580	2,613
1-Year RFUCC Treasury + 1.74%,
7.42% (C), 08/01/2035	14,290	14,725
Government National Mortgage Association REMICS, Interest Only STRIPS
0.65% (C), 02/16/2053	2,103,423	32,610
Tennessee Valley Authority
4.38%, 08/01/2034	3,485,000	3,429,315
5.88%, 04/01/2036	2,768,000	3,067,660
Uniform Mortgage-Backed Security, TBA
2.00%, 11/01/2039 - 11/01/2054 (D)	49,946,000	41,684,424
2.50%, 11/01/2039 - 11/01/2054 (D)	115,394,000	97,130,843
3.00%, 11/01/2039 - 11/01/2054 (D)	78,208,000	68,014,219
3.50%, 11/01/2039 - 11/01/2054 (D)	60,572,000	54,783,772
4.00%, 11/01/2054 (D)	39,679,000	36,699,665
4.50%, 11/01/2054 (D)	36,134,000	34,332,713
5.50%, 11/01/2054 (D)	35,591,000	35,240,991
6.00%, 11/01/2054 (D)	11,643,000	11,716,526
Total U.S. Government Agency Obligations (Cost $518,148,273)		506,145,831
U.S. GOVERNMENT OBLIGATIONS - 25.6%
U.S. Treasury - 23.4%
U.S. Treasury Bonds
1.25%, 05/15/2050	8,164,000	4,106,556
1.88%, 11/15/2051	9,922,000	5,812,509
2.00%, 02/15/2050	4,737,000	2,907,519
2.25%, 08/15/2046 - 02/15/2052	10,826,000	7,067,101
2.38%, 05/15/2051	3,830,000	2,547,249
2.50%, 02/15/2045 - 05/15/2046	40,085,200	28,719,502
2.75%, 08/15/2047 - 11/15/2047	16,156,000	11,873,619
	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bonds (continued)
2.88%, 08/15/2045 - 05/15/2049	$ 12,794,500	$ 9,669,304
3.00%, 08/15/2048 - 08/15/2052	23,723,400	18,051,669
3.13%, 05/15/2048	14,080,000	11,050,050
3.50%, 02/15/2039	11,741,000	10,649,913
3.63%, 02/15/2044 - 05/15/2053	16,316,500	14,143,854
4.00%, 11/15/2052	5,195,000	4,777,574
4.13%, 08/15/2053	5,766,000	5,422,743
4.25%, 02/15/2054 - 08/15/2054	9,649,000	9,287,692
4.63%, 05/15/2044 - 05/15/2054	17,340,000	17,715,537
4.75%, 11/15/2053	4,455,000	4,649,906
5.25%, 02/15/2029	4,300,100	4,499,819
U.S. Treasury Notes
0.63%, 05/15/2030 - 08/15/2030	40,954,000	33,630,082
1.13%, 10/31/2026 - 02/15/2031	36,760,000	32,549,825
1.25%, 11/30/2026	8,311,000	7,833,767
1.38%, 11/15/2031	11,999,000	9,925,891
1.50%, 08/15/2026 - 02/15/2030	14,646,700	13,521,439
1.63%, 05/15/2031	7,182,900	6,126,228
2.63%, 02/15/2029	2,275,400	2,138,520
3.13%, 11/15/2028	11,773,000	11,318,636
3.50%, 01/31/2028	5,089,000	4,989,804
3.63%, 05/31/2028	4,960,000	4,872,813
3.75%, 12/31/2030	11,563,000	11,273,925
3.88%, 11/30/2027 - 08/15/2034	20,265,100	19,750,964
4.00%, 01/15/2027 - 06/30/2028	29,886,000	29,767,577
4.13%, 09/30/2027 - 11/15/2032	45,032,900	44,826,703
4.38%, 08/31/2028 - 11/30/2028	13,405,000	13,506,029
4.50%, 03/31/2026 - 05/31/2029	35,968,000	36,418,698
4.63%, 04/30/2029	3,982,000	4,056,818
		459,459,835
U.S. Treasury Inflation-Protected Securities - 2.2%
U.S. Treasury Inflation-Protected Indexed Bonds
1.75%, 01/15/2028	4,682,221	4,670,300
2.50%, 01/15/2029	21,795,646	22,375,120
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 07/15/2030	16,859,600	15,370,895
		42,416,315
Total U.S. Government Obligations (Cost $534,823,452)		501,876,150
MORTGAGE-BACKED SECURITIES - 6.6%
Alternative Loan Trust
Series 2005-36, Class 2A1A, 1-Month Term SOFR + 0.73%, 5.47% (C), 08/25/2035	253,131	227,307
Series 2005-50CB, Class 1A1, 5.50%, 11/25/2035	368,897	299,017
Series 2005-51, Class 3A3A, 1-Month Term SOFR + 0.75%, 5.51% (C), 11/20/2035	289,229	249,557
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust (continued)
Series 2007-22, Class 2A16, 6.50%, 09/25/2037	$ 4,551,512	$ 1,682,199
Series 2007-5CB, Class 1A31, 5.50%, 04/25/2037	658,451	324,276
BB-UBS Trust
Series 2012-TFT, Class A, 2.89%, 06/05/2030 (A)	1,377,956	1,284,945
Bear Stearns Alt-A Trust
Series 2004-11, Class 2A2, 5.91% (C), 11/25/2034	23,007	21,992
BRAVO Residential Funding Trust
Series 2024-NQM3, Class A1, 6.19% (C), 03/25/2064 (A)	3,352,649	3,373,895
CHL Mortgage Pass-Through Trust
Series 2003-60, Class 1A1, 6.12% (C), 02/25/2034	4,016	3,932
Series 2005-3, Class 1A2, 1-Month Term SOFR + 0.69%, 5.43% (C), 04/25/2035	51,096	47,596
CIM Trust
Series 2021-R6, Class A1, 1.43% (C), 07/25/2061 (A)	4,324,070	3,786,588
Citigroup Mortgage Loan Trust, Inc.
Series 2014-A, Class A, 4.00% (C), 01/25/2035 (A)	176,169	168,939
Series 2015-PS1, Class A1, 3.75% (C), 09/25/2042 (A)	136,103	126,428
Series 2018-RP1, Class A1, 3.00% (C), 09/25/2064 (A)	591,682	574,350
COLT Mortgage Loan Trust
Series 2024-2, Class A1, 6.13% (C), 04/25/2069 (A)	3,406,127	3,425,930
COMM Mortgage Trust
Series 2015-3BP, Class A, 3.18%, 02/10/2035 (A)	7,005,000	6,732,271
CSMC Trust
Series 2021-RPL2, Class A1A, 1.11% (C), 01/25/2060 (A)	5,074,696	4,230,745
Series 2021-RPL6, Class A1, 2.00% (C), 10/25/2060 (A)	3,227,761	2,871,751
Fontainebleau Miami Beach Trust
Series 2019-FBLU, Class A, 3.14%, 12/10/2036 (A)	3,800,000	3,776,356
Series 2019-FBLU, Class C, 3.75%, 12/10/2036 (A)	4,570,000	4,530,138
GMACM Mortgage Loan Trust
Series 2005-AR1, Class 3A, 3.90% (C), 03/18/2035	2,363	2,022
Impac CMB Trust
Series 2004-6, Class 1A1, 1-Month Term SOFR + 0.91%, 5.65% (C), 10/25/2034	2,434	2,406
IndyMac INDX Mortgage Loan Trust
Series 2007-AR15, Class 2A1, 3.48% (C), 08/25/2037	252,486	176,730
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1, 5.54% (C), 02/25/2034	10,673	9,958
Series 2006-S3, Class 1A12, 6.50%, 08/25/2036	150,019	47,646
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Manhattan West Mortgage Trust
Series 2020-1MW, Class A, 2.13%, 09/10/2039 (A)	$ 3,465,000	$ 3,167,824
Series 2020-1MW, Class B, 2.34% (C), 09/10/2039 (A)	5,024,000	4,580,926
MASTR Adjustable Rate Mortgages Trust
Series 2007-R5, Class A1, 6.18% (C), 11/25/2035 (A)	139,287	61,940
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1, 1-Month Term SOFR + 0.75%, 5.49% (C), 10/25/2028	2,363	2,222
Series 2004-A1, Class 2A1, 6.53% (C), 02/25/2034	27,900	26,156
Series 2005-A4, Class 2A2, 6.02% (C), 07/25/2035	33,999	30,326
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C11, Class B, 4.08% (C), 08/15/2046	1,035,000	631,891
Nationstar Mortgage Loan Trust
Series 2013-A, Class A, 3.75% (C), 12/25/2052 (A)	582,973	546,742
New Residential Mortgage Loan Trust
Series 2014-1A, Class A, 3.75% (C), 01/25/2054 (A)	242,274	229,274
Series 2014-2A, Class A3, 3.75% (C), 05/25/2054 (A)	195,010	182,977
Series 2014-3A, Class AFX3, 3.75% (C), 11/25/2054 (A)	632,150	595,608
Series 2015-2A, Class A1, 3.75% (C), 08/25/2055 (A)	784,686	740,304
Series 2016-2A, Class A1, 3.75% (C), 11/26/2035 (A)	706,592	670,775
Series 2016-3A, Class A1B, 3.25% (C), 09/25/2056 (A)	1,468,533	1,359,145
Series 2017-1A, Class A1, 4.00% (C), 02/25/2057 (A)	1,238,647	1,184,701
Series 2017-2A, Class A3, 4.00% (C), 03/25/2057 (A)	1,425,434	1,355,364
Series 2017-3A, Class A1, 4.00% (C), 04/25/2057 (A)	2,022,509	1,937,088
Series 2017-4A, Class A1, 4.00% (C), 05/25/2057 (A)	1,032,459	984,430
Series 2018-1A, Class A1A, 4.00% (C), 12/25/2057 (A)	616,522	589,807
Series 2018-RPL1, Class A1, 3.50% (C), 12/25/2057 (A)	5,762,631	5,533,638
Series 2019-4A, Class A1B, 3.50% (C), 12/25/2058 (A)	4,165,848	3,860,216
Series 2019-5A, Class A1B, 3.50% (C), 08/25/2059 (A)	1,003,627	926,669
Series 2019-6A, Class A1B, 3.50% (C), 09/25/2059 (A)	1,510,361	1,410,524
OBX Trust
Series 2023-NQM4, Class A1, 6.11% (C), 03/25/2063 (A)	3,438,822	3,447,771
Series 2024-NQM4, Class A1, 6.07% (C), 01/25/2064 (A)	4,153,302	4,174,543
Series 2024-NQM5, Class A1, 5.99% (C), 01/25/2064 (A)	1,568,572	1,575,014
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
OBX Trust (continued)
Series 2024-NQM6, Class A1, 6.45% (C), 02/25/2064 (A)	$ 2,723,293	$ 2,749,052
Series 2024-NQM7, Class A1, 6.24% (C), 03/25/2064 (A)	4,606,329	4,640,436
RALI Trust
Series 2007-QO4, Class A1A, 1-Month Term SOFR + 0.49%, 5.23% (C), 05/25/2047	230,665	205,067
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-15, Class 1A1, 4.69% (C), 07/25/2035	185,178	101,046
Series 2007-3, Class 3A1, 4.79% (C), 04/25/2047	462,426	212,456
Structured Asset Mortgage Investments II Trust
Series 2003-AR4, Class A1, 1-Month Term SOFR + 0.81%, 5.57% (C), 01/19/2034	9,947	9,354
Towd Point Mortgage Trust
Series 2017-3, Class A1, 2.75% (C), 07/25/2057 (A)	125,268	124,172
Series 2017-4, Class A1, 2.75% (C), 06/25/2057 (A)	814,392	787,186
Series 2017-6, Class A1, 2.75% (C), 10/25/2057 (A)	1,138,153	1,107,400
Series 2018-1, Class A1, 3.00% (C), 01/25/2058 (A)	1,323,044	1,297,062
Series 2018-4, Class A1, 3.00% (C), 06/25/2058 (A)	1,992,135	1,855,951
Series 2019-1, Class A1, 3.75% (C), 03/25/2058 (A)	5,332,549	5,127,306
Series 2019-4, Class A1, 2.90% (C), 10/25/2059 (A)	7,479,099	7,091,698
Series 2020-4, Class A1, 1.75%, 10/25/2060 (A)	2,339,936	2,090,034
Series 2021-1, Class A1, 2.25% (C), 11/25/2061 (A)	3,157,018	2,897,124
Series 2022-4, Class A1, 3.75%, 09/25/2062 (A)	5,216,692	4,898,623
Series 2023-1, Class A1, 3.75%, 01/25/2063 (A)	6,760,369	6,417,118
WaMu Mortgage Pass-Through Certificates Trust
Series 2005-AR8, Class 2A1A, 1-Month Term SOFR + 0.69%, 5.43% (C), 07/25/2045	15,947	15,382
Wells Fargo Commercial Mortgage Trust
Series 2015-C26, Class B, 3.78%, 02/15/2048	3,000,000	2,959,617
Series 2015-C29, Class AS, 4.01% (C), 06/15/2048	6,250,000	6,171,238
Total Mortgage-Backed Securities (Cost $133,648,715)		128,540,171
ASSET-BACKED SECURITIES - 4.8%
321 Henderson Receivables VI LLC
Series 2010-1A, Class A, 5.56%, 07/15/2059 (A)	2,317,724	2,317,966
	Principal	Value
ASSET-BACKED SECURITIES (continued)
Accelerated LLC
Series 2021-1H, Class A, 1.35%, 10/20/2040 (A)	$ 441,542	$ 402,989
Avis Budget Rental Car Funding AESOP LLC
Series 2023-7A, Class A, 5.90%, 08/21/2028 (A)	5,935,000	6,053,722
BXG Receivables Note Trust
Series 2023-A, Class A, 5.77%, 11/15/2038 (A)	4,349,267	4,395,345
Chase Issuance Trust
Series 2023-A1, Class A, 5.16%, 09/15/2028	5,200,000	5,261,769
CIFC Funding Ltd.
Series 2013-2A, Class A1L2, 3-Month Term SOFR + 1.26%, 5.89% (C), 10/18/2030 (A)	4,295,529	4,302,157
Diameter Capital CLO 1 Ltd.
Series 2021-1A, Class A1R, 3-Month Term SOFR + 1.39%, 6.02% (C), 10/15/2037 (A)	4,000,000	4,000,692
First National Master Note Trust
Series 2023-2, Class A, 5.77%, 09/15/2029	5,315,000	5,403,615
Ford Credit Auto Owner Trust
Series 2018-1, Class B, 3.34%, 07/15/2031 (A)	3,710,000	3,697,420
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A, 1.93%, 07/20/2048 (A)	7,869,553	6,163,650
Series 2021-5CS, Class A, 2.31%, 10/20/2048 (A)	3,061,923	2,454,052
Series 2022-1GS, Class A, 2.70%, 01/20/2049 (A)	3,980,793	3,357,809
Hertz Vehicle Financing III LLC
Series 2023-3A, Class A, 5.94%, 02/25/2028 (A)	4,730,000	4,800,304
Hilton Grand Vacations Trust
Series 2024-1B, Class A, 5.75%, 09/15/2039 (A)	2,009,738	2,009,727
Series 2024-2A, Class A, 5.50%, 03/25/2038 (A)	2,107,483	2,122,896
HINNT LLC
Series 2024-A, Class A, 5.49%, 03/15/2043 (A)	4,732,415	4,764,353
ICG U.S. CLO Ltd.
Series 2014-1A, Class A1A2, 3-Month Term SOFR + 1.46%, 6.08% (C), 10/20/2034 (A)	7,305,000	7,313,371
JG Wentworth XXI LLC
Series 2010-2A, Class A, 4.07%, 01/15/2048 (A)	194,808	192,298
JG Wentworth XXII LLC
Series 2010-3A, Class A, 3.82%, 12/15/2048 (A)	272,449	268,035
JGWPT XXVIII LLC
Series 2013-1A, Class A, 3.22%, 04/15/2067 (A)	784,151	714,490
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
ASSET-BACKED SECURITIES (continued)
MVW LLC
Series 2022-1A, Class A, 4.15%, 11/21/2039 (A)	$ 3,662,466	$ 3,590,036
Series 2023-1A, Class A, 4.93%, 10/20/2040 (A)	3,177,841	3,165,174
MVW Owner Trust
Series 2019-1A, Class A, 2.89%, 11/20/2036 (A)	186,989	184,710
Palmer Square CLO Ltd.
Series 2015-2A, Class A1R2, 3-Month Term SOFR + 1.36%, 5.98% (C), 07/20/2030 (A)	1,472,966	1,475,900
RAAC Trust
Series 2007-RP4, Class A, 1-Month Term SOFR + 0.46%, 5.55% (C), 11/25/2046 (A)	343,342	330,232
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class A, 0.99%, 11/20/2037 (A)	1,084,953	1,045,439
Series 2023-1A, Class A, 5.20%, 01/20/2040 (A)	3,068,133	3,060,054
Series 2023-2A, Class A, 5.80%, 04/20/2040 (A)	1,923,024	1,922,450
Series 2023-3A, Class A, 6.10%, 09/20/2040 (A)	3,220,148	3,280,708
Series 2024-1A, Class A, 5.15%, 01/20/2043 (A)	4,757,880	4,746,364
Veridian Auto Receivables Trust
Series 2023-1A, Class A2, 5.97%, 08/17/2026 (A)	1,073,640	1,074,953
Total Asset-Backed Securities (Cost $94,924,349)		93,872,680
FOREIGN GOVERNMENT OBLIGATIONS - 0.9%
Chile - 0.0% (E)
Chile Government International Bonds
3.50%, 01/25/2050	825,000	595,086
Colombia - 0.1%
Colombia Government International Bonds
3.13%, 04/15/2031	3,584,000	2,854,678
Dominican Republic - 0.3%
Dominican Republic International Bonds
6.60%, 06/01/2036 (A)	4,856,000	4,931,298
Indonesia - 0.2%
Indonesia Government International Bonds
4.75%, 01/08/2026 (A)	3,205,000	3,214,327
Mexico - 0.1%
Mexico Government International Bonds
3.75%, 01/11/2028	2,481,000	2,380,813
Panama - 0.0% (E)
Panama Government International Bonds
3.88%, 03/17/2028	735,000	690,080
	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Serbia - 0.2%
Serbia International Bonds
6.00%, 06/12/2034 (A)	$ 3,519,000	$ 3,529,483
Total Foreign Government Obligations (Cost $18,330,261)		18,195,765
MUNICIPAL GOVERNMENT OBLIGATION - 0.0% (E)
Georgia - 0.0% (E)
Municipal Electric Authority of Georgia, Revenue Bonds,
Series A,
6.64%, 04/01/2057	264,000	293,132
Total Municipal Government Obligation (Cost $309,941)		293,132
COMMERCIAL PAPER - 18.9%
Banks - 9.8%
ABN AMRO Funding USA LLC
4.68% (F), 04/11/2025 (A)	21,600,000	21,154,046
Cooperatieve Rabobank UA
4.90% (F), 03/03/2025	21,256,000	20,922,551
DNB Bank ASA
5.30% (F), 01/30/2025 (A)	23,450,000	23,178,210
HSBC USA, Inc.
5.49% (F), 02/07/2025 (A)	5,783,000	5,707,511
5.59% (F), 11/21/2024 (A)	11,000,000	10,969,283
Korea Development Bank
5.47% (F), 01/08/2025	13,000,000	12,884,287
5.47% (F), 01/13/2025	6,981,000	6,914,407
Macquarie Bank Ltd.
5.35% (F), 01/29/2025 (A)	12,000,000	11,859,600
Mont Blanc Capital Corp.
5.50% (F), 11/19/2024 (A)	21,925,000	21,869,360
Skandinaviska Enskilda Banken AB
5.32% (F), 12/30/2024 (A)	13,367,000	13,263,562
5.51% (F), 12/24/2024 (A)	400,000	397,211
Standard Chartered Bank
5.00% (F), 02/10/2025 (A)	10,916,000	10,770,252
Svenska Handelsbanken AB
4.94% (F), 03/03/2025 (A)	20,000,000	19,689,247
Toronto-Dominion Bank
5.07% (F), 02/19/2025 (A)	13,609,000	13,415,929
		192,995,456
Chemicals - 1.2%
Air Liquide U.S. LLC
5.34% (F), 12/20/2024 (A)	23,467,000	23,314,464
Consumer Finance - 1.2%
Toyota Motor Credit Corp.
5.53% (F), 01/06/2025	23,000,000	22,800,070
Financial Services - 6.7%
Alinghi Funding Co. LLC
5.56% (F), 12/10/2024 (A)	10,800,000	10,742,520
5.61% (F), 11/05/2024 (A)	10,636,000	10,628,810
Atlantic Asset Securitization LLC
5.55% (F), 12/13/2024 (A)	8,000,000	7,954,159
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
COMMERCIAL PAPER (continued)
Financial Services (continued)
Barton Capital SA
5.44% (F), 01/21/2025 (A)	$ 3,129,000	$ 3,095,673
Britannia Funding Co. LLC
5.04% (F), 12/16/2024 (A)	25,000,000	24,847,369
5.44% (F), 01/22/2025 (A)	700,000	692,383
Glencove Funding LLC
5.60% (F), 12/02/2024 (A)	10,000,000	9,957,547
LMA-Americas LLC
5.55% (F), 12/12/2024 (A)	24,000,000	23,866,272
Mackinac Funding Co. LLC
4.73% (F), 04/22/2025 (A)	800,000	782,499
Manhattan Asset Funding Co. LLC
4.98% (F), 03/03/2025 (A)	17,355,000	17,080,607
Thunder Bay Funding LLC
5.50% (F), 11/15/2024 (A)	22,140,000	22,095,545
		131,743,384
Total Commercial Paper (Cost $370,679,636)		370,853,374
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.2%
U.S. Treasury Bills
4.60% (F), 12/19/2024	1,480,000	1,471,011
4.62% (F), 01/16/2025	1,548,000	1,533,380
5.11% (F), 11/29/2024	20,178,000	20,105,706
5.20% (F), 11/07/2024	972,000	971,245
Total Short-Term U.S. Government Obligations (Cost $24,075,505)		24,081,342

	Shares	Value
OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.81% (F)	2,139,945	$ 2,139,945
Total Other Investment Company (Cost $2,139,945)		2,139,945

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 2.10% (F), dated 10/31/2024, to be repurchased at $15,381,190 on 11/01/2024. Collateralized by a U.S. Government Obligation, 0.75%, due 04/30/2026, and with a value of $15,687,910.	$ 15,380,293	15,380,293
Total Repurchase Agreement (Cost $15,380,293)		15,380,293
Total Investments (Cost $2,403,555,269)		2,348,303,048
Net Other Assets (Liabilities) - (19.8)%		(387,951,886)
Net Assets - 100.0%		$ 1,960,351,162
INVESTMENT VALUATION:

Valuation Inputs (G)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$686,924,365	$—	$686,924,365
U.S. Government Agency Obligations	—	506,145,831	—	506,145,831
U.S. Government Obligations	—	501,876,150	—	501,876,150
Mortgage-Backed Securities	—	128,540,171	—	128,540,171
Asset-Backed Securities	—	93,872,680	—	93,872,680
Foreign Government Obligations	—	18,195,765	—	18,195,765
Municipal Government Obligation	—	293,132	—	293,132
Commercial Paper	—	370,853,374	—	370,853,374
Short-Term U.S. Government Obligations	—	24,081,342	—	24,081,342
Other Investment Company	2,139,945	—	—	2,139,945
Repurchase Agreement	—	15,380,293	—	15,380,293
Total Investments	$2,139,945	$2,346,163,103	$—	$2,348,303,048
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, the total value of 144A securities is $665,819,653, representing 34.0% of the
Fund's net assets.

(B)
All or a portion of the security is on loan. The total value of the securities on loan is $7,603,461, collateralized by cash collateral of $2,139,945 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $5,625,168. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)
Floating or variable rate security. The rate disclosed is as of October 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(D)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2024.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	Rate disclosed reflects the yield at October 31, 2024.
(G)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
RFUCC	Refinitiv USD IBOR Consumer Cash Fallbacks
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $2,388,174,976) (including securities loaned of $7,603,461)	$2,332,922,755
Repurchase agreement, at value (cost $15,380,293)	15,380,293
Cash collateral pledged at broker for:
TBA commitments	9,524,000
Receivables and other assets:
Investments sold	1,141
When-issued, delayed-delivery, forward and TBA commitments sold	37,456,273
Net income from securities lending	2,056
Shares of beneficial interest sold	371,818
Interest	14,701,841
Total assets	2,410,360,177
Liabilities:
Cash collateral received upon return of:
Securities on loan	2,139,945
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	432,176,196
Dividends and/or distributions	1,375
Shares of beneficial interest redeemed	14,738,734
Investment management fees	645,819
Distribution and service fees	36,045
Transfer agent fees	13,621
Trustee and CCO fees	564
Audit and tax fees	45,788
Custody fees	126,285
Legal fees	27,635
Printing and shareholder reports fees	22,893
Registration fees	966
Other accrued expenses	33,149
Total liabilities	450,009,015
Net assets	$1,960,351,162
Net assets consist of:
Paid-in capital	$2,205,397,681
Total distributable earnings (accumulated losses)	(245,046,519)
Net assets	$1,960,351,162
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

STATEMENT OF ASSETS AND LIABILITIES (continued)
At October 31, 2024
Net assets by class:
Class A	$1,555,470
Class C	296,263
Class I	9,498,083
Class I2	1,523,299,900
Class I3	264,925,625
Class R	20,060,304
Class R4	126,505,544
Class R6	14,209,973
Shares outstanding (unlimited shares, no par value):
Class A	180,869
Class C	34,550
Class I	1,111,596
Class I2	177,533,426
Class I3	30,824,603
Class R	2,329,568
Class R4	14,708,960
Class R6	1,653,049
Net asset value per share: (A)
Class A	$8.60
Class C	8.57
Class I	8.54
Class I2	8.58
Class I3	8.59
Class R	8.61
Class R4	8.60
Class R6	8.60
Maximum offering price per share: (B)
Class A	$9.03

(A)
Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$237,652
Interest income	103,827,085
Net income from securities lending	166,583
Withholding taxes on foreign income	(161)
Total investment income	104,231,159
Expenses:
Investment management fees	8,235,858
Distribution and service fees:
Class A	2,899
Class C	2,708
Class R	103,081
Class R4	299,785
Transfer agent fees:
Class A	774
Class C	281
Class I	9,159
Class I2	132,002
Class I3	19,064
Class R	349
Class R4	8,994
Class R6	694
Trustee and CCO fees	88,886
Audit and tax fees	58,246
Custody fees	186,014
Legal fees	170,978
Printing and shareholder reports fees	66,476
Registration fees	96,820
Other	409,944
Total expenses before waiver and/or reimbursement and recapture	9,893,012
Expenses waived and/or reimbursed:
Class C	(65)
Class I	(7,928)
Class R4	(26,801)
Recapture of previously waived and/or reimbursed fees:
Class C	6
Class R4	1,120
Net expenses	9,859,344
Net investment income (loss)	94,371,815
Net realized gain (loss) on:
Investments	(10,229,176)
Net change in unrealized appreciation (depreciation) on:
Investments	141,565,617
Net realized and change in unrealized gain (loss)	131,336,441
Net increase (decrease) in net assets resulting from operations	$225,708,256
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$94,371,815	$94,880,758
Net realized gain (loss)	(10,229,176)	(87,646,612)
Net change in unrealized appreciation (depreciation)	141,565,617	17,334,992
Net increase (decrease) in net assets resulting from operations	225,708,256	24,569,138
Dividends and/or distributions to shareholders:
Class A (A)	(47,371)	(8,907)
Class C (A)	(8,942)	(5,252)
Class I (A)	(385,537)	(110,676)
Class I2	(77,237,871)	(80,506,324)
Class I3	(11,165,342)	(10,205,258)
Class R	(803,044)	(779,243)
Class R4	(4,996,071)	(4,071,600)
Class R6	(407,508)	(108,672)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(95,051,686)	(95,795,932)
Capital share transactions:
Proceeds from shares sold:
Class A (A)	1,235,294	784,785
Class C (A)	296,064	489,551
Class I (A)	10,158,298	8,135,764
Class I2	61,109,540	49,671,470
Class I3	27,873,703	21,495,832
Class R	1,334,365	802,762
Class R4	17,689,827	18,229,453
Class R6	12,764,292	5,594,537
	132,461,383	105,204,154
Dividends and/or distributions reinvested:
Class A (A)	41,150	8,837
Class C (A)	8,870	5,155
Class I (A)	383,021	113,132
Class I2	77,237,616	80,506,580
Class I3	11,165,342	10,205,258
Class R	803,044	779,243
Class R4	4,996,071	4,071,600
Class R6	407,520	108,662
	95,042,634	95,798,467
Cost of shares redeemed:
Class A (A)	(538,901)	(44,145)
Class C (A)	(359,224)	(83,715)
Class I (A)	(3,308,848)	(5,895,429)
Class I2	(524,131,034)	(246,019,456)
Class I3	(20,950,151)	(38,978,910)
Class R	(3,254,252)	(4,144,861)
Class R4	(10,496,460)	(13,164,712)
Class R6	(3,436,696)	(2,007,552)
	(566,475,566)	(310,338,780)
Automatic conversions:
Class A (A)	6,508	50,366
Class C (A)	(6,508)	(50,366)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(338,971,549)	(109,336,159)
Net increase (decrease) in net assets	(208,314,979)	(180,562,953)
Net assets:
Beginning of year	2,168,666,141	2,349,229,094
End of year	$1,960,351,162	$2,168,666,141
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Capital share transactions - shares:
Shares issued:
Class A (A)	143,096	92,346
Class C (A)	33,925	57,075
Class I (A)	1,212,073	946,665
Class I2	7,133,859	5,696,003
Class I3	3,233,745	2,499,672
Class R	154,324	92,828
Class R4	2,054,201	2,121,848
Class R6	1,490,158	651,162
	15,455,381	12,157,599
Shares reinvested:
Class A (A)	4,785	1,056
Class C (A)	1,036	610
Class I (A)	44,844	13,393
Class I2	9,008,633	9,402,161
Class I3	1,299,384	1,190,555
Class R	93,306	90,729
Class R4	581,080	475,036
Class R6	47,332	12,749
	11,080,400	11,186,289
Shares redeemed:
Class A (A)	(62,124)	(5,208)
Class C (A)	(41,619)	(9,534)
Class I (A)	(391,134)	(714,245)
Class I2	(61,016,293)	(28,697,674)
Class I3	(2,443,486)	(4,564,186)
Class R	(377,946)	(482,463)
Class R4	(1,221,973)	(1,526,359)
Class R6	(397,839)	(233,160)
	(65,952,414)	(36,232,829)
Automatic conversions:
Class A (A)	776	6,142
Class C (A)	(779)	(6,164)
	(3)	(22)
Net increase (decrease) in shares outstanding:
Class A (A)	86,533	94,336
Class C (A)	(7,437)	41,987
Class I (A)	865,783	245,813
Class I2	(44,873,801)	(13,599,510)
Class I3	2,089,643	(873,959)
Class R	(130,316)	(298,906)
Class R4	1,413,308	1,070,525
Class R6	1,139,651	430,751
	(39,416,636)	(12,888,963)

(A)	Class A, C and I commenced operations on November 1, 2022.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$8.12	$8.41
Investment operations:
Net investment income (loss) (B)	0.35	0.33
Net realized and unrealized gain (loss)	0.48	(0.31)
Total investment operations	0.83	0.02
Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.31)
Net asset value, end of year	$8.60	$8.12
Total return (C)	10.32%	0.09%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$1,555	$766
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%	0.81%(E)
Including waiver and/or reimbursement and recapture	0.74%	0.81%(E)(F)
Net investment income (loss) to average net assets	4.05%	3.93%(E)
Portfolio turnover rate	56%	57%

(A)	Commenced operations on November 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$8.09	$8.42
Investment operations:
Net investment income (loss) (B)	0.28	0.27
Net realized and unrealized gain (loss)	0.48	(0.34)
Total investment operations	0.76	(0.07)
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.26)
Net asset value, end of year	$8.57	$8.09
Total return (C)	9.49%	(0.99)%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$296	$340
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.53%	1.47%(E)
Including waiver and/or reimbursement and recapture	1.51%	1.47%(E)
Net investment income (loss) to average net assets	3.27%	3.14%(E)
Portfolio turnover rate	56%	57%

(A)	Commenced operations on November 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$8.08	$8.39
Investment operations:
Net investment income (loss) (B)	0.37	0.35
Net realized and unrealized gain (loss)	0.46	(0.32)
Total investment operations	0.83	0.03
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.34)
Net asset value, end of year	$8.54	$8.08
Total return	10.38%	0.23%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$9,498	$1,985
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.53%	0.53%(D)
Including waiver and/or reimbursement and recapture	0.44%(E)	0.44%(D)(E)
Net investment income (loss) to average net assets	4.35%	4.19%(D)
Portfolio turnover rate	56%	57%

(A)	Commenced operations on November 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	TAM has contractually agreed to reimburse 0.09% of the transfer agency fees through March 1, 2025. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$8.10	$8.37	$10.34	$10.85	$10.50
Investment operations:
Net investment income (loss) (A)	0.37	0.34	0.23	0.19	0.23
Net realized and unrealized gain (loss)	0.49	(0.27)	(1.80)	(0.14)	0.37
Total investment operations	0.86	0.07	(1.57)	0.05	0.60
Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.34)	(0.23)	(0.20)	(0.25)
Net realized gains	—	—	(0.17)	(0.36)	—
Total dividends and/or distributions to shareholders	(0.38)	(0.34)	(0.40)	(0.56)	(0.25)
Net asset value, end of year	$8.58	$8.10	$8.37	$10.34	$10.85
Total return	10.67%	0.74%	(15.67)%	0.45%	5.74%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,523,300	$1,800,512	$1,974,697	$1,131,283	$1,275,122
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.44%	0.43%	0.42%	0.41%	0.42%
Including waiver and/or reimbursement and recapture	0.44%	0.43%	0.42%	0.41%	0.42%
Net investment income (loss) to average net assets	4.36%	3.96%	2.49%	1.81%	2.16%
Portfolio turnover rate	56%	57%	64%	48%	46%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I3
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$8.11	$8.38	$10.36	$10.87	$10.51
Investment operations:
Net investment income (loss) (A)	0.37	0.34	0.22	0.19	0.23
Net realized and unrealized gain (loss)	0.49	(0.27)	(1.80)	(0.14)	0.38
Total investment operations	0.86	0.07	(1.58)	0.05	0.61
Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.34)	(0.23)	(0.20)	(0.25)
Net realized gains	—	—	(0.17)	(0.36)	—
Total dividends and/or distributions to shareholders	(0.38)	(0.34)	(0.40)	(0.56)	(0.25)
Net asset value, end of year	$8.59	$8.11	$8.38	$10.36	$10.87
Total return	10.66%	0.74%	(15.74)%	0.45%	5.83%
Ratio and supplemental data:
Net assets end of year (000’s)	$264,926	$233,018	$248,167	$369,100	$385,809
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.44%	0.43%	0.42%	0.41%	0.42%
Including waiver and/or reimbursement and recapture	0.44%	0.43%	0.42%	0.41%	0.42%
Net investment income (loss) to average net assets	4.36%	3.97%	2.36%	1.81%	2.14%
Portfolio turnover rate	56%	57%	64%	48%	46%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class R
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$8.13	$8.39	$10.37	$10.88	$10.52
Investment operations:
Net investment income (loss) (A)	0.33	0.30	0.18	0.14	0.18
Net realized and unrealized gain (loss)	0.49	(0.26)	(1.81)	(0.15)	0.37
Total investment operations	0.82	0.04	(1.63)	(0.01)	0.55
Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.30)	(0.18)	(0.14)	(0.19)
Net realized gains	—	—	(0.17)	(0.36)	—
Total dividends and/or distributions to shareholders	(0.34)	(0.30)	(0.35)	(0.50)	(0.19)
Net asset value, end of year	$8.61	$8.13	$8.39	$10.37	$10.88
Total return	10.10%	0.33%	(16.15)%	(0.05)%	5.29%
Ratio and supplemental data:
Net assets end of year (000’s)	$20,060	$19,987	$23,157	$31,469	$42,002
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93%	0.93%	0.92%	0.91%	0.92%
Including waiver and/or reimbursement and recapture	0.93%	0.93%	0.92%	0.91%	0.92%
Net investment income (loss) to average net assets	3.86%	3.47%	1.88%	1.32%	1.64%
Portfolio turnover rate	56%	57%	64%	48%	46%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R4
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$8.11	$8.39	$10.36	$10.87	$10.52
Investment operations:
Net investment income (loss) (A)	0.36	0.32	0.20	0.16	0.20
Net realized and unrealized gain (loss)	0.49	(0.28)	(1.79)	(0.14)	0.37
Total investment operations	0.85	0.04	(1.59)	0.02	0.57
Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.32)	(0.21)	(0.17)	(0.22)
Net realized gains	—	—	(0.17)	(0.36)	—
Total dividends and/or distributions to shareholders	(0.36)	(0.32)	(0.38)	(0.53)	(0.22)
Net asset value, end of year	$8.60	$8.11	$8.39	$10.36	$10.87
Total return	10.54%	0.38%	(15.85)%	0.21%	5.49%
Ratio and supplemental data:
Net assets end of year (000’s)	$126,506	$107,894	$102,515	$152,590	$162,185
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%	0.68%	0.67%	0.66%	0.67%
Including waiver and/or reimbursement and recapture	0.66% (B)	0.66%(B)	0.65%	0.65%	0.65%
Net investment income (loss) to average net assets	4.13%	3.76%	2.14%	1.57%	1.90%
Portfolio turnover rate	56%	57%	64%	48%	46%

(A)	Calculated based on average number of shares outstanding.
(B)	Includes extraordinary expenses outside the operating expense limit.

For a share outstanding during the years indicated:	Class R6
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021 (A)
Net asset value, beginning of year	$8.11	$8.38	$10.36	$10.35
Investment operations:
Net investment income (loss) (B)	0.38	0.35	0.26	0.08
Net realized and unrealized gain (loss)	0.49	(0.27)	(1.84)	0.01 (C)
Total investment operations	0.87	0.08	(1.58)	0.09
Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.35)	(0.23)	(0.08)
Net realized gains	—	—	(0.17)	—
Total dividends and/or distributions to shareholders	(0.38)	(0.35)	(0.40)	(0.08)
Net asset value, end of year	$8.60	$8.11	$8.38	$10.36
Total return	10.81%	0.76%	(15.74)%	0.89%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$14,210	$4,164	$693	$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.44%	0.43%	0.42%	0.41%(E)
Including waiver and/or reimbursement and recapture	0.44%	0.43%	0.42%	0.41%(E)
Net investment income (loss) to average net assets	4.37%	4.12%	2.99%	1.78%(E)
Portfolio turnover rate	56%	57%	64%	48%

(A)	Commenced operations on May 28, 2021.
(B)	Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

(D)	Not annualized.
(E)	Annualized.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Core Bond (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers eight classes of shares, Class A, Class C, Class I, Class I2, Class I3, Class R, Class R4 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2024 by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Short-term notes: The Fund normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2024, if any, are identified within the Schedule of Investments.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2024, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$2,139,945	$—	$—	$—	$2,139,945
Total Borrowings	$2,139,945	$—	$—	$—	$2,139,945
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments,
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the Fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Inflation risk: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase fund losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Fund. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Fund. In certain cases, the Fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Fund to certain operational and legal risks. The Fund may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 could have an adverse impact on the Fund’s performance and its ability to implement its investment strategies and may increase costs related to the Fund’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused investing risk: To the extent the Fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$1,867,234,482	95.25%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $2 billion	0.380%
Over $2 billion up to $3.5 billion	0.365
Over $3.5 billion up to $5 billion	0.360
Over $5 billion	0.355
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2024
Class A(A)	0.85%	March 1, 2025
Class C(A)	1.52	March 1, 2025
Class I(A)	0.56	March 1, 2025
Class I2	0.47	March 1, 2025
Class I3, Class R6	0.46	March 1, 2025
Class R	1.00	March 1, 2025
Class R4	0.65	March 1, 2025
Prior to March 1, 2024
Class A(A)	0.85
Class C(A)	1.60
Class I(A)	0.56
Class I2	0.47
Class I3, Class R6	0.46
Class R	1.00
Class R4	0.65

(A)	Class commenced operations on November 1, 2022.
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class C	$—	$—	$59	$59
Class R4	30,310	29,293	26,801	86,404
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3 and Class R6.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$12,134	$—
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
TAM has contractually agreed to reimburse 0.09% of the transfer agency fees on Class I shares through March 1, 2025.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$170,822	$13,536
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$415,644,560	$522,048,654	$605,407,106	$526,581,062
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, interest written off and premium amortization adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to basis adjustments related to a prior year merger. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$228,857	$(228,857)
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$2,408,369,559	$13,155,379	$(73,221,890)	$(60,066,511)
As of October 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$89,422,979	$95,918,396
During the year ended October 31, 2024, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$95,051,686	$—	$—	$—	$95,795,932	$—	$—	$—
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$211,583	$—	$—	$(185,341,375)	$—	$149,784	$(60,066,511)
10. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Core Bond
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Core Bond (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Core Bond (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Aegon USA Investment Management, LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I2 Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 3- and 5-year periods and in line with the median for the past 1-year period. The Board also noted that the performance of Class I2 Shares of the Fund was above the benchmark that TAM utilizes to measure performance of the Fund for the past 1-, 3- and 5-year periods.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were above the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Core Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978456 TA CORE BOND 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Emerging Markets Debt
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 55.3%
Angola - 0.5%
Angola Government International Bonds
8.00%, 11/26/2029 (A)	$ 705,000	$ 647,139
8.75%, 04/14/2032 (A)	910,000	823,550
		1,470,689
Argentina - 1.9%
Argentina Republic Government International Bonds
0.75% (B), 07/09/2030	2,500,800	1,682,619
3.50% (B), 07/09/2041	2,965,000	1,519,691
4.13% (B), 07/09/2046	3,480,000	1,995,191
		5,197,501
Brazil - 3.7%
Brazil Government International Bonds
7.13%, 05/13/2054	1,100,000	1,097,452
Brazil Notas do Tesouro Nacional
10.00%, 01/01/2027 - 01/01/2035	BRL 59,943,000	9,359,623
		10,457,075
Cayman Islands - 0.3%
KSA Sukuk Ltd.
5.25%, 06/04/2027 (A)	$ 920,000	931,029
Chile - 0.6%
Chile Government International Bonds
2.75%, 01/31/2027	825,000	787,931
3.50%, 01/31/2034	850,000	751,058
		1,538,989
China - 0.7%
China Government Bonds
3.27%, 11/19/2030	CNY 12,500,000	1,896,249
Colombia - 2.1%
Colombia Government International Bonds
7.75%, 11/07/2036 (C)	$ 1,770,000	1,738,664
8.38%, 11/07/2054 (C)	1,900,000	1,846,722
Colombia TES
Series B, 11.50%, 07/25/2046	COP 4,276,000,000	953,489
Series B, 13.25%, 02/09/2033	4,959,000,000	1,262,374
		5,801,249
Cote d'Ivoire - 1.4%
Ivory Coast Government International Bonds
4.88%, 01/30/2032 (D)	EUR 1,650,000	1,569,994
6.88%, 10/17/2040 (A)	1,000,000	940,903
8.25%, 01/30/2037 (A)	$ 1,500,000	1,493,067
		4,003,964
Czech Republic - 1.0%
Czech Republic Government Bonds
Series 142, 1.95%, 07/30/2037	CZK 83,030,000	2,778,070
Dominican Republic - 2.2%
Dominican Republic International Bonds
4.88%, 09/23/2032 (A)	$ 3,070,000	2,804,942
	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Dominican Republic (continued)
9.75%, 06/05/2026 (A)	DOP 51,500,000	$ 853,002
11.25%, 09/15/2035 (A)	131,900,000	2,376,824
		6,034,768
Ecuador - 0.2%
Ecuador Government International Bonds
5.00% (B), 07/31/2040 (A)	$ 1,200,000	608,563
Egypt - 0.9%
Egypt Government International Bonds
5.88%, 02/16/2031 (A)	980,000	810,244
8.70%, 03/01/2049 (A)	2,170,000	1,738,821
		2,549,065
El Salvador - 0.5%
El Salvador Government International Bonds
0.25%, 04/17/2030 (A)	2,900,000	72,939
9.25%, 04/17/2030 (A)	1,415,000	1,400,850
		1,473,789
Gabon - 0.4%
Gabon Government International Bonds
6.95%, 06/16/2025 (A)	1,150,000	1,121,165
Ghana - 0.4%
Ghana Government International Bonds
Zero Coupon, 07/03/2026 - 01/03/2030 (A)	81,540	67,175
Zero Coupon, 07/03/2026 - 01/03/2030 (D)	105,648	86,022
5.00% (B), 07/03/2029 - 07/03/2035 (A)	590,000	449,462
5.00% (B), 07/03/2029 - 07/03/2035 (D)	654,900	498,903
		1,101,562
Hungary - 1.5%
Hungary Government Bonds
4.75%, 11/24/2032	HUF 791,920,000	1,849,594
Hungary Government International Bonds
6.25%, 09/22/2032 (A)	$ 2,365,000	2,457,330
		4,306,924
Indonesia - 3.9%
Indonesia Government International Bonds
4.55%, 01/11/2028	1,875,000	1,868,314
Indonesia Treasury Bonds
7.13%, 06/15/2038	IDR 52,569,000,000	3,376,407
8.25%, 05/15/2036	26,291,000,000	1,838,577
8.38%, 03/15/2034	34,296,000,000	2,400,021
Series FR73, 8.75%, 05/15/2031	17,885,000,000	1,253,887
		10,737,206
Israel - 0.5%
Israel Government International Bonds
5.75%, 03/12/2054	$ 1,670,000	1,525,892
Jordan - 0.2%
Jordan Government International Bonds
7.38%, 10/10/2047 (A)	600,000	545,682
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Malaysia - 0.3%
Malaysia Government Bonds
4.70%, 10/15/2042	MYR 3,555,000	$ 871,940
Mexico - 4.2%
Mexico Bonos
7.75%, 11/23/2034	MXN 58,830,000	2,510,672
8.00%, 11/07/2047 - 07/31/2053	86,366,000	3,410,846
Series M 30, 10.00%, 11/20/2036	67,030,000	3,328,101
Mexico Government International Bonds
6.35%, 02/09/2035	$ 2,420,000	2,428,669
		11,678,288
Morocco - 0.5%
Morocco Government International Bonds
3.00%, 12/15/2032 (A)	1,535,000	1,266,759
Nigeria - 1.0%
Nigeria Government International Bonds
6.50%, 11/28/2027 (A)	1,650,000	1,556,214
7.38%, 09/28/2033 (A)	1,485,000	1,254,781
		2,810,995
Pakistan - 0.6%
Pakistan Government International Bonds
6.88%, 12/05/2027 (A)	1,920,000	1,738,694
Panama - 0.5%
Panama Government International Bonds
3.88%, 03/17/2028	630,000	591,497
7.88%, 03/01/2057	850,000	888,858
		1,480,355
Papua New Guinea - 0.3%
Papua New Guinea Government International Bonds
8.38%, 10/04/2028 (D)	815,000	802,288
Peru - 0.9%
Peru Government Bonds
7.60%, 08/12/2039 (D)	PEN 7,009,000	1,901,593
Peru Government International Bonds
6.90%, 08/12/2037 (A)	2,814,000	725,319
		2,626,912
Philippines - 0.5%
Philippines Government Bonds
6.25%, 01/25/2034	PHP 37,450,000	660,738
6.88%, 05/23/2044	37,450,000	703,357
		1,364,095
Poland - 3.8%
Bank Gospodarstwa Krajowego
6.25%, 10/31/2028 - 07/09/2054 (A)	$ 2,475,000	2,545,995
Republic of Poland Government Bonds
Series 0432, 1.75%, 04/25/2032	PLN 10,257,000	1,944,078
Series 0726, 2.50%, 07/25/2026	10,856,000	2,603,184
Series 0728, 7.50%, 07/25/2028	6,827,000	1,824,183
	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Poland (continued)
Republic of Poland Government International Bonds
5.50%, 11/16/2027 - 03/18/2054	$ 1,830,000	$ 1,797,158
		10,714,598
Republic of South Africa - 3.5%
Republic of South Africa Government Bonds
8.25%, 03/31/2032	ZAR 11,995,175	621,600
8.50%, 01/31/2037	39,741,000	1,886,476
Series 2044, 8.75%, 01/31/2044 - 02/28/2048	19,132,549	869,169
8.88%, 02/28/2035	33,333,000	1,692,643
11.63%, 03/31/2053	34,875,000	2,033,155
Republic of South Africa Government International Bonds
4.85%, 09/30/2029	$ 1,000,000	943,920
5.75%, 09/30/2049	2,200,000	1,720,620
		9,767,583
Romania - 2.1%
Romania Government Bonds
7.35%, 04/28/2031	RON 5,365,000	1,205,782
Romania Government International Bonds
5.13%, 09/24/2031 (A)(E)	EUR 550,000	595,665
5.75%, 03/24/2035 (A)	$ 1,640,000	1,545,975
6.63%, 02/17/2028 (A)	1,350,000	1,391,742
7.63%, 01/17/2053 (A)	1,080,000	1,166,331
		5,905,495
Saudi Arabia - 1.5%
Saudi Government International Bonds
5.75%, 01/16/2054 (A)	4,273,000	4,146,434
Serbia - 0.8%
Serbia International Bonds
6.00%, 06/12/2034 (A)	600,000	601,787
6.50%, 09/26/2033 (A)	1,455,000	1,520,866
		2,122,653
Sri Lanka - 0.3%
Sri Lanka Government International Bonds
6.20%, 05/11/2027 (D)(F)(G)	1,305,000	799,313
Supranational - 3.0%
Asian Development Bank
6.20%, 10/06/2026	INR 38,300,000	451,344
11.20%, 01/31/2025	COP 2,792,000,000	631,051
Asian Infrastructure Investment Bank
4.25%, 01/27/2027 (D)	PHP 78,700,000	1,333,119
6.00%, 12/08/2031 (D)	INR 96,500,000	1,059,837
European Bank for Reconstruction & Development
Zero Coupon, 02/13/2031	TRY 479,000,000	1,182,428
6.25%, 04/11/2028	INR 89,900,000	1,046,047
Inter-American Development Bank
7.00%, 04/17/2033 (C)	119,000,000	1,408,179
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Supranational (continued)
International Bank for Reconstruction & Development
12.50%, 02/21/2025	KZT 418,000,000	$ 852,110
13.50%, 07/03/2025	204,000,000	417,194
		8,381,309
Suriname - 1.0%
Suriname Government International Bonds
PIK Rate 3.00%, Cash Rate 4.95%, 7.95%, 07/15/2033 (A)(H)	$ 900,000	852,750
9.00% (I), 12/31/2050 (A)	1,775,000	1,792,750
9.00% (I), 12/31/2050 (D)	130,000	131,300
		2,776,800
Trinidad and Tobago - 0.2%
Trinidad & Tobago Government International Bonds
6.40%, 06/26/2034 (A)	660,000	661,650
Turkey - 3.9%
Hazine Mustesarligi Varlik Kiralama AS
8.51%, 01/14/2029 (A)	550,000	595,306
Istanbul Metropolitan Municipality
10.50%, 12/06/2028 (A)	945,000	1,031,302
Republic of Turkiye
6.50%, 01/03/2035	1,750,000	1,663,813
Turkiye Government Bonds
12.60%, 10/01/2025	TRY 137,883,000	3,185,777
Turkiye Government International Bonds
5.75%, 05/11/2047	$ 1,900,000	1,471,075
6.00%, 03/25/2027	1,030,000	1,040,300
7.13%, 07/17/2032	1,840,000	1,841,840
		10,829,413
Ukraine - 1.1%
Ukraine Government International Bonds
Zero Coupon, 02/01/2030 - 02/01/2034 (A)	2,113,999	861,628
Zero Coupon, 08/01/2041 (D)	1,180,000	851,769
1.75% (B), 02/01/2029 - 02/01/2035 (A)	2,672,171	1,352,477
		3,065,874
Uruguay - 1.0%
Uruguay Government International Bonds
3.40%, 05/16/2045	UYU 56,548,546	1,365,412
9.75%, 07/20/2033	55,797,000	1,370,169
		2,735,581
Venezuela - 0.1%
Venezuela Government International Bonds
9.00%, 05/07/2023 (D)(F)(G)	$ 1,560,000	210,731
Zambia - 1.3%
Zambia Government Bonds
Series 15Y, 14.00%, 06/01/2035 - 12/26/2038	ZMW 31,605,000	759,150
Zambia Government International Bonds
0.50%, 12/31/2053 (A)	$ 2,190,000	1,191,908
	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Zambia (continued)
0.50%, 12/31/2053 (D)	$ 802,384	$ 436,697
5.75% (B), 06/30/2033 (D)	1,269,168	1,114,330
		3,502,085
Total Foreign Government Obligations (Cost $153,754,109)		154,339,276
CORPORATE DEBT SECURITIES - 40.8%
Argentina - 0.7%
Pampa Energia SA
7.95%, 09/10/2031 (A)	890,000	890,662
YPF SA
9.50%, 01/17/2031 (A)	1,000,000	1,054,622
		1,945,284
Austria - 0.2%
LD Celulose International GmbH
7.95%, 01/26/2032 (A)	490,000	501,515
Brazil - 0.8%
Banco BTG Pactual SA
5.75%, 01/22/2030 (A)(E)	1,160,000	1,145,036
Samarco Mineracao SA
PIK Rate 9.00%, Cash Rate 9.00%, 06/30/2031 (D)(H)	1,086,405	1,031,829
		2,176,865
Canada - 0.5%
First Quantum Minerals Ltd.
8.63%, 06/01/2031 (A)	1,450,000	1,467,093
Cayman Islands - 2.0%
C&W Senior Finance Ltd.
6.88%, 09/15/2027 (A)	601,000	595,804
IHS Holding Ltd.
5.63%, 11/29/2026 (D)	430,000	422,565
Kingston Airport Revenue Finance Ltd.
6.75%, 12/15/2036 (A)	480,000	489,238
Liberty Costa Rica Senior Secured Finance
10.88%, 01/15/2031 (A)	1,100,000	1,179,750
Meituan
3.05%, 10/28/2030 (A)	1,010,000	894,876
Melco Resorts Finance Ltd.
5.75%, 07/21/2028 (A)	1,300,000	1,240,411
MGM China Holdings Ltd.
7.13%, 06/26/2031 (A)	740,000	751,821
		5,574,465
Chile - 1.9%
AES Andes SA
6.30%, 03/15/2029 (A)	1,000,000	1,021,270
Alfa Desarrollo SpA
4.55%, 09/27/2051 (A)	1,402,321	1,054,090
Caja de Compensacion de Asignacion Familiar de Los Andes
7.00%, 07/30/2029 (A)	1,050,000	1,072,748
Chile Electricity PEC SpA
Zero Coupon, 01/25/2028 (D)	513,810	428,517
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chile (continued)
Sociedad Quimica y Minera de Chile SA
5.50%, 09/10/2034 (A)	$ 1,100,000	$ 1,054,845
Telefonica Moviles Chile SA
3.54%, 11/18/2031 (A)	1,000,000	768,273
		5,399,743
Colombia - 0.7%
Banco GNB Sudameris SA
Fixed until 04/16/2026, 7.50% (I), 04/16/2031 (A)	800,000	758,907
Colombia Telecomunicaciones SA ESP
4.95%, 07/17/2030 (A)	760,000	656,813
Ecopetrol SA
8.38%, 01/19/2036	650,000	635,203
		2,050,923
Czech Republic - 0.3%
Energo-Pro AS
11.00%, 11/02/2028 (A)(E)	850,000	912,067
Georgia - 0.4%
Bank of Georgia JSC
Fixed until 07/16/2029 (J), 9.50% (A)(I)	1,000,000	978,970
India - 1.8%
Adani Ports & Special Economic Zone Ltd.
3.10%, 02/02/2031 (A)	1,430,000	1,184,562
Adani Transmission Step-One Ltd.
4.00%, 08/03/2026 (D)	1,090,000	1,052,313
Muthoot Finance Ltd.
6.38%, 04/23/2029 (A)	1,260,000	1,251,796
Sammaan Capital Ltd.
9.70%, 07/03/2027 (A)	1,400,000	1,386,280
		4,874,951
Indonesia - 0.3%
Indofood CBP Sukses Makmur Tbk. PT
4.75%, 06/09/2051 (D)	1,000,000	835,020
Ireland - 0.0% (K)
Sovcombank Via SovCom Capital DAC
Fixed until 02/17/2027 (J), 7.60% (A)(I)	640,000	23,120
Israel - 0.3%
Leviathan Bond Ltd.
6.75%, 06/30/2030 (D)	1,000,000	917,008
Jersey, Channel Islands - 0.5%
Galaxy Pipeline Assets Bidco Ltd.
2.16%, 03/31/2034 (D)	1,548,580	1,342,036
Kazakhstan - 0.4%
KazMunayGas National Co. JSC
6.38%, 10/24/2048 (D)	600,000	567,152
6.38%, 10/24/2048 (A)	520,000	491,532
		1,058,684
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Luxembourg - 5.2%
Chile Electricity Lux MPC II SARL
5.58%, 10/20/2035 (A)	$ 790,000	$ 785,260
Chile Electricity Lux MPC SARL
6.01%, 01/20/2033 (A)	772,000	785,709
CSN Resources SA
4.63%, 06/10/2031 (A)	1,215,000	962,306
5.88%, 04/08/2032 (A)	775,000	642,828
EIG Pearl Holdings SARL
4.39%, 11/30/2046 (A)	1,860,000	1,473,922
Greensaif Pipelines Bidco SARL
6.10%, 08/23/2042 (A)	1,700,000	1,700,393
Guara Norte SARL
5.20%, 06/15/2034 (A)	852,994	808,234
Kenbourne Invest SA
4.70%, 01/22/2028 (D)(F)(G)	1,254,000	759,954
MC Brazil Downstream Trading SARL
7.25%, 06/30/2031 (A)	1,768,652	1,497,155
Movida Europe SA
7.85%, 04/11/2029 (A)	1,940,000	1,840,333
NewCo Holding USD 20 SARL
9.38%, 11/07/2029 (A)(C)	580,000	576,038
Nexa Resources SA
6.75%, 04/09/2034 (A)	730,000	754,155
Puma International Financing SA
7.75%, 04/25/2029 (A)	740,000	756,176
Tierra Mojada Luxembourg II SARL
5.75%, 12/01/2040 (D)	1,284,334	1,166,061
		14,508,524
Mexico - 4.8%
Banco Mercantil del Norte SA
Fixed until 01/24/2032 (J), 6.63% (A)(I)	700,000	635,148
Fixed until 10/14/2030 (J), 8.38% (D)(I)	875,000	898,502
BBVA Bancomer SA
Fixed until 06/29/2033, 8.45% (I), 06/29/2038 (A)	1,000,000	1,051,778
Braskem Idesa SAPI
6.99%, 02/20/2032 (A)(E)	700,000	519,787
CIBANCO SA Institucion de Banca Multiple Trust, REIT
4.38%, 07/22/2031 (A)	1,600,000	1,342,335
FIEMEX Energia - Banco Actinver SA Institucion de Banca Multiple
7.25%, 01/31/2041 (A)	1,585,000	1,588,963
Grupo Aeromexico SAB de CV
8.63%, 11/15/2031 (A)(C)	440,000	436,150
Infraestructura Energetica Nova SAPI de CV
4.75%, 01/15/2051 (A)	800,000	595,685
Petroleos Mexicanos
6.50%, 03/13/2027	1,800,000	1,766,323
7.69%, 01/23/2050	6,005,000	4,667,239
		13,501,910
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Morocco - 0.4%
OCP SA
7.50%, 05/02/2054 (A)	$ 970,000	$ 1,004,142
Multi-National - 0.4%
Digicel Intermediate Holdings Ltd./Digicel International Finance Ltd./Difl U.S.
PIK Rate 1.50%, Cash Rate 9.00%, 05/25/2027 (H)	1,024,847	1,029,961
Netherlands - 3.7%
Braskem Netherlands Finance BV
8.00%, 10/15/2034 (A)	1,835,000	1,826,743
IHS Netherlands Holdco BV
8.00%, 09/18/2027 (A)	1,725,000	1,723,294
Minejesa Capital BV
4.63%, 08/10/2030 (A)	859,600	836,068
Mong Duong Finance Holdings BV
5.13%, 05/07/2029 (A)	754,736	735,890
Prosus NV
4.99%, 01/19/2052 (A)	2,720,000	2,204,599
VEON Holdings BV
3.38%, 11/25/2027 (D)	810,000	706,184
4.00%, 04/09/2025 (A)	1,110,000	1,088,051
Yinson Boronia Production BV
8.95%, 07/31/2042 (A)	1,200,000	1,270,668
		10,391,497
Nigeria - 0.4%
SEPLAT Energy PLC
7.75%, 04/01/2026 (A)	1,200,000	1,195,362
Northern Mariana Islands - 0.7%
Greenko Wind Projects Mauritius Ltd.
5.50%, 04/06/2025 (A)	1,250,000	1,243,254
HTA Group Ltd.
7.50%, 06/04/2029 (A)(E)	730,000	743,353
		1,986,607
Panama - 0.2%
AES Panama Generation Holdings SRL
4.38%, 05/31/2030 (D)	772,105	681,768
Peru - 1.6%
Hunt Oil Co. of Peru LLC Sucursal Del Peru
8.55%, 09/18/2033 (A)	880,000	960,520
Niagara Energy SAC
5.75%, 10/03/2034 (A)	1,220,000	1,192,215
Peru LNG SRL
5.38%, 03/22/2030 (D)	1,310,881	1,176,324
Petroleos del Peru SA
5.63%, 06/19/2047 (A)	875,000	573,487
5.63%, 06/19/2047 (D)	805,000	527,608
		4,430,154
Qatar - 0.2%
QatarEnergy
3.13%, 07/12/2041 (A)	750,000	568,334
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Republic of South Africa - 0.3%
Eskom Holdings SOC Ltd.
7.50%, 09/15/2033	ZAR 20,000,000	$ 901,722
Saudi Arabia - 0.8%
Saudi Arabian Oil Co.
5.88%, 07/17/2064 (A)	$ 2,370,000	2,281,125
Serbia - 0.3%
Telecommunications Co. Telekom Srbija AD Belgrade
7.00%, 10/28/2029 (A)	900,000	901,989
Singapore - 0.8%
LLPL Capital Pte. Ltd.
6.88%, 02/04/2039 (A)	1,133,850	1,158,331
Medco Maple Tree Pte. Ltd.
8.96%, 04/27/2029 (A)	1,105,000	1,157,618
		2,315,949
Spain - 0.3%
AI Candelaria Spain SA
5.75%, 06/15/2033 (A)	1,075,000	867,533
Thailand - 0.7%
Bangkok Bank PCL
Fixed until 09/23/2031, 3.47% (I), 09/23/2036 (A)	1,000,000	864,196
Fixed until 09/23/2031, 3.47% (I), 09/23/2036 (D)	300,000	259,259
GC Treasury Center Co. Ltd.
2.98%, 03/18/2031 (A)	950,000	819,313
		1,942,768
Togo - 0.3%
Ecobank Transnational, Inc.
10.13%, 10/15/2029 (A)	780,000	804,804
Turkey - 1.5%
Eregli Demir ve Celik Fabrikalari TAS
8.38%, 07/23/2029 (A)	560,000	575,434
Turkiye Garanti Bankasi AS
Fixed until 02/28/2029, 8.38% (I), 02/28/2034 (A)	1,260,000	1,285,672
Ulker Biskuvi Sanayi AS
7.88%, 07/08/2031 (A)	1,065,000	1,090,347
Yapi ve Kredi Bankasi AS
Fixed until 04/04/2029 (J), 9.74% (A)(I)	1,280,000	1,323,192
		4,274,645
Ukraine - 0.2%
VF Ukraine PAT via VFU Funding PLC
6.20%, 02/11/2025 (A)	600,000	543,810
United Arab Emirates - 1.0%
Abu Dhabi National Energy Co. PJSC
4.75%, 03/09/2037 (A)	590,000	570,151
Adnoc Murban Rsc Ltd.
4.50%, 09/11/2034 (A)	1,400,000	1,335,524
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United Arab Emirates (continued)
Sweihan PV Power Co. PJSC
3.63%, 01/31/2049 (A)	$ 1,085,496	$ 913,983
		2,819,658
United Kingdom - 3.4%
Biocon Biologics Global PLC
6.67%, 10/09/2029 (A)	1,200,000	1,183,381
Energean PLC
6.50%, 04/30/2027 (A)	1,430,000	1,420,991
NAK Naftogaz Ukraine via Kondor Finance PLC
7.65%, 07/19/2025 (D)	548,294	504,485
Standard Chartered PLC
Fixed until 07/06/2026, 6.19% (I), 07/06/2027 (A)	650,000	661,703
Fixed until 03/08/2030 (J), 7.88% (A)(E)(I)	1,650,000	1,714,156
Trident Energy Finance PLC
12.50%, 11/30/2029 (A)	880,000	922,055
Tullow Oil PLC
7.00%, 03/01/2025 (D)	850,000	819,704
10.25%, 05/15/2026 (A)	932,000	852,307
WE Soda Investments Holding PLC
9.38%, 02/14/2031 (A)	1,280,000	1,313,664
		9,392,446
United States - 1.6%
Kosmos Energy Ltd.
8.75%, 10/01/2031 (A)(E)	1,630,000	1,588,930
Sasol Financing USA LLC
5.50%, 03/18/2031	1,080,000	931,310
SierraCol Energy Andina LLC
6.00%, 06/15/2028 (D)	1,215,000	1,104,218
Stillwater Mining Co.
4.00%, 11/16/2026 (D)	770,000	725,802
		4,350,260
Uzbekistan - 0.3%
Navoi Mining & Metallurgical Combinat
6.70%, 10/17/2028 (A)	820,000	823,093
Venezuela - 0.4%
Petroleos de Venezuela SA
6.00%, 11/15/2026 (D)(F)(G)	1,955,000	185,725
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Venezuela (continued)
Petroleos de Venezuela SA (continued)
8.50%, 10/27/2020 (D)(F)(G)	$ 645,000	$ 578,293
9.75%, 05/17/2035 (D)(F)(G)	1,875,000	208,125
		972,143
Virgin Islands, British - 0.5%
Estate Sky Ltd.
5.45%, 07/21/2025 (D)	610,000	555,286
Studio City Finance Ltd.
6.50%, 01/15/2028 (D)	740,000	712,294
		1,267,580
Total Corporate Debt Securities (Cost $113,984,705)		113,815,528

	Shares	Value
OTHER INVESTMENT COMPANY - 2.3%
Securities Lending Collateral - 2.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.81% (L)	6,441,094	6,441,094
Total Other Investment Company (Cost $6,441,094)		6,441,094

	Principal	Value
REPURCHASE AGREEMENT - 4.7%
Fixed Income Clearing Corp., 2.10% (L), dated 10/31/2024, to be repurchased at $13,082,218 on 11/01/2024. Collateralized by a U.S. Government Obligation, 4.50%, due 07/15/2026, and with a value of $13,343,283.	$ 13,081,455	13,081,455
Total Repurchase Agreement (Cost $13,081,455)		13,081,455
Total Investments (Cost $287,261,363)		287,677,353
Net Other Assets (Liabilities) - (3.1)%		(8,738,733)
Net Assets - 100.0%		$ 278,938,620
FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	11/04/2024	USD	3,844,771	BRL	22,077,372	$28,505	$—
BCLY	11/04/2024	BRL	22,077,372	USD	3,933,924	—	(117,658)
BCLY	11/29/2024	USD	1,028,963	CZK	24,211,657	—	(11,717)
BCLY	11/29/2024	PLN	8,396,658	USD	2,080,425	15,425	—
BCLY	12/03/2024	BRL	11,038,686	USD	1,928,256	—	(26,311)
CA	11/04/2024	USD	2,691,820	MYR	11,748,450	8,248	—
CA	11/04/2024	USD	2,679,664	MYR	11,748,450	—	(3,909)
CA	11/04/2024	MYR	11,748,450	USD	2,814,000	—	(130,428)
CA	11/04/2024	MYR	11,748,450	USD	2,679,664	3,909	—
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
FORWARD FOREIGN CURRENCY CONTRACTS (continued):

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CA	12/06/2024	MYR	11,748,450	USD	2,696,454	$—	$(8,403)
HSBC	11/04/2024	USD	3,981,135	BRL	22,867,397	28,306	—
HSBC	11/04/2024	BRL	22,867,397	USD	3,988,600	—	(35,771)
JPM	11/29/2024	USD	3,437,633	ZAR	61,047,887	—	(16,560)
MSC	11/29/2024	USD	8,262,516	EUR	7,655,929	—	(75,068)
MSC	11/29/2024	USD	2,213,382	MXN	44,506,460	338	—
Total						$84,731	$(425,825)
INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Foreign Government Obligations	53.6%	$154,339,276
Oil, Gas & Consumable Fuels	12.6	36,273,067
Electric Utilities	5.7	16,356,742
Banks	3.9	11,259,407
Metals & Mining	2.9	8,296,204
Communications Equipment	2.5	7,328,600
Chemicals	2.1	6,156,140
Financial Services	1.7	4,855,860
Energy Equipment & Services	1.5	4,236,139
Construction & Engineering	1.2	3,378,450
Internet & Catalog Retail	1.1	3,099,475
Commercial Services & Supplies	1.0	3,024,895
Hotels, Restaurants & Leisure	0.9	2,704,526
Food Products	0.7	1,925,367
Diversified REITs	0.5	1,342,335
Biotechnology	0.4	1,183,381
Distributors	0.3	901,989
Real Estate Management & Development	0.2	555,286
Paper & Forest Products	0.2	501,515
Passenger Airlines	0.2	436,150
Investments	93.2	268,154,804
Short-Term Investments	6.8	19,522,549
Total Investments	100.0%	$ 287,677,353
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
INVESTMENT VALUATION:

Valuation Inputs (M)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Foreign Government Obligations	$—	$154,339,276	$—	$154,339,276
Corporate Debt Securities	—	113,815,528	—	113,815,528
Other Investment Company	6,441,094	—	—	6,441,094
Repurchase Agreement	—	13,081,455	—	13,081,455
Total Investments	$6,441,094	$281,236,259	$—	$287,677,353
Other Financial Instruments
Forward Foreign Currency Contracts (N)	$—	$84,731	$—	$84,731
Total Other Financial Instruments	$—	$84,731	$—	$84,731
LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (N)	$—	$(425,825)	$—	$(425,825)
Total Other Financial Instruments	$—	$(425,825)	$—	$(425,825)
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, the total value of 144A securities is $134,256,758, representing 48.1% of the
Fund's net assets.

(B)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2024; the maturity date disclosed is the ultimate maturity date.
(C)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2024.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(D)
Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2024, the total value of the Regulation S securities is $28,961,928, representing
10.4% of the Fund's net assets.

(E)
All or a portion of the security is on loan. The total value of the securities on loan is $6,309,317, collateralized by cash collateral of $6,441,094. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(F)
Security in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2024, the value of this security is $2,742,141, representing 1.0% of the Fund's net assets.

(G)	Non-income producing security.
(H)
Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.

(I)
Floating or variable rate security. The rate disclosed is as of October 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(J)	Perpetual maturity. The date displayed is the next call date.
(K)	Percentage rounds to less than 0.1% or (0.1)%.
(L)	Rate disclosed reflects the yield at October 31, 2024.
(M)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

(N)	Derivative instruments are valued at unrealized appreciation (depreciation).
CURRENCY ABBREVIATION(S):
BRL	Brazilian Real
CNY	China Yuan Renminbi
COP	Colombian Peso
CZK	Czech Republic Koruna
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
CURRENCY ABBREVIATION(S) (continued):
DOP	Dominican Republic Peso
EUR	Euro
HUF	Hungary Forint
IDR	Indonesia Rupiah
INR	Indian Rupee
KZT	Kazakhstan Tenge
MXN	Mexico Peso
MYR	Malaysia Ringgit
PEN	Peruvian Sol
PHP	Philippines Peso
PLN	Poland Zloty
RON	Romania New Leu
TRY	Turkish New Lira
USD	United States Dollar
UYU	Uruguay Peso
ZAR	South Africa Rand
ZMW	Zambian Kwacha
COUNTERPARTY ABBREVIATION(S):
BCLY	Barclays Bank PLC
CA	Credit Agricole
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MSC	Morgan Stanley & Co.
PORTFOLIO ABBREVIATION(S):
JSC	Joint Stock Company
PJSC	Private Joint Stock Co.
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $274,179,908) (including securities loaned of $6,309,317)	$274,595,898
Repurchase agreement, at value (cost $13,081,455)	13,081,455
Cash	6,716
Cash collateral pledged at broker for:
OTC derivatives (A)	40,000
Foreign currency, at value (cost $93,284)	4,755
Receivables and other assets:
Investments sold	2,781
When-issued, delayed-delivery, forward and TBA commitments sold	451,688
Net income from securities lending	2,534
Shares of beneficial interest sold	191,304
Dividends	873
Interest	4,498,325
Tax reclaims	104,673
Unrealized appreciation on forward foreign currency contracts	84,731
Total assets	293,065,733
Liabilities:
Cash collateral received upon return of:
Securities on loan	6,441,094
Cash collateral at broker for:
OTC derivatives (A)	60,000
Payables and other liabilities:
Investments purchased	240,900
When-issued, delayed-delivery, forward and TBA commitments purchased	6,597,799
Shares of beneficial interest redeemed	63,436
Foreign capital gains tax	2,892
Investment management fees	150,523
Distribution and service fees	3,009
Transfer agent fees	16,362
Trustee and CCO fees	77
Audit and tax fees	42,532
Custody fees	63,727
Legal fees	3,733
Printing and shareholder reports fees	7,008
Registration fees	816
Other accrued expenses	7,380
Unrealized depreciation on forward foreign currency contracts	425,825
Total liabilities	14,127,113
Net assets	$278,938,620
Net assets consist of:
Paid-in capital	$426,433,156
Total distributable earnings (accumulated losses)	(147,494,536)
Net assets	$278,938,620
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

STATEMENT OF ASSETS AND LIABILITIES (continued)
At October 31, 2024
Net assets by class:
Class A	$8,627,025
Class C	1,309,628
Class I	143,882,760
Class I2	102,715,500
Class R6	22,403,707
Shares outstanding (unlimited shares, no par value):
Class A	933,296
Class C	142,423
Class I	15,498,498
Class I2	11,086,011
Class R6	2,411,849
Net asset value per share: (B)
Class A	$9.24
Class C	9.20
Class I	9.28
Class I2	9.27
Class R6	9.29
Maximum offering price per share: (C)
Class A	$9.70

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
(B)
Net asset value per share for Class C, I, I2 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(C)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Interest income	$23,871,338
Net income from securities lending	20,012
Withholding taxes on foreign income	(181,991)
Total investment income	23,709,359
Expenses:
Investment management fees	1,871,783
Distribution and service fees:
Class A	21,814
Class C	16,371
Transfer agent fees:
Class A	30,749
Class C	2,532
Class I	174,269
Class I2	7,288
Class R6	1,670
Trustee and CCO fees	12,062
Audit and tax fees	45,228
Custody fees	95,856
Legal fees	24,983
Printing and shareholder reports fees	21,073
Registration fees	80,608
Other	40,334
Total expenses before waiver and/or reimbursement and recapture	2,446,620
Expenses waived and/or reimbursed:
Class A	(8,393)
Class I	(88)
Recapture of previously waived and/or reimbursed fees:
Class A	870
Class I	9,692
Net expenses	2,448,701
Net investment income (loss)	21,260,658
Net realized gain (loss) on:
Investments	1,661,926 (A)
Forward foreign currency contracts	(893,674)
Foreign currency transactions	(47,296)
Net realized gain (loss)	720,956
Net change in unrealized appreciation (depreciation) on:
Investments	19,864,104 (B)
Forward foreign currency contracts	(317,964)
Translation of assets and liabilities denominated in foreign currencies	(23,995)
Net change in unrealized appreciation (depreciation)	19,522,145
Net realized and change in unrealized gain (loss)	20,243,101
Net increase (decrease) in net assets resulting from operations	$41,503,759

(A)	Includes net realized foreign capital gains tax of $6,234.
(B)	Includes net change in foreign capital gains tax of $5,427.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$21,260,658	$17,245,826
Net realized gain (loss)	720,956	(16,646,619)
Net change in unrealized appreciation (depreciation)	19,522,145	23,841,827
Net increase (decrease) in net assets resulting from operations	41,503,759	24,441,034
Dividends and/or distributions to shareholders:
Class A	(444,384)	(414,343)
Class C	(69,899)	(83,347)
Class I	(8,820,104)	(8,743,117)
Class I2	(5,518,279)	(3,724,332)
Class R6	(1,254,326)	(1,121,609)
Return of capital:
Class A	—	(22,626)
Class C	—	(4,552)
Class I	—	(477,434)
Class I2	—	(203,375)
Class R6	—	(61,248)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(16,106,992)	(14,855,983)
Capital share transactions:
Proceeds from shares sold:
Class A	13,580,868	9,301,662
Class C	155,805	154,321
Class I	65,427,121	86,601,338
Class I2	25,251,866	71,954,067
Class R6	1,592,168	773,067
	106,007,828	168,784,455
Dividends and/or distributions reinvested:
Class A	423,457	414,563
Class C	54,688	72,841
Class I	7,708,970	8,312,044
Class I2	5,498,763	3,920,276
Class R6	1,253,264	1,182,857
	14,939,142	13,902,581
Cost of shares redeemed:
Class A	(14,544,228)	(9,644,134)
Class C	(411,384)	(567,735)
Class I	(109,861,320)	(88,763,667)
Class I2	(7,315,464)	(8,982,707)
Class R6	(2,494,842)	(9,218,283)
	(134,627,238)	(117,176,526)
Automatic conversions:
Class A	434,633	221,843
Class C	(434,633)	(221,843)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(13,680,268)	65,510,510
Contributions from affiliate, Transamerica Fund Services, Inc.
Class A	110 (A)	—
	110	—
Net increase (decrease) in net assets	11,716,609	75,095,561
Net assets:
Beginning of year	267,222,011	192,126,450
End of year	$278,938,620	$267,222,011
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Capital share transactions - shares:
Shares issued:
Class A	1,495,433	1,054,224
Class C	17,318	18,448
Class I	7,122,893	9,816,930
Class I2	2,764,703	8,174,068
Class R6	175,420	87,946
	11,575,767	19,151,616
Shares reinvested:
Class A	45,983	47,726
Class C	5,973	8,446
Class I	834,674	954,837
Class I2	595,723	450,745
Class R6	135,536	135,826
	1,617,889	1,597,580
Shares redeemed:
Class A	(1,597,242)	(1,097,664)
Class C	(45,397)	(66,251)
Class I	(11,907,490)	(10,199,043)
Class I2	(793,788)	(1,027,736)
Class R6	(273,341)	(1,053,226)
	(14,617,258)	(13,443,920)
Automatic conversions:
Class A	46,991	25,463
Class C	(47,273)	(25,617)
	(282)	(154)
Net increase (decrease) in shares outstanding:
Class A	(8,835)	29,749
Class C	(69,379)	(64,974)
Class I	(3,949,923)	572,724
Class I2	2,566,638	7,597,077
Class R6	37,615	(829,454)
	(1,423,884)	7,305,122

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$8.45	$7.91	$10.57	$10.33	$10.49
Investment operations:
Net investment income (loss) (A)	0.61	0.53	0.50	0.46	0.54
Net realized and unrealized gain (loss)	0.65	0.46	(2.81)	0.07	(0.43)
Total investment operations	1.26	0.99	(2.31)	0.53	0.11
Contributions from affiliate	0.00 (B)(C)	—	0.00 (B)(D)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.47)	(0.43)	(0.35)	(0.29)	(0.22)
Return of capital	—	(0.02)	—	—	(0.05)
Total dividends and/or distributions to shareholders	(0.47)	(0.45)	(0.35)	(0.29)	(0.27)
Net asset value, end of year	$9.24	$8.45	$7.91	$10.57	$10.33
Total return (E)	15.07%(C)	11.94%	(21.97)%(D)	5.20%	1.20%
Ratio and supplemental data:
Net assets end of year (000’s)	$8,627	$7,964	$7,220	$11,114	$8,356
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.34%	1.45%	1.36%	1.21%	1.23%
Including waiver and/or reimbursement and recapture	1.26%(F)	1.30%(F)	1.25%	1.21%	1.23%
Net investment income (loss) to average net assets	6.71%	6.08%	5.39%	4.26%	5.33%
Portfolio turnover rate	151%	152%	135%	185%	236%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Includes extraordinary expenses outside the operating expense limit.

For a share outstanding during the years indicated:	Class C
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$8.41	$7.87	$10.51	$10.22	$10.41
Investment operations:
Net investment income (loss) (A)	0.55	0.47	0.44	0.39	0.48
Net realized and unrealized gain (loss)	0.65	0.46	(2.79)	0.07	(0.44)
Total investment operations	1.20	0.93	(2.35)	0.46	0.04
Contributions from affiliate	—	—	0.00 (B)(C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.41)	(0.37)	(0.29)	(0.17)	(0.19)
Return of capital	—	(0.02)	—	—	(0.04)
Total dividends and/or distributions to shareholders	(0.41)	(0.39)	(0.29)	(0.17)	(0.23)
Net asset value, end of year	$9.20	$8.41	$7.87	$10.51	$10.22
Total return (D)	14.37%	11.32%	(22.56)%(C)	4.55%	0.51%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,310	$1,781	$2,178	$4,203	$6,014
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.89%	1.95%	1.92%	1.86%	1.89%
Including waiver and/or reimbursement and recapture	1.89%	1.95%(E)	1.92%(E)	1.86%	1.89%
Net investment income (loss) to average net assets	6.09%	5.40%	4.71%	3.61%	4.71%
Portfolio turnover rate	151%	152%	135%	185%	236%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$8.49	$7.94	$10.63	$10.40	$10.54
Investment operations:
Net investment income (loss) (A)	0.66	0.56	0.54	0.51	0.59
Net realized and unrealized gain (loss)	0.64	0.47	(2.84)	0.07	(0.44)
Total investment operations	1.30	1.03	(2.30)	0.58	0.15
Contributions from affiliate	—	—	0.04 (B)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.51)	(0.46)	(0.43)	(0.35)	(0.24)
Return of capital	—	(0.02)	—	—	(0.05)
Total dividends and/or distributions to shareholders	(0.51)	(0.48)	(0.43)	(0.35)	(0.29)
Net asset value, end of year	$9.28	$8.49	$7.94	$10.63	$10.40
Total return	15.60%	12.42%	(21.42)%(B)	5.66%	1.61%
Ratio and supplemental data:
Net assets end of year (000’s)	$143,882	$165,110	$149,943	$251,616	$243,965
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.89%	0.86%	0.81%	0.82%
Including waiver and/or reimbursement and recapture	0.85%	0.90%(C)	0.85%	0.81%	0.82%
Net investment income (loss) to average net assets	7.13%	6.44%	5.76%	4.67%	5.77%
Portfolio turnover rate	151%	152%	135%	185%	236%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.36%.

(C)	Includes extraordinary expenses outside the operating expense limit.

For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$8.47	$7.93	$10.63	$10.41	$10.54
Investment operations:
Net investment income (loss) (A)	0.66	0.57	0.54	0.52	0.59
Net realized and unrealized gain (loss)	0.66	0.46	(2.84)	0.07	(0.43)
Total investment operations	1.32	1.03	(2.30)	0.59	0.16
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.52)	(0.46)	(0.40)	(0.37)	(0.24)
Return of capital	—	(0.03)	—	—	(0.05)
Total dividends and/or distributions to shareholders	(0.52)	(0.49)	(0.40)	(0.37)	(0.29)
Net asset value, end of year	$9.27	$8.47	$7.93	$10.63	$10.41
Total return	15.62%	12.43%	(21.83)%	5.71%	1.77%
Ratio and supplemental data:
Net assets end of year (000’s)	$102,716	$72,198	$7,318	$140,018	$133,270
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.80%	0.77%	0.71%	0.72%
Including waiver and/or reimbursement and recapture	0.75%	0.80%(B)	0.77%	0.71%	0.72%
Net investment income (loss) to average net assets	7.23%	6.49%	5.54%	4.76%	5.78%
Portfolio turnover rate	151%	152%	135%	185%	236%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R6
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$8.50	$7.95	$10.63	$10.40	$10.53
Investment operations:
Net investment income (loss) (A)	0.67	0.57	0.55	0.52	0.59
Net realized and unrealized gain (loss)	0.64	0.47	(2.83)	0.08	(0.43)
Total investment operations	1.31	1.04	(2.28)	0.60	0.16
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.52)	(0.46)	(0.40)	(0.37)	(0.24)
Return of capital	—	(0.03)	—	—	(0.05)
Total dividends and/or distributions to shareholders	(0.52)	(0.49)	(0.40)	(0.37)	(0.29)
Net asset value, end of year	$9.29	$8.50	$7.95	$10.63	$10.40
Total return	15.58%	13.10%	(21.55)%	5.71%	1.76%
Ratio and supplemental data:
Net assets end of year (000’s)	$22,404	$20,169	$25,467	$12,395	$9,765
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.79%	0.76%	0.71%	0.72%
Including waiver and/or reimbursement and recapture	0.75%	0.79%	0.76%	0.71%	0.72%
Net investment income (loss) to average net assets	7.25%	6.55%	5.95%	4.78%	5.77%
Portfolio turnover rate	151%	152%	135%	185%	236%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Emerging Markets Debt (the "Fund") is a series of the Trust and is classified as non-diversified under the 1940 Act. The Fund currently offers five classes of shares, Class A, Class C, Class I, Class I2 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
1. ORGANIZATION (continued)
sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
The dollar amount of applicable foreign withholding taxes on foreign income is included on a net basis in Withholding taxes on foreign income within the Statement of Operations. The Fund records a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims that have been recorded but not yet received are reflected in Tax reclaims within the Statement of Assets and Liabilities.
As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected in Other income within the Statement of Operations and the cost to file these additional ECJ tax reclaims is reflected in Reclaim professional fees within the Statement of
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2024 by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2024, if any, are identified within the Schedule of Investments.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
4. SECURITIES AND OTHER INVESTMENTS (continued)
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2024, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$5,773,557	$—	$—	$—	$5,773,557
Foreign Government Obligations	667,537	—	—	—	667,537
Total Securities Lending Transactions	$6,441,094	$—	$—	$—	$6,441,094
Total Borrowings	$6,441,094	$—	$—	$—	$6,441,094
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Fund's investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Fund's investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Forward foreign currency contracts: The Fund is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.
Open forward foreign currency contracts at October 31, 2024 are listed within the Schedule of Investments.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The following is a summary of the location and the Fund's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2024.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts: Unrealized appreciation on forward foreign currency contracts	$—	$84,731	$—	$—	$—	$84,731
Total	$—	$84,731	$—	$—	$—	$84,731

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts: Unrealized depreciation on forward foreign currency contracts	$—	$(425,825)	$—	$—	$—	$(425,825)
Total	$—	$(425,825)	$—	$—	$—	$(425,825)
The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$(893,674)	$—	$—	$—	$(893,674)
Total	$—	$(893,674)	$—	$—	$—	$(893,674)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$(317,964)	$—	$—	$—	$(317,964)
Total	$—	$(317,964)	$—	$—	$—	$(317,964)
The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2024.
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	$16,865,499
Average contract amounts sold — in USD	19,535,675
The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.
Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fundis in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
The following is a summary of the Fund OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Fund as of October 31, 2024. For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.
	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Receivable		Financial Instruments	Collateral Pledged (B)	Net Payable
	Assets				Liabilities
Barclays Bank PLC	$43,930	$(43,930)	$—	$—	$155,686	$(43,930)	$—	$111,756
Credit Agricole	12,157	(12,157)	—	—	142,740	(12,157)	—	130,583
HSBC Bank USA	28,306	(28,306)	—	—	35,771	(28,306)	—	7,465
JPMorgan Chase Bank, N.A.	—	—	—	—	16,560	—	—	16,560
Morgan Stanley Captial Services, Inc.	338	(338)	—	—	75,068	(338)	(40,000)	34,730
Total	$84,731	$(84,731)	$—	$—	$425,825	$(84,731)	$(40,000)	$301,094

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
7. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Emerging markets risk: Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the Fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. Emerging market securities may have low trading volumes and may be or become illiquid. In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in emerging market countries, and shareholders may have limited legal remedies.
Sovereign debt risk: Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Currency risk: The value of a Fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A Fund may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. RISK FACTORS (continued)
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase fund losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Fund. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Fund. In certain cases, the Fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Fund to certain operational and legal risks. The Fund may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 could have an adverse impact on the Fund’s performance and its ability to implement its investment strategies and may increase costs related to the Fund’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
Privately placed and other restricted securities risk: Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by the Fund could adversely affect the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting the Fund’s overall liquidity and performance. Restricted securities may not be listed on an exchange and may have no active trading market. The Fund may incur additional expense when disposing of restricted securities. Restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the Fund.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. RISK FACTORS (continued)
requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused investing risk: To the extent the Fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Non-diversification risk: As a “non-diversified” Fund, the Fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Fund more susceptible to the risks associated with investing in those issuers.
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$97,907,456	35.10%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $400 million	0.63%
Over $400 million	0.61
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2024
Class A	1.25%	March 1, 2025
Class C	1.96	March 1, 2025
Class I	0.85	March 1, 2025
Class I2, Class R6	0.80	March 1, 2025
Prior to March 1, 2024
Class A	1.25
Class C	1.97
Class I	0.85
Class I2, Class R6	0.82
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class A	$9,311	$12,269	$8,393	$29,973
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00

(A)	12b-1 fees are not applicable for Class I, Class I2 and Class R6.
On three occasions during the year ended October 31, 2022, TCI, the Fund's distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$3,337	$23
Class C	—	7
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
On March 13, 2024, TFS, the Fund’s transfer agent, returned to Class A of the Fund certain transfer agency fees charged by TFS during the period of January 1, 2016 to December 31, 2023. These amounts are reflected as “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$213,559	$15,925
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
9. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$408,595,468	$6,578,152	$419,718,187	$9,556,037
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
For U.S. income tax purposes, ECJ tax reclaims received by the Fund, if any, reduces the amount of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that ECJ tax reclaims received by the Fund during the fiscal year exceeds foreign withholding taxes paid, and the Fund previously passed foreign tax credits on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the respective Fund's shareholders. During the year ended October 31, 2024, the ECJ tax reclaims received by the Fund did not exceed the foreign withholding taxes of the Fund.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, defaulted bonds, premium amortization adjustments and forward contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$287,960,249	$8,069,342	$(8,464,506)	$(395,164)
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of October 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$79,007,931	$69,006,120
During the year ended October 31, 2024, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$16,106,992	$—	$—	$—	$14,086,748	$—	$—	$769,235
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$2,546,336	$—	$—	$(148,014,051)	$—	$(1,457,859)	$(568,962)
11. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Emerging Markets Debt
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Emerging Markets Debt (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Emerging Markets Debt (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and MetLife Investment Management, LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmarks, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe and above the benchmark that TAM utilizes to measure performance of the Fund, each for the past 1-, 3-, 5- and 10-year periods.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Debt

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

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Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978456 TA EMD 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Emerging Markets Equity
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Shares	Value
COMMON STOCKS - 97.1%
Brazil - 5.1%
Banco BTG Pactual SA	288,800	$ 1,624,622
JBS SA	278,100	1,732,322
Localiza Rent a Car SA	87,000	632,382
Petroleo Brasileiro SA	160,307	1,083,152
Vale SA	126,600	1,359,096
		6,431,574
Canada - 2.2%
Fairfax India Holdings Corp. (A)(B)	131,300	1,923,545
Lundin Mining Corp. (C)	81,780	795,275
		2,718,820
China - 22.2%
Alibaba Group Holding Ltd.	370,273	4,529,293
Amoy Diagnostics Co. Ltd., Class A	9,231	31,339
BYD Co. Ltd., H Shares	29,414	1,062,393
KE Holdings, Inc., ADR	116,946	2,564,626
Kingdee International Software Group Co. Ltd. (B)	1,423,000	1,489,675
Kweichow Moutai Co. Ltd., Class A	6,410	1,376,739
Lenovo Group Ltd.	1,606,000	2,117,730
NetEase, Inc.	205,300	3,303,029
Tencent Holdings Ltd.	146,678	7,648,097
Yum China Holdings, Inc.	45,600	2,011,416
Zijin Mining Group Co. Ltd., H Shares	840,000	1,789,260
		27,923,597
Greece - 3.5%
Jumbo SA	67,100	1,790,874
Motor Oil Hellas Corinth Refineries SA	49,500	1,057,101
OPAP SA	87,800	1,497,510
		4,345,485
Hong Kong - 3.2%
AIA Group Ltd.	369,953	2,919,787
Shougang Fushan Resources Group Ltd.	3,050,000	1,103,110
		4,022,897
Hungary - 2.1%
MOL Hungarian Oil & Gas PLC	78,946	547,849
Richter Gedeon Nyrt	74,500	2,151,997
		2,699,846
India - 12.7%
360 ONE WAM Ltd.	53,100	683,811
Adani Ports & Special Economic Zone Ltd.	123,108	2,008,665
Aegis Logistics Ltd.	233,300	2,217,289
Bajaj Finance Ltd.	15,100	1,234,738
CMS Info Systems Ltd.	200,100	1,272,030
HDFC Bank Ltd., ADR	18,948	1,194,292
HDFC Bank Ltd.	103,581	2,127,360
HEG Ltd.	294,000	1,511,073
Intellect Design Arena Ltd.	114,500	995,073
Reliance Industries Ltd.	84,813	1,341,011
Reliance Industries Ltd. (B)(D)	84,813	1,341,011
		15,926,353
	Shares	Value
COMMON STOCKS (continued)
Kazakhstan - 1.6%
Kaspi.KZ JSC, ADR	18,000	$ 1,982,520
Mexico - 3.5%
Fibra Uno Administracion SA de CV, REIT	1,051,871	1,211,706
Fomento Economico Mexicano SAB de CV	92,900	900,006
Promotora y Operadora de Infraestructura SAB de CV	141,600	1,233,741
Wal-Mart de Mexico SAB de CV	403,577	1,114,352
		4,459,805
Poland - 0.9%
Dino Polska SA (A)(B)	13,400	1,110,432
Republic of Korea - 10.5%
Eugene Technology Co. Ltd.	47,700	1,273,826
Hugel, Inc. (B)	10,300	2,026,019
Hyundai Motor Co.	3,464	533,561
KINX, Inc.	22,000	1,107,427
LG Chem Ltd.	2,159	485,439
Samsung Electronics Co. Ltd.	129,147	5,483,709
Shinhan Financial Group Co. Ltd.	62,577	2,331,005
		13,240,986
Republic of South Africa - 4.8%
Investec PLC	236,000	1,810,647
Naspers Ltd., N Shares	18,014	4,257,563
		6,068,210
Russian Federation - 0.0% (E)
Gazprom PJSC, ADR (B)(D)(F)(G)	2,525,844	0
GMK Norilskiy Nickel PAO (D)(F)(G)	737,100	0
Lukoil PJSC, ADR (B)(D)(F)(G)	192,700	0
Mobile TeleSystems PJSC, ADR (B)(D)(F)(G)	382,338	0
Novatek PJSC, GDR (B)(D)(F)(G)(H)	2,914	0
Sberbank of Russia PJSC (D)(F)(G)	1,980,987	0
		0
Saudi Arabia - 1.1%
Saudi Awwal Bank	149,779	1,348,208
Singapore - 2.1%
BOC Aviation Ltd. (A)	65,984	512,655
Grab Holdings Ltd., Class A (B)	522,682	2,132,543
		2,645,198
Taiwan - 15.1%
Accton Technology Corp.	71,021	1,193,414
Chroma ATE, Inc.	35,369	447,059
E Ink Holdings, Inc.	274,000	2,564,423
Fusheng Precision Co. Ltd.	146,000	1,344,957
Taiwan Semiconductor Manufacturing Co. Ltd.	430,463	13,499,096
		19,048,949
Turkey - 1.4%
KOC Holding AS	353,400	1,742,783
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Shares	Value
COMMON STOCKS (continued)
United Arab Emirates - 1.2%
Burjeel Holdings PLC	206,890	$ 128,091
Emaar Properties PJSC	570,975	1,349,978
		1,478,069
United Kingdom - 1.2%
Airtel Africa PLC (A)	545,579	716,946
Georgia Capital PLC (B)	62,900	824,041
		1,540,987
Uruguay - 1.6%
Arcos Dorados Holdings, Inc., Class A	230,600	2,031,586
Vietnam - 1.1%
Vinhomes JSC (A)(B)	816,500	1,337,591
Total Common Stocks (Cost $161,041,490)		122,103,896

Principal	Value
REPURCHASE AGREEMENT - 2.6%
Fixed Income Clearing Corp.,
2.10% (I), dated 10/31/2024, to be
repurchased at $3,252,982 on 11/01/2024.
Collateralized by a U.S. Government
Obligation, 0.75%, due 04/30/2026, and
with a value of $3,317,950.
$ 3,252,792	$ 3,252,792
Total Repurchase Agreement (Cost $3,252,792)	3,252,792
Total Investments (Cost $164,294,282)	125,356,688
Net Other Assets (Liabilities) - 0.3%	422,638
Net Assets - 100.0%	$ 125,779,326
INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Semiconductors & Semiconductor Equipment	11.8%	$14,772,922
Broadline Retail	7.0	8,786,856
Interactive Media & Services	6.1	7,648,097
Technology Hardware, Storage & Peripherals	6.1	7,601,439
Oil, Gas & Consumable Fuels	6.0	7,587,413
Banks	5.6	7,000,865
Capital Markets	5.5	6,866,666
Hotels, Restaurants & Leisure	4.4	5,540,512
Real Estate Management & Development	4.2	5,252,195
Metals & Mining	4.0	5,046,741
Entertainment	2.6	3,303,029
Transportation Infrastructure	2.6	3,242,406
Consumer Finance	2.6	3,217,258
Electronic Equipment, Instruments & Components	2.4	3,011,482
Insurance	2.3	2,919,787
Ground Transportation	2.2	2,764,925
Software	2.0	2,484,748
Beverages	1.8	2,276,745
Consumer Staples Distribution & Retail	1.8	2,224,784
Pharmaceuticals	1.7	2,151,997
Biotechnology	1.6	2,057,358
Specialty Retail	1.4	1,790,874
Industrial Conglomerates	1.4	1,742,783
Food Products	1.4	1,732,322
Automobiles	1.3	1,595,954
Electrical Equipment	1.2	1,511,073
Leisure Products	1.1	1,344,957
Commercial Services & Supplies	1.0	1,272,030
Diversified REITs	1.0	1,211,706
Communications Equipment	0.9	1,193,414
Diversified Telecommunication Services	0.9	1,107,427
Wireless Telecommunication Services	0.6	716,946
Trading Companies & Distributors	0.4	512,655
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments	Value
Chemicals	0.4%	$485,439
Health Care Providers & Services	0.1	128,091
Investments	97.4	122,103,896
Short-Term Investments	2.6	3,252,792
Total Investments	100.0%	$ 125,356,688
INVESTMENT VALUATION:

Valuation Inputs (J)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (K)	Value
ASSETS
Investments
Common Stocks	$25,527,182	$96,576,714	$0	$122,103,896
Repurchase Agreement	—	3,252,792	—	3,252,792
Total Investments	$25,527,182	$99,829,506	$0	$125,356,688
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, the total value of 144A securities is $5,601,169, representing 4.5% of the
Fund's net assets.

(B)	Non-income producing security.
(C)
All or a portion of the security is on loan. The total value of the securities on loan is $780,206, collateralized by non-cash collateral, such as U.S.
government securities and irrevocable letters of credit, of $821,476. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(D)	Fair valued as determined in good faith in accordance with TAM's procedures. At October 31, 2024, the total value of the securities is $1,341,011, representing 1.1% of the Fund’s net assets.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	Security is Level 3 of the fair value hierarchy.
(G)	Security deemed worthless.
(H)
Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2024, the total value of the Regulation S securities is $0, representing 0.0% of the
Fund's net assets.

(I)	Rate disclosed reflects the yield at October 31, 2024.
(J)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

(K)	Level 3 security was not considered significant to the Fund.
PORTFOLIO ABBREVIATION(S):
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSC	Joint Stock Company
PJSC	Private Joint Stock Co.
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $161,041,490) (including securities loaned of $780,206)	$122,103,896
Repurchase agreement, at value (cost $3,252,792)	3,252,792
Foreign currency, at value (cost $419,418)	416,509
Receivables and other assets:
Net income from securities lending	211
Dividends	255,915
Interest	190
Tax reclaims	54,458
Total assets	126,083,971
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,342
Foreign capital gains tax	3,711
Investment management fees	87,204
Transfer agent fees	1,193
Trustee and CCO fees	56
Audit and tax fees	31,842
Custody fees	152,155
Legal fees	4,746
Printing and shareholder reports fees	10,944
Registration fees	527
Other accrued expenses	10,925
Total liabilities	304,645
Net assets	$125,779,326
Net assets consist of:
Paid-in capital	$427,383,121
Total distributable earnings (accumulated losses)	(301,603,795)
Net assets	$125,779,326
Net assets by class:
Class I	$4,093,869
Class I2	115,068,241
Class R6	6,617,216
Shares outstanding (unlimited shares, no par value):
Class I	505,467
Class I2	14,195,661
Class R6	811,631
Net asset value per share: (A)
Class I	$8.10
Class I2	8.11
Class R6	8.15

(A)	Net asset value per share for Class I, I2 and R6 shares represents offering price.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$9,356,818
Interest income	333,844
Net income from securities lending	25,947
Withholding taxes on foreign income	(1,087,431)
Total investment income	8,629,178
Expenses:
Investment management fees	2,635,781
Transfer agent fees:
Class I	5,091
Class I2	23,308
Class R6	484
Trustee and CCO fees	13,296
Audit and tax fees	93,476
Custody fees	122,657
Legal fees	37,255
Printing and shareholder reports fees	20,372
Registration fees	54,584
Other	33,338
Total expenses before waiver and/or reimbursement and recapture	3,039,642
Expenses waived and/or reimbursed:
Class I	(6,128)
Class I2	(167,522)
Class R6	(9,652)
Recapture of previously waived and/or reimbursed fees:
Class I	3,244
Class I2	57,269
Class R6	7,363
Net expenses	2,924,216
Net investment income (loss)	5,704,962
Net realized gain (loss) on:
Investments	16,516,501 (A)
Futures contracts	25,428
Foreign currency transactions	(380,956)
Net realized gain (loss)	16,160,973
Net change in unrealized appreciation (depreciation) on:
Investments	35,006,725 (B)
Futures contracts	53,475
Translation of assets and liabilities denominated in foreign currencies	2,411
Net change in unrealized appreciation (depreciation)	35,062,611
Net realized and change in unrealized gain (loss)	51,223,584
Net increase (decrease) in net assets resulting from operations	$56,928,546

(A)	Includes net realized foreign capital gains tax of $5,022,408.
(B)	Includes net change in foreign capital gains tax of $718,887.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$5,704,962	$13,188,732
Net realized gain (loss)	16,160,973	(158,629,821)
Net change in unrealized appreciation (depreciation)	35,062,611	255,235,467
Net increase (decrease) in net assets resulting from operations	56,928,546	109,794,378
Dividends and/or distributions to shareholders:
Class I	(140,842)	(165,221)
Class I2	(9,948,466)	(24,089,593)
Class R6	(169,326)	(1,522,032)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(10,258,634)	(25,776,846)
Capital share transactions:
Proceeds from shares sold:
Class I	3,325,494	600
Class I2	4,691,982	37,566,585
Class R6	661,397	859,400
	8,678,873	38,426,585
Dividends and/or distributions reinvested:
Class I	103,097	127,140
Class I2	9,948,466	24,089,593
Class R6	169,326	1,522,032
	10,220,889	25,738,765
Cost of shares redeemed:
Class I	(5,682,116)	(251,205)
Class I2	(292,773,154)	(539,093,739)
Class R6	(895,988)	(53,909,105)
	(299,351,258)	(593,254,049)
Net increase (decrease) in net assets resulting from capital share transactions	(280,451,496)	(529,088,699)
Net increase (decrease) in net assets	(233,781,584)	(445,071,167)
Net assets:
Beginning of year	359,560,910	804,632,077
End of year	$125,779,326	$359,560,910
Capital share transactions - shares:
Shares issued:
Class I	450,869	20
Class I2	631,872	4,738,000
Class R6	88,793	113,634
	1,171,534	4,851,654
Shares reinvested:
Class I	14,171	17,066
Class I2	1,367,059	3,229,168
Class R6	23,143	202,667
	1,404,373	3,448,901
Shares redeemed:
Class I	(758,365)	(32,448)
Class I2	(37,491,036)	(71,804,481)
Class R6	(116,142)	(6,968,002)
	(38,365,543)	(78,804,931)
Net increase (decrease) in shares outstanding:
Class I	(293,325)	(15,362)
Class I2	(35,492,105)	(63,837,313)
Class R6	(4,206)	(6,651,701)
	(35,789,636)	(70,504,376)
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020 (A)
Net asset value, beginning of year	$7.00	$6.59	$11.81	$9.90	$10.00
Investment operations:
Net investment income (loss) (B)	0.12	0.13	0.25	0.19	0.07
Net realized and unrealized gain (loss)	1.18	0.48	(4.30)	1.78	(0.17)(C)
Total investment operations	1.30	0.61	(4.05)	1.97	(0.10)
Contributions from affiliate	—	—	0.01 (D)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.20)	(0.14)	(0.06)	—
Net realized gains	—	—	(1.04)	—	—
Total dividends and/or distributions to shareholders	(0.20)	(0.20)	(1.18)	(0.06)	—
Net asset value, end of year	$8.10	$7.00	$6.59	$11.81	$9.90
Total return	18.94%	9.13%	(37.56)%(D)	19.96%	(1.00)%(E)
Ratio and supplemental data:
Net assets end of year (000’s)	$4,094	$5,593	$5,366	$8,503	$70
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04%	1.02%	0.97%	0.97%(F)	1.21%(F)(G)
Including waiver and/or reimbursement and recapture	0.98%	0.98%	0.97%	0.97%(F)(H)	0.98%(F)(G)
Net investment income (loss) to average net assets	1.62%	1.67%	2.80%	1.57%	0.92%(G)
Portfolio turnover rate	71%	68%	66%	85%	49%(E)

(A)	Commenced operations on December 19, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.08%.

(E)	Not annualized.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
(G)	Annualized.
(H)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020 (A)
Net asset value, beginning of year	$7.01	$6.60	$11.82	$9.90	$10.00
Investment operations:
Net investment income (loss) (B)	0.14	0.13	0.26	0.12	0.10
Net realized and unrealized gain (loss)	1.17	0.49	(4.30)	1.87	(0.20)(C)
Total investment operations	1.31	0.62	(4.04)	1.99	(0.10)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.21)	(0.14)	(0.07)	—
Net realized gains	—	—	(1.04)	—	—
Total dividends and/or distributions to shareholders	(0.21)	(0.21)	(1.18)	(0.07)	—
Net asset value, end of year	$8.11	$7.01	$6.60	$11.82	$9.90
Total return	19.02%	9.23%	(37.55)%	20.11%	(1.00)%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$115,068	$348,221	$749,653	$1,323,558	$841,388
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.92%	0.87%	0.87%(E)	0.94%(E)(F)
Including waiver and/or reimbursement and recapture	0.91%	0.92%	0.87%	0.87%(E)	0.94%(E)(F)
Net investment income (loss) to average net assets	1.78%	1.74%	2.90%	0.98%	1.32%(F)
Portfolio turnover rate	71%	68%	66%	85%	49%(D)

(A)	Commenced operations on December 19, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R6
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021 (A)
Net asset value, beginning of year	$7.04	$6.64	$11.82	$12.58
Investment operations:
Net investment income (loss) (B)	0.12	0.12	0.24	0.09
Net realized and unrealized gain (loss)	1.20	0.49	(4.30)	(0.85)(C)
Total investment operations	1.32	0.61	(4.06)	(0.76)
Contributions from affiliate	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.21)	(0.08)	—
Net realized gains	—	—	(1.04)	—
Total dividends and/or distributions to shareholders	(0.21)	(0.21)	(1.12)	—
Net asset value, end of year	$8.15	$7.04	$6.64	$11.82
Total return	19.03%	9.17%	(37.58)%	(5.96)%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$6,617	$5,747	$49,613	$9
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.92%	0.87%	0.87%(E)(F)
Including waiver and/or reimbursement and recapture	0.91%	0.92%	0.87%	0.87%(E)(F)
Net investment income (loss) to average net assets	1.59%	1.58%	2.92%	1.73%(E)
Portfolio turnover rate	71%	68%	66%	85%

(A)	Commenced operations on May 28, 2021.
(B)	Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

(D)	Not annualized.
(E)	Annualized.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Emerging Markets Equity (formerly, Transamerica Emerging Markets Opportunities) (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers three classes of shares, Class I, Class I2 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, sales charges, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2024, commissions recaptured are $319.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs.These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Fund's investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Fund's investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Futures contracts: The Fund is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Fund, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Open futures contracts at October 31, 2024 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.
The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$25,428	$—	$—	$25,428
Total	$—	$—	$25,428	$—	$—	$25,428

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$53,475	$—	$—	$53,475
Total	$—	$—	$53,475	$—	$—	$53,475
The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2024.
Futures contracts:
Average notional value of contracts — long	$2,039,347
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
7. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. RISK FACTORS (continued)
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Emerging markets risk: Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the Fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. Emerging market securities may have low trading volumes and may be or become illiquid. In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in emerging market countries, and shareholders may have limited legal remedies.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Small capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Medium capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. RISK FACTORS (continued)
market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
China A–shares risk: The Fund may invest in equity securities of certain Chinese companies, referred to as China A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”).The Programs are subject to daily quota limitations, which may restrict the Fund’s ability to invest in China A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. Further, regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or the Fund’s investments through the Programs. There is no guarantee that applicable exchanges in Hong Kong and mainland China will continue to support the Programs in the future. Investments in China A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market. In addition, uncertainties in mainland China tax legislation could result in unexpected tax liabilities for a fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China A-shares by the Fund.
Frontier markets risk: Frontier market countries generally have smaller economies and even less developed capital markets than emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Focused investing risk: To the extent the Fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$98,007,251	77.92%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
Effective August 30, 2024
First $250 million	0.79%
Over $250 million up to $500 million	0.75
Over $500 million	0.70
Prior to August 30, 2024
First $250 million	0.83
Over $250 million up to $500 million	0.80
Over $500 million	0.75
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class I	0.98%	March 1, 2025
Class I2, Class R6	0.95	March 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class I	$—	$—	$3,540	$3,540
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$28,791	$1,178
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
Cross-trades: The Fund is authorized to purchase or sell securities from and to other funds within the Transamerica family of funds or between the Fund and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of the Fund participating in the transaction. For the year ended October 31, 2024, the Fund engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:
Purchases	Sales	Net Realized Gains/(Losses)
$293,605	$—	$—
9. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$219,385,703	$—	$504,102,353	$—
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, passive foreign investment companies, QEF - Basis Adjustments and late year loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$(144,383)	$144,383
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$175,806,957	$14,682,925	$(65,133,194)	$(50,450,269)
As of October 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$90,307,718	$160,737,092
During the year ended October 31, 2024, the capital loss carryforwards utilized are $12,119,691.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$10,258,634	$—	$—	$—	$25,776,846	$—	$—	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$—	$—	$—	$(251,044,810)	$(80,313)	$—	$(50,478,672)
11. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
11. NEW ACCOUNTING PRONOUNCEMENT (continued)
determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Emerging Markets Equity
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Emerging Markets Equity (formerly, Transamerica Emerging Markets Opportunities) (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from December 19, 2019 (commencement of operations) through October 31, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from December 19, 2019 (commencement of operations) through October 31, 2020, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2024, the Fund designated $4,870,836 of qualified dividend income.
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 6,432,602	$6,058,398
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
APPROVAL OF SUB-ADVISORY AGREEMENT – EVALUATION BY THE BOARD
At a meeting of the Board of Trustees of Transamerica Funds (the “Board” or “Board Members”) held on June 12-13, 2024, the Board considered the termination of Wellington Management Company LLP as sub-adviser to Transamerica Emerging Markets Equity (formerly, Transamerica Emerging Markets Opportunities) (the “Fund”) and the approval of the proposed sub-advisory agreement (the “TSW Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. and Thompson, Siegel & Walmsley LLC (“TSW”) with respect to the Fund, as well as the approval of revised management and sub-advisory fee schedules for the Fund, all which took effect on August 30, 2024.
Following its review and consideration, the Board determined that the terms of the TSW Sub-Advisory Agreement were reasonable and that the termination of WMC as sub-adviser to the Fund and the approval of the TSW Sub-Advisory Agreement were in the best interests of the Fund and its shareholders. The Board, including the Independent Board Members, authorized TAM to terminate the sub-advisory agreement with WMC and unanimously approved the TSW Sub-Advisory Agreement for an initial two-year period. The Board, including the Independent Board Members, also unanimously approved the revised management fee schedule for the Fund.
Prior to reaching their decision, the Board Members requested and received from TAM and TSW certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the TSW Sub-Advisory Agreement, including information they had previously received from TAM as part of their regular oversight of the Fund and from TSW as part of their regular oversight of other funds sub-advised by TSW, and knowledge they gained over time through meeting with TAM and TSW. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM.
In their deliberations, the Independent Board Members met privately without representatives of TAM or TSW present and were represented throughout the process by their independent legal counsel. In considering whether to approve the TSW Sub-Advisory Agreement, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services to be Provided
In evaluating the nature, extent and quality of the services to be provided by TSW under the TSW Sub-Advisory Agreement, the Board Members considered information provided by TAM and TSW regarding the operations, facilities, organization and personnel of TSW, the anticipated ability of TSW to perform its duties under the TSW Sub-Advisory Agreement and the proposed changes to the Fund’s principal investment strategies. The Board Members further considered that: (i) TSW is an experienced asset management firm; (ii) TAM is recommending that TSW be appointed as sub-adviser to the Fund; and (iii) TAM believes that TSW has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on TAM’s assessment of TSW’s organization, investment personnel and experience sub-advising other funds in the Transamerica fund complex. The Board Members also considered TSW’s proposed responsibilities and experience with the Fund’s proposed principal investment strategies.
The Board Members noted that TAM had advised the Board that neither the approval of the TSW Sub-Advisory Agreement nor the approval of the revised sub-advisory fee schedules was expected to result in any diminution in the nature, extent and quality of the services provided to the Fund and its shareholders, including compliance services. Based on these and other considerations, the Board Members determined that TSW can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that TSW’s appointment is not expected to diminish the nature, extent and quality of services provided to the Fund.
Investment Performance
The Board Members considered TSW’s investment management experience, capabilities and resources. The Board Members reviewed the historical performance of the Fund for the first quarter of 2024, the past 1-year period and the Fund’s since inception period, each ended March 31, 2024 as compared to: (i) the historical performance of the TSW Emerging Markets Fund, a fund sub-advised by TSW that uses the same strategy as that proposed for the Fund; (ii) the benchmark that TAM utilizes to measure performance of the Fund; and (iii) the Fund’s Morningstar peer group median. The Board Members noted that the TSW Emerging Markets Fund outperformed the Fund over the first quarter of 2024, the past 1-year period and the Fund’s since inception period. The Board Members noted that the TSW Emerging Markets Fund outperformed the Fund’s benchmark that TAM utilizes to measure performance of the Fund over the first quarter of 2024 and the Fund’s since inception period and underperformed the benchmark over past 1-year period.
On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by TSW, the Board concluded that TSW is capable of generating a level of investment performance that is appropriate in scope and extent in light of the Fund’s proposed new principal investment strategies, the competitive landscape of the investment company business and investor needs.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

APPROVAL OF SUB-ADVISORY AGREEMENT – EVALUATION BY THE BOARD (continued)
Management and Sub-Advisory Fees and Total Expense Ratio
The Board Members considered the revised management and new sub-advisory fee schedules (“Fee Changes”) for the Fund. The Board Members noted that the Fee Changes would result in lower management fees and sub-advisory fees paid by the Fund as of March 31, 2024, resulting in immediate savings for current shareholders other than Class I shareholders which would not experience any immediate savings but would also not experience any cost increases. The Board Members also noted additional savings as the Fund’s assets grow in size. The Board Members reviewed the management fee and total expense ratio of each class of the Fund, based on the annual fund operating expenses disclosed in the current prospectus and assuming implementation of the Fee Changes, as compared to the applicable Lipper and Morningstar peer group medians. The Board Members considered that the management fee and the total expense ratios of each class of the Fund’s shares would be below the Lipper and Morningstar peer group medians, with the exception of the total net expense ratio for Class R4 shares of the Fund, which is not currently available for purchase.
The Board Members considered that the revised asset weighted management fee would be lower than the current management fee at the Fund’s asset level as of March 28, 2024. The Board Members also considered that TAM had negotiated with TSW to have a sub-advisory fee discount when the assets of the Fund, Transamerica International Small Cap Value and Transamerica Multi-Asset Income, in the aggregate, exceed a specified level. The Board Members noted that if the Fee Changes are implemented, the total expense ratio of each class of the Fund is expected to decrease, with the exception of Class I shares of the Fund, for which there would be no change in total expense ratio. The Board Members noted that as the Fund grows in size, the revised management fee schedule has the potential to result in additional savings for shareholders.
The Board Members considered the portion of the Fund’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to TSW and noted that TAM considered the amount to be reasonable compensation for its services. The Board Members also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees and/or reimbursing expenses for the benefit of shareholders. On the basis of these and other considerations, together with the other information it considered, the Board Members determined that the revised management fee schedule and new sub-advisory fee schedule were reasonable in light of the services to be provided.
Cost of Services to be Provided and Level of Profitability
With respect to TSW, the Board Members noted that the proposed sub-advisory fees are the product of arm’s-length negotiation between TAM and TSW, which is not affiliated with TAM, and would be paid by TAM and not the Fund. As a result, the Board did not consider TSW’s anticipated profitability to be material to its decision to approve the TSW Sub-Advisory Agreement. The Board Members also reviewed pro forma estimated profitability information provided by TAM, noting that, based on assets as of March 31, 2024, there was expected to be an increase in the net management fee retained by TAM for the Fund. The Board members considered TAM’s view that the Fund’s revised net management fee would allow TAM to be reasonably compensated for its services.
Economies of Scale
In evaluating the extent to which the Fund’s revised management fee schedule and new sub-advisory fee schedule reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members noted that the breakpoints in the revised management fee schedule would benefit shareholders as the Fund grows in size. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Fund to TAM, and the sub-advisory fees payable by TAM to TSW, in light of any economies of scale experienced in the future.
Fall-Out Benefits
The Board considered other benefits expected to be derived by TSW from its relationships with the Fund. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with TSW or the Fund, and that TAM believes that the use of soft dollars by TSW is generally appropriate and in the best interests of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule and the TSW Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the revised management fee schedule and the TSW Sub-Advisory Agreement.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

MANAGEMENT AND SUB-ADVISORY AGREEMENT AGREEMENT — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Board” or “Board Members”) held on June 12-13, 2024, the Board considered the termination of Wellington Management Company LLP as sub-adviser to Transamerica Emerging Markets Equity (formerly, Transamerica Emerging Markets Opportunities) (the “Fund”) and the approval of the proposed sub-advisory agreement (the “TSW Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. and Thompson, Siegel & Walmsley LLC (“TSW”) with respect to the Fund, as well as the approval of revised management and sub-advisory fee schedules for the Fund, all which took effect on August 30, 2024.
Following its review and consideration, the Board determined that the terms of the TSW Sub-Advisory Agreement were reasonable and that the termination of WMC as sub-adviser to the Fund and the approval of the TSW Sub-Advisory Agreement were in the best interests of the Fund and its shareholders. The Board, including the Independent Board Members, authorized TAM to terminate the sub-advisory agreement with WMC and unanimously approved the TSW Sub-Advisory Agreement for an initial two-year period. The Board, including the Independent Board Members, also unanimously approved the revised management fee schedule for the Fund.
Prior to reaching their decision, the Board Members requested and received from TAM and TSW certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the TSW Sub-Advisory Agreement, including information they had previously received from TAM as part of their regular oversight of the Fund and from TSW as part of their regular oversight of other funds sub-advised by TSW, and knowledge they gained over time through meeting with TAM and TSW. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM.
In their deliberations, the Independent Board Members met privately without representatives of TAM or TSW present and were represented throughout the process by their independent legal counsel. In considering whether to approve the TSW Sub-Advisory Agreement, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services to be Provided
In evaluating the nature, extent and quality of the services to be provided by TSW under the TSW Sub-Advisory Agreement, the Board Members considered information provided by TAM and TSW regarding the operations, facilities, organization and personnel of TSW, the anticipated ability of TSW to perform its duties under the TSW Sub-Advisory Agreement and the proposed changes to the Fund’s principal investment strategies. The Board Members further considered that: (i) TSW is an experienced asset management firm; (ii) TAM is recommending that TSW be appointed as sub-adviser to the Fund; and (iii) TAM believes that TSW has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on TAM’s assessment of TSW’s organization, investment personnel and experience sub-advising other funds in the Transamerica fund complex. The Board Members also considered TSW’s proposed responsibilities and experience with the Fund’s proposed principal investment strategies.
The Board Members noted that TAM had advised the Board that neither the approval of the TSW Sub-Advisory Agreement nor the approval of the revised sub-advisory fee schedules was expected to result in any diminution in the nature, extent and quality of the services provided to the Fund and its shareholders, including compliance services. Based on these and other considerations, the Board Members determined that TSW can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that TSW’s appointment is not expected to diminish the nature, extent and quality of services provided to the Fund.
Investment Performance
The Board Members considered TSW’s investment management experience, capabilities and resources. The Board Members reviewed the historical performance of the Fund for the first quarter of 2024, the past 1-year period and the Fund’s since inception period, each ended March 31, 2024 as compared to: (i) the historical performance of the TSW Emerging Markets Fund, a fund sub-advised by TSW that uses the same strategy as that proposed for the Fund; (ii) the benchmark that TAM utilizes to measure performance of the Fund; and (iii) the Fund’s Morningstar peer group median. The Board Members noted that the TSW Emerging Markets Fund outperformed the Fund over the first quarter of 2024, the past 1-year period and the Fund’s since inception period. The Board Members noted that the TSW Emerging Markets Fund outperformed the Fund’s benchmark that TAM utilizes to measure performance of the Fund over the first quarter of 2024 and the Fund’s since inception period and underperformed the benchmark over past 1-year period.
On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by TSW, the Board concluded that TSW is capable of generating a level of investment performance that is appropriate in scope and extent in light of the Fund’s proposed new principal investment strategies, the competitive landscape of the investment company business and investor needs.
Management and Sub-Advisory Fees and Total Expense Ratio
Transamerica Funds
Annual Financial Statements 2024

Transamerica Emerging Markets Equity

MANAGEMENT AND SUB-ADVISORY AGREEMENT AGREEMENT — CONTRACT RENEWAL (continued)
The Board Members considered the revised management and new sub-advisory fee schedules (“Fee Changes”) for the Fund. The Board Members noted that the Fee Changes would result in lower management fees and sub-advisory fees paid by the Fund as of March 31, 2024, resulting in immediate savings for current shareholders other than Class I shareholders which would not experience any immediate savings but would also not experience any cost increases. The Board Members also noted additional savings as the Fund’s assets grow in size. The Board Members reviewed the management fee and total expense ratio of each class of the Fund, based on the annual fund operating expenses disclosed in the current prospectus and assuming implementation of the Fee Changes, as compared to the applicable Lipper and Morningstar peer group medians. The Board Members considered that the management fee and the total expense ratios of each class of the Fund’s shares would be below the Lipper and Morningstar peer group medians, with the exception of the total net expense ratio for Class R4 shares of the Fund, which is not currently available for purchase.
The Board Members considered that the revised asset weighted management fee would be lower than the current management fee at the Fund’s asset level as of March 28, 2024. The Board Members also considered that TAM had negotiated with TSW to have a sub-advisory fee discount when the assets of the Fund, Transamerica International Small Cap Value and Transamerica Multi-Asset Income, in the aggregate, exceed a specified level. The Board Members noted that if the Fee Changes are implemented, the total expense ratio of each class of the Fund is expected to decrease, with the exception of Class I shares of the Fund, for which there would be no change in total expense ratio. The Board Members noted that as the Fund grows in size, the revised management fee schedule has the potential to result in additional savings for shareholders.
The Board Members considered the portion of the Fund’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to TSW and noted that TAM considered the amount to be reasonable compensation for its services. The Board Members also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees and/or reimbursing expenses for the benefit of shareholders. On the basis of these and other considerations, together with the other information it considered, the Board Members determined that the revised management fee schedule and new sub-advisory fee schedule were reasonable in light of the services to be provided.
Cost of Services to be Provided and Level of Profitability
With respect to TSW, the Board Members noted that the proposed sub-advisory fees are the product of arm’s-length negotiation between TAM and TSW, which is not affiliated with TAM, and would be paid by TAM and not the Fund. As a result, the Board did not consider TSW’s anticipated profitability to be material to its decision to approve the TSW Sub-Advisory Agreement. The Board Members also reviewed pro forma estimated profitability information provided by TAM, noting that, based on assets as of March 31, 2024, there was expected to be an increase in the net management fee retained by TAM for the Fund. The Board members considered TAM’s view that the Fund’s revised net management fee would allow TAM to be reasonably compensated for its services.
Economies of Scale
In evaluating the extent to which the Fund’s revised management fee schedule and new sub-advisory fee schedule reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members noted that the breakpoints in the revised management fee schedule would benefit shareholders as the Fund grows in size. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Fund to TAM, and the sub-advisory fees payable by TAM to TSW, in light of any economies of scale experienced in the future.
Fall-Out Benefits
The Board considered other benefits expected to be derived by TSW from its relationships with the Fund. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with TSW or the Fund, and that TAM believes that the use of soft dollars by TSW is generally appropriate and in the best interests of the Fund.Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule and the TSW Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the revised management fee schedule and the TSW Sub-Advisory Agreement.
Conclusion
After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule and the TSW Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the revised management fee schedule and the TSW Sub-Advisory Agreement.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978450 TA EME 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Energy Infrastructure
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Energy Infrastructure

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Shares	Value
COMMON STOCKS - 72.5%
Electric Utilities - 1.9%
Entergy Corp.	15,453	$ 2,391,815
Energy Equipment & Services - 1.4%
Archrock, Inc.	89,282	1,787,426
Multi-Utilities - 3.2%
Sempra	47,159	3,931,646
Oil, Gas & Consumable Fuels - 66.0%
Antero Midstream Corp.	151,328	2,174,583
Cheniere Energy, Inc.	30,409	5,819,675
DT Midstream, Inc.	24,105	2,173,066
Enbridge, Inc.	150,187	6,067,555
Hess Midstream LP, Class A	124,130	4,301,105
Kinder Morgan, Inc.	246,232	6,035,146
Kinetik Holdings, Inc.	48,866	2,378,308
ONEOK, Inc.	101,856	9,867,809
Pembina Pipeline Corp.	130,831	5,467,428
Plains GP Holdings LP, Class A (A)	262,929	4,522,379
Shell PLC, ADR	51,233	3,460,789
South Bow Corp. (A)	90,909	2,269,246
Targa Resources Corp.	63,840	10,658,726
TC Energy Corp.	129,239	6,010,906
Williams Cos., Inc.	220,489	11,547,009
		82,753,730
Total Common Stocks (Cost $55,046,800)		90,864,617
	Shares	Value
MASTER LIMITED PARTNERSHIPS - 22.4% (B)
Oil, Gas & Consumable Fuels - 22.4%
Energy Transfer LP	433,380	$ 7,142,102
Enterprise Products Partners LP	199,911	5,729,449
MPLX LP	207,198	9,203,735
Western Midstream Partners LP	158,104	5,965,264
Total Master Limited Partnerships (Cost $21,209,502)		28,040,550

	Principal	Value
REPURCHASE AGREEMENT - 5.0%
Fixed Income Clearing Corp., 2.10% (C), dated 10/31/2024, to be repurchased at $6,270,346 on 11/01/2024. Collateralized by a U.S. Government Obligation, 0.75%, due 04/30/2026, and with a value of $6,395,407.	$ 6,269,980	6,269,980
Total Repurchase Agreement (Cost $6,269,980)		6,269,980
Total Investments (Cost $82,526,282)		125,175,147
Net Other Assets (Liabilities) - 0.1%		187,247
Net Assets - 100.0%		$ 125,362,394
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$90,864,617	$—	$—	$90,864,617
Master Limited Partnerships	28,040,550	—	—	28,040,550
Repurchase Agreement	—	6,269,980	—	6,269,980
Total Investments	$118,905,167	$6,269,980	$—	$125,175,147
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)
The Fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of master limited partnerships and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes. This limit does not apply to master limited partnerships, which are not treated as publicly traded partnerships for federal income tax purposes.

(C)	Rate disclosed reflects the yield at October 31, 2024.
(D)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
ADR	American Depositary Receipt
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Energy Infrastructure

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $76,256,302)	$118,905,167
Repurchase agreement, at value (cost $6,269,980)	6,269,980
Cash	67,612
Receivables and other assets:
Investments sold	83,480
Net income from securities lending	33
Shares of beneficial interest sold	43,201
Dividends	304,294
Interest	366
Total assets	125,674,133
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	126,056
Investment management fees	113,601
Distribution and service fees	10,846
Transfer agent fees	6,954
Trustee and CCO fees	33
Audit and tax fees	33,186
Custody fees	8,639
Legal fees	1,538
Printing and shareholder reports fees	3,648
Registration fees	530
Other accrued expenses	6,708
Total liabilities	311,739
Net assets	$125,362,394
Net assets consist of:
Paid-in capital	$238,221,391
Total distributable earnings (accumulated losses)	(112,858,997)
Net assets	$125,362,394
Net assets by class:
Class A	$33,006,926
Class C	4,577,510
Class I	34,563,684
Class I2	53,214,274
Shares outstanding (unlimited shares, no par value):
Class A	3,977,201
Class C	552,128
Class I	4,168,115
Class I2	6,412,837
Net asset value per share: (A)
Class A	$8.30
Class C	8.29
Class I	8.29
Class I2	8.30
Maximum offering price per share: (B)
Class A	$8.78

(A)
Net asset value per share for Class C, I and I2 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Energy Infrastructure

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$5,168,828
Interest income	130,546
Net income from securities lending	23,418
Withholding taxes on foreign income	(134,048)
Total investment income	5,188,744
Expenses:
Investment management fees	1,310,560
Distribution and service fees:
Class A	74,436
Class C	43,495
Transfer agent fees:
Class A	35,387
Class C	6,806
Class I	35,449
Class I2	4,213
Trustee and CCO fees	5,027
Audit and tax fees	33,576
Custody fees	12,809
Legal fees	9,605
Printing and shareholder reports fees	18,025
Registration fees	50,351
Other	21,990
Total expenses before waiver and/or reimbursement and recapture	1,661,729
Expenses waived and/or reimbursed:
Class C	(612)
Recapture of previously waived and/or reimbursed fees:
Class C	1,383
Net expenses	1,662,500
Net investment income (loss)	3,526,244
Net realized gain (loss) on:
Investments	19,347,713
Foreign currency transactions	(29,865)
Net realized gain (loss)	19,317,848
Net change in unrealized appreciation (depreciation) on:
Investments	17,904,128
Translation of assets and liabilities denominated in foreign currencies	24
Net change in unrealized appreciation (depreciation)	17,904,152
Net realized and change in unrealized gain (loss)	37,222,000
Net increase (decrease) in net assets resulting from operations	$40,748,244
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Energy Infrastructure

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$3,526,244	$4,844,912
Net realized gain (loss)	19,317,848	572,293
Net change in unrealized appreciation (depreciation)	17,904,152	(11,636,788)
Net increase (decrease) in net assets resulting from operations	40,748,244	(6,219,583)
Dividends and/or distributions to shareholders:
Class A	(1,358,899)	(1,165,032)
Class C	(177,680)	(178,207)
Class I	(1,619,642)	(1,930,080)
Class I2	(2,728,665)	(2,502,191)
Return of capital:
Class A	(675,631)	—
Class C	(88,339)	—
Class I	(805,269)	—
Class I2	(1,356,661)	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(8,810,786)	(5,775,510)
Capital share transactions:
Proceeds from shares sold:
Class A	2,101,492	3,032,410
Class C	513,683	929,248
Class I	10,090,768	11,430,824
Class I2	125,962	3,960,402
	12,831,905	19,352,884
Dividends and/or distributions reinvested:
Class A	1,915,163	1,093,068
Class C	262,743	176,386
Class I	2,408,840	1,918,439
Class I2	4,085,326	2,502,191
	8,672,072	5,690,084
Cost of shares redeemed:
Class A	(6,497,428)	(8,032,846)
Class C	(1,258,748)	(1,396,655)
Class I	(22,724,187)	(24,828,268)
Class I2	(19,111,463)	(5,617,600)
	(49,591,826)	(39,875,369)
Automatic conversions:
Class A	521,209	1,492,148
Class C	(521,209)	(1,492,148)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(28,087,849)	(14,832,401)
Net increase (decrease) in net assets	3,849,609	(26,827,494)
Net assets:
Beginning of year	121,512,785	148,340,279
End of year	$125,362,394	$121,512,785
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Energy Infrastructure

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Capital share transactions - shares:
Shares issued:
Class A	284,361	450,922
Class C	69,229	135,942
Class I	1,367,269	1,682,917
Class I2	18,403	585,392
	1,739,262	2,855,173
Shares reinvested:
Class A	273,956	164,834
Class C	37,893	26,577
Class I	346,448	289,487
Class I2	586,602	377,350
	1,244,899	858,248
Shares redeemed:
Class A	(907,329)	(1,186,223)
Class C	(174,148)	(208,161)
Class I	(3,147,160)	(3,668,973)
Class I2	(2,558,850)	(835,048)
	(6,787,487)	(5,898,405)
Automatic conversions:
Class A	76,812	219,760
Class C	(76,888)	(220,060)
	(76)	(300)
Net increase (decrease) in shares outstanding:
Class A	(272,200)	(350,707)
Class C	(143,914)	(265,702)
Class I	(1,433,443)	(1,696,569)
Class I2	(1,953,845)	127,694
	(3,803,402)	(2,185,284)
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Energy Infrastructure

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$6.43	$7.03	$6.84	$4.73	$6.52
Investment operations:
Net investment income (loss) (A)	0.19	0.22	0.05	0.11	0.12
Net realized and unrealized gain (loss)	2.17	(0.55)	0.43	2.27	(1.58)
Total investment operations	2.36	(0.33)	0.48	2.38	(1.46)
Contributions from affiliate	—	—	0.00 (B)(C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.27)	—	—	(0.24)
Return of capital	(0.16)	—	(0.29)	(0.27)	(0.09)
Total dividends and/or distributions to shareholders	(0.49)	(0.27)	(0.29)	(0.27)	(0.33)
Net asset value, end of year	$8.30	$6.43	$7.03	$6.84	$4.73
Total return (D)	38.40%	(4.73)%	7.30%(C)	51.20%	(22.37)%
Ratio and supplemental data:
Net assets end of year (000’s)	$33,007	$27,310	$32,347	$20,495	$13,353
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.55%	1.57%	1.54%	1.60%	1.69%
Including waiver and/or reimbursement and recapture	1.55%	1.59%	1.60%	1.60%(E)	1.60%
Net investment income (loss) to average net assets	2.59%	3.31%	0.73%	1.72%	2.27%
Portfolio turnover rate	55%	15%	20%	18%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$6.42	$7.02	$6.83	$4.71	$6.50
Investment operations:
Net investment income (loss) (A)	0.13	0.17	0.03	0.07	0.11
Net realized and unrealized gain (loss)	2.17	(0.55)	0.40	2.28	(1.62)
Total investment operations	2.30	(0.38)	0.43	2.35	(1.51)
Contributions from affiliate	—	—	0.00 (B)(C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.22)	—	—	(0.20)
Return of capital	(0.14)	—	(0.24)	(0.23)	(0.08)
Total dividends and/or distributions to shareholders	(0.43)	(0.22)	(0.24)	(0.23)	(0.28)
Net asset value, end of year	$8.29	$6.42	$7.02	$6.83	$4.71
Total return (D)	37.32%	(5.51)%	6.42%(C)	50.48%	(23.15)%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,578	$4,469	$6,753	$7,313	$6,225
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.33%	2.35%	2.33%	2.39%	2.47%
Including waiver and/or reimbursement and recapture	2.35%	2.35%(E)	2.35%	2.35%	2.35%
Net investment income (loss) to average net assets	1.81%	2.56%	0.38%	1.13%	2.08%
Portfolio turnover rate	55%	15%	20%	18%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Energy Infrastructure

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$6.42	$7.03	$6.84	$4.72	$6.52
Investment operations:
Net investment income (loss) (A)	0.21	0.25	0.08	0.11	0.11
Net realized and unrealized gain (loss)	2.17	(0.57)	0.43	2.30	(1.57)
Total investment operations	2.38	(0.32)	0.51	2.41	(1.46)
Contributions from affiliate	—	—	0.00 (B)(C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.29)	—	—	(0.25)
Return of capital	(0.17)	—	(0.32)	(0.29)	(0.09)
Total dividends and/or distributions to shareholders	(0.51)	(0.29)	(0.32)	(0.29)	(0.34)
Net asset value, end of year	$8.29	$6.42	$7.03	$6.84	$4.72
Total return	38.81%	(4.56)%	7.75%(C)	51.99%	(22.28)%
Ratio and supplemental data:
Net assets end of year (000’s)	$34,564	$35,971	$51,296	$36,098	$14,247
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.28%	1.28%	1.26%	1.28%	1.33%
Including waiver and/or reimbursement and recapture	1.28%	1.28%	1.26%	1.28%	1.33%
Net investment income (loss) to average net assets	2.90%	3.65%	1.18%	1.70%	2.08%
Portfolio turnover rate	55%	15%	20%	18%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$6.43	$7.03	$6.84	$4.72	$6.52
Investment operations:
Net investment income (loss) (A)	0.22	0.25	0.15	0.14	0.17
Net realized and unrealized gain (loss)	2.17	(0.55)	0.36	2.28	(1.62)
Total investment operations	2.39	(0.30)	0.51	2.42	(1.45)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.30)	—	—	(0.25)
Return of capital	(0.17)	—	(0.32)	(0.30)	(0.10)
Total dividends and/or distributions to shareholders	(0.52)	(0.30)	(0.32)	(0.30)	(0.35)
Net asset value, end of year	$8.30	$6.43	$7.03	$6.84	$4.72
Total return	38.90%	(4.32)%	7.78%	52.12%	(22.19)%
Ratio and supplemental data:
Net assets end of year (000’s)	$53,213	$53,763	$57,944	$154,852	$123,151
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.18%	1.18%	1.16%	1.18%	1.22%
Including waiver and/or reimbursement and recapture	1.18%	1.18%	1.16%	1.18%	1.22%
Net investment income (loss) to average net assets	3.01%	3.69%	2.23%	2.25%	3.11%
Portfolio turnover rate	55%	15%	20%	18%	20%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Energy Infrastructure (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers four classes of shares, Class A, Class C, Class I and Class I2.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund's financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2024 by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Transamerica Funds
Annual Financial Statements 2024

Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities and Master limited partnerships: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
5. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Energy sector risk: Under normal circumstances, the Fund concentrates its investments in industries in the energy sector, which means the Fund will be more affected by the performance of the energy sector than a fund that is more diversified. Investing in the energy sector involves a number of risks. Please refer to the Prospectus for additional details.
Industry concentration risk: The Fund concentrates its investments in a specific industry or industries. Concentration in a particular industry heightens the risks associated with that industry. As a result, the Fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
Master limited partnerships (“MLP”) risk: Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between
Transamerica Funds
Annual Financial Statements 2024

Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. RISK FACTORS (continued)
the MLP and the MLP’s general partner, cash flow risks, dilution risks, certain tax risks, and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. MLP entities are typically focused in the energy sector. A downturn in the energy sector could have an adverse impact on the Fund. Energy MLPs may be adversely affected by changes in and volatility of commodity prices. At times, the performance of securities of companies in the energy sector of the economy may lag the performance of other sectors or the broader market as a whole. The yields for equity and debt securities of MLPs and other issuers in the energy sector are susceptible in the short-term to fluctuations in interest rates and the value of the Fund’s investments in such securities may decline if interest rates rise. The value of the Fund's investment in MLPs depends to a significant extent on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet the legal requirements to maintain partnership status, it could be taxed as a corporation and there could be a material decrease in the value of its securities.
Renewable infrastructure company risk: Renewable infrastructure companies are susceptible to various factors that may negatively impact their businesses or operations, including costs associated with compliance with and changes in environmental, governmental and other regulations, rising interest costs in connection with capital construction and improvement programs, government budgetary constraints that impact publicly funded projects, the effects of general economic conditions throughout the world, surplus capacity and depletion concerns, increased competition from other providers of services, uncertainties regarding the availability of fuel and other natural resources at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and high leverage. Renewable infrastructure companies will also be affected by other factors such as innovations in technology that could render the way in which a company delivers a product or service obsolete and natural or man-made disasters. These and other factors may negatively impact renewable infrastructure companies and adversely affect the Fund’s performance.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Non-diversification risk: As a “non-diversified” Fund, the Fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Fund more susceptible to the risks associated with investing in those issuers.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Focused investing risk: To the extent the Fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources,
Transamerica Funds
Annual Financial Statements 2024

Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. RISK FACTORS (continued)
information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$45,719,665	36.47%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $250 million	1.054%
Over $250 million up to $500 million	1.040
Over $500 million up to $1 billion	0.960
Over $1 billion up to $2 billion	0.850
Over $2 billion	0.800
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	1.60%	March 1, 2025
Class C	2.35	March 1, 2025
Class I	1.31	March 1, 2025
Class I2	1.21	March 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class C	$1,139	$2,345	$612	$4,096
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00

(A)	12b-1 fees are not applicable for Class I and Class I2.
On three occasions during the year ended October 31, 2022, TCI, the Fund's distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$14,641	$—
Class C	—	793
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$80,745	$6,770
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$65,463,658	$—	$95,087,386	$—
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, late year loss deferral and partnership basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to partnership basis adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$(5,220)	$5,220
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$73,885,104	$51,533,173	$(243,130)	$51,290,043
As of October 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$63,408,740	$90,572,875
During the year ended October 31, 2024, the capital loss carryforwards utilized are $24,705,172.
The Fund attempts to pay quarterly dividends at a relatively consistent level, but there can be no assurance the Fund can continue to do so. This dividend practice can be expected to result in the Fund returning capital to its shareholders from time to time. When the Fund returns capital, the net asset value of your shares in the Fund goes down to reflect that. When a distribution includes what the Fund estimates to be a return of capital, the Fund will send shareholders a written notice. The tax status of certain distributions may be recharacterized at year-end.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$5,884,886	$—	$—	$2,925,900	$5,775,510	$—	$—	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$—	$—	$—	$(153,981,615)	$(2,318,061)	$(7,848,616)	$51,289,295
9. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Energy Infrastructure
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Energy Infrastructure (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2024, the Fund designated $2,920,937 of qualified dividend income.
For corporate shareholders, 36% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Energy Infrastructure

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Energy Infrastructure

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Energy Infrastructure

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Energy Infrastructure

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Energy Infrastructure (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Kayne Anderson Capital Advisors, L.P. (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the
Transamerica Funds
Annual Financial Statements 2024

Transamerica Energy Infrastructure

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
Fund’s benchmarks, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe and below the benchmark that TAM utilizes to measure performance of the Fund, each for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Energy Infrastructure

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates to a limited extent in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and the shareholders, thus limiting to some degree the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978455 TA ENGY INFRA 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Floating Rate
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Principal	Value
LOAN ASSIGNMENTS - 86.1%
Aerospace & Defense - 0.2%
TransDigm, Inc. Term Loan J, 3-Month Term SOFR + 2.50%, 7.10% (A), 02/28/2031	$ 497,503	$ 497,899
Automobile Components - 1.1%
C&D Technologies, Inc. Term Loan B, 1-Month Term SOFR + 5.75%, 10.55% (A), 12/20/2025	522,833	508,020
First Brands Group LLC Term Loan, 3-Month Term SOFR + 5.00%, TBD, 03/30/2027 (B)(C)	2,177,004	2,111,694
		2,619,714
Beverages - 0.6%
Badger Buyer Corp. Term Loan B, 1-Month Term SOFR + 3.50%, 10.30% (A), 12/27/2024	1,452,796	1,372,892
Building Products - 2.9%
Chamberlain Group, Inc. Term Loan B, 1-Month Term SOFR + 3.50%, 8.19% (A), 11/03/2028	248,750	248,785
Cornerstone Building Brands, Inc.
Term Loan B, 1-Month Term SOFR + 3.25%, 8.15% (A), 04/12/2028	496,144	487,461
Term Loan B, 1-Month Term SOFR + 4.50%, 9.30% (A), 05/15/2031	1,250,000	1,236,875

Emrld Borrower LP Term Loan B, 3-Month Term SOFR + 2.50%, 7.56% (A), 08/04/2031	1,000,000	998,750
Groundworks LLC
Delayed Draw Term Loan, 1-Month Term SOFR + 3.25%, 0.50% (A), 03/14/2031 (C)	89,504	89,364
Term Loan, 1-Month Term SOFR + 3.25%, 8.05% (A), 03/14/2031 (C)	822,443	821,158

Hobbs & Associates LLC Term Loan B, 1-Month Term SOFR + 3.25%, 7.94% (A), 07/23/2031	1,363,636	1,362,501
Quikrete Holdings, Inc.
Term Loan B1, 1-Month Term SOFR + 2.25%, 6.94% (A), 03/19/2029	341,285	341,072
Term Loan B, 1-Month Term SOFR + 2.50%, 7.19% (A), 04/14/2031	1,617,128	1,616,117
		7,202,083
Capital Markets - 0.2%
Dragon Buyer, Inc Term Loan B, 3-Month Term SOFR + 3.25%, 7.90% (A), 09/30/2031	500,000	496,875
	Principal	Value
LOAN ASSIGNMENTS (continued)
Chemicals - 1.5%
LSF11 A5 Holdco LLC Term Loan B, 1-Month Term SOFR + 3.50%, 8.30% (A), 10/15/2028	$ 960,963	$ 964,086
M2S Group Holdings, Inc. Term Loan B, 3-Month Term SOFR + 4.75%, 9.85% (A), 08/25/2031	550,000	530,063
Olympus Water U.S. Holding Corp. Term Loan B, 3-Month Term SOFR + 3.50%, 8.10% (A), 06/20/2031	399,000	399,544
SCIH Salt Holdings, Inc. Term Loan B, 3-Month Term SOFR + 3.50%, 8.09% (A), 03/16/2027	1,183,867	1,186,092
USALCO LLC Term Loan B, 1-Month Term SOFR + 4.00%, 8.69% (A), 09/17/2031	543,956	547,016
		3,626,801
Commercial Services & Supplies - 14.1%
AlixPartners LLP Term Loan B, 1-Month Term SOFR + 2.50%, 7.30% (A), 02/04/2028	1,470,789	1,472,353
American Auto Auction Group LLC Term Loan B, 3-Month Term SOFR + 5.00%, 9.75% (A), 12/30/2027	1,492,327	1,497,924
American Residential Services LLC Term Loan B, 3-Month Term SOFR + 3.50%, 8.37% (A), 10/15/2027	994,832	996,076
Ankura Consulting Group LLC Term Loan, 1-Month Term SOFR + 4.25%, 8.94% (A), 03/17/2028	1,286,576	1,293,330
APi Group DE, Inc. Term Loan B, 1-Month Term SOFR + 2.00%, 6.69% (A), 01/03/2029	1,000,000	999,771
Belron Finance LLC Term Loan B, Prime Rate + 1.75%, 9.75% (A), 10/16/2031	1,250,000	1,253,515
BIFM U.S. Finance LLC Term Loan, 1-Month Term SOFR + 4.25%, 8.94% (A), 05/31/2028	1,507,319	1,511,087
Corporation Service Co. Term Loan B, 1-Month Term SOFR + 2.50%, 7.19% (A), 11/02/2029	454,312	454,596
Creative Artists Agency LLC 1st Lien Term Loan B, 1-Month Term SOFR + 2.75%, 7.44% (A), 10/01/2031	1,207,006	1,206,144
Driven Holdings LLC Term Loan B, 1-Month Term SOFR + 3.00%, 7.80% (A), 12/17/2028	718,274	714,383
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
LOAN ASSIGNMENTS (continued)
Commercial Services & Supplies (continued)
Filtration Group Corp. Term Loan, 1-Month Term SOFR + 3.50%, 8.30% (A), 10/21/2028	$ 1,940,000	$ 1,942,062
First Advantage Holdings LLC Term Loan B, TBD, 09/19/2031 (B)(C)	1,250,000	1,243,750
Garda World Security Corp. Term Loan B, 1-Month Term SOFR + 3.50%, 8.29% (A), 02/01/2029	1,656,534	1,653,946
Grant Thornton Advisors LLC Term Loan B, 1-Month Term SOFR + 3.25%, 7.94% (A), 06/02/2031	400,000	400,050
Hertz Corp. Term Loan B, 1-Month Term SOFR + 3.75%, 8.49% (A), 06/30/2028	991,256	881,068
Homeserve USA Holding Corp. Term Loan B, 1-Month Term SOFR + 2.25%, 7.01% (A), 10/21/2030	995,000	991,476
Jadex, Inc. Term Loan, 1-Month Term SOFR + 4.75%, 9.55% (A), 02/18/2028 (C)	1,389,197	1,370,443
Kingpin Intermediate Holdings LLC Term Loan B, 1-Month Term SOFR + 3.50%, 8.19% (A), 02/08/2028	1,615,597	1,612,568
KUEHG Corp. 1st Lien Term Loan B, 1-Month Term SOFR + 3.25%, 7.84% (A), 06/12/2030	1,084,913	1,085,998
LRS Holdings LLC Term Loan B, 1-Month Term SOFR + 4.25%, 8.87% (A), 08/31/2028	1,415,087	1,337,257
Mavis Tire Express Services Corp. Term Loan, 1-Month Term SOFR + 3.50%, 8.19% (A), 05/04/2028	1,868,871	1,872,377
PG Investment Co. 59 SARL Term Loan B, 3-Month Term SOFR + 3.00%, 7.60% (A), 03/26/2031	349,125	349,453
Pre-Paid Legal Services, Inc. Term Loan, 1-Month Term SOFR + 3.75%, 8.55% (A), 12/15/2028	1,718,849	1,718,849
Prime Security Services Borrower LLC Term Loan B, 1-Month Term SOFR + 2.25%, 7.11% (A), 10/13/2030	997,500	997,556
Rent-A-Center, Inc. 1st Lien Term Loan B, 3-Month Term SOFR + 2.75%, 7.34% (A), 02/17/2028	1,313,473	1,310,255
Ryan LLC Term Loan, 1-Month Term SOFR + 3.50%, TBD, 11/14/2030 (B)(C)	1,166,885	1,165,426
	Principal	Value
LOAN ASSIGNMENTS (continued)
Commercial Services & Supplies (continued)
Spin Holdco, Inc. Term Loan, 3-Month Term SOFR + 4.00%, 9.26% (A), 03/04/2028	$ 703,437	$ 607,770
Technimark Holdings LLC Term Loan, 1-Month Term SOFR + 3.50%, 8.29% (A), 04/14/2031	997,500	992,928
TruGreen LP Term Loan, 1-Month Term SOFR + 4.00%, 8.80% (A), 11/02/2027	1,107,118	1,073,212
VM Consolidated, Inc. Term Loan B2, 1-Month Term SOFR + 2.25%, 6.94% (A), 03/24/2028	498,390	499,947
VT Topco, Inc. Term Loan B, 1-Month Term SOFR + 3.50%, 8.19% (A), 08/09/2030	496,256	497,187
		35,002,757
Communications Equipment - 1.2%
Altice France SA Term Loan B14, 3-Month Term SOFR + 5.50%, 10.15% (A), 08/15/2028	972,307	772,984
Aventiv Technologies LLC Term Loan, 3-Month Term SOFR + 7.50%, 12.37% (A), 07/31/2025	376,894	376,894
CommScope, Inc. Term Loan B, 1-Month Term SOFR + 3.25%, 8.05% (A), 04/06/2026	785,565	764,290
GoTo Group, Inc.
Term Loan, 1-Month Term SOFR + 4.75%, 9.39% (A), 04/28/2028	548,025	460,341
Term Loan, 1-Month Term SOFR + 4.75%, 9.67% (A), 04/28/2028	363,330	122,321

Lorca Holdco Ltd. Term Loan, 3-Month Term SOFR + 3.50%, 8.10% (A), 03/25/2031	373,125	372,659
Lumen Technologies, Inc.
Term Loan B1, 1-Month Term SOFR + 2.35%, 7.18% (A), 04/15/2029	118,611	107,491
Term Loan B2, 1-Month Term SOFR + 2.35%, 7.18% (A), 04/15/2030	118,611	106,083
		3,083,063
Construction & Engineering - 1.3%
Centuri Group, Inc. Term Loan B, 1-Month Term SOFR + 2.50%, 7.31% (A), 08/27/2028	319,378	319,444
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
LOAN ASSIGNMENTS (continued)
Construction & Engineering (continued)
Chromalloy Corp. Term Loan B, 3-Month Term SOFR + 3.75%, 8.35% (A), 03/27/2031	$ 997,500	$ 974,745
Cube A&D Buyer, Inc. Term Loan, 3-Month Term SOFR + 3.50%, 8.13% (A), 10/09/2031	800,000	800,000
Legence Holdings LLC Term Loan, 1-Month Term SOFR + 3.50%, 8.29% (A), 12/16/2027	1,071,261	1,073,179
		3,167,368
Consumer Staples Distribution & Retail - 4.8%
BW Gas & Convenience Holdings LLC Term Loan B, 1-Month Term SOFR + 3.50%, 8.30% (A), 03/31/2028	1,078,665	1,077,991
Dave & Buster's, Inc. Term Loan B, 1-Month Term SOFR + 3.25%, 7.88% (A), 06/29/2029	990,019	988,039
EG Group Ltd. Term Loan B, 3-Month Term SOFR + 5.50%, 10.44% (A), 02/07/2028	1,379,127	1,379,472
Flynn Restaurant Group LP Term Loan B, 1-Month Term SOFR + 4.25%, 9.05% (A), 12/01/2028	1,438,733	1,443,229
Great Outdoors Group LLC Term Loan B2, 1-Month Term SOFR + 3.75%, 8.55% (A), 03/06/2028	1,439,777	1,442,776
Highline Aftermarket Acquisition LLC Term Loan B, 1-Month Term SOFR + 4.00%, 8.69% (A), 11/09/2027	255,747	257,025
LBM Acquisition LLC Term Loan B, 1-Month Term SOFR + 3.75%, 8.67% (A), 06/06/2031	498,750	491,892
Michaels Cos., Inc. Term Loan B, 3-Month Term SOFR + 4.25%, 9.12% (A), 04/17/2028	596,915	457,386
Petco Health & Wellness Co., Inc. Term Loan B, 3-Month Term SOFR + 3.25%, 8.12% (A), 03/03/2028	1,055,682	1,002,521
PetSmart, Inc. Term Loan B, 1-Month Term SOFR + 3.75%, 8.54% (A), 02/11/2028	2,140,966	2,125,674
	Principal	Value
LOAN ASSIGNMENTS (continued)
Consumer Staples Distribution & Retail (continued)
Staples, Inc. Term Loan B, 3-Month Term SOFR + 5.75%, 10.69% (A), 09/04/2029	$ 650,000	$ 599,828
White Cap Buyer LLC Term Loan B, 1-Month Term SOFR + 3.25%, 7.94% (A), 10/19/2029	575,000	573,562
		11,839,395
Containers & Packaging - 6.1%
Anchor Glass Container Corp. Term Loan, 3-Month Term SOFR + 5.00%, 9.87% (A), 12/07/2025	629,763	446,345
Anchor Packaging, Inc. Term Loan, 1-Month Term SOFR + 3.75%, 8.44% (A), 07/18/2029	1,737,812	1,739,673
Berlin Packaging LLC Term Loan B, 1-Month Term SOFR + 3.75%, 3-Month Term SOFR + 3.75%, 8.35% (A), 06/09/2031	958,979	960,777
Canister International Group, Inc. 1st Lien Term Loan B, 1-Month Term SOFR + 3.50%, 8.19% (A), 03/13/2029 (C)	997,500	1,000,622
Clydesdale Acquisition Holdings, Inc. Term Loan B, 1-Month Term SOFR + 3.18%, 7.86% (A), 04/13/2029	1,179,333	1,176,090
Klockner-Pentaplast of America, Inc. Term Loan B, 6-Month Term SOFR + 4.73%, 9.72% (A), 02/12/2026	579,000	540,641
Plaze, Inc. Term Loan, 1-Month Term SOFR + 3.75%, 8.55% (A), 08/03/2026	240,625	225,887
Pregis TopCo Corp.
Term Loan, 1-Month Term SOFR + 4.00%, 8.80% (A), 07/31/2026	363,750	364,659
1st Lien Term Loan, 1-Month Term SOFR + 4.00%, 8.69% (A), 07/31/2026	1,538,605	1,542,131

Pretium Packaging LLC Term Loan A, 3-Month Term SOFR + 5.00%, PIK Rate 2.50%, Cash Rate 0.00%, 10/02/2028 (D)	1,381,070	1,403,512
Proampac PG Borrower LLC Term Loan, 3-Month Term SOFR + 4.00%, 8.66% (A), 09/15/2028	1,949,268	1,954,749
Reynolds Group Holdings, Inc. Term Loan B3, 1-Month Term SOFR + 2.50%, 7.19% (A), 09/24/2028	1,732,430	1,733,264
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
LOAN ASSIGNMENTS (continued)
Containers & Packaging (continued)

Tosca Services LLC Term Loan, 3-Month Term SOFR + 5.50%, 10.28% (A), 11/30/2028	$ 187,735	$ 188,616
Trident TPI Holdings, Inc. Term Loan B, 6-Month Term SOFR + 3.75%, 8.19% (A), 09/15/2028	1,845,422	1,848,594
		15,125,560
Distributors - 1.4%
Core & Main LP Term Loan B, 1-Month Term SOFR + 2.25%, 6.97% (A), 02/09/2031	198,500	198,748
Gloves Buyer, Inc. Term Loan, 1-Month Term SOFR + 4.00%, 8.80% (A), 12/29/2027	1,392,782	1,385,818
Veritiv Corp. Term Loan B, 3-Month Term SOFR + 4.50%, 9.10% (A), 11/30/2030	1,995,000	1,976,048
		3,560,614
Electric Utilities - 1.9%
Cornerstone Generation LLC Term Loan B, TBD, 10/28/2031 (B)(C)	1,100,000	1,100,000
Kohler Energy Co. LLC Term Loan B, 3-Month Term SOFR + 4.75%, 9.35% (A), 05/01/2031	1,296,750	1,302,153
Lightning Power LLC Term Loan B, 3-Month Term SOFR + 3.25%, 8.35% (A), 08/18/2031	525,000	526,346
Pike Corp. Term Loan B, 1-Month Term SOFR + 3.00%, 7.80% (A), 01/21/2028	1,808,422	1,813,697
		4,742,196
Electrical Equipment - 0.3%
Energizer Holdings, Inc. Term Loan B, 1-Month Term SOFR + 2.00%, 6.76% (A), 12/22/2027	652,846	652,574
Electronic Equipment, Instruments & Components - 1.2%
Lsf12 Crown U.S. Commercial Bidco LLC Term Loan B, TBD, 10/10/2031 (B)(C)	750,000	746,250
Roper Industrial Products Investment Co. LLC Term Loan B, 3-Month Term SOFR + 3.25%, 7.85% (A), 11/22/2029	1,776,847	1,777,217
TCP Sunbelt Acquisition Co. Term Loan B, TBD, 10/16/2031 (B)(C)	525,000	520,406
		3,043,873
	Principal	Value
LOAN ASSIGNMENTS (continued)
Energy Equipment & Services - 0.4%
Star Holding LLC 1st Lien Term Loan B, 1-Month Term SOFR + 4.50%, 9.19% (A), 07/31/2031	$ 1,000,000	$ 980,000
Financial Services - 1.4%
Castlelake Aviation Ltd. Term Loan B, 3-Month Term SOFR + 2.50%, 7.45% (A), 10/22/2026	701,554	703,015
Deerfield Dakota Holding LLC Term Loan B, 3-Month Term SOFR + 3.75%, 8.35% (A), 04/09/2027	724,960	714,388
June Purchaser LLC
Term Loan, TBD, 09/11/2031 (B)(C)	385,714	386,036
Delayed Draw Term Loan, TBD, 09/11/2031 (B)(C)	64,286	64,339

Russell Investments U.S. Institutional Holdco, Inc. Term Loan, 3-Month Term SOFR + 6.50%, PIK Rate 1.50%, Cash Rate 0.00%, 05/30/2027 (C)(D)	1,048,843	940,288
Victory Capital Holdings, Inc.
Term Loan B, 3-Month Term SOFR + 2.25%, 6.93% (A), 12/29/2028	727,695	726,058
Term Loan B, 3-Month Term SOFR + 2.25%, 6.93% (A), 07/01/2026	5,963	5,953
		3,540,077
Food Products - 6.0%
8th Avenue Food & Provisions, Inc.
Term Loan, 1-Month Term SOFR + 4.75%, 9.55% (A), 10/01/2025	638,260	626,293
1st Lien Term Loan, 1-Month Term SOFR + 3.75%, 8.55% (A), 10/01/2025	1,116,974	1,096,629

Aspire Bakeries Holdings LLC Term Loan, TBD, 12/13/2030 (B)(C)	1,000,000	997,500
B&G Foods, Inc. Term Loan B, 3-Month Term SOFR + 3.50%, 8.56% (A), 10/10/2029	750,000	747,322
BCPE North Star U.S. HoldCo 2, Inc. Term Loan, 1-Month Term SOFR + 4.00%, 8.80% (A), 06/09/2028	992,332	917,081
Chef's Warehouse Leasing Co. LLC Term Loan B, 1-Month Term SOFR + 3.50%, 8.19% (A), 08/23/2029	153,524	153,524
Chobani LLC Term Loan, 1-Month Term SOFR + 3.75%, 8.44% (A), 10/25/2027	248,125	249,159
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
LOAN ASSIGNMENTS (continued)
Food Products (continued)
Del Monte Foods, Inc.
Term Loan, 3-Month Term SOFR + 4.25%, 9.42% (A), 08/02/2028	$ 583,679	$ 326,860
Term Loan, 3-Month Term SOFR + 8.00%, 13.17% (A), 08/02/2028	296,054	281,251

Fiesta Purchaser, Inc. Term Loan B, 1-Month Term SOFR + 4.00%, 8.69% (A), 02/12/2031	1,197,000	1,199,693
Max U.S. Bidco, Inc. Term Loan B, 1-Month Term SOFR + 5.00%, 9.69% (A), 10/02/2030	746,250	701,475
Nomad Foods U.S. LLC Term Loan B4, 6-Month Term SOFR + 2.50%, 6.97% (A), 11/12/2029	1,960,200	1,958,361
Quirch Foods Holdings LLC Term Loan, 3-Month Term SOFR + 5.00%, 9.89% (A), 10/27/2027	964,782	919,357
Snacking Investments Bidco Pty. Ltd. Term Loan, 1-Month Term SOFR + 4.00%, 8.69% (A), 12/18/2026	1,972,920	1,976,209
Solina Bidco Term Loan B, 3-Month Term SOFR + 3.75%, 8.70% (A), 03/07/2029	997,500	1,001,241
Upfield BV Term Loan B10, 6-Month Term SOFR + 4.25%, 9.77% (A), 01/03/2028	1,737,757	1,732,544
		14,884,499
Ground Transportation - 0.1%
SIRVA Worldwide, Inc. Super Priority Delayed Draw Term Loan, 3-Month Term SOFR + 8.00%, 2.00% (A), 02/20/2029	290,607	284,795
Health Care Equipment & Supplies - 1.2%
Bausch & Lomb Corp. Term Loan, 1-Month Term SOFR + 3.25%, 8.09% (A), 05/10/2027 (C)	1,333,589	1,332,108
Medline Borrower LP Term Loan B, 1-Month Term SOFR + 2.75%, 7.44% (A), 10/23/2028	1,758,839	1,760,038
		3,092,146
Health Care Providers & Services - 4.6%
ADMI Corp.
Term Loan B3, 1-Month Term SOFR + 3.75%, 8.55% (A), 12/23/2027	387,004	380,473
	Principal	Value
LOAN ASSIGNMENTS (continued)
Health Care Providers & Services (continued)
ADMI Corp. (continued)
Term Loan B5, 1-Month Term SOFR + 5.75%, 10.44% (A), 12/23/2027	$ 496,250	$ 497,904

Charlotte Buyer, Inc. Term Loan B, 1-Month Term SOFR + 4.75%, 9.57% (A), 02/11/2028	1,280,500	1,290,460
Dermatology Intermediate Holdings III, Inc.
Term Loan B, 3-Month Term SOFR + 4.25%, 8.84% (A), 03/30/2029	977,797	929,518
Term Loan B, 3-Month Term SOFR + 5.50%, 10.09% (A), 03/30/2029	597,000	567,150

Heartland Dental LLC Term Loan, 1-Month Term SOFR + 4.50%, 9.19% (A), 04/28/2028	1,483,781	1,480,164
LifePoint Health, Inc.
1st Lien Term Loan B, 3-Month Term SOFR + 3.75%, 8.41% (A), 05/16/2031	742,275	742,443
Term Loan B, 3-Month Term SOFR + 4.00%, 8.63% (A), 05/17/2031	498,750	499,165

Quorum Health Corp. Delayed Draw Term Loan , 3-Month Term SOFR + 6.50%, 11.28%,04/29/2025 (C)	1,675,807	1,659,049
Sound Inpatient Physicians Term Loan A, 3-Month Term SOFR + 5.50%, PIK Rate 1.00%, Cash Rate 0.00%, 06/28/2028 (D)	1,000,891	1,010,900
Star Parent, Inc. Term Loan B, 3-Month Term SOFR + 3.75%, 8.35% (A), 09/27/2030 (C)	993,753	972,774
Surgery Center Holdings, Inc. Term Loan B, 1-Month Term SOFR + 2.75%, 7.49% (A), 12/19/2030	1,492,500	1,495,766
		11,525,766
Hotels, Restaurants & Leisure - 6.1%
19th Holdings Golf LLC Term Loan B, 1-Month Term SOFR + 3.25%, 8.20% (A), 02/07/2029	498,725	492,075
Amer Sports Co. Term Loan, 3-Month Term SOFR + 2.75%, 7.85% (A), 02/17/2031	867,500	868,584
Bally's Corp. Term Loan B, 3-Month Term SOFR + 3.25%, 8.14% (A), 10/02/2028	1,572,950	1,515,144
Caesars Entertainment, Inc.
Term Loan B1, 1-Month Term SOFR + 2.75%, 7.44% (A), 02/06/2031	1,990,000	1,989,379
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
LOAN ASSIGNMENTS (continued)
Hotels, Restaurants & Leisure (continued)
Caesars Entertainment, Inc. (continued)
Term Loan B, 1-Month Term SOFR + 2.75%, 7.44% (A), 02/06/2030	$ 519,750	$ 519,750

Carnival Corp. Term Loan B2, 1-Month Term SOFR + 2.75%, 7.44% (A), 08/08/2027	535,683	536,576
Gsm Holdings, Inc. Term Loan B, 1-Month Term SOFR + 5.00%, 9.69% (A), 09/29/2031	750,000	715,312
Hilton Domestic Operating Co., Inc. Term Loan B4, 1-Month Term SOFR + 1.75%, 6.49% (A), 11/08/2030	250,000	249,420
Hilton Grand Vacations Borrower LLC Term Loan B, 1-Month Term SOFR + 2.50%, 7.19% (A), 08/02/2028	494,100	492,865
Light & Wonder International, Inc. Term Loan B2, 1-Month Term SOFR + 2.25%, 7.03% (A), 04/14/2029	500,000	499,197
PENN Entertainment, Inc. Term Loan B, 1-Month Term SOFR + 2.75%, 7.54% (A), 05/03/2029	1,319,625	1,320,450
Recess Holdings, Inc. Term Loan B, 3-Month Term SOFR + 4.50%, 9.09% (A), 02/20/2030	1,717,622	1,725,674
Scientific Games Holdings LP Term Loan B, 3-Month Term SOFR + 3.00%, 7.59% (A), 04/04/2029	1,744,098	1,737,527
Travel & Leisure Co. Term Loan B, 1-Month Term SOFR + 3.25%, 8.09% (A), 12/14/2029	992,500	994,567
William Morris Endeavor Entertainment LLC 1st Lien Term Loan, 1-Month Term SOFR + 2.75%, 7.44% (A), 05/18/2025	1,578,236	1,578,236
		15,234,756
Household Durables - 0.8%
AI Aqua Merger Sub, Inc. 1st Lien Term Loan B, 1-Month Term SOFR + 3.50%, 8.36% (A), 07/31/2028	1,496,250	1,498,291
Libbey Glass, Inc. Term Loan, 3-Month Term SOFR + 6.50%, 11.27% (A), 11/22/2027	539,675	532,480
		2,030,771
Household Products - 0.2%
Kronos Acquisition Holdings, Inc. Term Loan, 3-Month Term SOFR + 4.00%, 9.31% (A), 07/08/2031	633,358	593,949
	Principal	Value
LOAN ASSIGNMENTS (continued)
Insurance - 2.6%
Acrisure LLC Term Loan B1, 1-Month Term SOFR + 3.00%, 7.76% (A), 02/16/2027	$ 1,491,082	$ 1,486,889
Asurion LLC
Term Loan B10, 1-Month Term SOFR + 4.00%, 8.79% (A), 08/19/2028	490,000	484,978
Term Loan B9, 1-Month Term SOFR + 3.25%, 8.05% (A), 07/31/2027	1,063,918	1,054,538

Broadstreet Partners, Inc. Term Loan B4, 1-Month Term SOFR + 3.25%, 7.94% (A), 06/13/2031	2,065,412	2,063,885
Sedgwick Claims Management Services, Inc. Term Loan B, 3-Month Term SOFR + 3.00%, 7.59% (A), 07/31/2031	500,000	500,113
Truist Insurance Holdings LLC 1st Lien Term Loan, 3-Month Term SOFR + 3.25%, 7.85% (A), 05/06/2031	855,000	853,664
		6,444,067
Internet & Catalog Retail - 1.7%
Arches Buyer, Inc. Term Loan B, 1-Month Term SOFR + 3.25%, 8.04% (A), 12/06/2027	499,686	478,085
Ion Trading Technologies SARL Term Loan, 3-Month Term SOFR + 4.00%, 9.02% (A), 04/01/2028	979,851	977,051
MH Sub I LLC Term Loan, 1-Month Term SOFR + 4.25%, 8.94% (A), 05/03/2028	2,089,148	2,075,307
TripAdvisor, Inc. Term Loan, 1-Month Term SOFR + 2.75%, 7.44% (A), 07/08/2031	750,000	750,000
		4,280,443
IT Services - 1.9%
Magenta Security Holdings LLC
Term Loan, 3-Month Term SOFR + 7.00%, 5.50% (A), 07/27/2028	646,434	230,562
Term Loan, 3-Month Term SOFR + 7.75%, 6.25% (A), 07/27/2028	170,270	122,594
Super Priority Term Loan, 3-Month Term SOFR + 6.25%, 10.84% (A), 07/27/2028	2,181,152	2,211,143
Term Loan, 3-Month Term SOFR + 6.75%, 11.60% (A), 07/27/2028	132,627	123,343

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
LOAN ASSIGNMENTS (continued)
IT Services (continued)

NCR Atleos LLC Term Loan B, 3-Month Term SOFR + 3.75%, 8.40% (A), 03/27/2029 (C)	$ 1,345,500	$ 1,344,659
Peraton Corp. Term Loan B, 1-Month Term SOFR + 3.75%, 8.54% (A), 02/01/2028	749,616	725,388
		4,757,689
Machinery - 0.4%
Alliance Laundry Systems LLC Term Loan B, 1-Month Term SOFR + 3.50%, 8.19% (A), 08/19/2031	275,000	275,442
CPM Holdings, Inc. Term Loan, 1-Month Term SOFR + 4.50%, 9.34% (A), 09/28/2028	669,725	655,493
		930,935
Media - 3.8%
Century DE Buyer LLC Term Loan B, 3-Month Term SOFR + 4.00%, 8.60% (A), 10/30/2030	447,750	448,496
Cogeco Communications Finance LP
Term Loan B, 1-Month Term SOFR + 2.50%, 7.30% (A), 09/01/2028	477,701	472,178
Term Loan B, 1-Month Term SOFR + 3.25%, 7.94% (A), 09/18/2030	498,747	492,616

Coral-U.S. Co-Borrower LLC Term Loan B6, 1-Month Term SOFR + 3.00%, 7.90% (A), 10/15/2029	706,917	703,824
EW Scripps Co. Term Loan B2, 1-Month Term SOFR + 2.56%, 7.36% (A), 05/01/2026	187,121	183,759
Mission Broadcasting, Inc. Term Loan B, 1-Month Term SOFR + 2.50%, 7.46% (A), 06/02/2028	632,531	631,503
NEP Group, Inc.
Term Loan B, 1-Month Term SOFR + 3.25%, PIK Rate 1.50%, Cash Rate 0.00%, 08/19/2026 (D)	774,539	743,638
Term Loan B, 3-Month Term SOFR + 4.00%, 1.50% (A), 08/19/2026	500,685	483,474
Sinclair Television Group, Inc.
Term Loan B2B, 1-Month Term SOFR + 2.50%, 7.30% (A), 09/30/2026	960,448	927,233
Term Loan B4, 1-Month Term SOFR + 3.75%, 8.54% (A), 04/21/2029	244,375	190,246
	Principal	Value
LOAN ASSIGNMENTS (continued)
Media (continued)
Univision Communications, Inc.
Term Loan B, 1-Month Term SOFR + 3.50%, 8.30% (A), 01/31/2029	$ 1,072,312	$ 1,059,579
Term Loan B, 1-Month Term SOFR + 3.25%, 8.05% (A), 01/31/2029	146,250	143,873

UPC Financing Partnership Term Loan AX, 1-Month Term SOFR + 2.93%, 7.83% (A), 01/31/2029	898,777	896,754
Virgin Media Bristol LLC Term Loan Q, 1-Month Term SOFR + 3.25%, 8.15% (A), 01/31/2029	1,482,278	1,444,295
Ziggo Financing Partnership Term Loan I, 1-Month Term SOFR + 2.50%, 7.42% (A), 04/30/2028	769,000	757,946
		9,579,414
Metals & Mining - 0.6%
JSG III, Inc.
1st Lien Term Loan, 1-Month Term SOFR + 4.50%, 9.29% (A), 06/28/2026	709,920	709,033
Delayed Draw Term Loan, 1-Month Term SOFR + 4.50%, 9.29% (A), 06/28/2026	38,381	38,333

Tiger Acquisition LLC Term Loan, 1-Month Term SOFR + 3.25%, 8.04% (A), 06/01/2028	831,034	825,667
		1,573,033
Oil, Gas & Consumable Fuels - 1.5%
Apro LLC Term Loan B, 1-Month Term SOFR + 3.75%, 8.57% (A), 07/09/2031	2,000,000	2,006,250
Delek U.S. Holdings, Inc. Term Loan B, 1-Month Term SOFR + 3.50%, 8.29% (A), 11/19/2029	782,550	780,838
Par Petroleum LLC Term Loan B, 3-Month Term SOFR + 3.75%, 8.33% (A), 02/28/2030	977,557	975,357
		3,762,445
Paper & Forest Products - 1.3%
Domtar Corp. Term Loan B, 1-Month Term SOFR + 5.50%, 10.30% (A), 11/30/2028	910,414	864,135
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
LOAN ASSIGNMENTS (continued)
Paper & Forest Products (continued)
Glatfelter Corp. Term Loan B, TBD, 11/04/2031 (B)(C)	$ 1,500,000	$ 1,485,625
Pixelle Receivables SPE LLC Term Loan, 1-Month Term SOFR + 7.00%, 11.84% (A), 06/12/2025	862,312	845,066
		3,194,826
Passenger Airlines - 0.2%
United Airlines, Inc. Term Loan B, 3-Month Term SOFR + 2.75%, 7.38% (A), 02/22/2031	497,500	497,707
Personal Care Products - 1.0%
Conair Holdings LLC Term Loan B, 1-Month Term SOFR + 3.75%, 8.55% (A), 05/17/2028	992,327	906,946
kdc/one Development Corp., Inc. Term Loan B, 1-Month Term SOFR + 4.50%, 9.19% (A), 08/15/2028	1,498,750	1,502,122
		2,409,068
Pharmaceuticals - 2.8%
Amneal Pharmaceuticals LLC Term Loan B, 1-Month Term SOFR + 5.50%, 10.19% (A), 05/04/2028	1,226,563	1,242,277
Curium BidCo SARL Term Loan B, 3-Month Term SOFR + 3.50%, 8.09% (A), 07/31/2029	1,776,339	1,779,301
IVC Acquisition Ltd. Term Loan B, 3-Month Term SOFR + 4.75%, 9.39% (A), 12/12/2028	1,240,641	1,244,776
Organon & Co. Term Loan B, 1-Month Term SOFR + 2.50%, 7.26% (A), 05/19/2031	298,548	298,268
Packaging Coordinators Midco, Inc. Term Loan B, 3-Month Term SOFR + 3.25%, 7.84% (A), 11/30/2027	1,000,000	1,001,250
Southern Veterinary Partners LLC Term Loan, 6-Month Term SOFR + 3.75%, 8.00% (A), 10/05/2027	1,492,394	1,491,461
		7,057,333
Real Estate Management & Development - 0.5%
Cushman & Wakefield U.S. Borrower LLC Term Loan B, 1-Month Term SOFR + 3.00%, 7.69% (A), 01/31/2030	735,735	737,574
RE/MAX International, Inc. Term Loan B, 1-Month Term SOFR + 2.50%, 7.30% (A), 07/21/2028	497,429	477,532
		1,215,106
	Principal	Value
LOAN ASSIGNMENTS (continued)
Software - 6.0%
Avaya, Inc. Term Loan, 1-Month Term SOFR + 7.50%, 12.19% (A), 08/01/2028	$ 782,279	$ 649,292
Boxer Parent Co., Inc. Term Loan B, 3-Month Term SOFR + 3.75%, 8.34% (A), 07/30/2031	1,718,903	1,712,918
Central Parent, Inc. Term Loan B, 3-Month Term SOFR + 3.25%, 7.85% (A), 07/06/2029	1,238,750	1,229,846
Cornerstone OnDemand, Inc. Term Loan, 1-Month Term SOFR + 3.75%, 8.55% (A), 10/16/2028	731,250	682,500
Dayforce, Inc. Term Loan B, 3-Month Term SOFR + 2.50%, 7.09% (A), 02/26/2031	498,750	499,373
Drake Software LLC Term Loan B, 1-Month Term SOFR + 4.25%, 8.94% (A), 06/26/2031	700,000	686,000
Dun & Bradstreet Corp. Term Loan B, 1-Month Term SOFR + 2.75%, 7.47% (A), 01/18/2029	1,078,177	1,080,103
Epicor Software Corp. Term Loan E, 1-Month Term SOFR + 3.25%, 7.94% (A), 05/30/2031	2,654,470	2,663,055
Helios Software Holdings, Inc. Term Loan B, 3-Month Term SOFR + 3.50%, 8.09% (A), 07/18/2030 (C)	529,286	527,632
Modena Buyer LLC Term Loan, 3-Month Term SOFR + 4.50%, 9.10% (A), 07/01/2031	1,000,000	956,875
Open Text Corp. Term Loan B, 1-Month Term SOFR + 2.25%, 6.94% (A), 01/31/2030	617,089	618,691
Rackspace Finance LLC
1st Lien Term Loan, 1-Month Term SOFR + 2.75%, 7.68% (A), 05/15/2028	806,199	475,657
1st Lien Term Loan, 1-Month Term SOFR + 6.25%, 11.18% (A), 05/15/2028	342,475	347,612

Sophia LP Term Loan B, 1-Month Term SOFR + 3.50%, 8.29% (A), 10/09/2029	2,085,074	2,092,893
UKG, Inc. Term Loan B, 3-Month Term SOFR + 3.00%, 7.62% (A), 02/10/2031 (C)	812,938	813,615
		15,036,062
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
LOAN ASSIGNMENTS (continued)
Textiles, Apparel & Luxury Goods - 1.6%
ABG Intermediate Holdings 2 LLC Term Loan B, 1-Month Term SOFR + 2.75%, 7.45% (A), 12/21/2028	$ 2,018,942	$ 2,022,866
Hanesbrands, Inc. Term Loan B, 1-Month Term SOFR + 3.75%, 8.44% (A), 03/08/2030	714,052	714,499
Varsity Brands, Inc. Term Loan B, 3-Month Term SOFR + 3.75%, 8.82% (A), 08/26/2031	1,250,000	1,244,866
		3,982,231
Transportation Infrastructure - 0.6%
First Student Bidco, Inc.
Term Loan C, 3-Month Term SOFR + 3.00%, 7.87% (A), 07/21/2028	108,483	108,502
Term Loan B, 3-Month Term SOFR + 3.00%, 7.87% (A), 07/21/2028	354,738	354,802
Term Loan B, 3-Month Term SOFR + 3.00%, 7.70% (A), 07/21/2028	997,417	997,773
		1,461,077
Total Loan Assignments (Cost $216,355,325)		214,381,859
CORPORATE DEBT SECURITIES - 4.7%
Building Products - 0.6%
Smyrna Ready Mix Concrete LLC
6.00%, 11/01/2028 (E)	1,500,000	1,485,371
Commercial Services & Supplies - 0.9%
Allied Universal Holdco LLC
7.88%, 02/15/2031 (E)	2,250,000	2,290,642
Communications Equipment - 0.3%
Sable International Finance Ltd.
7.13%, 10/15/2032 (E)	750,000	753,750
Food Products - 0.4%
B&G Foods, Inc.
8.00%, 09/15/2028 (E)	1,000,000	1,038,884
Health Care Providers & Services - 0.6%
LifePoint Health, Inc.
11.00%, 10/15/2030 (E)	500,000	557,441
Tenet Healthcare Corp.
6.13%, 06/15/2030	1,000,000	1,004,707
		1,562,148
Hotels, Restaurants & Leisure - 0.2%
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc.
6.63%, 01/15/2032 (E)	500,000	500,105
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance - 0.2%
Acrisure LLC/Acrisure Finance, Inc.
7.50%, 11/06/2030 (E)	$ 500,000	$ 508,430
IT Services - 0.4%
Conduent Business Services LLC/Conduent State & Local Solutions, Inc.
6.00%, 11/01/2029 (E)	1,000,000	949,840
Media - 0.6%
CSC Holdings LLC
5.38%, 02/01/2028 (E)	750,000	639,996
LCPR Senior Secured Financing DAC
5.13%, 07/15/2029 (E)(F)	250,000	210,480
6.75%, 10/15/2027 (E)	750,000	704,674
		1,555,150
Software - 0.5%
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL
8.75%, 05/01/2029 (E)	1,214,000	1,232,480
Total Corporate Debt Securities (Cost $11,820,225)		11,876,800
ASSET-BACKED SECURITIES - 2.7%
Anchorage Capital CLO 17 Ltd.
Series 2021-17A, Class A1, 3-Month Term SOFR + 1.43%, 6.09% (A), 07/15/2034 (E)	1,500,000	1,502,375
ICG U.S. CLO Ltd.
Series 2014-1A, Class A1A2, 3-Month Term SOFR + 1.46%, 6.08% (A), 10/20/2034 (E)	1,500,000	1,501,719
Palmer Square CLO Ltd.
Series 2021-2A, Class A, 3-Month Term SOFR + 1.41%, 6.07% (A), 07/15/2034 (E)	1,500,000	1,503,766
Symphony CLO XIX Ltd.
Series 2018-19A, Class A, 3-Month Term SOFR + 1.22%, 5.87% (A), 04/16/2031 (E)	718,218	719,172
Venture 43 CLO Ltd.
Series 2021-43A, Class A1R, 3-Month Term SOFR + 1.35%, 6.01% (A), 04/15/2034 (E)	1,500,000	1,499,957
Total Asset-Backed Securities (Cost $6,681,033)		6,726,989

	Shares	Value
EXCHANGE-TRADED FUNDS - 1.2%
U.S. Fixed Income Funds - 1.2%
Invesco Senior Loan ETF	71,000	1,490,290
SPDR Blackstone Senior Loan ETF	37,000	1,548,080
Total Exchange-Traded Funds (Cost $3,022,000)		3,038,370
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Shares	Value
COMMON STOCKS - 0.2%
Household Durables - 0.1%
API Heat Transfer Intermediate Corp. (G)(H)(I)(J)	889,572	$ 1
LG Parent Holding Co. (G)(I)	30,405	121,620
		121,621
Metals & Mining - 0.0% (K)
Phoenix Services International LLC (G)(H)(I)(L)	14,948	59,792
Software - 0.1%
Avaya Holdings Corp. (G)(I)	41,536	249,216
Total Common Stocks (Cost $957,844)		430,629
PREFERRED STOCK - 0.0%
Household Durables - 0.0%
API Heat Transfer Intermediate Corp., 0.00% (G)(H)(I)(J)	189,500	0
Total Preferred Stock (Cost $189,501)		0
OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.81% (M)	218,750	218,750
Total Other Investment Company (Cost $218,750)		218,750

Principal	Value
REPURCHASE AGREEMENT - 4.5%
Fixed Income Clearing Corp.,
2.10% (M), dated 10/31/2024, to be
repurchased at $11,161,223 on 11/01/2024.
Collateralized by a U.S. Government
Obligation, 0.75%, due 04/30/2026, and
with a value of $11,383,971.
$ 11,160,572	$ 11,160,572
Total Repurchase Agreement (Cost $11,160,572)	11,160,572
Total Investments (Cost $250,405,250)	247,833,969
Net Other Assets (Liabilities) - 0.5%	1,149,299
Net Assets - 100.0%	$ 248,983,268
INVESTMENT VALUATION:

Valuation Inputs (N)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (O)	Value
ASSETS
Investments
Loan Assignments	$—	$214,381,859	$—	$214,381,859
Corporate Debt Securities	—	11,876,800	—	11,876,800
Asset-Backed Securities	—	6,726,989	—	6,726,989
Exchange-Traded Funds	3,038,370	—	—	3,038,370
Common Stocks	—	370,836	59,793	430,629
Preferred Stock	—	—	0	0
Other Investment Company	218,750	—	—	218,750
Repurchase Agreement	—	11,160,572	—	11,160,572
Total Investments	$3,257,120	$244,517,056	$59,793	$247,833,969

Transfers
Investments	Transfer from Level 1 to Level 3	Transfer from Level 3 to Level 1	Transfer from Level 2 to Level 3	Transfer from Level 3 to Level 2
Common Stocks(L)	$—	$—	$59,792	$—
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Floating or variable rate security. The rate disclosed is as of October 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(B)	All or a portion of the security represents an unsettled loan commitment at October 31, 2024 where the rate will be determined at time of settlement.
(C)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2024.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(D)
Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.

(E)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, the total value of 144A securities is $17,599,082, representing 7.1% of the
Fund's net assets.

(F)
All or a portion of the security is on loan. The total value of the securities on loan is $214,217, collateralized by cash collateral of $218,750. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(G)	Non-income producing security.
(H)	Security is Level 3 of the fair value hierarchy.
(I)	Fair valued as determined in good faith in accordance with TAM's procedures. At October 31, 2024, the total value of the securities is $430,629, representing 0.2% of the Fund’s net assets.
(J)	Security deemed worthless.
(K)	Percentage rounds to less than 0.1% or (0.1)%.
(L)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs. As of prior reporting period, the security utilized significant observable inputs.
(M)	Rate disclosed reflects the yield at October 31, 2024.
(N)
The Fund recognized transfers in and out of Level 3 as of October 31, 2024. Please reference the Investment Valuation section of the Notes to Financial
Statements for more information regarding investment valuation and pricing inputs.

(O)	Level 3 security was not considered significant to the Fund.
PORTFOLIO ABBREVIATION(S):
Prime Rate	Interest rate charged by banks to their most credit worthy customers
SOFR	Secured Overnight Financing Rate
TBD	To Be Determined
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $239,244,678) (including securities loaned of $214,217)	$236,673,397
Repurchase agreement, at value (cost $11,160,572)	11,160,572
Cash	2,941,609
Receivables and other assets:
When-issued, delayed-delivery, forward and TBA commitments sold	11,807,479
Net income from securities lending	66
Shares of beneficial interest sold	271,344
Interest	1,035,596
Unrealized appreciation on unfunded commitments	38
Total assets	263,890,101
Liabilities:
Cash collateral received upon return of:
Securities on loan	218,750
Payables and other liabilities:
Investments purchased	3,390
When-issued, delayed-delivery, forward and TBA commitments purchased	14,027,064
Dividends and/or distributions	2,848
Shares of beneficial interest redeemed	403,767
Investment management fees	95,058
Distribution and service fees	17,007
Transfer agent fees	10,463
Trustee and CCO fees	71
Audit and tax fees	44,963
Custody fees	68,475
Legal fees	2,830
Printing and shareholder reports fees	4,822
Registration fees	530
Other accrued expenses	6,795
Total liabilities	14,906,833
Net assets	$248,983,268
Net assets consist of:
Paid-in capital	$303,670,258
Total distributable earnings (accumulated losses)	(54,686,990)
Net assets	$248,983,268
Net assets by class:
Class A	$13,486,550
Class C	16,780,111
Class I	72,032,839
Class I2	146,683,768
Shares outstanding (unlimited shares, no par value):
Class A	1,491,309
Class C	1,854,452
Class I	8,006,240
Class I2	16,227,309
Net asset value per share: (A)
Class A	$9.04
Class C	9.05
Class I	9.00
Class I2	9.04
Maximum offering price per share: (B)
Class A	$9.49

(A)
Net asset value per share for Class C, I and I2 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$245,815
Interest income	22,800,999
Net income from securities lending	4,285
Total investment income	23,051,099
Expenses:
Investment management fees	1,236,119
Distribution and service fees:
Class A	33,509
Class C	165,514
Transfer agent fees:
Class A	18,001
Class C	13,334
Class I	90,186
Class I2	10,338
Trustee and CCO fees	10,542
Audit and tax fees	46,222
Custody fees	142,188
Legal fees	19,808
Printing and shareholder reports fees	15,492
Registration fees	59,616
Other	21,258
Total expenses before waiver and/or reimbursement and recapture	1,882,127
Expenses waived and/or reimbursed:
Class A	(3,601)
Class C	(120)
Class I	(83,234)
Class I2	(342)
Recapture of previously waived and/or reimbursed fees:
Class A	459
Class C	120
Class I	952
Class I2	342
Net expenses	1,796,703
Net investment income (loss)	21,254,396
Net realized gain (loss) on:
Investments	(2,608,253)
Net change in unrealized appreciation (depreciation) on:
Investments	4,683,142
Unfunded commitments	38
Net change in unrealized appreciation (depreciation)	4,683,180
Net realized and change in unrealized gain (loss)	2,074,927
Net increase (decrease) in net assets resulting from operations	$23,329,323
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$21,254,396	$15,354,247
Net realized gain (loss)	(2,608,253)	(9,171,668)
Net change in unrealized appreciation (depreciation)	4,683,180	10,087,596
Net increase (decrease) in net assets resulting from operations	23,329,323	16,270,175
Dividends and/or distributions to shareholders:
Class A	(1,092,831)	(1,070,973)
Class C	(1,232,293)	(1,078,881)
Class I	(7,361,595)	(8,718,130)
Class I2	(11,742,085)	(4,324,930)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(21,428,804)	(15,192,914)
Capital share transactions:
Proceeds from shares sold:
Class A	2,284,201	3,221,337
Class C	4,632,980	2,966,945
Class I	55,658,264	70,517,365
Class I2	91,900,000	—
	154,475,445	76,705,647
Dividends and/or distributions reinvested:
Class A	1,082,412	1,060,938
Class C	1,226,797	1,070,338
Class I	7,340,384	8,698,833
Class I2	11,742,085	4,324,930
	21,391,678	15,155,039
Cost of shares redeemed:
Class A	(3,590,447)	(7,376,624)
Class C	(4,084,437)	(3,975,004)
Class I	(78,955,449)	(99,957,038)
Class I2	(13,600,000)	—
	(100,230,333)	(111,308,666)
Automatic conversions:
Class A	806,292	254,155
Class C	(806,292)	(254,155)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	75,636,790	(19,447,980)
Net increase (decrease) in net assets	77,537,309	(18,370,719)
Net assets:
Beginning of year	171,445,959	189,816,678
End of year	$248,983,268	$171,445,959
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Capital share transactions - shares:
Shares issued:
Class A	252,563	357,544
Class C	511,723	328,739
Class I	6,181,820	7,889,044
Class I2	10,210,853	—
	17,156,959	8,575,327
Shares reinvested:
Class A	119,729	118,011
Class C	135,604	118,964
Class I	816,032	971,998
Class I2	1,298,925	481,201
	2,370,290	1,690,174
Shares redeemed:
Class A	(397,362)	(819,749)
Class C	(451,521)	(442,780)
Class I	(8,782,282)	(11,172,512)
Class I2	(1,513,362)	—
	(11,144,527)	(12,435,041)
Automatic conversions:
Class A	89,152	28,219
Class C	(89,071)	(28,200)
	81	19
Net increase (decrease) in shares outstanding:
Class A	64,082	(315,975)
Class C	106,735	(23,277)
Class I	(1,784,430)	(2,311,470)
Class I2	9,996,416	481,201
	8,382,803	(2,169,521)
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$8.95	$8.91	$9.50	$9.27	$9.61
Investment operations:
Net investment income (loss) (A)	0.73	0.70	0.34	0.27	0.40
Net realized and unrealized gain (loss)	0.10	0.04	(0.58)	0.27	(0.37)
Total investment operations	0.83	0.74	(0.24)	0.54	0.03
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.74)	(0.70)	(0.35)	(0.31)	(0.37)
Return of capital	—	—	(0.00)(B)	—	—
Total dividends and/or distributions to shareholders	(0.74)	(0.70)	(0.35)	(0.31)	(0.37)
Net asset value, end of year	$9.04	$8.95	$8.91	$9.50	$9.27
Total return (C)	9.55%	8.51%	(2.61)%	5.85%	0.47%
Ratio and supplemental data:
Net assets end of year (000’s)	$13,486	$12,779	$15,531	$13,805	$13,779
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.99%	1.05%	1.09%	1.15%	1.21%
Including waiver and/or reimbursement and recapture	0.97%	1.00%	1.05%	1.05%	1.05%
Net investment income (loss) to average net assets	8.09%	7.78%	3.71%	2.90%	4.31%
Portfolio turnover rate	64%	37%	75%	41%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class C
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$8.96	$8.92	$9.51	$9.28	$9.62
Investment operations:
Net investment income (loss) (A)	0.67	0.64	0.27	0.20	0.33
Net realized and unrealized gain (loss)	0.09	0.03	(0.58)	0.27	(0.36)
Total investment operations	0.76	0.67	(0.31)	0.47	(0.03)
Contributions from affiliate	—	—	0.00 (B)(C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.67)	(0.63)	(0.28)	(0.24)	(0.31)
Return of capital	—	—	(0.00)(B)	—	—
Total dividends and/or distributions to shareholders	(0.67)	(0.63)	(0.28)	(0.24)	(0.31)
Net asset value, end of year	$9.05	$8.96	$8.92	$9.51	$9.28
Total return (D)	8.78%	7.71%	(3.33)%(C)	5.06%	(0.28)%
Ratio and supplemental data:
Net assets end of year (000’s)	$16,780	$15,661	$15,790	$14,222	$12,659
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.69%	1.77%	1.83%	1.88%	1.94%
Including waiver and/or reimbursement and recapture	1.69%	1.73%	1.80%	1.80%	1.80%
Net investment income (loss) to average net assets	7.37%	7.08%	2.96%	2.15%	3.58%
Portfolio turnover rate	64%	37%	75%	41%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$8.91	$8.87	$9.45	$9.23	$9.58
Investment operations:
Net investment income (loss) (A)	0.76	0.72	0.36	0.29	0.42
Net realized and unrealized gain (loss)	0.10	0.04	(0.57)	0.26	(0.37)
Total investment operations	0.86	0.76	(0.21)	0.55	0.05
Contributions from affiliate	—	—	0.00 (B)(C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.77)	(0.72)	(0.37)	(0.33)	(0.40)
Return of capital	—	—	(0.00)(B)	—	—
Total dividends and/or distributions to shareholders	(0.77)	(0.72)	(0.37)	(0.33)	(0.40)
Net asset value, end of year	$9.00	$8.91	$8.87	$9.45	$9.23
Total return	9.95%	8.85%	(2.29)%(C)	6.02%	0.60%
Ratio and supplemental data:
Net assets end of year (000’s)	$72,033	$87,230	$107,287	$112,017	$57,185
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.71%	0.78%	0.84%	0.89%	0.95%
Including waiver and/or reimbursement and recapture	0.62%(E)	0.67%(E)	0.80%	0.80%	0.80%
Net investment income (loss) to average net assets	8.41%	8.07%	3.87%	3.08%	4.58%
Portfolio turnover rate	64%	37%	75%	41%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	TAM has contractually agreed to reimburse 0.095% of the transfer agency fees through March 1, 2025. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$8.95	$8.91	$9.50	$9.27	$9.62
Investment operations:
Net investment income (loss) (A)	0.76	0.73	0.34	0.28	0.44
Net realized and unrealized gain (loss)	0.10	0.03	(0.56)	0.28	(0.40)
Total investment operations	0.86	0.76	(0.22)	0.56	0.04
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.77)	(0.72)	(0.37)	(0.33)	(0.39)
Return of capital	—	—	(0.00)(B)	—	—
Total dividends and/or distributions to shareholders	(0.77)	(0.72)	(0.37)	(0.33)	(0.39)
Net asset value, end of year	$9.04	$8.95	$8.91	$9.50	$9.27
Total return	9.96%	8.86%	(2.32)%	6.13%	0.55%
Ratio and supplemental data:
Net assets end of year (000’s)	$146,684	$55,776	$51,209	$146,186	$10
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.62%	0.68%	0.74%	0.80%	0.85%
Including waiver and/or reimbursement and recapture	0.62%	0.67%	0.74%(D)	0.80%(D)	0.80%
Net investment income (loss) to average net assets	8.46%	8.17%	3.72%	2.94%	4.36%
Portfolio turnover rate	64%	37%	75%	41%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Floating Rate (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers four classes of shares, Class A, Class C, Class I and Class I2.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
1. ORGANIZATION (continued)
sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund's financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2024 by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Loan participations and assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Fund to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Fund assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.
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Annual Financial Statements 2024

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
4. SECURITIES AND OTHER INVESTMENTS (continued)
The Fund, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Fund that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.
The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Fund has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Fund may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. In connection with these commitments a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is recognized ratably over the commitment period and reflected in Interest income within the Statement of Operations. The unfunded amounts are marked-to-market and included in Unrealized appreciation (depreciation) on unfunded commitments within the Statement of Assets and Liabilities and Net change in unrealized appreciation (depreciation) on unfunded commitments within the Statement of Operations.
Fund	Principal Commitment	Unrealized Appreciation (Depreciation)
Groundworks LLC, Delayed Draw Term Loan	$61,924	$82
Ryan LLC, Delayed Draw Term Loan	27,280	(77)
USALCO LLC, Delayed Draw Term Loan	56,359	315
Hobbs & Associates LLC, Delayed Draw Term Loan	136,250	(114)
SIRVA Worldwide, Inc., Delayed Draw Term Loan	165,578	(168)
Total	$447,391	$38
Open funded loan participations and assignments at October 31, 2024, if any, are included within the Schedule of Investments.
Payment in-kind ("PIK") securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statement of Assets and Liabilities.
PIKs held at October 31, 2024, if any, are identified within the Schedule of Investments.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
4. SECURITIES AND OTHER INVESTMENTS (continued)
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2024, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$218,750	$—	$—	$—	$218,750
Total Borrowings	$218,750	$—	$—	$—	$218,750
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Floating rate loans risk: Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans held by the Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer fewer protections for lenders. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the Fund not receiving proceeds from the sale of a loan for an extended period. As a result, the Fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the Fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
High-yield debt securities risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the Fund.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Distressed or defaulted securities risk: Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative with respect to the issuers’ continuing ability to make principal and interest payments. The Fund may incur costs to protect its investment, and the Fund could lose its entire investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Focused investing risk: To the extent the Fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the Fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$146,775,636	58.95%
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $100 million	0.490%
Over $100 million up to $200 million	0.485
Over $200 million up to $1 billion	0.480
Over $1 billion up to $1.5 billion	0.470
Over $1.5 billion up to $2 billion	0.460
Over $2 billion	0.450
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	0.97%	March 1, 2025
Class C	1.72	March 1, 2025
Class I	0.72	March 1, 2025
Class I2	0.65	March 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class A	$8,058	$8,273	$3,601	$19,932
Class C	7,734	6,808	120	14,662
Class I	57,134	55,254	952	113,340
Class I2	—	3,628	342	3,970
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00

(A)	12b-1 fees are not applicable for Class I and Class I2.
On three occasions during the year ended October 31, 2022, TCI, the Fund's distributor/principal underwriter, returned to Class C certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$22,808	$4
Class C	—	2,506
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
TAM has contractually agreed to reimburse 0.095% of the transfer agency fees on Class I shares through March 1, 2025.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$129,945	$10,126
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$214,845,674	$—	$156,590,212	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization adjustments and dividends payable. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$250,475,184	$1,665,196	$(4,306,411)	$(2,641,215)
As of October 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$12,679,414	$39,543,461
During the year ended October 31, 2024, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$21,428,804	$—	$—	$—	$15,192,914	$—	$—	$—
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$179,910	$—	$—	$(52,222,875)	$—	$(2,848)	$(2,641,177)
10. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Floating Rate
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Floating Rate (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Floating Rate (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Aegon USA Investment Management, LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
Fund’s benchmark, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 10-year period and below the median for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was below the benchmark that TAM utilizes to measure performance of the Fund for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee and actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Floating Rate

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978455 TA FR 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Government Money Market
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Government Money Market

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 8.4%
U.S. Treasury - 8.4%
U.S. Treasury Floating Rate Notes
3-Month Treasury Money Market Yield + 0.13%, 4.69% (A), 07/31/2025	$ 9,495,000	$ 9,494,335
3-Month Treasury Money Market Yield + 0.15%, 4.71% (A), 04/30/2026	4,700,000	4,700,580
3-Month Treasury Money Market Yield + 0.17%, 4.73% (A), 10/31/2025	1,686,000	1,685,486
3-Month Treasury Money Market Yield + 0.18%, 4.74% (A), 07/31/2026	3,630,000	3,626,656
3-Month Treasury Money Market Yield + 0.20%, 4.76% (A), 01/31/2025	4,500,000	4,500,000
3-Month Treasury Money Market Yield + 0.21%, 4.77% (A), 10/31/2026	6,720,000	6,720,000
3-Month Treasury Money Market Yield + 0.25%, 4.81% (A), 01/31/2026	4,940,000	4,940,000
U.S. Treasury Notes
1.13%, 02/28/2025	94,000	92,858
2.75%, 02/28/2025	100,000	99,284
3.88%, 03/31/2025	90,000	89,579
Total U.S. Government Obligations (Cost $35,948,778)		35,948,778
U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.5%
Federal Farm Credit Banks Funding Corp.
3-Month Treasury Money Market Yield + 0.27%,
4.81% (A), 10/16/2026	1,800,000	1,800,000
3-Month SOFR + 0.05%,
4.86% (A), 06/20/2025	166,000	166,000
3-Month SOFR + 0.07%,
4.88% (A), 11/17/2025	600,000	600,000
3-Month SOFR + 0.08%,
4.89% (A), 12/30/2024	800,000	800,095
3-Month SOFR + 0.10%,
4.91% (A), 06/24/2026 - 06/26/2026	935,000	935,000
3-Month SOFR + 0.14%,
4.95% (A), 11/07/2024 - 10/15/2026	9,295,000	9,294,655
3-Month SOFR + 0.17%,
4.98% (A), 01/23/2025	2,330,000	2,330,000
Federal Home Loan Banks
3-Month SOFR + 0.16%,
4.97% (A), 07/21/2025	3,790,000	3,790,000
3-Month SOFR + 0.20%,
5.01% (A), 11/13/2025	2,885,000	2,885,000
Federal Home Loan Mortgage Corp.
3-Month SOFR + 0.14%,
4.95% (A), 09/23/2026 - 10/16/2026	1,900,000	1,900,000
Federal National Mortgage Association
3-Month SOFR + 0.12%,
4.93% (A), 07/29/2026	1,030,000	1,030,000
3-Month SOFR + 0.14%,
4.95% (A), 08/21/2026 - 10/23/2026	2,335,000	2,335,000
Total U.S. Government Agency Obligations (Cost $27,865,750)		27,865,750
	Principal	Value
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 14.5%
Federal Farm Credit Banks Funding Corp.
5.00% (B), 04/04/2025	$ 527,000	$ 526,838
5.13% (B), 12/04/2024	719,000	718,974

Federal Farm Credit Discount Notes 5.31% (B), 01/17/2025	6,200,000	6,132,501
Federal Home Loan Bank Discount Notes
4.50% (B), 04/04/2025	4,240,000	4,161,282
4.87% (B), 12/30/2024	1,377,000	1,366,642
4.92% (B), 01/27/2025	3,172,000	3,136,508
4.99% (B), 11/01/2024 - 11/12/2024	997,000	996,296
5.00% (B), 11/26/2024	3,000,000	2,990,156
5.07% (B), 02/10/2025 - 02/11/2025	3,237,000	3,193,501
5.08% (B), 01/24/2025	495,000	489,473
5.22% (B), 11/04/2024	548,000	547,776
5.34% (B), 11/01/2024	4,560,000	4,560,000

Federal Home Loan Banks
4.81% (B), 11/19/2024 - 02/03/2025	13,400,000	13,400,000
3-Month SOFR + 0.01%, 4.82% (A), 11/06/2024 - 02/27/2025	14,950,000	14,950,000
3-Month SOFR + 0.02%, 4.83% (A), 01/27/2025	800,000	800,000
3-Month SOFR + 0.03%, 4.84% (A), 03/25/2025	4,160,000	4,160,000
Total Short-Term U.S. Government Agency Obligations (Cost $62,129,947)		62,129,947
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 40.8%
U.S. Treasury Bills
4.27% (B), 10/02/2025	545,000	524,486
4.28% (B), 10/02/2025	495,000	476,331
4.29% (B), 10/02/2025	60,100	57,829
4.33% (B), 10/30/2025	200,000	191,737
4.34% (B), 10/30/2025	1,180,000	1,131,217
4.37% (B), 04/03/2025	2,866,100	2,814,757
4.42% (B), 04/17/2025	4,400,000	4,312,845
4.45% (B), 04/10/2025	400,000	392,364
4.46% (B), 04/10/2025	334,800	328,397
4.54% (B), 02/04/2025	4,220,000	4,170,890
4.56% (B), 01/28/2025 - 03/04/2025	19,285,000	19,035,518
4.57% (B), 01/28/2025 - 02/25/2025	6,365,000	6,281,367
4.60% (B), 12/19/2024	5,205,000	5,169,259
4.62% (B), 01/02/2025 - 01/16/2025	6,590,000	6,533,582
4.65% (B), 01/09/2025	100,000	99,131
4.66% (B), 01/09/2025	1,610,000	1,595,983
4.67% (B), 03/06/2025	2,800,000	2,756,235
4.69% (B), 12/24/2024	1,800,000	1,787,837
4.71% (B), 12/12/2024	1,900,000	1,890,003
4.73% (B), 12/17/2024	100,000	99,408
4.75% (B), 11/26/2024 - 12/03/2024	8,315,000	8,282,996
4.80% (B), 01/21/2025	4,355,000	4,309,338
4.81% (B), 11/21/2024	8,000,000	7,979,022
4.84% (B), 11/14/2024 - 12/26/2024	4,222,000	4,212,171
4.85% (B), 07/10/2025	3,250,000	3,141,800
4.86% (B), 01/23/2025	2,242,900	2,219,262
4.87% (B), 12/26/2024	1,015,000	1,007,880
4.88% (B), 01/14/2025	5,040,000	4,990,894
4.90% (B), 12/26/2024	246,000	244,267
4.91% (B), 12/26/2024	441,000	437,887
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Government Money Market

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Bills (continued)
4.96% (B), 01/07/2025 - 02/20/2025	$ 6,690,100	$ 6,623,936
4.97% (B), 02/13/2025	608,000	599,604
4.98% (B), 02/13/2025	1,500,000	1,479,222
4.99% (B), 12/31/2024	400,000	396,772
5.00% (B), 12/31/2024	1,000,000	991,911
5.01% (B), 12/31/2024	600,000	595,141
5.02% (B), 12/31/2024	2,600,000	2,578,891
5.03% (B), 12/12/2024	5,300,400	5,270,851
5.05% (B), 12/24/2024	100,000	99,278
5.07% (B), 12/24/2024	1,087,300	1,079,424
5.08% (B), 12/05/2024	5,000	4,977
5.09% (B), 11/12/2024 - 11/29/2024	500,000	498,817
5.10% (B), 11/29/2024 - 12/05/2024	5,510,300	5,487,561
5.13% (B), 12/17/2024 - 01/30/2025	7,400,000	7,339,796
5.14% (B), 12/10/2024	5,415,000	5,385,727
5.15% (B), 12/10/2024	3,555,000	3,535,755
5.19% (B), 11/21/2024	4,300,000	4,287,924
5.29% (B), 01/09/2025	2,731,300	2,704,706
5.30% (B), 11/19/2024	1,489,900	1,486,075
5.34% (B), 12/05/2024	400,000	398,060
5.35% (B), 12/05/2024 - 12/26/2024	4,168,700	4,138,066
5.36% (B), 11/12/2024	1,255,000	1,253,008
5.37% (B), 11/05/2024 - 12/05/2024	15,500,000	15,450,042
5.38% (B), 11/29/2024	6,200,000	6,175,069
Total Short-Term U.S. Government Obligations (Cost $174,335,306)		174,335,306
REPURCHASE AGREEMENTS - 31.6%
Barclays Capital, Inc., 4.86% (B), dated 10/31/2024, to be repurchased at $35,004,725 on 11/01/2024. Collateralized by a U.S. Government Obligation, 4.00%, due 11/15/2052, and with a value of $35,700,060.	35,000,000	35,000,000
BNP Paribas SA, 4.85% (B), dated 10/31/2024, to be repurchased at $10,001,347 on 11/01/2024. Collateralized by U.S. Government Obligations, 0.00% - 4.67%, due 01/15/2025 - 11/15/2048, and with a total value of $10,200,009.	10,000,000	10,000,000
BNP Paribas SA, 4.87% (B), dated 10/31/2024, to be repurchased at $5,000,676 on 11/01/2024. Collateralized by U.S. Government Obligations and U.S. Government Agency Obligations, 0.75% - 7.50%, due 08/31/2026 - 04/20/2064, and with a total value of $5,112,095.	5,000,000	5,000,000
Citigroup Global Markets, Inc., 4.85% (B), dated 10/31/2024, to be repurchased at $15,002,021 on 11/01/2024. Collateralized by U.S. Government Obligations, 1.88% - 4.00%, due 02/28/2027- 02/29/2028, and with a total value of $15,300,099.	15,000,000	15,000,000
	Principal	Value
REPURCHASE AGREEMENTS (continued)
Fixed Income Clearing Corp.,
2.10% (B), dated 10/31/2024, to be
repurchased at $1,285,384 on 11/01/2024.
Collateralized by a U.S. Government
Obligation, 4.63%, due 06/30/2026, and
with a value of $1,311,086.
	$ 1,285,309	$ 1,285,308
Goldman Sachs & Co., 4.85% (B), dated 10/31/2024, to be repurchased at $10,001,347 on 11/01/2024. Collateralized by U.S. Government Obligations, 3.00% - 4.38%, due 08/15/2043 - 08/15/2048, and with a total value of $ 10,200,011.	10,000,000	10,000,000
Goldman Sachs & Co., 4.86% (B), dated 10/31/2024, to be repurchased at $10,001,350 on 11/01/2024. Collateralized by a U.S. Government Obligation, 2.00% , due 02/15/2025, and with a value of $10,200,100.	10,000,000	10,000,000
JPMorgan Chase & Co., 4.85% (B), dated 10/31/2024, to be repurchased at $5,000,674 on 11/01/2024. Collateralized by U.S. Government Obligations, 0.00% - 2.88%, due 02/15/2029 - 08/15/2047, and with a total value of $5,100,001.	5,000,000	5,000,000
JPMorgan Chase & Co., 4.87% (B), dated 10/31/2024, to be repurchased at $5,000,676 on 11/01/2024. Collateralized by U.S. Government Agency Obligations, 5.00% - 6.00%, due 07/15/2047 - 09/20/2054, and with a total value of $5,100,001.	5,000,000	5,000,000
Merrill Lynch & Co., Inc., 4.85% (B), dated 10/31/2024, to be repurchased at $10,001,347 on 11/01/2024. Collateralized by U.S. Government Obligations, 0.00% - 0.38%, due 01/15/2027 - 11/15/2032, and with a total value of $10,200,000.	10,000,000	10,000,000
Merrill Lynch & Co., Inc., 4.86% (B), dated 10/31/2024, to be repurchased at $5,000,675 on 11/01/2024. Collateralized by U.S. Government Agency Obligations, 2.50% - 7.50%, due 08/20/2025 - 10/20/2054, and with a total value of $5,100,000.	5,000,000	5,000,000
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Government Money Market

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
REPURCHASE AGREEMENTS (continued)
Toronto-Dominion Bank,
4.85% (B), dated 10/31/2024, to be
repurchased at $19,002,560 on 11/01/2024.
Collateralized by U.S. Government
Obligations, 1.88% - 4.13%,
due 08/15/2044 - 11/15/2051, and with a
total value of $19,380,076.
	$ 19,000,000	$ 19,000,000
Toronto-Dominion Bank, 4.87% (B), dated 10/31/2024, to be repurchased at $5,000,676 on 11/01/2024. Collateralized by a U.S. Government Agency Obligation, 7.00%, due 04/01/2054, and with a value of $5,150,000.	5,000,000	5,000,000
Total Repurchase Agreements (Cost $135,285,308)		135,285,308
Total Investments (Cost $435,565,089)		435,565,089
Net Other Assets (Liabilities) - (1.8)%		(7,883,291)
Net Assets - 100.0%		$ 427,681,798
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Obligations	$—	$35,948,778	$—	$35,948,778
U.S. Government Agency Obligations	—	27,865,750	—	27,865,750
Short-Term U.S. Government Agency Obligations	—	62,129,947	—	62,129,947
Short-Term U.S. Government Obligations	—	174,335,306	—	174,335,306
Repurchase Agreements	—	135,285,308	—	135,285,308
Total Investments	$—	$435,565,089	$—	$435,565,089
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Floating or variable rate security. The rate disclosed is as of October 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(B)	Rate disclosed reflects the yield at October 31, 2024.
(C)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
SOFR	Secured Overnight Financing Rate
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Government Money Market

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $300,279,781)	$300,279,781
Repurchase agreement, at value (cost $135,285,308)	135,285,308
Receivables and other assets:
Shares of beneficial interest sold	1,063,639
Interest	458,476
Total assets	437,087,204
Liabilities:
Payables and other liabilities:
Investments purchased	8,178,458
Dividends and/or distributions	1,452
Shares of beneficial interest redeemed	768,783
Due to custodian	4
Money market waiver due to investment manager	35
Investment management fees	80,817
Distribution and service fees	231,883
Transfer agent fees	22,063
Trustee and CCO fees	115
Audit and tax fees	20,570
Custody fees	68,463
Legal fees	6,367
Printing and shareholder reports fees	6,071
Registration fees	833
Other accrued expenses	19,492
Total liabilities	9,405,406
Net assets	$427,681,798
Net assets consist of:
Paid-in capital	$427,681,219
Total distributable earnings (accumulated losses)	579
Net assets	$427,681,798
Net assets by class:
Class A	$179,917,295
Class C	5,800,978
Class I	18,493,844
Class I2	2,366,072
Class I3	64,077,243
Class R2	104,088,414
Class R4	52,937,952
Shares outstanding (unlimited shares, no par value):
Class A	179,924,875
Class C	5,797,680
Class I	18,496,097
Class I2	2,365,641
Class I3	64,090,526
Class R2	104,082,986
Class R4	52,939,892
Net asset value per share: (A)
Class A	$1.00
Class C	1.00
Class I	1.00
Class I2	1.00
Class I3	1.00
Class R2	1.00
Class R4	1.00
Maximum offering price per share: (B)
Class A	$1.00
Class R2	1.00

(A)
Net asset value per share for Class C, I, I2, I3, R2 and R4 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A and R2 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund's Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Government Money Market

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Interest income	$22,987,193
Total investment income	22,987,193
Expenses:
Investment management fees	1,033,983
Distribution and service fees:
Class A	485,181
Class C	62,315
Class R2	262,758
Class R4	118,762
Transfer agent fees:
Class A	158,965
Class C	6,469
Class I	23,497
Class I2	211
Class I3	3,942
Class R2	70,431
Class R4	3,563
Trustee and CCO fees	17,427
Audit and tax fees	22,842
Custody fees	103,472
Legal fees	35,765
Printing and shareholder reports fees	19,173
Registration fees	102,745
Other	52,607
Total expenses before waiver and/or reimbursement and recapture	2,584,108
Expenses waived and/or reimbursed:
Class I	(10,605)
Class R4	(39,741)
Recapture of previously waived and/or reimbursed fees:
Class I	682
Class R2	90,844
Class R4	1,536
Net expenses	2,626,824
Net investment income (loss)	20,360,369
Net realized gain (loss) on:
Investments	42
Net realized and change in unrealized gain (loss)	42
Net increase (decrease) in net assets resulting from operations	$20,360,411
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Government Money Market

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$20,360,369	$20,096,468
Net realized gain (loss)	42	(656)
Net increase (decrease) in net assets resulting from operations	20,360,411	20,095,812
Dividends and/or distributions to shareholders:
Class A	(9,079,013)	(9,372,493)
Class C	(243,767)	(292,147)
Class I	(1,116,383)	(1,242,055)
Class I2	(140,117)	(134,049)
Class I3	(2,641,730)	(2,491,498)
Class R2	(4,840,903)	(4,634,987)
Class R4	(2,296,993)	(1,928,829)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(20,358,906)	(20,096,058)
Capital share transactions:
Proceeds from shares sold:
Class A	38,932,388	65,493,245
Class C	1,893,111	3,872,746
Class I	16,929,927	13,034,430
Class I2	2,370,560	1,540,948
Class I3	262,292,579	408,806,375
Class R2	18,455,119	11,760,736
Class R4	46,627,150	54,616,126
	387,500,834	559,124,606
Dividends and/or distributions reinvested:
Class A	9,053,845	9,345,383
Class C	240,016	285,510
Class I	1,116,487	1,238,204
Class I2	140,102	133,965
Class I3	2,641,696	2,491,498
Class R2	4,840,903	4,634,987
Class R4	2,296,993	1,928,829
	20,330,042	20,058,376
Cost of shares redeemed:
Class A	(92,010,076)	(93,893,319)
Class C	(2,584,261)	(4,837,162)
Class I	(29,925,622)	(11,219,438)
Class I2	(3,009,955)	(2,221,487)
Class I3	(270,484,976)	(429,426,187)
Class R2	(29,050,074)	(34,429,502)
Class R4	(41,590,498)	(81,445,768)
	(468,655,462)	(657,472,863)
Automatic conversions:
Class A	593,908	1,286,919
Class C	(593,908)	(1,286,919)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(60,824,586)	(78,289,881)
Contributions from affiliate, Transamerica Fund Services, Inc.
Class A	1,388 (A)	—
Class C	114 (A)	—
	1,502	—
Net increase (decrease) in net assets	(60,821,579)	(78,290,127)
Net assets:
Beginning of year	488,503,377	566,793,504
End of year	$427,681,798	$488,503,377
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Government Money Market

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Capital share transactions - shares:
Shares issued:
Class A	38,932,388	65,493,245
Class C	1,893,111	3,872,746
Class I	16,929,927	13,034,430
Class I2	2,370,560	1,540,948
Class I3	262,292,579	408,806,375
Class R2	18,455,119	11,760,736
Class R4	46,627,150	54,616,126
	387,500,834	559,124,606
Shares reinvested:
Class A	9,053,845	9,345,383
Class C	240,016	285,510
Class I	1,116,487	1,238,204
Class I2	140,102	133,965
Class I3	2,641,696	2,491,498
Class R2	4,840,903	4,634,987
Class R4	2,296,993	1,928,829
	20,330,042	20,058,376
Shares redeemed:
Class A	(92,010,076)	(93,893,319)
Class C	(2,584,261)	(4,837,162)
Class I	(29,925,622)	(11,219,438)
Class I2	(3,009,955)	(2,221,487)
Class I3	(270,484,976)	(429,426,187)
Class R2	(29,050,074)	(34,429,502)
Class R4	(41,590,498)	(81,445,768)
	(468,655,462)	(657,472,863)
Automatic conversions:
Class A	593,908	1,286,919
Class C	(593,908)	(1,286,919)
	—	—
Net increase (decrease) in shares outstanding:
Class A	(43,429,935)	(17,767,772)
Class C	(1,045,042)	(1,965,825)
Class I	(11,879,208)	3,053,196
Class I2	(499,293)	(546,574)
Class I3	(5,550,701)	(18,128,314)
Class R2	(5,754,052)	(18,033,779)
Class R4	7,333,645	(24,900,813)
	(60,824,586)	(78,289,881)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Government Money Market

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00 (A)
Investment operations:
Net investment income (loss) (B)	0.05	0.04	0.01	0.00 (C)	0.01
Net realized and unrealized gain (loss)	(0.00)(C)	(0.00)(C)	(0.00)(C)	0.00 (C)	—
Total investment operations	0.05	0.04	0.01	0.00 (C)	0.01
Contributions from affiliate	0.00 (C)(D)	—	—	0.00 (C)(E)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.05)	(0.04)	(0.01)	(0.00)(C)	(0.01)(A)
Return of capital	—	—	—	(0.00)(C)	—
Total dividends and/or distributions to shareholders	(0.05)	(0.04)	(0.01)	(0.00)(C)	(0.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (F)	4.78%(D)	4.30%	0.75%	0.28%(E)	0.53%(A)
Ratio and supplemental data:
Net assets end of year (000’s)	$179,918	$223,345	$241,113	$258,675	$274,311
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.65%	0.64%	0.62%	0.62%	0.67%
Including waiver and/or reimbursement and recapture	0.65%	0.53%	0.26%	0.01%(G)	0.40%(G)
Net investment income (loss) to average net assets	4.68%	4.20%	0.73%	0.10%	0.48%

(A)
Distributions to shareholders from Net investment income and Total return information reflect the impact of one or more distributions paid to shareholders related to certain
Rule 12b-1 fees that had been paid from the Fund to TCI but had not been subsequently paid from TCI to various service providers. These fees were returned to the Fund and distributed from Net investment income. Please reference the Distribution and service fees section of the Notes to Financial Statements for more information regarding
Rule 12b-1 fee payments. The Distributions to shareholders from Net investment income and Total return would have been 0.00 lower and 0.09% lower, respectively, had the
Fund not paid out the distribution(s).

(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.18% lower had the affiliate not made additional contributions.

(F)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(G)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class's yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time.
Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class's effective daily yield being negative. Any such reimbursement may result in the class's expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Government Money Market

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class C
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00 (A)
Investment operations:
Net investment income (loss) (B)	0.04	0.04	0.01	0.00 (C)	0.02
Net realized and unrealized gain (loss)	(0.00)(C)	0.00 (C)	(0.00)(C)	0.00 (C)	—
Total investment operations	0.04	0.04	0.01	0.00 (C)	0.02
Contributions from affiliate	0.00 (C)(D)	—	—	0.00 (C)(E)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.04)	(0.01)	(0.00)(C)	(0.02)(A)
Return of capital	—	—	—	(0.00)(C)	—
Total dividends and/or distributions to shareholders	(0.04)	(0.04)	(0.01)	(0.00)(C)	(0.02)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (F)	3.98%(D)	3.83%	0.74%	0.16%(E)	1.73%(A)
Ratio and supplemental data:
Net assets end of year (000’s)	$5,801	$6,846	$8,812	$9,593	$15,475
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.43%	1.42%	1.40%	1.40%	1.44%
Including waiver and/or reimbursement and recapture	1.43%	0.99%	0.27%	0.10%(G)	0.53%(G)
Net investment income (loss) to average net assets	3.91%	3.75%	0.73%	0.01%	1.41%

(A)
Distributions to shareholders from Net investment income and Total return information reflect the impact of one or more distributions paid to shareholders related to certain
Rule 12b-1 fees that had been paid from the Fund to TCI but had not been subsequently paid from TCI to various service providers. These fees were returned to the Fund and distributed from Net investment income. Please reference the Distribution and service fees section of the Notes to Financial Statements for more information regarding
Rule 12b-1 fee payments. The Distributions to shareholders from Net investment income and Total return would have been 0.01 lower and 1.31% lower, respectively, had the
Fund not paid out the distribution(s).

(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.14% lower had the affiliate not made additional contributions.

(F)	Total return has been calculated without deduction of the contingent deferred sales charge.
(G)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class's yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time.
Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class's effective daily yield being negative. Any such reimbursement may result in the class's expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Government Money Market

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss) (A)	0.05	0.04	0.01	0.00 (B)	0.01
Net realized and unrealized gain (loss)	0.00 (B)	(0.00)(B)	(0.00)(B)	0.00 (B)	—
Total investment operations	0.05	0.04	0.01	0.00 (B)	0.01
Contributions from affiliate	—	—	0.00 (B)(C)	0.00 (B)(D)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.05)	(0.04)	(0.01)	(0.00)(B)	(0.01)
Return of capital	—	—	—	(0.00)(B)	—
Total dividends and/or distributions to shareholders	(0.05)	(0.04)	(0.01)	(0.00)(B)	(0.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	5.06%	4.47%	0.83%(C)	0.21%(D)	0.52%
Ratio and supplemental data:
Net assets end of year (000’s)	$18,494	$30,373	$27,320	$24,620	$23,804
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.42%	0.39%	0.42%	0.46%	0.52%
Including waiver and/or reimbursement and recapture	0.38%	0.38%	0.28%	0.00%(E)(F)	0.31%(F)
Net investment income (loss) to average net assets	4.95%	4.40%	0.76%	0.11%	0.48%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.10% lower had the affiliate not made additional contributions.

(E)	Rounds to less than 0.01% or (0.01)%.
(F)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class's yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time.
Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class's effective daily yield being negative. Any such reimbursement may result in the class's expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss) (A)	0.05	0.04	0.01	0.00 (B)	0.01
Net realized and unrealized gain (loss)	(0.00)(B)	(0.00)(B)	(0.00)(B)	0.00 (B)	—
Total investment operations	0.05	0.04	0.01	0.00 (B)	0.01
Contributions from affiliate	—	—	—	0.00 (B)(C)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.05)	(0.04)	(0.01)	(0.00)(B)	(0.01)
Return of capital	—	—	—	(0.00)(B)	—
Total dividends and/or distributions to shareholders	(0.05)	(0.04)	(0.01)	(0.00)(B)	(0.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	5.12%	4.52%	0.79%	0.30%(C)	0.65%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,366	$2,865	$3,412	$3,837	$5,378
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.33%	0.32%	0.31%	0.30%	0.33%
Including waiver and/or reimbursement and recapture	0.33%	0.32%	0.21%	0.06%(D)	0.18%(D)
Net investment income (loss) to average net assets	4.99%	4.42%	0.75%	0.05%	0.61%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.25% lower had the affiliate not made additional contributions.

(D)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class's yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time.
Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class's effective daily yield being negative. Any such reimbursement may result in the class's expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Government Money Market

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I3
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss) (A)	0.05	0.04	0.01	0.00 (B)	0.01
Net realized and unrealized gain (loss)	(0.00)(B)	(0.00)(B)	(0.00)(B)	0.00 (B)	—
Total investment operations	0.05	0.04	0.01	0.00 (B)	0.01
Contributions from affiliate	—	—	—	0.00 (B)(C)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.05)	(0.04)	(0.01)	(0.00)(B)	(0.01)
Return of capital	—	—	—	(0.00)(B)	—
Total dividends and/or distributions to shareholders	(0.05)	(0.04)	(0.01)	(0.00)(B)	(0.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	5.12%	4.52%	0.79%	0.30%(C)	0.65%
Ratio and supplemental data:
Net assets end of year (000’s)	$64,077	$69,628	$87,756	$83,914	$85,900
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.33%	0.32%	0.31%	0.30%	0.33%
Including waiver and/or reimbursement and recapture	0.33%	0.32%	0.23%	0.06%(D)	0.19%(D)
Net investment income (loss) to average net assets	5.03%	4.42%	0.72%	0.04%	0.68%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.26% lower had the affiliate not made additional contributions.

(D)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class's yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time.
Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class's effective daily yield being negative. Any such reimbursement may result in the class's expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:	Class R2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss) (A)	0.05	0.04	0.01	0.00 (B)	0.00 (B)
Net realized and unrealized gain (loss)	(0.00)(B)	(0.00)(B)	(0.00)(B)	0.00 (B)	0.00 (B)
Total investment operations	0.05	0.04	0.01	0.00 (B)	0.00 (B)
Contributions from affiliate	—	0.04	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.05)	(0.04)	(0.01)	(0.00)(B)	(0.00)(B)
Return of capital	—	—	—	(0.00)(B)	—
Total dividends and/or distributions to shareholders	(0.05)	(0.04)	(0.01)	(0.00)(B)	(0.00)(B)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	4.71%	4.13%	0.65%	0.03%	0.35%
Ratio and supplemental data:
Net assets end of year (000’s)	$104,088	$109,842	$127,876	$124,774	$1,017,445
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.64%	0.63%	0.62%	0.75%	0.86%
Including waiver and/or reimbursement and recapture	0.73%	0.69%	0.36%	0.10%(C)	0.49%(C)
Net investment income (loss) to average net assets	4.61%	4.03%	0.65%	0.02%	0.34%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class's yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time.
Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class's effective daily yield being negative. Any such reimbursement may result in the class's expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Government Money Market

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R4
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss) (A)	0.05	0.04	0.01	0.00 (B)	0.01
Net realized and unrealized gain (loss)	(0.00) (B)	(0.00)(B)	(0.00)(B)	0.00 (B)	—
Total investment operations	0.05	0.04	0.01	0.00 (B)	0.01
Contributions from affiliate	—	—	—	0.00 (B)(C)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.05)	(0.04)	(0.01)	(0.00)(B)	(0.01)
Return of capital	—	—	—	(0.00)(B)	—
Total dividends and/or distributions to shareholders	(0.05)	(0.04)	(0.01)	(0.00)(B)	(0.01)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	4.94%	4.44%	0.81%	0.34%(C)	0.60%
Ratio and supplemental data:
Net assets end of year (000’s)	$52,938	$45,604	$70,505	$72,583	$91,021
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.58%	0.57%	0.56%	0.55%	0.58%
Including waiver and/or reimbursement and recapture	0.50%	0.40%	0.19%	0.01%(D)	0.24%(D)
Net investment income (loss) to average net assets	4.84%	4.33%	0.80%	0.10%	0.59%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.24% lower had the affiliate not made additional contributions.

(D)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class's yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time.
Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class's effective daily yield being negative. Any such reimbursement may result in the class's expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Government Money Market

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Government Money Market (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers seven classes of shares, Class A, Class C, Class I, Class I2, Class I3, Class R2 and Class R4.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
Effective as of March 31, 2021, the Fund closed to most new investors. The following investors may continue to purchase Fund shares after the close date: existing Fund investors, investors exchanging shares of another Transamerica fund for shares in the same class of the fund, asset allocation funds and other investment products in which the Fund is currently an underlying investment option, retirement plans in which the Fund is a plan option, any plan that is or becomes a part of a multiple plan exchange recordkeeping that includes the Fund as a plan option and current and former trustees of the Fund. The Fund will remain closed until further notice. The Fund reserves the right to modify the foregoing terms of the closure at any time and to accept or reject any investment for any reason.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, sales charges, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for
Transamerica Funds
Annual Financial Statements 2024

Transamerica Government Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
1. ORGANIZATION (continued)
sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Cash overdraft: The Fund may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.
Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2024 by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other
Transamerica Funds
Annual Financial Statements 2024

Transamerica Government Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Short-term notes: The Fund values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
5. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Government Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. RISK FACTORS (continued)
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Government money market fund risk: The Fund operates as a “government” money market fund under applicable federal regulations and invests in U.S. government securities. Circumstances could arise that would prevent the payment of interest or principal on U.S. government securities, which could adversely affect their value and the Fund’s ability to preserve the value of your investment at $1.00 per share. Recent changes in the rules governing money market funds are likely to result in an increased demand for U.S. government securities, which could affect the availability of such instruments for investment and the Fund’s ability to pursue its investment strategies. The Fund does not currently intend to avail itself of the ability to impose “liquidity fees” on fund redemptions, as permitted under Rule 2a-7. However, the Board reserves the right, with notice to shareholders, to change this policy.
Repurchase agreements risk: In a repurchase agreement, the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specified price. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
Interest rate risk: The interest rates on short-term obligations held in the Fund will vary, rising or falling with short-term interest rates generally. The Fund’s yield will tend to lag behind general changes in interest rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease. During periods of extremely low or negative short-term interest rates, the Fund may not be able to maintain a positive yield or total return or be able to preserve the value of your investment at $1.00 per share.
U.S. government securities risk: Securities backed by the Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the financial condition or credit rating of the U.S. government. Not withstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or principal. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
Credit risk: An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund may be unable or unwilling to meet its financial obligations or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) to be less creditworthy, or the value of assets underlying a security may decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Government Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. RISK FACTORS (continued)
Management risk: The Fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry or sector, or about the economy or interest rates, may be incorrect. The Fund is also subject to the risk of imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the sub-adviser’s investment style fails to produce the desired results. Any of these things could cause the Fund to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$221,025,953	51.68%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.24%
Over $1 billion to $3 billion	0.22
Over $3 billion	0.21
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2024
Class A, Class R2	0.73%	March 1, 2025
Class C	1.48	March 1, 2025
Class I, Class I2, Class I3	0.38	March 1, 2025
Class R4	0.50	March 1, 2025
Prior to March 1, 2024
Class A	0.73
Class C	1.48
Class I, Class I2, Class I3	0.38
Class R2	0.80
Class R4	0.50
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account)
Transamerica Funds
Annual Financial Statements 2024

Transamerica Government Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
Additionally, TAM or any of its affiliates may voluntarily waive fees and/or reimburse expenses of one or more classes of the Fund to such level(s) as the Trust’s officers may reasonably determine from time to time in an effort to prevent the Fund’s yield from falling below zero. Any such voluntary waiver or expense reimbursement is in addition to any contractual expense limitation arrangements in effect from time to time and may be discontinued by TAM or its affiliates at any time. TAM is entitled to reimbursement by the applicable class(es) of the Fund of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. TAM or its affiliates may request that financial intermediaries reduce or waive amounts payable to those intermediaries with respect to services rendered to the Fund or its shareholders, and those reductions or waivers may reduce the amounts waived and/or reimbursed by TAM under the contractual and/or voluntary waiver arrangements with respect to the Fund. There can be no assurance that the Fund will be able to prevent a negative yield.
Voluntarily waived and/or reimbursed expenses related to the maintenance of the yield are included in Expenses waived and/or reimbursed, and amounts recaptured by TAM under the voluntary yield waiver are included in Recapture of previously waived and/or reimbursed fees, in each case included in the Statement of Operations included in this shareholder report. The actual expense ratio of each class of the Fund, including any amounts waived and/or reimbursed and any amounts recaptured under the voluntary yield waiver, are shown in the “Ratio and supplemental data” section in the Fund’s Financial Highlights in this shareholder report. TAM has historically contributed additional amounts to the Fund in connection with the maintenance of the yield, and these amounts are reflected as Contributions from affiliate within the Financial Highlights in this shareholder report.
For the 36-month period ended October 31, 2024, the amounts waived by TAM due to the maintenance of the yield are as follows:
	Amounts Waived
	2022	2023	2024	Total
Class A	$294,623	$—	$—	$294,623
Class C	12,485	—	—	12,485
Class I	27,018	—	—	27,018
Class I2	3,419	—	—	3,419
Class I3	58,843	—	—	58,843
Class R2	239,724	—	—	239,724
Class R4	41,957	—	—	41,957
As of October 31, 2024, the balances available for recapture by TAM due to the maintenance of the yield are as follows:
	Amounts Available
	2022	2023	2024	Total
Class A	$1,556,035	$—	$—	$1,556,035
Class C	58,793	—	—	58,793
Class I	179,740	—	—	179,740
Class I2	23,404	—	—	23,404
Class I3	485,645	—	—	485,645
Class R2	590,630	—	—	590,630
Class R4	554,358	—	—	554,358
For the 36-month period ended October 31, 2024, the amounts waived from financial intermediaries are as follows:
	Amounts Waived
	2022 (A)	2023 (A)	2024 (A)	Total
Class A	$632,929	$235,292	$—	$868,221
Class C	98,168	32,713	—	130,881
Class I	12,197	—	—	12,197
Class R2	317,789	123,417	—	441,206
Class R4	186,607	46,157	—	232,764

(A)	Not subject to recapture.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Government Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
For the 36-month period ended October 31, 2024, the amounts waived by TAM due to the operating expense limitation are as follows:
	Amounts Waived
	2022	2023	2024	Total
Class I	$8,605	$6,825	$10,605	$26,035
Class R2	—	384	—	384
Class R4	45,788	31,624	39,741	117,153
As of October 31, 2024, the balances available for recapture by TAM due to the operating expense limitation are as follows:
	Amounts Available
	2022	2023	2024	Total
Class I	$8,605	$6,825	$10,605	$26,035
Class R4	45,788	31,624	39,741	117,153
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00
Class R2	0.25
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2 and Class I3.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class C	$—	$665
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
On March 13, 2024, TFS, the Fund’s transfer agent, returned to Classes A and C of the Fund certain transfer agency fees charged by TFS during the period of January 1, 2016 to December 31, 2023. These amounts are reflected as “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$192,922	$15,577
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Government Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, dividends payable. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$435,565,089	$—	$—	$—
As of October 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$—	$614
During the year ended October 31, 2024, the capital loss carryforwards utilized are $42.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$20,358,906	$—	$—	$—	$20,096,058	$—	$—	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$2,645	$—	$—	$(614)	$—	$(1,452)	$—
8. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Government Money Market
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Government Money Market (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Government Money Market

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Government Money Market

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Government Money Market

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Government Money Market

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Government Money Market (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and BlackRock Investment Management, LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions. The Board also considered that the Fund is closed to most new investors.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
Transamerica Funds
Annual Financial Statements 2024

Transamerica Government Money Market

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds, as prepared by Broadridge, for various trailing periods ended December 31, 2023. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3- year period, in line with the median for the past 5-year period, and below the median for the past 1- and 10-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on November 1, 2018 pursuant to its current investment strategies. The Board also noted that the Fund converted from a “prime” to a “government” money market fund as of May 1, 2016. The Board further noted the relatively close spread in performance among the money market funds in the peer universe over certain periods.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had
Transamerica Funds
Annual Financial Statements 2024

Transamerica Government Money Market

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

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Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978455 TA GOVT MM 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica High Yield Bond
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Principal	Value
CORPORATE DEBT SECURITIES - 91.7%
Aerospace & Defense - 0.6%
TransDigm, Inc.
6.88%, 12/15/2030 (A)	$ 3,089,000	$ 3,170,819
7.13%, 12/01/2031 (A)	836,000	864,147
Triumph Group, Inc.
9.00%, 03/15/2028 (A)	3,723,000	3,878,815
		7,913,781
Automobile Components - 3.1%
Clarios Global LP/Clarios U.S. Finance Co.
6.25%, 05/15/2026 (A)	2,587,000	2,591,791
6.75%, 05/15/2028 (A)	2,187,000	2,238,569
8.50%, 05/15/2027 (A)	5,527,000	5,553,563
Goodyear Tire & Rubber Co.
5.63%, 04/30/2033 (B)	8,750,000	7,563,878
9.50%, 05/31/2025	3,412,000	3,422,901
Phinia, Inc.
6.63%, 10/15/2032 (A)	7,598,000	7,571,311
6.75%, 04/15/2029 (A)	2,373,000	2,423,586
ZF North America Capital, Inc.
4.75%, 04/29/2025 (A)	1,967,000	1,951,916
6.75%, 04/23/2030 (A)	2,775,000	2,735,446
6.88%, 04/14/2028 (A)	3,142,000	3,169,156
7.13%, 04/14/2030 (A)	2,016,000	2,027,552
		41,249,669
Automobiles - 1.2%
Ford Motor Co.
6.10%, 08/19/2032	849,000	852,588
Ford Motor Credit Co. LLC
6.95%, 03/06/2026	3,381,000	3,447,734
7.35%, 11/04/2027 - 03/06/2030	11,716,000	12,354,432
		16,654,754
Banks - 1.8%
Barclays PLC
Fixed until 11/02/2025, 7.33% (C), 11/02/2026	5,028,000	5,132,750
Fixed until 03/15/2029, 8.00% (C)(D)	2,500,000	2,584,047
Intesa Sanpaolo SpA
5.71%, 01/15/2026 (A)	1,572,000	1,573,965
7.00%, 11/21/2025 (A)	918,000	936,142
Fixed until 06/20/2053, 7.78% (C), 06/20/2054 (A)	4,000,000	4,407,490
Fixed until 11/21/2032, 8.25% (C), 11/21/2033 (A)	2,997,000	3,405,864
Lloyds Banking Group PLC
Fixed until 09/27/2025, 7.50% (C)(D)	5,000,000	5,022,365
Fixed until 08/15/2032, 7.95% (C), 11/15/2033	1,400,000	1,588,871
		24,651,494
Building Products - 2.8%
Builders FirstSource, Inc.
6.38%, 06/15/2032 (A)	4,001,000	4,023,230
Camelot Return Merger Sub, Inc.
8.75%, 08/01/2028 (A)(B)	4,881,000	4,913,400
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Building Products (continued)
Cornerstone Building Brands, Inc.
6.13%, 01/15/2029 (A)(B)	$ 1,810,000	$ 1,623,480
9.50%, 08/15/2029 (A)	5,532,000	5,695,675
EMRLD Borrower LP/Emerald Co-Issuer, Inc.
6.63%, 12/15/2030 (A)	4,868,000	4,950,576
6.75%, 07/15/2031 (A)	872,000	891,554
Smyrna Ready Mix Concrete LLC
6.00%, 11/01/2028 (A)	1,986,000	1,966,632
8.88%, 11/15/2031 (A)	12,379,000	13,011,554
		37,076,101
Chemicals - 0.9%
ASP Unifrax Holdings, Inc.
5.25%, 09/30/2028 (A)	2,406,000	1,293,225
Avient Corp.
6.25%, 11/01/2031 (A)	746,000	747,947
7.13%, 08/01/2030 (A)	8,380,000	8,616,676
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
5.13%, 04/01/2029 (A)	3,159,000	1,695,070
		12,352,918
Commercial Services & Supplies - 6.0%
Allied Universal Holdco LLC
7.88%, 02/15/2031 (A)	7,737,000	7,876,753
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
5.75%, 07/15/2027 (A)(B)	3,717,000	3,648,562
8.00%, 02/15/2031 (A)(B)	6,140,000	6,276,455
8.25%, 01/15/2030 (A)(B)	643,000	656,847
Benteler International AG
10.50%, 05/15/2028 (A)(B)	4,771,000	4,932,228
Enviri Corp.
5.75%, 07/31/2027 (A)	6,803,000	6,556,992
EquipmentShare.com, Inc.
8.00%, 03/15/2033 (A)	4,105,000	4,142,910
8.63%, 05/15/2032 (A)	1,520,000	1,567,845
9.00%, 05/15/2028 (A)	6,886,000	7,128,318
Garda World Security Corp.
6.00%, 06/01/2029 (A)	1,475,000	1,382,458
8.38%, 11/15/2032 (A)(B)	1,045,000	1,045,394
9.50%, 11/01/2027 (A)	2,315,000	2,317,065
GFL Environmental, Inc.
6.75%, 01/15/2031 (A)	2,420,000	2,493,169
Herc Holdings, Inc.
5.50%, 07/15/2027 (A)	8,599,000	8,543,049
6.63%, 06/15/2029 (A)	3,530,000	3,611,197
Hertz Corp.
4.63%, 12/01/2026 (A)(B)	418,000	315,796
5.00%, 12/01/2029 (A)(B)	6,733,000	4,298,808
12.63%, 07/15/2029 (A)(B)	993,000	1,052,939
Madison IAQ LLC
5.88%, 06/30/2029 (A)	6,761,000	6,412,860
United Rentals North America, Inc.
6.00%, 12/15/2029 (A)	4,888,000	4,964,922
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
WW International, Inc.
4.50%, 04/15/2029 (A)	$ 5,875,000	$ 1,468,750
		80,693,317
Communications Equipment - 4.6%
Altice France SA
8.13%, 02/01/2027 (A)(B)	5,161,000	4,274,778
CommScope LLC
4.75%, 09/01/2029 (A)	3,462,000	2,985,213
8.25%, 03/01/2027 (A)	3,055,000	2,892,615
GoTo Group, Inc.
5.50%, 05/01/2028 (A)(B)	3,366,715	2,595,569
Iliad Holding SASU
6.50%, 10/15/2026 (A)	817,000	823,491
7.00%, 10/15/2028 (A)	4,021,000	4,074,836
8.50%, 04/15/2031 (A)	3,249,000	3,471,755
Level 3 Financing, Inc.
3.63%, 01/15/2029 (A)	4,000,000	2,999,311
3.75%, 07/15/2029 (A)	7,153,000	5,228,557
10.50%, 04/15/2029 - 05/15/2030 (A)	9,707,000	10,644,776
11.00%, 11/15/2029 (A)	3,175,000	3,582,441
Vmed O2 U.K. Financing I PLC
7.75%, 04/15/2032 (A)	18,441,000	18,463,065
		62,036,407
Construction & Engineering - 2.5%
Ashton Woods USA LLC/Ashton Woods Finance Co.
6.63%, 01/15/2028 (A)	6,039,000	6,038,158
Beazer Homes USA, Inc.
7.25%, 10/15/2029 (B)	5,411,000	5,499,805
7.50%, 03/15/2031 (A)	4,918,000	5,057,312
Century Communities, Inc.
6.75%, 06/01/2027	7,069,000	7,107,004
Landsea Homes Corp.
8.88%, 04/01/2029 (A)	9,933,000	10,132,389
		33,834,668
Consumer Staples Distribution & Retail - 1.5%
Bath & Body Works, Inc.
6.63%, 10/01/2030 (A)	1,247,000	1,248,535
6.75%, 07/01/2036 (B)	1,960,000	1,970,815
6.88%, 11/01/2035	1,468,000	1,489,533
7.50%, 06/15/2029	4,949,000	5,092,896
9.38%, 07/01/2025 (A)	522,000	534,747
Walgreens Boots Alliance, Inc.
8.13%, 08/15/2029 (B)	9,176,000	9,151,572
		19,488,098
Containers & Packaging - 5.1%
ARD Finance SA
PIK Rate 7.25%, Cash Rate 6.50%, 06/30/2027 (A)(E)	3,332,216	703,931
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
6.00%, 06/15/2027 (A)	947,000	944,331
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Containers & Packaging (continued)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
4.13%, 08/15/2026 (A)(B)	$ 3,093,000	$ 2,690,910
5.25%, 08/15/2027 (A)(B)	3,769,000	2,257,066
Ball Corp.
6.00%, 06/15/2029	736,000	747,422
6.88%, 03/15/2028	7,503,000	7,710,458
Cascades, Inc./Cascades USA, Inc.
5.13%, 01/15/2026 (A)	1,741,000	1,731,592
5.38%, 01/15/2028 (A)	3,951,000	3,886,967
Clydesdale Acquisition Holdings, Inc.
6.63%, 04/15/2029 (A)	889,000	893,192
6.88%, 01/15/2030 (A)(B)	5,000,000	5,073,225
Graphic Packaging International LLC
6.38%, 07/15/2032 (A)	6,543,000	6,600,965
Mauser Packaging Solutions Holding Co.
7.88%, 04/15/2027 (A)	3,042,000	3,125,047
9.25%, 04/15/2027 (A)(B)	1,009,000	1,031,709
Owens-Brockway Glass Container, Inc.
7.25%, 05/15/2031 (A)(B)	2,867,000	2,827,019
7.38%, 06/01/2032 (A)(B)	4,490,000	4,392,013
Sealed Air Corp.
6.50%, 07/15/2032 (A)	1,136,000	1,153,165
6.88%, 07/15/2033 (A)	6,113,000	6,476,020
Sealed Air Corp./Sealed Air Corp. U.S.
6.13%, 02/01/2028 (A)	2,263,000	2,287,123
7.25%, 02/15/2031 (A)	3,669,000	3,809,137
Trivium Packaging Finance BV
5.50%, 08/15/2026 (A)	6,032,000	5,978,541
8.50%, 08/15/2027 (A)(B)	3,969,000	3,956,902
		68,276,735
Electric Utilities - 1.6%
Calpine Corp.
4.50%, 02/15/2028 (A)	3,374,000	3,249,742
5.00%, 02/01/2031 (A)	1,198,000	1,130,588
5.13%, 03/15/2028 (A)	2,984,000	2,916,066
5.25%, 06/01/2026 (A)	1,698,000	1,686,051
Elwood Energy LLC
8.16%, 07/05/2026	806,871	756,441
Vistra Operations Co. LLC
5.63%, 02/15/2027 (A)	4,630,000	4,617,842
6.88%, 04/15/2032 (A)	7,227,000	7,471,288
		21,828,018
Electrical Equipment - 1.3%
Energizer Holdings, Inc.
6.50%, 12/31/2027 (A)(B)	6,816,000	6,896,258
WESCO Distribution, Inc.
6.38%, 03/15/2029 (A)	2,907,000	2,966,181
6.63%, 03/15/2032 (A)	1,000,000	1,023,271
7.25%, 06/15/2028 (A)	6,300,000	6,448,321
		17,334,031
Electronic Equipment, Instruments & Components - 0.5%
Sensata Technologies, Inc.
6.63%, 07/15/2032 (A)	6,609,000	6,693,297
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services - 1.3%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%, 04/01/2028 (A)	$ 4,023,000	$ 4,032,492
6.63%, 09/01/2032 (A)	6,188,000	6,216,100
6.88%, 04/01/2027 (A)	1,050,000	1,052,740
Sunnova Energy Corp.
11.75%, 10/01/2028 (A)(B)	7,609,000	6,180,343
		17,481,675
Financial Services - 2.6%
HAT Holdings I LLC/HAT Holdings II LLC
8.00%, 06/15/2027 (A)(B)	6,447,000	6,753,252
ILFC E-Capital Trust I
3-Month Term SOFR + 1.81%, 6.56% (C), 12/21/2065 (A)	17,977,000	14,364,238
ILFC E-Capital Trust II
3-Month Term SOFR + 2.06%, 6.81% (C), 12/21/2065 (A)	3,354,000	2,695,291
Macquarie Airfinance Holdings Ltd.
6.50%, 03/26/2031 (A)	330,000	342,819
8.13%, 03/30/2029 (A)	8,530,000	9,025,857
8.38%, 05/01/2028 (A)	1,516,000	1,592,940
		34,774,397
Food Products - 3.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP
4.63%, 01/15/2027 (A)(F)	6,888,000	6,757,770
6.50%, 02/15/2028 (A)(B)(F)	5,098,000	5,216,845
7.50%, 03/15/2026 (A)(F)	1,067,000	1,079,233
Chobani LLC/Chobani Finance Corp., Inc.
7.63%, 07/01/2029 (A)(B)	4,655,000	4,858,320
Darling Ingredients, Inc.
6.00%, 06/15/2030 (A)	9,401,000	9,336,785
Post Holdings, Inc.
5.50%, 12/15/2029 (A)	8,718,000	8,505,641
5.63%, 01/15/2028 (A)	1,747,000	1,761,949
6.25%, 02/15/2032 (A)	2,281,000	2,305,975
6.25%, 10/15/2034 (A)(B)	1,666,000	1,644,867
6.38%, 03/01/2033 (A)(B)	1,924,000	1,903,414
		43,370,799
Health Care Equipment & Supplies - 0.5%
Sotera Health Holdings LLC
7.38%, 06/01/2031 (A)(B)	5,838,000	5,979,396
Health Care Providers & Services - 3.0%
CHS/Community Health Systems, Inc.
6.00%, 01/15/2029 (A)	4,000,000	3,768,192
10.88%, 01/15/2032 (A)	8,461,000	9,071,867
Heartland Dental LLC/Heartland Dental Finance Corp.
10.50%, 04/30/2028 (A)	3,141,000	3,342,718
Kedrion SpA
6.50%, 09/01/2029 (A)(B)	6,049,000	5,701,183
Tenet Healthcare Corp.
5.13%, 11/01/2027	4,344,000	4,308,872
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Tenet Healthcare Corp. (continued)
6.13%, 10/01/2028 - 06/15/2030	$ 10,009,000	$ 10,028,616
6.25%, 02/01/2027	4,183,000	4,186,966
		40,408,414
Hotel & Resort REITs - 1.6%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
5.88%, 10/01/2028 (A)	2,727,000	2,698,612
7.00%, 02/01/2030 (A)	7,912,000	8,103,573
Pebblebrook Hotel LP/PEB Finance Corp.
6.38%, 10/15/2029 (A)	9,888,000	9,879,505
		20,681,690
Hotels, Restaurants & Leisure - 9.2%
Amer Sports Co.
6.75%, 02/16/2031 (A)(B)	5,880,000	5,973,379
Caesars Entertainment, Inc.
6.50%, 02/15/2032 (A)	2,300,000	2,332,727
7.00%, 02/15/2030 (A)	2,273,000	2,332,553
Carnival Corp.
6.00%, 05/01/2029 (A)(B)	3,963,000	3,969,372
7.00%, 08/15/2029 (A)(B)	590,000	616,742
7.63%, 03/01/2026 (A)(B)	1,588,000	1,599,141
10.50%, 06/01/2030 (A)	4,563,000	4,922,177
Carnival Holdings Bermuda Ltd.
10.38%, 05/01/2028 (A)	3,812,000	4,092,014
Churchill Downs, Inc.
5.75%, 04/01/2030 (A)	5,578,000	5,490,857
6.75%, 05/01/2031 (A)	5,920,000	6,027,099
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc.
6.63%, 01/15/2032 (A)	4,000,000	4,000,844
Light & Wonder International, Inc.
7.00%, 05/15/2028 (A)	4,484,000	4,503,111
7.50%, 09/01/2031 (A)	1,637,000	1,690,908
MGM Resorts International
6.13%, 09/15/2029	7,067,000	7,040,916
6.50%, 04/15/2032 (B)	8,516,000	8,515,411
NCL Corp. Ltd.
5.88%, 03/15/2026 - 02/15/2027 (A)	7,683,000	7,673,495
8.13%, 01/15/2029 (A)	1,857,000	1,966,836
Royal Caribbean Cruises Ltd.
5.50%, 04/01/2028 (A)	2,984,000	2,983,781
5.63%, 09/30/2031 (A)	1,876,000	1,865,403
6.00%, 02/01/2033 (A)	3,100,000	3,119,241
6.25%, 03/15/2032 (A)	871,000	888,052
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc.
6.63%, 03/01/2030 (A)	8,011,000	7,803,223
Station Casinos LLC
6.63%, 03/15/2032 (A)	6,561,000	6,593,359
Travel & Leisure Co.
6.00%, 04/01/2027	4,976,000	5,022,789
6.60%, 10/01/2025	702,000	707,194
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Viking Cruises Ltd.
5.88%, 09/15/2027 (A)	$ 5,256,000	$ 5,225,405
7.00%, 02/15/2029 (A)	4,467,000	4,502,593
9.13%, 07/15/2031 (A)	2,792,000	3,015,460
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
7.13%, 02/15/2031 (A)	8,080,000	8,499,409
		122,973,491
Household Durables - 0.1%
Newell Brands, Inc.
6.63%, 05/15/2032 (G)	1,046,000	1,049,163
Insurance - 3.6%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
6.50%, 10/01/2031 (A)	4,107,000	4,067,756
6.75%, 10/15/2027 (A)	1,866,000	1,859,002
Constellation Insurance, Inc.
6.80%, 01/24/2030 (A)	10,049,000	9,907,853
Global Atlantic Finance Co.
Fixed until 07/15/2026, 4.70% (C), 10/15/2051 (A)	3,637,000	3,488,138
7.95%, 06/15/2033 (A)	3,953,000	4,413,818
Fixed until 07/15/2029, 7.95% (C), 10/15/2054 (A)	3,348,000	3,473,861
Hartford Financial Services Group, Inc.
3-Month Term SOFR + 2.39%, 7.50% (C), 02/12/2067 (A)	7,178,000	6,664,945
HUB International Ltd.
7.25%, 06/15/2030 (A)	2,525,000	2,608,991
7.38%, 01/31/2032 (A)	1,430,000	1,459,069
Lincoln National Corp.
3-Month Term SOFR + 2.62%, 7.72% (C), 05/17/2066	6,547,000	5,253,967
Panther Escrow Issuer LLC
7.13%, 06/01/2031 (A)	4,536,000	4,635,511
		47,832,911
Internet & Catalog Retail - 1.5%
ION Trading Technologies SARL
9.50%, 05/30/2029 (A)	9,368,000	9,516,942
Uber Technologies, Inc.
7.50%, 09/15/2027 (A)	2,580,000	2,627,743
8.00%, 11/01/2026 (A)	7,512,000	7,512,000
		19,656,685
IT Services - 1.0%
NCR Voyix Corp.
5.00%, 10/01/2028 (A)	2,066,000	1,987,702
5.13%, 04/15/2029 (A)	1,822,000	1,745,540
Western Digital Corp.
4.75%, 02/15/2026	9,878,000	9,762,452
		13,495,694
Machinery - 1.4%
Chart Industries, Inc.
7.50%, 01/01/2030 (A)	6,553,000	6,816,214
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Machinery (continued)
GrafTech Global Enterprises, Inc.
9.88%, 12/15/2028 (A)(B)	$ 3,117,000	$ 2,615,866
SPX Flow, Inc.
8.75%, 04/01/2030 (A)	8,704,000	9,050,515
		18,482,595
Media - 8.1%
Adelphia Communications Corp.
9.25%, 10/01/2049 (H)(I)(J)(K)	1,305,000	91
10.25%, 06/15/2049 - 11/01/2049 (I)(J)(K)(L)	1,460,000	102
CCO Holdings LLC/CCO Holdings Capital Corp.
6.38%, 09/01/2029 (A)	8,000,000	7,921,246
7.38%, 03/01/2031 (A)	7,550,000	7,672,798
Charter Communications Operating LLC/Charter Communications Operating Capital
6.48%, 10/23/2045	9,500,000	8,975,246
Clear Channel Outdoor Holdings, Inc.
7.50%, 06/01/2029 (A)(B)	3,526,000	3,018,179
7.75%, 04/15/2028 (A)(B)	1,123,000	996,668
9.00%, 09/15/2028 (A)	4,740,000	4,978,849
CSC Holdings LLC
5.75%, 01/15/2030 (A)	13,223,000	6,937,167
7.50%, 04/01/2028 (A)	3,569,000	2,349,593
11.75%, 01/31/2029 (A)	8,922,000	8,700,076
DISH DBS Corp.
5.75%, 12/01/2028 (A)	1,634,000	1,428,177
7.38%, 07/01/2028	2,669,000	1,955,480
7.75%, 07/01/2026	1,280,000	1,082,389
DISH Network Corp.
11.75%, 11/15/2027 (A)	3,811,000	4,011,525
Gray Television, Inc.
5.38%, 11/15/2031 (A)	9,199,000	5,681,624
iHeartCommunications, Inc.
5.25%, 08/15/2027 (A)(B)	1,651,000	1,110,398
6.38%, 05/01/2026 (B)	3,787,000	3,202,414
8.38%, 05/01/2027	5,113,759	2,651,384
LCPR Senior Secured Financing DAC
5.13%, 07/15/2029 (A)(B)	2,592,000	2,182,256
6.75%, 10/15/2027 (A)	7,972,000	7,490,210
Univision Communications, Inc.
6.63%, 06/01/2027 (A)	2,880,000	2,857,335
8.00%, 08/15/2028 (A)	3,377,000	3,431,329
8.50%, 07/31/2031 (A)	8,421,000	8,292,820
Virgin Media Finance PLC
5.00%, 07/15/2030 (A)(B)	3,222,000	2,769,841
VZ Secured Financing BV
5.00%, 01/15/2032 (A)	9,349,000	8,388,738
		108,085,935
Metals & Mining - 5.2%
Big River Steel LLC/BRS Finance Corp.
6.63%, 01/31/2029 (A)	10,475,000	10,576,681
Cleveland-Cliffs, Inc.
6.88%, 11/01/2029 (A)	3,350,000	3,367,946
7.00%, 03/15/2032 (A)(B)	13,383,000	13,375,940
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Constellium SE
5.63%, 06/15/2028 (A)(B)	$ 7,848,000	$ 7,657,087
FMG Resources August 2006 Pty. Ltd.
5.88%, 04/15/2030 (A)	4,816,000	4,793,399
6.13%, 04/15/2032 (A)(B)	5,175,000	5,202,992
Mineral Resources Ltd.
8.13%, 05/01/2027 (A)	3,701,000	3,727,158
8.50%, 05/01/2030 (A)	5,471,000	5,625,151
9.25%, 10/01/2028 (A)	1,101,000	1,160,526
New Gold, Inc.
7.50%, 07/15/2027 (A)	6,437,000	6,541,498
Novelis Corp.
4.75%, 01/30/2030 (A)	7,822,000	7,339,027
		69,367,405
Mortgage Real Estate Investment Trusts - 1.3%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
5.25%, 10/01/2025 (A)	4,127,000	4,112,432
7.00%, 07/15/2031 (A)	1,596,000	1,654,193
Starwood Property Trust, Inc.
3.75%, 12/31/2024 (A)	2,000,000	1,991,343
6.00%, 04/15/2030 (A)	10,214,000	10,011,374
		17,769,342
Oil, Gas & Consumable Fuels - 11.4%
Aethon United BR LP/Aethon United Finance Corp.
7.50%, 10/01/2029 (A)	3,827,000	3,851,060
Antero Midstream Partners LP/Antero Midstream Finance Corp.
6.63%, 02/01/2032 (A)	5,665,000	5,727,264
Civitas Resources, Inc.
8.38%, 07/01/2028 (A)	2,978,000	3,077,741
8.63%, 11/01/2030 (A)	210,000	220,607
8.75%, 07/01/2031 (A)	6,138,000	6,429,634
Comstock Resources, Inc.
5.88%, 01/15/2030 (A)	10,519,000	9,603,014
EQM Midstream Partners LP
6.00%, 07/01/2025 (A)	554,000	554,663
6.38%, 04/01/2029 (A)	3,327,000	3,378,422
6.50%, 07/01/2027 (A)	2,217,000	2,267,729
Genesis Energy LP/Genesis Energy Finance Corp.
7.88%, 05/15/2032	591,000	591,414
8.25%, 01/15/2029	356,000	363,494
8.88%, 04/15/2030	2,660,000	2,752,651
Harvest Midstream I LP
7.50%, 05/15/2032 (A)	9,732,000	9,963,972
Hess Midstream Operations LP
6.50%, 06/01/2029 (A)	6,558,000	6,666,574
Hilcorp Energy I LP/Hilcorp Finance Co.
7.25%, 02/15/2035 (A)	7,515,000	7,371,895
Kinder Morgan, Inc.
8.05%, 10/15/2030	2,486,000	2,854,938
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Matador Resources Co.
6.25%, 04/15/2033 (A)	$ 2,955,000	$ 2,881,005
6.50%, 04/15/2032 (A)	938,000	928,502
Murphy Oil Corp.
6.00%, 10/01/2032	2,994,000	2,883,002
Occidental Petroleum Corp.
6.45%, 09/15/2036	6,446,000	6,663,991
7.15%, 05/15/2028	4,012,000	4,218,205
Parkland Corp.
5.88%, 07/15/2027 (A)	3,478,000	3,441,372
6.63%, 08/15/2032 (A)	207,000	206,606
PBF Holding Co. LLC/PBF Finance Corp.
7.88%, 09/15/2030 (A)(B)	4,488,000	4,477,112
Permian Resources Operating LLC
6.25%, 02/01/2033 (A)	4,690,000	4,656,441
7.00%, 01/15/2032 (A)	6,292,000	6,417,951
SM Energy Co.
6.50%, 07/15/2028	782,000	779,808
6.63%, 01/15/2027	4,665,000	4,664,054
6.75%, 09/15/2026	3,319,000	3,326,162
7.00%, 08/01/2032 (A)	3,381,000	3,353,389
Summit Midstream Holdings LLC
8.63%, 10/31/2029 (A)	5,671,000	5,859,680
Venture Global LNG, Inc.
9.50%, 02/01/2029 (A)	4,081,000	4,509,872
9.88%, 02/01/2032 (A)	9,042,000	9,867,932
Vital Energy, Inc.
9.75%, 10/15/2030 (B)	8,901,000	9,391,997
Western Midstream Operating LP
5.30%, 03/01/2048	6,707,000	5,825,434
5.45%, 04/01/2044	2,246,000	2,031,437
		152,059,024
Paper & Forest Products - 1.1%
Domtar Corp.
6.75%, 10/01/2028 (A)	4,617,000	4,223,905
Glatfelter Corp.
4.75%, 11/15/2029 (A)	5,098,000	4,572,291
7.25%, 11/15/2031 (A)	5,575,000	5,520,532
		14,316,728
Pharmaceuticals - 0.8%
Bausch Health Americas, Inc.
8.50%, 01/31/2027 (A)	3,188,000	2,558,370
Bausch Health Cos., Inc.
7.00%, 01/15/2028 (A)	3,255,000	2,197,125
Organon & Co./Organon Foreign Debt Co- Issuer BV
5.13%, 04/30/2031 (A)(B)	4,292,000	3,910,290
6.75%, 05/15/2034 (A)(B)	1,919,000	1,922,699
		10,588,484
Real Estate Management & Development - 0.4%
Cushman & Wakefield U.S. Borrower LLC
6.75%, 05/15/2028 (A)	1,957,000	1,967,116
8.88%, 09/01/2031 (A)	2,887,000	3,110,517
		5,077,633
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software - 0.9%
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc.
8.00%, 06/15/2029 (A)	$ 5,346,000	$ 5,460,217
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL
8.75%, 05/01/2029 (A)	4,000,000	4,060,888
UKG, Inc.
6.88%, 02/01/2031 (A)	2,969,000	3,042,441
		12,563,546
Total Corporate Debt Securities (Cost $1,241,059,055)		1,226,098,295
LOAN ASSIGNMENTS - 4.6%
Automobile Components - 0.4%
Clarios Global LP Term Loan B, 1-Month Term SOFR + 2.50%, 7.19% (C), 05/06/2030	5,763,075	5,761,876
Commercial Services & Supplies - 0.7%
Garda World Security Corp. Term Loan B, 1-Month Term SOFR + 3.50%, 8.29% (C), 02/01/2029	6,113,409	6,103,860
Madison IAQ LLC Term Loan, 6-Month Term SOFR + 2.75%, 7.89% (C), 06/21/2028	4,073,819	4,069,292
		10,173,152
Containers & Packaging - 0.5%
Anchor Glass Container Corp. Term Loan, 3-Month Term SOFR + 5.00%, 9.87% (C), 12/07/2025	5,523,614	3,914,861
Clydesdale Acquisition Holdings, Inc. Term Loan B, 1-Month Term SOFR + 3.18%, 7.86% (C), 04/13/2029	2,477,157	2,470,345
		6,385,206
Hotels, Restaurants & Leisure - 0.6%
Caesars Entertainment, Inc. Term Loan B1, 1-Month Term SOFR + 2.75%, 7.44% (C), 02/06/2031	5,149,125	5,147,519
Hilton Grand Vacations Borrower LLC Term Loan B, 1-Month Term SOFR + 2.25%, 6.94% (C), 01/17/2031	2,815,850	2,796,491
		7,944,010
	Principal	Value
LOAN ASSIGNMENTS (continued)
Media - 0.7%
Clear Channel Outdoor Holdings, Inc. Term Loan, 1-Month Term SOFR + 4.00%, 8.80% (C), 08/23/2028	$ 4,000,000	$ 3,976,668
Ziggo Financing Partnership Term Loan I, 1-Month Term SOFR + 2.50%, 7.42% (C), 04/30/2028	5,000,000	4,928,125
		8,904,793
Paper & Forest Products - 0.4%
Glatfelter Corp. Term Loan B, TBD, 11/04/2031 (G)(M)	5,000,000	4,952,085
Software - 1.3%
Central Parent, Inc. Term Loan B, 3-Month Term SOFR + 3.25%, 7.85% (C), 07/06/2029	6,687,245	6,639,177
Rackspace Finance LLC
1st Lien Term Loan, 1-Month Term SOFR + 2.75%, 7.68% (C), 05/15/2028	2,984,675	1,760,959
1st Lien Term Loan, 1-Month Term SOFR + 6.25%, 11.18% (C), 05/15/2028	1,485,413	1,507,694

UKG, Inc. Term Loan B, 3-Month Term SOFR + 3.00%, 7.62% (C), 02/10/2031	7,531,125	7,537,398
		17,445,228
Total Loan Assignments (Cost $62,514,070)		61,566,350

	Shares	Value
COMMON STOCKS - 0.1%
Oil, Gas & Consumable Fuels - 0.0%
Ultra Resources, Inc. (I)(J)(K)(N)	3,226	0
Passenger Airlines - 0.0% (O)
ASG WT Corp. (I)(J)(K)	1,265	49,054
Software - 0.1%
Avaya Holdings Corp. (I)(K)	233,572	1,401,432
Total Common Stocks (Cost $2,802,876)		1,450,486
OTHER INVESTMENT COMPANY - 9.4%
Securities Lending Collateral - 9.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.81% (P)	126,014,585	126,014,585
Total Other Investment Company (Cost $126,014,585)		126,014,585
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024

Principal	Value
REPURCHASE AGREEMENT - 2.3%
Fixed Income Clearing Corp.,
2.10% (P), dated 10/31/2024, to be
repurchased at $31,138,540 on 11/01/2024.
Collateralized by a U.S. Government
Obligation, 4.50%, due 07/15/2026, and
with a value of $31,759,537.
$ 31,136,724	$ 31,136,724
Total Repurchase Agreement (Cost $31,136,724)	31,136,724
Total Investments (Cost $1,463,527,310)	1,446,266,440
Net Other Assets (Liabilities) - (8.1)%	(108,722,872)
Net Assets - 100.0%	$ 1,337,543,568
INVESTMENT VALUATION:

Valuation Inputs (Q)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (R)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$1,226,098,102	$193	$1,226,098,295
Loan Assignments	—	61,566,350	—	61,566,350
Common Stocks	—	1,401,432	49,054	1,450,486
Other Investment Company	126,014,585	—	—	126,014,585
Repurchase Agreement	—	31,136,724	—	31,136,724
Total Investments	$126,014,585	$1,320,202,608	$49,247	$1,446,266,440
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, the total value of 144A securities is $1,024,512,744, representing 76.6% of the Fund's net assets.

(B)
All or a portion of the security is on loan. The total value of the securities on loan is $127,094,524, collateralized by cash collateral of $126,014,585 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $3,719,133. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)
Floating or variable rate security. The rate disclosed is as of October 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(D)	Perpetual maturity. The date displayed is the next call date.
(E)
Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
(F)	Restricted security. At October 31, 2024, the total value of such securities held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP 4.63%, 01/15/2027	06/09/2020 - 08/23/2023	$6,771,412	$6,757,770	0.5%
Corporate Debt Securities	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP 6.50%, 02/15/2028	02/06/2023 - 07/12/2023	5,119,084	5,216,845	0.4
Corporate Debt Securities	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP 7.50%, 03/15/2026	06/12/2019	1,139,023	1,079,233	0.1
			$13,029,519	$13,053,848	1.0%

(G)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2024.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(H)
Security in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2024, the value of this security is $91, representing 0.0% of the Fund's net assets.

(I)	Non-income producing security.
(J)	Security is Level 3 of the fair value hierarchy.
(K)	Fair valued as determined in good faith in accordance with TAM's procedures. At October 31, 2024, the total value of the securities is $1,450,679, representing 0.1% of the Fund’s net assets.
(L)	Escrow position. Position represents remaining escrow balance expected to be received upon finalization of restructuring.
(M)	All or a portion of the security represents an unsettled loan commitment at October 31, 2024 where the rate will be determined at time of settlement.
(N)	Security deemed worthless.
(O)	Percentage rounds to less than 0.1% or (0.1)%.
(P)	Rate disclosed reflects the yield at October 31, 2024.
(Q)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

(R)	Level 3 security was not considered significant to the Fund.
PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBD	To Be Determined
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $1,432,390,586) (including securities loaned of $127,094,524)	$1,415,129,716
Repurchase agreement, at value (cost $31,136,724)	31,136,724
Cash	77,863
Receivables and other assets:
Investments sold	13,984
When-issued, delayed-delivery, forward and TBA commitments sold	1,353,295
Net income from securities lending	154,110
Shares of beneficial interest sold	55,067
Interest	23,219,300
Total assets	1,471,140,059
Liabilities:
Cash collateral received upon return of:
Securities on loan	126,014,585
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	5,996,000
Dividends and/or distributions	22,977
Shares of beneficial interest redeemed	680,027
Investment management fees	620,061
Distribution and service fees	33,589
Transfer agent fees	28,625
Trustee and CCO fees	357
Audit and tax fees	41,749
Custody fees	101,712
Legal fees	18,695
Printing and shareholder reports fees	17,642
Registration fees	977
Other accrued expenses	19,495
Total liabilities	133,596,491
Net assets	$1,337,543,568
Net assets consist of:
Paid-in capital	$1,533,093,045
Total distributable earnings (accumulated losses)	(195,549,477)
Net assets	$1,337,543,568
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

STATEMENT OF ASSETS AND LIABILITIES (continued)
At October 31, 2024
Net assets by class:
Class A	$61,650,677
Class C	7,711,168
Class I	116,218,535
Class I2	878,558,608
Class I3	150,644,093
Class R	17,495,375
Class R4	29,253,961
Class R6	76,011,151
Shares outstanding (unlimited shares, no par value):
Class A	7,614,112
Class C	953,115
Class I	14,201,041
Class I2	106,984,338
Class I3	18,350,434
Class R	2,131,042
Class R4	3,559,544
Class R6	9,258,738
Net asset value per share: (A)
Class A	$8.10
Class C	8.09
Class I	8.18
Class I2	8.21
Class I3	8.21
Class R	8.21
Class R4	8.22
Class R6	8.21
Maximum offering price per share: (B)
Class A	$8.50

(A)
Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Interest income	$99,609,872
Net income from securities lending	1,415,387
Total investment income	101,025,259
Expenses:
Investment management fees	7,931,254
Distribution and service fees:
Class A	150,614
Class C	74,739
Class R	87,235
Class R4	96,492
Transfer agent fees:
Class A	107,373
Class C	8,807
Class I	244,937
Class I2	64,229
Class I3	11,054
Class R	326
Class R4	2,895
Class R6	5,432
Trustee and CCO fees	56,577
Audit and tax fees	52,077
Custody fees	155,259
Legal fees	117,870
Printing and shareholder reports fees	58,376
Registration fees	149,971
Other	67,297
Total expenses before waiver and/or reimbursement and recapture	9,442,814
Expenses waived and/or reimbursed:
Class I	(203,812)
Class R	(1,589)
Class R4	(4,838)
Recapture of previously waived and/or reimbursed fees:
Class R	1,521
Class R4	2,512
Net expenses	9,236,608
Net investment income (loss)	91,788,651
Net realized gain (loss) on:
Investments	(70,860,809)
Net change in unrealized appreciation (depreciation) on:
Investments	189,770,702
Net realized and change in unrealized gain (loss)	118,909,893
Net increase (decrease) in net assets resulting from operations	$210,698,544
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$91,788,651	$74,789,050
Net realized gain (loss)	(70,860,809)	(45,381,275)
Net change in unrealized appreciation (depreciation)	189,770,702	7,849,014
Net increase (decrease) in net assets resulting from operations	210,698,544	37,256,789
Dividends and/or distributions to shareholders:
Class A	(3,572,159)	(3,421,638)
Class C	(394,271)	(375,402)
Class I	(14,301,148)	(33,234,002)
Class I2	(54,793,040)	(23,043,921)
Class I3	(9,420,819)	(8,879,034)
Class R	(1,029,905)	(925,389)
Class R4	(2,366,346)	(2,251,288)
Class R6	(4,636,762)	(3,835,399)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(90,514,450)	(75,966,073)
Capital share transactions:
Proceeds from shares sold:
Class A	100,852,627	70,604,305
Class C	2,549,117	530,919
Class I	106,771,133	178,937,154
Class I2	61,489,840	508,188,724
Class I3	12,981,685	5,713,926
Class R	2,036,002	1,239,844
Class R4	5,873,914	3,237,751
Class R6	20,821,572	20,217,664
	313,375,890	788,670,287
Dividends and/or distributions reinvested:
Class A	3,325,158	3,176,660
Class C	387,089	367,930
Class I	14,269,063	33,193,351
Class I2	54,793,040	23,043,921
Class I3	9,420,819	8,879,034
Class R	1,029,905	925,389
Class R4	2,366,346	2,251,288
Class R6	4,635,615	3,835,263
	90,227,035	75,672,836
Cost of shares redeemed:
Class A	(105,252,896)	(78,779,764)
Class C	(1,487,991)	(2,302,075)
Class I	(562,167,374)	(237,601,056)
Class I2	(59,956,019)	(3,335,094)
Class I3	(23,733,330)	(25,220,146)
Class R	(2,954,528)	(3,412,213)
Class R4	(20,103,620)	(14,835,779)
Class R6	(20,253,832)	(16,779,705)
	(795,909,590)	(382,265,832)
Automatic conversions:
Class A	883,285	796,659
Class C	(883,285)	(796,659)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(392,306,665)	482,077,291
Contributions from affiliate, Transamerica Fund Services, Inc.
Class A	930 (A)	—
Class C	184 (A)	—
	1,114	—
Net increase (decrease) in net assets	(272,121,457)	443,368,007
Net assets:
Beginning of year	1,609,665,025	1,166,297,018
End of year	$1,337,543,568	$1,609,665,025
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Capital share transactions - shares:
Shares issued:
Class A	12,627,701	9,073,768
Class C	323,430	68,748
Class I	13,292,494	22,844,638
Class I2	7,685,933	64,971,584
Class I3	1,602,944	726,395
Class R	252,976	158,540
Class R4	728,645	412,553
Class R6	2,578,647	2,577,194
	39,092,770	100,833,420
Shares reinvested:
Class A	416,950	410,888
Class C	48,587	47,657
Class I	1,776,960	4,249,234
Class I2	6,777,237	2,953,252
Class I3	1,165,470	1,133,934
Class R	127,415	118,156
Class R4	292,765	287,251
Class R6	573,380	489,944
	11,178,764	9,690,316
Shares redeemed:
Class A	(13,181,687)	(10,149,244)
Class C	(188,020)	(298,344)
Class I	(70,180,731)	(30,437,823)
Class I2	(7,414,651)	(428,293)
Class I3	(2,946,487)	(3,225,862)
Class R	(366,272)	(435,626)
Class R4	(2,474,893)	(1,887,824)
Class R6	(2,507,182)	(2,146,563)
	(99,259,923)	(49,009,579)
Automatic conversions:
Class A	110,656	103,081
Class C	(110,812)	(103,257)
	(156)	(176)
Net increase (decrease) in shares outstanding:
Class A	(26,380)	(561,507)
Class C	73,185	(285,196)
Class I	(55,111,277)	(3,343,951)
Class I2	7,048,519	67,496,543
Class I3	(178,073)	(1,365,533)
Class R	14,119	(158,930)
Class R4	(1,453,483)	(1,188,020)
Class R6	644,845	920,575
	(48,988,545)	61,513,981

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$7.50	$7.68	$9.13	$8.56	$9.01
Investment operations:
Net investment income (loss) (A)	0.48	0.41	0.39	0.37	0.40
Net realized and unrealized gain (loss)	0.59	(0.17)	(1.44)	0.58	(0.42)
Total investment operations	1.07	0.24	(1.05)	0.95	(0.02)
Contributions from affiliate	0.00 (B)(C)	—	0.00 (B)(D)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.47)	(0.42)	(0.40)	(0.38)	(0.43)
Net asset value, end of year	$8.10	$7.50	$7.68	$9.13	$8.56
Total return (E)	14.56%(C)	3.10%	(11.74)%(D)	11.38%	(0.10)%
Ratio and supplemental data:
Net assets end of year (000’s)	$61,651	$57,317	$62,992	$85,643	$78,109
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03%	1.02%	1.00%	0.98%	1.03%
Including waiver and/or reimbursement and recapture	1.03%	1.02%(F)	1.00%(F)	1.00%	1.03%
Net investment income (loss) to average net assets	5.99%	5.32%	4.64%	4.09%	4.68%
Portfolio turnover rate	56%	19%	22%	37%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$7.49	$7.65	$9.10	$8.52	$8.97
Investment operations:
Net investment income (loss) (A)	0.42	0.36	0.33	0.30	0.34
Net realized and unrealized gain (loss)	0.60	(0.16)	(1.44)	0.59	(0.42)
Total investment operations	1.02	0.20	(1.11)	0.89	(0.08)
Contributions from affiliate	0.00 (B)(C)	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.36)	(0.34)	(0.31)	(0.37)
Net asset value, end of year	$8.09	$7.49	$7.65	$9.10	$8.52
Total return (D)	13.83%(C)	2.64%	(12.42)%	10.58%	(0.82)%
Ratio and supplemental data:
Net assets end of year (000’s)	$7,711	$6,593	$8,914	$14,407	$19,387
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.72%	1.74%	1.72%	1.71%	1.73%
Including waiver and/or reimbursement and recapture	1.72%	1.74%(E)	1.72%	1.71%	1.74%
Net investment income (loss) to average net assets	5.35%	4.61%	3.91%	3.37%	4.00%
Portfolio turnover rate	56%	19%	22%	37%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$7.58	$7.74	$9.21	$8.63	$9.06
Investment operations:
Net investment income (loss) (A)	0.50	0.45	0.43	0.41	0.43
Net realized and unrealized gain (loss)	0.61	(0.15)	(1.46)	0.59	(0.39)
Total investment operations	1.11	0.30	(1.03)	1.00	0.04
Contributions from affiliate	—	—	0.00 (B)(C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.51)	(0.46)	(0.44)	(0.42)	(0.47)
Net asset value, end of year	$8.18	$7.58	$7.74	$9.21	$8.63
Total return	14.98%	3.83%	(11.44)%(B)	11.74%	0.57%
Ratio and supplemental data:
Net assets end of year (000’s)	$116,219	$525,490	$562,580	$841,173	$520,044
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70%	0.70%	0.70%	0.68%	0.70%
Including waiver and/or reimbursement and recapture	0.62%(D)	0.61%(D)	0.61%(D)(E)	0.60%(E)	0.62%(E)
Net investment income (loss) to average net assets	6.27%	5.75%	5.02%	4.44%	4.96%
Portfolio turnover rate	56%	19%	22%	37%	37%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(C)	Rounds to less than $0.01 or $(0.01).
(D)	TAM has contractually agreed to reimburse 0.085% of the transfer agency fees through March 1, 2025. These amounts are not subject to recapture by TAM.
(E)	TAM contractually agreed to reimburse 0.08% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$7.60	$7.76	$9.23	$8.64	$9.10
Investment operations:
Net investment income (loss) (A)	0.52	0.46	0.43	0.41	0.44
Net realized and unrealized gain (loss)	0.61	(0.16)	(1.46)	0.60	(0.43)
Total investment operations	1.13	0.30	(1.03)	1.01	0.01
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.52)	(0.46)	(0.44)	(0.42)	(0.47)
Net asset value, end of year	$8.21	$7.60	$7.76	$9.23	$8.64
Total return	15.11%	3.85%	(11.42)%	11.87%	0.28%
Ratio and supplemental data:
Net assets end of year (000’s)	$878,559	$759,753	$251,872	$931,699	$1,054,363
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.61%	0.60%	0.60%	0.58%	0.60%
Including waiver and/or reimbursement and recapture	0.61%	0.60%	0.60%	0.58%	0.60%
Net investment income (loss) to average net assets	6.47%	5.92%	4.90%	4.49%	5.14%
Portfolio turnover rate	56%	19%	22%	37%	37%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I3
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$7.60	$7.76	$9.23	$8.64	$9.10
Investment operations:
Net investment income (loss) (A)	0.52	0.45	0.43	0.41	0.44
Net realized and unrealized gain (loss)	0.60	(0.15)	(1.46)	0.60	(0.43)
Total investment operations	1.12	0.30	(1.03)	1.01	0.01
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.51)	(0.46)	(0.44)	(0.42)	(0.47)
Net asset value, end of year	$8.21	$7.60	$7.76	$9.23	$8.64
Total return	15.11%	3.85%	(11.42)%	11.87%	0.28%
Ratio and supplemental data:
Net assets end of year (000’s)	$150,644	$140,818	$154,394	$222,760	$218,199
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.61%	0.60%	0.60%	0.58%	0.60%
Including waiver and/or reimbursement and recapture	0.61%	0.60%	0.60%	0.60%	0.60%
Net investment income (loss) to average net assets	6.46%	5.76%	5.04%	4.48%	5.11%
Portfolio turnover rate	56%	19%	22%	37%	37%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class R
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$7.60	$7.76	$9.23	$8.64	$9.10
Investment operations:
Net investment income (loss) (A)	0.48	0.41	0.39	0.37	0.40
Net realized and unrealized gain (loss)	0.61	(0.15)	(1.46)	0.60	(0.43)
Total investment operations	1.09	0.26	(1.07)	0.97	(0.03)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.48)	(0.42)	(0.40)	(0.38)	(0.43)
Net asset value, end of year	$8.21	$7.60	$7.76	$9.23	$8.64
Total return	14.55%	3.33%	(11.86)%	11.29%	(0.23)%
Ratio and supplemental data:
Net assets end of year (000’s)	$17,495	$16,090	$17,663	$24,423	$32,169
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.10%	1.10%	1.09%	1.12%	1.25%
Including waiver and/or reimbursement and recapture	1.10%(B)	1.10%(B)	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets	5.97%	5.26%	4.55%	3.98%	4.63%
Portfolio turnover rate	56%	19%	22%	37%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R4
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$7.61	$7.77	$9.22	$8.64	$9.10
Investment operations:
Net investment income (loss) (A)	0.50	0.43	0.41	0.38	0.42
Net realized and unrealized gain (loss)	0.61	(0.15)	(1.46)	0.59	(0.43)
Total investment operations	1.11	0.28	(1.05)	0.97	(0.01)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.50)	(0.44)	(0.40)	(0.39)	(0.45)
Net asset value, end of year	$8.22	$7.61	$7.77	$9.22	$8.64
Total return	14.82%	3.59%	(11.58)%	11.35%	0.03%
Ratio and supplemental data:
Net assets end of year (000’s)	$29,254	$38,138	$48,173	$66,337	$621,798
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%	0.85%	0.85%	0.83%	0.85%
Including waiver and/or reimbursement and recapture	0.85%	0.85% (B)	0.85%(B)	0.85%	0.85%
Net investment income (loss) to average net assets	6.21%	5.52%	4.81%	4.20%	4.86%
Portfolio turnover rate	56%	19%	22%	37%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class R6
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$7.60	$7.76	$9.23	$8.64	$9.10
Investment operations:
Net investment income (loss) (A)	0.52	0.45	0.43	0.41	0.44
Net realized and unrealized gain (loss)	0.60	(0.15)	(1.46)	0.60	(0.43)
Total investment operations	1.12	0.30	(1.03)	1.01	0.01
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.51)	(0.46)	(0.44)	(0.42)	(0.47)
Net asset value, end of year	$8.21	$7.60	$7.76	$9.23	$8.64
Total return	15.11%	3.85%	(11.41)%	11.87%	0.28%
Ratio and supplemental data:
Net assets end of year (000’s)	$76,011	$65,466	$59,709	$61,417	$44,075
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.61%	0.60%	0.60%	0.58%	0.60%
Including waiver and/or reimbursement and recapture	0.61%	0.60%	0.60%	0.58%	0.60%
Net investment income (loss) to average net assets	6.47%	5.78%	5.07%	4.48%	5.14%
Portfolio turnover rate	56%	19%	22%	37%	37%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica High Yield Bond (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers eight classes of shares, Class A, Class C, Class I, Class I2, Class I3, Class R, Class R4 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, sales charges, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
1. ORGANIZATION (continued)
sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2024 by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Loan participations and assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
4. SECURITIES AND OTHER INVESTMENTS (continued)
standby financing commitments, including revolving credit facilities that obligate the Fund to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Fund assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.
The Fund, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Fund that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.
The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Fund has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Fund may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.
The Fund held no unfunded loan participations at October 31, 2024. Open funded loan participations and assignments at October 31, 2024, if any, are included within the Schedule of Investments.
Payment in-kind ("PIK") securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statement of Assets and Liabilities.
PIKs held at October 31, 2024, if any, are identified within the Schedule of Investments.
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2024, if any, are identified within the Schedule of Investments.
Restricted securities: The Fund may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.
Restricted securities held at October 31, 2024, if any, are identified within the Schedule of Investments.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
4. SECURITIES AND OTHER INVESTMENTS (continued)
party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2024, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$126,014,585	$—	$—	$—	$126,014,585
Total Borrowings	$126,014,585	$—	$—	$—	$126,014,585
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
High-yield debt securities risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the Fund.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Distressed or defaulted securities risk: Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative with respect to the issuers’ continuing ability to make principal and interest payments. The Fund may incur costs to protect its investment, and the Fund could lose its entire investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused investing risk: To the extent the Fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
Investors who purchase or redeem fund shares on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$1,092,238,078	81.66%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1.25 billion	0.554%
Over $1.25 billion up to $2 billion	0.544
Over $2 billion	0.520
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	1.05%	March 1, 2025
Class C	1.77	March 1, 2025
Class I	0.75	March 1, 2025
Class I2, Class I3, Class R6	0.65	March 1, 2025
Class R	1.10	March 1, 2025
Class R4	0.85	March 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class R	$871	$1,470	$1,589	$3,930
Class R4	3,334	4,641	4,838	12,813
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3 and Class R6.
On three occasions during the year ended October 31, 2022, TCI, the Fund's distributor/principal underwriter, returned to Class A certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$31,991	$7
Class C	—	456
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
On March 13, 2024, TFS, the Fund’s transfer agent, returned to Classes A and C of the Fund certain transfer agency fees charged by TFS during the period of January 1, 2016 to December 31, 2023. These amounts are reflected as “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.
TAM has contractually agreed to reimburse 0.085% of the transfer agency fees on Class I shares through March 1, 2025.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$439,551	$27,819
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$771,856,100	$—	$1,130,114,036	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization adjustments and dividends payable. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to basis adjustments related to a prior year merger. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$(1,760,916)	$1,760,916
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$1,466,708,450	$20,071,395	$(40,513,405)	$(20,442,010)
As of October 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$9,558,724	$167,042,212
During the year ended October 31, 2024, the Fund did not have any capital loss carryforwards utilized.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$90,514,450	$—	$—	$—	$75,966,073	$—	$—	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$977,156	$—	$—	$(176,600,936)	$—	$516,313	$(20,442,010)
10. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica High Yield Bond
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica High Yield Bond (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica High Yield Bond (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Aegon USA Investment Management, LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
Fund’s benchmark, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 10-year period and below the median for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was below the benchmark that TAM utilizes to measure performance of the Fund for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978456 TA HYB 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica High Yield ESG
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Principal	Value
CORPORATE DEBT SECURITIES - 94.2%
Automobile Components - 4.6%
Clarios Global LP/Clarios U.S. Finance Co.
6.25%, 05/15/2026 (A)	$ 316,000	$ 316,585
8.50%, 05/15/2027 (A)	196,000	196,942
Dana Financing Luxembourg SARL
5.75%, 04/15/2025 (A)	287,000	285,683
Dana, Inc.
4.50%, 02/15/2032	377,000	323,052
5.63%, 06/15/2028	294,000	285,922
Goodyear Tire & Rubber Co.
4.88%, 03/15/2027	130,000	125,643
5.00%, 07/15/2029	265,000	239,963
9.50%, 05/31/2025	93,000	93,297
Phinia, Inc.
6.63%, 10/15/2032 (A)	140,000	139,508
ZF North America Capital, Inc.
4.75%, 04/29/2025 (A)	150,000	148,850
6.75%, 04/23/2030 (A)	150,000	147,862
7.13%, 04/14/2030 (A)	150,000	150,860
		2,454,167
Automobiles - 2.2%
Ford Motor Credit Co. LLC
6.95%, 03/06/2026	220,000	224,342
7.35%, 11/04/2027	516,000	541,998
Wabash National Corp.
4.50%, 10/15/2028 (A)	445,000	405,247
		1,171,587
Banks - 3.1%
Barclays PLC
Fixed until 11/02/2025, 7.33% (B), 11/02/2026	200,000	204,167
Citigroup, Inc.
Fixed until 12/10/2025 (C), 4.00% (B)	160,000	155,685
Intesa Sanpaolo SpA
Fixed until 06/01/2031, 4.20% (B), 06/01/2032 (A)	450,000	394,297
Fixed until 11/21/2032, 8.25% (B), 11/21/2033 (A)	200,000	227,285
JPMorgan Chase & Co.
Fixed until 02/01/2025 (C), 4.60% (B)	113,000	112,465
Lloyds Banking Group PLC
Fixed until 08/15/2032, 7.95% (B), 11/15/2033	200,000	226,982
UniCredit SpA
Fixed until 06/30/2030, 5.46% (B), 06/30/2035 (A)	354,000	341,348
		1,662,229
Beverages - 1.0%
Primo Water Holdings, Inc.
4.38%, 04/30/2029 (A)	581,000	547,405
Building Products - 4.4%
Boise Cascade Co.
4.88%, 07/01/2030 (A)	567,000	537,959
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Building Products (continued)
Builders FirstSource, Inc.
5.00%, 03/01/2030 (A)	$ 151,000	$ 144,182
6.38%, 06/15/2032 (A)	308,000	309,711
Camelot Return Merger Sub, Inc.
8.75%, 08/01/2028 (A)	119,000	119,790
Cornerstone Building Brands, Inc.
6.13%, 01/15/2029 (A)	378,000	339,047
9.50%, 08/15/2029 (A)	82,000	84,426
EMRLD Borrower LP/Emerald Co-Issuer, Inc.
6.63%, 12/15/2030 (A)	377,000	383,395
6.75%, 07/15/2031 (A)	66,000	67,480
Smyrna Ready Mix Concrete LLC
6.00%, 11/01/2028 (A)	177,000	175,274
8.88%, 11/15/2031 (A)	135,000	141,898
		2,303,162
Chemicals - 1.0%
ASP Unifrax Holdings, Inc.
5.25%, 09/30/2028 (A)	57,000	30,638
Avient Corp.
6.25%, 11/01/2031 (A)	45,000	45,117
7.13%, 08/01/2030 (A)	415,000	426,721
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
5.13%, 04/01/2029 (A)	76,000	40,780
		543,256
Commercial Services & Supplies - 9.6%
Allied Universal Holdco LLC
7.88%, 02/15/2031 (A)	334,000	340,033
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
5.75%, 07/15/2027 (A)	248,000	243,434
8.00%, 02/15/2031 (A)(D)	340,000	347,556
Benteler International AG
10.50%, 05/15/2028 (A)	200,000	206,759
Enviri Corp.
5.75%, 07/31/2027 (A)	609,000	586,977
EquipmentShare.com, Inc.
8.00%, 03/15/2033 (A)	160,000	161,478
8.63%, 05/15/2032 (A)	70,000	72,203
9.00%, 05/15/2028 (A)	142,000	146,997
Garda World Security Corp.
4.63%, 02/15/2027 (A)	196,000	190,848
6.00%, 06/01/2029 (A)	76,000	71,232
8.38%, 11/15/2032 (A)(D)	40,000	40,015
Herc Holdings, Inc.
5.50%, 07/15/2027 (A)	366,000	363,619
6.63%, 06/15/2029 (A)	245,000	250,635
Hertz Corp.
4.63%, 12/01/2026 (A)(D)	152,000	114,835
5.00%, 12/01/2029 (A)	390,000	249,003
12.63%, 07/15/2029 (A)	37,000	39,233
Madison IAQ LLC
4.13%, 06/30/2028 (A)	103,000	97,804
5.88%, 06/30/2029 (A)	430,000	407,858
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Reworld Holding Corp.
5.00%, 09/01/2030	$ 414,000	$ 380,374
United Rentals North America, Inc.
3.75%, 01/15/2032	156,000	138,311
4.00%, 07/15/2030	160,000	147,733
6.00%, 12/15/2029 (A)	440,000	446,924
WW International, Inc.
4.50%, 04/15/2029 (A)	244,000	61,000
		5,104,861
Communications Equipment - 1.9%
CommScope LLC
4.75%, 09/01/2029 (A)	207,000	178,492
8.25%, 03/01/2027 (A)	138,000	130,665
Vmed O2 U.K. Financing I PLC
7.75%, 04/15/2032 (A)	690,000	690,825
		999,982
Construction & Engineering - 4.8%
Ashton Woods USA LLC/Ashton Woods Finance Co.
6.63%, 01/15/2028 (A)	345,000	344,952
Beazer Homes USA, Inc.
7.25%, 10/15/2029	245,000	249,021
7.50%, 03/15/2031 (A)	168,000	172,759
Century Communities, Inc.
6.75%, 06/01/2027	1,172,000	1,178,301
KB Home
7.25%, 07/15/2030	364,000	377,150
Landsea Homes Corp.
8.88%, 04/01/2029 (A)	190,000	193,814
		2,515,997
Consumer Staples Distribution & Retail - 1.1%
1011778 BC ULC/New Red Finance, Inc.
4.00%, 10/15/2030 (A)	238,000	214,752
Bath & Body Works, Inc.
6.88%, 11/01/2035	124,000	125,819
Walgreens Boots Alliance, Inc.
8.13%, 08/15/2029	228,000	227,393
		567,964
Containers & Packaging - 4.1%
ARD Finance SA
PIK Rate 7.25%, Cash Rate 6.50%, 06/30/2027 (A)(E)	200,000	42,251
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
4.13%, 08/15/2026 (A)(D)	200,000	174,000
Cascades, Inc./Cascades USA, Inc.
5.13%, 01/15/2026 (A)	243,000	241,687
5.38%, 01/15/2028 (A)	260,000	255,786
Graphic Packaging International LLC
3.50%, 03/01/2029 (A)	280,000	255,557
3.75%, 02/01/2030 (A)	156,000	142,661
6.38%, 07/15/2032 (A)	190,000	191,683
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Containers & Packaging (continued)
Mauser Packaging Solutions Holding Co.
7.88%, 04/15/2027 (A)	$ 71,000	$ 72,938
9.25%, 04/15/2027 (A)	35,000	35,788
Owens-Brockway Glass Container, Inc.
7.25%, 05/15/2031 (A)(D)	65,000	64,094
7.38%, 06/01/2032 (A)	107,000	104,665
Sealed Air Corp.
6.50%, 07/15/2032 (A)	75,000	76,133
6.88%, 07/15/2033 (A)	150,000	158,908
Sealed Air Corp./Sealed Air Corp. U.S.
7.25%, 02/15/2031 (A)	170,000	176,493
Trivium Packaging Finance BV
5.50%, 08/15/2026 (A)	200,000	198,227
		2,190,871
Diversified REITs - 1.1%
Iron Mountain Information Management Services, Inc.
5.00%, 07/15/2032 (A)	157,000	147,597
SBA Communications Corp.
3.13%, 02/01/2029	465,000	423,152
		570,749
Electric Utilities - 3.0%
Clearway Energy Operating LLC
3.75%, 02/15/2031 (A)	170,000	151,741
4.75%, 03/15/2028 (A)	658,000	638,187
Pattern Energy Operations LP/Pattern Energy Operations, Inc.
4.50%, 08/15/2028 (A)	844,000	805,050
		1,594,978
Electrical Equipment - 1.8%
Energizer Holdings, Inc.
6.50%, 12/31/2027 (A)(D)	488,000	493,746
WESCO Distribution, Inc.
6.38%, 03/15/2029 (A)	176,000	179,583
6.63%, 03/15/2032 (A)	45,000	46,047
7.25%, 06/15/2028 (A)	247,000	252,815
		972,191
Electronic Equipment, Instruments & Components - 0.6%
Sensata Technologies, Inc.
4.38%, 02/15/2030 (A)	319,000	296,925
Energy Equipment & Services - 0.8%
Sunnova Energy Corp.
5.88%, 09/01/2026 (A)	86,000	77,264
11.75%, 10/01/2028 (A)(D)	431,000	350,076
		427,340
Financial Services - 3.6%
HAT Holdings I LLC/HAT Holdings II LLC
3.38%, 06/15/2026 (A)	459,000	442,893
3.75%, 09/15/2030 (A)(D)	139,000	121,638
8.00%, 06/15/2027 (A)	150,000	157,125
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Financial Services (continued)
LPL Holdings, Inc.
4.00%, 03/15/2029 (A)	$ 208,000	$ 195,586
4.63%, 11/15/2027 (A)	271,000	265,680
Macquarie Airfinance Holdings Ltd.
8.13%, 03/30/2029 (A)	400,000	423,252
8.38%, 05/01/2028 (A)	110,000	115,583
PennyMac Financial Services, Inc.
7.13%, 11/15/2030 (A)	47,000	47,638
United Wholesale Mortgage LLC
5.50%, 04/15/2029 (A)	160,000	152,592
		1,921,987
Food Products - 3.5%
Chobani LLC/Chobani Finance Corp., Inc.
7.63%, 07/01/2029 (A)	389,000	405,991
Darling Ingredients, Inc.
5.25%, 04/15/2027 (A)	497,000	492,168
6.00%, 06/15/2030 (A)	227,000	225,449
Post Holdings, Inc.
4.63%, 04/15/2030 (A)	621,000	580,606
5.63%, 01/15/2028 (A)	90,000	90,770
6.38%, 03/01/2033 (A)	72,000	71,230
		1,866,214
Health Care Equipment & Supplies - 0.7%
Medline Borrower LP
3.88%, 04/01/2029 (A)	203,000	189,925
Medline Borrower LP/Medline Co-Issuer, Inc.
6.25%, 04/01/2029 (A)	168,000	170,927
		360,852
Health Care Providers & Services - 5.5%
CHS/Community Health Systems, Inc.
10.88%, 01/15/2032 (A)	375,000	402,074
DaVita, Inc.
4.63%, 06/01/2030 (A)	247,000	227,384
Encompass Health Corp.
4.50%, 02/01/2028	217,000	211,073
4.63%, 04/01/2031	5,000	4,706
4.75%, 02/01/2030	280,000	269,330
HCA, Inc.
5.88%, 02/15/2026	166,000	167,145
Heartland Dental LLC/Heartland Dental Finance Corp.
10.50%, 04/30/2028 (A)	367,000	390,569
Kedrion SpA
6.50%, 09/01/2029 (A)(D)	286,000	269,555
Molina Healthcare, Inc.
4.38%, 06/15/2028 (A)	197,000	189,030
Surgery Center Holdings, Inc.
7.25%, 04/15/2032 (A)	140,000	143,707
Tenet Healthcare Corp.
4.25%, 06/01/2029	195,000	184,737
5.13%, 11/01/2027	178,000	176,560
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Tenet Healthcare Corp. (continued)
6.13%, 06/15/2030	$ 161,000	$ 161,758
6.25%, 02/01/2027	117,000	117,111
		2,914,739
Hotel & Resort REITs - 1.2%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
5.88%, 10/01/2028 (A)	174,000	172,189
7.00%, 02/01/2030 (A)	195,000	199,722
Pebblebrook Hotel LP/PEB Finance Corp.
6.38%, 10/15/2029 (A)	258,000	257,778
		629,689
Hotels, Restaurants & Leisure - 5.8%
Amer Sports Co.
6.75%, 02/16/2031 (A)	461,000	468,321
Boyne USA, Inc.
4.75%, 05/15/2029 (A)	541,000	515,938
Hilton Domestic Operating Co., Inc.
4.88%, 01/15/2030	505,000	489,254
5.88%, 04/01/2029 - 03/15/2033 (A)	225,000	225,964
6.13%, 04/01/2032 (A)	65,000	65,643
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc.
4.88%, 07/01/2031 (A)	406,000	362,779
5.00%, 06/01/2029 (A)	214,000	200,255
Travel & Leisure Co.
4.50%, 12/01/2029 (A)	170,000	158,761
6.60%, 10/01/2025	383,000	385,834
Vail Resorts, Inc.
6.50%, 05/15/2032 (A)(D)	218,000	223,295
		3,096,044
Household Durables - 1.2%
Newell Brands, Inc.
4.88%, 06/01/2025	398,000	397,283
6.38%, 05/15/2030 (F)	215,000	215,465
6.63%, 05/15/2032 (F)	40,000	40,121
		652,869
Household Products - 0.4%
Central Garden & Pet Co.
4.13%, 04/30/2031 (A)	233,000	209,058
Insurance - 3.6%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
6.50%, 10/01/2031 (A)	160,000	158,471
6.75%, 10/15/2027 (A)	72,000	71,730
Constellation Insurance, Inc.
6.80%, 01/24/2030 (A)	400,000	394,382
Global Atlantic Finance Co.
Fixed until 07/15/2026, 4.70% (B), 10/15/2051 (A)	119,000	114,129
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Global Atlantic Finance Co. (continued)
7.95%, 06/15/2033 (A)	$ 176,000	$ 196,517
Fixed until 07/15/2029, 7.95% (B), 10/15/2054 (A)	125,000	129,699
Hartford Financial Services Group, Inc.
3-Month Term SOFR + 2.39%, 7.50% (B), 02/12/2067 (A)	301,000	279,486
HUB International Ltd.
7.25%, 06/15/2030 (A)	90,000	92,994
7.38%, 01/31/2032 (A)	50,000	51,016
Lincoln National Corp.
3-Month Term SOFR + 2.62%, 7.72% (B), 05/17/2066	259,000	207,847
Panther Escrow Issuer LLC
7.13%, 06/01/2031 (A)	216,000	220,739
		1,917,010
Internet & Catalog Retail - 1.1%
ION Trading Technologies SARL
9.50%, 05/30/2029 (A)	200,000	203,180
Uber Technologies, Inc.
6.25%, 01/15/2028 (A)	70,000	70,690
8.00%, 11/01/2026 (A)	310,000	310,000
		583,870
IT Services - 1.7%
NCR Voyix Corp.
5.00%, 10/01/2028 (A)	75,000	72,157
5.13%, 04/15/2029 (A)	78,000	74,727
Western Digital Corp.
4.75%, 02/15/2026	770,000	760,993
		907,877
Machinery - 1.0%
Chart Industries, Inc.
7.50%, 01/01/2030 (A)	193,000	200,752
GrafTech Finance, Inc.
4.63%, 12/15/2028 (A)	58,000	41,083
GrafTech Global Enterprises, Inc.
9.88%, 12/15/2028 (A)(D)	60,000	50,354
SPX Flow, Inc.
8.75%, 04/01/2030 (A)	233,000	242,276
		534,465
Media - 8.8%
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%, 02/01/2031 - 01/15/2034 (A)	147,000	126,173
4.50%, 06/01/2033 (A)	40,000	33,272
4.75%, 02/01/2032 (A)	356,000	307,729
5.00%, 02/01/2028 (A)	52,000	50,303
5.38%, 06/01/2029 (A)	133,000	126,967
Clear Channel Outdoor Holdings, Inc.
7.50%, 06/01/2029 (A)(D)	46,000	39,375
7.75%, 04/15/2028 (A)(D)	119,000	105,613
9.00%, 09/15/2028 (A)	286,000	300,412
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
CSC Holdings LLC
4.50%, 11/15/2031 (A)(D)	$ 418,000	$ 306,419
5.75%, 01/15/2030 (A)	501,000	262,839
Gray Television, Inc.
4.75%, 10/15/2030 (A)	296,000	186,159
5.38%, 11/15/2031 (A)	376,000	232,231
iHeartCommunications, Inc.
6.38%, 05/01/2026 (D)	371,178	313,881
8.38%, 05/01/2027	283,000	146,730
LCPR Senior Secured Financing DAC
5.13%, 07/15/2029 (A)(D)	400,000	336,768
6.75%, 10/15/2027 (A)	180,000	169,122
Sirius XM Radio, Inc.
4.13%, 07/01/2030 (A)	355,000	317,841
TEGNA, Inc.
4.63%, 03/15/2028	399,000	374,389
Univision Communications, Inc.
6.63%, 06/01/2027 (A)	245,000	243,072
8.00%, 08/15/2028 (A)	72,000	73,158
8.50%, 07/31/2031 (A)	165,000	162,488
VZ Secured Financing BV
5.00%, 01/15/2032 (A)	474,000	425,314
		4,640,255
Metals & Mining - 4.1%
Advanced Drainage Systems, Inc.
5.00%, 09/30/2027 (A)	623,000	611,774
6.38%, 06/15/2030 (A)	31,000	31,243
Cleveland-Cliffs, Inc.
6.88%, 11/01/2029 (A)	53,000	53,284
7.00%, 03/15/2032 (A)	278,000	277,853
Mineral Resources Ltd.
8.13%, 05/01/2027 (A)	167,000	168,180
8.50%, 05/01/2030 (A)	140,000	143,945
9.25%, 10/01/2028 (A)	26,000	27,406
New Gold, Inc.
7.50%, 07/15/2027 (A)	387,000	393,283
Novelis Corp.
3.25%, 11/15/2026 (A)	42,000	40,415
4.75%, 01/30/2030 (A)	466,000	437,227
		2,184,610
Mortgage Real Estate Investment Trusts - 1.4%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
5.25%, 10/01/2025 (A)	127,000	126,552
7.00%, 07/15/2031 (A)	220,000	228,022
Starwood Property Trust, Inc.
6.00%, 04/15/2030 (A)	392,000	384,223
		738,797
Paper & Forest Products - 0.8%
Glatfelter Corp.
4.75%, 11/15/2029 (A)	387,000	347,092
7.25%, 11/15/2031 (A)	80,000	79,219
		426,311
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Personal Care Products - 0.6%
Coty, Inc.
5.00%, 04/15/2026 (A)	$ 221,000	$ 219,847
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC
6.63%, 07/15/2030 (A)	86,000	87,671
		307,518
Pharmaceuticals - 1.5%
AdaptHealth LLC
5.13%, 03/01/2030 (A)	110,000	100,911
6.13%, 08/01/2028 (A)(D)	240,000	236,405
Grifols SA
4.75%, 10/15/2028 (A)(D)	262,000	241,275
Organon & Co./Organon Foreign Debt Co- Issuer BV
5.13%, 04/30/2031 (A)	212,000	193,146
		771,737
Real Estate Management & Development - 0.4%
Cushman & Wakefield U.S. Borrower LLC
6.75%, 05/15/2028 (A)	73,000	73,377
8.88%, 09/01/2031 (A)	144,000	155,149
		228,526
Software - 0.9%
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL
8.75%, 05/01/2029 (A)	200,000	203,044
Rackspace Finance LLC
3.50%, 05/15/2028 (A)	42,585	25,085
UKG, Inc.
6.88%, 02/01/2031 (A)	237,000	242,863
		470,992
Specialized REITs - 1.3%
Iron Mountain, Inc.
4.50%, 02/15/2031 (A)	15,000	13,927
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Specialized REITs (continued)
Iron Mountain, Inc. (continued)
5.25%, 03/15/2028 (A)	$ 684,000	$ 671,663
7.00%, 02/15/2029 (A)	16,000	16,452
		702,042
Total Corporate Debt Securities (Cost $49,451,644)		49,989,126

	Shares	Value
OTHER INVESTMENT COMPANY - 6.1%
Securities Lending Collateral - 6.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.81% (G)	3,248,368	3,248,368
Total Other Investment Company (Cost $3,248,368)		3,248,368

	Principal	Value
REPURCHASE AGREEMENT - 1.7%
Fixed Income Clearing Corp., 2.10% (G), dated 10/31/2024, to be repurchased at $891,997 on 11/01/2024. Collateralized by a U.S. Government Obligation, 0.75%, due 04/30/2026, and with a value of $909,927.	$ 891,945	891,945
Total Repurchase Agreement (Cost $891,945)		891,945
Total Investments (Cost $53,591,957)		54,129,439
Net Other Assets (Liabilities) - (2.0)%		(1,066,055)
Net Assets - 100.0%		$ 53,063,384
INVESTMENT VALUATION:

Valuation Inputs (H)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$49,989,126	$—	$49,989,126
Other Investment Company	3,248,368	—	—	3,248,368
Repurchase Agreement	—	891,945	—	891,945
Total Investments	$3,248,368	$50,881,071	$—	$54,129,439
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, the total value of 144A securities is $39,584,139, representing 74.6% of the
Fund's net assets.

(B)
Floating or variable rate security. The rate disclosed is as of October 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(C)	Perpetual maturity. The date displayed is the next call date.
(D)
All or a portion of the security is on loan. The total value of the securities on loan is $3,232,926, collateralized by cash collateral of $3,248,368 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $52,805. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(E)
Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.

(F)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2024.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(G)	Rate disclosed reflects the yield at October 31, 2024.
(H)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield ESG

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $52,700,012) (including securities loaned of $3,232,926)	$53,237,494
Repurchase agreement, at value (cost $891,945)	891,945
Receivables and other assets:
Net income from securities lending	4,996
Shares of beneficial interest sold	1,791,218
Interest	843,267
Tax reclaims	7,266
Total assets	56,776,186
Liabilities:
Cash collateral received upon return of:
Securities on loan	3,248,368
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	255,000
Dividends and/or distributions	126,404
Investment management fees	22,629
Transfer agent fees	421
Trustee and CCO fees	14
Audit and tax fees	38,505
Custody fees	15,462
Legal fees	717
Printing and shareholder reports fees	1,228
Registration fees	301
Other accrued expenses	3,753
Total liabilities	3,712,802
Net assets	$53,063,384
Net assets consist of:
Paid-in capital	$54,481,801
Total distributable earnings (accumulated losses)	(1,418,417)
Net assets	$53,063,384
Net assets by class:
Class I	$1,105,582
Class I2	51,946,320
Class R6	11,482
Shares outstanding (unlimited shares, no par value):
Class I	124,464
Class I2	5,825,333
Class R6	1,288
Net asset value per share: (A)
Class I	$8.88
Class I2	8.92
Class R6	8.92 (B)

(A)	Net asset value per share for Class I, I2 and R6 shares represents offering price.
(B)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield ESG

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Interest income	$3,997,521
Net income from securities lending	49,484
Total investment income	4,047,005
Expenses:
Investment management fees	312,009
Transfer agent fees:
Class I	1,157
Class I2	4,140
Class R6	1
Trustee and CCO fees	2,212
Audit and tax fees	39,439
Custody fees	23,865
Legal fees	4,782
Printing and shareholder reports fees	3,152
Registration fees	53,806
Other	15,365
Total expenses before waiver and/or reimbursement and recapture	459,928
Expenses waived and/or reimbursed:
Class I	(1,777)
Class I2	(40,728)
Class R6	(8)
Recapture of previously waived and/or reimbursed fees:
Class I	151
Class I2	4,995
Class R6	1
Net expenses	422,562
Net investment income (loss)	3,624,443
Net realized gain (loss) on:
Investments	(1,025,356)
Net change in unrealized appreciation (depreciation) on:
Investments	4,649,583
Net realized and change in unrealized gain (loss)	3,624,227
Net increase (decrease) in net assets resulting from operations	$7,248,670
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield ESG

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$3,624,443	$2,307,778
Net realized gain (loss)	(1,025,356)	(721,840)
Net change in unrealized appreciation (depreciation)	4,649,583	(845,290)
Net increase (decrease) in net assets resulting from operations	7,248,670	740,648
Dividends and/or distributions to shareholders:
Class I	(71,881)	(63,090)
Class I2	(3,567,987)	(2,274,616)
Class R6 (A)	(711)	(417)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(3,640,579)	(2,338,123)
Capital share transactions:
Proceeds from shares sold:
Class I	42,596	36,038
Class I2	3,335,056	23,573,889
Class R6 (A)	—	10,000
	3,377,652	23,619,927
Dividends and/or distributions reinvested:
Class I	71,710	63,090
Class I2	2,158,908	2,116,332
Class R6 (A)	711	417
	2,231,329	2,179,839
Cost of shares redeemed:
Class I	(112,032)	(38,367)
Class I2	(12,852,803)	(3,686,312)
	(12,964,835)	(3,724,679)
Net increase (decrease) in net assets resulting from capital share transactions	(7,355,854)	22,075,087
Net increase (decrease) in net assets	(3,747,763)	20,477,612
Net assets:
Beginning of year	56,811,147	36,333,535
End of year	$53,063,384	$56,811,147
Capital share transactions - shares:
Shares issued:
Class I	4,902	4,131
Class I2	374,763	2,726,001
Class R6 (A)	—	1,159
	379,665	2,731,291
Shares reinvested:
Class I	8,145	7,326
Class I2	244,553	244,692
Class R6 (A)	81	48
	252,779	252,066
Shares redeemed:
Class I	(12,688)	(4,491)
Class I2	(1,475,439)	(424,455)
	(1,488,127)	(428,946)
Net increase (decrease) in shares outstanding:
Class I	359	6,966
Class I2	(856,123)	2,546,238
Class R6 (A)	81	1,207
	(855,683)	2,554,411

(A)	Class R6 commenced operations on March 1, 2023.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield ESG

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020 (A)
Net asset value, beginning of year	$8.31	$8.51	$10.09	$9.90	$10.00
Investment operations:
Net investment income (loss) (B)	0.57	0.51	0.39	0.33	0.08
Net realized and unrealized gain (loss)	0.57	(0.19)	(1.55)	0.24	(0.09)
Total investment operations	1.14	0.32	(1.16)	0.57	(0.01)
Dividends and/or distributions to shareholders:
Net investment income	(0.57)	(0.52)	(0.40)	(0.38)	(0.09)
Net realized gains	—	—	(0.02)	—	—
Total dividends and/or distributions to shareholders	(0.57)	(0.52)	(0.42)	(0.38)	(0.09)
Net asset value, end of year	$8.88	$8.31	$8.51	$10.09	$9.90
Total return	13.96%	3.70%	(11.73)%	5.76%	(0.08)%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$1,106	$1,032	$997	$1,130	$999
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91%	1.01%	1.25%	1.50%	2.02%(D)
Including waiver and/or reimbursement and recapture	0.77%(E)	0.76%(E)	0.77%(E)(F)	0.77%(F)	0.77%(D)(F)
Net investment income (loss) to average net assets	6.44%	5.94%	4.16%	3.29%	3.09%(D)
Portfolio turnover rate	31%	21%	20%	37%	3%(C)

(A)	Commenced operations on July 31, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	TAM has contractually agreed to reimburse 0.085% of the transfer agency fees through March 1, 2025. These amounts are not subject to recapture by TAM.
(F)	TAM contractually agreed to reimburse 0.08% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020 (A)
Net asset value, beginning of year	$8.35	$8.55	$10.09	$9.90	$10.00
Investment operations:
Net investment income (loss) (B)	0.57	0.52	0.39	0.34	0.08
Net realized and unrealized gain (loss)	0.57	(0.20)	(1.51)	0.23	(0.09)
Total investment operations	1.14	0.32	(1.12)	0.57	(0.01)
Dividends and/or distributions to shareholders:
Net investment income	(0.57)	(0.52)	(0.40)	(0.38)	(0.09)
Net realized gains	—	—	(0.02)	—	—
Total dividends and/or distributions to shareholders	(0.57)	(0.52)	(0.42)	(0.38)	(0.09)
Net asset value, end of year	$8.92	$8.35	$8.55	$10.09	$9.90
Total return	13.95%	3.73%	(11.31)%	5.78%	(0.08)%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$51,946	$55,769	$35,337	$20,088	$18,990
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%	0.91%	1.15%	1.40%	1.92%(D)
Including waiver and/or reimbursement and recapture	0.75%	0.75%	0.75%	0.75%	0.75%(D)
Net investment income (loss) to average net assets	6.44%	5.99%	4.28%	3.31%	3.11%(D)
Portfolio turnover rate	31%	21%	20%	37%	3%(C)

(A)	Commenced operations on July 31, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield ESG

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R6
	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$8.35	$8.63
Investment operations:
Net investment income (loss) (B)	0.57	0.34
Net realized and unrealized gain (loss)	0.57	(0.27)
Total investment operations	1.14	0.07
Dividends and/or distributions to shareholders:
Net investment income	(0.57)	(0.35)
Net asset value, end of year	$8.92	$8.35
Total return	13.94%	0.79%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$11	$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%	0.91%(D)
Including waiver and/or reimbursement and recapture	0.75%	0.75%(D)
Net investment income (loss) to average net assets	6.47%	5.98%(D)
Portfolio turnover rate	31%	21%

(A)	Commenced operations on March 1, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield ESG

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica High Yield ESG (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers three classes of shares, Class I, Class I2 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield ESG

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2024 by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other
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NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Payment in-kind ("PIK") securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statement of Assets and Liabilities.
PIKs held at October 31, 2024, if any, are identified within the Schedule of Investments.
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs.These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2024, if any, are identified within the Schedule of Investments.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the
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NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
4. SECURITIES AND OTHER INVESTMENTS (continued)
transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2024, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
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NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$3,248,368	$—	$—	$—	$3,248,368
Total Borrowings	$3,248,368	$—	$—	$—	$3,248,368
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
High-yield debt securities risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the Fund.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying
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NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
Environmental, social and governance (“ESG”) investing risk: Applying the sub-adviser’s ESG criteria to its investment analysis for the Fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Fund may forgo some investment opportunities available to funds that do not use ESG criteria or that apply different ESG criteria. Applying ESG criteria may impact the Fund’s exposure to risks associated with certain issuers, asset classes, industries and sectors, which may impact the Fund’s investment performance. Securities of companies that are identified by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. There may be significant differences in views in what constitutes positive or negative ESG characteristics of a company. The sub-adviser’s ESG assessment of a company may differ from that of other funds or investors. The Fund’s investments may include securities of issuers that derive revenue from non-ESG activities. ESG information from third party data providers may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s ESG characteristics. Data inputs may include information self-reported by companies or from third party data providers. Regulation of ESG investing in the U.S. and abroad is evolving. Regulatory change regarding the definition and/or use of ESG criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its ESG strategy.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
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NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
Distressed or defaulted securities risk: Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative with respect to the issuers’ continuing ability to make principal and interest payments. The Fund may incur costs to protect its investment, and the Fund could lose its entire investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Focused investing risk: To the extent the Fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
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Annual Financial Statements 2024

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NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$22,880,931	43.12%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1.25 billion	0.554%
Over $1.25 billion up to $2 billion	0.544
Over $2 billion	0.520
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class I	0.85%	March 1, 2025
Class I2, Class R6	0.75	March 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class I	$4,296	$1,843	$832	$6,971
Class I2	84,448	64,597	40,728	189,773
Class R6	—	10	8	18
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
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Annual Financial Statements 2024

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NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM has contractually agreed to reimburse 0.085% of the transfer agency fees on Class I shares through March 1, 2025.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$5,279	$418
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$16,996,147	$—	$24,184,986	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization adjustments and dividends payable. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$53,654,847	$1,403,265	$(928,673)	$474,592
As of October 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$169,056	$1,716,107
During the year ended October 31, 2024, the Fund did not have any capital loss carryforwards utilized.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield ESG

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$3,640,579	$—	$—	$—	$2,338,123	$—	$—	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$118,558	$—	$—	$(1,885,163)	$—	$(126,404)	$474,592
10. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica High Yield ESG
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica High Yield ESG (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from July 31, 2020 (commencement of operations) through October 31, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from July 31, 2020 (commencement of operations) through October 31, 2020, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield ESG

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield ESG

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield ESG

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield ESG

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica High Yield ESG (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Aegon USA Investment Management, LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield ESG

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
Fund’s benchmark, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe and the benchmark that TAM utilizes to measure performance of the Fund, each for the past 1- and 3-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield ESG

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978456 TA HY ESG 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica High Yield Muni
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 93.7%
Alabama - 1.3%
Alabama State University, Revenue Bonds,
BAM,
5.00%, 09/01/2040	$ 970,000	$ 1,021,497
County of Perry, General Obligation Unlimited,
Series B,
7.38%, 12/01/2030	240,000	240,369
Homewood Educational Building Authority, Revenue Bonds,
Series C,
5.00%, 10/01/2056	250,000	250,408
		1,512,274
Arizona - 4.2%
Arizona Industrial Development Authority, Revenue Bonds,
5.00%, 07/01/2055 (A)	170,000	157,223
Series A,
5.00%, 07/01/2027 - 07/01/2031	320,000	336,788
Series B,
5.00%, 07/01/2028	80,000	81,829
Industrial Development Authority of the City of Phoenix Arizona, Revenue Bonds,
4.63%, 07/01/2026 (A)(B)	255,000	256,878
Series A,
5.00%, 07/01/2041	35,000	35,074
Industrial Development Authority of the County of Pima, Revenue Bonds,
5.00%, 07/01/2056 (A)	2,230,000	2,101,648
Maricopa County Industrial Development Authority, Revenue Bonds,
5.00%, 07/01/2036	110,000	110,786
Tempe Industrial Development Authority, Revenue Bonds,
5.00%, 12/01/2050 - 12/01/2054	75,000	73,214
Series B,
4.00%, 12/01/2056	2,130,000	1,724,860
		4,878,300
California - 3.9%
California Infrastructure & Economic Development Bank, Revenue Bonds,
Series A, Fixed until 11/12/2024,
8.00% (C), 01/01/2050 (A)	1,000,000	1,030,499
Series A-1,
5.00%, 01/01/2056 (A)	130,000	129,787
California Municipal Finance Authority, Revenue Bonds,
4.00%, 11/15/2056	750,000	612,429
5.50%, 06/01/2054 (A)	850,000	845,033
Series A,
4.00%, 10/01/2044	250,000	229,172
California Public Finance Authority, Revenue Bonds,
Series A,
5.00%, 06/15/2049 (A)	225,000	208,766
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
California School Finance Authority, Revenue Bonds,
Series A,
5.00%, 07/01/2054 (A)	$ 200,000	$ 205,953
5.88%, 06/01/2053 (A)	700,000	716,315
California Statewide Financing Authority, Revenue Bonds,
Series B,
6.00%, 05/01/2037	35,000	35,801
Golden State Tobacco Securitization Corp., Revenue Bonds,
Series B-2,
Zero Coupon, 06/01/2066	4,000,000	432,833
Washington Township Health Care District, Revenue Bonds,
Series A,
5.75%, 07/01/2053	125,000	134,779
		4,581,367
Colorado - 16.5%
Access 25 Metropolitan District No. 2, General Obligation Limited,
6.75%, 12/01/2053 (A)	1,000,000	1,050,889
Baseline Metropolitan District No. 1, General Obligation Unlimited,
Series A,
5.00%, 12/01/2051	1,000,000	1,031,085
Brighton Crossing Metropolitan District No. 6, General Obligation Limited,
5.00%, 12/01/2035	525,000	528,625
Canyons Metropolitan District No. 5, General Obligation Limited,
Series B,
6.50%, 12/01/2054	1,000,000	1,030,669
Clear Creek Transit Metropolitan District No. 2, General Obligation Limited,
Series A,
5.00%, 12/01/2041 - 12/01/2050	1,000,000	805,724
Colorado Educational & Cultural Facilities Authority, Revenue Bonds,
3.00%, 01/15/2028	115,000	110,802
Series A,
5.00%, 06/01/2054	300,000	299,990
Colorado International Center Metropolitan District No. 14, General Obligation Limited,
5.88%, 12/01/2046	1,000,000	1,002,491
Colorado Science & Technology Park Metropolitan District No. 1, Revenue Bonds,
Series A, AGM,
5.00%, 12/01/2054	625,000	659,053
Denver International Business Center Metropolitan District No. 1, General Obligation Limited,
6.00%, 12/01/2048	500,000	511,744
Fiddlers Business Improvement District, General Obligation Unlimited,
5.55%, 12/01/2047 (A)	400,000	410,109
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Glen Metropolitan District No. 1, General Obligation Limited,
BAM,
2.00%, 12/01/2030	$ 145,000	$ 125,174
Glen Metropolitan District No. 2, General Obligation Limited,
Series A, BAM,
2.00%, 12/01/2030	415,000	375,336
Green Gables Metropolitan District No. 2, General Obligation Limited,
Series A, BAM,
5.00%, 12/01/2038	395,000	417,930
Hogback Metropolitan District, General Obligation Limited,
Series A,
5.00%, 12/01/2051	1,550,000	1,369,320
Peak Metropolitan District No. 1, General Obligation Limited,
Series A,
5.00%, 12/01/2051 (A)	1,150,000	990,926
Peak Metropolitan District No. 3, General Obligation Limited,
7.50%, 12/01/2052	500,000	506,702
Rampart Range Metropolitan District No. 5, Revenue Bonds,
4.00%, 12/01/2051	500,000	418,179
Ridgeline Vista Metropolitan District, General Obligation Limited,
Series A,
5.25%, 12/01/2060	1,030,000	876,887
South Maryland Creek Ranch Metropolitan District, General Obligation Limited,
AGM,
5.00%, 12/01/2048	400,000	415,703
St. Vrain Lakes Metropolitan District No. 4, General Obligation Limited,
Series A,
Zero Coupon, 09/20/2054 (A)	2,000,000	1,435,534
Transport Metropolitan District No. 3, General Obligation Limited,
Series A-1,
4.13%, 12/01/2031	500,000	454,435
5.00%, 12/01/2041	1,365,000	1,175,757
Verve Metropolitan District No. 1, General Obligation Limited,
6.75%, 12/01/2052	1,000,000	979,967
Series A,
Zero Coupon, 12/01/2054	1,340,000	924,953
Westerly Metropolitan District No. 4, General Obligation Limited,
Series A,
5.00%, 12/01/2040 - 12/01/2050	1,700,000	1,504,658
		19,412,642
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Connecticut - 0.0% (D)
Connecticut State Health & Educational Facilities Authority, Revenue Bonds,
Series K,
4.00%, 07/01/2046	$ 25,000	$ 22,897
Delaware - 2.5%
Delaware State Economic Development Authority, Revenue Bonds,
Series A,
5.00%, 09/01/2046	550,000	554,079
Series B,
5.25%, 11/15/2053	1,500,000	1,549,354
Town of Bridgeville, Special Tax,
5.63%, 07/01/2053 (A)	750,000	784,365
		2,887,798
District of Columbia - 1.6%
District of Columbia, Revenue Bonds,
5.00%, 07/01/2049 - 07/01/2054	240,000	242,300
Series B,
5.00%, 07/01/2048	160,000	161,382
District of Columbia, Tax Allocation,
Series B,
Zero Coupon, 06/01/2049 (B)	2,500,000	1,453,919
District of Columbia Tobacco Settlement Financing Corp., Revenue Bonds,
Series A,
Zero Coupon, 06/15/2046	100,000	25,133
		1,882,734
Florida - 7.6%
Capital Projects Finance Authority, Revenue Bonds,
6.63%, 06/15/2059 (A)	445,000	456,082
Capital Trust Agency, Inc., Revenue Bonds,
Series A,
5.00%, 01/01/2056 (A)	450,000	438,866
City of Pompano Beach, Revenue Bonds,
2.88%, 09/01/2026	20,000	19,610
County of Lake, Revenue Bonds,
5.00%, 01/15/2039 - 01/15/2054 (A)	1,475,000	1,430,040
Florida Development Finance Corp., Revenue Bonds,
4.00%, 07/01/2045	215,000	191,694
5.13%, 06/01/2040 (A)	400,000	401,639
Fixed until 11/12/2024,
12.00% (C), 07/15/2032 (A)	1,000,000	1,060,668
Series A,
4.00%, 06/01/2030 - 06/15/2042	900,000	858,330
5.00%, 06/01/2040	830,000	796,107
Florida Housing Finance Corp., Revenue Bonds,
Series 1, GNMA, FNMA, FHLMC,
1.65%, 01/01/2033	255,000	198,914
2.00%, 07/01/2032	75,000	63,292
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
Palm Beach County Health Facilities Authority, Revenue Bonds,
Series A,
5.00%, 11/01/2029 - 11/01/2052	$ 650,000	$ 681,717
Series B,
4.00%, 11/15/2041	500,000	484,415
Pinellas County Educational Facilities Authority, Revenue Bonds,
Series A,
4.00%, 06/01/2046 (A)	500,000	391,534
5.00%, 06/01/2056 (A)	1,000,000	878,167
Volusia County Educational Facility Authority, Revenue Bonds,
5.25%, 06/01/2054	550,000	561,708
		8,912,783
Georgia - 4.8%
Atlanta Development Authority, Tax Allocation,
Series A,
5.50%, 04/01/2039 (A)	750,000	760,191
DeKalb County Development Authority, Revenue Bonds,
Series A,
5.00%, 06/01/2040 - 06/01/2055	1,485,000	1,482,608
Development Authority of Lagrange, Revenue Bonds,
5.00%, 10/15/2052	3,760,000	3,353,182
		5,595,981
Idaho - 1.9%
Idaho Health Facilities Authority, Revenue Bonds,
3.50%, 09/01/2033	25,000	21,970
Idaho Housing & Finance Association, Revenue Bonds,
Series A,
4.00%, 05/01/2035	450,000	440,932
6.00%, 07/01/2049 - 07/01/2054 (A)	1,725,000	1,761,585
		2,224,487
Illinois - 1.2%
Chicago Board of Education, General Obligation Unlimited,
Series A, AGM-CR,
5.00%, 12/01/2042	410,000	399,361
City of Chicago, General Obligation Unlimited,
7.52%, 01/01/2040	135,000	150,618
State of Illinois, General Obligation Unlimited,
6.63%, 02/01/2035	21,154	22,122
7.35%, 07/01/2035	15,714	17,055
Village of Oak Lawn, General Obligation Unlimited,
Series A,
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Village of Oak Lawn, General Obligation Unlimited, (continued)
3.35%, 12/01/2026	$ 315,000	$ 311,752
5.23%, 12/01/2024	500,000	499,643
		1,400,551
Indiana - 0.0% (D)
Indiana Finance Authority, Revenue Bonds,
Series B,
3.00%, 11/01/2030	35,000	33,447
Iowa - 0.1%
Lake Panorama Improvement Zone, Tax Allocation,
AGM,
5.85%, 06/01/2038	105,000	115,518
Kansas - 0.5%
Kansas Independent College Finance Authority, Revenue Bonds,
Series B,
8.50%, 05/01/2025	500,000	504,889
Wyandotte County Unified Government Special Obligation Revenue, Revenue Bonds,
NATL,
Zero Coupon, 12/01/2027	115,000	101,122
		606,011
Louisiana - 1.4%
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds,
3.88%, 11/01/2045 (A)	1,225,000	1,123,749
Parish of St. James, Revenue Bonds,
Series 2,
6.35%, 07/01/2040 (A)	500,000	549,934
		1,673,683
Maine - 0.0% (D)
Maine Health & Higher Educational Facilities Authority, Revenue Bonds,
Series C, AGM,
5.13%, 07/01/2052	40,000	42,235
Maryland - 0.2%
Maryland Economic Development Corp., Revenue Bonds,
5.75%, 09/01/2025	225,000	226,752
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds,
Series A,
4.00%, 07/01/2027	20,000	20,198
		246,950
Massachusetts - 0.3%
Massachusetts Development Finance Agency, Revenue Bonds,
5.00%, 10/01/2049	325,000	329,261
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan - 0.4%
Michigan Tobacco Settlement Finance Authority, Revenue Bonds,
Series C,
Zero Coupon, 06/01/2058	$ 17,500,000	$ 521,320
Minnesota - 0.8%
City of Ham Lake, Revenue Bonds,
Series A,
4.00%, 07/01/2028	155,000	150,849
City of Woodbury, Revenue Bonds,
4.00%, 07/01/2056	315,000	231,409
Duluth Economic Development Authority, Revenue Bonds,
4.00%, 07/01/2041	635,000	537,510
		919,768
Missouri - 0.4%
Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds,
Series A,
5.25%, 02/01/2054	500,000	522,729
Nebraska - 0.8%
City of Blair Water System Revenue, Revenue Bonds,
6.10%, 05/15/2027	1,000,000	1,000,158
Nevada - 0.0% (D)
Carson City, Revenue Bonds,
Series A,
5.00%, 09/01/2037	55,000	56,220
New Jersey - 1.5%
Essex County Improvement Authority, Revenue Bonds,
Series A,
5.00%, 12/01/2035 (E)(F)	500,000	225,000
5.13%, 12/01/2045 (E)(F)	30,000	13,500
New Jersey Economic Development Authority, Revenue Bonds,
Series A,
5.00%, 07/01/2038	345,000	350,242
5.13%, 09/01/2052 (A)	760,000	763,623
Series B,
6.50%, 04/01/2031 (B)	10,000	10,138
New Jersey Educational Facilities Authority, Revenue Bonds,
Series A,
4.00%, 07/01/2047	35,000	32,255
5.00%, 07/01/2042	50,000	50,806
New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
Series A, AGM,
5.00%, 07/01/2046	185,000	185,490
Passaic County Improvement Authority, Revenue Bonds,
5.50%, 07/01/2058	150,000	155,508
		1,786,562
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Mexico - 0.5%
Village of Los Ranchos de Albuquerque, Revenue Bonds,
4.00%, 09/01/2040	$ 650,000	$ 627,602
New York - 4.3%
Brookhaven Local Development Corp., Revenue Bonds,
5.25%, 11/01/2029	30,000	31,009
Buffalo & Erie County Industrial Land Development Corp., Revenue Bonds,
Series A,
5.00%, 08/01/2052	190,000	189,702
Build NYC Resource Corp., Revenue Bonds,
Series A,
4.00%, 06/15/2056 (A)	350,000	275,186
5.00%, 12/01/2051 (A)	750,000	678,915
New York City Industrial Development Agency, Revenue Bonds,
FGIC,CPI-YoY + 0.89%,
3.42% (C), 03/01/2027	20,000	19,970
New York Counties Tobacco Trust IV, Revenue Bonds,
Series A,
5.00%, 06/01/2038	25,000	24,157
New York State Dormitory Authority, Revenue Bonds,
AMBAC,
5.25%, 07/01/2025	100,000	100,680
5.50%, 11/01/2047	500,000	549,144
Series A,
5.50%, 05/01/2056	1,225,000	1,320,077
New York Transportation Development Corp., Revenue Bonds,
Series B, AGC,
Zero Coupon, 12/31/2054 (G)	500,000	321,057
Oneida Indian Nation of New York, Revenue Bonds,
Series B,
6.00%, 09/01/2043 (A)	725,000	789,599
Village of Brewster, General Obligation Unlimited,
5.00%, 05/01/2033	50,000	52,854
Westchester County Local Development Corp., Revenue Bonds,
AGM,
5.75%, 11/01/2048	390,000	435,092
Yonkers Economic Development Corp., Revenue Bonds,
Series A,
5.00%, 10/15/2054	215,000	212,037
		4,999,479
North Carolina - 0.8%
North Carolina Medical Care Commission, Revenue Bonds,
Series A,
4.00%, 09/01/2050	50,000	41,158
Series C,
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
North Carolina (continued)
North Carolina Medical Care Commission, Revenue Bonds, (continued)
3.00%, 10/01/2036	$ 25,000	$ 22,402
4.00%, 10/01/2031	50,000	50,051
5.00%, 10/01/2036	800,000	813,678
		927,289
North Dakota - 2.8%
City of Grand Forks, Revenue Bonds,
4.00%, 12/01/2035 - 12/01/2051	1,995,000	1,830,280
Series A,
4.00%, 12/01/2047	230,000	201,388
5.00%, 12/01/2043 - 12/01/2048	440,000	457,285
City of Horace, General Obligation Unlimited,
Series C,
5.00%, 05/01/2050	750,000	757,428
		3,246,381
Ohio - 7.4%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds,
Series B-3, Class 2,
Zero Coupon, 06/01/2057	13,000,000	1,204,054
City of Cleveland, Revenue Bonds,
5.38%, 09/15/2027 (B)	20,000	20,009
Columbus-Franklin County Finance Authority, Revenue Bonds,
Series 2019-E,
4.00%, 05/15/2049	775,000	726,832
County of Hamilton, Revenue Bonds,
Series A,
5.25%, 01/01/2038	1,000,000	1,049,263
Dayton-Montgomery County Port Authority, Revenue Bonds,
5.00%, 12/01/2054	800,000	808,578
Louisville Public Library, Revenue Bonds,
5.50%, 12/01/2048	260,000	274,024
Ohio Air Quality Development Authority, Revenue Bonds,
2.88%, 02/01/2026	145,000	141,733
Ohio Higher Educational Facility Commission, Revenue Bonds,
5.00%, 01/01/2032	85,000	89,824
5.38%, 12/01/2052	720,000	741,106
Port of Greater Cincinnati Development Authority, Revenue Bonds,
Series B,
5.00%, 12/01/2063	1,250,000	1,296,710
Warren County Port Authority, Revenue Bonds,
Series A,
6.70%, 12/01/2056	600,000	652,438
Series C,
3.00%, 12/01/2031	800,000	728,589
Series D-1,
3.00%, 12/01/2030	525,000	478,318
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio (continued)
Warren County Port Authority, Revenue Bonds, (continued)
Series H,
4.00%, 12/01/2041	$ 570,000	$ 512,050
		8,723,528
Oregon - 0.5%
Salem Hospital Facility Authority, Revenue Bonds,
4.00%, 05/15/2057	740,000	586,858
Pennsylvania - 3.6%
Allentown Neighborhood Improvement Zone Development Authority, Revenue Bonds,
Series A,
5.25%, 05/01/2042 (A)(B)	1,000,000	1,010,217
Cumberland County Municipal Authority, Revenue Bonds,
4.00%, 01/01/2033	15,000	14,791
5.00%, 01/01/2039 - 01/01/2045	520,000	486,722
Lancaster Municipal Authority, Revenue Bonds,
Series A,
5.00%, 05/01/2049	605,000	628,223
Montgomery County Industrial Development Authority, Revenue Bonds,
Series A,
4.00%, 10/01/2041	150,000	133,856
Pennsylvania Economic Development Financing Authority, Revenue Bonds,
4.00%, 07/01/2046	2,000,000	1,849,611
4.13%, 12/31/2038	55,000	53,842
		4,177,262
Rhode Island - 0.2%
City of Providence, General Obligation Unlimited,
Series A,
5.00%, 01/15/2025	240,000	240,582
South Carolina - 0.2%
South Carolina Jobs-Economic Development Authority, Revenue Bonds,
5.00%, 10/01/2026 (A)	235,000	235,806
Tennessee - 1.9%
Knox County Health Educational & Housing Facility Board, Revenue Bonds,
Series A-1, BAM,
5.50%, 07/01/2059	1,500,000	1,612,158
Metropolitan Government Nashville & Davidson County Industrial Development Board, Special Assessment,
4.00%, 06/01/2051 (A)	750,000	641,823
		2,253,981
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas - 4.4%
Bexar County Health Facilities Development Corp., Revenue Bonds,
5.00%, 07/15/2042	$ 500,000	$ 493,088
City of Aubrey, Special Assessment,
BAM,
5.00%, 09/01/2045	55,000	59,023
City of Rowlett, Special Assessment,
4.13%, 09/15/2041 (A)	448,000	393,506
4.25%, 09/15/2051 (A)	514,000	428,743
Harris County Municipal Utility District No. 165, General Obligation Unlimited,
3.10%, 03/01/2034	50,000	45,807
Harris County Municipal Utility District No. 358, General Obligation Unlimited,
5.00%, 11/01/2035	960,000	960,496
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds,
4.00%, 01/01/2029	300,000	287,803
5.00%, 01/01/2047 - 01/01/2055	1,000,000	897,340
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds,
5.00%, 10/01/2049	500,000	528,039
Van Alstyne Economic Development Corp., Revenue Bonds,
4.00%, 08/15/2031	240,000	224,963
Verandah Municipal Utility District, General Obligation Unlimited,
AGM,
75.00%, 09/01/2028	80,000	263,672
99.00%, 09/01/2025 - 09/01/2027	215,000	541,134
		5,123,614
U.S. Virgin Islands - 0.2%
Virgin Islands Public Finance Authority, Revenue Bonds,
Series C, AGM-CR,
5.00%, 10/01/2042 (B)	210,000	212,157
Utah - 2.1%
Downtown East Streetcar Sewer Public Infrastructure District, General Obligation Limited,
6.00%, 03/01/2053 (A)	1,500,000	1,447,851
Olympia Public Infrastructure District No. 1, General Obligation Limited,
Series A-1,
6.38%, 03/01/2055 (A)	1,000,000	1,015,992
		2,463,843
Virginia - 2.6%
City of Chesapeake Chesapeake Expressway Toll Road Revenue, Revenue Bonds,
Series B,
4.75% (C), 07/15/2032	15,000	15,648
Henrico County Economic Development Authority, Revenue Bonds,
Series C,
5.00%, 12/01/2047	255,000	257,169
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Virginia (continued)
Isle Wight County Industrial Development Authority, Revenue Bonds,
AGM,
5.25%, 07/01/2048	$ 780,000	$ 844,547
James City County Economic Development Authority, Revenue Bonds,
Series A,
6.88%, 12/01/2058	1,500,000	1,656,704
Virginia Small Business Financing Authority, Revenue Bonds,
Series A,
5.00%, 01/01/2027	50,000	50,941
Williamsburg Economic Development Authority, Revenue Bonds,
Series B,
5.25%, 07/01/2053	205,000	219,959
		3,044,968
Washington - 2.3%
Pacific County Public Healthcare Services District No. 3, General Obligation Unlimited,
Series A,
5.25%, 12/01/2044	600,000	646,904
Washington State Housing Finance Commission, Revenue Bonds,
6.38%, 07/01/2063 (A)	1,875,000	2,050,304
		2,697,208
Wisconsin - 8.0%
Public Finance Authority, Revenue Bonds,
6.38%, 07/01/2043 (A)	230,000	239,909
6.63%, 07/01/2053 (A)	500,000	522,207
6.75%, 07/01/2058 (A)	520,000	545,183
Series A,
4.00%, 07/01/2051	110,000	92,574
4.25%, 12/01/2051 (A)	1,500,000	1,254,677
5.25%, 06/15/2054	1,000,000	1,015,148
6.75%, 06/01/2062 (A)	650,000	655,949
Public Finance Authority, Tax Allocation,
5.00%, 08/01/2039	500,000	494,341
Series A,
5.00%, 06/01/2041 (A)	1,500,000	1,537,489
Wisconsin Health & Educational Facilities Authority, Revenue Bonds,
3.00%, 12/01/2031	115,000	98,497
4.00%, 12/01/2041 - 12/01/2056	1,735,000	1,269,870
5.00%, 12/15/2030	110,000	110,194
5.75%, 08/15/2059	500,000	535,545
6.13%, 10/01/2059	1,000,000	1,027,301
		9,398,884
Total Municipal Government Obligations (Cost $116,179,331)		110,125,118
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
U.S. GOVERNMENT OBLIGATION - 2.6%
U.S. Treasury - 2.6%
U.S. Treasury Bonds
4.50%, 02/15/2044	$ 3,000,000	$ 2,968,125
Total U.S. Government Obligation (Cost $2,972,173)		2,968,125
CORPORATE DEBT SECURITY - 0.1%
Commercial Services & Supplies - 0.1%
Wildflower Improvement Association
6.63%, 03/01/2031 (A)(B)	141,916	137,890
Total Corporate Debt Security (Cost $140,106)		137,890
Principal	Value
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp.,
2.10% (H), dated 10/31/2024, to be
repurchased at $2,613,167 on 11/01/2024.
Collateralized by a U.S. Government
Obligation, 0.75%, due 04/30/2026, and
with a value of $2,665,438.
$ 2,613,015	$ 2,613,015
Total Repurchase Agreement (Cost $2,613,015)	2,613,015
Total Investments (Cost $121,904,625)	115,844,148
Net Other Assets (Liabilities) - 1.4%	1,664,606
Net Assets - 100.0%	$ 117,508,754
INVESTMENT VALUATION:

Valuation Inputs (I)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Municipal Government Obligations	$—	$110,125,118	$—	$110,125,118
U.S. Government Obligation	—	2,968,125	—	2,968,125
Corporate Debt Security	—	137,890	—	137,890
Repurchase Agreement	—	2,613,015	—	2,613,015
Total Investments	$—	$115,844,148	$—	$115,844,148
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, the total value of 144A securities is $34,201,249, representing 29.1% of the
Fund's net assets.

(B)	Restricted security. At October 31, 2024, the total value of such securities held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Municipal Government Obligations	Allentown Neighborhood Improvement Zone Development Authority Revenue Bonds, Series A 5.25%, 05/01/2042	07/12/2024	$989,670	$1,010,217	0.9%
Municipal Government Obligations	City of Cleveland Revenue Bonds 5.38%, 09/15/2027	07/27/2015	20,062	20,009	0.0 (D)
Municipal Government Obligations	District of Columbia Tax Allocation, Series B Zero Coupon, 06/01/2049	05/01/2024	1,302,435	1,453,919	1.2
Municipal Government Obligations	Industrial Development Authority of the City of Phoenix Arizona Revenue Bonds 4.63%, 07/01/2026	04/06/2016	255,004	256,878	0.2
Municipal Government Obligations	New Jersey Economic Development Authority Revenue Bonds, Series B 6.50%, 04/01/2031	01/22/2015	10,535	10,138	0.0 (D)
Municipal Government Obligations	Virgin Islands Public Finance Authority Revenue Bonds, Series C 5.00%, 10/01/2042	06/03/2024	210,010	212,157	0.2
Corporate Debt Securities	Wildflower Improvement Association 6.63%, 03/01/2031	12/10/2020	139,994	137,890	0.1
			$2,927,710	$3,101,208	2.6%

(C)
Floating or variable rate security. The rate disclosed is as of October 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)
Security in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2024, the value of this security is $238,500, representing 0.2% of the Fund's net assets.

(F)	Non-income producing security.
(G)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2024.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(H)	Rate disclosed reflects the yield at October 31, 2024.
(I)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
CPI-YoY	Consumer Price Index- Year Over Year
CR	Custodial Receipts
MUNICIPAL INSURER ABBREVIATION(S):
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Financial Group, Inc.
BAM	Build America Mutual Assurance Co.
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
MUNICIPAL INSURER ABBREVIATION(S) (continued):
GNMA	Government National Mortgage Association
NATL	National Public Finance Guarantee Corp.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $119,291,610)	$113,231,133
Repurchase agreement, at value (cost $2,613,015)	2,613,015
Receivables and other assets:
Shares of beneficial interest sold	281,931
Interest	2,016,639
Total assets	118,142,718
Liabilities:
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	302,850
Dividends and/or distributions	4,156
Shares of beneficial interest redeemed	178,128
Investment management fees	62,309
Distribution and service fees	8,826
Transfer agent fees	9,691
Trustee and CCO fees	32
Audit and tax fees	43,657
Custody fees	17,674
Legal fees	1,339
Printing and shareholder reports fees	2,803
Registration fees	671
Other accrued expenses	1,828
Total liabilities	633,964
Net assets	$117,508,754
Net assets consist of:
Paid-in capital	$144,166,434
Total distributable earnings (accumulated losses)	(26,657,680)
Net assets	$117,508,754
Net assets by class:
Class A	$16,081,345
Class C	6,115,221
Class I	95,300,111
Class I2	12,077
Shares outstanding (unlimited shares, no par value):
Class A	1,516,906
Class C	576,485
Class I	9,008,332
Class I2	1,139
Net asset value per share: (A)
Class A	$10.60
Class C	10.61
Class I	10.58
Class I2	10.60
Maximum offering price per share: (B)
Class A	$10.96

(A)
Net asset value per share for Class C, I and I2 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Interest income	$5,859,001
Net income from securities lending	859
Total investment income	5,859,860
Expenses:
Investment management fees	627,818
Distribution and service fees:
Class A	39,278
Class C	72,306
Transfer agent fees:
Class A	8,094
Class C	4,938
Class I	97,241
Class I2	1
Trustee and CCO fees	4,742
Audit and tax fees	44,226
Custody fees	25,109
Legal fees	8,958
Printing and shareholder reports fees	8,049
Registration fees	65,871
Other	14,785
Total expenses before waiver and/or reimbursement and recapture	1,021,416
Expenses waived and/or reimbursed:
Class A	(16,184)
Class C	(18,739)
Class I	(39,961)
Recapture of previously waived and/or reimbursed fees:
Class A	3,827
Class C	902
Class I	10,836
Net expenses	962,097
Net investment income (loss)	4,897,763
Net realized gain (loss) on:
Investments	(1,556,719)
Net change in unrealized appreciation (depreciation) on:
Investments	13,146,682
Net realized and change in unrealized gain (loss)	11,589,963
Net increase (decrease) in net assets resulting from operations	$16,487,726
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$4,897,763	$4,369,284
Net realized gain (loss)	(1,556,719)	(10,762,887)
Net change in unrealized appreciation (depreciation)	13,146,682	11,799,038
Net increase (decrease) in net assets resulting from operations	16,487,726	5,405,435
Dividends and/or distributions to shareholders:
Class A	(649,051)	(646,263)
Class C	(255,479)	(312,507)
Class I	(3,993,352)	(3,409,835)
Class I2	(506)	(473)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(4,898,388)	(4,369,078)
Capital share transactions:
Proceeds from shares sold:
Class A	6,314,944	1,616,122
Class C	1,184,588	2,529,673
Class I	39,317,643	48,423,420
	46,817,175	52,569,215
Dividends and/or distributions reinvested:
Class A	605,689	603,660
Class C	254,483	311,165
Class I	3,988,425	3,401,840
Class I2	506	473
	4,849,103	4,317,138
Cost of shares redeemed:
Class A	(6,716,635)	(7,053,001)
Class C	(2,631,781)	(2,880,587)
Class I	(34,321,219)	(69,144,515)
	(43,669,635)	(79,078,103)
Automatic conversions:
Class A	1,599,737	574,360
Class C	(1,599,737)	(574,360)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	7,996,643	(22,191,750)
Contributions from affiliate, Transamerica Fund Services, Inc.
Class A	20 (A)	—
	20	—
Net increase (decrease) in net assets	19,586,001	(21,155,393)
Net assets:
Beginning of year	97,922,753	119,078,146
End of year	$117,508,754	$97,922,753
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Capital share transactions - shares:
Shares issued:
Class A	609,715	161,591
Class C	113,993	252,575
Class I	3,822,191	4,835,969
	4,545,899	5,250,135
Shares reinvested:
Class A	57,994	60,329
Class C	24,398	31,106
Class I	382,715	341,007
Class I2	48	47
	465,155	432,489
Shares redeemed:
Class A	(644,712)	(703,150)
Class C	(253,490)	(287,553)
Class I	(3,321,929)	(6,964,770)
	(4,220,131)	(7,955,473)
Automatic conversions:
Class A	153,524	56,780
Class C	(153,454)	(56,757)
	70	23
Net increase (decrease) in shares outstanding:
Class A	176,521	(424,450)
Class C	(268,553)	(60,629)
Class I	882,977	(1,787,794)
Class I2	48	47
	790,993	(2,272,826)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$9.51	$9.47	$12.36	$11.59	$11.98
Investment operations:
Net investment income (loss) (A)	0.43	0.42	0.34	0.35	0.38
Net realized and unrealized gain (loss)	1.09	0.04	(2.86)	0.78	(0.32)
Total investment operations	1.52	0.46	(2.52)	1.13	0.06
Contributions from affiliate	0.00 (B)(C)	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.43)	(0.42)	(0.34)	(0.36)	(0.41)
Net realized gains	—	—	(0.03)	—	—
Return of capital	—	—	—	—	(0.04)
Total dividends and/or distributions to shareholders	(0.43)	(0.42)	(0.37)	(0.36)	(0.45)
Net asset value, end of year	$10.60	$9.51	$9.47	$12.36	$11.59
Total return (D)	16.14%(C)	4.73%	(20.80)%	9.81%	0.60%
Ratio and supplemental data:
Net assets end of year (000’s)	$16,081	$12,746	$16,721	$29,316	$18,111
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.99%	1.03%	1.01%(E)	0.98%(E)	1.07%(E)
Including waiver and/or reimbursement and recapture	0.91%	0.91%	0.91%(E)	0.91%(E)	0.91%(E)
Net investment income (loss) to average net assets	4.13%	4.20%	2.98%	2.86%	3.22%
Portfolio turnover rate	77%	69%	53%	96%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class C
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$9.52	$9.48	$12.38	$11.60	$11.99
Investment operations:
Net investment income (loss) (A)	0.37	0.36	0.27	0.28	0.31
Net realized and unrealized gain (loss)	1.09	0.04	(2.87)	0.79	(0.32)
Total investment operations	1.46	0.40	(2.60)	1.07	(0.01)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.36)	(0.27)	(0.29)	(0.35)
Net realized gains	—	—	(0.03)	—	—
Return of capital	—	—	—	—	(0.03)
Total dividends and/or distributions to shareholders	(0.37)	(0.36)	(0.30)	(0.29)	(0.38)
Net asset value, end of year	$10.61	$9.52	$9.48	$12.38	$11.60
Total return (B)	15.44%	4.11%	(21.32)%	9.24%	— %
Ratio and supplemental data:
Net assets end of year (000’s)	$6,115	$8,041	$8,587	$13,390	$11,731
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.76%	1.79%	1.74%(C)	1.73%(C)	1.82%(C)
Including waiver and/or reimbursement and recapture	1.51%	1.51%	1.51%(C)	1.51%(C)	1.51%(C)
Net investment income (loss) to average net assets	3.53%	3.60%	2.41%	2.28%	2.63%
Portfolio turnover rate	77%	69%	53%	96%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the contingent deferred sales charge.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$9.49	$9.46	$12.36	$11.59	$12.00
Investment operations:
Net investment income (loss) (A)	0.44	0.43	0.35	0.37	0.39
Net realized and unrealized gain (loss)	1.10	0.04	(2.86)	0.78	(0.33)
Total investment operations	1.54	0.47	(2.51)	1.15	0.06
Contributions from affiliate	—	—	0.00 (B)(C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.45)	(0.44)	(0.36)	(0.38)	(0.43)
Net realized gains	—	—	(0.03)	—	—
Return of capital	—	—	—	—	(0.04)
Total dividends and/or distributions to shareholders	(0.45)	(0.44)	(0.39)	(0.38)	(0.47)
Net asset value, end of year	$10.58	$9.49	$9.46	$12.36	$11.59
Total return	16.35%	4.78%	(20.75)%(B)	9.98%	0.58%
Ratio and supplemental data:
Net assets end of year (000’s)	$95,301	$77,126	$93,760	$129,929	$62,566
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%	0.82%	0.77%(D)	0.77%(D)	0.86%(D)
Including waiver and/or reimbursement and recapture	0.76%	0.76%	0.76%(D)	0.76%(D)	0.76%(D)
Net investment income (loss) to average net assets	4.28%	4.34%	3.14%	3.00%	3.37%
Portfolio turnover rate	77%	69%	53%	96%	37%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$9.51	$9.48	$12.38	$11.60	$12.00
Investment operations:
Net investment income (loss) (A)	0.45	0.44	0.37	0.38	0.39
Net realized and unrealized gain (loss)	1.09	0.03	(2.87)	0.79	(0.31)
Total investment operations	1.54	0.47	(2.50)	1.17	0.08
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.45)	(0.44)	(0.37)	(0.39)	(0.44)
Net realized gains	—	—	(0.03)	—	—
Return of capital	—	—	—	—	(0.04)
Total dividends and/or distributions to shareholders	(0.45)	(0.44)	(0.40)	(0.39)	(0.48)
Net asset value, end of year	$10.60	$9.51	$9.48	$12.38	$11.60
Total return	16.41%	4.87%	(20.65)%	10.17%	0.77%
Ratio and supplemental data:
Net assets end of year (000’s)	$12	$10	$10	$12	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%	0.72%	0.68%(B)	0.68%(B)	0.75%(B)
Including waiver and/or reimbursement and recapture	0.69%	0.72%	0.68%(B)	0.68%(B)	0.75%(B)
Net investment income (loss) to average net assets	4.36%	4.40%	3.28%	3.11%	3.39%
Portfolio turnover rate	77%	69%	53%	96%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica High Yield Muni (the "Fund") is a series of the Trust and is classified as non-diversified under the 1940 Act. The Fund currently offers four classes of shares, Class A, Class C, Class I and Class I2.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2024 by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Restricted securities: The Fund may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.
Restricted securities held at October 31, 2024, if any, are identified within the Schedule of Investments.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
4. SECURITIES AND OTHER INVESTMENTS (continued)
the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2024, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Municipal securities risk: The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the Fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenue, or that relate to a sector or industry, the Fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
High-yield debt securities risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the Fund.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Non-diversification risk: As a “non-diversified” Fund, the Fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Fund more susceptible to the risks associated with investing in those issuers.
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Focused investing risk: To the extent the Fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$11,751	0.01%
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.54%
Over $500 million up to $1 billion	0.53
Over $1 billion	0.50
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	1.01%	March 1, 2025
Class C	1.76	March 1, 2025
Class I	0.76	March 1, 2025
Class I2	0.73	March 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class A	$6,980	$8,775	$473	$16,228
Class C	2,314	3,312	661	6,287
Class I	45,235	54,491	39,962	139,688
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00

(A)	12b-1 fees are not applicable for Class I and Class I2.
TAM has contractually agreed to waive a portion of the 12b-1 fees at the following annual rates. These amounts are not subject to recapture by TAM in future years.
Class A Waiver	Class C Waiver	12b-1 Expense Waiver Effective Through
0.10%	0.25%	March 1, 2025
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$5,174	$—
Class C	—	2,193
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
On March 13, 2024, TFS, the Fund’s transfer agent, returned to Class A of the Fund certain transfer agency fees charged by TFS during the period of January 1, 2016 to December 31, 2023. These amounts are reflected as “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$108,295	$9,357
Brokerage commissions: The Fund incurred $0 brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$89,799,166	$8,262,285	$77,775,629	$4,921,386
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, interest written off and dividends payable. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$121,904,625	$1,914,721	$(7,975,198)	$(6,060,477)
As of October 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$6,206,244	$14,374,406
During the year ended October 31, 2024, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$522,020	$4,376,368	$—	$—	$495,108	$3,873,970	$—	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$—	$872	$—	$(20,580,650)	$—	$(17,425)	$(6,060,477)
10. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
10. NEW ACCOUNTING PRONOUNCEMENT (continued)
determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica High Yield Muni
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica High Yield Muni (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica High Yield Muni (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Belle Haven Investments, L.P. (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmarks, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1- and 10-year periods and in line with the median for the past 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was above the benchmark that TAM utilizes to measure performance of the Fund for the past 1-year period and below the benchmark for the past 3-, 5- and 10-year periods.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica High Yield Muni

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978453 TA HYM 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Inflation Opportunities
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 76.8%
U.S. Treasury - 1.1%
U.S. Treasury Notes
3.50%, 09/30/2029	$ 1,000,000	$ 971,015
4.13%, 10/31/2029	1,000,000	998,672
		1,969,687
U.S. Treasury Inflation-Protected Securities - 75.7%
U.S. Treasury Inflation-Protected Indexed Bonds
0.13%, 02/15/2051 - 02/15/2052	4,762,633	2,812,062
0.25%, 02/15/2050	1,836,600	1,150,819
0.63%, 02/15/2043	2,957,407	2,283,247
0.75%, 02/15/2042 - 02/15/2045	9,430,143	7,482,386
1.00%, 02/15/2046	3,852,737	3,073,315
1.38%, 02/15/2044	2,903,962	2,546,823
1.50%, 02/15/2053	5,294,950	4,553,285
1.75%, 01/15/2028	1,953,367	1,948,394
2.00%, 01/15/2026	3,386,131	3,375,127
2.13%, 02/15/2040 - 02/15/2054	5,494,349	5,516,965
2.38%, 01/15/2025 - 01/15/2027	3,582,267	3,607,493
2.50%, 01/15/2029	2,638,977	2,709,139
3.38%, 04/15/2032	2,769,065	3,054,999
3.63%, 04/15/2028	924,474	977,738
3.88%, 04/15/2029	2,489,292	2,698,951
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 04/15/2025 - 01/15/2032	20,761,651	19,554,668
0.25%, 01/15/2025 - 07/15/2029	7,398,390	7,211,848
0.38%, 07/15/2025 - 07/15/2027	11,815,127	11,483,354
0.50%, 01/15/2028	4,466,595	4,283,089
0.63%, 01/15/2026 - 07/15/2032	7,458,655	7,138,345
0.75%, 07/15/2028	4,201,068	4,057,950
0.88%, 01/15/2029	3,241,342	3,117,501
1.13%, 01/15/2033	1,373,801	1,289,675
1.25%, 04/15/2028	4,407,774	4,315,651
1.38%, 07/15/2033	9,639,264	9,224,713
1.63%, 10/15/2027	4,569,395	4,558,911
1.75%, 01/15/2034	921,654	904,332
1.88%, 07/15/2034	1,605,120	1,594,188
2.13%, 04/15/2029	3,562,020	3,599,111
2.38%, 10/15/2028	3,597,055	3,681,442
		133,805,521
Total U.S. Government Obligations (Cost $144,574,514)		135,775,208
CORPORATE DEBT SECURITIES - 12.3%
Aerospace & Defense - 0.1%
BAE Systems PLC
5.30%, 03/26/2034 (A)	223,000	225,618
Automobiles - 0.2%
Ford Motor Credit Co. LLC
6.05%, 11/05/2031 (B)	300,000	300,000
Banks - 5.6%
BAC Capital Trust XIV
3-Month Term SOFR + 0.66%, 5.61% (C), 11/16/2024 (D)	966,000	824,613
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Banco Santander Chile
3.18%, 10/26/2031 (A)	$ 322,000	$ 285,894
Bank of America Corp.
Fixed until 12/20/2027, 3.42% (C), 12/20/2028	1,092,000	1,046,545
CPI-YoY + 1.10%, 3.99% (C), 11/19/2024	1,000,000	993,240
Fixed until 10/25/2034, 5.52% (C), 10/25/2035	667,000	662,013
Citigroup, Inc.
Fixed until 11/03/2031, 2.52% (C), 11/03/2032	797,000	671,753
Fixed until 09/19/2034, 5.41% (C), 09/19/2039	298,000	288,500
Corestates Capital II
3-Month Term SOFR + 0.91%, 5.57% (C), 01/15/2027 (A)	232,000	226,864
Deutsche Bank AG
Fixed until 05/28/2031, 3.04% (C), 05/28/2032	919,000	795,228
Fixed until 01/18/2028, 6.72% (C), 01/18/2029	500,000	521,027
Goldman Sachs Group, Inc.
Fixed until 07/21/2031, 2.38% (C), 07/21/2032	1,406,000	1,185,282
HSBC Holdings PLC
Fixed until 03/09/2043, 6.33% (C), 03/09/2044	202,000	218,581
Fixed until 11/03/2032, 8.11% (C), 11/03/2033	579,000	667,466
Mizuho Financial Group, Inc.
Fixed until 05/27/2030, 5.74% (C), 05/27/2031	500,000	516,967
Morgan Stanley
Fixed until 09/16/2031, 2.48% (C), 09/16/2036	272,000	221,817
NatWest Group PLC
Fixed until 08/28/2030, 3.03% (C), 11/28/2035	581,000	503,761
UBS Group AG
Fixed until 01/12/2033, 5.96% (C), 01/12/2034 (A)	200,000	208,346
		9,837,897
Chemicals - 0.7%
Albemarle Corp.
5.65%, 06/01/2052 (E)	627,000	568,847
Dow Chemical Co.
5.60%, 02/15/2054	115,000	112,902
Eastman Chemical Co.
5.75%, 03/08/2033	339,000	348,082
Sherwin-Williams Co.
4.80%, 09/01/2031	186,000	184,175
		1,214,006
Commercial Services & Supplies - 0.5%
Triton Container International Ltd.
3.15%, 06/15/2031 (A)	968,000	825,521
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction & Engineering - 0.1%
MasTec, Inc.
5.90%, 06/15/2029	$ 201,000	$ 205,484
Containers & Packaging - 0.0% (F)
Sonoco Products Co.
5.00%, 09/01/2034	87,000	83,370
Food Products - 0.4%
Smithfield Foods, Inc.
5.20%, 04/01/2029 (A)	674,000	660,821
Hotels, Restaurants & Leisure - 0.2%
Warnermedia Holdings, Inc.
5.14%, 03/15/2052	505,000	380,572
Insurance - 0.9%
Enstar Group Ltd.
3.10%, 09/01/2031 (E)	517,000	438,990
Hartford Financial Services Group, Inc.
3-Month Term SOFR + 2.39%, 7.50% (C), 02/12/2067 (A)	1,196,000	1,110,515
		1,549,505
IT Services - 0.2%
Hewlett Packard Enterprise Co.
4.85%, 10/15/2031	268,000	262,712
Media - 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital
6.10%, 06/01/2029	250,000	255,281
Metals & Mining - 1.4%
ArcelorMittal SA
6.35%, 06/17/2054	242,000	242,101
BHP Billiton Finance USA Ltd.
4.90%, 02/28/2033	39,000	38,920
Glencore Funding LLC
2.63%, 09/23/2031 (A)	592,000	506,836
2.85%, 04/27/2031 (A)	634,000	553,918
Newmont Corp./Newcrest Finance Pty. Ltd.
5.75%, 11/15/2041	385,000	392,797
South32 Treasury Ltd.
4.35%, 04/14/2032 (A)	805,000	747,627
		2,482,199
Oil, Gas & Consumable Fuels - 1.9%
Apache Corp.
4.25%, 01/15/2030 (E)	1,102,000	1,037,408
Diamondback Energy, Inc.
5.40%, 04/18/2034	200,000	199,470
Enbridge, Inc.
Fixed until 07/15/2027, 5.50% (C), 07/15/2077	620,000	601,451
Energy Transfer LP
5.35%, 05/15/2045	181,000	165,733
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Enterprise Products Operating LLC
3.70%, 01/31/2051	$ 584,000	$ 435,760
Fixed until 08/16/2027, 5.25% (C), 08/16/2077	324,000	317,716
Marathon Oil Corp.
5.30%, 04/01/2029	136,000	138,436
Phillips 66 Co.
4.95%, 03/15/2035	535,000	512,571
		3,408,545
Total Corporate Debt Securities (Cost $22,051,604)		21,691,531
FOREIGN GOVERNMENT OBLIGATIONS - 9.0%
Australia - 1.0%
Australia Government Bonds
2.50%, 09/20/2030 (G)	AUD 1,750,000	1,727,559
Italy - 1.9%
Italy Buoni Poliennali Del Tesoro
0.10%, 05/15/2033 (G)	EUR 3,453,388	3,295,509
Japan - 3.7%
Japan Government CPI-Linked Bonds
0.10%, 03/10/2026 - 03/10/2028	JPY 967,940,500	6,528,266
Mexico - 0.2%
Mexico Government International Bonds
4.28%, 08/14/2041	$ 457,000	352,082
Spain - 2.2%
Spain Government Inflation-Linked Bonds
0.70%, 11/30/2033 (G)	EUR 1,700,463	1,785,383
1.00%, 11/30/2030 (G)	2,012,096	2,196,580
		3,981,963
Total Foreign Government Obligations (Cost $17,362,670)		15,885,379
ASSET-BACKED SECURITY - 0.6%
American Express Credit Account Master Trust
Series 2022-3, Class A, 3.75%, 08/15/2027	$ 1,025,000	1,017,962
Total Asset-Backed Security (Cost $998,934)		1,017,962

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 0.6%
Money Market Fund - 0.6%
State Street Institutional U.S. Government Money Market Fund, 4.82% (H)	1,120,567	1,120,567
Total Short-Term Investment Company (Cost $1,120,567)		1,120,567
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Shares	Value
OTHER INVESTMENT COMPANY - 1.2%
Securities Lending Collateral - 1.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.81% (H)	2,083,638	$ 2,083,638
Total Other Investment Company (Cost $2,083,638)		2,083,638
Total Investments (Cost $188,191,927)		177,574,285
Net Other Assets (Liabilities) - (0.5)%		(823,388)
Net Assets - 100.0%		$ 176,750,897
FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	12/12/2024	EUR	290,000	USD	320,839	$—	$(4,813)
MSC	12/12/2024	USD	1,780,774	AUD	2,650,000	36,071	—
MSC	12/12/2024	USD	7,892,852	EUR	7,090,000	166,575	—
MSC	12/12/2024	USD	7,084,767	JPY	985,000,000	564,916	—
Total						$767,562	$(4,813)
INVESTMENT VALUATION:

Valuation Inputs (I)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Obligations	$—	$135,775,208	$—	$135,775,208
Corporate Debt Securities	—	21,691,531	—	21,691,531
Foreign Government Obligations	—	15,885,379	—	15,885,379
Asset-Backed Security	—	1,017,962	—	1,017,962
Short-Term Investment Company	1,120,567	—	—	1,120,567
Other Investment Company	2,083,638	—	—	2,083,638
Total Investments	$3,204,205	$174,370,080	$—	$177,574,285
Other Financial Instruments
Forward Foreign Currency Contracts (J)	$—	$767,562	$—	$767,562
Total Other Financial Instruments	$—	$767,562	$—	$767,562
LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (J)	$—	$(4,813)	$—	$(4,813)
Total Other Financial Instruments	$—	$(4,813)	$—	$(4,813)
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, the total value of 144A securities is $5,351,960, representing 3.0% of the
Fund's net assets.

(B)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2024.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
(C)
Floating or variable rate security. The rate disclosed is as of October 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(D)	Perpetual maturity. The date displayed is the next call date.
(E)
All or a portion of the security is on loan. The total value of the securities on loan is $2,039,443, collateralized by cash collateral of $2,083,638. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)
Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2024, the total value of the Regulation S securities is $9,005,031, representing
5.1% of the Fund's net assets.

(H)	Rate disclosed reflects the yield at October 31, 2024.
(I)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

(J)	Derivative instruments are valued at unrealized appreciation (depreciation).
CURRENCY ABBREVIATION(S):
AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen
USD	United States Dollar
COUNTERPARTY ABBREVIATION(S):
JPMS	JPMorgan Securities LLC
MSC	Morgan Stanley & Co.
PORTFOLIO ABBREVIATION(S):
CPI-YoY	Consumer Price Index- Year Over Year
SOFR	Secured Overnight Financing Rate
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $188,191,927) (including securities loaned of $2,039,443)	$177,574,285
Foreign currency, at value (cost $65)	64
Receivables and other assets:
Investments sold	324,314
Net income from securities lending	598
Shares of beneficial interest sold	28,986
Interest	607,303
Unrealized appreciation on forward foreign currency contracts	767,562
Total assets	179,303,112
Liabilities:
Cash collateral received upon return of:
Securities on loan	2,083,638
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	300,000
Shares of beneficial interest redeemed	26,105
Investment management fees	59,126
Distribution and service fees	3,131
Transfer agent fees	1,729
Trustee and CCO fees	48
Audit and tax fees	39,132
Custody fees	23,503
Legal fees	2,176
Printing and shareholder reports fees	2,240
Registration fees	964
Other accrued expenses	5,610
Unrealized depreciation on forward foreign currency contracts	4,813
Total liabilities	2,552,215
Net assets	$176,750,897
Net assets consist of:
Paid-in capital	$196,780,459
Total distributable earnings (accumulated losses)	(20,029,562)
Net assets	$176,750,897
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

STATEMENT OF ASSETS AND LIABILITIES (continued)
At October 31, 2024
Net assets by class:
Class A	$1,781,391
Class C	165,251
Class I	5,184,823
Class I2	106,224,202
Class I3	57,057,767
Class R	6,013,124
Class R4	160,383
Class R6	163,956
Shares outstanding (unlimited shares, no par value):
Class A	184,229
Class C	17,595
Class I	530,677
Class I2	10,856,233
Class I3	5,831,615
Class R	622,171
Class R4	16,452
Class R6	16,747
Net asset value per share: (A)
Class A	$9.67
Class C	9.39
Class I	9.77
Class I2	9.78
Class I3	9.78
Class R	9.66
Class R4	9.75
Class R6	9.79
Maximum offering price per share: (B)
Class A	$10.15

(A)
Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and Class C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Interest income	$5,810,261
Net income from securities lending	4,500
Total investment income	5,814,761
Expenses:
Investment management fees	679,824
Distribution and service fees:
Class A	4,709
Class C	2,161
Class R	31,285
Class R4	952
Transfer agent fees:
Class A	2,086
Class C	447
Class I	5,436
Class I2	7,923
Class I3	4,416
Class R	160
Class R4	28
Class R6	32
Trustee and CCO fees	7,249
Audit and tax fees	46,163
Custody fees	37,461
Legal fees	12,830
Printing and shareholder reports fees	28,427
Registration fees	84,905
Other	19,397
Total expenses before waiver and/or reimbursement and recapture	975,891
Expenses waived and/or reimbursed:
Class C	(100)
Class I2	(7,835)
Class I3	(4,590)
Class R	(1,652)
Class R4	(511)
Class R6	(89)
Recapture of previously waived and/or reimbursed fees:
Class C	80
Class I2	7,835
Class I3	4,590
Class R	731
Class R4	56
Class R6	89
Net expenses	974,495
Net investment income (loss)	4,840,266
Net realized gain (loss) on:
Investments	(2,505,992)
Forward foreign currency contracts	78,775
Foreign currency transactions	5,607
Net realized gain (loss)	(2,421,610)
Net change in unrealized appreciation (depreciation) on:
Investments	14,134,098
Forward foreign currency contracts	124,025
Translation of assets and liabilities denominated in foreign currencies	(9,706)
Net change in unrealized appreciation (depreciation)	14,248,417
Net realized and change in unrealized gain (loss)	11,826,807
Net increase (decrease) in net assets resulting from operations	$16,667,073
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$4,840,266	$4,681,040
Net realized gain (loss)	(2,421,610)	(2,204,094)
Net change in unrealized appreciation (depreciation)	14,248,417	(573,227)
Net increase (decrease) in net assets resulting from operations	16,667,073	1,903,719
Dividends and/or distributions to shareholders:
Class A	(45,757)	(92,006)
Class C	(4,014)	(24,544)
Class I	(138,972)	(405,069)
Class I2	(2,912,571)	(5,298,282)
Class I3	(1,598,067)	—
Class R	(146,744)	—
Class R4	(8,274)	—
Class R6	(7,962)	(6,926)
Return of capital:
Class A	—	(4,337)
Class C	—	(902)
Class I	—	(17,913)
Class I2	—	(280,860)
Class R6	—	(344)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(4,862,361)	(6,131,183)
Capital share transactions:
Proceeds from shares sold:
Class A	33,326	7,544
Class C	408	24,496
Class I	817,121	2,913,833
Class I2	12,704,633	22,789,732
Class I3 (A)	2,280,681	108,958
Class R (A)	177,155	4,166
Class R4 (A)	47,476	18,032
Class R6	713,466	25,256
	16,774,266	25,892,017
Issued from fund acquisition:
Class I3 (A)	—	59,228,796
Class R (A)	—	6,538,885
Class R4 (A)	—	842,993
	—	66,610,674
Dividends and/or distributions reinvested:
Class A	45,757	96,343
Class C	4,014	25,446
Class I	138,972	422,982
Class I2	2,912,571	5,579,142
Class I3 (A)	1,598,067	—
Class R (A)	146,744	—
Class R4 (A)	8,274	—
Class R6	7,962	7,270
	4,862,361	6,131,183
Cost of shares redeemed:
Class A	(333,866)	(474,629)
Class C	(207,639)	(379,605)
Class I	(1,924,800)	(7,579,930)
Class I2	(27,859,514)	(15,335,441)
Class I3 (A)	(9,943,459)	(3,275)
Class R (A)	(903,079)	(344,240)
Class R4 (A)	(765,406)	(28,652)
Class R6	(702,262)	(53,963)
	(42,640,025)	(24,199,735)
Automatic conversions:
Class A	34,770	22,189
Class C	(34,770)	(22,189)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(21,003,398)	74,434,139
Net increase (decrease) in net assets	(9,198,686)	70,206,675
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Net assets:
Beginning of year	$185,949,583	$115,742,908
End of year	$176,750,897	$185,949,583
Capital share transactions - shares:
Shares issued:
Class A	3,461	792
Class C	44	2,626
Class I	85,310	304,470
Class I2	1,296,398	2,378,991
Class I3 (A)	234,337	11,868
Class R (A)	18,549	457
Class R4 (A)	4,979	1,968
Class R6	74,111	2,640
	1,717,189	2,703,812
Shares issued on fund acquisition:
Class I3 (A)	—	6,450,043
Class R (A)	—	719,913
Class R4 (A)	—	92,063
	—	7,262,019
Shares reinvested:
Class A	4,782	10,229
Class C	433	2,771
Class I	14,377	44,499
Class I2	300,834	586,023
Class I3 (A)	165,090	—
Class R (A)	15,339	—
Class R4 (A)	866	—
Class R6	827	763
	502,548	644,285
Shares redeemed:
Class A	(35,031)	(49,974)
Class C	(22,524)	(41,196)
Class I	(201,815)	(790,585)
Class I2	(2,879,702)	(1,614,271)
Class I3 (A)	(1,029,366)	(357)
Class R (A)	(94,175)	(37,912)
Class R4 (A)	(80,293)	(3,131)
Class R6	(72,471)	(5,591)
	(4,415,377)	(2,543,017)
Automatic conversions:
Class A	3,663	2,329
Class C	(3,767)	(2,392)
	(104)	(63)
Net increase (decrease) in shares outstanding:
Class A	(23,125)	(36,624)
Class C	(25,814)	(38,191)
Class I	(102,128)	(441,616)
Class I2	(1,282,470)	1,350,743
Class I3 (A)	(629,939)	6,461,554
Class R (A)	(60,287)	682,458
Class R4 (A)	(74,448)	90,900
Class R6	2,467	(2,188)
	(2,195,744)	8,067,036

(A)	Class I3, R and R4 commenced operations on October 27, 2023.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$9.08	$9.39	$11.09	$10.78	$10.26
Investment operations:
Net investment income (loss) (A)	0.23	0.30	0.50	0.32	0.10
Net realized and unrealized gain (loss)	0.60	(0.17)	(1.80)	0.29	0.51
Total investment operations	0.83	0.13	(1.30)	0.61	0.61
Contributions from affiliate	—	—	0.01 (B)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.24)	(0.37)	(0.30)	(0.09)
Net realized gains	—	(0.18)	(0.04)	—	—
Return of capital	—	(0.02)	—	—	—
Total dividends and/or distributions to shareholders	(0.24)	(0.44)	(0.41)	(0.30)	(0.09)
Net asset value, end of year	$9.67	$9.08	$9.39	$11.09	$10.78
Total return (C)	9.16%	1.32%	(11.94)%(B)	5.73%	5.99%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,781	$1,883	$2,291	$1,430	$866
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.87%	1.08%	0.98%	1.02%	1.10%
Including waiver and/or reimbursement and recapture	0.87%	0.99%	1.00%	1.00%	1.00%
Net investment income (loss) to average net assets	2.40%	3.18%	4.84%	2.90%	0.97%
Portfolio turnover rate	27%	43%	62%	48%	28%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class C
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$8.84	$9.15	$10.79	$10.52	$10.04
Investment operations:
Net investment income (loss) (A)	0.14	0.23	0.43	0.25	0.05
Net realized and unrealized gain (loss)	0.58	(0.16)	(1.78)	0.26	0.47
Total investment operations	0.72	0.07	(1.35)	0.51	0.52
Contributions from affiliate	—	—	0.05 (B)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.18)	(0.30)	(0.24)	(0.04)
Net realized gains	—	(0.18)	(0.04)	—	—
Return of capital	—	(0.02)	—	—	—
Total dividends and/or distributions to shareholders	(0.17)	(0.38)	(0.34)	(0.24)	(0.04)
Net asset value, end of year	$9.39	$8.84	$9.15	$10.79	$10.52
Total return (C)	8.21%	0.68%	(12.26)%(B)	4.89%	5.23%
Ratio and supplemental data:
Net assets end of year (000’s)	$165	$384	$747	$934	$562
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.72%	1.85%	1.72%	1.70%	1.80%
Including waiver and/or reimbursement and recapture	1.71%	1.71%	1.71%	1.72%	1.75%
Net investment income (loss) to average net assets	1.53%	2.44%	4.24%	2.37%	0.44%
Portfolio turnover rate	27%	43%	62%	48%	28%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.46%.

(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$9.17	$9.46	$11.18	$10.86	$10.32
Investment operations:
Net investment income (loss) (A)	0.26	0.35	0.53	0.37	0.16
Net realized and unrealized gain (loss)	0.60	(0.17)	(1.81)	0.29	0.49
Total investment operations	0.86	0.18	(1.28)	0.66	0.65
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.27)	(0.40)	(0.34)	(0.11)
Net realized gains	—	(0.18)	(0.04)	—	—
Return of capital	—	(0.02)	—	—	—
Total dividends and/or distributions to shareholders	(0.26)	(0.47)	(0.44)	(0.34)	(0.11)
Net asset value, end of year	$9.77	$9.17	$9.46	$11.18	$10.86
Total return	9.42%	1.86%	(11.73)%	6.08%	6.33%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,185	$5,800	$10,169	$14,310	$5,897
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.62%	0.81%	0.72%	0.72%	0.82%
Including waiver and/or reimbursement and recapture	0.62%	0.65%	0.65%	0.65%	0.73%
Net investment income (loss) to average net assets	2.69%	3.62%	5.05%	3.31%	1.48%
Portfolio turnover rate	27%	43%	62%	48%	28%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$9.18	$9.49	$11.21	$10.88	$10.35
Investment operations:
Net investment income (loss) (A)	0.26	0.34	0.53	0.35	0.15
Net realized and unrealized gain (loss)	0.61	(0.18)	(1.81)	0.32	0.49
Total investment operations	0.87	0.16	(1.28)	0.67	0.64
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.27)	(0.40)	(0.34)	(0.11)
Net realized gains	—	(0.18)	(0.04)	—	—
Return of capital	—	(0.02)	—	—	—
Total dividends and/or distributions to shareholders	(0.27)	(0.47)	(0.44)	(0.34)	(0.11)
Net asset value, end of year	$9.78	$9.18	$9.49	$11.21	$10.88
Total return	9.49%	1.66%	(11.66)%	6.16%	6.23%
Ratio and supplemental data:
Net assets end of year (000’s)	$106,225	$111,418	$102,380	$118,370	$86,849
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.52%	0.71%	0.62%	0.63%	0.72%
Including waiver and/or reimbursement and recapture	0.52%(C)	0.64%	0.62%	0.63%(C)	0.72%
Net investment income (loss) to average net assets	2.71%	3.53%	5.07%	3.15%	1.46%
Portfolio turnover rate	27%	43%	62%	48%	28%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I3
	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$9.18	$9.18
Investment operations:
Net investment income (loss) (B)	0.27	0.04
Net realized and unrealized gain (loss)	0.60	(0.04)
Total investment operations	0.87	—
Contributions from affiliate	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	—
Net asset value, end of year	$9.78	$9.18
Total return	9.49%	0.00%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$57,058	$59,308
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.52%	0.60%(D)
Including waiver and/or reimbursement and recapture	0.52%(E)	0.53%(D)
Net investment income (loss) to average net assets	2.76%	16.89%(D)
Portfolio turnover rate	27%	43%

(A)	Commenced operations on October 27, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class R
	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$9.08	$9.08
Investment operations:
Net investment income (loss) (B)	0.22	0.04
Net realized and unrealized gain (loss)	0.59	(0.04)
Total investment operations	0.81	—
Contributions from affiliate	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	—
Net asset value, end of year	$9.66	$9.08
Total return	8.94%	0.00%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$6,013	$6,194
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%	1.10%(D)
Including waiver and/or reimbursement and recapture	1.00%	1.00%(D)
Net investment income (loss) to average net assets	2.26%	15.21%(D)
Portfolio turnover rate	27%	43%

(A)	Commenced operations on October 27, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R4
	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$9.15	$9.15
Investment operations:
Net investment income (loss) (B)	0.13	0.04
Net realized and unrealized gain (loss)	0.72	(0.04)
Total investment operations	0.85	—
Contributions from affiliate	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.25)	—
Net asset value, end of year	$9.75	$9.15
Total return	9.39%	0.00% (C)
Ratio and supplemental data:
Net assets end of year (000’s)	$160	$832
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.85% (D)
Including waiver and/or reimbursement and recapture	0.65%	0.65% (D)
Net investment income (loss) to average net assets	1.35%	14.40% (D)
Portfolio turnover rate	27%	43%

(A)	Commenced operations on October 27, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Class R6
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$9.18	$9.49	$11.21	$10.89	$10.35
Investment operations:
Net investment income (loss) (A)	0.35	0.34	0.56	0.35	0.16
Net realized and unrealized gain (loss)	0.53	(0.18)	(1.84)	0.31	0.49
Total investment operations	0.88	0.16	(1.28)	0.66	0.65
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.27)	(0.40)	(0.34)	(0.11)
Net realized gains	—	(0.18)	(0.04)	—	—
Return of capital	—	(0.02)	—	—	—
Total dividends and/or distributions to shareholders	(0.27)	(0.47)	(0.44)	(0.34)	(0.11)
Net asset value, end of year	$9.79	$9.18	$9.49	$11.21	$10.89
Total return	9.61%	1.65%	(11.66)%	6.07%	6.33%
Ratio and supplemental data:
Net assets end of year (000’s)	$164	$131	$156	$72	$59
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.52%	0.71%	0.62%	0.63%	0.72%
Including waiver and/or reimbursement and recapture	0.52%(C)	0.64%	0.62%	0.63%(C)	0.72%
Net investment income (loss) to average net assets	3.60%	3.55%	5.41%	3.14%	1.47%
Portfolio turnover rate	27%	43%	62%	48%	28%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Inflation Opportunities (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers eight classes of shares, Class A, Class C, Class I, Class I2, Class I3, Class R, Class R4 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund's financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2024 by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments and derivative instruments.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. SECURITIES AND OTHER INVESTMENTS
Treasury inflation-protected securities (“TIPS”): The Fund may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
4. SECURITIES AND OTHER INVESTMENTS (continued)
normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2024, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$2,083,638	$—	$—	$—	$2,083,638
Total Borrowings	$2,083,638	$—	$—	$—	$2,083,638
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Fund's investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Fund's investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Forward foreign currency contracts: The Fund is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.
Open forward foreign currency contracts at October 31, 2024 are listed within the Schedule of Investments.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The following is a summary of the location and the Fund's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2024.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts: Unrealized appreciation on forward foreign currency contracts	$—	$767,562	$—	$—	$—	$767,562
Total	$—	$767,562	$—	$—	$—	$767,562

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts: Unrealized depreciation on forward foreign currency contracts	$—	$(4,813)	$—	$—	$—	$(4,813)
Total	$—	$(4,813)	$—	$—	$—	$(4,813)
The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2024.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$78,775	$—	$—	$—	$78,775
Total	$—	$78,775	$—	$—	$—	$78,775

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$124,025	$—	$—	$—	$124,025
Total	$—	$124,025	$—	$—	$—	$124,025
The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2024.
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	$4,559,710
Average contract amounts sold — in USD	16,886,090
The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.
ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.
Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fundis in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
The following is a summary of the Fund OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Fund as of October 31, 2024. For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.
	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Receivable		Financial Instruments	Collateral Pledged (B)	Net Payable
	Assets				Liabilities
JPMorgan Securities LLC	$—	$—	$—	$—	$4,813	$—	$—	$4,813
Morgan Stanley Capital Services LLC	767,562	—	—	767,562	—	—	—	—
Total	$767,562	$—	$—	$767,562	$4,813	$—	$—	$4,813

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
7. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Inflation-protected securities risk: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. RISK FACTORS (continued)
A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Sovereign debt risk: Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Focused investing risk: To the extent the Fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the Fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase fund losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Fund. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Fund. In certain cases, the Fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Fund to certain operational and legal risks. The Fund may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. RISK FACTORS (continued)
restrictions on funds using derivatives. Rule 18f-4 could have an adverse impact on the Fund’s performance and its ability to implement its investment strategies and may increase costs related to the Fund’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$164,466,710	93.05%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.380%
Over $500 million up to $750 million	0.375
Over $750 million	0.370
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A, Class R	1.00%	March 1, 2025
Class C	1.71	March 1, 2025
Class I, Class R4	0.65	March 1, 2025
Class I2, Class I3, Class R6	0.53	March 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class A	$912	$2,027	$—	$2,939
Class C	—	696	100	796
Class I	10,911	12,849	—	23,760
Class I2	—	79,109	7,835	86,944
Class I3 (A)	—	—	475	475
Class R (A)	—	—	990	990
Class R4 (A)	—	—	474	474
Class R6	—	19	89	108

(A)	Class commenced operations on October 27, 2023.
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3 and Class R6.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$46	$—
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$20,284	$1,692
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
9. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$15,531,274	$31,004,121	$35,648,398	$32,209,441
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization adjustments and forward contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to basis adjustments related to a prior year merger. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$(71,015)	$71,015
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$188,290,930	$527,023	$(11,243,668)	$(10,716,645)
As of October 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$3,688,023	$6,051,963
During the year ended October 31, 2024, the Fund did not have any capital loss carryforwards utilized.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$4,862,361	$—	$—	$—	$3,648,927	$—	$2,177,900	$304,356
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$624,007	$—	$—	$(9,739,986)	$—	$(196,526)	$(10,717,057)
11. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
12. REORGANIZATION
Following the close of business on October 27, 2023, Inflation Opportunities acquired all of the net assets of Inflation-Protected Securities pursuant to a Plan of Reorganization. Inflation Opportunities is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of Inflation Opportunities for shares of Inflation-Protected Securities outstanding following the close of business on October 27, 2023. The cost basis of the investments received from Inflation-Protected Securities was carried forward to align ongoing reporting of the Inflation Opportunities realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Shares issued to Inflation-Protected Securities shareholders, along with the exchange ratio of the reorganization for Inflation Opportunities, were as follows:
Inflation- Protected Securities Class	Inflation- Protected Securities Shares	Inflation Opportunities Class	Inflation Opportunities Shares	Dollar Amount	Exchange Ratio(A)
Class I3	6,691,744	Class I3	6,450,043	$59,228,796	0.96
Class R	738,151	Class R	719,913	6,538,885	0.98
Class R4	95,064	Class R4	92,063	842,993	0.97

(A)	Calculated by dividing the Inflation Opportunities shares issuable by the Inflation-Protected Securities shares outstanding on October 27, 2023.
The net assets of Inflation-Protected Securities, including unrealized appreciation (depreciation), were combined with those of Inflation Opportunities. These amounts were as follows:
Inflation- Protected Securities Unrealized Appreciation (Depreciation)	Inflation- Protected Securities Net Assets	Inflation Opportunities Net Assets Prior to Reorganization	Net Assets After Reorganization
$(7,461,198)	$66,610,674	$120,659,435	$187,270,109
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Inflation Opportunities
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Inflation Opportunities (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Inflation Opportunities (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and PineBridge Investments LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmarks, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1- and 5-year periods and in line with the median for the past 3-year period. The Board also noted that the performance of Class I Shares of the Fund was above the benchmark that TAM utilizes to measure performance of the Fund for the past 1- and 3-year periods and below the benchmark for the past 5-year period. The Trustees noted that TAM intends to monitor and report to the Board on the operational stability and compliance oversight of the Sub-Adviser going forward.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on October 27, 2023 and was not fully reflected in the comparative data.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had
Transamerica Funds
Annual Financial Statements 2024

Transamerica Inflation Opportunities

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

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Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978456 TA INFL OPS 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica Intermediate Muni
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 90.7%
Alabama - 1.8%
Alabama State University, Revenue Bonds,
BAM,
5.00%, 09/01/2038 - 09/01/2039	$ 4,575,000	$ 4,845,479
Jacksonville Public Educational Building Authority, Revenue Bonds,
Series A, AGM,
5.25%, 08/01/2053	575,000	608,780
5.50%, 08/01/2058	2,595,000	2,779,273
Lauderdale County Agriculture Center Authority, Special Tax,
4.75%, 07/01/2064	590,000	584,440
5.25%, 07/01/2064	2,700,000	2,828,443
Madison Water & Wastewater Board, Revenue Bonds,
5.25%, 12/01/2048	520,000	572,592
Muscle Shoals Sheffield & Tuscumbia Solid Waste Disposal Authority, Revenue Bonds,
Series A,
6.00%, 05/01/2040 (A)	2,250,000	2,387,661
Public Building Authority of the City of Clanton, Revenue Bonds,
Series A, BAM,
5.00%, 05/01/2049	535,000	556,624
Southeast Energy Authority A Cooperative District, Revenue Bonds,
Series B, Fixed until 09/01/2031,
4.00% (B), 12/01/2051	5,050,000	5,051,704
		20,214,996
Arizona - 2.5%
Arizona Industrial Development Authority, Revenue Bonds,
Series A, BAM,
4.00%, 06/01/2044	2,120,000	2,048,720
5.00%, 06/01/2049 - 06/01/2054	9,915,000	10,062,482
5.25%, 11/01/2053	635,000	673,310
Series B,
4.00%, 07/01/2041	135,000	126,442
County of Pima, Certificate of Participation,
5.00%, 12/01/2026	35,000	35,050
Festival Ranch Community Facilities District, General Obligation Unlimited,
AGC,
4.00%, 07/15/2044 (C)	2,850,000	2,758,670
Industrial Development Authority of the City of Phoenix Arizona, Revenue Bonds,
5.00%, 07/01/2036	740,000	743,004
Industrial Development Authority of the County of Pima, Revenue Bonds,
Series C, GNMA,
4.75%, 07/01/2049	1,400,000	1,409,558
Maricopa County & Phoenix Industrial Development Authorities, Revenue Bonds,
Series A, GNMA,
4.45%, 09/01/2044	645,000	645,344
6.00%, 03/01/2055	4,870,000	5,332,993
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Arizona (continued)
Maricopa County Industrial Development Authority, Revenue Bonds,
4.25%, 07/01/2044	$ 625,000	$ 578,113
Maricopa County School District No. 83- Cartwright Elementary, General Obligation Unlimited,
Series D, BAM,
5.00%, 07/01/2043	520,000	563,574
Maricopa County Unified School District No. 60 Higley, Certificate of Participation,
AGM,
5.00%, 06/01/2053	1,850,000	1,932,264
Tempe Industrial Development Authority, Revenue Bonds,
Series A,
4.00%, 12/01/2025 - 12/01/2026	210,000	209,422
Verrado Western Overlay Community Facilities District, General Obligation Unlimited,
AGC,
4.00%, 07/15/2043 - 07/15/2044	225,000	218,722
		27,337,668
Arkansas - 0.3%
Brookland School District No. 14 Craighead, General Obligation Limited,
4.00%, 06/01/2039	540,000	537,970
County of Pulaski, Revenue Bonds,
5.25%, 03/01/2053	2,865,000	3,059,061
		3,597,031
California - 8.2%
Adelanto Elementary School District Community Facilities District No. 1, Special Tax,
BAM,
5.00%, 09/01/2036	1,355,000	1,464,097
California Enterprise Development Authority, Revenue Bonds,
Series A,
5.50%, 11/01/2059	6,675,000	7,481,181
California Housing Finance Agency, Revenue Bonds,
Series E, FNMA,
2.50%, 02/01/2038	71,285	57,139
California Infrastructure & Economic Development Bank, Revenue Bonds,
Series A, Fixed until 11/12/2024,
8.00% (B), 01/01/2050 (A)	4,000,000	4,121,996
California Municipal Finance Authority, Certificate of Participation,
Series A, AGM,
5.25%, 11/01/2034 - 11/01/2052	1,510,000	1,597,009
California Municipal Finance Authority, Revenue Bonds,
4.38%, 07/01/2025 (A)(D)	55,000	55,065
5.25%, 09/01/2054	3,215,000	3,457,237
Series A,
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
California Municipal Finance Authority, Revenue Bonds, (continued)
4.00%, 10/01/2038 - 10/01/2044	$ 8,825,000	$ 8,447,651
5.00%, 10/01/2044	2,275,000	2,297,846
California Public Finance Authority, Revenue Bonds,
Series A,
4.25%, 06/15/2029 (A)	465,000	454,048
California State University, Revenue Bonds,
Series A,
5.50%, 11/01/2049	3,225,000	3,700,359
California Statewide Communities Development Authority, Revenue Bonds,
5.00%, 11/01/2049 (C)	1,000,000	1,064,250
Series A,
5.00%, 12/01/2025 (A)	225,000	226,758
5.25%, 08/15/2052 - 12/01/2054	2,780,000	3,022,295
5.38%, 08/15/2057	7,900,000	8,477,550
California Statewide Communities Development Authority, Special Assessment,
4.00%, 09/02/2028	1,665,000	1,682,215
5.00%, 09/02/2034	870,000	918,400
Conejo Valley Unified School District, General Obligation Unlimited,
Series E,
0.00%, 08/01/2036 - 08/01/2037	5,465,000	3,435,295
County of El Dorado, Special Tax,
Series A, BAM,
3.00%, 09/01/2025	140,000	139,594
Fairfax School District, General Obligation Unlimited,
BAM,
5.00%, 11/01/2047 - 11/01/2050	710,000	780,462
Golden State Tobacco Securitization Corp., Revenue Bonds,
Series B-2,
Zero Coupon, 06/01/2066	5,000,000	541,042
Lancaster Financing Authority, Revenue Bonds,
Series A, BAM,
5.00%, 05/01/2054	7,915,000	8,538,924
Los Angeles Department of Water & Power, Revenue Bonds,
Series A,
5.00%, 07/01/2030	1,250,000	1,280,261
Series D,
5.25%, 07/01/2054	7,425,000	8,319,935
Manteca Unified School District, General Obligation Unlimited,
Series B,
5.25%, 08/01/2053	1,815,000	1,998,928
Mount Diablo Unified School District, General Obligation Unlimited,
Series A, AGM,
5.50% (B), 08/01/2030	2,000,000	2,036,878
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Municipal Improvement Corp. of Los Angeles, Revenue Bonds,
Series B,
5.00%, 11/01/2030	$ 840,000	$ 873,309
Newman-Crows Landing Unified School District, General Obligation Unlimited,
Series A, BAM,
5.00%, 08/01/2054	1,495,000	1,634,815
Oakland Unified School District/Alameda County, General Obligation Unlimited,
Series A, AGM,
5.25%, 08/01/2048	975,000	1,080,861
Oxnard School District, Certificate of Participation,
BAM,
5.00% (B), 08/01/2045	1,855,000	1,885,584
River Islands Public Financing Authority, Special Tax,
Series A-1, AGM,
5.25%, 09/01/2052	310,000	333,465
San Francisco City & County Redevelopment Successor Agency, Tax Allocation,
AGM,
5.25%, 08/01/2053	1,325,000	1,460,506
San Francisco Community College District, General Obligation Unlimited,
Series B, BAM,
5.25%, 06/15/2049	2,955,000	3,243,770
San Jacinto Unified School District, General Obligation Unlimited,
AGM,
5.00%, 08/01/2030	4,070,000	4,081,838
		90,190,563
Colorado - 4.8%
Arista Metropolitan District, General Obligation Limited,
Series A, BAM,
4.25%, 12/01/2043	950,000	943,475
5.00%, 12/01/2048	1,595,000	1,667,604
Auraria Higher Education Center, Revenue Bonds,
AGM,
4.00%, 04/01/2029	3,185,000	3,195,700
Baseline Metropolitan District No. 1, General Obligation Unlimited,
Series A, AGC,
4.25%, 12/01/2054	2,350,000	2,247,835
5.00%, 12/01/2049	2,085,000	2,194,534
Bradburn Metropolitan District No. 2, General Obligation Limited,
Series A,
4.00%, 12/01/2028 (D)	294,000	287,150
Bromley Park Metropolitan District No. 2, General Obligation Limited,
BAM,
5.38%, 12/01/2053	1,435,000	1,551,577
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Canyons Metropolitan District No. 5, General Obligation Limited,
Series A, BAM,
5.00%, 12/01/2044 - 12/01/2049	$ 3,225,000	$ 3,433,991
5.25%, 12/01/2059	2,000,000	2,152,763
Centennial Water & Sanitation District, Revenue Bonds,
5.25%, 12/01/2053	2,355,000	2,572,692
Colorado Bridge & Tunnel Enterprise, Revenue Bonds,
Series A, AGM,
5.50%, 12/01/2054	1,695,000	1,888,731
Colorado Educational & Cultural Facilities Authority, Revenue Bonds,
Series A,
5.00%, 06/01/2040	1,000,000	1,020,274
Colorado Health Facilities Authority, Revenue Bonds,
Series A,
4.00%, 11/15/2043 - 11/15/2046	2,975,000	2,856,256
5.25%, 12/01/2054	475,000	511,972
Series B,
4.00%, 01/01/2040	2,295,000	2,294,437
Colorado Springs School District No. 11 Facilities Corp., Certificate of Participation,
BAM,
5.00%, 12/15/2044	1,015,000	1,093,763
Denver City & County Housing Authority, Revenue Bonds,
Series A,
4.50%, 07/01/2041	1,275,000	1,284,195
5.00%, 07/01/2027	1,865,000	1,919,618
Erie Farm Metropolitan District, General Obligation Limited,
AGM,
5.00%, 12/01/2046	405,000	425,933
Hunters Overlook Metropolitan District No. 5, General Obligation Limited,
AGC,
5.00%, 12/01/2049	1,140,000	1,203,359
Lakes at Centerra Metropolitan District No. 2, General Obligation Limited,
Series A, AGM,
4.00%, 12/01/2043	1,050,000	1,021,689
5.00%, 12/01/2049	3,840,000	4,100,371
Series B, AGM,
4.25%, 12/15/2044	1,610,000	1,622,985
Midtown Clear Creek Metropolitan District, General Obligation Limited,
Series A, BAM,
5.00%, 12/01/2053	305,000	324,755
Neu Town Metropolitan District, General Obligation Limited,
AGM,
5.00%, 12/01/2043	225,000	241,161
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Niwot Sanitation District, Revenue Bonds,
BAM,
5.00%, 12/01/2049	$ 1,490,000	$ 1,575,237
Northglenn Urban Renewal Authority, Tax Allocation,
4.00%, 12/01/2027 - 12/01/2038	790,000	766,235
Palisade Park North Metropolitan District No. 2, General Obligation Limited,
AGC,
5.00%, 12/01/2044	180,000	194,232
5.25%, 12/01/2054	955,000	1,036,034
Park Creek Metropolitan District, Revenue Bonds,
Series A,
5.00%, 12/01/2032 - 12/01/2043	1,430,000	1,510,722
Rampart Range Metropolitan District No. 5, Revenue Bonds,
4.00%, 12/01/2051	1,500,000	1,254,536
Ravenna Metropolitan District, General Obligation Limited,
AGM,
5.00%, 12/01/2043	485,000	504,724
Snake River Water District, Revenue Bonds,
BAM,
4.00%, 03/01/2044	1,765,000	1,738,224
Todd Creek Village Metropolitan District Water Activity Enterprise Revenue, Revenue Bonds,
AGM,
4.13%, 12/01/2044	500,000	492,648
Town of Gypsum Sewer Revenue, Revenue Bonds,
AGC,
5.00%, 12/01/2054	200,000	212,969
Transport Metropolitan District No. 3, General Obligation Limited,
Series A-2,
Zero Coupon (E), 12/01/2051	1,000,000	782,892
Willow Springs Metropolitan District, General Obligation Limited,
Series A, AGC,
4.50%, 10/01/2054 (C)	675,000	658,457
		52,783,730
Connecticut - 0.8%
City of New Haven, General Obligation Unlimited,
BAM,
5.25%, 08/01/2043	355,000	385,821
Series B, BAM,
5.00%, 08/15/2025	40,000	40,445
Connecticut State Health & Educational Facilities Authority, Revenue Bonds,
5.00%, 12/01/2045	785,000	791,123
Series A, AGM-CR,
2.13%, 07/01/2031	6,415,000	5,771,647
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Connecticut (continued)
Connecticut State Health & Educational Facilities Authority, Revenue Bonds, (continued)
Series M,
4.00%, 07/01/2039	$ 1,315,000	$ 1,289,592
State of Connecticut Special Tax Revenue, Revenue Bonds,
Series A,
5.00%, 09/01/2034	1,000,000	1,000,667
		9,279,295
Delaware - 0.3%
Delaware State Economic Development Authority, Revenue Bonds,
Series B,
5.25%, 11/15/2053	2,500,000	2,582,256
Delaware Transportation Authority, Revenue Bonds,
5.00%, 06/01/2055	255,000	256,136
		2,838,392
District of Columbia - 0.7%
District of Columbia, Revenue Bonds,
Series A,
4.13%, 07/01/2027	490,000	488,745
5.00%, 07/01/2032	1,300,000	1,318,601
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Revenue Bonds,
Series A, AGM-CR,
6.50% (B), 10/01/2044	1,180,000	1,298,007
Washington Metropolitan Area Transit Authority Dedicated Revenue, Revenue Bonds,
Series A,
5.25%, 07/15/2059	2,940,000	3,183,060
5.50%, 07/15/2051	1,185,000	1,306,486
		7,594,899
Florida - 3.9%
Brevard County Housing Finance Authority, Revenue Bonds,
FNMA,
4.45%, 01/01/2040 (C)	1,000,000	1,001,378
City of Gainesville Utilities System Revenue, Revenue Bonds,
Series A,
5.00%, 10/01/2047	1,615,000	1,692,352
City of Lakeland, Revenue Bonds,
5.00%, 11/15/2045	3,580,000	3,581,950
City of Orlando Tourist Development Tax Revenue, Revenue Bonds,
Series B, AGM,
5.00%, 11/01/2035 - 11/01/2037	870,000	903,846
City of Tampa Water & Wastewater System Revenue, Revenue Bonds,
5.00%, 10/01/2054	1,250,000	1,346,022
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
Collier County Industrial Development Authority, Revenue Bonds,
Series A, AGM,
5.00%, 10/01/2042 - 10/01/2054	$ 8,805,000	$ 9,360,799
County of Miami-Dade, Revenue Bonds,
Series A, AGC,
6.88% (B), 10/01/2034	545,000	634,014
County of Miami-Dade Water & Sewer System Revenue, Revenue Bonds,
Series A,
5.25%, 10/01/2054	1,000,000	1,083,264
County of Okeechobee Half-Cent Sales Tax Revenue, Revenue Bonds,
Series A, AGM,
5.00%, 09/01/2044 - 09/01/2049	2,190,000	2,330,101
County of Pasco, Revenue Bonds,
AGM,
5.75%, 09/01/2054	765,000	848,084
Series A, AGM,
5.50%, 09/01/2043	215,000	235,489
Florida Development Finance Corp., Revenue Bonds,
Series A,
5.00%, 06/15/2035 - 06/15/2040	1,195,000	1,211,425
5.25%, 06/01/2049	1,150,000	1,183,314
Florida State Board of Governors, Revenue Bonds,
Series A, BAM,
5.00%, 07/01/2035 - 07/01/2037	5,940,000	6,459,282
JEA Water & Sewer System Revenue, Revenue Bonds,
Series A,
5.50%, 10/01/2054	350,000	388,172
North Sumter County Utility Dependent District, Revenue Bonds,
BAM,
5.00%, 10/01/2037	255,000	271,235
St. Johns County Industrial Development Authority, Revenue Bonds,
4.00%, 12/15/2024	140,000	139,833
St. Johns County School Board, Certificate of Participation,
Series A, AGM,
5.25%, 07/01/2046	340,000	372,055
5.50%, 07/01/2049	2,455,000	2,712,618
Volusia County Educational Facility Authority, Revenue Bonds,
5.25%, 06/01/2054	4,710,000	4,810,263
Wildwood Utility Dependent District, Revenue Bonds,
AGM,
5.50%, 10/01/2048 - 10/01/2053	2,535,000	2,771,611
		43,337,107
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Georgia - 1.8%
Albany-Dougherty County Hospital Authority, Revenue Bonds,
Series A, BAM-TCRS,
5.00%, 09/01/2032 - 09/01/2033	$ 1,725,000	$ 1,924,482
Atlanta Development Authority, Tax Allocation,
Series A,
5.00%, 04/01/2034 (A)	500,000	502,673
City of Atlanta Department of Aviation, Revenue Bonds,
Series A-1,
5.00%, 07/01/2054	2,900,000	3,086,845
Coweta County Water & Sewage Authority, Revenue Bonds,
5.00%, 06/01/2049 - 06/01/2054	4,115,000	4,417,010
DeKalb County Development Authority, Revenue Bonds,
Series A,
4.00%, 06/01/2035	500,000	483,453
Development Authority of Lagrange, Revenue Bonds,
4.50%, 10/15/2031	1,810,000	1,748,006
5.00%, 10/15/2052	450,000	401,312
Rockdale County Public Facilities Authority, Revenue Bonds,
5.00%, 01/01/2054	6,435,000	6,901,987
		19,465,768
Idaho - 0.0% (F)
Idaho Housing & Finance Association, Revenue Bonds,
Series A,
4.63%, 07/01/2029 (A)	135,000	135,138
Illinois - 5.1%
Chicago O'Hare International Airport, Revenue Bonds,
Series B,
5.50%, 01/01/2059	2,000,000	2,192,477
City of Chicago Waterworks Revenue, Revenue Bonds,
Series A, AGM,
5.50%, 11/01/2062	18,315,000	19,972,024
City of Lake Forest, General Obligation Unlimited,
2.00%, 12/15/2029	3,875,000	3,585,158
City of Polo, General Obligation Unlimited,
BAM,
5.00%, 12/01/2044 - 12/01/2053	310,000	324,850
Cook & Will Counties Community College District No. 515, General Obligation Limited,
5.00%, 12/01/2024	45,000	45,044
Illinois Finance Authority, Revenue Bonds,
4.00%, 08/01/2032 - 10/15/2037	7,020,000	6,334,731
5.00%, 08/01/2028 - 12/01/2036	1,320,000	1,353,030
Series A,
5.00%, 11/01/2029	4,320,000	4,399,952
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Illinois Housing Development Authority, Revenue Bonds,
FNMA,
2.63%, 09/01/2032	$ 1,356,480	$ 1,188,643
Marshall Putnam & Bureau Counties Community Unit School District No. 5 Henry, Revenue Bonds,
4.75%, 12/01/2028 - 12/01/2029 (C)	3,015,000	3,014,985
McHenry County Community Unit School District No. 12 Johnsburg, General Obligation Unlimited,
BAM,
5.00%, 01/01/2035	1,020,000	1,022,483
Northeastern Illinois University, Certificate of Participation,
AGM,
4.00%, 07/01/2025	75,000	74,706
Northern Illinois University, Revenue Bonds,
Series B, BAM,
4.00%, 04/01/2036 - 04/01/2041	1,740,000	1,692,755
Southern Illinois University, Certificate of Participation,
Series A-1, BAM,
4.00%, 02/15/2026	455,000	455,074
Southwestern Illinois Development Authority, Revenue Bonds,
Series B, BAM-TCRS,
5.00%, 10/15/2026	850,000	864,237
St. Clair County Community Unit School District No. 187 Cahokia, General Obligation Unlimited,
Series A, AGM,
5.00%, 01/01/2049 - 01/01/2054	2,275,000	2,370,591
Series B, AGM,
5.00%, 01/01/2042 - 01/01/2044	1,100,000	1,167,329
Village of Dolton, General Obligation Unlimited,
Series A, AGC,
4.50%, 12/01/2024	300,000	300,066
Village of Lyons, General Obligation Unlimited,
Series B, BAM,
4.00%, 12/01/2037	1,050,000	1,061,268
5.00%, 12/01/2032	125,000	125,120
Village of Matteson, Revenue Bonds,
BAM,
5.00%, 12/01/2024	360,000	360,434
Will County Community Unit School District No. 201-U Crete-Monee, General Obligation Limited,
Series E, AGM,
5.25%, 09/01/2042	1,885,000	2,055,241
Yorkville-Bristol Sanitation District, General Obligation Unlimited,
BAM,
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Yorkville-Bristol Sanitation District, General Obligation Unlimited, (continued)
4.50%, 12/15/2053 (C)	$ 1,300,000	$ 1,290,640
5.00%, 12/15/2047 - 12/15/2050 (C)	1,200,000	1,247,774
		56,498,612
Indiana - 3.7%
Bloomington Redevelopment District, Tax Allocation,
AGC,
5.00%, 02/01/2040 (C)	750,000	812,638
Fishers Town Hall Building Corp., Revenue Bonds,
Series A, BAM,
5.63%, 07/15/2053	945,000	1,069,019
5.75%, 07/15/2058 - 01/15/2063	10,110,000	11,588,943
Gary Chicago International Airport Authority, Tax Allocation,
AGM,
5.00%, 02/01/2037	1,025,000	1,083,393
Indiana Finance Authority, Revenue Bonds,
AGM,
5.00%, 01/01/2052	450,000	465,909
Series A,
3.00%, 11/01/2030	3,470,000	3,314,269
5.00%, 10/01/2053	600,000	633,838
Series B,
2.50%, 11/01/2030	2,500,000	2,289,804
3.00%, 11/01/2030	750,000	716,729
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds,
Series A,
6.00%, 01/15/2042	995,000	1,151,463
Series F-1, BAM,
5.00%, 03/01/2053 - 03/01/2058	13,940,000	14,508,961
5.25%, 03/01/2067	2,755,000	2,914,512
Northern Indiana Commuter Transportation District, Revenue Bonds,
5.00%, 01/01/2054	680,000	717,218
		41,266,696
Iowa - 0.2%
Iowa Finance Authority, Revenue Bonds,
Series A,
4.00%, 05/15/2053	2,500,000	2,076,082
Kansas - 0.1%
Harvey County Unified School District 440 Halstead-Bentley, General Obligation Unlimited,
BAM,
5.00%, 09/01/2049	1,350,000	1,413,324
Shawnee County Unified School District No. 372 Silver Lake, General Obligation Unlimited,
AGM,
5.50%, 09/01/2048	135,000	145,758
		1,559,082
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kentucky - 1.3%
Kentucky Bond Development Corp., Revenue Bonds,
BAM,
5.00%, 09/01/2049	$ 1,865,000	$ 1,938,283
Kentucky Economic Development Finance Authority, Revenue Bonds,
Series A, AGM,
5.00%, 12/01/2045 - 12/01/2047	9,875,000	10,107,843
Kentucky Municipal Power Agency, Revenue Bonds,
Series A, Fixed until 09/02/2025,
3.45% (B), 09/01/2042	2,000,000	1,985,263
Louisville/Jefferson County Metropolitan Government, Revenue Bonds,
Series A, AGM,
5.00%, 05/15/2047	680,000	709,231
		14,740,620
Louisiana - 0.7%
Louisiana Public Facilities Authority, Revenue Bonds,
5.00%, 07/01/2022 - 07/01/2027	3,160,000	2,746,000
5.75%, 09/01/2064	5,000,000	5,409,247
		8,155,247
Maine - 0.9%
Maine Health & Higher Educational Facilities Authority, Revenue Bonds,
Series A, AGC,
5.25%, 07/01/2049	5,810,000	6,274,824
Maine State Housing Authority, Revenue Bonds,
Series B-2,
4.40%, 11/15/2043	1,130,000	1,128,720
Series E,
4.45%, 11/15/2038	2,195,000	2,272,900
		9,676,444
Maryland - 1.3%
Maryland Economic Development Corp., Revenue Bonds,
AGM,
5.00%, 07/01/2054	750,000	781,458
5.13%, 07/01/2059	3,725,000	3,911,314
5.25%, 07/01/2064	2,250,000	2,374,700
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds,
4.00%, 07/01/2045	130,000	121,593
5.00%, 07/01/2034	795,000	881,275
Maryland Stadium Authority, Revenue Bonds,
5.25%, 06/01/2051	5,000,000	5,473,823
State of Maryland, General Obligation Unlimited,
Series 1,
4.00%, 06/01/2030	1,275,000	1,275,005
		14,819,168
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Massachusetts - 1.3%
Commonwealth of Massachusetts Transportation Fund Revenue, Revenue Bonds,
Series A,
5.00%, 06/01/2044 - 06/01/2053	$ 4,590,000	$ 4,873,341
Massachusetts Bay Transportation Authority Sales Tax Revenue, Revenue Bonds,
Series A,
5.25%, 07/01/2052	4,635,000	5,101,738
Massachusetts Development Finance Agency, Revenue Bonds,
5.00%, 10/01/2039	250,000	257,883
Series D,
4.00%, 07/01/2045	150,000	140,300
Series E,
4.00%, 07/01/2038	120,000	114,534
Series P,
5.45%, 05/15/2059	3,335,000	3,662,947
		14,150,743
Michigan - 2.3%
Berkley School District, General Obligation Unlimited,
Series II,
5.00%, 05/01/2049	5,240,000	5,556,260
Charles Stewart Mott Community College, General Obligation Unlimited,
AGM,
5.00%, 05/01/2042 - 05/01/2044	5,790,000	6,334,663
Detroit Wayne County Stadium Authority, Revenue Bonds,
AGM,
5.00%, 10/01/2026	1,385,000	1,385,636
Great Lakes Water Authority Water Supply System Revenue, Revenue Bonds,
Series B,
5.25%, 07/01/2053	430,000	468,695
Martin Public Schools, General Obligation Unlimited,
Series I,
5.00%, 05/01/2050	850,000	917,408
Mattawan Consolidated School District, General Obligation Unlimited,
Series I,
5.00%, 05/01/2054	3,330,000	3,536,353
Michigan Strategic Fund, Revenue Bonds,
5.00%, 11/15/2049	2,150,000	1,929,728
North Muskegon Public Schools, General Obligation Unlimited,
5.00%, 05/01/2048	155,000	166,446
Okemos Public Schools, General Obligation Unlimited,
Series II,
5.00%, 05/01/2054	3,335,000	3,574,060
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan (continued)
Suttons Bay Public Schools, General Obligation Unlimited,
Series I,
5.00%, 05/01/2046	$ 160,000	$ 171,035
Walled Lake Consolidated School District, General Obligation Unlimited,
5.00%, 05/01/2054	1,390,000	1,475,017
		25,515,301
Minnesota - 1.4%
City of Coon Rapids, Revenue Bonds,
Series M, FNMA,
5.60%, 12/01/2039	1,743,668	1,833,029
City of Deephaven, Revenue Bonds,
Series A,
4.40%, 07/01/2025	25,000	25,035
City of Minneapolis, Revenue Bonds,
Series A, AGM-CR,
5.00%, 11/15/2035	3,940,000	4,133,246
City of Red Wing, Revenue Bonds,
Series A,
5.00%, 08/01/2047	655,000	554,904
City of St. Cloud, Revenue Bonds,
5.00%, 05/01/2054	2,000,000	2,110,979
City of Stillwater, Tax Allocation,
3.00%, 02/01/2026 - 02/01/2027	740,000	728,168
Duluth Economic Development Authority, Revenue Bonds,
4.00%, 07/01/2041	905,000	766,057
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Revenue Bonds,
Series A,
5.00%, 12/01/2030	195,000	195,109
Series B,
4.25%, 04/01/2025 (D)	25,000	24,955
Minnesota Housing Finance Agency, Revenue Bonds,
Series C,
3.45%, 02/01/2025	1,660,000	1,658,763
Series D, GNMA, FNMA, FHLMC,
2.00%, 07/01/2032	535,000	455,773
Series F, GNMA, FNMA, FHLMC,
2.30%, 07/01/2032	555,000	483,304
St. Paul Port Authority, Revenue Bonds,
Series 1,
5.00%, 10/01/2043 (C)	2,010,000	2,132,337
Township of Baytown, Revenue Bonds,
Series A,
4.00%, 08/01/2036	520,000	492,687
		15,594,346
Mississippi - 0.5%
Mississippi Development Bank, Revenue Bonds,
AGM,
6.88%, 12/01/2040	3,160,000	3,215,447
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Mississippi (continued)
Mississippi Home Corp., Revenue Bonds,
Series E, GNMA, FNMA, FHLMC,
7.50%, 06/01/2044 - 06/01/2049 (C)	$ 1,560,000	$ 1,941,356
		5,156,803
Missouri - 0.9%
Health & Educational Facilities Authority, Revenue Bonds,
Series A,
5.00%, 02/01/2029	2,145,000	2,214,559
Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds,
5.00%, 01/01/2044	4,480,000	4,480,994
Kansas City Industrial Development Authority, Revenue Bonds,
Series 2024 A-1,
5.00%, 06/01/2054 (A)	800,000	774,767
Mineral Area Community College District, General Obligation Unlimited,
AGM,
5.00%, 03/01/2044	725,000	763,181
Missouri Housing Development Commission, Revenue Bonds,
Series B, GNMA, FNMA, FHLMC,
2.55%, 11/01/2029	135,000	126,533
Northeast Ambulance & Fire Protection District, General Obligation Unlimited,
AGM,
5.50%, 03/01/2044	155,000	169,060
Riverview Gardens School District, General Obligation Unlimited,
6.00%, 04/01/2042	365,000	407,509
Valley Park School District, General Obligation Unlimited,
BAM,
5.50%, 03/01/2044	705,000	764,672
		9,701,275
Montana - 0.1%
Montana Board of Housing, Revenue Bonds,
Series A,
4.45%, 12/01/2044	570,000	570,348
Nebraska - 0.4%
Nebraska Investment Finance Authority, Revenue Bonds,
Series E, GNMA, FNMA, FHLMC,
4.65%, 09/01/2043	2,200,000	2,224,874
Nebraska State Colleges, Revenue Bonds,
AGM,
5.00%, 07/01/2048 - 07/01/2053	2,585,000	2,722,112
		4,946,986
Nevada - 0.4%
Carson City, Revenue Bonds,
Series A,
5.00%, 09/01/2029	270,000	279,262
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Nevada (continued)
Henderson Local Improvement Districts, Special Assessment,
2.50%, 09/01/2025	$ 60,000	$ 59,079
Henderson Redevelopment Agency, Tax Allocation,
AGM,
5.25%, 04/01/2043 - 04/01/2050	3,680,000	3,956,603
		4,294,944
New Hampshire - 0.9%
City of Manchester Sewer Revenue, Revenue Bonds,
AGC,
5.25%, 06/01/2054	2,895,000	3,158,216
New Hampshire Business Finance Authority, Revenue Bonds,
Series A, BAM,
5.25%, 12/01/2041 - 06/01/2051	5,995,000	6,455,753
		9,613,969
New Jersey - 0.9%
City of Newark Mass Transit Access Tax Revenue, Revenue Bonds,
AGM,
5.00%, 11/15/2042	420,000	460,960
5.38%, 11/15/2052	935,000	1,040,122
6.00%, 11/15/2062	4,445,000	5,097,098
Essex County Improvement Authority, Revenue Bonds,
Series A,
5.00%, 12/01/2035 (G)(H)	535,000	240,750
New Jersey Economic Development Authority, Revenue Bonds,
Series A,
4.25%, 09/01/2027 (A)	130,000	130,844
5.00%, 09/01/2037 (A)	750,000	760,542
New Jersey Transportation Trust Fund Authority, Revenue Bonds,
Series BB,
5.25%, 06/15/2050	1,150,000	1,250,007
New Jersey Turnpike Authority, Revenue Bonds,
Series B,
5.25%, 01/01/2049	625,000	693,489
		9,673,812
New Mexico - 0.2%
Village of Los Ranchos de Albuquerque, Revenue Bonds,
4.00%, 09/01/2040	2,640,000	2,549,029
New York - 10.4%
Brooklyn Arena Local Development Corp., Revenue Bonds,
Series A, AGM,
4.00%, 07/15/2029 - 07/15/2035	1,980,000	1,982,745
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
Buffalo & Erie County Industrial Land Development Corp., Revenue Bonds,
3.88%, 08/01/2027	$ 1,715,000	$ 1,704,804
5.00%, 08/01/2037	1,260,000	1,274,016
East Ramapo Central School District, General Obligation Unlimited,
AGM,
5.00%, 03/15/2044 - 03/15/2046	1,935,000	2,011,207
Long Island Power Authority, Revenue Bonds,
Series A,
5.25%, 09/01/2054	2,355,000	2,562,643
Series E, AGM,
5.00%, 09/01/2053	7,390,000	7,910,759
Metropolitan Transportation Authority, Revenue Bonds,
Series D-1, BAM,
5.00%, 11/15/2033	2,880,000	2,925,972
New York City Housing Development Corp., Revenue Bonds,
Series I, FNMA,Fixed until 05/01/2025,
2.95% (B), 11/01/2045	2,735,000	2,712,283
New York City Industrial Development Agency, Revenue Bonds,
Series A, AGM,
3.00%, 01/01/2033	200,000	191,382
New York City Municipal Water Finance Authority, Revenue Bonds,
5.00%, 06/15/2049	1,000,000	1,076,526
Series AA,
5.25%, 06/15/2053	15,500,000	17,057,215
Series AA-2,
5.00%, 06/15/2048	2,485,000	2,680,857
Series BB,
5.25%, 06/15/2054	4,820,000	5,261,311
Series CC-1,
5.25%, 06/15/2054	2,500,000	2,739,194
New York City Transitional Finance Authority, Revenue Bonds,
Series C,
5.00%, 05/01/2048	2,190,000	2,355,413
Series D,
5.25%, 05/01/2048	390,000	429,083
5.50%, 05/01/2052	500,000	559,912
New York Counties Tobacco Trust VI, Revenue Bonds,
Series C,
3.75%, 06/01/2045	180,000	142,206
New York State Dormitory Authority, Revenue Bonds,
5.25%, 10/01/2049	1,400,000	1,485,415
5.50%, 10/01/2054	8,330,000	9,157,573
Series A,
5.25%, 03/15/2052	395,000	430,608
5.50%, 07/01/2054	7,890,000	8,878,207
Series A-1,
4.00%, 07/01/2043	3,505,000	3,507,049
4.25%, 07/01/2048	1,720,000	1,725,440
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
New York State Environmental Facilities Corp., Revenue Bonds,
Series A,
5.25%, 06/15/2053	$ 4,875,000	$ 5,394,113
New York State Thruway Authority, Revenue Bonds,
Series P,
5.25%, 01/01/2054	3,260,000	3,547,571
New York Transportation Development Corp., Revenue Bonds,
5.50%, 06/30/2060	3,750,000	3,953,092
Oneida County Local Development Corp., Revenue Bonds,
AGM,
4.00%, 12/01/2036	120,000	120,944
5.00%, 12/01/2026 - 12/01/2029	4,350,000	4,353,665
South Orangetown Central School District, General Obligation Unlimited,
5.00%, 12/01/2024	535,000	535,704
Triborough Bridge & Tunnel Authority Sales Tax Revenue, Revenue Bonds,
Series A-1,
5.25%, 05/15/2059	1,950,000	2,128,846
Westchester County Local Development Corp., Revenue Bonds,
AGM,
5.00%, 11/01/2047 - 11/01/2051	5,045,000	5,330,950
5.75%, 11/01/2049 - 11/01/2053	7,485,000	8,309,570
		114,436,275
North Carolina - 0.6%
North Carolina Housing Finance Agency, Revenue Bonds,
Series 38-B,
2.38%, 01/01/2025	635,000	632,713
2.45%, 07/01/2025	355,000	350,978
North Carolina Medical Care Commission, Revenue Bonds,
Series B-1,
2.55%, 09/01/2026	1,550,000	1,505,633
Series B-2,
2.30%, 09/01/2025	1,250,000	1,231,842
North Carolina Turnpike Authority, Revenue Bonds,
AGM,
5.00%, 01/01/2049	1,105,000	1,142,341
Series A, AGM,
5.00%, 01/01/2058	1,645,000	1,728,959
		6,592,466
North Dakota - 1.2%
City of Grand Forks, Revenue Bonds,
4.00%, 12/01/2037	1,700,000	1,605,327
Series A, AGM,
5.00%, 12/01/2040 - 12/01/2042	640,000	676,850
City of Horace, General Obligation Unlimited,
Series B,
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
North Dakota (continued)
City of Horace, General Obligation Unlimited, (continued)
4.85%, 08/01/2026	$ 1,100,000	$ 1,100,756
Series C,
4.50%, 05/01/2039	1,750,000	1,754,036
4.75%, 05/01/2044	1,100,000	1,088,071
5.00%, 05/01/2050	750,000	757,428
State Board of Higher Education of the State of North Dakota, Revenue Bonds,
AGM,
5.25%, 05/01/2054	4,110,000	4,376,804
UND Alumni Association & Foundation, Revenue Bonds,
Series A, BAM,
5.00%, 05/01/2054	2,000,000	2,094,782
		13,454,054
Ohio - 6.9%
Amherst Exempted Village School District, Certificate of Participation,
5.00%, 12/01/2049	205,000	214,230
Brooklyn City School District, General Obligation Unlimited,
AGC,
5.25%, 12/01/2054 (C)	1,900,000	2,008,123
Brunswick City School District, General Obligation Unlimited,
BAM,
5.50%, 12/01/2060	5,595,000	6,041,117
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds,
Series B-2, Class 2,
5.00%, 06/01/2055	10,000,000	9,029,448
Series B-3, Class 2,
Zero Coupon, 06/01/2057	38,000,000	3,519,541
Cardinal Local School District, Certificate of Participation,
5.25%, 04/01/2038	240,000	241,656
City of Toledo Water System Revenue, Revenue Bonds,
5.00%, 11/15/2042	1,425,000	1,495,176
Euclid Public Library, General Obligation Limited,
BAM,
5.00%, 12/01/2049 - 12/01/2053	340,000	352,408
Kings Local School District, General Obligation Unlimited,
5.50%, 12/01/2062	4,975,000	5,423,209
North Ridgeville City School District, General Obligation Unlimited,
5.50%, 12/01/2057	2,855,000	3,032,024
North Royalton City School District, General Obligation Unlimited,
5.00%, 12/01/2047	2,000,000	2,007,662
Northeast Ohio Medical University, Revenue Bonds,
Series A, BAM-TCRS,
4.00%, 12/01/2045	225,000	205,618
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio (continued)
Ohio Air Quality Development Authority, Revenue Bonds,
Series B, Fixed until 11/01/2024,
1.38% (B), 02/01/2026	$ 1,675,000	$ 1,675,000
Series C, Fixed until 11/04/2025,
1.50% (B), 02/01/2026	2,000,000	1,926,012
Ohio Housing Finance Agency, Revenue Bonds,
Series B, GNMA, FNMA, FHLMC,
7.00%, 03/01/2049	700,000	835,321
Series D, GNMA, FNMA, FHLMC,
3.40%, 09/01/2037	1,165,000	1,080,086
Series K, GNMA, FNMA, FHLMC,
3.35%, 09/01/2039	535,000	486,030
Ohio University, Revenue Bonds,
5.25%, 12/01/2052 - 12/01/2054	4,570,000	5,007,782
Port of Greater Cincinnati Development Authority, Revenue Bonds,
Series A,
5.00%, 12/01/2048 - 12/01/2063	4,280,000	4,492,753
Series B,
5.00%, 12/01/2053	1,330,000	1,390,971
Series C, AGM,
5.00%, 12/01/2043	230,000	246,170
5.25%, 12/01/2048 - 12/01/2063	520,000	559,908
Shaker Heights City School District, Certificate of Participation,
BAM,
5.00%, 12/15/2043 - 12/15/2049	1,070,000	1,129,588
Shaker Heights City School District, General Obligation Unlimited,
5.25%, 12/15/2054 - 12/15/2059	8,165,000	8,910,845
Stark County Library District, Revenue Bonds,
5.25%, 12/01/2049	675,000	727,253
Summit County Development Finance Authority, Revenue Bonds,
3.00%, 11/15/2035	3,085,000	2,830,280
Toledo City School District, Certificate of Participation,
BAM,
5.00%, 12/01/2048	1,025,000	1,097,415
Toledo-Lucas County Port Authority, Revenue Bonds,
Series B,
3.25%, 05/15/2040	865,000	738,547
Tolles Career & Technical Center, Certificate of Participation,
5.25%, 12/01/2053	3,560,000	3,754,246
Warren County Port Authority, Revenue Bonds,
Series C,
3.00%, 12/01/2031	1,180,000	1,074,669
West Holmes Local School District, Certificate of Participation,
BAM,
5.25%, 12/01/2042 - 12/01/2053	3,315,000	3,524,768
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio (continued)
Yellow Springs Exempt Village School District, Certificate of Participation,
BAM,
5.25%, 12/01/2053	$ 710,000	$ 750,167
		75,808,023
Oklahoma - 0.3%
Oklahoma County Finance Authority, Revenue Bonds,
BAM,
5.00%, 10/01/2044 - 10/01/2045	2,390,000	2,565,183
University of Oklahoma, Revenue Bonds,
Series A, BAM,
5.00%, 07/01/2049	700,000	750,964
		3,316,147
Oregon - 0.9%
Clackamas County School District No. 35 Molalla River, General Obligation Unlimited,
Series B,
5.25%, 06/15/2054	3,230,000	3,548,879
Medford Water Commission, Revenue Bonds,
5.00%, 07/15/2054	2,055,000	2,202,928
Oregon Coast Community College Disrtict, General Obligation Unlimited,
0.00% (E), 06/15/2043 - 06/15/2045	1,125,000	1,155,928
Oregon State Facilities Authority, Revenue Bonds,
Series A,
5.50%, 06/15/2035 (A)	750,000	753,260
State of Oregon Housing & Community Services Department, Revenue Bonds,
Series A,
2.45%, 07/01/2034	3,090,000	2,556,865
		10,217,860
Pennsylvania - 3.8%
Beaver County Economic Development Authority, Revenue Bonds,
BAM,
4.00%, 11/15/2036	500,000	503,875
Bucks County Industrial Development Authority, Revenue Bonds,
5.00%, 10/01/2033	825,000	850,560
Chester County School Authority, Revenue Bonds,
BAM,
5.00%, 04/01/2042 - 04/01/2044	785,000	824,579
County of Lackawanna, General Obligation Unlimited,
BAM,
4.00%, 09/15/2033	410,000	411,269
Cumberland County Municipal Authority, Revenue Bonds,
5.00%, 01/01/2029	740,000	750,956
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Delaware County Vocational & Technical School Authority, Revenue Bonds,
BAM,
4.00%, 11/01/2041 - 11/01/2043	$ 5,910,000	$ 5,842,884
Hospitals & Higher Education Facilities Authority of Philadelphia, Revenue Bonds,
AGM,
5.00%, 07/01/2035 - 07/01/2036	5,840,000	6,331,898
Interboro School District, General Obligation Limited,
AGM,
5.50%, 08/15/2063	615,000	671,160
Lampeter Strasburg School District, General Obligation Limited,
5.00%, 03/01/2044	110,000	115,895
Lancaster Industrial Development Authority, Revenue Bonds,
4.00%, 12/01/2044	755,000	685,342
Palmyra Area School District, General Obligation Limited,
5.00%, 06/01/2049	1,000,000	1,045,702
Pennsylvania Economic Development Financing Authority Parking System Revenue, Revenue Bonds,
Series A, AGM,
4.00%, 01/01/2042	275,000	267,323
5.00%, 01/01/2032	565,000	623,809
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,
5.25%, 11/01/2048 (C)	1,500,000	1,620,375
Pennsylvania Housing Finance Agency, Revenue Bonds,
Series 121,
2.20%, 04/01/2026	170,000	165,730
2.25%, 10/01/2026	105,000	101,985
Series 129,
2.45%, 10/01/2029	870,000	810,774
Series 146A,
4.50%, 10/01/2044	1,875,000	1,883,840
Pennsylvania Turnpike Commission, Revenue Bonds,
Series A-1,
5.00%, 12/01/2043	5,000,000	5,005,864
Series B, BAM-TCRS,
5.25%, 12/01/2039 - 12/01/2044	8,235,000	8,246,344
Ridley School District, Revenue Bonds,
Series A, AGM,
5.00%, 11/15/2050	1,230,000	1,287,252
School District of Philadelphia, General Obligation Limited,
Series A,
4.00%, 09/01/2036	795,000	801,401
State Public School Building Authority, Revenue Bonds,
Series A, AGM,
5.00%, 12/01/2043	2,215,000	2,284,220
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Township of Schuylkill, General Obligation Unlimited,
4.38%, 12/01/2049 (C)	$ 425,000	$ 421,916
Upper Darby School District, General Obligation Limited,
BAM,
5.00%, 04/01/2054	105,000	109,642
		41,664,595
Puerto Rico - 0.4%
Children's Trust Fund, Revenue Bonds,
5.63%, 05/15/2043	125,000	126,599
Puerto Rico Electric Power Authority, Revenue Bonds,
Series RR, AGC,
5.00%, 07/01/2028	345,000	343,326
Series SS, AGC,
4.38%, 07/01/2030	145,000	141,283
5.00%, 07/01/2030	2,100,000	2,092,970
Series UU, AGC,
4.25%, 07/01/2027	20,000	19,602
5.00%, 07/01/2026	650,000	649,944
Series VV, AGM,
5.25%, 07/01/2027	40,000	40,013
Puerto Rico Municipal Finance Agency, Revenue Bonds,
Series A, AGM,
5.00%, 08/01/2027	475,000	478,279
		3,892,016
Rhode Island - 0.3%
Providence Public Building Authority, Revenue Bonds,
Series A, AGC,
5.25%, 09/15/2044	500,000	543,493
Rhode Island Health & Educational Building Corp., Revenue Bonds,
Series D,
5.50%, 05/15/2049	2,060,000	2,281,798
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds,
Series 1-C,
4.55%, 10/01/2044	210,000	210,893
		3,036,184
South Carolina - 0.9%
South Carolina Jobs-Economic Development Authority, Revenue Bonds,
5.00%, 10/01/2026 - 02/01/2036 (A)	1,075,000	1,080,699
Series A,
5.50%, 11/01/2049 - 11/01/2050	3,450,000	3,814,299
South Carolina Public Service Authority, Revenue Bonds,
Series B, AGM,
5.00%, 12/01/2049 - 12/01/2054	5,010,000	5,303,138
		10,198,136
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
South Dakota - 0.1%
Brookings School District No. 005-1, General Obligation Limited,
AGM,
5.50%, 06/15/2043	$ 1,155,000	$ 1,302,745
Tennessee - 2.9%
City of Memphis, General Obligation Unlimited,
Series B,
5.00%, 04/01/2044	200,000	200,085
County of Marshall Water Revenue, Revenue Bonds,
AGM,
5.00%, 06/01/2049	415,000	438,170
Hamilton County & Chattanooga Sports Authority, Revenue Bonds,
Series A,
6.00%, 12/01/2055	400,000	465,691
Knox County Health Educational & Housing Facility Board, Revenue Bonds,
Series A-1, BAM,
5.00%, 07/01/2042 - 07/01/2064	4,995,000	5,218,304
5.25%, 07/01/2049	6,430,000	6,839,023
5.50%, 07/01/2054 - 07/01/2059	8,060,000	8,670,920
Series B-1, BAM,
5.00%, 07/01/2049	1,175,000	1,224,426
5.13%, 07/01/2054	1,675,000	1,749,361
5.25%, 07/01/2064	2,000,000	2,084,690
Metropolitan Government Nashville & Davidson County Sports Authority, Revenue Bonds,
Series B, AGM,
5.25%, 07/01/2056	4,500,000	4,816,191
New Memphis Arena Public Building Authority, Revenue Bonds,
Zero Coupon (E), 04/01/2029	550,000	514,861
Tennessee Housing Development Agency, Revenue Bonds,
Series B-2,
2.25%, 01/01/2025	40,000	39,823
		32,261,545
Texas - 3.6%
Banquete Independent School District, General Obligation Unlimited,
5.00%, 08/01/2043	1,000,000	1,081,098
Brookfield Water Control & Improvement District, General Obligation Unlimited,
AGM,
4.00%, 09/01/2045	1,280,000	1,210,899
City of Celina, Special Assessment,
BAM,
5.00%, 09/01/2045	950,000	979,198
City of Fort Worth, Special Assessment,
BAM,
5.00%, 09/01/2044	190,000	198,733
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
City of Lakeport, General Obligation Limited,
BAM,
5.00%, 05/15/2055 (C)	$ 870,000	$ 901,149
City of Palmview, General Obligation Limited,
BAM,
5.00%, 08/01/2054	635,000	660,936
City of Rowlett, Special Assessment,
3.13%, 09/15/2031 (A)	141,000	132,906
Clifton Higher Education Finance Corp., Revenue Bonds,
5.25%, 08/15/2044 - 08/15/2049	2,110,000	2,267,770
Eagle Mountain & Saginaw Independent School District, General Obligation Unlimited,
4.00%, 08/15/2040	985,000	989,157
East Montgomery County Municipal Utility District No. 5, General Obligation Unlimited,
BAM,
4.00%, 09/01/2046	400,000	372,112
El Paso County Hospital District, General Obligation Limited,
5.00%, 08/15/2026	150,000	150,141
Forney Independent School District, General Obligation Unlimited,
Series A, BAM,
Zero Coupon, 08/15/2053	4,535,000	1,142,420
Fort Bend County Municipal Utility District No. 200, General Obligation Unlimited,
BAM,
4.00%, 09/01/2049	400,000	377,615
4.13%, 09/01/2047	740,000	690,404
Harris Center for Mental Health & Intellectual Developmental Disabilities, Revenue Bonds,
4.00%, 11/01/2045 (C)	3,510,000	3,282,961
4.25%, 11/01/2050 - 11/01/2055 (C)	6,735,000	6,249,443
Harris County Municipal Utility District No. 213A, General Obligation Unlimited,
BAM,
4.00%, 04/01/2033 (C)	890,000	899,679
Harris County-Houston Sports Authority, Revenue Bonds,
Series A, AGM,
5.00%, 11/15/2027	35,000	35,042
Highland Park Independent School District/Potter County, General Obligation Unlimited,
5.00%, 02/15/2049	750,000	801,041
Johnson Ranch Municipal Utility District, General Obligation Unlimited,
BAM,
4.00%, 08/01/2044	620,000	601,099
Meyer Ranch Municipal Utility District, General Obligation Unlimited,
BAM,
4.38%, 08/15/2042	265,000	266,445
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Midland County Hospital District, Revenue Bonds,
Series A, BAM,
4.00%, 05/15/2044	$ 50,000	$ 48,217
5.25%, 05/15/2054	600,000	654,821
Midlothian Municipal Management District No. 2, General Obligation Unlimited,
4.00%, 09/01/2036 (C)	1,040,000	1,034,353
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds,
5.00%, 01/01/2026 - 01/01/2028	2,185,000	2,214,625
Series A, AGM,
5.00%, 04/01/2046	2,245,000	2,245,125
Old Spanish Trail-Alemda Corridors Redevelopment Authority, Tax Allocation,
BAM,
4.00%, 09/01/2036	350,000	345,371
Pottsboro Higher Education Finance Corp., Revenue Bonds,
Series A,
3.88%, 08/15/2026	70,000	68,788
Royal Independent School District, General Obligation Unlimited,
5.00%, 02/15/2048	3,125,000	3,335,754
Southwest Houston Redevelopment Authority, Tax Allocation,
Series B, AGM,
5.00%, 09/01/2034	2,000,000	2,079,813
Springhollow Municipal Utility District, General Obligation Unlimited,
Series A, BAM,
4.00%, 08/15/2043	140,000	135,012
Taft Independent School District, General Obligation Unlimited,
5.00%, 08/15/2041	1,300,000	1,412,670
Texas Water Development Board, Revenue Bonds,
Series A,
5.00%, 10/15/2058	2,000,000	2,133,556
Waller County Municipal Utility District No. 19, General Obligation Unlimited,
AGC,
4.13%, 09/01/2046 (C)	135,000	127,399
Waller County Municipal Utility District No. 9B, General Obligation Unlimited,
BAM,
4.00%, 09/01/2046	105,000	100,941
		39,226,693
U.S. Virgin Islands - 0.0% (F)
Virgin Islands Public Finance Authority, Revenue Bonds,
Series A, AGM-CR,
5.00%, 10/01/2032 (D)	175,000	176,780
Utah - 0.3%
City of South Salt Lake, Revenue Bonds,
5.00%, 07/15/2054	1,000,000	1,068,677
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Utah (continued)
Millard School District Local Building Authority, Revenue Bonds,
BAM,
5.00%, 05/15/2049 - 05/15/2059	$ 2,520,000	$ 2,718,212
		3,786,889
Virginia - 4.4%
Alexandria Sanitation Authority, Revenue Bonds,
5.00%, 07/15/2054	1,885,000	2,053,801
Chesapeake Redevelopment & Housing Authority, Revenue Bonds,
Fixed until 07/01/2040,
4.50% (B), 10/01/2040	1,800,000	1,795,135
County of Fairfax Sewer Revenue, Revenue Bonds,
Series A,
5.00%, 07/15/2054	3,795,000	4,118,851
Fairfax County Industrial Development Authority, Revenue Bonds,
4.00%, 05/15/2042	3,300,000	3,281,460
5.00%, 05/15/2051	3,370,000	3,633,145
Hampton Roads Transportation Accountability Commission, Revenue Bonds,
Series A,
5.25%, 07/01/2059 - 07/01/2064	8,000,000	8,679,980
Isle Wight County Industrial Development Authority, Revenue Bonds,
AGM,
4.75%, 07/01/2053	4,535,000	4,705,253
5.25%, 07/01/2043 - 07/01/2053	10,625,000	11,488,442
Richmond Redevelopment & Housing Authority, Revenue Bonds,
FNMA,
4.50%, 05/01/2040	3,491,083	3,484,894
Virginia Resources Authority, Revenue Bonds,
Series A,
5.00%, 11/01/2054	2,200,000	2,403,951
Williamsburg Economic Development Authority, Revenue Bonds,
Series A, AGM,
5.25%, 07/01/2053	1,750,000	1,884,702
Series B,
5.25%, 07/01/2053	875,000	938,851
		48,468,465
Washington - 0.9%
City of Pasco, General Obligation Limited,
5.00%, 12/01/2048	670,000	716,031
City of Tacoma Electric System Revenue, Revenue Bonds,
Series A,
5.00%, 01/01/2054	265,000	281,744
Everett Housing Authority, Revenue Bonds,
4.00%, 07/01/2036	1,495,000	1,464,774
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Washington (continued)
King County Housing Authority, Revenue Bonds,
4.00%, 08/01/2035	$ 1,140,000	$ 1,127,444
Pacific County Public Healthcare Services District No. 3, General Obligation Unlimited,
Series A,
5.25%, 12/01/2039	500,000	546,439
Public Hospital District 1A of Whitman County, General Obligation Unlimited,
Series A,
5.00%, 12/01/2053	1,215,000	1,288,962
Snohomish County Housing Authority, Revenue Bonds,
4.00%, 04/01/2033	3,255,000	3,273,686
Three Rivers Regional Wastewater Authority, Revenue Bonds,
BAM,
4.00%, 09/01/2043	800,000	788,169
Washington State Housing Finance Commission, Revenue Bonds,
5.00%, 07/01/2033 (A)	375,000	376,340
		9,863,589
West Virginia - 0.1%
West Virginia Economic Development Authority, Revenue Bonds,
Series A-1, AGM,
4.00%, 07/01/2041	625,000	616,875
West Virginia Hospital Finance Authority, Revenue Bonds,
Series B, AGM,
5.38%, 09/01/2053	285,000	307,469
		924,344
Wisconsin - 4.8%
City of Appleton Sewerage System Revenue, Revenue Bonds,
4.00%, 05/01/2044	1,300,000	1,270,849
Public Finance Authority, Revenue Bonds,
3.00%, 04/01/2025 (A)(D)	10,000	9,985
4.00%, 09/01/2029 (A)	800,000	783,991
5.00%, 07/01/2037	1,865,000	1,928,021
Series A, AGM,
5.00%, 07/01/2036 - 11/15/2044	910,000	935,162
Series A-1, BAM,
5.25%, 07/01/2042	6,150,000	6,605,402
5.38%, 07/01/2047	6,800,000	7,277,032
5.50%, 07/01/2052	10,040,000	10,776,770
5.63%, 07/01/2055	5,980,000	6,431,872
Public Finance Authority, Tax Allocation,
5.00%, 08/01/2039	500,000	494,341
Wisconsin Health & Educational Facilities Authority, Revenue Bonds,
5.00%, 08/01/2032 - 08/01/2039	1,050,000	849,012
5.25%, 02/15/2054	4,645,000	4,953,778
Series A, AGM,
4.00%, 02/15/2034 - 11/15/2039	9,225,000	8,943,123
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, (continued)
Series B,
4.20%, 08/15/2028	$ 1,450,000	$ 1,450,693
		52,710,031
Wyoming - 0.2%
Snake River Sporting Club Improvement & Service District, General Obligation Unlimited,
Series A, BAM,
5.50%, 07/15/2048	100,000	107,474
Wyoming Community Development Authority, Revenue Bonds,
Series 2,
2.95%, 06/01/2033	2,485,000	2,260,015
		2,367,489
Total Municipal Government Obligations (Cost $1,010,981,973)		1,001,038,420
U.S. GOVERNMENT OBLIGATION - 0.9%
U.S. Treasury - 0.9%
U.S. Treasury Bonds
4.75%, 11/15/2043	10,000,000	10,238,281
Total U.S. Government Obligation (Cost $10,425,724)		10,238,281
Principal	Value
REPURCHASE AGREEMENT - 10.1%
Fixed Income Clearing Corp.,
2.10% (I), dated 10/31/2024, to be
repurchased at $110,891,525 on
11/01/2024. Collateralized by
U.S. Government Obligations, 0.75% -
4.50%, due 04/30/2026 - 07/15/2026, and
with a total value of $113,096,277.
$ 110,878,590	$ 110,878,590
Total Repurchase Agreement (Cost $110,878,590)	110,878,590
Total Investments (Cost $1,132,286,287)	1,122,155,291
Net Other Assets (Liabilities) - (1.7)%	(18,310,329)
Net Assets - 100.0%	$ 1,103,844,962
INVESTMENT VALUATION:

Valuation Inputs (J)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Municipal Government Obligations	$—	$1,001,038,420	$—	$1,001,038,420
U.S. Government Obligation	—	10,238,281	—	10,238,281
Repurchase Agreement	—	110,878,590	—	110,878,590
Total Investments	$—	$1,122,155,291	$—	$1,122,155,291
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, the total value of 144A securities is $12,473,941, representing 1.1% of the
Fund's net assets.

(B)
Floating or variable rate security. The rate disclosed is as of October 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(C)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2024.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
(D)	Restricted security. At October 31, 2024, the total value of such securities held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Municipal Government Obligations	Bradburn Metropolitan District No. 2 General Obligation Limited, Series A 4.00%, 12/01/2028	03/08/2018	$292,657	$287,150	0.0%(F)
Municipal Government Obligations	California Municipal Finance Authority Revenue Bonds 4.38%, 07/01/2025	09/10/2015	55,001	55,065	0.0 (F)
Municipal Government Obligations	Housing & Redevelopment Authority of The City of St. Paul Minnesota Revenue Bonds, Series B 4.25%, 04/01/2025	06/19/2015	25,001	24,955	0.0 (F)
Municipal Government Obligations	Public Finance Authority Revenue Bonds 3.00%, 04/01/2025	02/26/2020	10,143	9,985	0.0 (F)
Municipal Government Obligations	Virgin Islands Public Finance Authority Revenue Bonds, Series A 5.00%, 10/01/2032	07/14/2020 - 02/09/2021	186,332	176,780	0.0 (F)
			$569,134	$553,935	0.0% (F)

(E)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2024; the maturity date disclosed is the ultimate maturity date.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)
Security in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2024, the value of this security is $240,750, representing 0.0% of the Fund's net assets.

(H)	Non-income producing security.
(I)	Rate disclosed reflects the yield at October 31, 2024.
(J)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
CR	Custodial Receipts
MUNICIPAL INSURER ABBREVIATION(S):
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
BAM	Build America Mutual Assurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TCRS	Temporary Custodian Receipts
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $1,021,407,697)	$1,011,276,701
Repurchase agreement, at value (cost $110,878,590)	110,878,590
Cash	29,694
Receivables and other assets:
When-issued, delayed-delivery, forward and TBA commitments sold	2,728,347
Shares of beneficial interest sold	3,042,413
Interest	13,481,630
Total assets	1,141,437,375
Liabilities:
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	35,321,961
Dividends and/or distributions	186,454
Shares of beneficial interest redeemed	1,443,966
Investment management fees	321,618
Distribution and service fees	64,099
Transfer agent fees	69,995
Trustee and CCO fees	296
Audit and tax fees	47,307
Custody fees	83,300
Legal fees	14,340
Printing and shareholder reports fees	19,298
Registration fees	680
Other accrued expenses	19,099
Total liabilities	37,592,413
Net assets	$1,103,844,962
Net assets consist of:
Paid-in capital	$1,330,891,397
Total distributable earnings (accumulated losses)	(227,046,435)
Net assets	$1,103,844,962
Net assets by class:
Class A	$137,609,757
Class C	40,037,698
Class I	926,186,254
Class I2	11,253
Shares outstanding (unlimited shares, no par value):
Class A	12,876,649
Class C	3,753,561
Class I	86,357,651
Class I2	1,049
Net asset value per share: (A)
Class A	$10.69
Class C	10.67
Class I	10.73
Class I2	10.73
Maximum offering price per share: (B)
Class A	$11.05

(A)
Net asset value per share for Class C, I and I2 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Interest income	$42,253,794
Total investment income	42,253,794
Expenses:
Investment management fees	4,882,062
Distribution and service fees:
Class A	354,166
Class C	489,596
Transfer agent fees:
Class A	60,855
Class C	33,108
Class I	972,898
Class I2	1
Trustee and CCO fees	45,597
Audit and tax fees	53,651
Custody fees	122,930
Legal fees	86,737
Printing and shareholder reports fees	57,986
Registration fees	97,671
Other	52,880
Total expenses before waiver and/or reimbursement and recapture	7,310,138
Expenses waived and/or reimbursed:
Class A	(141,667)
Class C	(128,161)
Class I	(879,608)
Recapture of previously waived and/or reimbursed fees:
Class C	2,120
Class I	16
Net expenses	6,162,838
Net investment income (loss)	36,090,956
Net realized gain (loss) on:
Investments	(12,453,784)
Net change in unrealized appreciation (depreciation) on:
Investments	89,497,987
Net realized and change in unrealized gain (loss)	77,044,203
Net increase (decrease) in net assets resulting from operations	$113,135,159
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$36,090,956	$34,353,709
Net realized gain (loss)	(12,453,784)	(121,222,855)
Net change in unrealized appreciation (depreciation)	89,497,987	148,693,281
Net increase (decrease) in net assets resulting from operations	113,135,159	61,824,135
Dividends and/or distributions to shareholders:
Class A	(4,372,553)	(4,239,800)
Class C	(1,202,276)	(1,328,703)
Class I	(30,514,563)	(28,786,707)
Class I2	(366)	(287)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(36,089,758)	(34,355,497)
Capital share transactions:
Proceeds from shares sold:
Class A	16,082,188	33,350,387
Class C	5,621,799	7,959,269
Class I	288,819,011	474,877,208
	310,522,998	516,186,864
Dividends and/or distributions reinvested:
Class A	3,883,027	3,746,915
Class C	1,091,134	1,214,026
Class I	28,548,869	26,322,647
Class I2	366	287
	33,523,396	31,283,875
Cost of shares redeemed:
Class A	(48,648,083)	(87,025,984)
Class C	(13,251,301)	(22,746,553)
Class I	(380,378,468)	(765,511,056)
	(442,277,852)	(875,283,593)
Automatic conversions:
Class A	13,778,092	9,415,155
Class C	(13,778,092)	(9,415,155)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(98,231,458)	(327,812,854)
Contributions from affiliate, Transamerica Fund Services, Inc.
Class C	72 (A)	—
	72	—
Net increase (decrease) in net assets	(21,185,985)	(300,344,216)
Net assets:
Beginning of year	1,125,030,947	1,425,375,163
End of year	$1,103,844,962	$1,125,030,947
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Capital share transactions - shares:
Shares issued:
Class A	1,506,866	3,184,048
Class C	527,302	760,352
Class I	26,996,123	45,163,378
	29,030,291	49,107,778
Shares reinvested:
Class A	363,516	358,444
Class C	102,379	116,368
Class I	2,663,624	2,509,813
Class I2	34	28
	3,129,553	2,984,653
Shares redeemed:
Class A	(4,566,516)	(8,353,493)
Class C	(1,248,180)	(2,179,122)
Class I	(35,670,006)	(73,356,871)
	(41,484,702)	(83,889,486)
Automatic conversions:
Class A	1,288,713	900,172
Class C	(1,291,103)	(901,776)
	(2,390)	(1,604)
Net increase (decrease) in shares outstanding:
Class A	(1,407,421)	(3,910,829)
Class C	(1,909,602)	(2,204,178)
Class I	(6,010,259)	(25,683,680)
Class I2	34	28
	(9,327,248)	(31,798,659)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$9.99	$9.86	$11.99	$11.84	$11.80
Investment operations:
Net investment income (loss) (A)	0.33	0.26	0.20	0.20	0.19
Net realized and unrealized gain (loss)	0.70	0.13	(2.09)	0.16	0.13
Total investment operations	1.03	0.39	(1.89)	0.36	0.32
Contributions from affiliate	—	—	0.00 (B)(C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.26)	(0.20)	(0.21)	(0.24)
Net realized gains	—	—	(0.04)	—	—
Return of capital	—	—	—	—	(0.04)
Total dividends and/or distributions to shareholders	(0.33)	(0.26)	(0.24)	(0.21)	(0.28)
Net asset value, end of year	$10.69	$9.99	$9.86	$11.99	$11.84
Total return (D)	10.36%	3.90%	(15.92)%(C)	3.03%	2.73%
Ratio and supplemental data:
Net assets end of year (000’s)	$137,610	$142,644	$179,426	$284,610	$245,980
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.76%	0.74%	0.73%	0.75%(E)
Including waiver and/or reimbursement and recapture	0.67%	0.66%	0.64%	0.63%	0.65%(E)
Net investment income (loss) to average net assets	3.09%	2.50%	1.83%	1.69%	1.65%
Portfolio turnover rate	95%	66%	28%	35%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class C
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$9.97	$9.84	$11.96	$11.82	$11.78
Investment operations:
Net investment income (loss) (A)	0.26	0.20	0.13	0.13	0.12
Net realized and unrealized gain (loss)	0.70	0.13	(2.07)	0.14	0.13
Total investment operations	0.96	0.33	(1.94)	0.27	0.25
Contributions from affiliate	0.00 (B)(C)	—	0.00 (B)(D)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.20)	(0.14)	(0.13)	(0.18)
Net realized gains	—	—	(0.04)	—	—
Return of capital	—	—	—	—	(0.03)
Total dividends and/or distributions to shareholders	(0.26)	(0.20)	(0.18)	(0.13)	(0.21)
Net asset value, end of year	$10.67	$9.97	$9.84	$11.96	$11.82
Total return (E)	9.69%(C)	3.26%	(16.40)%(D)	2.30%	2.10%
Ratio and supplemental data:
Net assets end of year (000’s)	$40,038	$56,454	$77,442	$131,738	$138,959
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.55%	1.54%	1.52%	1.50%	1.52%(F)
Including waiver and/or reimbursement and recapture	1.29%	1.29%	1.27%	1.25%	1.27%(F)
Net investment income (loss) to average net assets	2.46%	1.87%	1.20%	1.06%	1.03%
Portfolio turnover rate	95%	66%	28%	35%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$10.02	$9.90	$12.03	$11.88	$11.85
Investment operations:
Net investment income (loss) (A)	0.35	0.28	0.22	0.22	0.21
Net realized and unrealized gain (loss)	0.71	0.12	(2.10)	0.15	0.12
Total investment operations	1.06	0.40	(1.88)	0.37	0.33
Contributions from affiliate	—	—	0.01 (B)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.28)	(0.22)	(0.22)	(0.26)
Net realized gains	—	—	(0.04)	—	—
Return of capital	—	—	—	—	(0.04)
Total dividends and/or distributions to shareholders	(0.35)	(0.28)	(0.26)	(0.22)	(0.30)
Net asset value, end of year	$10.73	$10.02	$9.90	$12.03	$11.88
Total return	10.64%	3.98%	(15.67)%(B)	3.16%	2.81%
Ratio and supplemental data:
Net assets end of year (000’s)	$926,186	$925,923	$1,168,497	$2,315,780	$1,888,406
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.58%	0.58%	0.56%	0.55%	0.56%(C)
Including waiver and/or reimbursement and recapture	0.49%	0.49%	0.49%	0.49%	0.49%(C)
Net investment income (loss) to average net assets	3.27%	2.68%	1.96%	1.84%	1.80%
Portfolio turnover rate	95%	66%	28%	35%	20%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.10%.

(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$10.03	$9.91	$12.04	$11.90	$11.86
Investment operations:
Net investment income (loss) (A)	0.35	0.28	0.23	0.23	0.21
Net realized and unrealized gain (loss)	0.71	0.13	(2.09)	0.14	0.13
Total investment operations	1.06	0.41	(1.86)	0.37	0.34
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.29)	(0.23)	(0.23)	(0.23)
Net realized gains	—	—	(0.04)	—	—
Return of capital	—	—	—	—	(0.07)
Total dividends and/or distributions to shareholders	(0.36)	(0.29)	(0.27)	(0.23)	(0.30)
Net asset value, end of year	$10.73	$10.03	$9.91	$12.04	$11.90
Total return	10.58%	4.02%	(15.67)%	3.14%	2.94%
Ratio and supplemental data:
Net assets end of year (000’s)	$11	$10	$10	$12	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.49%	0.48%	0.46%	0.44%	0.46%(B)
Including waiver and/or reimbursement and recapture	0.49%	0.48%	0.46%	0.44%	0.46%(B)
Net investment income (loss) to average net assets	3.29%	2.70%	2.03%	1.93%	1.80%
Portfolio turnover rate	95%	66%	28%	35%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Intermediate Muni (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers four classes of shares, Class A, Class C, Class I and Class I2.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund's financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2024 by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Restricted securities: The Fund may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.
Restricted securities held at October 31, 2024, if any, are identified within the Schedule of Investments.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
4. SECURITIES AND OTHER INVESTMENTS (continued)
When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2024, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Municipal securities risk: The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the Fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenue, or that relate to a sector or industry, the Fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused investing risk: To the extent the Fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used,
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$11,223	0.00% (A)

(A)	Rounds to less than 0.01%.
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $150 million	0.4700%
Over $150 million up to $350 million	0.4500
Over $350 million up to $650 million	0.4400
Over $650 million up to $1 billion	0.4200
Over $1 billion up to $2 billion	0.3900
Over $2 billion up to $3 billion	0.3875
Over $3 billion	0.3825
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2024
Class A	0.81%	March 1, 2025
Class C	1.54	March 1, 2025
Class I	0.49	March 1, 2025
Class I2	0.51	March 1, 2025
Prior to March 1, 2024
Class A	0.85
Class C	1.54
Class I	0.49
Class I2	0.51
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class C	$—	$—	$4,238	$4,238
Class I	1,249,849	937,775	879,608	3,067,232
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00

(A)	12b-1 fees are not applicable for Class I and Class I2.
TAM has contractually agreed to waive a portion of the 12b-1 fees at the following annual rates. These amounts are not subject to recapture by TAM in future years.
Class A Waiver	Class C Waiver	12b-1 Expense Waiver Effective Through
0.10%	0.25%	March 1, 2025
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
On three occasions during the year ended October 31, 2022, TCI, the Fund's distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$37,552	$6,136
Class C	—	4,472
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
On March 13, 2024, TFS, the Fund’s transfer agent, returned to Class C of the Fund certain transfer agency fees charged by TFS during the period of January 1, 2016 to December 31, 2023. These amounts are reflected as “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$1,048,460	$66,988
Brokerage commissions: The Fund incurred $0 brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$979,405,920	$20,872,666	$1,057,454,618	$9,784,365
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, interest written off and dividends payable. Therefore, distributions
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$1,132,296,742	$9,589,673	$(19,731,124)	$(10,141,451)
As of October 31, 2024, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$51,173,665	$165,720,160
During the year ended October 31, 2024, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$2,984,260	$33,105,498	$—	$—	$1,971,245	$32,384,252	$—	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$—	$188,670	$—	$(216,893,825)	$—	$(199,829)	$(10,141,451)
10. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Intermediate Muni
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Intermediate Muni (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Intermediate Muni (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Belle Haven (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmarks, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe and above the benchmark that TAM utilizes to measure performance of the Fund, each for the past 1- and 10-year periods, and below the median for the peer universe and the benchmark that TAM utilizes to measure performance of the Fund, each for the past 3- and 5-year periods.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM
Transamerica Funds
Annual Financial Statements 2024

Transamerica Intermediate Muni

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
and its affiliates with respect to the Fund. Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978455 TA INTER MUNI 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica International Equity
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica International Equity

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Shares	Value
COMMON STOCKS - 98.5%
Australia - 3.6%
BHP Group Ltd.	300,700	$ 8,354,217
Macquarie Group Ltd.	318,000	48,128,121
Santos Ltd.	10,026,900	44,608,291
Sonic Healthcare Ltd.	1,939,100	34,167,561
Whitehaven Coal Ltd.	4,942,800	22,106,097
		157,364,287
Belgium - 2.8%
Anheuser-Busch InBev SA	1,224,300	72,590,418
Groupe Bruxelles Lambert NV	120,420	8,700,906
KBC Group NV	577,800	42,087,622
		123,378,946
Canada - 0.7%
CCL Industries, Inc., Class B	517,400	30,181,512
Denmark - 0.3%
Novo Nordisk AS, Class B	138,800	15,568,501
France - 11.4%
Accor SA	1,395,900	63,328,051
Amundi SA (A)	431,500	31,285,499
Capgemini SE	251,252	43,587,396
Cie de Saint-Gobain SA	475,637	43,133,094
Pluxee NV (B)	792,800	16,686,265
Rexel SA	557,617	15,363,151
Sanofi SA	538,301	56,887,525
Societe Generale SA	1,872,500	53,780,936
Sodexo SA	399,900	34,712,296
Teleperformance SE	172,900	18,327,722
TotalEnergies SE	901,000	56,542,836
Veolia Environnement SA	2,134,623	67,773,607
		501,408,378
Germany - 10.7%
Allianz SE	140,402	44,199,280
BASF SE	523,400	25,443,841
Deutsche Boerse AG	196,982	45,754,638
Deutsche Post AG	1,038,201	41,704,033
Heidelberg Materials AG	547,042	60,250,696
Infineon Technologies AG	1,471,727	46,542,826
K&S AG	809,100	9,824,744
SAP SE	405,047	94,572,352
Siemens AG	340,495	66,243,235
Zalando SE (A)(B)	1,204,500	36,463,436
		470,999,081
Hong Kong - 2.7%
AIA Group Ltd.	5,707,400	45,044,619
CK Asset Holdings Ltd.	5,650,700	23,099,863
CK Hutchison Holdings Ltd.	9,624,700	50,617,532
		118,762,014
Ireland - 5.2%
AerCap Holdings NV	675,449	63,188,254
AIB Group PLC	8,346,921	44,748,191
DCC PLC	719,531	45,520,458
	Shares	Value
COMMON STOCKS (continued)
Ireland (continued)
Ryanair Holdings PLC, ADR	427,230	$ 18,909,200
Smurfit WestRock PLC	1,123,915	57,881,622
		230,247,725
Israel - 0.9%
Check Point Software Technologies Ltd. (B)	221,200	38,314,052
Italy - 0.3%
Prysmian SpA	166,266	11,734,106
Japan - 19.6%
Astellas Pharma, Inc.	2,130,100	24,939,911
Canon, Inc. (C)	1,120,800	36,453,997
FANUC Corp.	1,253,700	33,262,316
Fujitsu Ltd.	3,679,500	70,741,482
Hitachi Ltd.	3,473,000	87,258,639
Kyocera Corp.	2,559,800	25,960,746
Nintendo Co. Ltd.	609,000	32,169,181
Olympus Corp.	3,128,100	55,061,704
ORIX Corp.	3,096,800	65,249,176
Rakuten Group, Inc. (B)	7,133,100	42,574,281
Renesas Electronics Corp.	2,554,500	34,226,007
SBI Holdings, Inc.	2,029,900	44,574,771
Seven & i Holdings Co. Ltd.	4,539,800	65,372,816
Sony Group Corp.	5,333,500	93,856,337
Square Enix Holdings Co. Ltd.	361,200	14,107,237
Sumitomo Mitsui Financial Group, Inc.	3,931,800	83,411,284
Toyota Industries Corp. (C)	782,000	54,209,846
		863,429,731
Luxembourg - 2.2%
ArcelorMittal SA	1,571,435	38,868,320
Eurofins Scientific SE (C)	702,800	34,663,467
Tenaris SA	1,330,200	21,915,671
		95,447,458
Netherlands - 4.0%
ASML Holding NV	62,000	41,734,124
EXOR NV	146,600	15,483,778
Heineken Holding NV	545,985	37,830,259
ING Groep NV, Series N	2,035,900	34,550,005
Koninklijke Philips NV (B)	424,922	11,179,191
Prosus NV	900,300	37,943,025
		178,720,382
Norway - 1.9%
Aker BP ASA	1,660,299	35,526,528
DNB Bank ASA	2,366,200	49,034,689
		84,561,217
Republic of Korea - 1.2%
Samsung Electronics Co. Ltd.	1,224,819	52,007,022
Singapore - 1.5%
DBS Group Holdings Ltd.	2,273,220	65,911,546
Sweden - 3.0%
Boliden AB	765,800	23,957,391
Essity AB, Class B	1,744,600	49,253,669
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Sweden (continued)
Husqvarna AB, B Shares (C)	1,028,000	$ 6,639,084
Skandinaviska Enskilda Banken AB, Class A	2,812,600	39,723,068
Volvo AB, B Shares	516,137	13,443,725
		133,016,937
Switzerland - 7.8%
Cie Financiere Richemont SA, Class A	324,600	47,261,878
Glencore PLC (B)	8,420,300	44,161,429
Julius Baer Group Ltd.	557,354	33,982,746
Nestle SA	814,064	76,923,028
Novartis AG	387,715	42,069,501
Roche Holding AG	325,461	100,861,476
		345,260,058
United Kingdom - 17.9%
Ashtead Group PLC	674,300	50,442,817
Aviva PLC	4,857,412	28,465,902
Barratt Redrow PLC	2,825,342	16,278,454
BP PLC	11,523,400	56,358,871
Bunzl PLC	389,148	17,132,072
Burberry Group PLC	770,700	7,834,076
CNH Industrial NV	3,273,300	36,759,159
Dowlais Group PLC	8,476,273	5,365,353
GSK PLC	2,324,280	41,973,187
Inchcape PLC	3,077,796	28,467,109
Informa PLC	1,959,451	20,470,111
Kingfisher PLC	7,647,100	28,919,826
Legal & General Group PLC	15,593,200	43,737,120
Liberty Global Ltd., Class C (B)	1,000,996	20,640,537
Lloyds Banking Group PLC	90,309,354	61,988,379
Pearson PLC	1,903,477	27,951,281
Persimmon PLC	1,238,200	23,465,468
Reckitt Benckiser Group PLC	871,800	52,886,915
Shell PLC	1,721,200	57,466,277
Smith & Nephew PLC	3,808,200	47,346,678
Tesco PLC	10,924,032	48,236,948
Unilever PLC	1,063,114	64,852,143
		787,038,683
	Shares	Value
COMMON STOCKS (continued)
United States - 0.8%
Linde PLC	77,400	$ 35,306,010
Total Common Stocks (Cost $3,554,526,137)		4,338,657,646
PREFERRED STOCK - 0.7%
Germany - 0.7%
Henkel AG & Co. KGaA, 2.33% (D)	327,690	28,375,631
Total Preferred Stock (Cost $25,284,195)		28,375,631
OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.81% (D)	9,949,441	9,949,441
Total Other Investment Company (Cost $9,949,441)		9,949,441

	Principal	Value
REPURCHASE AGREEMENT - 0.1%
Fixed Income Clearing Corp., 2.10% (D), dated 10/31/2024, to be repurchased at $3,047,089 on 11/01/2024. Collateralized by a U.S. Government Obligation, 0.75%, due 04/30/2026, and with a value of $3,107,929.	$ 3,046,911	3,046,911
Total Repurchase Agreement (Cost $3,046,911)		3,046,911
Total Investments (Cost $3,592,806,684)		4,380,029,629
Net Other Assets (Liabilities) - 0.5%		23,529,999
Net Assets - 100.0%		$ 4,403,559,628
INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Banks	10.9%	$475,235,720
Pharmaceuticals	6.4	282,300,101
Oil, Gas & Consumable Fuels	6.2	272,608,900
Industrial Conglomerates	5.7	249,639,864
Capital Markets	4.7	203,725,775
Insurance	3.7	161,446,921
Trading Companies & Distributors	3.3	146,126,294
Machinery	3.3	144,314,130
Household Durables	3.1	133,600,259
Software	3.0	132,886,404
Household Products	3.0	130,516,215
Semiconductors & Semiconductor Equipment	2.8	122,502,957
Metals & Mining	2.6	115,341,357
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments	Value
IT Services	2.6%	$114,328,878
Consumer Staples Distribution & Retail	2.6	113,609,764
Health Care Equipment & Supplies	2.6	113,587,573
Beverages	2.5	110,420,677
Hotels, Restaurants & Leisure	2.2	98,040,347
Financial Services	2.0	89,433,860
Technology Hardware, Storage & Peripherals	2.0	88,461,019
Containers & Packaging	2.0	88,063,134
Broadline Retail	1.8	80,517,306
Food Products	1.8	76,923,028
Chemicals	1.6	70,574,595
Multi-Utilities	1.5	67,773,607
Specialty Retail	1.5	65,383,262
Personal Care Products	1.5	64,852,143
Construction Materials	1.4	60,250,696
Textiles, Apparel & Luxury Goods	1.3	55,095,954
Entertainment	1.1	46,276,418
Building Products	1.0	43,133,094
Air Freight & Logistics	1.0	41,704,033
Life Sciences Tools & Services	0.8	34,663,467
Health Care Providers & Services	0.8	34,167,561
Distributors	0.6	28,467,109
Diversified Consumer Services	0.6	27,951,281
Electronic Equipment, Instruments & Components	0.6	25,960,746
Real Estate Management & Development	0.5	23,099,863
Energy Equipment & Services	0.5	21,915,671
Diversified Telecommunication Services	0.5	20,640,537
Media	0.5	20,470,111
Passenger Airlines	0.4	18,909,200
Professional Services	0.4	18,327,722
Commercial Services & Supplies	0.4	16,686,265
Electrical Equipment	0.3	11,734,106
Automobile Components	0.1	5,365,353
Investments	99.7	4,367,033,277
Short-Term Investments	0.3	12,996,352
Total Investments	100.0%	$ 4,380,029,629
INVESTMENT VALUATION:

Valuation Inputs (E)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$301,180,346	$4,037,477,300	$—	$4,338,657,646
Preferred Stock	—	28,375,631	—	28,375,631
Other Investment Company	9,949,441	—	—	9,949,441
Repurchase Agreement	—	3,046,911	—	3,046,911
Total Investments	$311,129,787	$4,068,899,842	$—	$4,380,029,629
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, the total value of 144A securities is $67,748,935, representing 1.5% of the
Fund's net assets.

(B)	Non-income producing security.
(C)
All or a portion of the security is on loan. The total value of the securities on loan is $22,532,952, collateralized by cash collateral of $9,949,441 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $13,750,088. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(D)	Rate disclosed reflects the yield at October 31, 2024.
(E)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
ADR	American Depositary Receipt
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $3,589,759,773) (including securities loaned of $22,532,952)	$4,376,982,718
Repurchase agreement, at value (cost $3,046,911)	3,046,911
Foreign currency, at value (cost $103,877)	104,078
Receivables and other assets:
Investments sold	3,948,075
Net income from securities lending	15,405
Shares of beneficial interest sold	2,337,086
Dividends	9,088,153
Interest	178
Tax reclaims	26,858,665
Total assets	4,422,381,269
Liabilities:
Cash collateral received upon return of:
Securities on loan	9,949,441
Payables and other liabilities:
Shares of beneficial interest redeemed	4,991,815
Investment management fees	2,815,143
Distribution and service fees	54,866
Transfer agent fees	334,610
Trustee and CCO fees	1,238
Audit and tax fees	41,291
Custody fees	393,453
Legal fees	55,922
Printing and shareholder reports fees	120,619
Registration fees	1,106
Other accrued expenses	62,137
Total liabilities	18,821,641
Net assets	$4,403,559,628
Net assets consist of:
Paid-in capital	$3,544,332,633
Total distributable earnings (accumulated losses)	859,226,995
Net assets	$4,403,559,628
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

STATEMENT OF ASSETS AND LIABILITIES (continued)
At October 31, 2024
Net assets by class:
Class A	$143,865,940
Class C	13,610,793
Class I	2,764,252,047
Class I2	829,138,941
Class I3	114,306,251
Class R	22,146,524
Class R4	5,868,864
Class R6	510,370,268
Shares outstanding (unlimited shares, no par value):
Class A	6,845,856
Class C	658,109
Class I	129,690,516
Class I2	38,823,785
Class I3	5,311,679
Class R	1,028,703
Class R4	272,347
Class R6	23,634,384
Net asset value per share: (A)
Class A	$21.02
Class C	20.68
Class I	21.31
Class I2	21.36
Class I3	21.52
Class R	21.53
Class R4	21.55
Class R6	21.59
Maximum offering price per share: (B)
Class A	$22.24

(A)
Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$152,383,868
Interest income	307,104
Net income from securities lending	470,167
Withholding taxes on foreign income	(14,057,025)
Total investment income	139,104,114
Expenses:
Investment management fees	32,204,012
Distribution and service fees:
Class A	397,803
Class C	147,490
Class R	114,720
Class R4	15,897
Transfer agent fees:
Class A	1,059,347
Class C	24,692
Class I	2,986,905
Class I2	60,775
Class I3	8,918
Class R	2,158
Class R4	477
Class R6	40,529
Trustee and CCO fees	184,878
Audit and tax fees	63,956
Custody fees	615,622
Legal fees	354,215
Printing and shareholder reports fees	345,765
Registration fees	145,851
Other	317,125
Total expenses before waiver and/or reimbursement and recapture	39,091,135
Expenses waived and/or reimbursed:
Class A	(796,798)
Recapture of previously waived and/or reimbursed fees:
Class A	133,787
Net expenses	38,428,124
Net investment income (loss)	100,675,990
Net realized gain (loss) on:
Investments	174,550,374
Foreign currency transactions	121,938
Net realized gain (loss)	174,672,312
Net change in unrealized appreciation (depreciation) on:
Investments	572,577,588
Translation of assets and liabilities denominated in foreign currencies	639,557
Net change in unrealized appreciation (depreciation)	573,217,145
Net realized and change in unrealized gain (loss)	747,889,457
Net increase (decrease) in net assets resulting from operations	$848,565,447
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$100,675,990	$107,040,979
Net realized gain (loss)	174,672,312	(28,744,959)
Net change in unrealized appreciation (depreciation)	573,217,145	489,047,931
Net increase (decrease) in net assets resulting from operations	848,565,447	567,343,951
Dividends and/or distributions to shareholders:
Class A	(4,511,730)	(964,032)
Class C	(313,256)	—
Class I	(89,248,113)	(25,446,962)
Class I2	(28,664,935)	(14,431,073)
Class I3	(3,776,645)	(1,418,735)
Class R	(627,978)	(121,693)
Class R4	(187,392)	(28,436)
Class R6	(17,688,586)	(4,808,477)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(145,018,635)	(47,219,408)
Capital share transactions:
Proceeds from shares sold:
Class A	28,827,277	24,771,275
Class C	2,165,922	1,597,016
Class I	458,556,032	899,061,410
Class I2	137,231,424	32,411,749
Class I3	855,055	477,706
Class R	1,013,391	959,460
Class R4	1,294,969	837,472
Class R6	118,747,455	126,971,486
	748,691,525	1,087,087,574
Dividends and/or distributions reinvested:
Class A	3,225,660	716,315
Class C	295,805	—
Class I	82,548,894	23,283,465
Class I2	28,664,935	14,431,073
Class I3	3,776,645	1,418,735
Class R	627,978	121,693
Class R4	187,392	28,436
Class R6	14,911,034	4,073,463
	134,238,343	44,073,180
Cost of shares redeemed:
Class A	(57,050,813)	(49,233,865)
Class C	(3,082,852)	(4,624,344)
Class I	(902,328,251)	(815,313,275)
Class I2	(279,612,321)	(576,015,074)
Class I3	(16,925,701)	(24,173,341)
Class R	(3,780,656)	(2,654,214)
Class R4	(1,953,612)	(1,080,605)
Class R6	(179,357,050)	(100,713,534)
	(1,444,091,256)	(1,573,808,252)
Automatic conversions:
Class A	2,715,066	4,605,751
Class C	(2,715,066)	(4,605,751)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(561,161,388)	(442,647,498)
Contributions from affiliate, Transamerica Fund Services, Inc.
Class A	3,199 (A)	—
Class C	498 (A)	—
	3,697	—
Net increase (decrease) in net assets	142,389,121	77,477,045
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Net assets:
Beginning of year	$4,261,170,507	$4,183,693,462
End of year	$4,403,559,628	$4,261,170,507
Capital share transactions - shares:
Shares issued:
Class A	1,475,378	1,309,018
Class C	106,906	85,450
Class I	22,175,284	46,721,096
Class I2	6,345,697	1,678,942
Class I3	40,257	24,825
Class R	48,974	49,266
Class R4	63,679	42,863
Class R6	5,806,393	6,535,301
	36,062,568	56,446,761
Shares reinvested:
Class A	163,656	40,197
Class C	15,162	—
Class I	4,144,021	1,293,526
Class I2	1,437,559	800,836
Class I3	187,893	78,167
Class R	31,103	6,672
Class R4	9,291	1,561
Class R6	739,268	223,694
	6,727,953	2,444,653
Shares redeemed:
Class A	(2,772,848)	(2,635,967)
Class C	(154,042)	(248,746)
Class I	(44,022,120)	(43,078,435)
Class I2	(13,674,410)	(29,516,626)
Class I3	(805,145)	(1,257,229)
Class R	(179,845)	(138,476)
Class R4	(93,028)	(56,549)
Class R6	(8,552,718)	(5,271,728)
	(70,254,156)	(82,203,756)
Automatic conversions:
Class A	132,359	241,812
Class C	(134,279)	(245,362)
	(1,920)	(3,550)
Net increase (decrease) in shares outstanding:
Class A	(1,001,455)	(1,044,940)
Class C	(166,253)	(408,658)
Class I	(17,702,815)	4,936,187
Class I2	(5,891,154)	(27,036,848)
Class I3	(576,995)	(1,154,237)
Class R	(99,768)	(82,538)
Class R4	(20,058)	(12,125)
Class R6	(2,007,057)	1,487,267
	(27,465,555)	(23,315,892)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$17.96	$16.03	$21.36	$15.73	$17.65
Investment operations:
Net investment income (loss) (A)	0.38	0.35	0.40	0.31	0.20
Net realized and unrealized gain (loss)	3.24	1.69	(5.03)	5.45	(1.69)
Total investment operations	3.62	2.04	(4.63)	5.76	(1.49)
Contributions from affiliate	0.00 (B)(C)	—	0.00 (B)(D)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.56)	(0.11)	(0.70)	(0.13)	(0.43)
Net asset value, end of year	$21.02	$17.96	$16.03	$21.36	$15.73
Total return (E)	20.37%(C)	12.73%	(22.39)%(D)	36.70%	(8.77)%
Ratio and supplemental data:
Net assets end of year (000’s)	$143,866	$140,914	$142,550	$111,299	$147,674
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.67%	1.74%	1.45%	1.40%	1.30%
Including waiver and/or reimbursement and recapture	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss) to average net assets	1.85%	1.87%	2.18%	1.52%	1.22%
Portfolio turnover rate	12%	16%	17%	22%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Class C
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$17.65	$15.77	$21.00	$15.46	$17.34
Investment operations:
Net investment income (loss) (A)	0.22	0.22	0.25	0.18	0.07
Net realized and unrealized gain (loss)	3.21	1.66	(4.94)	5.36	(1.66)
Total investment operations	3.43	1.88	(4.69)	5.54	(1.59)
Contributions from affiliate	0.00 (B)(C)	—	0.00 (B)(D)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.40)	—	(0.54)	—	(0.29)
Net asset value, end of year	$20.68	$17.65	$15.77	$21.00	$15.46
Total return (E)	19.54%(C)	11.92%	(22.86)%(D)	35.77%	(9.38)%
Ratio and supplemental data:
Net assets end of year (000’s)	$13,611	$14,549	$19,439	$30,911	$27,884
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.92%	1.93%	1.91%	1.91%	1.96%
Including waiver and/or reimbursement and recapture	1.92%	1.93%	1.91%(F)	1.91%	1.96%
Net investment income (loss) to average net assets	1.11%	1.17%	1.35%	0.88%	0.45%
Portfolio turnover rate	12%	16%	17%	22%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$18.20	$16.25	$21.62	$15.95	$17.89
Investment operations:
Net investment income (loss) (A)	0.46	0.44	0.47	0.40	0.26
Net realized and unrealized gain (loss)	3.29	1.69	(5.09)	5.51	(1.70)
Total investment operations	3.75	2.13	(4.62)	5.91	(1.44)
Contributions from affiliate	—	—	0.02 (B)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.64)	(0.18)	(0.77)	(0.24)	(0.50)
Net asset value, end of year	$21.31	$18.20	$16.25	$21.62	$15.95
Total return	20.84%	13.15%	(22.03)%(B)	37.24%	(8.38)%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,764,252	$2,683,142	$2,315,412	$2,994,603	$1,891,398
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%	0.86%	0.84%	0.85%	0.86%
Including waiver and/or reimbursement and recapture	0.86%	0.86%	0.84%	0.85%	0.86%
Net investment income (loss) to average net assets	2.23%	2.30%	2.49%	1.95%	1.58%
Portfolio turnover rate	12%	16%	17%	22%	18%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.08%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$18.24	$16.28	$21.65	$15.97	$17.91
Investment operations:
Net investment income (loss) (A)	0.46	0.44	0.47	0.42	0.28
Net realized and unrealized gain (loss)	3.32	1.72	(5.07)	5.51	(1.70)
Total investment operations	3.78	2.16	(4.60)	5.93	(1.42)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.66)	(0.20)	(0.77)	(0.25)	(0.52)
Net asset value, end of year	$21.36	$18.24	$16.28	$21.65	$15.97
Total return	20.96%	13.31%	(22.01)%	37.36%	(8.28)%
Ratio and supplemental data:
Net assets end of year (000’s)	$829,139	$815,534	$1,168,404	$1,548,574	$1,387,536
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.76%	0.75%	0.75%	0.77%
Including waiver and/or reimbursement and recapture	0.76%	0.76%	0.75%	0.75%	0.77%
Net investment income (loss) to average net assets	2.20%	2.31%	2.51%	2.06%	1.69%
Portfolio turnover rate	12%	16%	17%	22%	18%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I3
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$18.37	$16.40	$21.81	$16.08	$18.04
Investment operations:
Net investment income (loss) (A)	0.49	0.46	0.47	0.42	0.29
Net realized and unrealized gain (loss)	3.32	1.71	(5.11)	5.56	(1.73)
Total investment operations	3.81	2.17	(4.64)	5.98	(1.44)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.66)	(0.20)	(0.77)	(0.25)	(0.52)
Net asset value, end of year	$21.52	$18.37	$16.40	$21.81	$16.08
Total return	20.98%	13.27%	(22.03)%	37.42%	(8.34)%
Ratio and supplemental data:
Net assets end of year (000’s)	$114,306	$108,197	$115,536	$166,596	$204,877
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.76%	0.75%	0.75%	0.77%
Including waiver and/or reimbursement and recapture	0.76%	0.76%	0.75%	0.75%	0.77%
Net investment income (loss) to average net assets	2.32%	2.39%	2.48%	2.04%	1.74%
Portfolio turnover rate	12%	16%	17%	22%	18%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class R
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$18.38	$16.40	$21.80	$16.08	$18.03
Investment operations:
Net investment income (loss) (A)	0.38	0.36	0.37	0.33	0.20
Net realized and unrealized gain (loss)	3.33	1.72	(5.11)	5.55	(1.72)
Total investment operations	3.71	2.08	(4.74)	5.88	(1.52)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.56)	(0.10)	(0.66)	(0.16)	(0.43)
Net asset value, end of year	$21.53	$18.38	$16.40	$21.80	$16.08
Total return	20.37%	12.70%	(22.40)%	36.74%	(8.75)%
Ratio and supplemental data:
Net assets end of year (000’s)	$22,147	$20,745	$19,863	$31,246	$25,413
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.26%	1.25%	1.24%	1.24%	1.26%
Including waiver and/or reimbursement and recapture	1.26%	1.25%	1.24%	1.24%	1.26%
Net investment income (loss) to average net assets	1.80%	1.89%	1.95%	1.57%	1.18%
Portfolio turnover rate	12%	16%	17%	22%	18%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R4
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$18.40	$16.37	$21.77	$16.06	$18.01
Investment operations:
Net investment income (loss) (A)	0.44	0.41	0.42	0.37	0.24
Net realized and unrealized gain (loss)	3.32	1.72	(5.11)	5.55	(1.71)
Total investment operations	3.76	2.13	(4.69)	5.92	(1.47)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.61)	(0.10)	(0.71)	(0.21)	(0.48)
Net asset value, end of year	$21.55	$18.40	$16.37	$21.77	$16.06
Total return	20.66%	12.99%	(22.22)%	37.05%	(8.50)%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,869	$5,381	$4,986	$23,706	$17,802
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%	1.01%	1.00%	1.00%	1.02%
Including waiver and/or reimbursement and recapture	1.01%	1.01%	1.00%	1.00%	1.02%
Net investment income (loss) to average net assets	2.09%	2.12%	2.14%	1.76%	1.46%
Portfolio turnover rate	12%	16%	17%	22%	18%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class R6
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$18.44	$16.46	$21.88	$16.13	$18.09
Investment operations:
Net investment income (loss) (A)	0.49	0.46	0.48	0.43	0.28
Net realized and unrealized gain (loss)	3.32	1.72	(5.13)	5.57	(1.72)
Total investment operations	3.81	2.18	(4.65)	6.00	(1.44)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.66)	(0.20)	(0.77)	(0.25)	(0.52)
Net asset value, end of year	$21.59	$18.44	$16.46	$21.88	$16.13
Total return	20.90%	13.28%	(21.97)%	37.37%	(8.31)%
Ratio and supplemental data:
Net assets end of year (000’s)	$510,370	$472,709	$397,503	$451,687	$222,323
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.76%	0.75%	0.75%	0.77%
Including waiver and/or reimbursement and recapture	0.76%	0.76%	0.75%	0.75%	0.77%
Net investment income (loss) to average net assets	2.32%	2.40%	2.53%	2.05%	1.70%
Portfolio turnover rate	12%	16%	17%	22%	18%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica International Equity (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers eight classes of shares, Class A, Class C, Class I, Class I2, Class I3, Class R, Class R4 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
1. ORGANIZATION (continued)
sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
The dollar amount of applicable foreign withholding taxes on foreign income is included on a net basis in Withholding taxes on foreign income within the Statement of Operations. The Fund records a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims that have been recorded but not yet received are reflected in Tax reclaims within the Statement of Assets and Liabilities.
As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected in Other income within the Statement of Operations and the cost to file these additional ECJ tax reclaims is reflected in Reclaim professional fees within the Statement of
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2024, commissions recaptured are $26,064.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$9,949,441	$—	$—	$—	$9,949,441
Total Borrowings	$9,949,441	$—	$—	$—	$9,949,441
5. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. RISK FACTORS (continued)
different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Small and medium capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Currency risk: The value of a Fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A Fund may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Focused investing risk: To the extent the Fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$917,701,826	20.84%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $250 million	0.77%
$250 million up to $1 billion	0.74
$1 billion up to $2 billion	0.72
$2 billion up to $6 billion	0.69
$6 billion up to $8 billion	0.68
Over $8 billion	0.66
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2024
Class A	1.25%	March 1, 2025
Class C	1.96	March 1, 2025
Class I	0.89	March 1, 2025
Class I2, Class I3, Class R6	0.80	March 1, 2025
Class R	1.31	March 1, 2025
Class R4	1.06	March 1, 2025
Prior to March 1, 2024
Class A	1.25
Class C	1.96
Class I	0.89
Class I2, Class I3, Class R6	0.80
Class R	1.40
Class R4	1.15
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows. Classes not listed in the subsequent table are not subject to recapture by TAM.
	Amounts Available
	2022	2023	2024	Total
Class A	$209,994	$782,190	$796,798	$1,788,982
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3 and Class R6.
On three occasions during the year ended October 31, 2022, TCI, the Fund's distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$26,455	$25
Class C	—	879
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
On March 13, 2024, TFS, the Fund’s transfer agent, returned to Classes A and C of the Fund certain transfer agency fees charged by TFS during the period of January 1, 2016 to December 31, 2023. These amounts are reflected as “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$4,132,999	$325,999
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
7. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$534,700,471	$—	$1,149,635,551	$—
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
For U.S. income tax purposes, ECJ tax reclaims received by the Fund, if any, reduces the amount of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that ECJ tax reclaims received by the Fund during the fiscal year exceeds foreign withholding taxes paid, and the Fund previously passed foreign tax credits on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the respective Fund's shareholders. During the year ended October 31, 2024, the ECJ tax reclaims received by the Fund did not exceed the foreign withholding taxes of the Fund.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to basis adjustments due to prior year merger. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$(11,026,993)	$11,026,993
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$3,655,861,734	$999,450,835	$(275,282,940)	$724,167,895
As of October 31, 2024, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2024, the capital loss carryforwards utilized are $165,424,935.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$145,018,635	$—	$—	$—	$47,219,408	$—	$—	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$105,758,270	$—	$13,864,750	$—	$—	$15,495,198	$724,108,777
9. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica International Equity
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica International Equity (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2024, the Fund designated $114,935,149 of qualified dividend income.
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 114,087,940	$10,689,785
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica International Equity (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Thompson, Siegel & Walmsley LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
Fund’s benchmark, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 5- and 10-year periods and below the median for the past 1- and 3-year periods. The Board also noted that the performance of Class I Shares of the Fund was below the benchmark that TAM utilizes to measure performance of the Fund for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Equity

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and the shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978453 TA INTL EQTY 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica International Focus
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica International Focus

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Shares	Value
COMMON STOCKS - 95.1%
Canada - 18.6%
Alimentation Couche-Tard, Inc.	301,915	$ 15,744,639
Canadian Pacific Kansas City Ltd.	198,372	15,306,384
Constellation Software, Inc.	7,374	22,238,461
Dollarama, Inc.	69,845	7,268,174
Shopify, Inc., Class A (A)	196,404	15,360,757
Waste Connections, Inc.	126,370	22,335,897
		98,254,312
France - 5.9%
Hermes International SCA	4,862	11,050,114
Safran SA	67,856	15,360,262
Sanofi SA	24,360	2,574,359
TotalEnergies SE	31,358	1,967,891
		30,952,626
Germany - 5.4%
CTS Eventim AG & Co. KGaA	147,114	15,449,196
SAP SE	55,324	12,917,318
		28,366,514
Hong Kong - 3.1%
AIA Group Ltd.	2,071,000	16,344,992
India - 3.0%
HDFC Bank Ltd., ADR	251,239	15,835,594
Ireland - 1.9%
ICON PLC (A)	45,435	10,091,568
Italy - 4.4%
Ferrari NV	40,255	19,156,550
Intesa Sanpaolo SpA	427,991	1,831,805
Stevanato Group SpA	113,224	2,152,388
		23,140,743
Japan - 13.5%
Ajinomoto Co., Inc.	365,100	14,025,591
Hoya Corp.	73,200	9,793,718
ITOCHU Corp.	299,300	14,805,720
Keyence Corp.	43,600	19,681,621
Pan Pacific International Holdings Corp.	513,200	12,731,610
		71,038,260
Netherlands - 10.9%
Adyen NV (A)(B)	10,551	16,118,330
ASM International NV	27,595	15,412,005
ASML Holding NV	3,332	2,242,872
IMCD NV	68,900	10,954,483
Wolters Kluwer NV	76,179	12,804,439
		57,532,129
Norway - 1.9%
Salmar ASA	198,210	10,054,470
	Shares	Value
COMMON STOCKS (continued)
Spain - 0.4%
Industria de Diseno Textil SA	34,669	$ 1,976,641
Sweden - 5.4%
AddTech AB, B Shares	462,343	12,872,205
Atlas Copco AB, A Shares	95,888	1,582,479
Evolution AB (B)	145,375	13,744,743
		28,199,427
Switzerland - 3.8%
ABB Ltd.	23,158	1,286,916
Givaudan SA	272	1,291,306
Sika AG	62,461	17,396,458
		19,974,680
Taiwan - 2.8%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	78,166	14,893,750
United Kingdom - 3.4%
BAE Systems PLC	94,699	1,526,293
Compass Group PLC	406,937	13,215,856
Shell PLC	91,747	3,063,188
		17,805,337
United States - 10.7%
Coupang, Inc. (A)	650,277	16,770,644
Liberty Media Corp. - Liberty Formula One, Class C (A)	251,821	20,105,389
Linde PLC	43,117	19,667,819
		56,543,852
Total Common Stocks (Cost $488,431,934)		501,004,895

	Principal	Value
REPURCHASE AGREEMENT - 3.2%
Fixed Income Clearing Corp., 2.10% (C), dated 10/31/2024, to be repurchased at $17,030,371 on 11/01/2024. Collateralized by a U.S. Government Obligation, 0.75%, due 04/30/2026, and with a value of $17,370,001.	$ 17,029,377	17,029,377
Total Repurchase Agreement (Cost $17,029,377)		17,029,377
Total Investments (Cost $505,461,311)		518,034,272
Net Other Assets (Liabilities) - 1.7%		9,094,842
Net Assets - 100.0%		$ 527,129,114
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Focus

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Trading Companies & Distributors	7.5%	$38,632,408
Chemicals	7.4	38,355,583
Broadline Retail	7.1	36,770,428
Entertainment	6.9	35,554,585
Software	6.8	35,155,779
Semiconductors & Semiconductor Equipment	6.3	32,548,627
Hotels, Restaurants & Leisure	5.2	26,960,599
Food Products	4.6	24,080,061
Commercial Services & Supplies	4.3	22,335,897
Electronic Equipment, Instruments & Components	3.8	19,681,621
Automobiles	3.7	19,156,550
Banks	3.4	17,667,399
Aerospace & Defense	3.3	16,886,555
Insurance	3.1	16,344,992
Financial Services	3.1	16,118,330
Consumer Staples Distribution & Retail	3.0	15,744,639
IT Services	3.0	15,360,757
Ground Transportation	2.9	15,306,384
Professional Services	2.5	12,804,439
Life Sciences Tools & Services	2.4	12,243,956
Textiles, Apparel & Luxury Goods	2.1	11,050,114
Health Care Equipment & Supplies	1.9	9,793,718
Oil, Gas & Consumable Fuels	1.0	5,031,079
Pharmaceuticals	0.5	2,574,359
Specialty Retail	0.4	1,976,641
Machinery	0.3	1,582,479
Electrical Equipment	0.2	1,286,916
Investments	96.7	501,004,895
Short-Term Investments	3.3	17,029,377
Total Investments	100.0%	$ 518,034,272
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$216,928,014	$284,076,881	$—	$501,004,895
Repurchase Agreement	—	17,029,377	—	17,029,377
Total Investments	$216,928,014	$301,106,258	$—	$518,034,272
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, the total value of 144A securities is $29,863,073, representing 5.7% of the
Fund's net assets.

(C)	Rate disclosed reflects the yield at October 31, 2024.
(D)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
ADR	American Depositary Receipt
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Focus

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $488,431,934)	$501,004,895
Repurchase agreement, at value (cost $17,029,377)	17,029,377
Foreign currency, at value (cost $2,175,711)	2,182,436
Receivables and other assets:
Investments sold	89,492,979
Net income from securities lending	44
Shares of beneficial interest sold	900
Dividends	1,219,686
Interest	993
Tax reclaims	3,525,266
Total assets	614,456,576
Liabilities:
Payables and other liabilities:
Investments purchased	86,440,066
Shares of beneficial interest redeemed	3,927
Due to custodian	383,581
Investment management fees	363,453
Distribution and service fees	219
Transfer agent fees	4,016
Trustee and CCO fees	162
Audit and tax fees	27,167
Custody fees	75,328
Legal fees	7,185
Printing and shareholder reports fees	9,549
Registration fees	532
Other accrued expenses	12,277
Total liabilities	87,327,462
Net assets	$527,129,114
Net assets consist of:
Paid-in capital	$424,162,551
Total distributable earnings (accumulated losses)	102,966,563
Net assets	$527,129,114
Net assets by class:
Class A	$990,819
Class I	1,480,524
Class I2	510,720,294
Class R6	13,937,477
Shares outstanding (unlimited shares, no par value):
Class A	125,015
Class I	185,008
Class I2	64,172,116
Class R6	1,742,894
Net asset value per share: (A)
Class A	$7.93
Class I	8.00
Class I2	7.96
Class R6	8.00
Maximum offering price per share: (B)
Class A	$8.39

(A)	Net asset value per share for Class I, I2 and R6 shares represents offering price. The redemption price for Class A shares equals net asset value less any applicable contingent deferred sales charge.
(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Focus

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$16,282,985
Interest income	309,992
Net income from securities lending	25,897
Withholding taxes on foreign income	(1,617,547)
Total investment income	15,001,327
Expenses:
Investment management fees	4,278,338
Distribution and service fees:
Class A	2,300
Transfer agent fees:
Class A	3,585
Class I	1,042
Class I2	40,556
Class R6	1,066
Trustee and CCO fees	23,204
Audit and tax fees	30,999
Custody fees	112,141
Legal fees	40,792
Printing and shareholder reports fees	18,867
Registration fees	50,369
Insurance fees	2,839
Other	35,152
Total expenses before waiver and/or reimbursement and recapture	4,641,250
Expenses waived and/or reimbursed:
Class A	(2,483)
Class I	(1,005)
Class R6	(1)
Recapture of previously waived and/or reimbursed fees:
Class A	54
Class I	58
Class R6	1
Net expenses	4,637,874
Net investment income (loss)	10,363,453
Net realized gain (loss) on:
Investments	104,403,742
Foreign currency transactions	(677,307)
Net realized gain (loss)	103,726,435
Net change in unrealized appreciation (depreciation) on:
Investments	(50,615,648)
Translation of assets and liabilities denominated in foreign currencies	5,115
Net change in unrealized appreciation (depreciation)	(50,610,533)
Net realized and change in unrealized gain (loss)	53,115,902
Net increase (decrease) in net assets resulting from operations	$63,479,355
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Focus

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$10,363,453	$20,993,974
Net realized gain (loss)	103,726,435	47,825,202
Net change in unrealized appreciation (depreciation)	(50,610,533)	47,227,684
Net increase (decrease) in net assets resulting from operations	63,479,355	116,046,860
Dividends and/or distributions to shareholders:
Class A	(58,653)	(7,973)
Class I	(20,645)	(1,389)
Class I2	(49,369,873)	(17,244,609)
Class R6	(1,086,982)	(229,918)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(50,536,153)	(17,483,889)
Capital share transactions:
Proceeds from shares sold:
Class A	429,176	349,680
Class I	1,535,157	177,000
Class I2	221,286,271	46,873,056
Class R6	2,263,483	1,421,029
	225,514,087	48,820,765
Dividends and/or distributions reinvested:
Class A	58,653	7,973
Class I	20,645	1,389
Class I2	49,369,873	17,244,609
Class R6	1,086,982	229,918
	50,536,153	17,483,889
Cost of shares redeemed:
Class A	(205,556)	(192,081)
Class I	(275,381)	(12,746)
Class I2	(420,117,799)	(376,274,314)
Class R6	(2,358,579)	(2,121,675)
	(422,957,315)	(378,600,816)
Net increase (decrease) in net assets resulting from capital share transactions	(146,907,075)	(312,296,162)
Net increase (decrease) in net assets	(133,963,873)	(213,733,191)
Net assets:
Beginning of year	661,092,987	874,826,178
End of year	$527,129,114	$661,092,987
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Focus

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2024	October 31, 2023
Capital share transactions - shares:
Shares issued:
Class A	52,761	44,109
Class I	184,292	22,039
Class I2	26,998,160	5,851,530
Class R6	275,044	176,513
	27,510,257	6,094,191
Shares reinvested:
Class A	7,539	1,041
Class I	2,637	180
Class I2	6,345,742	2,251,254
Class R6	139,000	29,859
	6,494,918	2,282,334
Shares redeemed:
Class A	(25,233)	(23,976)
Class I	(33,042)	(1,543)
Class I2	(53,256,774)	(47,304,047)
Class R6	(285,061)	(266,824)
	(53,600,110)	(47,596,390)
Net increase (decrease) in shares outstanding:
Class A	35,067	21,174
Class I	153,887	20,676
Class I2	(19,912,872)	(39,201,263)
Class R6	128,983	(60,452)
	(19,594,935)	(39,219,865)
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Focus

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$7.67	$6.97	$10.07	$7.77	$7.53
Investment operations:
Net investment income (loss) (A)	0.12	0.15	0.15	0.14	0.08
Net realized and unrealized gain (loss)	0.79	0.66	(2.69)	2.23	0.28
Total investment operations	0.91	0.81	(2.54)	2.37	0.36
Contributions from affiliate	—	—	0.00 (B)(C)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.11)	(0.26)	(0.07)	(0.12)
Net realized gains	(0.39)	—	(0.30)	—	—
Total dividends and/or distributions to shareholders	(0.65)	(0.11)	(0.56)	(0.07)	(0.12)
Net asset value, end of year	$7.93	$7.67	$6.97	$10.07	$7.77
Total return (D)	11.98%	11.78%	(26.67)%(C)	30.55%	4.81%
Ratio and supplemental data:
Net assets end of year (000’s)	$991	$690	$480	$530	$190
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.46%	1.52%	1.45%	1.42%	1.74%
Including waiver and/or reimbursement and recapture	1.20%	1.20%	1.21%(E)	1.21%(E)	1.20%
Net investment income (loss) to average net assets	1.46%	1.91%	1.79%	1.48%	1.11%
Portfolio turnover rate	169%	37%	36%	21%	28%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Includes extraordinary expenses outside the operating expense limit.

For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$7.74	$7.02	$10.12	$7.79	$7.55
Investment operations:
Net investment income (loss) (A)	0.16	0.18	0.16	0.16	0.09
Net realized and unrealized gain (loss)	0.77	0.67	(2.69)	2.24	0.28
Total investment operations	0.93	0.85	(2.53)	2.40	0.37
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.13)	(0.27)	(0.07)	(0.13)
Net realized gains	(0.39)	—	(0.30)	—	—
Total dividends and/or distributions to shareholders	(0.67)	(0.13)	(0.57)	(0.07)	(0.13)
Net asset value, end of year	$8.00	$7.74	$7.02	$10.12	$7.79
Total return	12.16%	12.16%	(26.47)%	30.95%	4.96%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,481	$241	$73	$29	$21
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%	0.92%	1.02%	1.33%	1.31%
Including waiver and/or reimbursement and recapture	0.83%(B)	0.84%(B)	0.98%(C)	0.91%(C)	1.03%
Net investment income (loss) to average net assets	1.92%	2.29%	2.05%	1.59%	1.24%
Portfolio turnover rate	169%	37%	36%	21%	28%

(A)	Calculated based on average number of shares outstanding.
(B)	TAM has contractually agreed to reimburse 0.095% of the transfer agency fees through March 1, 2025. These amounts are not subject to recapture by TAM.
(C)	TAM contractually agreed to reimburse certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Focus

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$7.70	$7.00	$10.09	$7.78	$7.53
Investment operations:
Net investment income (loss) (A)	0.15	0.19	0.17	0.16	0.11
Net realized and unrealized gain (loss)	0.78	0.65	(2.66)	2.24	0.29
Total investment operations	0.93	0.84	(2.49)	2.40	0.40
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.14)	(0.30)	(0.09)	(0.15)
Net realized gains	(0.39)	—	(0.30)	—	—
Total dividends and/or distributions to shareholders	(0.67)	(0.14)	(0.60)	(0.09)	(0.15)
Net asset value, end of year	$7.96	$7.70	$7.00	$10.09	$7.78
Total return	12.31%	12.17%	(26.24)%	31.01%	5.34%
Ratio and supplemental data:
Net assets end of year (000’s)	$510,720	$647,678	$862,508	$1,467,721	$1,439,535
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	0.82%	0.81%	0.80%	0.81%
Including waiver and/or reimbursement and recapture	0.83%	0.82%	0.81%	0.80%	0.81%
Net investment income (loss) to average net assets	1.86%	2.34%	2.06%	1.69%	1.45%
Portfolio turnover rate	169%	37%	36%	21%	28%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class R6
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$7.74	$7.03	$10.13	$7.81	$7.57
Investment operations:
Net investment income (loss) (A)	0.15	0.19	0.19	0.17	0.11
Net realized and unrealized gain (loss)	0.78	0.66	(2.69)	2.24	0.28
Total investment operations	0.93	0.85	(2.50)	2.41	0.39
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.14)	(0.30)	(0.09)	(0.15)
Net realized gains	(0.39)	—	(0.30)	—	—
Total dividends and/or distributions to shareholders	(0.67)	(0.14)	(0.60)	(0.09)	(0.15)
Net asset value, end of year	$8.00	$7.74	$7.03	$10.13	$7.81
Total return	12.24%	12.11%	(26.23)%	31.02%	5.19%
Ratio and supplemental data:
Net assets end of year (000’s)	$13,937	$12,484	$11,765	$14	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	0.82%	0.81%	0.80%	0.81%
Including waiver and/or reimbursement and recapture	0.83%	0.82%	0.81%	0.80%	0.81%
Net investment income (loss) to average net assets	1.84%	2.34%	2.28%	1.71%	1.46%
Portfolio turnover rate	169%	37%	36%	21%	28%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica International Focus (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers four classes of shares, Class A, Class I, Class I2 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
The dollar amount of applicable foreign withholding taxes on foreign income is included on a net basis in Withholding taxes on foreign income within the Statement of Operations. The Fund records a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims that have been recorded but not yet received are reflected in Tax reclaims within the Statement of Assets and Liabilities.
As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected in Other income within the Statement of Operations and the cost to file these additional ECJ tax reclaims is reflected in Reclaim professional fees within the Statement of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2024 by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
5. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Focused investing risk: To the extent the Fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. RISK FACTORS (continued)
Currency risk: The value of a Fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A Fund may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Large capitalization companies risk: The Fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$488,121,560	92.60%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
Effective October 26, 2024
First $500 million	0.750%
Over $500 million up to $1 billion	0.740
Over $1 billion up to $2 billion	0.690
Over $2 billion up to $3 billion	0.675
Over $3 billion	0.660
Prior to October 26, 2024
First $500 million	0.770
Over $500 million up to $1 billion	0.760
Over $1 billion up to $2 billion	0.710
Over $2 billion up to $3 billion	0.695
Over $3 billion	0.680
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	1.20%	March 1, 2025
Class I	0.97	March 1, 2025
Class I2, Class R6	0.87	March 1, 2025
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class A	$1,406	$1,908	$2,483	$5,797
Class I	43	—	—	43
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%

(A)	12b-1 fees are not applicable for Class I, Class I2 and Class R6.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$1,373	$—
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
TAM has contractually agreed to reimburse 0.095% of the transfer agency fees on Class I shares through March 1, 2025.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$46,213	$4,008
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
7. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$907,860,128	$—	$1,043,787,774	$—
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
For U.S. income tax purposes, ECJ tax reclaims received by the Fund, if any, reduces the amount of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that ECJ tax reclaims received by the Fund during the fiscal year exceeds foreign withholding taxes paid, and the Fund previously passed foreign tax credits on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the respective Fund's shareholders. During the year ended October 31, 2024, the ECJ tax reclaims received by the Fund did not exceed the foreign withholding taxes of the Fund.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to a portion of the payments made to redeeming shareholders as a distribution for income tax purposes. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$16,467,402	$(16,467,402)
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$508,144,570	$19,549,041	$(9,659,339)	$9,889,702
As of October 31, 2024, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2024, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$21,303,662	$—	$29,232,491	$—	$17,483,889	$—	$—	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$8,589,707	$—	$84,558,003	$—	$—	$—	$9,818,853
9. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280,
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
9. NEW ACCOUNTING PRONOUNCEMENT (continued)
which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
10. SUBSEQUENT EVENTS
On December 12, 2024, the Board of the Trust approved Sands Capital Management, LLC (“Sands Capital”) to continue as the sub-adviser to the Fund pursuant to a new investment sub-advisory agreement between TAM and Sands Capital (the “New Sub-Advisory Agreement”) effective as of December 12, 2024. TAM will continue to serve as the Fund’s investment manager.
On October 25, 2024, the Board approved Sands Capital as the interim sub-adviser to the Fund pursuant to an interim investment sub-advisory agreement between TAM and Sands Capital (the “Interim Sub-Advisory Agreement”), replacing Epoch Investment Partners, Inc., as the sub-adviser to the Fund effective as of the close of business on October 25, 2024. The Interim Sub-Advisory Agreement had a duration of no greater than 150 days. Pursuant to its terms, the Interim Sub-advisory Agreement terminated on the effective date of the New Sub-Advisory Agreement.
In connection with the change to Sands Capital as interim sub-adviser, effective as of the close of business on October 25, 2024: (i) the Fund’s principal investment strategies and principal risks were revised; and (ii) the Fund’s management fee schedule and sub-advisory fee schedule were reduced, as discussed in the supplement dated October 25, 2024 to the Fund’s summary prospectuses, prospectuses and statement of additional information.
An information statement will be made available to investors that will provide certain information about the new sub-adviser and the terms of the New Sub-Advisory Agreement.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica International Focus
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica International Focus (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2024, the Fund designated $14,179,869 of qualified dividend income.
For tax purposes, the Fund has made a long-term capital gain designation of $29,232,491 for the year ended October 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 10,027,565	$1,421,027
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Focus

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Focus

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Focus

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Focus

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica International Focus (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Epoch Investment Partners, Inc. (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Focus

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
Fund’s benchmarks, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 5-year period and below the median for the past 1- and 3-year periods. The Board also noted that the performance of Class I Shares of the Fund was above the benchmark that TAM utilizes to measure performance of the Fund for the past 5-year period and below the benchmark for the past 1- and 3-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on March 1, 2018 pursuant to its current investment strategies. The Trustees observed that the performance of the Fund had improved during the first quarter of 2024.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Focus

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978453 TA INTL FOCUS 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica International Small Cap Value
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Shares	Value
COMMON STOCKS - 98.4%
Australia - 4.9%
BlueScope Steel Ltd.	802,100	$ 10,658,610
Charter Hall Group, REIT	590,832	5,830,217
Omni Bridgeway Ltd. (A)(B)	2,224,069	1,346,567
Qantas Airways Ltd. (A)	2,149,900	11,382,605
Seven Group Holdings Ltd.	98,400	2,680,920
Whitehaven Coal Ltd.	633,000	2,831,019
Yancoal Australia Ltd. (B)	713,300	3,052,314
		37,782,252
Austria - 0.4%
ams-OSRAM AG (A)	156,970	1,521,547
Strabag SE	34,300	1,352,481
		2,874,028
Belgium - 3.6%
Barco NV (B)	314,534	3,911,257
D'ieteren Group (B)	62,408	13,511,132
Fagron (B)	214,748	4,346,661
Groupe Bruxelles Lambert NV	83,227	6,013,539
		27,782,589
Denmark - 2.4%
Scandinavian Tobacco Group AS (C)	799,628	12,010,016
Schouw & Co. AS	78,467	6,524,558
		18,534,574
Finland - 0.9%
Enento Group OYJ (B)(C)	167,800	3,391,304
Raisio OYJ, V Shares	1,446,183	3,649,558
		7,040,862
France - 5.6%
Coface SA	527,800	8,511,404
Elis SA	565,900	12,873,801
ICADE, REIT	78,200	2,045,396
JCDecaux SE (A)	198,700	3,752,396
Kaufman & Broad SA	211,829	7,845,686
Virbac SACA	20,800	7,905,435
		42,934,118
Germany - 4.9%
Bertrandt AG	37,409	726,346
Borussia Dortmund GmbH & Co. KGaA (A)	500,180	1,866,008
BRANICKS Group AG (A)(B)	455,978	1,252,375
DWS Group GmbH & Co. KGaA (C)	123,800	5,283,593
Elmos Semiconductor SE	55,200	3,297,967
Gerresheimer AG	144,400	12,161,335
K&S AG	285,000	3,460,699
SAF-Holland SE	468,217	7,242,845
Takkt AG	284,713	2,781,075
		38,072,243
Greece - 1.1%
Motor Oil Hellas Corinth Refineries SA	388,451	8,295,591
Hong Kong - 1.6%
ASMPT Ltd.	809,200	8,772,407
	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Great Eagle Holdings Ltd.	1,524,493	$ 2,251,288
Pacific Textiles Holdings Ltd.	6,319,600	1,304,000
		12,327,695
Ireland - 2.6%
Bank of Ireland Group PLC	1,781,300	16,509,456
C&C Group PLC	2,057,785	3,911,130
		20,420,586
Italy - 3.0%
BFF Bank SpA (C)	931,600	9,096,933
Buzzi SpA	272,000	10,656,347
Danieli & C Officine Meccaniche SpA	158,190	3,197,725
doValue SpA (A)(B)(C)	79,079	441,560
		23,392,565
Japan - 31.6%
A&D HOLON Holdings Co. Ltd.	220,900	3,160,646
Air Water, Inc.	411,800	5,180,052
Capcom Co. Ltd.	794,000	15,712,031
CKD Corp.	422,400	7,110,176
DTS Corp.	351,900	9,114,772
Fuji Corp.	432,600	6,365,606
Fukushima Galilei Co. Ltd.	119,800	4,326,338
FULLCAST Holdings Co. Ltd.	224,500	2,257,817
Furyu Corp.	148,500	1,071,433
GMO internet group, Inc.	460,300	7,954,947
Hikari Tsushin, Inc.	59,700	12,049,378
Horiba Ltd.	161,300	9,915,757
Hosokawa Micron Corp.	102,000	2,666,471
Japan Petroleum Exploration Co. Ltd.	909,300	6,837,989
Kadokawa Corp.	213,900	4,656,016
Kumiai Chemical Industry Co. Ltd. (B)	712,800	3,794,215
MatsukiyoCocokara & Co. (B)	336,300	4,578,618
MEITEC Group Holdings, Inc.	322,600	6,182,067
Nakanishi, Inc.	546,700	9,296,551
Nextage Co. Ltd. (B)	150,600	1,445,429
Nichiha Corp.	281,000	6,345,996
Nippon Parking Development Co. Ltd.	2,418,800	3,569,141
Organo Corp.	144,400	6,747,158
Paramount Bed Holdings Co. Ltd.	391,700	6,769,017
PCA Corp.	387,300	4,872,647
Rohto Pharmaceutical Co. Ltd.	432,400	9,723,536
RS Technologies Co. Ltd.	107,900	2,771,738
Sanwa Holdings Corp.	914,800	23,175,583
Square Enix Holdings Co. Ltd.	286,700	11,197,522
Takasago Thermal Engineering Co. Ltd.	305,300	9,790,741
TKC Corp.	60,800	1,576,676
Token Corp. (B)	79,300	5,561,213
Topcon Corp.	552,100	5,604,789
USS Co. Ltd.	1,296,500	10,857,891
Wakita & Co. Ltd.	356,700	3,676,636
Yonex Co. Ltd.	648,700	8,117,260
		244,033,853
Netherlands - 5.0%
Euronext NV (C)	87,980	9,707,235
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Netherlands (continued)
Koninklijke Vopak NV	221,200	$ 10,197,029
Van Lanschot Kempen NV	401,400	18,347,210
		38,251,474
Norway - 5.0%
ABG Sundal Collier Holding ASA	6,958,327	4,371,015
Aker ASA, Class A	153,800	8,041,784
Kongsberg Gruppen ASA	118,900	12,412,112
Protector Forsikring ASA	283,200	7,371,007
Var Energi ASA	2,131,200	6,721,536
		38,917,454
Republic of Korea - 1.7%
Eugene Technology Co. Ltd.	307,909	8,222,696
Value Added Technology Co. Ltd.	279,600	4,595,289
		12,817,985
Spain - 2.9%
Fluidra SA	157,900	4,267,841
Logista Integral SA	448,264	13,733,719
Vidrala SA	41,143	4,448,802
		22,450,362
Sweden - 2.7%
Cloetta AB, B Shares	2,908,800	7,305,751
Husqvarna AB, B Shares (B)	763,700	4,932,168
Nobia AB (A)	3,565,600	1,674,993
Ratos AB, B Shares	650,800	2,080,003
Trelleborg AB, B Shares	148,700	4,946,524
		20,939,439
Switzerland - 2.5%
Swissquote Group Holding SA	57,876	19,687,672
United Kingdom - 16.0%
Barratt Redrow PLC	2,518,428	14,510,142
Bellway PLC	349,200	12,769,833
Burberry Group PLC	355,700	3,615,649
Clarkson PLC	167,500	7,620,462
Domino's Pizza Group PLC	1,991,700	7,735,416
Howden Joinery Group PLC	788,200	8,575,699
	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
IG Group Holdings PLC	1,047,235	$ 12,117,174
Inchcape PLC	418,600	3,871,709
Informa PLC	1,067,027	11,147,082
Intermediate Capital Group PLC	336,135	8,929,228
Lancashire Holdings Ltd.	735,800	5,986,788
Morgan Sindall Group PLC	147,700	7,135,825
Oxford Metrics PLC (B)	1,009,500	741,969
Savills PLC	635,900	8,806,389
Schroders PLC	1,937,700	8,585,629
Zigup PLC	277,568	1,265,662
		123,414,656
Total Common Stocks (Cost $645,402,248)		759,969,998
OTHER INVESTMENT COMPANY - 2.5%
Securities Lending Collateral - 2.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.81% (D)	19,070,764	19,070,764
Total Other Investment Company (Cost $19,070,764)		19,070,764

	Principal	Value
REPURCHASE AGREEMENT - 0.9%
Fixed Income Clearing Corp., 2.10% (D), dated 10/31/2024, to be repurchased at $7,068,628 on 11/01/2024. Collateralized by a U.S. Government Obligation, 0.75%, due 04/30/2026, and with a value of $7,209,618.	$ 7,068,215	7,068,215
Total Repurchase Agreement (Cost $7,068,215)		7,068,215
Total Investments (Cost $671,541,227)		786,108,977
Net Other Assets (Liabilities) - (1.8)%		(14,198,069)
Net Assets - 100.0%		$ 771,910,908
INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Capital Markets	11.3%	$89,108,759
Machinery	5.7	44,560,007
Household Durables	5.4	42,361,867
Building Products	5.0	39,312,320
Oil, Gas & Consumable Fuels	4.8	37,935,478
Entertainment	3.7	28,775,561
Semiconductors & Semiconductor Equipment	3.1	24,586,355
Electronic Equipment, Instruments & Components	2.9	22,592,449
Insurance	2.8	21,869,199
Health Care Equipment & Supplies	2.6	20,660,857
Industrial Conglomerates	2.6	20,091,162
Commercial Services & Supplies	2.5	19,665,577
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments	Value
Media	2.5%	$19,555,494
Food Products	2.2	17,479,867
Distributors	2.2	17,382,841
IT Services	2.2	17,069,719
Banks	2.1	16,509,456
Financial Services	2.1	16,457,039
Trading Companies & Distributors	1.9	14,933,255
Professional Services	1.8	14,134,210
Air Freight & Logistics	1.7	13,733,719
Chemicals	1.6	12,434,966
Aerospace & Defense	1.6	12,412,112
Real Estate Management & Development	1.6	12,310,052
Specialty Retail	1.6	12,303,320
Life Sciences Tools & Services	1.5	12,161,335
Tobacco	1.5	12,010,016
Passenger Airlines	1.4	11,382,605
Metals & Mining	1.4	10,658,610
Construction Materials	1.3	10,656,347
Personal Care Products	1.2	9,723,536
Leisure Products	1.2	9,188,693
Construction & Engineering	1.1	8,488,306
Pharmaceuticals	1.0	7,905,435
Diversified REITs	1.0	7,875,613
Hotels, Restaurants & Leisure	1.0	7,735,416
Marine Transportation	1.0	7,620,462
Automobile Components	0.9	7,242,845
Software	0.7	5,614,616
Textiles, Apparel & Luxury Goods	0.6	4,919,649
Consumer Staples Distribution & Retail	0.6	4,578,618
Containers & Packaging	0.6	4,448,802
Health Care Providers & Services	0.5	4,346,661
Beverages	0.5	3,911,130
Ground Transportation	0.2	1,265,662
Investments	96.7	759,969,998
Short-Term Investments	3.3	26,138,979
Total Investments	100.0%	$ 786,108,977
INVESTMENT VALUATION:

Valuation Inputs (E)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$—	$759,969,998	$—	$759,969,998
Other Investment Company	19,070,764	—	—	19,070,764
Repurchase Agreement	—	7,068,215	—	7,068,215
Total Investments	$19,070,764	$767,038,213	$—	$786,108,977
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $29,084,913, collateralized by cash collateral of $19,070,764 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $11,561,172. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
(C)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, the total value of 144A securities is $39,930,641, representing 5.2% of the
Fund's net assets.

(D)	Rate disclosed reflects the yield at October 31, 2024.
(E)
There were no transfers in or out of Level 3 during the period ended October 31, 2024. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Small Cap Value

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $664,473,012) (including securities loaned of $29,084,913)	$779,040,762
Repurchase agreement, at value (cost $7,068,215)	7,068,215
Foreign currency, at value (cost $2,106)	2,121
Receivables and other assets:
Investments sold	687,268
Net income from securities lending	16,616
Shares of beneficial interest sold	125,638
Dividends	3,214,937
Interest	412
Tax reclaims	1,765,072
Total assets	791,921,041
Liabilities:
Cash collateral received upon return of:
Securities on loan	19,070,764
Payables and other liabilities:
Shares of beneficial interest redeemed	162,240
Investment management fees	593,204
Transfer agent fees	35,992
Trustee and CCO fees	209
Audit and tax fees	30,164
Custody fees	83,555
Legal fees	8,338
Printing and shareholder reports fees	13,252
Registration fees	419
Other accrued expenses	11,996
Total liabilities	20,010,133
Net assets	$771,910,908
Net assets consist of:
Paid-in capital	$645,036,500
Total distributable earnings (accumulated losses)	126,874,408
Net assets	$771,910,908
Net assets by class:
Class I	$359,243,960
Class I2	412,657,022
Class R6	9,926
Shares outstanding (unlimited shares, no par value):
Class I	23,686,099
Class I2	27,131,392
Class R6	653
Net asset value per share: (A)
Class I	$15.17
Class I2	15.21
Class R6	15.21 (B)

(A)	Net asset value per share for Class I, I2 and R6 shares represents offering price.
(B)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Small Cap Value

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$27,232,825
Interest income	407,411
Net income from securities lending	117,962
Withholding taxes on foreign income	(2,563,718)
Total investment income	25,194,480
Expenses:
Investment management fees	6,711,968
Transfer agent fees:
Class I	364,447
Class I2	28,026
Trustee and CCO fees	29,693
Audit and tax fees	42,581
Custody fees	112,446
Legal fees	61,430
Printing and shareholder reports fees	61,369
Registration fees	50,523
Insurance fees	15,838
Other	63,757
Total expenses	7,542,078
Net investment income (loss)	17,652,402
Net realized gain (loss) on:
Investments	16,639,776
Foreign currency transactions	(201,590)
Net realized gain (loss)	16,438,186
Net change in unrealized appreciation (depreciation) on:
Investments	112,720,264
Translation of assets and liabilities denominated in foreign currencies	(64,854)
Net change in unrealized appreciation (depreciation)	112,655,410
Net realized and change in unrealized gain (loss)	129,093,596
Net increase (decrease) in net assets resulting from operations	$146,745,998
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Small Cap Value

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$17,652,402	$16,331,397
Net realized gain (loss)	16,438,186	(1,097,963)
Net change in unrealized appreciation (depreciation)	112,655,410	74,608,095
Net increase (decrease) in net assets resulting from operations	146,745,998	89,841,529
Dividends and/or distributions to shareholders:
Class I	(10,359,911)	(8,352,288)
Class I2	(10,691,629)	(13,400,508)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(21,051,540)	(21,752,796)
Capital share transactions:
Proceeds from shares sold:
Class I	85,381,363	116,730,661
Class I2	56,323,915	1,670,006
Class R6 (A)	10,000	—
	141,715,278	118,400,667
Dividends and/or distributions reinvested:
Class I	10,224,018	8,335,429
Class I2	10,691,629	13,400,508
	20,915,647	21,735,937
Cost of shares redeemed:
Class I	(103,279,589)	(75,666,786)
Class I2	(30,666,136)	(82,901,882)
	(133,945,725)	(158,568,668)
Net increase (decrease) in net assets resulting from capital share transactions	28,685,200	(18,432,064)
Net increase (decrease) in net assets	154,379,658	49,656,669
Net assets:
Beginning of year	617,531,250	567,874,581
End of year	$771,910,908	$617,531,250
Capital share transactions - shares:
Shares issued:
Class I	5,844,436	8,669,308
Class I2	3,590,905	123,811
Class R6 (A)	653	—
	9,435,994	8,793,119
Shares reinvested:
Class I	733,957	679,888
Class I2	765,876	1,091,247
	1,499,833	1,771,135
Shares redeemed:
Class I	(7,186,459)	(5,805,474)
Class I2	(2,082,136)	(6,010,856)
	(9,268,595)	(11,816,330)
Net increase (decrease) in shares outstanding:
Class I	(608,066)	3,543,722
Class I2	2,274,645	(4,795,798)
Class R6 (A)	653	—
	1,667,232	(1,252,076)

(A)	Commenced operations on May 31, 2024.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Small Cap Value

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$12.55	$11.25	$16.30	$11.94	$12.60
Investment operations:
Net investment income (loss) (A)	0.35	0.33	0.27	0.28	0.13
Net realized and unrealized gain (loss)	2.69	1.41	(4.74)	4.23	(0.51)
Total investment operations	3.04	1.74	(4.47)	4.51	(0.38)
Contributions from affiliate	—	—	0.01 (B)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.42)	(0.09)	(0.42)	(0.15)	(0.28)
Net realized gains	—	(0.35)	(0.17)	—	—
Total dividends and/or distributions to shareholders	(0.42)	(0.44)	(0.59)	(0.15)	(0.28)
Net asset value, end of year	$15.17	$12.55	$11.25	$16.30	$11.94
Total return	24.55%	15.54%	(28.23)%(B)	37.93%	(3.21)%
Ratio and supplemental data:
Net assets end of year (000’s)	$359,244	$304,824	$233,431	$348,810	$232,368
Expenses to average net assets	1.09%	1.11%	1.10%	1.09%	1.11%
Net investment income (loss) to average net assets	2.39%	2.47%	2.06%	1.82%	1.09%
Portfolio turnover rate	15%	18%	14%	14%	30%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.07%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$12.58	$11.28	$16.34	$11.96	$12.63
Investment operations:
Net investment income (loss) (A)	0.37	0.34	0.29	0.30	0.12
Net realized and unrealized gain (loss)	2.70	1.41	(4.75)	4.24	(0.49)
Total investment operations	3.07	1.75	(4.46)	4.54	(0.37)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.44)	(0.10)	(0.43)	(0.16)	(0.30)
Net realized gains	—	(0.35)	(0.17)	—	—
Total dividends and/or distributions to shareholders	(0.44)	(0.45)	(0.60)	(0.16)	(0.30)
Net asset value, end of year	$15.21	$12.58	$11.28	$16.34	$11.96
Total return	24.67%	15.63%	(28.23)%	38.13%	(3.15)%
Ratio and supplemental data:
Net assets end of year (000’s)	$412,657	$312,707	$334,444	$489,410	$282,379
Expenses to average net assets	0.99%	1.01%	1.01%	0.99%	1.01%
Net investment income (loss) to average net assets	2.49%	2.53%	2.18%	1.92%	1.04%
Portfolio turnover rate	15%	18%	14%	14%	30%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Small Cap Value

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the period indicated:	Class R6
October 31, 2024 (A)
Net asset value, beginning of period	$15.32
Investment operations:
Net investment income (loss) (B)	0.12
Net realized and unrealized gain (loss)	(0.23)(C)
Total investment operations	(0.11)
Contributions from affiliate	—
Net asset value, end of period	$15.21
Total return (D)	(0.72)%
Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets (E)	0.98%
Net investment income (loss) to average net assets (E)	1.84%
Portfolio turnover rate	15%

(A)	Commenced operations on May 31, 2024.
(B)	Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

(D)	Not annualized.
(E)	Annualized.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica International Small Cap Value (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers three classes of shares, Class I, Class I2 and Class R6. Class R6 commenced operations on May 31, 2024.
Each class has a public offering price that reflects different sales charges, if any, and expense levels.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, sales charges, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund's financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
The dollar amount of applicable foreign withholding taxes on foreign income is included on a net basis in Withholding taxes on foreign income within the Statement of Operations. The Fund records a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims that have been recorded but not yet received are reflected in Tax reclaims within the Statement of Assets and Liabilities.
As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected in Other income within the Statement of Operations and the cost to file these additional ECJ tax reclaims is reflected in Reclaim professional fees within the Statement of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2024, commissions recaptured are $1,226.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
3. INVESTMENT VALUATION (continued)
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$19,070,764	$—	$—	$—	$19,070,764
Total Borrowings	$19,070,764	$—	$—	$—	$19,070,764
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Small capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Currency risk: The value of a Fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A Fund may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Focused investing risk: To the extent the Fund invests in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$407,877,724	52.84%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
Effective August 30, 2024
First $300 million	0.895%
Over $300 million up to $750 million	0.870
Over $750 million up to $1 billion	0.770
Over $1 billion	0.750
Prior to August 30, 2024
First $300 million	0.955
Over $300 million up to $750 million	0.930
Over $750 million up to $1 billion	0.880
Over $1 billion	0.840
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective August 30, 2024
Class I	1.10%	March 1, 2026
Class I2	1.00	March 1, 2026
Class R6	1.06	March 1, 2025
Prior to August 30, 2024
Class I	1.16
Class I2, Class R6	1.06
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of October 31, 2024, there are no amounts available for recapture by TAM.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$386,650	$34,989
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$132,820,947	$—	$104,266,823	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
For U.S. income tax purposes, ECJ tax reclaims received by the Fund, if any, reduces the amount of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that ECJ tax reclaims received by the Fund during the fiscal year exceeds foreign withholding taxes paid, and the Fund previously passed foreign tax credits on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the respective Fund's shareholders. During the year ended October 31, 2024, the ECJ tax reclaims received by the Fund did not exceed the foreign withholding taxes of the Fund.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$697,334,039	$171,421,630	$(82,646,692)	$88,774,938
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of October 31, 2024, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2024, the capital loss carryforwards utilized are $3,696,010.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$21,051,540	$—	$—	$—	$4,615,817	$—	$17,136,979	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$27,382,642	$—	$10,910,322	$—	$—	$—	$88,581,444
10. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica International Small Cap Value
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica International Small Cap Value (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2024, the Fund designated $20,995,148 of qualified dividend income.
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 19,718,035	$2,004,314
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Small Cap Value

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Small Cap Value

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Small Cap Value

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Small Cap Value

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT AGREEMENT — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica International Small Cap Value (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Thompson, Siegel & Walmsley LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmarks, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Small Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENT AGREEMENT — CONTRACT RENEWAL (continued)
determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 5- and 10-year periods and in line with the median for the past 3-year period. The Board also noted that the performance of Class I Shares of the Fund was above the benchmark that TAM utilizes to measure performance of the Fund for the past 1-, 3- and 5-year periods and below the benchmark for the past 10-year period.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Board noted that TAM will reduce the Fund’s management fee schedule effective on or about August 30, 2024.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Small Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENT AGREEMENT — CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and the shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978450 TA INTL SCV 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2024
Transamerica International Stock
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2024

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica International Stock

SCHEDULE OF INVESTMENTS
At October 31, 2024

	Shares	Value
COMMON STOCKS - 95.7%
Australia - 3.7%
AGL Energy Ltd.	143,058	$ 982,238
Aristocrat Leisure Ltd.	59,048	2,376,069
BlueScope Steel Ltd.	76,207	1,012,668
CSL Ltd.	5,594	1,050,303
Evolution Mining Ltd.	804,171	2,757,140
Goodman Group, REIT	61,477	1,468,039
Qantas Airways Ltd. (A)	514,306	2,722,984
South32 Ltd.	259,180	621,553
		12,990,994
Belgium - 0.3%
Anheuser-Busch InBev SA	18,805	1,114,974
Denmark - 4.0%
Danske Bank AS	128,550	3,801,100
Genmab AS (A)	5,691	1,274,541
Novo Nordisk AS, Class B	81,721	9,166,235
		14,241,876
Finland - 0.2%
UPM-Kymmene OYJ (B)	28,544	839,952
France - 8.3%
BNP Paribas SA	16,708	1,141,056
Cie de Saint-Gobain SA	21,296	1,931,226
Covivio SA, REIT	22,292	1,268,178
Credit Agricole SA	108,385	1,661,334
Eiffage SA	22,092	2,056,183
Hermes International SCA	482	1,095,466
L'Oreal SA	5,751	2,157,603
LVMH Moet Hennessy Louis Vuitton SE	1,219	811,513
Publicis Groupe SA	14,061	1,494,450
Renault SA	118,293	5,412,428
Sanofi SA	11,515	1,216,902
Societe Generale SA	108,399	3,113,378
TotalEnergies SE	45,956	2,883,998
Unibail-Rodamco-Westfield, REIT (A)	23,857	1,950,841
Veolia Environnement SA	39,633	1,258,335
		29,452,891
Germany - 6.4%
Allianz SE	2,407	757,736
Bayerische Motoren Werke AG	22,639	1,784,768
Daimler Truck Holding AG	35,321	1,460,545
Deutsche Telekom AG	168,517	5,094,861
E.ON SE	171,885	2,319,600
Fresenius SE & Co. KGaA (A)	32,825	1,198,461
Rheinmetall AG	3,104	1,598,049
SAP SE	29,856	6,970,925
Vonovia SE	46,588	1,527,422
		22,712,367
Hong Kong - 1.7%
AIA Group Ltd.	316,200	2,495,551
CK Hutchison Holdings Ltd.	378,500	1,990,580
CLP Holdings Ltd.	77,500	658,331
Jardine Matheson Holdings Ltd.	19,000	731,500
		5,875,962
	Shares	Value
COMMON STOCKS (continued)
Ireland - 0.2%
DCC PLC	12,653	$ 800,480
Israel - 1.6%
Teva Pharmaceutical Industries Ltd., ADR (A)	315,354	5,815,128
Italy - 2.8%
Enel SpA	269,248	2,041,996
Ferrari NV	2,780	1,327,086
Intesa Sanpaolo SpA	970,944	4,155,649
Iveco Group NV	51,920	539,542
Leonardo SpA	74,693	1,780,368
		9,844,641
Japan - 25.9%
Asahi Group Holdings Ltd.	206,900	2,483,891
Canon, Inc.	71,400	2,322,284
Chugoku Electric Power Co., Inc.	134,500	978,846
Daiichi Sankyo Co. Ltd.	64,200	2,089,595
Daiwa House Industry Co. Ltd.	78,700	2,347,515
Disco Corp.	6,100	1,735,661
FUJIFILM Holdings Corp.	230,800	5,490,343
Fujitsu Ltd.	172,200	3,310,690
Honda Motor Co. Ltd.	201,600	2,027,513
Inpex Corp.	63,200	833,106
ITOCHU Corp.	97,200	4,808,273
Japan Tobacco, Inc.	47,400	1,323,287
JFE Holdings, Inc.	122,500	1,474,823
KDDI Corp.	170,300	5,309,850
Marubeni Corp.	214,900	3,212,588
Mitsubishi Corp.	112,400	2,056,253
Mitsubishi UFJ Financial Group, Inc.	404,800	4,266,687
Mitsui & Co. Ltd.	100,000	2,038,764
Mizuho Financial Group, Inc.	71,490	1,484,918
MS&AD Insurance Group Holdings, Inc.	61,900	1,369,186
Murata Manufacturing Co. Ltd.	48,100	840,360
NEC Corp.	26,400	2,246,384
Nintendo Co. Ltd.	40,700	2,149,894
Nippon Telegraph & Telephone Corp.	2,934,200	2,831,018
Nomura Holdings, Inc.	457,200	2,344,478
Olympus Corp.	57,600	1,013,892
Otsuka Holdings Co. Ltd.	69,500	4,198,546
Recruit Holdings Co. Ltd.	32,300	1,972,319
Renesas Electronics Corp.	74,400	996,835
Sekisui Chemical Co. Ltd.	144,800	2,043,548
Sekisui House Ltd.	56,400	1,362,148
SoftBank Group Corp.	18,800	1,120,828
Sony Group Corp.	149,000	2,622,029
Sumitomo Corp.	142,300	3,002,019
Sumitomo Mitsui Financial Group, Inc.	293,600	6,228,586
Takeda Pharmaceutical Co. Ltd.	30,200	842,616
Tokyo Electron Ltd.	6,900	1,015,355
Toyota Motor Corp.	263,200	4,535,039
		92,329,967
Netherlands - 5.3%
ASM International NV	2,435	1,359,965
ASML Holding NV	10,855	7,306,837
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Stock

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
	Shares	Value
COMMON STOCKS (continued)
Netherlands (continued)
Koninklijke Ahold Delhaize NV	28,152	$ 928,163
Koninklijke Philips NV (A)	69,098	1,817,886
NN Group NV	75,733	3,717,904
Prosus NV	33,410	1,408,060
Stellantis NV	170,285	2,333,300
		18,872,115
New Zealand - 0.5%
Xero Ltd. (A)	18,835	1,829,924
Singapore - 2.5%
DBS Group Holdings Ltd.	202,180	5,862,167
Oversea-Chinese Banking Corp. Ltd.	260,700	2,991,038
		8,853,205
Spain - 4.3%
Banco Bilbao Vizcaya Argentaria SA	155,112	1,544,089
Banco Santander SA	1,231,225	6,015,015
CaixaBank SA (B)	215,789	1,314,966
Cellnex Telecom SA (A)(C)	15,089	554,155
Iberdrola SA	285,287	4,237,805
Redeia Corp. SA	63,076	1,167,894
Repsol SA	45,700	572,089
		15,406,013
Sweden - 2.0%
Alfa Laval AB	40,051	1,773,046
Assa Abloy AB, Class B	59,648	1,868,338
Atlas Copco AB, A Shares	124,723	2,058,355
SKF AB, B Shares	82,102	1,557,305
		7,257,044
Switzerland - 7.6%
ABB Ltd.	51,384	2,855,465
Alcon AG	30,945	2,842,384
Holcim AG	45,847	4,502,206
Logitech International SA	11,269	922,726
Nestle SA	17,779	1,679,984
Novartis AG	51,637	5,602,937
Roche Holding AG	16,374	5,074,359
UBS Group AG	120,187	3,676,278
		27,156,339
United Kingdom - 18.4%
3i Group PLC	149,020	6,110,971
AstraZeneca PLC	24,464	3,481,070
BAE Systems PLC	109,867	1,770,761
Barclays PLC	1,887,067	5,784,812
BP PLC	295,147	1,443,511
British American Tobacco PLC	102,020	3,567,548
Coca-Cola Europacific Partners PLC	40,395	3,070,020
Compass Group PLC	57,994	1,883,437
GSK PLC	154,740	2,794,384
Halma PLC	41,617	1,329,484
	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
HSBC Holdings PLC	638,598	$ 5,861,065
Imperial Brands PLC	77,479	2,338,164
Lloyds Banking Group PLC	1,902,908	1,306,157
Marks & Spencer Group PLC	222,837	1,081,182
Mondi PLC	88,981	1,440,888
RELX PLC	53,924	2,472,938
Rio Tinto PLC	30,394	1,964,304
Rolls-Royce Holdings PLC (A)	592,757	4,090,259
Sage Group PLC	102,771	1,284,408
Segro PLC, REIT	92,442	936,657
Shell PLC	85,657	2,859,859
SSE PLC	65,230	1,482,247
Standard Chartered PLC	169,059	1,960,473
Unilever PLC	70,207	4,282,772
Vodafone Group PLC	979,321	910,686
		65,508,057
Total Common Stocks (Cost $294,905,347)		340,901,929
PREFERRED STOCKS - 1.0%
Germany - 1.0%
Henkel AG & Co. KGaA, 2.33% (D)	13,958	1,208,664
Volkswagen AG, 10.23% (D)	24,705	2,397,935
Total Preferred Stocks (Cost $4,731,107)		3,606,599
OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.81% (D)	1,007,411	1,007,411
Total Other Investment Company (Cost $1,007,411)		1,007,411

	Principal	Value
REPURCHASE AGREEMENT - 2.8%
Fixed Income Clearing Corp., 2.10% (D), dated 10/31/2024, to be repurchased at $9,958,136 on 11/01/2024. Collateralized by a U.S. Government Obligation, 0.75%, due 04/30/2026, and with a value of $10,156,842.	$ 9,957,556	9,957,556
Total Repurchase Agreement (Cost $9,957,556)		9,957,556
Total Investments (Cost $310,601,421)		355,473,495
Net Other Assets (Liabilities) - 0.2%		622,583
Net Assets - 100.0%		$ 356,096,078
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Stock

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Banks	16.5%	$58,492,490
Pharmaceuticals	11.3	40,281,772
Automobiles	5.6	19,818,069
Trading Companies & Distributors	4.2	15,117,897
Semiconductors & Semiconductor Equipment	3.5	12,414,653
Capital Markets	3.4	12,131,727
Electric Utilities	3.0	10,567,119
Software	2.8	10,085,257
Aerospace & Defense	2.6	9,239,437
Technology Hardware, Storage & Peripherals	2.5	8,735,353
Oil, Gas & Consumable Fuels	2.4	8,592,563
Diversified Telecommunication Services	2.4	8,480,034
Insurance	2.3	8,340,377
Metals & Mining	2.2	7,830,488
Machinery	2.1	7,388,793
Wireless Telecommunication Services	2.1	7,341,364
Tobacco	2.0	7,228,999
Beverages	1.9	6,668,885
Personal Care Products	1.8	6,440,375
Household Durables	1.7	6,027,725
Health Care Equipment & Supplies	1.6	5,674,162
IT Services	1.6	5,557,074
Multi-Utilities	1.3	4,560,173
Construction Materials	1.3	4,502,206
Professional Services	1.2	4,445,257
Hotels, Restaurants & Leisure	1.2	4,259,506
Real Estate Management & Development	1.1	3,874,937
Building Products	1.1	3,799,564
Industrial Conglomerates	1.0	3,522,560
Electrical Equipment	0.8	2,855,465
Passenger Airlines	0.8	2,722,984
Industrial REITs	0.7	2,404,696
Biotechnology	0.6	2,324,844
Paper & Forest Products	0.6	2,280,840
Electronic Equipment, Instruments & Components	0.6	2,169,844
Entertainment	0.6	2,149,894
Construction & Engineering	0.6	2,056,183
Consumer Staples Distribution & Retail	0.6	2,009,345
Retail REITs	0.5	1,950,841
Textiles, Apparel & Luxury Goods	0.5	1,906,979
Food Products	0.5	1,679,984
Media	0.4	1,494,450
Broadline Retail	0.4	1,408,060
Diversified REITs	0.4	1,268,178
Household Products	0.3	1,208,664
Health Care Providers & Services	0.3	1,198,461
Investments	96.9	344,508,528
Short-Term Investments	3.1	10,964,967
Total Investments	100.0%	$ 355,473,495
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Stock

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2024
INVESTMENT VALUATION:

Valuation Inputs (E)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$8,885,148	$332,016,781	$—	$340,901,929
Preferred Stocks	—	3,606,599	—	3,606,599
Other Investment Company	1,007,411	—	—	1,007,411
Repurchase Agreement	—	9,957,556	—	9,957,556
Total Investments	$9,892,559	$345,580,936	$—	$355,473,495
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $1,960,433, collateralized by cash collateral of $1,007,411 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,054,864. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, the total value of 144A securities is $554,155, representing 0.2% of the
Fund's net assets.

(D)	Rate disclosed reflects the yield at October 31, 2024.
(E)
There were no transfers in or out of Level 3 during the year ended October 31, 2024. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Stock

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2024

Assets:
Investments, at value (cost $300,643,865) (including securities loaned of $1,960,433)	$345,515,939
Repurchase agreement, at value (cost $9,957,556)	9,957,556
Foreign currency, at value (cost $355)	356
Receivables and other assets:
Shares of beneficial interest sold	178,963
Dividends	1,106,097
Interest	581
Tax reclaims	623,298
Total assets	357,382,790
Liabilities:
Cash collateral received upon return of:
Securities on loan	1,007,411
Payables and other liabilities:
Shares of beneficial interest redeemed	8,234
Investment management fees	181,410
Distribution and service fees	1,187
Transfer agent fees	4,821
Trustee and CCO fees	96
Audit and tax fees	24,062
Custody fees	47,307
Legal fees	2,829
Printing and shareholder reports fees	2,214
Registration fees	671
Other accrued expenses	6,470
Total liabilities	1,286,712
Net assets	$356,096,078
Net assets consist of:
Paid-in capital	$293,822,359
Total distributable earnings (accumulated losses)	62,273,719
Net assets	$356,096,078
Net assets by class:
Class A	$5,834,401
Class I	27,532,148
Class I2	294,695,899
Class R6	28,033,630
Shares outstanding (unlimited shares, no par value):
Class A	477,842
Class I	2,245,662
Class I2	24,022,534
Class R6	2,286,028
Net asset value per share: (A)
Class A	$12.21
Class I	12.26
Class I2	12.27
Class R6	12.26
Maximum offering price per share: (B)
Class A	$12.92

(A)	Net asset value per share for Class I, I2 and R6 shares represents offering price. The redemption price for Class A shares equals net asset value less any applicable contingent deferred sales charge.
(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Stock

STATEMENT OF OPERATIONS
For the year ended October 31, 2024

Investment income:
Dividend income	$9,897,120
Interest income	227,634
Net income from securities lending	31,228
Withholding taxes on foreign income	(883,836)
Total investment income	9,272,146
Expenses:
Investment management fees	2,060,012
Distribution and service fees:
Class A	7,008
Transfer agent fees:
Class A	3,572
Class I	9,412
Class I2	19,613
Class R6	1,569
Trustee and CCO fees	12,387
Audit and tax fees	25,044
Custody fees	66,086
Legal fees	27,640
Printing and shareholder reports fees	12,042
Registration fees	69,121
Other	22,020
Total expenses before waiver and/or reimbursement and recapture	2,335,526
Expenses waived and/or reimbursed:
Class A	(1,139)
Class I	(5,918)
Class I2	(27,639)
Class R6	(2,670)
Recapture of previously waived and/or reimbursed fees:
Class A	717
Class I	3,039
Class R6	515
Net expenses	2,302,431
Net investment income (loss)	6,969,715
Net realized gain (loss) on:
Investments	15,049,809
Foreign currency transactions	(165,505)
Net realized gain (loss)	14,884,304
Net change in unrealized appreciation (depreciation) on:
Investments	33,254,602
Translation of assets and liabilities denominated in foreign currencies	(33,351)
Net change in unrealized appreciation (depreciation)	33,221,251
Net realized and change in unrealized gain (loss)	48,105,555
Net increase (decrease) in net assets resulting from operations	$55,075,270
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Stock

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2024	October 31, 2023
From operations:
Net investment income (loss)	$6,969,715	$4,307,614
Net realized gain (loss)	14,884,304	(1,036,759)
Net change in unrealized appreciation (depreciation)	33,221,251	24,024,836
Net increase (decrease) in net assets resulting from operations	55,075,270	27,295,691
Dividends and/or distributions to shareholders:
Class A	(47,324)	(18,194)
Class I	(20,868)	(15,026)
Class I2	(5,489,683)	(4,195,583)
Class R6	(543,035)	(344,019)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(6,100,910)	(4,572,822)
Capital share transactions:
Proceeds from shares sold:
Class A	4,959,903	699,587
Class I	32,704,668	46,666
Class I2	112,814,033	10,091,733
Class R6	12,664,628	2,496,231
	163,143,232	13,334,217
Dividends and/or distributions reinvested:
Class A	47,324	18,194
Class I	20,868	15,026
Class I2	5,489,683	4,195,583
Class R6	543,035	344,019
	6,100,910	4,572,822
Cost of shares redeemed:
Class A	(787,147)	(221,030)
Class I	(5,849,669)	(1,501)
Class I2	(18,263,761)	(28,156,735)
Class R6	(2,522,796)	(2,936,268)
	(27,423,373)	(31,315,534)
Net increase (decrease) in net assets resulting from capital share transactions	141,820,769	(13,408,495)
Net increase (decrease) in net assets	190,795,129	9,314,374
Net assets:
Beginning of year	165,300,949	155,986,575
End of year	$356,096,078	$165,300,949
Capital share transactions - shares:
Shares issued:
Class A	406,576	67,185
Class I	2,652,547	4,449
Class I2	10,170,932	1,026,462
Class R6	1,056,957	243,027
	14,287,012	1,341,123
Shares reinvested:
Class A	4,362	1,909
Class I	1,920	1,573
Class I2	505,030	439,328
Class R6	50,003	36,023
	561,315	478,833
Shares redeemed:
Class A	(65,748)	(21,516)
Class I	(476,993)	(157)
Class I2	(1,587,109)	(2,740,904)
Class R6	(213,596)	(292,898)
	(2,343,446)	(3,055,475)
Net increase (decrease) in shares outstanding:
Class A	345,190	47,578
Class I	2,177,474	5,865
Class I2	9,088,853	(1,275,114)
Class R6	893,364	(13,848)
	12,504,881	(1,235,519)
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Stock

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$9.96	$8.75	$11.77	$8.62	$9.60
Investment operations:
Net investment income (loss) (A)	0.21	0.20	0.31	0.23	0.14
Net realized and unrealized gain (loss)	2.38	1.23	(2.42)	3.03	(1.12)
Total investment operations	2.59	1.43	(2.11)	3.26	(0.98)
Contributions from affiliate	—	—	0.02 (B)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.22)	(0.30)	(0.11)	—
Net realized gains	—	—	(0.63)	—	—
Total dividends and/or distributions to shareholders	(0.34)	(0.22)	(0.93)	(0.11)	—
Net asset value, end of year	$12.21	$9.96	$8.75	$11.77	$8.62
Total return (C)	26.43%	16.69%	(19.19)%(B)	38.12%	(10.21)%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,834	$1,321	$745	$780	$473
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.16%	1.18%	1.15%	1.14%	1.20%
Including waiver and/or reimbursement and recapture	1.14%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss) to average net assets	1.72%	2.00%	3.13%	2.04%	1.60%
Portfolio turnover rate	34%	35%	41%	52%	49%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.19%.

(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class I
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$9.99	$8.77	$11.83	$8.65	$9.62
Investment operations:
Net investment income (loss) (A)	0.22	0.23	0.33	0.25	0.17
Net realized and unrealized gain (loss)	2.41	1.23	(2.43)	3.07	(1.13)
Total investment operations	2.63	1.46	(2.10)	3.32	(0.96)
Contributions from affiliate	—	—	0.02 (B)	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.24)	(0.35)	(0.14)	(0.01)
Net realized gains	—	—	(0.63)	—	—
Total dividends and/or distributions to shareholders	(0.36)	(0.24)	(0.98)	(0.14)	(0.01)
Net asset value, end of year	$12.26	$9.99	$8.77	$11.83	$8.65
Total return	26.77%	16.79%	(19.02)%(B)	38.63%	(9.98)%
Ratio and supplemental data:
Net assets end of year (000’s)	$27,532	$681	$547	$608	$439
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.88%	0.91%	0.93%	0.96%	1.03%
Including waiver and/or reimbursement and recapture	0.85%	0.98%	1.00%	1.00%	1.00%
Net investment income (loss) to average net assets	1.81%	2.29%	3.33%	2.25%	1.83%
Portfolio turnover rate	34%	35%	41%	52%	49%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.17%.

(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Stock

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I2
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$10.00	$8.78	$11.83	$8.65	$9.62
Investment operations:
Net investment income (loss) (A)	0.29	0.25	0.34	0.26	0.17
Net realized and unrealized gain (loss)	2.36	1.23	(2.42)	3.06	(1.13)
Total investment operations	2.65	1.48	(2.08)	3.32	(0.96)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.26)	(0.34)	(0.14)	(0.01)
Net realized gains	—	—	(0.63)	—	—
Total dividends and/or distributions to shareholders	(0.38)	(0.26)	(0.97)	(0.14)	(0.01)
Net asset value, end of year	$12.27	$10.00	$8.78	$11.83	$8.65
Total return	26.94%	16.97%	(19.08)%	38.64%	(9.98)%
Ratio and supplemental data:
Net assets end of year (000’s)	$294,696	$149,376	$142,358	$136,492	$106,120
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.79%	0.81%	0.83%	0.85%	0.93%
Including waiver and/or reimbursement and recapture	0.78%	0.81%	0.83%	0.93%	1.00%
Net investment income (loss) to average net assets	2.40%	2.45%	3.37%	2.31%	1.89%
Portfolio turnover rate	34%	35%	41%	52%	49%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class R6
	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020
Net asset value, beginning of year	$10.00	$8.77	$11.83	$8.65	$9.62
Investment operations:
Net investment income (loss) (A)	0.27	0.25	0.36	0.25	0.17
Net realized and unrealized gain (loss)	2.37	1.23	(2.45)	3.07	(1.13)
Total investment operations	2.64	1.48	(2.09)	3.32	(0.96)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.25)	(0.34)	(0.14)	(0.01)
Net realized gains	—	—	(0.63)	—	—
Total dividends and/or distributions to shareholders	(0.38)	(0.25)	(0.97)	(0.14)	(0.01)
Net asset value, end of year	$12.26	$10.00	$8.77	$11.83	$8.65
Total return	26.84%	17.01%	(19.12)%	38.63%	(9.98)%
Ratio and supplemental data:
Net assets end of year (000’s)	$28,034	$13,923	$12,337	$601	$434
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.79%	0.81%	0.83%	0.86%	0.93%
Including waiver and/or reimbursement and recapture	0.78%	0.81%	0.92%	0.96%	1.00%
Net investment income (loss) to average net assets	2.25%	2.43%	3.70%	2.28%	1.85%
Portfolio turnover rate	34%	35%	41%	52%	49%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS
At October 31, 2024
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica International Stock (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers four classes of shares, Class A, Class I, Class I2 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2024, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund's financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
The dollar amount of applicable foreign withholding taxes on foreign income is included on a net basis in Withholding taxes on foreign income within the Statement of Operations. The Fund records a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims that have been recorded but not yet received are reflected in Tax reclaims within the Statement of Assets and Liabilities.
As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected in Other income within the Statement of Operations and the cost to file these additional ECJ tax reclaims is reflected in Reclaim professional fees within the Statement of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2024, commissions recaptured are $20,896.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2024, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2024, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2024.
Repurchase agreements at October 31, 2024, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2024, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2024.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$1,007,411	$—	$—	$—	$1,007,411
Total Borrowings	$1,007,411	$—	$—	$—	$1,007,411
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Large capitalization companies risk: The Fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
6. RISK FACTORS (continued)
if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Fund.
Currency risk: The value of a Fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A Fund may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund's distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2024, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$286,194,418	80.37%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.70%
Over $500 million up to $1 billion	0.68
Over $1 billion up to $2 billion	0.67
Over $2 billion up to $3 billion	0.64
Over $3 billion	0.63
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective August 30, 2024
Class A	1.25%	March 1, 2026
Class I	0.84	March 1, 2026
Class I2, Class R6	0.81	March 1, 2026
Prior to August 30, 2024
Class A	1.25
Class I	1.00
Class I2, Class R6	0.86
Prior to March 1, 2024
Class A	1.25
Class I	1.00
Class I2	0.89
Class R6	0.92
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2024 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2024, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2022	2023	2024	Total
Class A	$109	$440	$717	$1,266
Class I	—	—	2,879	2,879
Class I2	—	—	27,639	27,639
Class R6	—	—	1,972	1,972
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%

(A)	12b-1 fees are not applicable for Class I, Class I2 and Class R6.
On three occasions during the year ended October 31, 2022, TCI, the Fund's distributor/principal underwriter, returned to Class A certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2024, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$24,801	$—
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
For the year ended October 31, 2024, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$33,989	$4,764
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2024.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2024, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$229,791,588	$—	$94,869,280	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2024
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of October 31, 2024, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$314,018,046	$54,415,669	$(12,960,220)	$41,455,449
As of October 31, 2024, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2024, the capital loss carryforwards utilized are $2,252,216.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2024 and 2023 are as follows:
2024 Distributions Paid From:				2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$6,100,910	$—	$—	$—	$4,572,822	$—	$—	$—
As of October 31, 2024, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$9,718,848	$—	$11,147,607	$—	$—	$—	$41,407,264
10. NEW ACCOUNTING PRONOUNCEMENT
In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07, Segment Reporting (“Topic 280”): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amended the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items on annual and interim basis and to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually. Public entities with a single reportable segment are required to provide the new disclosures in ASU 2023-07 and all the disclosures required under ASC 280. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the financial statements. ASU 2023-07 is effective for all public entities for fiscal years beginning after December 15, 2023, and interim periods beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications of the additional requirements and their impact on the Fund's financial statements.
Transamerica Funds
Annual Financial Statements 2024

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica International Stock
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica International Stock (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2024
Transamerica Funds
Annual Financial Statements 2024

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2024, the Fund designated $6,758,760 of qualified dividend income.
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2024.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 7,530,453	$657,850
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Stock

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Stock

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Stock

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Stock

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 12-13, 2024, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica International Stock (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and ClariVest Asset Management LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2025.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2023. Based on these considerations, the Board
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Stock

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe and above the benchmark that TAM utilizes to measure performance of the Fund, each for the past 1-, 3- and 5-year periods.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Transamerica Funds
Annual Financial Statements 2024

Transamerica International Stock

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and the shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2024

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Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA
3978455 INTL STOCK 10/24
© 2024 Transamerica Corporation. All Rights Reserved.

(b)	The registrant’s Financial Highlights are filed under Item 7(a) of this Form.

Item 8:	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

There were no changes in or disagreements with accountants during the period covered by this report.

Item 9:	Proxy Disclosures for Open-End Management Investment Companies.

There are no proxy disclosures for the registrant during the period covered by this report.

Item 10:	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Renumeration Paid to Directors, Officers, and Others of Open-End Investment Companies is included within the Financial Statements filed under Item 7(a) of this Form.

Item 11:	Statement Regarding Basis for Approval of Investment Advisory Contract.

The registrant’s Statements Regarding Basis for Approval of Investment Management and Sub-Advisory Contracts is included within the Financial Statements filed under Item 7(a) of this Form.

Item 12:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 14:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 15:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees that have been implemented since the registrant last provided disclosure in response to the requirements of this Item.

Item 16:	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are appropriately designed to ensure that information required to be disclosed by the registrant in the reports that it files on Form N-CSR is (a) accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 18:	Recovery of Erroneously Awarded Compensation.

Not applicable to the registrant.

Item 19:	Exhibits.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The registrant’s code of ethics is attached hereto.

(a)(2)

Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable to the registrant.

(a)(3)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is attached hereto.

(a)(4)

Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(a)(5)	Change in the registrant’s independent public accountant.

Not applicable.

(b)

The certification by the registrant’s principal executive officer and principal financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Funds
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)

Date:	January 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)

Date:	January 6, 2025

By:	/s/ Joshua Durham
Joshua Durham
Vice President, Chief Operating Officer and Interim Treasurer (Principal Financial Officer and Principal Accounting Officer)

Date:	January 6, 2025

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

19(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
19(a)(3)	Section 302 N-CSR Certification of Principal Executive Officer
19(a)(3)	Section 302 N-CSR Certification of Principal Financial Officer
19(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer